United States Securities and Exchange Commission
Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered Management Investment Companies

Investment Company Act file number 811-01879

Janus Investment Fund
(Exact name of registrant as specified in charter)

151 Detroit Street, Denver, Colorado 80206
(Address of principal executive offices) (Zip code)

Michelle Rosenberg, 151 Detroit Street, Denver, Colorado 80206
(Name and address of agent for service)

Registrant's telephone number, including area code: 303-333-3863

Date of fiscal year end: 6/30

Date of reporting period: 12/31/16

Item 1 - Reports to Shareholders

SEMIANNUAL REPORT December 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH Emerging Markets Managed Volatility Fund

INTECH Emerging Markets Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, INTECH Emerging Markets Managed Volatility Fund returned -3.98% for its Class I Shares. This compares to the 4.49% return posted by the MSCI Emerging Markets Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI Emerging Markets Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Emerging Markets Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Led by riskier segments of the market, the MSCI Emerging Markets Index posted a return of 4.49% for the six-month period ending December 31, 2016. INTECH Emerging Markets Managed Volatility Fund underperformed the MSCI Emerging Markets Index over the period and generated a return of -3.98%.

The Fund’s defensive positioning acted as a significant headwind to relative performance as investors’ risk appetites increased in the emerging equity markets. On average, the Fund was overweight lower volatility stocks, or stocks with a lower total risk (standard deviation of returns), as well as lower beta stocks, or stocks with lower sensitivity to market movements. During the period higher volatility and higher beta stocks outperformed lower volatility and lower beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower volatility and lower beta stocks detracted from the Fund’s relative return for the period.

An overall decrease in market diversity over the period reflected a change in the distribution of capital, in which larger cap stocks outperformed smaller cap stocks on average within the MSCI Emerging Markets Index. The INTECH Emerging Markets Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was negatively impacted by the overall in market diversity over the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund’s overall active sector positioning detracted from relative performance during the period. Specifically, an average overweight to the defensive consumer staples sector, as well as an average overweight allocation to the telecommunication services sector, detracted from relative performance. An overall negative selection effect also detracted from the Fund’s relative performance during the period, especially within the materials and financials sectors.

Janus Investment Fund	1

INTECH Emerging Markets Managed Volatility Fund (unaudited)

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Emerging Markets Managed Volatility Fund.

2	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Chunghwa Telecom Co Ltd
Diversified Telecommunication Services	4.4%
Emirates Telecommunications Group Co PJSC
Diversified Telecommunication Services	2.5%
Taiwan Mobile Co Ltd
Wireless Telecommunication Services	2.2%
KT&G Corp
Tobacco	2.0%
AAC Technologies Holdings Inc
Electronic Equipment, Instruments & Components	1.9%
13.0%

Asset Allocation - (% of Net Assets)
Common Stocks	97.6%
Investment Companies	1.7%
Preferred Stocks	0.9%
Rights	0.0%
Other	(0.2)%
100.0%

Emerging markets comprised 98.5% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	3

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016				per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-4.03%	1.20%	-3.73%	10.45%	1.40%
Class A Shares at MOP	-9.57%	-4.64%	-6.48%
Class C Shares at NAV	-4.44%	0.34%	-4.51%	11.27%	2.20%
Class C Shares at CDSC	-5.39%	-0.66%	-4.51%
Class D Shares(1)	-4.09%	1.24%	-3.66%	10.37%	1.28%
Class I Shares	-3.98%	1.36%	-3.53%	9.40%	1.13%
Class S Shares	-4.14%	1.09%	-3.86%	10.67%	1.62%
Class T Shares	-4.01%	1.33%	-3.62%	10.37%	1.37%
MSCI Emerging Markets Index	4.49%	11.19%	-0.63%
Morningstar Quartile - Class I Shares	-	4th	3rd
Morningstar Ranking - based on total returns for Diversified Emerging Markets Funds	-	754/842	573/771

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

4	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

Standard deviation measures historical volatility. Higher standard deviation implies greater volatility. Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 17, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH Emerging Markets Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$959.70	$6.13	$1,000.00	$1,018.95	$6.31	1.24%
Class C Shares	$1,000.00	$955.60	$9.86	$1,000.00	$1,015.12	$10.16	2.00%
Class D Shares	$1,000.00	$959.10	$5.63	$1,000.00	$1,019.46	$5.80	1.14%
Class I Shares	$1,000.00	$960.20	$5.14	$1,000.00	$1,019.96	$5.30	1.04%
Class S Shares	$1,000.00	$958.60	$6.76	$1,000.00	$1,018.30	$6.97	1.37%
Class T Shares	$1,000.00	$959.90	$5.63	$1,000.00	$1,019.46	$5.80	1.14%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 97.6%
Aerospace & Defense – 0.2%
Hanwha Techwin Co Ltd*	26	$933
Korea Aerospace Industries Ltd*	104	5,755
		6,688
Auto Components – 1.2%
Bharat Forge Ltd	224	2,985
Bosch Ltd	19	5,870
Cheng Shin Rubber Industry Co Ltd	12,000	22,563
Fuyao Glass Industry Group Co Ltd (144A)	1,200	3,693
Hankook Tire Co Ltd*	40	1,920
Hyundai Mobis Co Ltd*	4	873
		37,904
Automobiles – 4.6%
Astra International Tbk PT	16,600	10,154
Bajaj Auto Ltd	75	2,901
Geely Automobile Holdings Ltd	55,000	52,305
Great Wall Motor Co Ltd	5,000	4,637
Guangzhou Automobile Group Co Ltd	22,000	26,330
Hero MotoCorp Ltd	197	8,803
Kia Motors Corp*	69	2,239
Maruti Suzuki India Ltd	428	33,343
		140,712
Banks – 11.4%
Agricultural Bank of China Ltd	15,000	6,125
Axis Bank Ltd	1,219	8,056
Banco de Chile	163,286	19,152
Banco de Credito e Inversiones	73	3,697
Banco do Brasil SA	100	857
Banco Santander Brasil SA	1,100	9,789
Banco Santander Chile	84,058	4,680
Bank Central Asia Tbk PT	22,300	25,545
Bank Mandiri Persero Tbk PT	1,400	1,197
Bank Negara Indonesia Persero Tbk PT	21,100	8,626
Bank of China Ltd	8,000	3,530
Bank of Communications Co Ltd	9,000	6,443
Bank of the Philippine Islands	8,930	15,950
Bank Rakyat Indonesia Persero Tbk PT	4,800	4,163
BDO Unibank Inc	940	2,118
China Construction Bank Corp	9,000	6,895
China Merchants Bank Co Ltd	1,000	2,324
China Minsheng Banking Corp Ltd	10,500	11,148
Chongqing Rural Commercial Bank Co Ltd	13,000	7,632
Commercial Bank QSC	778	6,944
Credicorp Ltd	100	15,786
CTBC Financial Holding Co Ltd	3,240	1,770
Doha Bank QSC	236	2,262
Dubai Islamic Bank PJSC	1,032	1,565
E.Sun Financial Holding Co Ltd	7,000	3,988
First Financial Holding Co Ltd	18,919	10,083
First Gulf Bank PJSC	315	1,102
Hana Financial Group Inc	199	5,138
Hua Nan Financial Holdings Co Ltd	1,000	503
IDFC Bank Ltd	5,189	4,587
Industrial & Commercial Bank of China Ltd	13,000	7,754
Industrial Bank of Korea*	314	3,297
Kasikornbank PCL	2,200	10,870
KB Financial Group Inc*	58	2,050
Krung Thai Bank PCL	10,000	4,927
Masraf Al Rayan QSC	971	10,022
Nedbank Group Ltd	181	3,120

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Banks – (continued)
OTP Bank PLC	240	$6,857
Public Bank Bhd	8,800	38,677
Qatar Islamic Bank SAQ	72	2,055
Qatar National Bank SAQ	227	10,156
Shinhan Financial Group Co Ltd*	56	2,100
Siam Commercial Bank PCL	1,800	7,635
State Bank of India	1,468	5,378
Taishin Financial Holding Co Ltd	13,940	5,092
Taiwan Cooperative Financial Holding Co Ltd	20,057	8,730
Woori Bank*	249	2,624
Yes Bank Ltd	900	15,270
		348,269
Beverages – 0.8%
China Resources Beer Holdings Co Ltd*	12,000	23,709
Capital Markets – 0.8%
CETIP SA - Mercados Organizados	1,900	25,997
Chemicals – 2.0%
Asian Paints Ltd	2,159	28,328
Formosa Chemicals & Fibre Corp	1,000	2,977
Petronas Chemicals Group Bhd	700	1,089
Sinopec Shanghai Petrochemical Co Ltd	38,000	20,571
UPL Ltd	1,027	9,754
		62,719
Commercial Services & Supplies – 0.1%
S-1 Corp*	34	2,466
Construction & Engineering – 0.2%
China Railway Group Ltd	1,000	818
Hyundai Development Co-Engineering & Construction*	42	1,560
Hyundai Engineering & Construction Co Ltd*	152	5,348
		7,726
Construction Materials – 1.0%
Ambuja Cements Ltd	2,794	8,466
Shree Cement Ltd	61	13,201
Siam Cement PCL	300	4,164
UltraTech Cement Ltd	116	5,536
		31,367
Consumer Finance – 0.6%
Bajaj Finance Ltd	776	9,628
Samsung Card Co Ltd*	243	7,982
		17,610
Diversified Consumer Services – 2.2%
New Oriental Education & Technology Group Inc (ADR)*	1,300	54,730
TAL Education Group (ADR)*	200	14,030
		68,760
Diversified Financial Services – 1.6%
Ayala Corp	250	3,678
Chailease Holding Co Ltd	4,000	6,829
Far East Horizon Ltd	11,000	9,393
Fubon Financial Holding Co Ltd	9,000	14,260
GT Capital Holdings Inc	80	2,044
Metro Pacific Investments Corp	92,300	12,346
		48,550
Diversified Telecommunication Services – 9.3%
Bharti Infratel Ltd	701	3,544
China Communications Services Corp Ltd	16,000	10,183
Chunghwa Telecom Co Ltd	43,000	135,675
Emirates Telecommunications Group Co PJSC	14,846	75,922
Ooredoo QSC	627	17,530
Telekom Malaysia Bhd	9,600	12,734

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
Telekomunikasi Indonesia Persero Tbk PT	96,100	$28,276
		283,864
Electric Utilities – 1.8%
Centrais Eletricas Brasileiras SA*	600	4,191
Centrais Eletricas Brasileiras SA - Class B*	1,200	9,519
CPFL Energia SA	600	4,632
EDP - Energias do Brasil SA	500	2,053
Equatorial Energia SA	1,600	26,677
Tenaga Nasional Bhd	2,300	7,117
		54,189
Electrical Equipment – 0.4%
Havells India Ltd	2,340	11,749
Electronic Equipment, Instruments & Components – 2.6%
AAC Technologies Holdings Inc	6,500	58,481
AU Optronics Corp	6,000	2,177
Hon Hai Precision Industry Co Ltd	1,000	2,591
LG Display Co Ltd*	145	3,744
Sunny Optical Technology Group Co Ltd	1,000	4,357
WPG Holdings Ltd	6,000	7,044
		78,394
Food & Staples Retailing – 3.0%
Cencosud SA	3,470	9,747
CP ALL PCL	32,000	55,774
President Chain Store Corp	2,000	14,308
Raia Drogasil SA	600	11,260
		91,089
Food Products – 2.9%
Charoen Pokphand Foods PCL	18,800	15,419
Charoen Pokphand Indonesia Tbk PT	26,700	6,105
China Huishan Dairy Holdings Co Ltd	55,000	21,331
Indofood CBP Sukses Makmur Tbk PT	28,700	18,256
Indofood Sukses Makmur Tbk PT	31,800	18,691
Kuala Lumpur Kepong Bhd	300	1,603
M Dias Branco SA	100	3,536
Tingyi Cayman Islands Holding Corp	4,000	4,842
		89,783
Gas Utilities – 0.3%
China Gas Holdings Ltd	2,000	2,710
GAIL India Ltd	946	6,113
		8,823
Health Care Providers & Services – 1.5%
Bangkok Dusit Medical Services PCL	33,000	21,248
Qualicorp SA	2,700	15,915
Shanghai Pharmaceuticals Holding Co Ltd	900	2,057
Sinopharm Group Co Ltd	1,600	6,565
		45,785
Hotels, Restaurants & Leisure – 1.4%
Jollibee Foods Corp	5,850	22,783
Minor International PCL	18,180	18,153
OPAP SA	212	1,874
		42,810
Household Durables – 0.7%
Nien Made Enterprise Co Ltd	2,000	20,499
Household Products – 0.2%
Hindustan Unilever Ltd	146	1,777
Unilever Indonesia Tbk PT	1,300	3,743
		5,520
Independent Power and Renewable Electricity Producers – 0.7%
Aboitiz Power Corp	14,100	11,833

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Independent Power and Renewable Electricity Producers – (continued)
Engie Brasil Energia SA	100	$1,073
Huaneng Renewables Corp Ltd	30,000	9,704
		22,610
Industrial Conglomerates – 1.2%
Aboitiz Equity Ventures Inc	15,260	21,737
Berli Jucker PCL	3,200	4,468
Industries Qatar QSC	43	1,387
Samsung C&T Corp*	23	2,375
Shanghai Industrial Holdings Ltd	2,000	5,397
		35,364
Information Technology Services – 0.6%
HCL Technologies Ltd	979	11,935
Tata Consultancy Services Ltd	30	1,043
TravelSky Technology Ltd	3,000	6,282
		19,260
Insurance – 1.7%
Bajaj Finserv Ltd	150	6,372
Cathay Financial Holding Co Ltd	2,000	2,995
China Life Insurance Co Ltd/Taiwan	11,040	10,945
Hyundai Marine & Fire Insurance Co Ltd*	214	5,572
New China Life Insurance Co Ltd	2,300	10,465
Ping An Insurance Group Co of China Ltd	500	2,488
Qatar Insurance Co SAQ	556	12,940
		51,777
Internet & Direct Marketing Retail – 0.2%
JD.com Inc (ADR)*	100	2,544
Vipshop Holdings Ltd (ADR)*	200	2,202
		4,746
Internet Software & Services – 3.8%
Alibaba Group Holding Ltd (ADR)*	200	17,562
NAVER Corp*	49	31,388
NetEase Inc (ADR)	200	43,068
Tencent Holdings Ltd	800	19,417
Weibo Corp (ADR)*	100	4,060
		115,495
Life Sciences Tools & Services – 0.3%
Divi's Laboratories Ltd	738	8,501
Machinery – 1.0%
Eicher Motors Ltd	60	19,228
Hyundai Heavy Industries Co Ltd*	6	720
Samsung Heavy Industries Co Ltd*	198	1,513
WEG SA	1,100	5,218
Weichai Power Co Ltd	3,000	4,601
		31,280
Media – 0.4%
Zee Entertainment Enterprises Ltd	1,731	11,528
Metals & Mining – 3.2%
Cia de Minas Buenaventura SAA (ADR)	2,400	27,072
Hindalco Industries Ltd	6,734	15,288
Impala Platinum Holdings Ltd*	632	1,954
Industrias Penoles SAB de CV	815	15,114
JSW Steel Ltd*	858	20,502
MMC Norilsk Nickel PJSC (ADR)	121	2,026
Severstal PJSC (GDR)	281	4,261
Vedanta Ltd	4,086	12,946
		99,163
Multiline Retail – 0.2%
SACI Falabella	717	5,677

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Multi-Utilities – 0.1%
Qatar Electricity & Water Co QSC	31	$1,933
Oil, Gas & Consumable Fuels – 4.6%
Adaro Energy Tbk PT	39,300	4,934
Bharat Petroleum Corp Ltd	2,098	19,612
Cairn India Ltd	1,586	5,645
Coal India Ltd	2,823	12,461
Empresas COPEC SA	101	969
GS Holdings Corp*	75	3,348
Hindustan Petroleum Corp Ltd	1,483	9,607
IRPC PCL	40,600	5,430
LUKOIL PJSC (ADR)	247	13,832
MOL Hungarian Oil & Gas PLC	94	6,602
Novatek PJSC (GDR)	18	2,332
Polski Koncern Naftowy ORLEN SA	266	5,422
PTT PCL	500	5,181
Qatar Gas Transport Co Ltd	3,490	22,104
Reliance Industries Ltd	484	7,709
Thai Oil PCL	2,200	4,428
Ultrapar Participacoes SA	200	4,154
United Tractors Tbk PT	4,500	7,093
		140,863
Paper & Forest Products – 0.3%
Fibria Celulose SA	100	961
Nine Dragons Paper Holdings Ltd	8,000	7,226
Sappi Ltd	163	1,064
		9,251
Personal Products – 0.4%
Dabur India Ltd	1,067	4,372
Godrej Consumer Products Ltd	62	1,378
Marico Ltd	1,676	6,426
		12,176
Pharmaceuticals – 3.7%
China Medical System Holdings Ltd	11,000	17,355
Cipla Ltd/India	1,478	12,392
CSPC Pharmaceutical Group Ltd	18,000	19,147
Dr Reddy's Laboratories Ltd	46	2,073
Glenmark Pharmaceuticals Ltd	547	7,152
Kalbe Farma Tbk PT	217,900	24,354
Lupin Ltd	80	1,751
Piramal Enterprises Ltd	744	17,727
Richter Gedeon Nyrt	465	9,823
Sun Pharmaceutical Industries Ltd	251	2,318
		114,092
Real Estate Management & Development – 3.5%
Aldar Properties PJSC	16,957	12,144
Ayala Land Inc	4,900	3,151
Central Pattana PCL	13,500	21,317
China Vanke Co Ltd	2,400	5,426
Country Garden Holdings Co Ltd	33,000	18,376
Emaar Properties PJSC	544	1,053
Fullshare Holdings Ltd	20,000	9,311
Guangzhou R&F Properties Co Ltd	3,600	4,351
Highwealth Construction Corp	8,000	11,240
Pakuwon Jati Tbk PT	13,100	547
Shanghai Lujiazui Finance & Trade Zone Development Co Ltd	6,000	8,784
SM Prime Holdings Inc	22,700	12,922
		108,622
Road & Rail – 1.1%
BTS Group Holdings PCL	73,000	17,379

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Road & Rail – (continued)
Localiza Rent a Car SA	400	$4,191
Rumo Logistica Operadora Multimodal SA*	6,800	12,754
		34,324
Semiconductor & Semiconductor Equipment – 3.9%
Hanergy Thin Film Power Group Ltd*,ß	52,000	1,348
Powertech Technology Inc	6,000	16,134
Realtek Semiconductor Corp	7,000	22,014
Semiconductor Manufacturing International Corp*	10,700	16,719
Siliconware Precision Industries Co Ltd	14,000	20,762
SK Hynix Inc*	1,018	37,217
Vanguard International Semiconductor Corp	3,000	5,202
		119,396
Software – 0.4%
Kingsoft Corp Ltd	1,000	2,037
NCSoft Corp*	48	9,816
		11,853
Technology Hardware, Storage & Peripherals – 2.2%
Foxconn Technology Co Ltd	7,030	18,442
Inventec Corp	12,000	8,173
Lite-On Technology Corp	15,074	22,529
Micro-Star International Co Ltd	2,000	4,526
Pegatron Corp	1,000	2,359
Quanta Computer Inc	3,000	5,583
Samsung Electronics Co Ltd	1	1,478
Wistron Corp	6,000	4,617
		67,707
Textiles, Apparel & Luxury Goods – 1.2%
ANTA Sports Products Ltd	2,000	5,930
HengTen Networks Group Ltd*	72,000	3,595
Shenzhou International Group Holdings Ltd	4,000	25,193
Titan Co Ltd	628	3,013
		37,731
Thrifts & Mortgage Finance – 0.3%
Housing Development Finance Corp Ltd	326	6,061
LIC Housing Finance Ltd	387	3,186
		9,247
Tobacco – 2.3%
ITC Ltd	2,705	9,611
KT&G Corp*	727	60,776
		70,387
Transportation Infrastructure – 3.1%
Airports of Thailand PCL	3,300	36,615
Bangkok Expressway & Metro PCL	57,800	11,964
Beijing Capital International Airport Co Ltd	16,000	16,142
COSCO SHIPPING Ports Ltd	14,000	14,029
Grupo Aeroportuario del Pacifico SAB de CV	400	3,289
Grupo Aeroportuario del Sureste SAB de CV	35	504
Jiangsu Expressway Co Ltd	10,000	12,609
		95,152
Water Utilities – 1.8%
Aguas Andinas SA	32,821	17,101
Beijing Enterprises Water Group Ltd*	4,000	2,638
Guangdong Investment Ltd	28,000	36,751
		56,490
Wireless Telecommunication Services – 4.6%
China Mobile Ltd	2,500	26,216
Empresa Nacional de Telecomunicaciones SA*	597	6,339
Far EasTone Telecommunications Co Ltd	18,000	40,469

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – (continued)
Taiwan Mobile Co Ltd	21,000	$67,701
		140,725
Total Common Stocks (cost $3,055,164)		2,990,332
Preferred Stocks – 0.9%
Automobiles – 0.1%
Hyundai Motor Co	9	712
Hyundai Motor Co (2nd Preference)	40	3,273
		3,985
Banks – 0%
Itau Unibanco Holding SA	100	1,032
Chemicals – 0.3%
Braskem SA	400	4,244
Sociedad Quimica y Minera de Chile SA	157	4,478
		8,722
Electric Utilities – 0.1%
Cia Energetica de Minas Gerais	800	1,828
Metals & Mining – 0.1%
Gerdau SA	1,000	3,150
Vale SA	200	1,380
		4,530
Multiline Retail – 0.3%
Lojas Americanas SA	1,700	8,838
Total Preferred Stocks (cost $30,891)		28,935
Rights – 0%
Banks – 0%
Commercial Bank QSC*,ß (cost $0)	140	269
Investment Companies – 1.7%
Money Markets – 1.7%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $52,000)	52,000	52,000
Total Investments (total cost $3,138,055) – 100.2%		3,071,536
Liabilities, net of Cash, Receivables and Other Assets – (0.2)%		(6,617)
Net Assets – 100%		$3,064,919

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH Emerging Markets Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
China	$753,566	24.5%
Taiwan	522,780	17.0
India	425,126	13.8
Thailand	244,972	8.0
South Korea	206,217	6.7
Brazil	163,249	5.3
Indonesia	161,684	5.3
Philippines	108,562	3.5
United Arab Emirates	91,786	3.0
Qatar	87,602	2.9
Chile	71,840	2.3
Malaysia	61,220	2.0
United States	52,000	1.7
Peru	42,858	1.4
Hungary	23,282	0.8
Russia	22,451	0.7
Mexico	18,907	0.6
South Africa	6,138	0.2
Poland	5,422	0.2
Greece	1,874	0.1

Total	$3,071,536	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI Emerging Markets IndexSM	A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
LLC	Limited Liability Company
PCL	Public Company Limited
PJSC	Private Joint Stock Company
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $3,693, which represents 0.1% of net assets.

*	Non-income producing security.

ß	Security is illiquid.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	27,081	1,729,113	(1,704,194)	52,000	$—	$123	$52,000

Janus Investment Fund	15

INTECH Emerging Markets Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks
Banks	$15,786	$332,483	$-
Diversified Consumer Services	68,760	-	-
Internet & Direct Marketing Retail	4,746	-	-
Internet Software & Services	64,690	50,805	-
Metals & Mining	33,359	65,804	-
Oil, Gas & Consumable Fuels	16,164	124,699	-
Real Estate Management & Development	8,784	99,838	-
Semiconductor & Semiconductor Equipment	-	118,048	1,348
All Other	-	1,985,018	-
Preferred Stocks	-	28,935	-
Rights	-	269	-
Investment Companies	-	52,000	-
Total Assets	$212,289	$2,857,899	$1,348

16	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$3,138,055
Unaffiliated investments, at value	3,019,536
Affiliated investments, at value	52,000
Cash	969
Cash denominated in foreign currency(1)	127
Non-interested Trustees' deferred compensation	57
Receivables:
Due from adviser	39,823
Fund shares sold	10,437
Dividends	5,444
Other assets	55
Total Assets	3,128,448
Liabilities:
Payables:	—
Investments purchased	19,344
Professional fees	17,539
Fund shares repurchased	7,767
Custodian fees	6,391
Accounting systems fees	4,023
Advisory fees	2,670
Printing fees	2,649
Transfer agent fees and expenses	586
12b-1 Distribution and shareholder servicing fees	82
Non-interested Trustees' deferred compensation fees	57
Fund administration fees	27
Non-interested Trustees' fees and expenses	24
Accrued expenses and other payables	2,370
Total Liabilities	63,529
Net Assets	$3,064,919

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH Emerging Markets Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,421,096
Undistributed net investment income/(loss)	3,640
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(293,305)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(66,512)
Total Net Assets	$3,064,919
Net Assets - Class A Shares	$138,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,425
Net Asset Value Per Share(2)	$9.00
Maximum Offering Price Per Share(3)	$9.55
Net Assets - Class C Shares	$45,527
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,057
Net Asset Value Per Share(2)	$9.00
Net Assets - Class D Shares	$1,912,718
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	212,680
Net Asset Value Per Share	$8.99
Net Assets - Class I Shares	$774,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	86,121
Net Asset Value Per Share	$8.99
Net Assets - Class S Shares	$46,148
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,127
Net Asset Value Per Share	$9.00
Net Assets - Class T Shares	$147,139
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,350
Net Asset Value Per Share	$9.00

(1) Includes cost of $127. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$32,117
Dividends from affiliates	123
Foreign tax withheld	(4,618)
Total Investment Income	27,622
Expenses:
Advisory fees	15,292
12b-1Distribution and shareholder servicing fees:
Class A Shares	187
Class C Shares	247
Class S Shares	62
Transfer agent administrative fees and expenses:
Class D Shares	1,188
Class S Shares	62
Class T Shares	225
Transfer agent networking and omnibus fees:
Class I Shares	164
Other transfer agent fees and expenses:
Class A Shares	14
Class D Shares	554
Class I Shares	121
Class T Shares	25
Registration fees	97,111
Custodian fees	19,798
Professional fees	19,393
Accounting systems fee	11,612
Shareholder reports expense	1,290
Fund administration fees	152
Non-interested Trustees’ fees and expenses	59
Other expenses	65
Total Expenses	167,621
Less: Excess Expense Reimbursement	(149,484)
Net Expenses	18,137
Net Investment Income/(Loss)	9,485
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(95,160)
Total Net Realized Gain/(Loss) on Investments	(95,160)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(102,680)
Total Change in Unrealized Net Appreciation/Depreciation	(102,680)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(188,355)

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH Emerging Markets Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$9,485	$41,111
Net realized gain/(loss) on investments	(95,160)	(204,117)
Change in unrealized net appreciation/depreciation	(102,680)	50,026
Net Increase/(Decrease) in Net Assets Resulting from Operations	(188,355)	(112,980)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(1,470)	(1,177)
Class C Shares	(105)	(20)
Class D Shares	(22,736)	(9,709)
Class I Shares	(10,436)	(3,366)
Class S Shares	(441)	(309)
Class T Shares	(1,747)	(1,423)
Total Dividends from Net Investment Income	(36,935)	(16,004)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(1,145)
Class C Shares	—	(382)
Class D Shares	—	(8,595)
Class I Shares	—	(2,530)
Class S Shares	—	(382)
Class T Shares	—	(1,258)
Total Distributions from Net Realized Gain from Investment Transactions	—	(14,292)
Net Decrease from Dividends and Distributions to Shareholders	(36,935)	(30,296)
Capital Share Transactions:
Class A Shares	1,470	2,323
Class C Shares	105	402
Class D Shares	579,024	252,056
Class I Shares	161,549	361,614
Class S Shares	441	690
Class T Shares	(18,728)	21,169
Net Increase/(Decrease) from Capital Share Transactions	723,861	638,254
Net Increase/(Decrease) in Net Assets	498,571	494,978
Net Assets:
Beginning of period	2,566,348	2,071,370
End of period	$3,064,919	$2,566,348

Undistributed Net Investment Income/(Loss)	$3,640	$31,090

See Notes to Financial Statements.

20	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.48	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.18	0.06
Net realized and unrealized gain/(loss)	(0.41)	(1.03)	0.43
Total from Investment Operations	(0.38)	(0.85)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.08)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.10)	(0.16)	—
Net Asset Value, End of Period	$9.00	$9.48	$10.49
Total Return*	(4.03)%	(8.06)%	4.90%
Net Assets, End of Period (in thousands)	$139	$145	$157
Average Net Assets for the Period (in thousands)	$147	$140	$159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.34%	10.33%	36.27%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.24%	1.30%	1.31%
Ratio of Net Investment Income/(Loss)	0.61%	1.89%	1.05%
Portfolio Turnover Rate	70%	84%	43%

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.44	$10.44	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.01)	0.10	0.02
Net realized and unrealized gain/(loss)	(0.41)	(1.02)	0.42
Total from Investment Operations	(0.42)	(0.92)	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	—(3)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.02)	(0.08)	—
Net Asset Value, End of Period	$9.00	$9.44	$10.44
Total Return*	(4.44)%	(8.77)%	4.40%
Net Assets, End of Period (in thousands)	$46	$48	$52
Average Net Assets for the Period (in thousands)	$48	$46	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	11.10%	11.11%	37.08%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.00%	2.08%	2.09%
Ratio of Net Investment Income/(Loss)	(0.15)%	1.11%	0.27%
Portfolio Turnover Rate	70%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH Emerging Markets Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.19	0.08
Net realized and unrealized gain/(loss)	(0.42)	(1.02)	0.41
Total from Investment Operations	(0.39)	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.11)	(0.17)	—
Net Asset Value, End of Period	$8.99	$9.49	$10.49
Total Return*	(4.09)%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$1,913	$1,488	$1,335
Average Net Assets for the Period (in thousands)	$1,943	$1,194	$1,037
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.64%	10.26%	27.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.19%	1.23%
Ratio of Net Investment Income/(Loss)	0.55%	2.08%	1.38%
Portfolio Turnover Rate	70%	84%	43%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$10.50	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.21	0.10
Net realized and unrealized gain/(loss)	(0.42)	(1.04)	0.40
Total from Investment Operations	(0.38)	(0.83)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.10)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.12)	(0.18)	—
Net Asset Value, End of Period	$8.99	$9.49	$10.50
Total Return*	(3.98)%	(7.82)%	5.00%
Net Assets, End of Period (in thousands)	$775	$664	$305
Average Net Assets for the Period (in thousands)	$795	$391	$181
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.30%	9.29%	27.37%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.04%	1.04%	1.05%
Ratio of Net Investment Income/(Loss)	0.73%	2.30%	1.79%
Portfolio Turnover Rate	70%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.48	$10.47	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.17	0.04
Net realized and unrealized gain/(loss)	(0.41)	(1.02)	0.43
Total from Investment Operations	(0.39)	(0.85)	0.47
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.06)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.09)	(0.14)	—
Net Asset Value, End of Period	$9.00	$9.48	$10.47
Total Return*	(4.14)%	(8.06)%	4.70%
Net Assets, End of Period (in thousands)	$46	$48	$52
Average Net Assets for the Period (in thousands)	$49	$47	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.60%	10.55%	36.54%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.37%	1.33%	1.58%
Ratio of Net Investment Income/(Loss)	0.47%	1.87%	0.78%
Portfolio Turnover Rate	70%	84%	43%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$10.49	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.19	0.06
Net realized and unrealized gain/(loss)	(0.41)	(1.02)	0.43
Total from Investment Operations	(0.38)	(0.83)	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.09)	—
Distributions (from capital gains)	—	(0.08)	—
Total Dividends and Distributions	(0.11)	(0.17)	—
Net Asset Value, End of Period	$9.00	$9.49	$10.49
Total Return*	(4.01)%	(7.89)%	4.90%
Net Assets, End of Period (in thousands)	$147	$175	$169
Average Net Assets for the Period (in thousands)	$177	$155	$165
Ratios to Average Net Assets**:
Ratio of Gross Expenses	10.22%	10.26%	35.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.14%	1.11%	1.32%
Ratio of Net Investment Income/(Loss)	0.69%	2.10%	1.07%
Portfolio Turnover Rate	70%	84%	43%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 17, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

INTECH Emerging Markets Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

24	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $88,795 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Janus Investment Fund	25

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Financial assets of $9,410 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

26	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term,

Janus Investment Fund	27

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Emerging Market Investing

To the extent that emerging markets may be included in its benchmark index, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.95
Next $1 Billion	0.92
Next $3 Billion	0.90

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage

28	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.08% of the Fund’s average daily net assets. Janus Capital shall additionally reimburse or waive acquired fund fees and expenses related to exposure to India local market securities from investments in exchange-traded funds. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust

Janus Investment Fund	29

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

30	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2016.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	100%	5%
Class C Shares	100	1
Class D Shares	24	15
Class I Shares	12	3
Class S Shares	100	2
Class T Shares	95	5

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (174,392)	$ (22,035)	$ (196,427)(1)
(1) Capital loss carryovers subject to annual limitations, $(57,743) should be available in the next fiscal year.

Janus Investment Fund	31

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,140,730	$ 101,683	$ (170,877)	$ (69,194)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	165	1,470	260	2,323
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	165	$ 1,470	260	$ 2,323
Class C Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	12	105	45	402
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	12	$ 105	45	$ 402
Class D Shares:
Shares sold	113,645	$1,115,279	71,593	$654,959
Reinvested dividends and distributions	2,557	22,730	2,040	18,218
Shares repurchased	(60,366)	(558,985)	(44,043)	(421,121)
Net Increase/(Decrease)	55,836	$ 579,024	29,590	$252,056
Class I Shares:
Shares sold	21,065	$ 208,003	43,496	$386,213
Reinvested dividends and distributions	1,174	10,436	660	5,896
Shares repurchased	(6,028)	(56,890)	(3,278)	(30,495)
Net Increase/(Decrease)	16,211	$ 161,549	40,878	$361,614
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	50	441	77	690
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	50	$ 441	77	$ 690
Class T Shares:
Shares sold	457	$ 4,512	3,095	$ 28,726
Reinvested dividends and distributions	197	1,747	300	2,681
Shares repurchased	(2,705)	(24,987)	(1,139)	(10,238)
Net Increase/(Decrease)	(2,051)	$ (18,728)	2,256	$ 21,169

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 2,799,798	$ 2,142,859	$ -	$ -

32	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and INTECH in order to permit INTECH to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

34	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	35

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

36	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	37

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

38	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	39

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

40	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	41

INTECH Emerging Markets Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	43

INTECH Emerging Markets Managed Volatility Fund

Notes

NotesPage2

44	DECEMBER 31, 2016

INTECH Emerging Markets Managed Volatility Fund

Notes

NotesPage3

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7545				125-24-93012 02-17

SEMIANNUAL REPORT December 31, 2016

INTECH Global Income Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH Global Income Managed Volatility Fund

INTECH Global Income Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, INTECH Global Income Managed Volatility Fund’s Class I Shares returned -3.92%. This compares to the 6.81% return posted by the MSCI World Index, the Fund’s primary benchmark, and a 2.27% return for its secondary benchmark, the MSCI World High Dividend Yield Index.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI World High Dividend Yield Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH Global Income Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Led by riskier segments of the market, global developed equity markets as measured by the MSCI World Index posted a return of 6.81% for the six-month period ended December 31, 2016. The MSCI World High Dividend Yield Index recorded a positive return of 2.27% over the period. INTECH Global Income Managed Volatility Fund underperformed the MSCI World Index and the MSCI World High Dividend Yield Index over the period and generated a return of -3.92%.

The Fund’s defensive positioning acted as a significant headwind to relative performance as investors’ risk appetite increased in global equity markets. On average, the Fund was overweight lower volatility stocks, or stocks with a lower total risk (standard deviation of returns), as well as lower beta stocks, or stocks with lower sensitivity to market movements. During the period higher volatility and higher beta stocks outperformed lower volatility and lower beta stocks as well as the overall market, on average. Consequently, the Fund’s overweight to lower volatility and lower beta stocks detracted from the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was adversely impacted by an average overweight allocation to the defensive utilities sector, which was the weakest performing sector during the period. Stock selection, which is a residual of the investment process, also detrated from the Fund’s relative performance during the period, especially within the consumer discretionary sector.

An overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average. While the INTECH Global Income Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was positively impacted by the overall increase in market diversity, the Fund was negatively impacted by

Janus Investment Fund	1

INTECH Global Income Managed Volatility Fund (unaudited)

its current defensive positioning and underperformed during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH Global Income Managed Volatility Fund.

2	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Southern Co
Electric Utilities	4.8%
Reynolds American Inc
Tobacco	4.7%
PG&E Corp
Electric Utilities	4.6%
Kimberly-Clark Corp
Household Products	4.5%
Consolidated Edison Inc
Multi-Utilities	4.5%
23.1%

Asset Allocation - (% of Net Assets)
Common Stocks	99.5%
Investment Companies	0.6%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	3

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-4.05%	5.44%	8.66%	9.24%	1.48%	0.82%
Class A Shares at MOP	-9.55%	-0.61%	7.37%	7.97%
Class C Shares at NAV	-4.35%	4.67%	7.83%	8.42%	2.17%	1.56%
Class C Shares at CDSC	-5.29%	3.67%	7.83%	8.42%
Class D Shares(1)	-3.89%	5.64%	8.78%	9.36%	1.33%	0.64%
Class I Shares	-3.92%	5.68%	8.96%	9.54%	1.18%	0.58%
Class S Shares	-4.04%	5.36%	8.65%	9.23%	1.79%	1.01%
Class T Shares	-3.93%	5.63%	8.75%	9.33%	1.31%	0.75%
MSCI World Index	6.81%	7.51%	10.41%	11.08%
MSCI World High Dividend Yield Index	2.27%	9.29%	8.21%	8.94%
Morningstar Quartile - Class I Shares	-	2nd	3rd	3rd
Morningstar Ranking - based on total returns for World Stock Funds	-	498/1,041	451/771	437/760

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH Global Income Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$959.50	$4.25	$1,000.00	$1,020.87	$4.38	0.86%
Class C Shares	$1,000.00	$956.50	$8.04	$1,000.00	$1,016.99	$8.29	1.63%
Class D Shares	$1,000.00	$961.10	$3.21	$1,000.00	$1,021.93	$3.31	0.65%
Class I Shares	$1,000.00	$960.80	$2.92	$1,000.00	$1,022.23	$3.01	0.59%
Class S Shares	$1,000.00	$959.60	$4.59	$1,000.00	$1,020.52	$4.74	0.93%
Class T Shares	$1,000.00	$960.70	$3.76	$1,000.00	$1,021.37	$3.87	0.76%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.5%
Aerospace & Defense – 2.8%
Lockheed Martin Corp	23,600	$5,898,584
Airlines – 0.4%
Japan Airlines Co Ltd	19,000	554,512
Singapore Airlines Ltd	54,900	365,749
		920,261
Auto Components – 0.5%
Bridgestone Corp	12,800	460,502
Sumitomo Rubber Industries Ltd	31,100	492,028
		952,530
Automobiles – 0%
Nissan Motor Co Ltd	3,400	34,115
Banks – 2.9%
Bank of Montreal	1,400	100,706
BOC Hong Kong Holdings Ltd	254,000	909,415
Canadian Imperial Bank of Commerce	4,200	342,758
DBS Group Holdings Ltd#	62,700	748,238
Hang Seng Bank Ltd	170,500	3,160,154
United Overseas Bank Ltd	53,300	748,183
		6,009,454
Beverages – 0.1%
Coca-Cola Co	4,100	169,986
Biotechnology – 0.2%
AbbVie Inc	5,600	350,672
Chemicals – 0%
Syngenta AG	107	42,297
Construction Materials – 1.1%
Fletcher Building Ltd	317,559	2,331,930
Containers & Packaging – 0.9%
Amcor Ltd/Australia	158,426	1,706,205
International Paper Co	100	5,306
Packaging Corp of America	2,000	169,640
		1,881,151
Diversified Consumer Services – 0.4%
H&R Block Inc#	31,600	726,484
Diversified Telecommunication Services – 3.5%
AT&T Inc	35,500	1,509,815
BCE Inc	38,577	1,667,503
HKT Trust & HKT Ltd	2,019,000	2,471,090
Singapore Telecommunications Ltd	273,900	687,550
Spark New Zealand Ltd	139,630	330,045
Swisscom AG	628	280,873
Telstra Corp Ltd	87,774	322,523
		7,269,399
Electric Utilities – 23.7%
Alliant Energy Corp	2,200	83,358
American Electric Power Co Inc	800	50,368
Cheung Kong Infrastructure Holdings Ltd	558,000	4,438,275
CLP Holdings Ltd	953,500	8,712,840
Contact Energy Ltd	449,123	1,450,053
Duke Energy Corp	17,966	1,394,521
Endesa SA	4,678	99,039
Entergy Corp	12,400	911,028
Eversource Energy	2,500	138,075
NextEra Energy Inc	4,900	585,354
PG&E Corp	157,800	9,589,506
Pinnacle West Capital Corp	3,200	249,696
Power Assets Holdings Ltd	1,025,500	9,035,073
PPL Corp	50,600	1,722,930
Southern Co	202,300	9,951,137

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Xcel Energy Inc	20,500	$834,350
		49,245,603
Food & Staples Retailing – 2.8%
ICA Gruppen AB	4,333	132,033
Lawson Inc	70,500	4,949,788
Wesfarmers Ltd	23,001	698,163
		5,779,984
Food Products – 1.9%
General Mills Inc	55,300	3,415,881
Tate & Lyle PLC	57,581	501,398
		3,917,279
Health Care Providers & Services – 2.9%
Sonic Healthcare Ltd	384,257	5,928,944
Hotels, Restaurants & Leisure – 3.6%
Darden Restaurants Inc	4,600	334,512
McDonald's Corp	57,600	7,011,072
Sands China Ltd	30,000	129,030
		7,474,614
Household Durables – 0.3%
Garmin Ltd	12,600	610,974
Household Products – 5.1%
Kimberly-Clark Corp	82,500	9,414,900
Procter & Gamble Co	14,700	1,235,976
		10,650,876
Industrial Conglomerates – 1.3%
CK Hutchison Holdings Ltd	22,000	248,373
NWS Holdings Ltd	1,514,000	2,461,753
		2,710,126
Information Technology Services – 0%
Paychex Inc	600	36,528
Insurance – 1.2%
Admiral Group PLC	10,295	230,817
Arthur J Gallagher & Co	9,100	472,836
Cincinnati Financial Corp	13,200	999,900
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	708	133,886
Sony Financial Holdings Inc	5,400	83,710
Swiss Re AG	693	65,675
Tryg A/S	31,483	569,362
		2,556,186
Internet Software & Services – 0%
Mixi Inc	2,400	87,433
Leisure Products – 0.7%
Mattel Inc	52,300	1,440,865
Marine – 0.8%
Kuehne + Nagel International AG	12,414	1,639,354
Media – 4.6%
Eutelsat Communications SA	5,552	107,461
SES SA	147,893	3,256,309
Shaw Communications Inc	237,700	4,769,935
Singapore Press Holdings Ltd	501,900	1,220,876
Sky PLC	9,096	110,645
		9,465,226
Multiline Retail – 0.9%
Harvey Norman Holdings Ltd	266,763	988,363
Kohl's Corp	13,800	681,444
Macy's Inc	5,900	211,279
		1,881,086
Multi-Utilities – 8.4%
Ameren Corp	4,600	241,316

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
CMS Energy Corp	9,700	$403,714
Consolidated Edison Inc	127,600	9,401,568
DTE Energy Co	9,000	886,590
Public Service Enterprise Group Inc	11,900	522,172
SCANA Corp	15,900	1,165,152
Sempra Energy	24,100	2,425,424
WEC Energy Group Inc	41,351	2,425,236
		17,471,172
Oil, Gas & Consumable Fuels – 1.9%
Exxon Mobil Corp	23,900	2,157,214
Peyto Exploration & Development Corp	47,800	1,182,449
Snam SpA	68,365	281,168
Spectra Energy Corp	7,700	316,393
TransCanada Corp	1,800	81,171
		4,018,395
Pharmaceuticals – 2.7%
Merck & Co Inc	53,700	3,161,319
Novartis AG	11,964	870,502
Orion Oyj	5,194	231,139
Pfizer Inc	24,600	799,008
Roche Holding AG	299	68,148
Takeda Pharmaceutical Co Ltd	9,900	408,925
		5,539,041
Real Estate Management & Development – 10.0%
Daito Trust Construction Co Ltd	43,000	6,459,044
Hang Lung Properties Ltd	495,000	1,036,501
Hysan Development Co Ltd	414,000	1,706,847
New World Development Co Ltd	2,207,000	2,313,476
Sino Land Co Ltd	712,000	1,053,954
Sun Hung Kai Properties Ltd	154,000	1,928,199
Swire Pacific Ltd	92,000	878,254
Swire Properties Ltd	553,400	1,516,472
Swiss Prime Site AG*	29,780	2,437,828
Wharf Holdings Ltd	229,000	1,504,967
		20,835,542
Road & Rail – 1.4%
Aurizon Holdings Ltd	121,305	441,331
ComfortDelGro Corp Ltd	1,509,100	2,564,135
		3,005,466
Semiconductor & Semiconductor Equipment – 0.7%
Intel Corp	10,500	380,835
Maxim Integrated Products Inc	21,100	813,827
QUALCOMM Inc	4,600	299,920
		1,494,582
Specialty Retail – 0.7%
Gap Inc#	38,600	866,184
Kingfisher PLC	53,032	228,338
L Brands Inc	5,100	335,784
		1,430,306
Technology Hardware, Storage & Peripherals – 0.7%
Canon Inc	48,900	1,369,552
Textiles, Apparel & Luxury Goods – 1.3%
Yue Yuen Industrial Holdings Ltd	752,500	2,724,010
Tobacco – 4.8%
Altria Group Inc	800	54,096
Reynolds American Inc	172,362	9,659,167
Swedish Match AB	9,132	290,256
		10,003,519

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH Global Income Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 4.3%
NTT DOCOMO Inc	166,900	$3,795,919
Rogers Communications Inc	97,100	3,745,854
StarHub Ltd	701,500	1,357,098
		8,898,871
Total Common Stocks (cost $210,670,946)		206,802,397
Investment Companies – 0.6%
Investments Purchased with Cash Collateral from Securities Lending – 0.6%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£ (cost $1,198,230)	1,198,230	1,198,230
Total Investments (total cost $211,869,176) – 100.1%		208,000,627
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(177,969)
Net Assets – 100%		$207,822,658

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$97,720,126	47.0%
Hong Kong	46,228,683	22.2
Japan	18,695,528	9.0
Canada	11,890,376	5.7
Australia	10,085,529	4.9
Singapore	7,691,829	3.7
Switzerland	5,404,677	2.6
New Zealand	4,112,028	2.0
France	3,363,770	1.6
United Kingdom	1,071,198	0.5
Denmark	569,362	0.3
Sweden	422,289	0.2
Italy	281,168	0.1
Finland	231,139	0.1
Germany	133,886	0.1
Spain	99,039	0.0

Total	$208,000,627	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI World High Dividend Yield Index

An index designed to reflect the performance of the high dividend yield securities contained within the broader MSCI World IndexSM. The index includes large- and mid- capitalization stocks from developed markets across the Americas, Asia-Pacific and Europe.

MSCI World IndexSM

A market capitalization weighted index composed of companies representative of the market structure of Developed Market countries in North America, Europe and the Asia/Pacific Region. The index includes reinvestment of dividends, net of foreign withholding taxes.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	865,710	28,234,935	(27,902,415)	1,198,230	$—	$26,779(1)	$1,198,230
Janus Cash Liquidity Fund LLC	4,326,909	66,377,166	(70,704,075)	—	—	9,022	—

Total					$—	$35,801	$1,198,230
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

Janus Investment Fund	11

INTECH Global Income Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Airlines	$-	$920,261	$-
Auto Components	-	952,530	-
Automobiles	-	34,115	-
Banks	-	6,009,454	-
Chemicals	-	42,297	-
Construction Materials	-	2,331,930	-
Containers & Packaging	174,946	1,706,205	-
Diversified Telecommunication Services	1,509,815	5,759,584	-
Electric Utilities	25,510,323	23,735,280	-
Food & Staples Retailing	-	5,779,984	-
Food Products	3,415,881	501,398	-
Health Care Providers & Services	-	5,928,944	-
Hotels, Restaurants & Leisure	7,345,584	129,030	-
Industrial Conglomerates	-	2,710,126	-
Insurance	1,472,736	1,083,450	-
Internet Software & Services	-	87,433	-
Marine	-	1,639,354	-
Media	3,256,309	6,208,917	-
Multiline Retail	892,723	988,363	-
Oil, Gas & Consumable Fuels	2,473,607	1,544,788	-
Pharmaceuticals	3,960,327	1,578,714	-
Real Estate Management & Development	-	20,835,542	-
Road & Rail	-	3,005,466	-
Specialty Retail	1,201,968	228,338	-
Technology Hardware, Storage & Peripherals	-	1,369,552	-
Textiles, Apparel & Luxury Goods	-	2,724,010	-
Tobacco	9,713,263	290,256	-
Wireless Telecommunication Services	-	8,898,871	-
All Other	38,850,723	-	-
Investment Companies	-	1,198,230	-
Total Assets	$99,778,205	$108,222,422	$-

12	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$211,869,176
Unaffiliated investments, at value(1)	206,802,397
Affiliated investments, at value	1,198,230
Cash denominated in foreign currency(2)	88,825
Non-interested Trustees' deferred compensation	3,861
Receivables:
Investments sold	3,922,493
Fund shares sold	508,838
Dividends	480,738
Foreign tax reclaims	24,711
Other assets	2,967
Total Assets	213,033,060
Liabilities:
Due to custodian	3,022,228
Collateral for securities loaned (Note 2)	1,198,230
Payables:	—
Fund shares repurchased	797,789
Advisory fees	46,751
Custodian fees	39,495
Transfer agent fees and expenses	32,910
12b-1 Distribution and shareholder servicing fees	22,901
Professional fees	21,308
Non-interested Trustees' deferred compensation fees	3,861
Dividends	3,783
Fund administration fees	1,870
Non-interested Trustees' fees and expenses	1,664
Accrued expenses and other payables	17,612
Total Liabilities	5,210,402
Net Assets	$207,822,658

See Notes to Financial Statements.

Janus Investment Fund	13

INTECH Global Income Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$215,087,067
Undistributed net investment income/(loss)	(84,007)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(3,309,701)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(3,870,701)
Total Net Assets	$207,822,658
Net Assets - Class A Shares	$35,609,179
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,932,548
Net Asset Value Per Share(3)	$12.14
Maximum Offering Price Per Share(4)	$12.88
Net Assets - Class C Shares	$16,135,784
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,337,877
Net Asset Value Per Share(3)	$12.06
Net Assets - Class D Shares	$51,610,172
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,260,836
Net Asset Value Per Share	$12.11
Net Assets - Class I Shares	$43,153,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,545,066
Net Asset Value Per Share	$12.17
Net Assets - Class S Shares	$322,849
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	26,637
Net Asset Value Per Share	$12.12
Net Assets - Class T Shares	$60,990,778
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,029,676
Net Asset Value Per Share	$12.13

(1) Includes $1,167,380 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $88,825.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$3,867,473
Affiliated securities lending income, net	26,779
Dividends from affiliates	9,022
Other income	54
Foreign tax withheld	(112,590)
Total Investment Income	3,790,738
Expenses:
Advisory fees	620,551
12b-1Distribution and shareholder servicing fees:
Class A Shares	47,543
Class C Shares	76,405
Class S Shares	438
Transfer agent administrative fees and expenses:
Class D Shares	37,443
Class S Shares	438
Class T Shares	77,320
Transfer agent networking and omnibus fees:
Class A Shares	17,618
Class C Shares	7,290
Class I Shares	19,354
Other transfer agent fees and expenses:
Class A Shares	2,067
Class C Shares	1,110
Class D Shares	8,117
Class I Shares	1,411
Class T Shares	560
Registration fees	87,355
Custodian fees	46,172
Professional fees	20,055
Shareholder reports expense	19,198
Fund administration fees	10,718
Non-interested Trustees’ fees and expenses	4,600
Other expenses	5,844
Total Expenses	1,111,607
Less: Excess Expense Reimbursement	(250,960)
Net Expenses	860,647
Net Investment Income/(Loss)	2,930,091
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(3,155,901)
Total Net Realized Gain/(Loss) on Investments	(3,155,901)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(9,791,841)
Total Change in Unrealized Net Appreciation/Depreciation	(9,791,841)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(10,017,651)

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH Global Income Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,930,091	$1,851,339
Net realized gain/(loss) on investments	(3,155,901)	(143,710)
Change in unrealized net appreciation/depreciation	(9,791,841)	6,102,470
Net Increase/(Decrease) in Net Assets Resulting from Operations	(10,017,651)	7,810,099
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(558,136)	(240,755)
Class C Shares	(172,174)	(76,970)
Class D Shares	(946,115)	(574,558)
Class I Shares	(772,435)	(266,119)
Class S Shares	(4,899)	(5,398)
Class T Shares	(934,743)	(346,275)
Total Dividends from Net Investment Income	(3,388,502)	(1,510,075)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,908)	(35,986)
Class C Shares	(872)	(20,542)
Class D Shares	(2,833)	(121,140)
Class I Shares	(2,464)	(38,577)
Class S Shares	(17)	(1,913)
Class T Shares	(3,297)	(47,481)
Total Distributions from Net Realized Gain from Investment Transactions	(11,391)	(265,639)
Net Decrease from Dividends and Distributions to Shareholders	(3,399,893)	(1,775,714)
Capital Share Transactions:
Class A Shares	10,566,822	23,605,557
Class C Shares	5,518,491	9,846,313
Class D Shares	49,610	45,554,636
Class I Shares	16,600,759	25,750,043
Class S Shares	26,452	130,212
Class T Shares	16,847,606	43,105,645
Net Increase/(Decrease) from Capital Share Transactions	49,609,740	147,992,406
Net Increase/(Decrease) in Net Assets	36,192,196	154,026,791
Net Assets:
Beginning of period	171,630,462	17,603,671
End of period	$207,822,658	$171,630,462

Undistributed Net Investment Income/(Loss)	$(84,007)	$374,404

See Notes to Financial Statements.

16	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015		2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.84	$11.45	$12.95		$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.42(2)	0.33(2)		0.57(2)	0.35	0.22
Net realized and unrealized gain/(loss)	(0.68)	1.40	(1.08)		1.86	1.24	0.35
Total from Investment Operations	(0.52)	1.82	(0.75)		2.43	1.59	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.30)	(0.44)		(0.43)	(0.39)	(0.17)
Distributions (from capital gains)	—(3)	(0.13)	(0.31)		(0.65)	—	—
Total Dividends and Distributions	(0.18)	(0.43)	(0.75)		(1.08)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.14	$12.84	$11.45		$12.95	$11.60	$10.40
Total Return*	(4.05)%	16.28%	(5.79)%		21.79%	15.41%	5.70%
Net Assets, End of Period (in thousands)	$35,609	$27,380	$2,816		$6,300	$1,625	$931
Average Net Assets for the Period (in thousands)	$37,337	$8,512	$3,789		$4,861	$996	$881
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.48%	1.90%		1.96%	2.69%	5.56%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.83%	0.84%		0.81%	0.76%	1.02%
Ratio of Net Investment Income/(Loss)	2.56%	3.47%	2.74%		4.62%	3.18%	4.01%
Portfolio Turnover Rate	27%	41%	125%		51%	116%	24%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.75	$11.39	$12.89	$11.56	$10.37	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(2)	0.33(2)	0.24(2)	0.45(2)	0.27	0.19
Net realized and unrealized gain/(loss)	(0.66)	1.38	(1.07)	1.87	1.22	0.35
Total from Investment Operations	(0.55)	1.71	(0.83)	2.32	1.49	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.22)	(0.36)	(0.34)	(0.30)	(0.17)
Distributions (from capital gains)	—(3)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.14)	(0.35)	(0.67)	(0.99)	(0.30)	(0.17)
Net Asset Value, End of Period	$12.06	$12.75	$11.39	$12.89	$11.56	$10.37
Total Return*	(4.35)%	15.33%	(6.51)%	20.83%	14.50%	5.36%
Net Assets, End of Period (in thousands)	$16,136	$11,529	$1,161	$999	$489	$940
Average Net Assets for the Period (in thousands)	$14,982	$3,746	$1,136	$613	$793	$900
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.85%	2.17%	2.72%	2.70%	3.50%	6.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.63%	1.58%	1.61%	1.57%	1.51%	1.70%
Ratio of Net Investment Income/(Loss)	1.78%	2.74%	2.03%	3.63%	2.26%	3.37%
Portfolio Turnover Rate	27%	41%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH Global Income Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.80	$11.42	$12.92	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.44(2)	0.35(2)	0.56(2)	0.42	0.21
Net realized and unrealized gain/(loss)	(0.66)	1.39	(1.07)	1.88	1.17	0.35
Total from Investment Operations	(0.49)	1.83	(0.72)	2.44	1.59	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.32)	(0.47)	(0.45)	(0.40)	(0.17)
Distributions (from capital gains)	—(3)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.20)	(0.45)	(0.78)	(1.10)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.11	$12.80	$11.42	$12.92	$11.58	$10.39
Total Return*	(3.89)%	16.43%	(5.62)%	21.92%	15.49%	5.60%
Net Assets, End of Period (in thousands)	$51,610	$55,105	$7,265	$8,689	$4,706	$2,124
Average Net Assets for the Period (in thousands)	$61,332	$19,737	$7,736	$6,297	$3,161	$1,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	1.33%	1.89%	1.78%	2.57%	5.98%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.65%	0.66%	0.66%	0.67%	1.32%
Ratio of Net Investment Income/(Loss)	2.69%	3.60%	2.95%	4.51%	3.91%	4.09%
Portfolio Turnover Rate	27%	41%	125%	51%	116%	24%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.87	$11.47	$12.97	$11.62	$10.42	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.45(2)	0.37(2)	0.56(2)	0.46	0.23
Net realized and unrealized gain/(loss)	(0.68)	1.41	(1.08)	1.90	1.15	0.36
Total from Investment Operations	(0.50)	1.86	(0.71)	2.46	1.61	0.59
Less Dividends and Distributions:
Dividends (from net investment income)	(0.20)	(0.33)	(0.48)	(0.46)	(0.41)	(0.17)
Distributions (from capital gains)	—(3)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.20)	(0.46)	(0.79)	(1.11)	(0.41)	(0.17)
Net Asset Value, End of Period	$12.17	$12.87	$11.47	$12.97	$11.62	$10.42
Total Return*	(3.92)%	16.61%	(5.49)%	22.09%	15.66%	5.90%
Net Assets, End of Period (in thousands)	$43,154	$29,592	$2,596	$1,995	$1,571	$1,897
Average Net Assets for the Period (in thousands)	$46,858	$8,765	$2,369	$1,855	$1,927	$1,542
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.81%	1.18%	1.65%	1.67%	2.45%	5.07%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.58%	0.54%	0.52%	0.51%	0.75%
Ratio of Net Investment Income/(Loss)	2.88%	3.72%	3.12%	4.54%	3.63%	4.64%
Portfolio Turnover Rate	27%	41%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.81	$11.43	$12.93	$11.58	$10.39	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.37(2)	0.31(2)	0.46(2)	0.43	0.21
Net realized and unrealized gain/(loss)	(0.66)	1.45	(1.07)	1.98	1.15	0.35
Total from Investment Operations	(0.51)	1.82	(0.76)	2.44	1.58	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.31)	(0.43)	(0.44)	(0.39)	(0.17)
Distributions (from capital gains)	—(3)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.18)	(0.44)	(0.74)	(1.09)	(0.39)	(0.17)
Net Asset Value, End of Period	$12.12	$12.81	$11.43	$12.93	$11.58	$10.39
Total Return*	(4.04)%	16.32%	(5.93)%	21.99%	15.40%	5.60%
Net Assets, End of Period (in thousands)	$323	$316	$163	$174	$286	$880
Average Net Assets for the Period (in thousands)	$344	$204	$166	$199	$726	$872
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.79%	2.10%	2.13%	2.96%	5.82%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.77%	1.00%	0.77%	0.86%	1.26%
Ratio of Net Investment Income/(Loss)	2.42%	3.06%	2.62%	3.72%	2.86%	3.77%
Portfolio Turnover Rate	27%	41%	125%	51%	116%	24%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.82	$11.44	$12.94	$11.60	$10.40	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(2)	0.45(2)	0.35(2)	0.55(2)	0.46	0.22
Net realized and unrealized gain/(loss)	(0.66)	1.38	(1.08)	1.88	1.14	0.35
Total from Investment Operations	(0.50)	1.83	(0.73)	2.43	1.60	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.19)	(0.32)	(0.46)	(0.44)	(0.40)	(0.17)
Distributions (from capital gains)	—(3)	(0.13)	(0.31)	(0.65)	—	—
Total Dividends and Distributions	(0.19)	(0.45)	(0.77)	(1.09)	(0.40)	(0.17)
Net Asset Value, End of Period	$12.13	$12.82	$11.44	$12.94	$11.60	$10.40
Total Return*	(3.93)%	16.33%	(5.70)%	21.84%	15.55%	5.70%
Net Assets, End of Period (in thousands)	$60,991	$47,708	$3,603	$2,200	$615	$1,233
Average Net Assets for the Period (in thousands)	$60,686	$11,120	$3,147	$855	$1,249	$1,093
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.98%	1.31%	1.87%	1.83%	2.69%	5.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.76%	0.71%	0.69%	1.03%
Ratio of Net Investment Income/(Loss)	2.61%	3.68%	2.96%	4.49%	3.27%	4.09%
Portfolio Turnover Rate	27%	41%	125%	51%	116%	24%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

INTECH Global Income Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

20	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $7,781,733 were transferred out of Level 1 to Level 2 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the current period and no factor was applied at the end of the prior fiscal year.

Janus Investment Fund	21

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Financial assets of $2,909,972 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

22	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term,

Janus Investment Fund	23

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$1,167,380	$—	$(1,167,380)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

24	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $1,167,380 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $1,198,230, resulting in the net amount due to the counterparty of $30,850.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

Janus Investment Fund	25

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.50% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

26	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the

Janus Investment Fund	27

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $18,619.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,864.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	48	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

28	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 212,363,824	$ 4,224,281	$ (8,587,478)	$ (4,363,197)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,788,429	$22,859,217	2,158,209	$26,893,110
Reinvested dividends and distributions	44,255	553,842	22,508	276,634
Shares repurchased	(1,033,219)	(12,846,237)	(293,569)	(3,564,187)
Net Increase/(Decrease)	799,465	$10,566,822	1,887,148	$23,605,557
Class C Shares:
Shares sold	631,107	$ 7,957,364	1,028,622	$12,683,048
Reinvested dividends and distributions	13,321	165,087	7,052	85,609
Shares repurchased	(210,490)	(2,603,960)	(233,632)	(2,922,344)
Net Increase/(Decrease)	433,938	$ 5,518,491	802,042	$ 9,846,313
Class D Shares:
Shares sold	1,950,610	$24,817,454	4,575,397	$56,832,685
Reinvested dividends and distributions	75,032	937,648	54,399	665,204
Shares repurchased	(2,068,457)	(25,705,492)	(962,183)	(11,943,253)
Net Increase/(Decrease)	(42,815)	$ 49,610	3,667,613	$45,554,636
Class I Shares:
Shares sold	3,243,429	$41,442,341	2,291,111	$28,481,961
Reinvested dividends and distributions	60,283	756,089	23,575	291,154
Shares repurchased	(2,058,420)	(25,597,671)	(241,156)	(3,023,072)
Net Increase/(Decrease)	1,245,292	$16,600,759	2,073,530	$25,750,043
Class S Shares:
Shares sold	4,010	$ 52,000	13,428	$ 168,151
Reinvested dividends and distributions	393	4,916	610	7,311
Shares repurchased	(2,449)	(30,464)	(3,636)	(45,250)
Net Increase/(Decrease)	1,954	$ 26,452	10,402	$ 130,212
Class T Shares:
Shares sold	3,492,410	$44,360,774	4,226,424	$52,898,744
Reinvested dividends and distributions	75,122	937,951	31,787	393,645
Shares repurchased	(2,259,807)	(28,451,119)	(851,173)	(10,186,744)
Net Increase/(Decrease)	1,307,725	$16,847,606	3,407,038	$43,105,645

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$113,201,301	$ 57,713,457	$ -	$ -

Janus Investment Fund	29

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and INTECH in order to permit INTECH to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes to Financial Statements (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	31

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

32	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	33

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

34	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	35

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

36	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	37

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

38	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	39

INTECH Global Income Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

NotesPage1

40	DECEMBER 31, 2016

INTECH Global Income Managed Volatility Fund

Notes

NotesPage2

Janus Investment Fund	41

INTECH Global Income Managed Volatility Fund

Notes

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7546				125-24-93013 02-17

42	DECEMBER 31, 2016

SEMIANNUAL REPORT December 31, 2016

INTECH International Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH International Managed Volatility Fund

INTECH International Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, INTECH International Managed Volatility Fund’s Class I Shares returned -5.95%. This compares to the 5.67% return posted by the MSCI EAFE Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the MSCI EAFE Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH International Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the standard deviation of the portfolio depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

The MSCI EAFE Index return advanced by 5.67% for the six-month period ending December 31, 2016. INTECH International Managed Volatility Fund underperformed the MSCI EAFE Index over the period and generated a return of -5.95%.

The Fund’s defensive positioning acted as significant headwind to relative performance as investors’ risk appetites increased in international equity markets during the period. On average, the Fund was overweight lower volatility stocks, or stocks with a lower total risk (standard deviation of returns), as well as lower beta stocks, or stocks with lower sensitivity to market movements. During the period, higher volatility and higher beta stocks strongly outperformed lower volatility and lower beta stocks, as well as the overall market, on average. Consequently, the Fund’s overweight to lower volatility and lower beta stocks detracted from the Fund’s relative return for the period.

The Fund’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was adversely impacted by an average underweight allocation to the financials sector, which was the strongest performing sector during the period, as well as average overweight allocations to the real estate and utilities sectors. Stock selection, which is a residual of the investment process, also detracted from the Fund’s relative performance during the period, especially within the industrials, consumer discretionary, and materials sectors.

An overall increase in market diversity over the past six months reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the MSCI EAFE Index. While the INTECH International Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, benefited from the overall increase in market diversity during the period, the Fund was negatively impacted by its current defensive positioning and underperformed during the period.

Janus Investment Fund	1

INTECH International Managed Volatility Fund (unaudited)

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH International Managed Volatility Fund.

2	DECEMBER 31, 2016

INTECH International Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
CLP Holdings Ltd
Electric Utilities	2.4%
adidas AG
Textiles, Apparel & Luxury Goods	2.3%
Nestle SA
Food Products	1.8%
Link REIT
Equity Real Estate Investment Trusts (REITs)	1.6%
Nippon Building Fund Inc
Equity Real Estate Investment Trusts (REITs)	1.4%
9.5%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Investment Companies	1.3%
Preferred Stocks	0.2%
Other	(1.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	3

INTECH International Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-5.98%	-4.42%	6.60%	-0.04%	1.24%	1.24%
Class A Shares at MOP	-11.43%	-9.94%	5.35%	-0.65%
Class C Shares at NAV	-6.37%	-5.16%	6.36%	-0.32%	1.94%	1.94%
Class C Shares at CDSC	-7.30%	-6.10%	6.36%	-0.32%
Class D Shares(1)	-5.95%	-4.37%	6.83%	-0.02%	1.17%	1.10%
Class I Shares	-5.95%	-4.25%	6.92%	0.12%	0.87%	0.87%
Class N Shares	-5.95%	-4.25%	6.92%	0.12%	0.86%	0.86%
Class S Shares	-6.10%	-4.66%	6.63%	-0.07%	1.40%	1.40%
Class T Shares	-5.92%	-4.34%	6.67%	-0.77%	1.16%	1.16%
MSCI EAFE Index	5.67%	1.00%	6.53%	-0.10%
Morningstar Quartile - Class I Shares	-	3rd	2nd	3rd
Morningstar Ranking - based on total returns for Foreign Large Blend Funds	-	252/372	104/313	183/265

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

INTECH International Managed Volatility Fund (unaudited)

Performance

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on April 24, 2015. Performance shown for periods prior to April 24, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2016. Performance shown for periods prior to October 28, 2016, reflects the historical performance of the Fund’s and predecessor fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – May 2, 2007

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH International Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)*	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$940.20	$5.28	$1,000.00	$1,019.76	$5.50	1.08%
Class C Shares	$1,000.00	$936.30	$8.98	$1,000.00	$1,015.93	$9.35	1.84%
Class D Shares	$1,000.00	$940.50	$4.55	$1,000.00	$1,020.52	$4.74	0.93%
Class I Shares	$1,000.00	$940.50	$3.62	$1,000.00	$1,021.48	$3.77	0.74%
Class N Shares	$1,000.00	$940.50	$1.43	$1,000.00	$1,021.02	$4.23	0.83%
Class S Shares	$1,000.00	$939.00	$5.96	$1,000.00	$1,019.06	$6.21	1.22%
Class T Shares	$1,000.00	$940.80	$4.75	$1,000.00	$1,020.32	$4.94	0.97%
*

Actual Expenses Paid During Period for Class N Shares reflect only the inception period for the Fund (October 28, 2016 to December 31, 2016) and are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 65/365 (to reflect the period). Therefore, actual expenses shown are lower than would be expected for a six-month period. For all other share classes, the Actual Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

†

Hypothetical Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 1.4%
Elbit Systems Ltd	1,306	$131,957
Thales SA	14,068	1,362,907
		1,494,864
Air Freight & Logistics – 0.1%
Yamato Holdings Co Ltd	3,900	79,070
Airlines – 0.5%
Singapore Airlines Ltd	85,700	570,941
Auto Components – 1.4%
Aisin Seiki Co Ltd	1,100	47,610
Bridgestone Corp	9,000	323,791
Denso Corp	1,700	73,448
Koito Manufacturing Co Ltd	2,600	137,311
NOK Corp	4,300	86,860
Stanley Electric Co Ltd	18,900	515,240
Sumitomo Rubber Industries Ltd	11,100	175,611
Yokohama Rubber Co Ltd	7,200	128,368
		1,488,239
Automobiles – 0.8%
Ferrari NV	2,445	142,222
Suzuki Motor Corp	9,400	330,009
Toyota Motor Corp	4,300	251,064
Yamaha Motor Co Ltd	8,400	184,323
		907,618
Banks – 4.3%
ABN AMRO Group NV	2,276	50,406
Bank Hapoalim BM	157,423	934,974
Bank Leumi Le-Israel BM*	152,575	627,349
Bank of East Asia Ltd	38,200	145,736
Bendigo & Adelaide Bank Ltd	21,068	192,734
BNP Paribas SA	787	50,126
BOC Hong Kong Holdings Ltd	138,500	495,882
CaixaBank SA	9,130	30,156
Danske Bank A/S	953	28,909
Hang Seng Bank Ltd	62,700	1,162,121
HSBC Holdings PLC	40,335	326,080
Mizrahi Tefahot Bank Ltd	9,394	137,235
Nordea Bank AB	8,168	90,847
Raiffeisen Bank International AG*	7,916	144,790
Resona Holdings Inc	6,800	35,002
Skandinaviska Enskilda Banken AB	3,078	32,292
Suruga Bank Ltd	1,500	33,398
Svenska Handelsbanken AB	4,518	62,801
Swedbank AB	1,368	33,078
Yamaguchi Financial Group Inc	6,000	65,205
		4,679,121
Beverages – 1.0%
Asahi Group Holdings Ltd	1,100	34,687
Coca-Cola Amatil Ltd	4,706	34,312
Coca-Cola European Partners PLC	2,707	85,400
Kirin Holdings Co Ltd	56,500	917,410
		1,071,809
Biotechnology – 2.4%
Actelion Ltd*	6,585	1,423,753
CSL Ltd	16,710	1,206,882
		2,630,635
Building Products – 0.5%
Daikin Industries Ltd	1,900	174,024
Geberit AG	686	274,613

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Building Products – (continued)
LIXIL Group Corp	6,200	$140,520
		589,157
Capital Markets – 1.3%
Partners Group Holding AG	3,057	1,431,114
Chemicals – 7.8%
Air Water Inc	6,300	113,445
Arkema SA	1,437	140,366
Asahi Kasei Corp	86,000	748,819
BASF SE	504	46,997
Chr Hansen Holding A/S	961	53,168
Covestro AG	5,867	403,553
EMS-Chemie Holding AG	1,270	645,473
Givaudan SA	299	547,939
Hitachi Chemical Co Ltd	4,300	107,317
JSR Corp	14,700	231,323
Kansai Paint Co Ltd	19,200	353,135
Koninklijke DSM NV	2,088	124,983
Kuraray Co Ltd	17,300	258,909
LANXESS AG	2,022	132,467
Mitsubishi Chemical Holdings Corp	5,100	32,869
Mitsubishi Gas Chemical Co Inc	28,600	487,048
Mitsui Chemicals Inc	61,000	273,326
Nippon Paint Holdings Co Ltd	6,200	168,054
Nissan Chemical Industries Ltd	8,200	273,396
Orica Ltd	15,871	201,560
Shin-Etsu Chemical Co Ltd	1,400	107,913
Sika AG	298	1,431,867
Solvay SA	283	33,116
Symrise AG	2,073	126,070
Syngenta AG	872	344,700
Toray Industries Inc	72,000	582,014
Umicore SA	11,471	652,824
		8,622,651
Commercial Services & Supplies – 0.8%
ISS A/S	17,496	589,636
Park24 Co Ltd	6,800	184,274
Societe BIC SA	92	12,503
Toppan Printing Co Ltd	10,000	95,315
		881,728
Construction & Engineering – 1.3%
CIMIC Group Ltd	4,822	121,204
JGC Corp	11,900	215,509
Kajima Corp	36,000	248,559
Obayashi Corp	24,300	231,604
Skanska AB	6,997	164,982
Taisei Corp	41,000	286,615
Vinci SA	2,624	178,457
		1,446,930
Construction Materials – 0.8%
CRH PLC	2,251	77,788
Fletcher Building Ltd	94,824	696,321
Taiheiyo Cement Corp	24,000	75,743
		849,852
Distributors – 0%
Jardine Cycle & Carriage Ltd	1,700	48,132
Diversified Financial Services – 0.1%
L E Lundbergforetagen AB	2,519	154,475
Diversified Telecommunication Services – 2.1%
Bezeq The Israeli Telecommunication Corp Ltd	339,720	645,504

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
HKT Trust & HKT Ltd	498,000	$609,511
Nippon Telegraph & Telephone Corp	2,000	84,082
Singapore Telecommunications Ltd	52,900	132,791
Spark New Zealand Ltd	300,831	711,077
TPG Telecom Ltd#	30,448	149,403
		2,332,368
Electric Utilities – 4.3%
Cheung Kong Infrastructure Holdings Ltd	55,000	437,464
CLP Holdings Ltd	291,500	2,663,653
HK Electric Investments & HK Electric Investments Ltd	316,500	260,965
Power Assets Holdings Ltd	153,500	1,352,398
		4,714,480
Electrical Equipment – 0.7%
ABB Ltd*	3,421	72,038
Mabuchi Motor Co Ltd	3,100	161,009
Mitsubishi Electric Corp	12,100	168,231
Nidec Corp	4,200	361,247
		762,525
Electronic Equipment, Instruments & Components – 3.2%
Alps Electric Co Ltd	6,400	154,077
Hamamatsu Photonics KK	2,400	62,964
Hirose Electric Co Ltd	700	86,574
Hitachi High-Technologies Corp	5,300	213,352
Keyence Corp	1,200	822,320
Kyocera Corp	900	44,645
Nippon Electric Glass Co Ltd	39,000	210,440
Omron Corp	9,200	352,145
TDK Corp	900	61,721
Yaskawa Electric Corp	51,200	794,282
Yokogawa Electric Corp	50,000	722,060
		3,524,580
Equity Real Estate Investment Trusts (REITs) – 9.2%
CapitaLand Commercial Trust	262,800	267,156
Daiwa House REIT Investment Corp	231	584,215
Dexus Property Group	99,987	695,839
Gecina SA	1,494	206,520
Japan Prime Realty Investment Corp	132	520,074
Japan Real Estate Investment Corp	215	1,172,663
Japan Retail Fund Investment Corp	460	931,782
Link REIT	272,500	1,759,755
Nippon Building Fund Inc	276	1,529,523
Nippon Prologis REIT Inc	244	498,906
Nomura Real Estate Master Fund Inc	580	877,290
Suntec Real Estate Investment Trust	237,700	269,592
United Urban Investment Corp	453	689,516
Vicinity Centres	37,556	81,221
		10,084,052
Food & Staples Retailing – 1.3%
Colruyt SA	10,635	526,024
FamilyMart UNY Holdings Co Ltd	8,600	571,428
Koninklijke Ahold Delhaize NV	1,253	26,369
Tesco PLC*	8,735	22,231
Wesfarmers Ltd	10,891	330,581
		1,476,633
Food Products – 4.3%
Barry Callebaut AG*	198	242,392
Chocoladefabriken Lindt & Spruengli AG (PC)	15	77,713
Chocoladefabriken Lindt & Spruengli AG (REG)	2	121,514
Marine Harvest ASA*	34,104	615,409

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Food Products – (continued)
MEIJI Holdings Co Ltd	12,800	$1,004,259
Nestle SA	27,212	1,952,386
NH Foods Ltd	3,000	81,004
Nissin Foods Holdings Co Ltd	1,800	94,466
Tate & Lyle PLC	17,842	155,363
Toyo Suisan Kaisha Ltd	9,400	340,046
		4,684,552
Gas Utilities – 1.8%
Hong Kong & China Gas Co Ltd	844,020	1,492,052
Toho Gas Co Ltd	46,000	373,637
Tokyo Gas Co Ltd	24,000	108,355
		1,974,044
Health Care Equipment & Supplies – 3.5%
Cochlear Ltd	9,216	813,409
Coloplast A/S	1,606	108,091
Hoya Corp	1,800	75,451
Sonova Holding AG	7,900	956,109
Terumo Corp	41,300	1,521,767
William Demant Holding A/S*	21,250	369,555
		3,844,382
Health Care Providers & Services – 1.7%
Fresenius Medical Care AG & Co KGaA	226	19,158
Fresenius SE & Co KGaA	1,839	143,631
Ramsay Health Care Ltd	10,284	506,846
Ryman Healthcare Ltd	64,337	362,879
Sonic Healthcare Ltd	51,530	795,089
		1,827,603
Health Care Technology – 0.1%
M3 Inc	4,500	113,284
Hotels, Restaurants & Leisure – 2.7%
Aristocrat Leisure Ltd	97,361	1,086,106
Carnival PLC	898	45,489
Compass Group PLC	1,184	21,820
Domino's Pizza Enterprises Ltd	2,849	132,663
Galaxy Entertainment Group Ltd	82,000	352,796
McDonald's Holdings Co Japan Ltd#	10,900	284,944
Melco Crown Entertainment Ltd (ADR)	13,200	209,880
Sands China Ltd	40,400	173,760
Sodexo SA	1,009	115,930
Tabcorp Holdings Ltd	170,267	590,618
		3,014,006
Household Durables – 1.8%
Nikon Corp	4,000	61,978
SEB SA	1,311	177,618
Sekisui Chemical Co Ltd	5,300	84,360
Sony Corp	24,300	675,410
Techtronic Industries Co Ltd	285,000	1,020,993
		2,020,359
Household Products – 0.2%
Lion Corp	13,000	213,111
Independent Power and Renewable Electricity Producers – 0.3%
Meridian Energy Ltd	151,802	273,516
Industrial Conglomerates – 1.2%
CK Hutchison Holdings Ltd	33,000	372,560
Koninklijke Philips NV	1,473	44,892
Toshiba Corp*	392,000	947,212
		1,364,664
Information Technology Services – 0.9%
Atos SE	1,947	205,364

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Information Technology Services – (continued)
Fujitsu Ltd	150,000	$830,999
		1,036,363
Insurance – 1.1%
AIA Group Ltd	67,600	378,327
Gjensidige Forsikring ASA	12,977	206,042
Sompo Holdings Inc	800	27,017
Swiss Life Holding AG*	617	174,624
Swiss Re AG	3,507	332,354
T&D Holdings Inc	7,400	97,456
Zurich Insurance Group AG*	151	41,486
		1,257,306
Internet & Direct Marketing Retail – 0.1%
Rakuten Inc	10,200	99,825
Internet Software & Services – 0.1%
DeNA Co Ltd	6,700	145,972
Leisure Products – 0.3%
Bandai Namco Holdings Inc	2,800	77,090
Sega Sammy Holdings Inc	9,600	142,564
Shimano Inc	900	140,889
		360,543
Life Sciences Tools & Services – 0.9%
Eurofins Scientific SE	328	139,714
Lonza Group AG*	4,693	811,582
		951,296
Machinery – 4.5%
Amada Holdings Co Ltd	4,100	45,662
Atlas Copco AB - Class A	7,528	228,933
Atlas Copco AB - Class B	4,497	122,451
FANUC Corp	4,700	794,875
GEA Group AG	2,433	97,509
Hitachi Construction Machinery Co Ltd	8,400	181,377
Hoshizaki Corp	3,200	252,994
IHI Corp*	105,000	272,275
Komatsu Ltd	29,400	663,678
Makita Corp	5,800	388,041
MAN SE	5,860	581,982
Metso OYJ	2,989	85,069
Nabtesco Corp	15,000	348,279
NSK Ltd	9,300	107,279
Schindler Holding AG (PC)	604	106,392
Schindler Holding AG (REG)	1,152	201,288
SMC Corp/Japan	200	47,600
Sumitomo Heavy Industries Ltd	35,000	224,801
THK Co Ltd	7,800	171,939
		4,922,424
Marine – 0.5%
Kuehne + Nagel International AG	4,252	561,506
Media – 0.6%
Hakuhodo DY Holdings Inc	5,700	70,068
Publicis Groupe SA	336	23,176
RTL Group SA	1,260	92,339
Singapore Press Holdings Ltd	96,300	234,251
Telenet Group Holding NV*	3,481	193,110
Toho Co Ltd/Tokyo	1,200	33,918
		646,862
Metals & Mining – 3.7%
Alumina Ltd	40,388	53,123
Boliden AB	7,637	199,040
Fortescue Metals Group Ltd	236,741	999,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Metals & Mining – (continued)
Fresnillo PLC	38,859	$576,976
Glencore PLC*	7,799	26,209
Hitachi Metals Ltd	15,000	202,721
Newcrest Mining Ltd	66,197	933,157
Rio Tinto Ltd	3,083	132,593
Rio Tinto PLC	591	22,502
South32 Ltd	466,855	921,094
		4,066,912
Multiline Retail – 0.4%
J Front Retailing Co Ltd	13,800	185,477
Takashimaya Co Ltd	31,000	255,247
		440,724
Multi-Utilities – 1.0%
AGL Energy Ltd	15,499	246,543
DUET Group	329,755	651,511
National Grid PLC	20,330	237,727
		1,135,781
Oil, Gas & Consumable Fuels – 1.4%
Caltex Australia Ltd	6,368	139,778
Idemitsu Kosan Co Ltd	7,700	204,138
Inpex Corp	8,000	79,880
Neste Oyj	9,998	383,754
OMV AG	1,996	70,302
Snam SpA	31,060	127,742
TonenGeneral Sekiyu KK	47,000	494,679
		1,500,273
Personal Products – 0.1%
L'Oreal SA	647	117,929
Pharmaceuticals – 3.0%
Astellas Pharma Inc	13,400	185,764
AstraZeneca PLC	3,686	199,871
Merck KGaA	4,421	461,312
Mitsubishi Tanabe Pharma Corp	32,300	632,786
Novartis AG	4,727	343,937
Orion Oyj	1,924	85,620
Otsuka Holdings Co Ltd	3,100	134,895
Sumitomo Dainippon Pharma Co Ltd	32,700	561,559
Teva Pharmaceutical Industries Ltd (ADR)	9,752	353,510
UCB SA	5,979	382,649
		3,341,903
Professional Services – 0.4%
Experian PLC	3,485	67,445
Recruit Holdings Co Ltd	6,600	264,330
SGS SA	40	81,255
		413,030
Real Estate Management & Development – 5.0%
Azrieli Group Ltd	6,959	301,336
Cheung Kong Property Holdings Ltd	11,000	66,709
Daito Trust Construction Co Ltd	900	135,189
Deutsche Wohnen AG	23,531	737,807
Hang Lung Group Ltd	57,000	198,160
Hang Lung Properties Ltd	102,000	213,582
Hysan Development Co Ltd	76,000	313,334
New World Development Co Ltd	936,000	981,157
Sun Hung Kai Properties Ltd	7,000	87,645
Swire Properties Ltd	102,200	280,057
Swiss Prime Site AG*	11,951	978,324
Vonovia SE	873	28,433
Wharf Holdings Ltd	97,000	637,475

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Wheelock & Co Ltd	97,000	$544,519
		5,503,727
Road & Rail – 2.8%
ComfortDelGro Corp Ltd	308,800	524,687
DSV A/S	6,445	286,781
Keikyu Corp	53,000	613,507
MTR Corp Ltd	231,000	1,116,706
Nagoya Railroad Co Ltd	75,000	362,302
Nippon Express Co Ltd	28,000	150,418
		3,054,401
Semiconductor & Semiconductor Equipment – 1.3%
ASM Pacific Technology Ltd	17,700	187,390
Infineon Technologies AG	5,334	92,435
Rohm Co Ltd	3,300	189,408
STMicroelectronics NV	45,662	517,639
Tokyo Electron Ltd	4,700	443,166
		1,430,038
Software – 1.3%
Check Point Software Technologies Ltd*	2,700	228,042
Dassault Systemes SE	2,821	214,875
Konami Holdings Corp	14,900	600,427
Nexon Co Ltd	1,800	26,017
Nintendo Co Ltd	200	41,814
Oracle Corp Japan	2,200	110,722
SAP SE	1,878	164,104
		1,386,001
Specialty Retail – 0.3%
Fast Retailing Co Ltd	200	71,364
Nitori Holdings Co Ltd	1,900	217,149
Yamada Denki Co Ltd	15,100	81,227
		369,740
Technology Hardware, Storage & Peripherals – 0.7%
Brother Industries Ltd	43,700	785,955
Textiles, Apparel & Luxury Goods – 3.4%
adidas AG	15,889	2,510,748
Hermes International	1,102	451,869
Kering	875	196,133
Luxottica Group SpA	576	31,021
Yue Yuen Industrial Holdings Ltd	148,500	537,562
		3,727,333
Tobacco – 0.3%
Swedish Match AB	10,720	340,729
Trading Companies & Distributors – 0.9%
Ashtead Group PLC	4,565	88,426
ITOCHU Corp	5,500	72,910
MISUMI Group Inc	2,500	41,034
Mitsubishi Corp	18,300	388,911
Mitsui & Co Ltd	15,500	212,613
Sumitomo Corp	13,100	153,910
		957,804
Transportation Infrastructure – 1.6%
Aena SA	2,945	401,736
SATS Ltd	46,000	153,722
Transurban Group	155,501	1,157,816
		1,713,274
Wireless Telecommunication Services – 0.1%
NTT DOCOMO Inc	3,700	84,152
Total Common Stocks (cost $109,458,506)		109,522,298

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH International Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Preferred Stocks – 0.2%
Chemicals – 0.1%
FUCHS PETROLUB SE	1,700	$71,374
Household Products – 0.1%
Henkel AG & Co KGaA	663	79,056
Total Preferred Stocks (cost $158,772)		150,430
Investment Companies – 1.3%
Investments Purchased with Cash Collateral from Securities Lending – 0.3%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	303,630	303,630
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	1,140,093	1,140,093
Total Investment Companies (cost $1,443,723)		1,443,723
Total Investments (total cost $111,061,001) – 101.1%		111,116,451
Liabilities, net of Cash, Receivables and Other Assets – (1.1)%		(1,183,883)
Net Assets – 100%		$109,932,568

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
Japan	$39,610,237	35.7%
Hong Kong	18,052,149	16.2
Switzerland	13,154,359	11.8
Australia	12,173,579	11.0
Germany	5,788,975	5.2
France	4,111,126	3.7
Israel	3,359,907	3.0
Singapore	2,201,272	2.0
New Zealand	2,043,793	1.8
United Kingdom	1,790,139	1.6
Belgium	1,787,723	1.6
United States	1,443,723	1.3
Denmark	1,436,140	1.3
Sweden	1,429,628	1.3
Norway	821,451	0.7
Finland	554,443	0.5
Spain	431,892	0.4
Netherlands	332,050	0.3
Italy	300,985	0.3
Austria	215,092	0.2
Ireland	77,788	0.1

Total	$111,116,451	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

MSCI EAFE® Index

A free float-adjusted market capitalization weighted index designed to measure developed market equity performance. The MSCI EAFE® Index is composed of companies representative of the market structure of developed market countries. The index includes reinvestment of dividends, net of foreign withholding taxes.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	427,250	2,950,025	(3,073,645)	303,630	$—	$5,535(1)	$303,630
Janus Cash Liquidity Fund LLC	1,396,712	25,907,381	(26,164,000)	1,140,093	—	4,451	1,140,093

Total					$—	$9,986	$1,443,723
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks
Banks	$50,406	$4,628,715	$-
Hotels, Restaurants & Leisure	209,880	2,804,126	-
Pharmaceuticals	353,510	2,988,393	-
Software	228,042	1,157,959	-
All Other	-	97,101,267	-
Preferred Stocks	-	150,430	-
Investment Companies	-	1,443,723	-
Total Assets	$841,838	$110,274,613	$-

Janus Investment Fund	15

INTECH International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$111,061,001
Unaffiliated investments, at value(1)	109,672,728
Affiliated investments, at value	1,443,723
Cash	67,031
Cash denominated in foreign currency(2)	19,193
Non-interested Trustees' deferred compensation	2,046
Receivables:
Fund shares sold	2,737,559
Dividends	172,428
Foreign tax reclaims	84,935
Dividends from affiliates	770
Other assets	1,320
Total Assets	114,201,733
Liabilities:
Collateral for securities loaned (Note 2)	303,630
Payables:	—
Fund shares repurchased	3,050,177
Investments purchased	796,711
Advisory fees	54,641
Professional fees	21,641
Transfer agent fees and expenses	10,487
Custodian fees	4,851
12b-1 Distribution and shareholder servicing fees	4,551
Non-interested Trustees' deferred compensation fees	2,046
Fund administration fees	944
Non-interested Trustees' fees and expenses	816
Accrued expenses and other payables	18,670
Total Liabilities	4,269,165
Net Assets	$109,932,568

See Notes to Financial Statements.

16	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$117,716,553
Undistributed net investment income/(loss)	(1,029,833)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(6,805,582)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	51,430
Total Net Assets	$109,932,568
Net Assets - Class A Shares	$10,126,807
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,378,244
Net Asset Value Per Share(3)	$7.35
Maximum Offering Price Per Share(4)	$7.80
Net Assets - Class C Shares	$2,297,001
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	318,084
Net Asset Value Per Share(3)	$7.22
Net Assets - Class D Shares	$2,554,472
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	351,207
Net Asset Value Per Share	$7.27
Net Assets - Class I Shares	$20,476,166
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,804,749
Net Asset Value Per Share	$7.30
Net Assets - Class N Shares	$51,169,498
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,025,710
Net Asset Value Per Share	$7.28
Net Assets - Class S Shares	$1,400,518
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	190,193
Net Asset Value Per Share	$7.36
Net Assets - Class T Shares	$21,908,106
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,012,731
Net Asset Value Per Share	$7.27

(1) Includes $288,394 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Includes cost of $19,193.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH International Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016(1)

Investment Income:
Dividends	$1,067,243
Affiliated securities lending income, net	5,535
Dividends from affiliates	4,451
Other income	49
Foreign tax withheld	(100,599)
Total Investment Income	976,679
Expenses:
Advisory fees	295,577
12b-1Distribution and shareholder servicing fees:
Class A Shares	9,084
Class C Shares	10,151
Class S Shares	1,300
Transfer agent administrative fees and expenses:
Class D Shares	1,532
Class S Shares	1,300
Class T Shares	27,167
Transfer agent networking and omnibus fees:
Class A Shares	3,281
Class C Shares	973
Class I Shares	11,612
Other transfer agent fees and expenses:
Class A Shares	351
Class C Shares	120
Class D Shares	364
Class I Shares	1,504
Class N Shares	107
Class S Shares	10
Class T Shares	154
Registration fees	30,935
Professional fees	19,861
Custodian fees	15,027
Shareholder reports expense	5,927
Fund administration fees	5,104
Non-interested Trustees’ fees and expenses	1,924
Other expenses	6,728
Total Expenses	450,093
Less: Excess Expense Reimbursement	(37)
Net Expenses	450,056
Net Investment Income/(Loss)	526,623
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(2,318,494)
Total Net Realized Gain/(Loss) on Investments	(2,318,494)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(5,176,047)
Total Change in Unrealized Net Appreciation/Depreciation	(5,176,047)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(6,967,918)

(1) Period from October 28, 2016 (inception date) through December 31, 2016 for Class N Shares.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)(1)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$526,623	$1,322,942
Net realized gain/(loss) on investments	(2,318,494)	(2,355,579)
Change in unrealized net appreciation/depreciation	(5,176,047)	1,706,722
Net Increase/(Decrease) in Net Assets Resulting from Operations	(6,967,918)	674,085
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(171,788)	(16,604)
Class C Shares	(29,038)	(6,407)
Class D Shares	(46,272)	(15,202)
Class I Shares	(384,770)	(894,967)
Class N Shares	(989,140)	N/A
Class S Shares	(25,915)	(736)
Class T Shares	(408,738)	(19,967)
Net Decrease from Dividends and Distributions to Shareholders	(2,055,661)	(953,883)
Capital Share Transactions:
Class A Shares	6,045,667	(959,620)
Class C Shares	913,645	1,077,678
Class D Shares	465,617	1,770,325
Class I Shares	(41,822,407)	2,526,681
Class N Shares	52,327,656	N/A
Class S Shares	483,362	937,439
Class T Shares	9,414,595	13,031,280
Net Increase/(Decrease) from Capital Share Transactions	27,828,135	18,383,783
Net Increase/(Decrease) in Net Assets	18,804,556	18,103,985
Net Assets:
Beginning of period	91,128,012	73,024,027
End of period	$109,932,568	$91,128,012

Undistributed Net Investment Income/(Loss)	$(1,029,833)	$499,205

(1) Period from October 28, 2016 (inception date) through December 31, 2016 for Class N Shares.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH International Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$7.96	$8.03	$9.66		$8.07	$6.79	$8.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.11(1)	0.09(1)		0.25(1)	0.22	0.12
Net realized and unrealized gain/(loss)	(0.51)	(0.13)	(0.56)		1.57	1.21	(1.36)
Total from Investment Operations	(0.48)	(0.02)	(0.47)		1.82	1.43	(1.24)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.05)	(0.15)		(0.23)	(0.15)	(0.07)
Distributions (from capital gains)	—	—	(1.01)		—(2)	—	—
Total Dividends and Distributions	(0.13)	(0.05)	(1.16)		(0.23)	(0.15)	(0.07)
Net Asset Value, End of Period	$7.35	$7.96	$8.03		$9.66	$8.07	$6.79
Total Return*	(5.98)%	(0.22)%	(4.19)%		22.74%	21.27%	(15.33)%
Net Assets, End of Period (in thousands)	$10,127	$4,821	$5,829		$5,342	$473	$445
Average Net Assets for the Period (in thousands)	$7,099	$3,145	$5,392		$2,240	$317	$452
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.24%	1.35%		1.21%	1.22%	1.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	1.24%	1.34%		1.20%	1.22%	1.26%
Ratio of Net Investment Income/(Loss)	0.79%	1.45%	1.09%		2.69%	1.26%	1.72%
Portfolio Turnover Rate	43%	74%	191%		160%	143%	140%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.81	$7.94	$9.58	$8.14	$6.78	$8.11
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.08(1)	0.03(1)	0.19(1)	2.46	0.17
Net realized and unrealized gain/(loss)	(0.50)	(0.15)	(0.56)	1.57	(0.93)	(1.43)
Total from Investment Operations	(0.50)	(0.07)	(0.53)	1.76	1.53	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.06)	(0.10)	(0.32)	(0.17)	(0.07)
Distributions (from capital gains)	—	—	(1.01)	—(2)	—	—
Total Dividends and Distributions	(0.09)	(0.06)	(1.11)	(0.32)	(0.17)	(0.07)
Net Asset Value, End of Period	$7.22	$7.81	$7.94	$9.58	$8.14	$6.78
Total Return*	(6.37)%	(0.86)%	(4.95)%	21.91%	22.79%	(15.55)%
Net Assets, End of Period (in thousands)	$2,297	$1,581	$510	$526	$113	$433
Average Net Assets for the Period (in thousands)	$1,989	$924	$480	$179	$251	$574
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.84%	1.94%	2.02%	1.93%	1.32%	1.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.84%	1.94%	2.01%	1.93%	1.18%	1.47%
Ratio of Net Investment Income/(Loss)	0.02%	1.05%	0.40%	2.13%	1.20%	1.33%
Portfolio Turnover Rate	43%	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$7.87	$8.00	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.04	0.15	0.03
Net realized and unrealized gain/(loss)	(0.51)	(0.16)	(2.03)
Total from Investment Operations	(0.47)	(0.01)	(2.00)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.12)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.13)	(0.12)	—
Net Asset Value, End of Period	$7.27	$7.87	$8.00
Total Return*	(5.95)%	(0.12)%	(20.00)%
Net Assets, End of Period (in thousands)	$2,554	$2,282	$504
Average Net Assets for the Period (in thousands)	$2,505	$1,314	$315
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.17%	2.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	1.10%	1.26%
Ratio of Net Investment Income/(Loss)	0.92%	1.97%	1.80%
Portfolio Turnover Rate	43%	74%	191%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.89	$8.00	$9.63	$8.03	$6.77	$8.06
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(2)	0.14(2)	0.13(2)	0.21(2)	0.18	0.12
Net realized and unrealized gain/(loss)	(0.51)	(0.13)	(0.57)	1.63	1.28	(1.35)
Total from Investment Operations	(0.47)	0.01	(0.44)	1.84	1.46	(1.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.18)	(0.24)	(0.20)	(0.06)
Distributions (from capital gains)	—	—	(1.01)	—(3)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(4)
Total Dividends and Distributions	(0.12)	(0.12)	(1.19)	(0.24)	(0.20)	(0.06)
Net Asset Value, End of Period	$7.30	$7.89	$8.00	$9.63	$8.03	$6.77
Total Return*	(5.95)%	0.14%	(3.90)%	23.21%	21.78%	(15.18)%
Net Assets, End of Period (in thousands)	$20,476	$66,948	$65,227	$69,062	$59,981	$35,608
Average Net Assets for the Period (in thousands)	$59,672	$61,549	$64,504	$66,596	$42,583	$29,910
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.74%	0.87%	0.93%	0.81%	0.92%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.87%	0.93%	0.81%	0.92%	1.00%
Ratio of Net Investment Income/(Loss)	0.98%	1.78%	1.48%	2.27%	1.86%	2.05%
Portfolio Turnover Rate	43%	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from April 24, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH International Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31 (unaudited)	2016(1)
Net Asset Value, Beginning of Period	$7.79
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02
Net realized and unrealized gain/(loss)	(0.38)
Total from Investment Operations	(0.36)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)
Distributions (from capital gains)	—
Total Dividends and Distributions	(0.15)
Net Asset Value, End of Period	$7.28
Total Return*	(5.95)%
Net Assets, End of Period (in thousands)	$51,169
Average Net Assets for the Period (in thousands)	$33,435
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%
Ratio of Net Investment Income/(Loss)	1.53%
Portfolio Turnover Rate	43%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.98	$8.09	$9.74	$8.09	$6.79	$8.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.15(2)	0.09(2)	0.15(2)	2.47	0.10
Net realized and unrealized gain/(loss)	(0.51)	(0.17)	(0.57)	1.69	(1.02)	(1.36)
Total from Investment Operations	(0.49)	(0.02)	(0.48)	1.84	1.45	(1.26)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.09)	(0.16)	(0.19)	(0.15)	(0.07)
Distributions (from capital gains)	—	—	(1.01)	—(3)	—	—
Total Dividends and Distributions	(0.13)	(0.09)	(1.17)	(0.19)	(0.15)	(0.07)
Net Asset Value, End of Period	$7.36	$7.98	$8.09	$9.74	$8.09	$6.79
Total Return*	(6.10)%	(0.18)%	(4.29)%	22.92%	21.48%	(15.54)%
Net Assets, End of Period (in thousands)	$1,401	$1,009	$67	$67	$118	$421
Average Net Assets for the Period (in thousands)	$1,016	$135	$64	$86	$254	$432
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.23%	1.40%	1.43%	1.33%	1.48%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.22%	1.26%	1.43%	1.13%	1.29%	1.44%
Ratio of Net Investment Income/(Loss)	0.61%	1.98%	1.01%	1.69%	1.09%	1.52%
Portfolio Turnover Rate	43%	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2016 (inception date) through December 31, 2016.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$7.87	$7.99	$9.60	$8.01	$6.77	$8.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.22(1)	0.09(1)	0.32(1)	0.08	0.06
Net realized and unrealized gain/(loss)	(0.50)	(0.23)	(0.55)	1.49	1.35	(1.31)
Total from Investment Operations	(0.47)	(0.01)	(0.46)	1.81	1.43	(1.25)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.11)	(0.14)	(0.22)	(0.19)	(0.07)
Distributions (from capital gains)	—	—	(1.01)	—(2)	—	—
Total Dividends and Distributions	(0.13)	(0.11)	(1.15)	(0.22)	(0.19)	(0.07)
Net Asset Value, End of Period	$7.27	$7.87	$7.99	$9.60	$8.01	$6.77
Total Return*	(5.92)%	(0.14)%	(4.08)%	22.78%	21.30%	(15.47)%
Net Assets, End of Period (in thousands)	$21,908	$14,487	$887	$2,504	$202	$59
Average Net Assets for the Period (in thousands)	$21,317	$4,865	$1,474	$1,121	$70	$40
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.16%	1.16%	1.12%	1.27%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.16%	1.16%	1.12%	1.26%	1.25%
Ratio of Net Investment Income/(Loss)	0.89%	2.90%	1.10%	3.44%	1.24%	1.80%
Portfolio Turnover Rate	43%	74%	191%	160%	143%	140%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

INTECH International Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

24	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	25

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that

26	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition

Janus Investment Fund	27

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

(i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$288,394	$—	$(288,394)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-

28	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $288,394 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $303,630, resulting in the net amount due to the counterparty of $15,236.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.55% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Investment Fund	29

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.95% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets,

30	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	31

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1,116.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $58.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	100	44
Class S Shares	-	-
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, passive foreign investment companies, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(4,474,653)	$ -	$ (4,474,653)

32	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships, and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 111,680,482	$ 4,201,973	$ (4,766,004)	$ (564,031)

5. Capital Share Transactions

	Period ended December 31, 2016(1)		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	973,029	$ 7,617,538	519,588	$ 4,041,147
Reinvested dividends and distributions	23,307	171,072	2,134	16,432
Shares repurchased	(223,960)	(1,742,943)	(641,804)	(5,017,199)
Net Increase/(Decrease)	772,376	$ 6,045,667	(120,082)	$ (959,620)
Class C Shares:
Shares sold	199,722	$ 1,563,622	146,639	$ 1,142,252
Reinvested dividends and distributions	3,664	26,417	523	3,966
Shares repurchased	(87,726)	(676,394)	(8,942)	(68,540)
Net Increase/(Decrease)	115,660	$ 913,645	138,220	$ 1,077,678
Class D Shares:
Shares sold	137,674	$ 1,072,372	336,191	$ 2,598,577
Reinvested dividends and distributions	6,316	45,853	1,990	15,144
Shares repurchased	(82,715)	(652,608)	(111,321)	(843,396)
Net Increase/(Decrease)	61,275	$ 465,617	226,860	$ 1,770,325
Class I Shares:
Shares sold	2,241,893	$ 17,534,085	1,444,458	$11,126,723
Reinvested dividends and distributions	49,835	363,296	116,406	887,017
Shares repurchased	(7,971,126)	(59,719,788)	(1,228,122)	(9,487,059)
Net Increase/(Decrease)	(5,679,398)	$(41,822,407)	332,742	$ 2,526,681
Class N Shares:
Shares sold	7,046,345	$ 52,503,613	-	$ -
Reinvested dividends and distributions	136,058	989,140	-	-
Shares repurchased	(156,693)	(1,165,097)	-	-
Net Increase/(Decrease)	7,025,710	$ 52,327,656	N/A	N/A
Class S Shares:
Shares sold	100,771	$ 769,689	118,590	$ 940,433
Reinvested dividends and distributions	3,526	25,915	95	736
Shares repurchased	(40,612)	(312,242)	(471)	(3,730)
Net Increase/(Decrease)	63,685	$ 483,362	118,214	$ 937,439
Class T Shares:
Shares sold	1,635,765	$ 12,973,768	1,981,283	$14,984,653
Reinvested dividends and distributions	56,136	407,550	2,609	19,854
Shares repurchased	(519,094)	(3,966,723)	(254,969)	(1,973,227)
Net Increase/(Decrease)	1,172,807	$ 9,414,595	1,728,923	$13,031,280
(1)	Period from October 28, 2016 (inception date) through December 31, 2016 for Class N Shares.

Janus Investment Fund	33

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$72,349,031	$ 44,216,236	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and INTECH in order to permit INTECH to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

34	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes to Financial Statements (unaudited)

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	35

INTECH International Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

36	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	37

INTECH International Managed Volatility Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

38	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	39

INTECH International Managed Volatility Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

40	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	41

INTECH International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

42	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	43

INTECH International Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

44	DECEMBER 31, 2016

INTECH International Managed Volatility Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7547				125-24-93014 02-17

SEMIANNUAL REPORT December 31, 2016

INTECH U.S. Core Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH U.S. Core Fund

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, INTECH U.S. Core Fund’s Class T Shares returned 4.56%. This compares to the 7.82% return posted by the S&P 500 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investing process seeks to build a more efficient portfolio than its benchmark, with returns in excess of the index while maintaining benchmark-like risk. The process does not attempt to predict the direction of the market, nor does it have a view of any particular company in the portfolio. Instead, it employs a proprietary optimization process to build portfolios with the potential to outperform the index by capturing stocks’ natural volatility.

Within specific risk controls, INTECH’s disciplined mathematical process establishes target proportional weightings for stocks in the Fund as a result of an optimization routine. Once the weights are determined and the portfolio is constructed, it is rebalanced and re-optimized on a periodic basis. By limiting the distance any one stock position can deviate from its benchmark weight, INTECH’s process attempts to control the relative risk of the portfolio. We believe that instituting an investment process aimed at providing consistent, positive excess returns at benchmark-like risk, will allow us to meet our shareholders’ objectives while minimizing the risk of significant underperformance relative to the benchmark.

PERFORMANCE REVIEW

The U.S. equity market as measured by the S&P 500 Index recorded a strong return of 7.82% for the six-month period ended December 31, 2016. INTECH U.S. Core Fund underperformed the S&P 500 Index over the period and generated a return of 4.65%.

An overall increase in market diversity over the period reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the S&P 500 Index. While the INTECH U.S. Core Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was positively impacted by the overall increase in market diversity, adverse sector positioning and stock selection more than offset the positive contribution from the smaller size positioning of the Fund during the period.

The strategy’s active sector positioning tends to vary over time and is a function of the volatility and correlation characteristics of the underlying stocks. The Fund was negatively impacted by an average underweight allocation to the financials sector, which became the strongest performing sector during the period after lagging in the first half of the year, as well as an average underweight allocation to the information technology sector, during the period. An average underweight allocation to some strong performing mega cap bank stocks was among the largest detractors during the period.

OUTLOOK

INTECH attempts to generate a targeted excess return at the least amount of tracking error through all market cycles regardless of the direction the market moves or the magnitude of the move. While we may experience short periods of underperformance, we expect to exceed the benchmark over a three- to five-year time horizon.

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Going forward, INTECH will continue to implement its mathematical investment process in a disciplined and deliberate manner, with risk management remaining the hallmark of the investment process. At the same time, INTECH continues to make marginal improvements to the process, seeking an efficient portfolio that offers better long-term results than its benchmark regardless of the market’s direction.

Thank you for your investment in INTECH U.S. Core Fund.

Janus Investment Fund	1

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
NVIDIA Corp
Semiconductor & Semiconductor Equipment	3.1%
Lockheed Martin Corp
Aerospace & Defense	2.1%
Constellation Brands Inc
Beverages	1.9%
Spectra Energy Corp
Oil, Gas & Consumable Fuels	1.8%
Williams Cos Inc
Oil, Gas & Consumable Fuels	1.7%
10.6%

Asset Allocation - (% of Net Assets)
Common Stocks	99.6%
Investment Companies	1.0%
Other	(0.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

2	DECEMBER 31, 2016

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	4.43%	8.31%	13.97%	6.76%	9.79%	0.94%
Class A Shares at MOP	-1.55%	2.06%	12.63%	6.13%	9.33%
Class C Shares at NAV	4.19%	7.76%	13.13%	5.98%	8.99%	1.73%
Class C Shares at CDSC	3.19%	6.76%	13.13%	5.98%	8.99%
Class D Shares(1)	4.60%	8.61%	14.15%	6.99%	10.06%	0.79%
Class I Shares	4.65%	8.72%	14.28%	6.94%	10.02%	0.68%
Class N Shares	4.73%	8.74%	14.07%	6.94%	10.02%	0.57%
Class S Shares	4.42%	8.27%	13.79%	6.60%	9.61%	1.12%
Class T Shares	4.56%	8.52%	14.07%	6.94%	10.02%	0.87%
S&P 500 Index	7.82%	11.96%	14.66%	6.95%	9.56%
Morningstar Quartile - Class T Shares	-	1st	2nd	3rd	1st
Morningstar Ranking - based on total returns for Large Growth Funds	-	164/1,497	383/1,371	618/1,170	223/1,024
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

The proprietary mathematical process used by INTECH may not achieve the desired results. Since the Fund’s portfolio is periodically re-balanced, this may result in a higher portfolio turnover rate, higher expenses and potentially higher net taxable gains or losses compared to a “buy and hold” or index fund strategy.

Janus Investment Fund	3

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – February 28, 2003

(1) Closed to certain new investors.

4	DECEMBER 31, 2016

INTECH U.S. Core Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,044.30	$4.48	$1,000.00	$1,020.82	$4.43	0.87%
Class C Shares	$1,000.00	$1,041.90	$7.36	$1,000.00	$1,018.00	$7.27	1.43%
Class D Shares	$1,000.00	$1,046.00	$3.40	$1,000.00	$1,021.88	$3.36	0.66%
Class I Shares	$1,000.00	$1,046.50	$2.79	$1,000.00	$1,022.48	$2.75	0.54%
Class N Shares	$1,000.00	$1,047.30	$2.58	$1,000.00	$1,022.68	$2.55	0.50%
Class S Shares	$1,000.00	$1,044.20	$5.15	$1,000.00	$1,020.16	$5.09	1.00%
Class T Shares	$1,000.00	$1,045.60	$3.82	$1,000.00	$1,021.48	$3.77	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	5

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.6%
Aerospace & Defense – 5.6%
General Dynamics Corp	6,300	$1,087,758
L-3 Communications Holdings Inc	39,400	5,993,134
Lockheed Martin Corp	50,300	12,571,982
Northrop Grumman Corp	19,800	4,605,084
Raytheon Co	49,100	6,972,200
TransDigm Group Inc	9,600	2,390,016
		33,620,174
Air Freight & Logistics – 0.2%
CH Robinson Worldwide Inc	6,400	468,864
Expeditors International of Washington Inc	10,300	545,488
		1,014,352
Banks – 0.1%
Fifth Third Bancorp	31,400	846,858
Beverages – 2.2%
Constellation Brands Inc	72,500	11,114,975
Dr Pepper Snapple Group Inc	24,700	2,239,549
		13,354,524
Building Products – 0%
Johnson Controls International plc	1,099	45,268
Capital Markets – 1.9%
CME Group Inc	30,800	3,552,780
E*TRADE Financial Corp*	21,400	741,510
Intercontinental Exchange Inc	2,500	141,050
Moody's Corp	11,700	1,102,959
Morgan Stanley	26,200	1,106,950
Nasdaq Inc	31,600	2,120,992
S&P Global Inc	22,400	2,408,896
State Street Corp	4,900	380,828
		11,555,965
Chemicals – 1.4%
Albemarle Corp	38,200	3,288,256
FMC Corp	44,200	2,499,952
International Flavors & Fragrances Inc	19,700	2,321,251
		8,109,459
Commercial Services & Supplies – 1.9%
Cintas Corp	24,600	2,842,776
Republic Services Inc	83,300	4,752,265
Waste Management Inc	49,900	3,538,409
		11,133,450
Communications Equipment – 0.8%
Harris Corp	43,800	4,488,186
Construction & Engineering – 0.5%
Jacobs Engineering Group Inc*	45,000	2,565,000
Quanta Services Inc*	12,700	442,595
		3,007,595
Construction Materials – 1.1%
Martin Marietta Materials Inc	21,200	4,696,436
Vulcan Materials Co	17,200	2,152,580
		6,849,016
Containers & Packaging – 1.9%
Avery Dennison Corp	38,600	2,710,492
International Paper Co	76,100	4,037,866
WestRock Co	94,200	4,782,534
		11,530,892
Distributors – 0.3%
Genuine Parts Co	19,200	1,834,368
LKQ Corp*	4,200	128,730
		1,963,098

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

6	DECEMBER 31, 2016

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Diversified Consumer Services – 0.1%
H&R Block Inc#	21,200	$487,388
Diversified Financial Services – 0.2%
Leucadia National Corp	49,600	1,153,200
Electric Utilities – 3.2%
Alliant Energy Corp	19,900	754,011
Edison International	19,300	1,389,407
Entergy Corp	27,500	2,020,425
Exelon Corp	62,500	2,218,125
NextEra Energy Inc	11,900	1,421,574
PG&E Corp	17,000	1,033,090
Pinnacle West Capital Corp	47,300	3,690,819
PPL Corp	65,500	2,230,275
Southern Co	55,900	2,749,721
Xcel Energy Inc	43,700	1,778,590
		19,286,037
Electrical Equipment – 0.4%
Rockwell Automation Inc	16,800	2,257,920
Electronic Equipment, Instruments & Components – 1.5%
Amphenol Corp	83,300	5,597,760
Corning Inc	127,200	3,087,144
		8,684,904
Energy Equipment & Services – 1.0%
FMC Technologies Inc*	10,300	365,959
Halliburton Co	100,500	5,436,045
		5,802,004
Equity Real Estate Investment Trusts (REITs) – 6.0%
American Tower Corp	17,500	1,849,400
Apartment Investment & Management Co	4,000	181,800
Digital Realty Trust Inc#	31,600	3,105,016
Equinix Inc	22,403	8,007,056
Federal Realty Investment Trust	14,800	2,103,228
HCP Inc	28,700	852,964
Iron Mountain Inc	106,400	3,455,872
Kimco Realty Corp	129,300	3,253,188
Prologis Inc	153,300	8,092,707
Realty Income Corp	13,200	758,736
SL Green Realty Corp	6,400	688,320
Ventas Inc	52,500	3,282,300
Vornado Realty Trust	1,200	125,244
		35,755,831
Food & Staples Retailing – 0.4%
Sysco Corp	44,500	2,463,965
Food Products – 2.2%
Archer-Daniels-Midland Co	36,000	1,643,400
Conagra Brands Inc	68,500	2,709,175
Kellogg Co	24,800	1,828,008
Kraft Heinz Co	10,800	943,056
Tyson Foods Inc	99,400	6,130,992
		13,254,631
Health Care Equipment & Supplies – 5.2%
Baxter International Inc	41,900	1,857,846
Becton Dickinson and Co	29,100	4,817,505
Boston Scientific Corp*	71,900	1,555,197
Cooper Cos Inc	20,000	3,498,600
CR Bard Inc	8,000	1,797,280
Edwards Lifesciences Corp*	30,200	2,829,740
Hologic Inc*	48,600	1,949,832
Intuitive Surgical Inc*	4,500	2,853,765
Medtronic PLC	1,300	92,599

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
St Jude Medical Inc	27,500	$2,205,225
Stryker Corp	18,800	2,252,428
Varian Medical Systems Inc*	36,900	3,312,882
Zimmer Biomet Holdings Inc	18,800	1,940,160
		30,963,059
Health Care Providers & Services – 3.5%
Aetna Inc	9,400	1,165,694
Anthem Inc	3,400	488,818
Cardinal Health Inc	7,800	561,366
Centene Corp*	19,500	1,101,945
Henry Schein Inc*	20,300	3,079,713
Laboratory Corp of America Holdings*	10,300	1,322,314
Quest Diagnostics Inc	61,700	5,670,230
UnitedHealth Group Inc	46,300	7,409,852
		20,799,932
Hotels, Restaurants & Leisure – 0.7%
McDonald's Corp	2,400	292,128
Wynn Resorts Ltd#	28,600	2,474,186
Yum! Brands Inc	26,300	1,665,579
		4,431,893
Household Durables – 0.4%
Garmin Ltd	4,800	232,752
Leggett & Platt Inc	29,100	1,422,408
Newell Brands Inc	19,400	866,210
		2,521,370
Household Products – 0.3%
Church & Dwight Co Inc	5,600	247,464
Kimberly-Clark Corp	11,100	1,266,732
		1,514,196
Independent Power and Renewable Electricity Producers – 0.4%
AES Corp/VA	204,900	2,380,938
Industrial Conglomerates – 0.2%
Honeywell International Inc	1,200	139,020
Roper Technologies Inc	6,400	1,171,712
		1,310,732
Information Technology Services – 2.3%
Automatic Data Processing Inc	25,800	2,651,724
Fiserv Inc*	47,300	5,027,044
Mastercard Inc	4,800	495,600
Paychex Inc	77,200	4,699,936
Total System Services Inc	19,100	936,473
		13,810,777
Insurance – 5.0%
Aflac Inc	96,700	6,730,320
Allstate Corp	4,000	296,480
Aon PLC	7,900	881,087
Arthur J Gallagher & Co	68,900	3,580,044
Assurant Inc	14,200	1,318,612
Chubb Ltd	11,500	1,519,380
Cincinnati Financial Corp	72,400	5,484,300
Loews Corp	10,100	472,983
Marsh & McLennan Cos Inc	25,200	1,703,268
Principal Financial Group Inc	37,800	2,187,108
Torchmark Corp	41,400	3,053,664
Travelers Cos Inc	14,600	1,787,332
Unum Group	25,000	1,098,250
		30,112,828
Internet & Direct Marketing Retail – 1.2%
Amazon.com Inc*	3,600	2,699,532

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Expedia Inc	11,200	$1,268,736
Netflix Inc*	6,200	767,560
Priceline Group Inc*	1,500	2,199,090
		6,934,918
Internet Software & Services – 1.7%
Akamai Technologies Inc*	18,000	1,200,240
eBay Inc*	41,300	1,226,197
Facebook Inc	42,100	4,843,605
Yahoo! Inc*	80,000	3,093,600
		10,363,642
Leisure Products – 0.1%
Hasbro Inc	500	38,895
Mattel Inc	16,700	460,085
		498,980
Life Sciences Tools & Services – 2.0%
Agilent Technologies Inc	29,600	1,348,576
Illumina Inc*	29,300	3,751,572
Mettler-Toledo International Inc*	4,500	1,883,520
Thermo Fisher Scientific Inc	20,400	2,878,440
Waters Corp*	13,400	1,800,826
		11,662,934
Machinery – 2.0%
Caterpillar Inc	6,400	593,536
Cummins Inc	8,300	1,134,361
Illinois Tool Works Inc	12,000	1,469,520
Ingersoll-Rand PLC	35,700	2,678,928
Parker-Hannifin Corp	12,600	1,764,000
Stanley Black & Decker Inc	22,300	2,557,587
Xylem Inc/NY	41,100	2,035,272
		12,233,204
Media – 0.9%
CBS Corp	13,500	858,870
Interpublic Group of Cos Inc	168,900	3,953,949
Omnicom Group Inc	3,600	306,396
		5,119,215
Metals & Mining – 1.5%
Newmont Mining Corp	259,100	8,827,537
Multiline Retail – 0.1%
Nordstrom Inc#	11,700	560,781
Multi-Utilities – 3.5%
Ameren Corp	35,400	1,857,084
CenterPoint Energy Inc	143,900	3,545,696
CMS Energy Corp	31,700	1,319,354
Consolidated Edison Inc	43,600	3,212,448
DTE Energy Co	10,900	1,073,759
NiSource Inc	104,700	2,318,058
SCANA Corp	63,800	4,675,264
Sempra Energy	7,100	714,544
WEC Energy Group Inc	37,700	2,211,105
		20,927,312
Oil, Gas & Consumable Fuels – 10.0%
Anadarko Petroleum Corp	24,600	1,715,358
Apache Corp	98,500	6,251,795
Cabot Oil & Gas Corp	116,200	2,714,432
Chesapeake Energy Corp*	254,400	1,785,888
Cimarex Energy Co	20,800	2,826,720
Concho Resources Inc*	21,400	2,837,640
Devon Energy Corp	42,700	1,950,109
EOG Resources Inc	13,100	1,324,410

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
EQT Corp	46,900	$3,067,260
Kinder Morgan Inc/DE	64,800	1,342,008
Newfield Exploration Co*	62,600	2,535,300
ONEOK Inc	71,200	4,087,592
Phillips 66	8,700	751,767
Pioneer Natural Resources Co	18,400	3,313,288
Range Resources Corp	7,700	264,572
Southwestern Energy Co*	158,700	1,717,134
Spectra Energy Corp	262,900	10,802,561
Williams Cos Inc	331,700	10,329,138
		59,616,972
Pharmaceuticals – 0.2%
Zoetis Inc	22,700	1,215,131
Professional Services – 1.5%
Dun & Bradstreet Corp	12,000	1,455,840
Equifax Inc	58,000	6,857,340
Verisk Analytics Inc*	7,500	608,775
		8,921,955
Road & Rail – 0.6%
CSX Corp	42,200	1,516,246
JB Hunt Transport Services Inc	4,500	436,815
Kansas City Southern	17,900	1,518,815
		3,471,876
Semiconductor & Semiconductor Equipment – 12.5%
Applied Materials Inc	293,000	9,455,110
Broadcom Ltd	49,249	8,705,746
Intel Corp	45,100	1,635,777
KLA-Tencor Corp	34,200	2,690,856
Lam Research Corp	60,700	6,417,811
Linear Technology Corp	5,300	330,455
Microchip Technology Inc	78,600	5,042,190
Micron Technology Inc*	413,600	9,066,112
NVIDIA Corp	170,800	18,231,192
Qorvo Inc*	31,600	1,666,268
QUALCOMM Inc	49,400	3,220,880
Skyworks Solutions Inc	18,600	1,388,676
Texas Instruments Inc	46,000	3,356,620
Xilinx Inc	54,100	3,266,017
		74,473,710
Software – 4.2%
Activision Blizzard Inc	97,000	3,502,670
Adobe Systems Inc*	82,200	8,462,490
Autodesk Inc*	23,500	1,739,235
Electronic Arts Inc*	41,400	3,260,664
Intuit Inc	10,400	1,191,944
Symantec Corp	283,000	6,760,870
		24,917,873
Specialty Retail – 2.2%
Best Buy Co Inc	42,000	1,792,140
Gap Inc	24,000	538,560
Home Depot Inc	20,700	2,775,456
Lowe's Cos Inc	29,100	2,069,592
Ross Stores Inc	44,400	2,912,640
Ulta Salon Cosmetics & Fragrance Inc*	10,400	2,651,376
Urban Outfitters Inc*	8,800	250,624
		12,990,388
Technology Hardware, Storage & Peripherals – 2.2%
Hewlett Packard Enterprise Co	134,000	3,100,760
HP Inc	45,100	669,284

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

INTECH U.S. Core Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – (continued)
NetApp Inc	113,000	$3,985,510
Seagate Technology PLC	110,000	4,198,700
Western Digital Corp	21,000	1,426,950
		13,381,204
Textiles, Apparel & Luxury Goods – 0.4%
PVH Corp	23,900	2,156,736
Tobacco – 1.0%
Altria Group Inc	85,600	5,788,272
Reynolds American Inc	956	53,574
		5,841,846
Trading Companies & Distributors – 0.1%
United Rentals Inc*	8,300	876,314
Water Utilities – 0.8%
American Water Works Co Inc	68,700	4,971,132
Total Common Stocks (cost $521,852,062)		594,474,102
Investment Companies – 1.0%
Investments Purchased with Cash Collateral from Securities Lending – 0.8%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	4,969,584	4,969,584
Money Markets – 0.2%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	1,099,000	1,099,000
Total Investment Companies (cost $6,068,584)		6,068,584
Total Investments (total cost $527,920,646) – 100.6%		600,542,686
Liabilities, net of Cash, Receivables and Other Assets – (0.6)%		(3,791,623)
Net Assets – 100%		$596,751,063

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH U.S. Core Fund

Notes to Schedule of Investments and Other Information (unaudited)

S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	13,993,920	94,114,820	(103,139,156)	4,969,584	$—	$57,901(1)	$4,969,584
Janus Cash Liquidity Fund LLC	1,493,883	27,855,845	(28,250,728)	1,099,000	—	3,511	1,099,000

Total					$—	$61,412	$6,068,584
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks	$594,474,102	$-	$-
Investment Companies	-	6,068,584	-
Total Assets	$594,474,102	$6,068,584	$-

12	DECEMBER 31, 2016

INTECH U.S. Core Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$527,920,646
Unaffiliated investments, at value(1)	594,474,102
Affiliated investments, at value	6,068,584
Cash	22,959
Non-interested Trustees' deferred compensation	11,080
Receivables:
Investments sold	1,276,794
Dividends	784,012
Fund shares sold	213,377
Dividends from affiliates	90
Other assets	7,521
Total Assets	602,858,519
Liabilities:
Collateral for securities loaned (Note 2)	4,969,584
Payables:	—
Fund shares repurchased	725,575
Advisory fees	200,819
Transfer agent fees and expenses	92,783
12b-1 Distribution and shareholder servicing fees	26,258
Professional fees	24,212
Non-interested Trustees' deferred compensation fees	11,080
Fund administration fees	5,170
Non-interested Trustees' fees and expenses	4,764
Dividends	1,230
Custodian fees	985
Accrued expenses and other payables	44,996
Total Liabilities	6,107,456
Net Assets	$596,751,063

See Notes to Financial Statements.

Janus Investment Fund	13

INTECH U.S. Core Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$517,496,115
Undistributed net investment income/(loss)	928,579
Undistributed net realized gain/(loss) from investments	5,701,776
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	72,624,593
Total Net Assets	$596,751,063
Net Assets - Class A Shares	$24,117,855
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,320,514
Net Asset Value Per Share(2)	$18.26
Maximum Offering Price Per Share(3)	$19.37
Net Assets - Class C Shares	$14,463,632
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	802,714
Net Asset Value Per Share(2)	$18.02
Net Assets - Class D Shares	$286,965,958
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,693,161
Net Asset Value Per Share	$18.29
Net Assets - Class I Shares	$106,718,248
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,832,253
Net Asset Value Per Share	$18.30
Net Assets - Class N Shares	$16,064,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	879,040
Net Asset Value Per Share	$18.28
Net Assets - Class S Shares	$31,772,091
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,747,159
Net Asset Value Per Share	$18.19
Net Assets - Class T Shares	$116,648,769
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,379,005
Net Asset Value Per Share	$18.29

(1) Includes $4,864,722 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

INTECH U.S. Core Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$6,202,103
Affiliated securities lending income, net	57,901
Dividends from affiliates	3,511
Other income	128
Total Investment Income	6,263,643
Expenses:
Advisory fees	1,347,226
12b-1Distribution and shareholder servicing fees:
Class A Shares	31,231
Class C Shares	70,693
Class S Shares	42,144
Transfer agent administrative fees and expenses:
Class D Shares	175,389
Class S Shares	42,144
Class T Shares	151,193
Transfer agent networking and omnibus fees:
Class A Shares	14,118
Class C Shares	4,237
Class I Shares	20,498
Other transfer agent fees and expenses:
Class A Shares	1,215
Class C Shares	963
Class D Shares	32,141
Class I Shares	2,333
Class N Shares	264
Class S Shares	201
Class T Shares	730
Registration fees	56,226
Shareholder reports expense	52,267
Fund administration fees	29,079
Professional fees	27,308
Non-interested Trustees’ fees and expenses	9,930
Custodian fees	2,697
Other expenses	6,916
Total Expenses	2,121,143
Less: Excess Expense Reimbursement	(4,622)
Net Expenses	2,116,521
Net Investment Income/(Loss)	4,147,122
Net Realized Gain/(Loss) on Investments:
Investments	18,415,686
Total Net Realized Gain/(Loss) on Investments	18,415,686
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	4,154,828
Total Change in Unrealized Net Appreciation/Depreciation	4,154,828
Net Increase/(Decrease) in Net Assets Resulting from Operations	$26,717,636

See Notes to Financial Statements.

Janus Investment Fund	15

INTECH U.S. Core Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$4,147,122	$5,624,981
Net realized gain/(loss) on investments	18,415,686	11,300,146
Change in unrealized net appreciation/depreciation	4,154,828	9,444,816
Net Increase/(Decrease) in Net Assets Resulting from Operations	26,717,636	26,369,943
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(312,490)	(474)
Class C Shares	(84,588)	—
Class D Shares	(4,196,330)	(365,646)
Class I Shares	(1,672,104)	(256,581)
Class N Shares	(260,589)	(134)
Class S Shares	(349,331)	—
Class T Shares	(1,613,326)	(65,149)
Total Dividends from Net Investment Income	(8,488,758)	(687,984)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(531,986)	(3,775,981)
Class C Shares	(333,513)	(2,898,284)
Class D Shares	(6,284,864)	(43,914,844)
Class I Shares	(2,331,095)	(18,496,171)
Class N Shares	(349,170)	(8,118)
Class S Shares	(698,301)	(5,457,787)
Class T Shares	(2,575,716)	(20,516,757)
Total Distributions from Net Realized Gain from Investment Transactions	(13,104,645)	(95,067,942)
Net Decrease from Dividends and Distributions to Shareholders	(21,593,403)	(95,755,926)
Capital Share Transactions:
Class A Shares	(1,270,355)	31,455
Class C Shares	(2,908,414)	60,971
Class D Shares	(2,805,779)	17,395,221
Class I Shares	2,287,354	(37,148,146)
Class N Shares	400,805	15,194,163
Class S Shares	(4,342,443)	(6,178,864)
Class T Shares	(5,808,503)	(18,703,820)
Net Increase/(Decrease) from Capital Share Transactions	(14,447,335)	(29,349,020)
Net Increase/(Decrease) in Net Assets	(9,323,102)	(98,735,003)
Net Assets:
Beginning of period	606,074,165	704,809,168
End of period	$596,751,063	$606,074,165

Undistributed Net Investment Income/(Loss)	$928,579	$5,270,215

See Notes to Financial Statements.

16	DECEMBER 31, 2016

INTECH U.S. Core Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$18.11	$20.47	$21.27		$17.66	$14.72	$14.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.15(1)	0.21(1)		0.14(1)	0.18	0.15
Net realized and unrealized gain/(loss)	0.69	0.61	1.27		4.34	2.96	0.39
Total from Investment Operations	0.80	0.76	1.48		4.48	3.14	0.54
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	—(2)	(0.26)		(0.11)	(0.20)	(0.13)
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)		(0.76)	—	—
Total Dividends and Distributions	(0.65)	(3.12)	(2.28)		(0.87)	(0.20)	(0.13)
Net Asset Value, End of Period	$18.26	$18.11	$20.47		$21.27	$17.66	$14.72
Total Return*	4.43%	4.43%	7.03%		25.84%	21.48%	3.83%
Net Assets, End of Period (in thousands)	$24,118	$25,178	$27,845		$22,550	$16,242	$13,486
Average Net Assets for the Period (in thousands)	$24,517	$24,289	$24,335		$18,644	$13,430	$13,834
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.94%	0.89%		0.97%	0.98%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.94%	0.89%		0.97%	0.98%	0.99%
Ratio of Net Investment Income/(Loss)	1.19%	0.78%	0.97%		0.70%	1.05%	1.03%
Portfolio Turnover Rate	55%	106%	130%		59%	67%	73%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$17.79	$20.29	$21.14	$17.59	$14.68	$14.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.03(1)	0.05(1)	(0.01)(1)	0.04	0.03
Net realized and unrealized gain/(loss)	0.68	0.59	1.26	4.32	2.96	0.39
Total from Investment Operations	0.74	0.62	1.31	4.31	3.00	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	—	(0.14)	—	(0.09)	—
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)	(0.76)	—	—
Total Dividends and Distributions	(0.51)	(3.12)	(2.16)	(0.76)	(0.09)	—
Net Asset Value, End of Period	$18.02	$17.79	$20.29	$21.14	$17.59	$14.68
Total Return*	4.19%	3.72%	6.21%	24.87%	20.51%	2.95%
Net Assets, End of Period (in thousands)	$14,464	$17,156	$19,376	$14,013	$9,154	$6,450
Average Net Assets for the Period (in thousands)	$16,221	$18,086	$17,511	$11,106	$7,536	$6,402
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.43%	1.57%	1.66%	1.75%	1.77%	1.83%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.43%	1.57%	1.66%	1.75%	1.77%	1.83%
Ratio of Net Investment Income/(Loss)	0.63%	0.17%	0.22%	(0.07)%	0.25%	0.20%
Portfolio Turnover Rate	55%	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH U.S. Core Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.14	$20.50	$21.29	$17.67	$14.74	$14.32
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.18(1)	0.24(1)	0.17(1)	0.19	0.17
Net realized and unrealized gain/(loss)	0.71	0.61	1.29	4.35	2.97	0.39
Total from Investment Operations	0.84	0.79	1.53	4.52	3.16	0.56
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.03)	(0.30)	(0.14)	(0.23)	(0.14)
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.69)	(3.15)	(2.32)	(0.90)	(0.23)	(0.14)
Net Asset Value, End of Period	$18.29	$18.14	$20.50	$21.29	$17.67	$14.74
Total Return*	4.60%	4.56%	7.23%	26.02%	21.62%	3.96%
Net Assets, End of Period (in thousands)	$286,966	$287,476	$302,054	$286,019	$220,548	$174,853
Average Net Assets for the Period (in thousands)	$286,788	$286,102	$303,548	$255,973	$192,611	$168,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.79%	0.74%	0.80%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.79%	0.74%	0.80%	0.85%	0.84%
Ratio of Net Investment Income/(Loss)	1.41%	0.96%	1.14%	0.87%	1.17%	1.20%
Portfolio Turnover Rate	55%	106%	130%	59%	67%	73%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.16	$20.52	$21.31	$17.68	$14.75	$14.33
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.19(1)	0.27(1)	0.20(1)	0.19	0.20
Net realized and unrealized gain/(loss)	0.71	0.61	1.28	4.35	2.99	0.37
Total from Investment Operations	0.85	0.80	1.55	4.55	3.18	0.57
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	(0.04)	(0.32)	(0.16)	(0.25)	(0.15)
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.71)	(3.16)	(2.34)	(0.92)	(0.25)	(0.15)
Net Asset Value, End of Period	$18.30	$18.16	$20.52	$21.31	$17.68	$14.75
Total Return*	4.65%	4.65%	7.35%	26.22%	21.75%	4.06%
Net Assets, End of Period (in thousands)	$106,718	$103,603	$153,922	$174,615	$71,592	$50,196
Average Net Assets for the Period (in thousands)	$105,376	$121,119	$178,491	$147,897	$56,472	$52,297
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.54%	0.68%	0.61%	0.68%	0.75%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.68%	0.61%	0.68%	0.75%	0.72%
Ratio of Net Investment Income/(Loss)	1.54%	1.03%	1.26%	1.00%	1.27%	1.31%
Portfolio Turnover Rate	55%	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

INTECH U.S. Core Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$18.14	$20.50	$21.73
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.15	0.24	0.20
Net realized and unrealized gain/(loss)	0.71	0.57	0.93
Total from Investment Operations	0.86	0.81	1.13
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	(0.05)	(0.34)
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)
Total Dividends and Distributions	(0.72)	(3.17)	(2.36)
Net Asset Value, End of Period	$18.28	$18.14	$20.50
Total Return*	4.73%	4.70%	5.26%
Net Assets, End of Period (in thousands)	$16,065	$15,565	$53
Average Net Assets for the Period (in thousands)	$15,976	$3,138	$53
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.50%	0.57%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.57%	0.59%
Ratio of Net Investment Income/(Loss)	1.58%	1.41%	1.45%
Portfolio Turnover Rate	55%	106%	130%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.01	$20.41	$21.23	$17.66	$14.73	$14.29
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(2)	0.11(2)	0.17(2)	0.11(2)	0.16	0.12
Net realized and unrealized gain/(loss)	0.70	0.61	1.28	4.34	2.94	0.40
Total from Investment Operations	0.80	0.72	1.45	4.45	3.10	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—	(0.25)	(0.12)	(0.17)	(0.09)
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	0.01
Total Dividends and Distributions	(0.62)	(3.12)	(2.27)	(0.88)	(0.17)	(0.08)
Net Asset Value, End of Period	$18.19	$18.01	$20.41	$21.23	$17.66	$14.73
Total Return*	4.42%	4.23%	6.86%	25.61%	21.20%	3.75%
Net Assets, End of Period (in thousands)	$31,772	$35,763	$45,678	$30,533	$5,996	$4,645
Average Net Assets for the Period (in thousands)	$33,093	$36,252	$38,156	$24,601	$4,857	$4,525
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	1.12%	1.07%	1.14%	1.17%	1.16%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.12%	1.07%	1.14%	1.17%	1.16%
Ratio of Net Investment Income/(Loss)	1.04%	0.60%	0.81%	0.54%	0.86%	0.88%
Portfolio Turnover Rate	55%	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH U.S. Core Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.13	$20.49	$21.29	$17.67	$14.74	$14.31
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.16(1)	0.22(1)	0.16(1)	0.18	0.15
Net realized and unrealized gain/(loss)	0.71	0.61	1.28	4.34	2.97	0.40
Total from Investment Operations	0.83	0.77	1.50	4.50	3.15	0.55
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.01)	(0.28)	(0.12)	(0.22)	(0.12)
Distributions (from capital gains)	(0.41)	(3.12)	(2.02)	(0.76)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.67)	(3.13)	(2.30)	(0.88)	(0.22)	(0.12)
Net Asset Value, End of Period	$18.29	$18.13	$20.49	$21.29	$17.67	$14.74
Total Return*	4.56%	4.47%	7.10%	25.94%	21.58%	3.93%
Net Assets, End of Period (in thousands)	$116,649	$121,334	$155,881	$147,294	$109,408	$83,640
Average Net Assets for the Period (in thousands)	$118,690	$132,444	$157,958	$129,992	$92,764	$75,220
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.75%	0.87%	0.82%	0.89%	0.92%	0.91%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.86%	0.82%	0.89%	0.92%	0.91%
Ratio of Net Investment Income/(Loss)	1.32%	0.87%	1.05%	0.79%	1.11%	1.14%
Portfolio Turnover Rate	55%	106%	130%	59%	67%	73%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

INTECH U.S. Core Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The fund is closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”)

Janus Investment Fund	21

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

22	DECEMBER 31, 2016

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

Janus Investment Fund	23

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

24	DECEMBER 31, 2016

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$4,864,722	$—	$(4,864,722)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss

Janus Investment Fund	25

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $4,864,722. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $4,969,584, resulting in the net amount due to the counterparty of $104,862.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.50%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the S&P 500® Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.44%.

26	DECEMBER 31, 2016

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment net of any fee waivers and expense reimbursements). The subadvisory fee paid by Janus Capital to INTECH adjusts up or down based on the Fund's performance relative to its benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. The previous expense limit until November 1, 2016 was 0.89%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Investment Fund	27

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus

28	DECEMBER 31, 2016

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $52.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $233.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 527,874,220	$81,180,228	$ (8,511,762)	$ 72,668,466

Janus Investment Fund	29

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	210,008	$ 3,859,017	321,972	$ 5,907,128
Reinvested dividends and distributions	33,943	623,869	214,272	3,711,183
Shares repurchased	(314,068)	(5,753,241)	(505,793)	(9,586,856)
Net Increase/(Decrease)	(70,117)	$(1,270,355)	30,451	$ 31,455
Class C Shares:
Shares sold	16,839	$ 305,020	91,461	$ 1,598,233
Reinvested dividends and distributions	16,409	297,488	115,828	1,978,350
Shares repurchased	(194,972)	(3,510,922)	(197,845)	(3,515,612)
Net Increase/(Decrease)	(161,724)	$(2,908,414)	9,444	$ 60,971
Class D Shares:
Shares sold	401,214	$ 7,435,600	727,871	$ 13,385,018
Reinvested dividends and distributions	562,269	10,351,382	2,521,722	43,726,659
Shares repurchased	(1,119,523)	(20,592,761)	(2,135,254)	(39,716,456)
Net Increase/(Decrease)	(156,040)	$(2,805,779)	1,114,339	$ 17,395,221
Class I Shares:
Shares sold	369,779	$ 6,821,372	615,963	$ 11,464,100
Reinvested dividends and distributions	214,279	3,947,020	1,059,725	18,386,233
Shares repurchased	(457,393)	(8,481,038)	(3,472,759)	(66,998,479)
Net Increase/(Decrease)	126,665	$ 2,287,354	(1,797,071)	$(37,148,146)
Class N Shares:
Shares sold	53,675	$ 998,694	886,360	$ 15,742,108
Reinvested dividends and distributions	33,157	609,759	476	8,252
Shares repurchased	(65,623)	(1,207,648)	(31,603)	(556,197)
Net Increase/(Decrease)	21,209	$ 400,805	855,233	$ 15,194,163
Class S Shares:
Shares sold	180,758	$ 3,313,071	380,143	$ 7,095,538
Reinvested dividends and distributions	57,152	1,046,448	316,231	5,451,819
Shares repurchased	(476,861)	(8,701,962)	(948,287)	(18,726,221)
Net Increase/(Decrease)	(238,951)	$(4,342,443)	(251,913)	$ (6,178,864)
Class T Shares:
Shares sold	273,068	$ 5,033,434	591,339	$ 11,143,304
Reinvested dividends and distributions	219,609	4,042,999	1,146,171	19,874,602
Shares repurchased	(806,129)	(14,884,936)	(2,653,162)	(49,721,726)
Net Increase/(Decrease)	(313,452)	$(5,808,503)	(915,652)	$(18,703,820)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$331,166,496	$ 362,495,562	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

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INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

8. Fund Merger

On December 8, 2016, the Board of Trustees of the Fund approved an Agreement and Plan of Reorganization that provides for the merger of the Fund into INTECH U.S. Managed Volatility Fund (the “Acquiring Fund”), a similarly managed fund (the “Merger”).

The Merger is subject to certain conditions, including approval by shareholders of the Fund.

The Merger is expected to be tax-free for federal income tax purposes; therefore, Fund shareholders should not realize a tax gain or loss when the Merger is implemented. The Merger, however, may accelerate distributions, which are taxable, as the tax year for the Fund will end on the date of the Merger. In connection with the Merger, shareholders of each class of shares of the Fund will receive shares of a corresponding class of the Acquiring Fund approximately equivalent in dollar value to the Fund shares owned immediately prior to the Merger. Investors who are Fund shareholders of record as of December 29, 2016, will receive a proxy statement/prospectus which includes important information regarding the Merger. Only Fund shareholders as of December 29, 2016, are eligible to vote on the Merger. Therefore, if you purchased shares of the Fund after December 29, 2016, and assuming shareholders of the Fund as of that date approve the Merger, any shares of the Fund you hold as of the Merger date will automatically be converted into shares of the Acquiring Fund.

Shareholders of the Fund may redeem their shares or exchange their shares for shares of another Janus fund for which they are eligible to purchase at any time prior to the Merger. Any applicable contingent deferred sales charges (“CDSC”) charged by the Fund will be waived for redemptions or exchanges through the date of the Merger. Exchanges by Class A shareholders of the Fund into Class A Shares of another Janus fund are not subject to any applicable initial sales

Janus Investment Fund	31

INTECH U.S. Core Fund

Notes to Financial Statements (unaudited)

charge. For shareholders holding shares through an intermediary, check with your intermediary regarding other Janus funds and share classes offered through your intermediary.

A full description of the Acquiring Fund and the terms of the Merger will be contained in the proxy statement/prospectus that will be sent to shareholders of the Fund of record as of December 29, 2016. Janus Capital encourages you to read the proxy statement/prospectus when it is available as it contains important information regarding the Merger. A copy of the proxy statement/prospectus, when it is available, will be available at janus.com/fundupdate, or you may request a free copy by calling 1-877-335-2687 (or 1-800-525-3713 if you hold shares directly with Janus Capital).

Shareholders of record of the Fund as of December 29, 2016, are expected to receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2016

INTECH U.S. Core Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	33

INTECH U.S. Core Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

34	DECEMBER 31, 2016

INTECH U.S. Core Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	35

INTECH U.S. Core Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

36	DECEMBER 31, 2016

INTECH U.S. Core Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	37

INTECH U.S. Core Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

38	DECEMBER 31, 2016

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	39

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

40	DECEMBER 31, 2016

INTECH U.S. Core Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7548				125-24-93015 02-17

SEMIANNUAL REPORT December 31, 2016

INTECH U.S. Managed Volatility Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

INTECH U.S. Managed Volatility Fund

INTECH U.S. Managed Volatility Fund (unaudited)

FUND SNAPSHOT INTECH’s active approach focuses on adding value by selecting stocks with unique volatility characteristics and low correlations to one another.	Managed by INTECH Investment Management LLC

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, INTECH U.S. Managed Volatility Fund returned -0.58% for its Class I Shares. This compares to the 8.01% return posted by the Russell 1000 Index, the Fund’s benchmark.

INVESTMENT STRATEGY

INTECH’s mathematical investment process is designed to determine potentially more efficient equity weightings of the securities in the benchmark index, utilizing a specific mathematical optimization and disciplined rebalancing routine. Rather than trying to predict the future direction of stock prices, the process seeks to use the volatility and correlation characteristics of stocks to construct portfolios.

The investment process begins with the stocks in the Russell 1000 Index. INTECH’s investment process aims to capture stocks’ natural volatility through a rebalancing mechanism based on estimates of relative volatility and correlation in order to outperform the benchmark index over the long term. Within specific risk constraints, the investment process will tend to favor stocks with higher relative volatility and lower correlation as they offer more potential to capture volatility through periodic rebalancing. Once the target proportions are determined and the portfolio is constructed, it is then rebalanced to those target proportions and re-optimized on a periodic basis. The INTECH U.S. Managed Volatility Fund focuses on seeking an excess return above the benchmark, while also reducing or managing the Fund’s standard deviation depending on the market conditions, a strategy designed to manage the absolute risk of the portfolio.

PERFORMANCE REVIEW

Led by riskier segments of the market, the U.S. equity market as measured by the Russell 1000 Index posted a strong return of 8.01% for the six-month period ending December 31, 2016. INTECH U.S. Managed Volatility Fund underperformed the Russell 1000 Index over the period and generated a return of -0.58%.

An overall increase in market diversity over the period reflected a change in the distribution of capital, in which smaller cap stocks outperformed larger cap stocks on average within the Russell 1000 Index. While the INTECH U.S. Managed Volatility Fund, which tends to overweight smaller cap stocks as they provide more relative volatility capture potential, was positively impacted by the overall increase in market diversity, the Fund was negatively impacted by its defensive positioning and underperformed during the period.

The Fund’s defensive positioning acted as headwind to relative performance as investors’ risk appetites increased in U.S. markets during the period. On average, the Fund was overweight lower beta stocks, or stocks with lower sensitivity to market movements, which tend to be less volatile. During the period, higher beta stocks strongly outperformed lower beta stocks and the overall market, on average. Consequently, the Fund’s overweight to lower beta stocks and underweight to higher beta stocks detracted from the Fund’s relative return for the period.

The Fund’s overall active sector positioning also detracted from relative performance during the period. Average overweight allocations to the defensive utilities and consumer staples sectors, which were two of the weakest performing sectors during the period, as well as an average overweight allocation to the real estate sector, detracted from the Fund’s relative performance. An average underweight allocation to some strong performing mega cap bank stocks was among the ten largest detractors during the period.

OUTLOOK

Because INTECH does not conduct traditional economic or fundamental analysis, INTECH has no view on individual stocks, sectors, economic, or market conditions.

Janus Investment Fund	1

INTECH U.S. Managed Volatility Fund (unaudited)

Managing downside exposure potentially allows for returns to compound and improve risk-adjusted returns over time. Over the long term, we believe that by reducing risk when market volatility increases and behaving like a core equity fund when market volatility is low, the Fund will achieve its investment objective of producing an excess return over the benchmark with lower absolute risk. Going forward, we will continue building portfolios in a disciplined and deliberate manner, with risk management remaining the hallmark of our investment process. As INTECH’s ongoing research efforts yield modest improvements, we will continue implementing changes that we believe are likely to improve the long-term results for our fund shareholders.

Thank you for your investment in INTECH U.S. Managed Volatility Fund.

2	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
General Mills Inc
Food Products	3.1%
Reynolds American Inc
Tobacco	2.7%
Altria Group Inc
Tobacco	2.5%
Newmont Mining Corp
Metals & Mining	2.1%
American Water Works Co Inc
Water Utilities	1.6%
12.0%

Asset Allocation - (% of Net Assets)
Common Stocks	99.3%
Investment Companies	4.3%
Other	(3.6)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	3

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.77%	7.86%	13.59%	5.60%	6.62%	0.93%
Class A Shares at MOP	-6.46%	1.70%	12.25%	4.97%	6.05%
Class C Shares at NAV	-1.15%	6.97%	12.82%	4.84%	5.85%	1.66%
Class C Shares at CDSC	-2.13%	5.97%	12.82%	4.84%	5.85%
Class D Shares(1)	-0.58%	7.95%	13.76%	5.69%	6.71%	0.83%
Class I Shares	-0.58%	8.08%	13.93%	5.87%	6.90%	0.65%
Class N Shares	-0.53%	8.16%	13.93%	5.87%	6.90%	0.61%
Class S Shares	-0.71%	7.73%	13.57%	5.45%	6.47%	1.13%
Class T Shares	-0.64%	8.00%	13.70%	5.57%	6.57%	0.86%
Russell 1000 Index	8.01%	12.05%	14.69%	7.08%	7.82%
Morningstar Quartile - Class I Shares	-	4th	2nd	3rd	3rd
Morningstar Ranking - based on total returns for Large Blend Funds	-	1,150/1,456	544/1,272	689/1,110	560/1,071

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

INTECH's focus on managed volatility may keep the Fund from achieving excess returns over its index. The strategy may underperform during certain periods of up markets, and may not achieve the desired level of protection in down markets.

A Fund’s performance may be affected by risks that include those associated with non-diversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest.

4	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund (unaudited)

Performance

Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares commenced operations on October 28, 2014. Performance shown for periods prior to October 28, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on December 22, 2014. Performance shown for periods prior to December 22, 2014, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

Tracking Error is a divergence between the price behavior of a position or portfolio and the price behavior of a benchmark. Standard deviation measures historical volatility. Higher standard deviation implies greater volatility.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

The weighting of securities within the Fund's portfolio may differ significantly from the weightings within the index. The index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

INTECH U.S. Managed Volatility Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$992.30	$4.67	$1,000.00	$1,020.52	$4.74	0.93%
Class C Shares	$1,000.00	$988.50	$8.52	$1,000.00	$1,016.64	$8.64	1.70%
Class D Shares	$1,000.00	$994.20	$3.82	$1,000.00	$1,021.37	$3.87	0.76%
Class I Shares	$1,000.00	$994.20	$3.32	$1,000.00	$1,021.88	$3.36	0.66%
Class N Shares	$1,000.00	$994.70	$2.92	$1,000.00	$1,022.28	$2.96	0.58%
Class S Shares	$1,000.00	$992.90	$5.27	$1,000.00	$1,019.91	$5.35	1.05%
Class T Shares	$1,000.00	$993.60	$4.17	$1,000.00	$1,021.02	$4.23	0.83%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – 99.3%
Aerospace & Defense – 3.5%
BWX Technologies Inc	72,200	$2,866,340
General Dynamics Corp	3,500	604,310
HEICO Corp	11,700	794,430
Huntington Ingalls Industries Inc	6,300	1,160,397
L-3 Communications Holdings Inc	10,300	1,566,733
Lockheed Martin Corp	21,100	5,273,734
Northrop Grumman Corp	7,300	1,697,834
Orbital ATK Inc	2,700	236,871
Raytheon Co	17,800	2,527,600
Spirit AeroSystems Holdings Inc	12,000	700,200
TransDigm Group Inc	3,600	896,256
		18,324,705
Air Freight & Logistics – 0.1%
Expeditors International of Washington Inc	2,400	127,104
United Parcel Service Inc	3,200	366,848
		493,952
Airlines – 0.8%
American Airlines Group Inc	4,300	200,767
Copa Holdings SA	27,400	2,488,742
Southwest Airlines Co	9,400	468,496
Spirit Airlines Inc*	5,300	306,658
United Continental Holdings Inc*	6,500	473,720
		3,938,383
Automobiles – 0.2%
Thor Industries Inc	8,400	840,420
Banks – 2.5%
Bank of America Corp	18,000	397,800
Bank of Hawaii Corp	4,400	390,236
BB&T Corp	7,600	357,352
Citizens Financial Group Inc	44,300	1,578,409
Commerce Bancshares Inc/MO	24,066	1,391,256
Fifth Third Bancorp	59,600	1,607,412
First Republic Bank/CA	2,100	193,494
KeyCorp	44,200	807,534
People's United Financial Inc#	23,200	449,152
PNC Financial Services Group Inc	12,700	1,485,392
Popular Inc	78,200	3,426,724
Regions Financial Corp	25,400	364,744
US Bancorp	7,700	395,549
		12,845,054
Beverages – 1.2%
Constellation Brands Inc	28,000	4,292,680
Dr Pepper Snapple Group Inc	18,100	1,641,127
PepsiCo Inc	3,100	324,353
		6,258,160
Biotechnology – 0.7%
Amgen Inc	1,300	190,073
Incyte Corp*	1,500	150,405
Neurocrine Biosciences Inc*	5,000	193,500
Seattle Genetics Inc*,#	56,400	2,976,228
		3,510,206
Building Products – 0.4%
AO Smith Corp	5,200	246,220
Lennox International Inc	10,400	1,592,968
Owens Corning	8,000	412,480
		2,251,668
Capital Markets – 2.8%
CBOE Holdings Inc#	52,300	3,864,447
CME Group Inc	16,800	1,937,880

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Capital Markets – (continued)
Eaton Vance Corp	6,500	$272,220
FactSet Research Systems Inc	2,600	424,918
Goldman Sachs Group Inc	1,400	335,230
Intercontinental Exchange Inc	1,500	84,630
LPL Financial Holdings Inc	39,900	1,404,879
MarketAxess Holdings Inc	9,200	1,351,664
Morgan Stanley	22,700	959,075
MSCI Inc	14,600	1,150,188
Nasdaq Inc	22,700	1,523,624
NorthStar Asset Management Group Inc	20,300	302,876
Raymond James Financial Inc	3,500	242,445
S&P Global Inc	3,600	387,144
State Street Corp	4,400	341,968
TD Ameritrade Holding Corp	3,100	135,160
		14,718,348
Chemicals – 0.4%
Ashland Global Holdings Inc	5,400	590,166
Cabot Corp	2,900	146,566
International Flavors & Fragrances Inc	5,700	671,631
Scotts Miracle-Gro Co	9,200	879,060
		2,287,423
Commercial Services & Supplies – 1.7%
Cintas Corp	3,700	427,572
Copart Inc*	13,700	759,117
Republic Services Inc	96,200	5,488,210
Waste Management Inc	28,900	2,049,299
		8,724,198
Communications Equipment – 0.6%
Arista Networks Inc*	12,600	1,219,302
Harris Corp	11,100	1,137,417
Motorola Solutions Inc	6,300	522,207
Palo Alto Networks Inc*	2,800	350,140
		3,229,066
Construction & Engineering – 0.1%
Quanta Services Inc*	17,200	599,420
Construction Materials – 0%
Martin Marietta Materials Inc	1,000	221,530
Containers & Packaging – 1.2%
Berry Plastics Group Inc*	11,800	575,014
Graphic Packaging Holding Co	10,600	132,288
International Paper Co	14,600	774,676
Packaging Corp of America	50,700	4,300,374
Sonoco Products Co	2,800	147,560
WestRock Co	8,100	411,237
		6,341,149
Distributors – 0%
Pool Corp	1,500	156,510
Diversified Financial Services – 0%
Berkshire Hathaway Inc*	500	81,490
Diversified Telecommunication Services – 1.3%
AT&T Inc	114,976	4,889,929
Zayo Group Holdings Inc*	51,500	1,692,290
		6,582,219
Electric Utilities – 6.3%
Alliant Energy Corp	46,700	1,769,463
American Electric Power Co Inc	11,500	724,040
Duke Energy Corp	13,700	1,063,394
Edison International	40,300	2,901,197
Entergy Corp	37,500	2,755,125

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Electric Utilities – (continued)
Exelon Corp	11,300	$401,037
Hawaiian Electric Industries Inc	18,400	608,488
NextEra Energy Inc	15,500	1,851,630
PG&E Corp	56,300	3,421,351
Pinnacle West Capital Corp	29,700	2,317,491
PPL Corp	14,900	507,345
Southern Co	112,900	5,553,551
Westar Energy Inc	78,400	4,417,840
Xcel Energy Inc	110,600	4,501,420
		32,793,372
Electronic Equipment, Instruments & Components – 0.5%
Amphenol Corp	9,200	618,240
Cognex Corp	9,700	617,114
Corning Inc	38,400	931,968
Dolby Laboratories Inc	13,300	601,027
		2,768,349
Energy Equipment & Services – 0.1%
Baker Hughes Inc	5,600	363,832
Equity Real Estate Investment Trusts (REITs) – 8.4%
Alexandria Real Estate Equities Inc	6,800	755,684
American Campus Communities Inc	33,500	1,667,295
American Homes 4 Rent	86,000	1,804,280
AvalonBay Communities Inc	1,300	230,295
Boston Properties Inc	1,000	125,780
Brixmor Property Group Inc	13,600	332,112
Care Capital Properties Inc	4,400	110,000
Communications Sales & Leasing Inc	72,900	1,852,389
CyrusOne Inc	11,100	496,503
DCT Industrial Trust Inc	12,800	612,864
Digital Realty Trust Inc#	85,100	8,361,926
Douglas Emmett Inc	11,900	435,064
Duke Realty Corp	46,200	1,227,072
Empire State Realty Trust Inc#	50,100	1,011,519
EPR Properties	14,600	1,047,842
Equinix Inc	4,713	1,684,473
Equity LifeStyle Properties Inc	70,800	5,104,680
Federal Realty Investment Trust	1,300	184,743
Gaming and Leisure Properties Inc	12,800	391,936
Healthcare Trust of America Inc	44,100	1,283,751
Hospitality Properties Trust	3,700	117,438
Iron Mountain Inc	9,700	315,056
Liberty Property Trust	31,700	1,252,150
Mid-America Apartment Communities Inc	950	93,024
National Retail Properties Inc	27,000	1,193,400
Piedmont Office Realty Trust Inc	1,700	35,547
Prologis Inc	10,300	543,737
Realty Income Corp	56,600	3,253,368
Senior Housing Properties Trust	172,300	3,261,639
SL Green Realty Corp	1,300	139,815
Spirit Realty Capital Inc	37,500	407,250
STORE Capital Corp	29,500	728,945
Sun Communities Inc	12,700	972,947
Ventas Inc	5,500	343,860
Welltower Inc#	30,400	2,034,672
		43,413,056
Food & Staples Retailing – 0.8%
Casey's General Stores Inc	800	95,104
Costco Wholesale Corp	3,700	592,407

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Sysco Corp	60,200	$3,333,274
		4,020,785
Food Products – 5.5%
Campbell Soup Co	16,500	997,755
Conagra Brands Inc	20,100	794,955
General Mills Inc	264,200	16,319,634
Ingredion Inc	4,900	612,304
JM Smucker Co	7,700	986,062
Kellogg Co	35,300	2,601,963
Kraft Heinz Co	1,300	113,516
Lamb Weston Holdings Inc	3,933	148,864
Pinnacle Foods Inc	43,600	2,330,420
Tyson Foods Inc	55,300	3,410,904
		28,316,377
Gas Utilities – 1.3%
Atmos Energy Corp	54,600	4,048,590
National Fuel Gas Co	10,100	572,064
UGI Corp	40,650	1,873,152
		6,493,806
Health Care Equipment & Supplies – 5.4%
ABIOMED Inc*	31,000	3,493,080
Align Technology Inc*	13,100	1,259,303
Baxter International Inc	26,000	1,152,840
Becton Dickinson and Co	5,300	877,415
Boston Scientific Corp*	22,800	493,164
Cooper Cos Inc	9,400	1,644,342
CR Bard Inc	2,000	449,320
DexCom Inc*	8,900	531,330
Edwards Lifesciences Corp*	43,200	4,047,840
Hill-Rom Holdings Inc	24,300	1,364,202
Hologic Inc*	4,800	192,576
IDEXX Laboratories Inc*	12,900	1,512,783
Intuitive Surgical Inc*	2,500	1,585,425
Medtronic PLC	6,100	434,503
ResMed Inc	10,100	626,705
Stryker Corp	6,100	730,841
Teleflex Inc	21,500	3,464,725
Varian Medical Systems Inc*	17,100	1,535,238
West Pharmaceutical Services Inc	16,600	1,408,178
Zimmer Biomet Holdings Inc	13,700	1,413,840
		28,217,650
Health Care Providers & Services – 1.7%
AmerisourceBergen Corp	22,000	1,720,180
Anthem Inc	5,200	747,604
Centene Corp*	4,100	231,691
Laboratory Corp of America Holdings*	1,000	128,380
Quest Diagnostics Inc	12,400	1,139,560
UnitedHealth Group Inc	16,800	2,688,672
VCA Inc*	5,800	398,170
WellCare Health Plans Inc*	14,400	1,973,952
		9,028,209
Health Care Technology – 0.3%
Veeva Systems Inc*	42,200	1,717,540
Hotels, Restaurants & Leisure – 1.9%
Aramark	14,000	500,080
Domino's Pizza Inc	10,000	1,592,400
Dunkin' Brands Group Inc	39,900	2,092,356
International Game Technology PLC	28,200	719,664
Las Vegas Sands Corp	15,900	849,219

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Hotels, Restaurants & Leisure – (continued)
McDonald's Corp	4,200	$511,224
MGM Resorts International*	8,300	239,289
Panera Bread Co*	5,600	1,148,504
Vail Resorts Inc	6,700	1,080,777
Wendy's Co	63,600	859,872
		9,593,385
Household Durables – 0.3%
NVR Inc*	900	1,502,100
Household Products – 1.5%
Church & Dwight Co Inc	9,900	437,481
Clorox Co	12,900	1,548,258
Energizer Holdings Inc	7,400	330,114
Kimberly-Clark Corp	24,600	2,807,352
Procter & Gamble Co	31,900	2,682,152
Spectrum Brands Holdings Inc	1,100	134,563
		7,939,920
Industrial Conglomerates – 0%
3M Co	1,100	196,427
Information Technology Services – 1.8%
Booz Allen Hamilton Holding Corp	19,400	699,758
Broadridge Financial Solutions Inc	11,200	742,560
Computer Sciences Corp	20,900	1,241,878
CSRA Inc	7,100	226,064
Jack Henry & Associates Inc	27,300	2,423,694
Leidos Holdings Inc	43,700	2,234,818
Mastercard Inc	11,400	1,177,050
Total System Services Inc	5,400	264,762
Visa Inc	3,000	234,060
		9,244,644
Insurance – 6.9%
Aflac Inc	10,900	758,640
Allied World Assurance Co Holdings AG	2,400	128,904
American Financial Group Inc/OH	17,400	1,533,288
Aon PLC	2,700	301,131
Arch Capital Group Ltd*	14,000	1,208,060
Arthur J Gallagher & Co	16,800	872,928
Assurant Inc	26,100	2,423,646
Assured Guaranty Ltd	20,600	778,062
Axis Capital Holdings Ltd	4,900	319,823
Chubb Ltd	2,351	310,614
Cincinnati Financial Corp	38,400	2,908,800
Erie Indemnity Co	9,000	1,012,050
Everest Re Group Ltd	14,400	3,116,160
First American Financial Corp	5,600	205,128
FNF Group	6,400	217,344
Markel Corp*	3,900	3,527,550
Marsh & McLennan Cos Inc	3,600	243,324
MetLife Inc	9,400	506,566
Old Republic International Corp	61,000	1,159,000
Principal Financial Group Inc	28,900	1,672,154
ProAssurance Corp	34,500	1,938,900
Reinsurance Group of America Inc	8,700	1,094,721
RenaissanceRe Holdings Ltd	21,700	2,955,974
Torchmark Corp	2,300	169,648
Validus Holdings Ltd	48,800	2,684,488
White Mountains Insurance Group Ltd	4,200	3,511,410
		35,558,313
Internet & Direct Marketing Retail – 0.4%
Amazon.com Inc*	1,100	824,857

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Internet & Direct Marketing Retail – (continued)
Expedia Inc	3,000	$339,840
Netflix Inc*	5,400	668,520
Priceline Group Inc*	200	293,212
		2,126,429
Internet Software & Services – 2.1%
Akamai Technologies Inc*	19,100	1,273,588
Alphabet Inc - Class A*	200	158,490
Alphabet Inc - Class C*	600	463,092
eBay Inc*	38,000	1,128,220
Facebook Inc	46,800	5,384,340
Pandora Media Inc*,#	112,600	1,468,304
Yelp Inc*	21,500	819,795
Zillow Group Inc*,#	6,100	222,467
		10,918,296
Leisure Products – 0.1%
Mattel Inc	9,700	267,235
Life Sciences Tools & Services – 1.2%
Illumina Inc*	12,900	1,651,716
Mettler-Toledo International Inc*	1,000	418,560
Quintiles IMS Holdings Inc*	33,620	2,556,801
Thermo Fisher Scientific Inc	3,400	479,740
Waters Corp*	7,100	954,169
		6,060,986
Machinery – 1.1%
Cummins Inc	2,800	382,676
Donaldson Co Inc	4,700	197,776
IDEX Corp	2,500	225,150
Illinois Tool Works Inc	3,800	465,348
Oshkosh Corp	7,900	510,419
Toro Co	33,600	1,879,920
Trinity Industries Inc	4,700	130,472
Xylem Inc/NY	43,500	2,154,120
		5,945,881
Media – 1.0%
Cable One Inc	2,100	1,305,633
Charter Communications Inc*	5,643	1,624,733
Cinemark Holdings Inc	45,900	1,760,724
Liberty Broadband Corp*	3,000	222,210
Live Nation Entertainment Inc*	15,100	401,660
		5,314,960
Metals & Mining – 2.4%
Newmont Mining Corp	313,500	10,680,945
Royal Gold Inc	30,800	1,951,180
		12,632,125
Mortgage Real Estate Investment Trusts (REITs) – 1.8%
AGNC Investment Corp	114,800	2,081,324
Annaly Capital Management Inc	397,200	3,960,084
Chimera Investment Corp	83,600	1,422,872
MFA Financial Inc	103,600	790,468
Starwood Property Trust Inc	36,000	790,200
Two Harbors Investment Corp	22,800	198,816
		9,243,764
Multiline Retail – 0.3%
Nordstrom Inc#	29,900	1,433,107
Multi-Utilities – 4.3%
Ameren Corp	48,200	2,528,572
CenterPoint Energy Inc	35,300	869,792
CMS Energy Corp	4,400	183,128
Consolidated Edison Inc	70,500	5,194,440

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Multi-Utilities – (continued)
Dominion Resources Inc/VA	3,700	$283,383
DTE Energy Co	14,000	1,379,140
MDU Resources Group Inc	37,800	1,087,506
NiSource Inc	175,300	3,881,142
SCANA Corp	41,400	3,033,792
Vectren Corp	800	41,720
WEC Energy Group Inc	64,176	3,763,922
		22,246,537
Oil, Gas & Consumable Fuels – 3.9%
Cheniere Energy Inc*	3,000	124,290
Cimarex Energy Co	5,900	801,810
Continental Resources Inc/OK*,#	27,100	1,396,734
Devon Energy Corp	1,300	59,371
Energen Corp*	800	46,136
EOG Resources Inc	2,900	293,190
ONEOK Inc	44,300	2,543,263
Parsley Energy Inc*	67,200	2,368,128
Pioneer Natural Resources Co	3,000	540,210
Range Resources Corp	15,100	518,836
Rice Energy Inc*	96,100	2,051,735
Southwestern Energy Co*	181,300	1,961,666
Spectra Energy Corp	82,600	3,394,034
Valero Energy Corp	8,700	594,384
Williams Cos Inc	37,400	1,164,636
WPX Energy Inc*	148,700	2,166,559
		20,024,982
Personal Products – 0.2%
Nu Skin Enterprises Inc	26,400	1,261,392
Pharmaceuticals – 0.4%
Eli Lilly & Co	8,200	603,110
Johnson & Johnson	4,800	553,008
Merck & Co Inc	2,700	158,949
Pfizer Inc	3,800	123,424
Zoetis Inc	9,800	524,594
		1,963,085
Professional Services – 0.3%
Dun & Bradstreet Corp	7,000	849,240
Equifax Inc	4,100	484,743
		1,333,983
Road & Rail – 0.7%
CSX Corp	13,900	499,427
Landstar System Inc	7,100	605,630
Norfolk Southern Corp	3,100	335,017
Old Dominion Freight Line Inc*	10,600	909,374
Union Pacific Corp	10,500	1,088,640
		3,438,088
Semiconductor & Semiconductor Equipment – 3.9%
Applied Materials Inc	28,100	906,787
Intel Corp	27,900	1,011,933
KLA-Tencor Corp	8,800	692,384
Lam Research Corp	3,100	327,763
Marvell Technology Group Ltd	73,900	1,024,993
Microchip Technology Inc	9,400	603,010
Micron Technology Inc*	186,100	4,079,312
NVIDIA Corp	76,200	8,133,588
QUALCOMM Inc	15,800	1,030,160
Teradyne Inc	42,000	1,066,800
Texas Instruments Inc	7,700	561,869

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Common Stocks – (continued)
Semiconductor & Semiconductor Equipment – (continued)
Xilinx Inc	14,000	$845,180
		20,283,779
Software – 3.1%
Activision Blizzard Inc	26,900	971,359
Cadence Design Systems Inc*	4,600	116,012
Dell Technologies Inc Class V*	51,700	2,841,949
Electronic Arts Inc*	15,300	1,205,028
Microsoft Corp	6,700	416,338
PTC Inc*	32,800	1,517,656
Symantec Corp	146,100	3,490,329
Synopsys Inc*	15,000	882,900
Tyler Technologies Inc*	5,700	813,789
VMware Inc*,#	48,800	3,842,024
		16,097,384
Specialty Retail – 2.7%
Burlington Stores Inc*	21,300	1,805,175
CST Brands Inc	7,200	346,680
Dick's Sporting Goods Inc	38,000	2,017,800
Foot Locker Inc	9,900	701,811
Gap Inc	24,200	543,048
Murphy USA Inc*	15,100	928,197
O'Reilly Automotive Inc*	2,400	668,184
Ross Stores Inc	13,100	859,360
Ulta Salon Cosmetics & Fragrance Inc*	23,700	6,042,078
		13,912,333
Technology Hardware, Storage & Peripherals – 0.8%
Apple Inc	14,200	1,644,644
Hewlett Packard Enterprise Co	11,400	263,796
NetApp Inc	54,600	1,925,742
Western Digital Corp	6,800	462,060
		4,296,242
Tobacco – 5.2%
Altria Group Inc	192,400	13,010,088
Reynolds American Inc	248,612	13,928,229
		26,938,317
Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp	6,700	547,390
Water Utilities – 1.8%
American Water Works Co Inc	117,600	8,509,536
Aqua America Inc	30,000	901,200
		9,410,736
Wireless Telecommunication Services – 1.3%
Sprint Corp*,#	562,400	4,735,408
T-Mobile US Inc*	30,100	1,731,051
		6,466,459
Total Common Stocks (cost $471,256,030)		514,735,156
Investment Companies – 4.3%
Investments Purchased with Cash Collateral from Securities Lending – 3.9%
Janus Cash Collateral Fund LLC, 0.4311%ºº,£	20,288,377	20,288,377
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	1,924,896	1,924,896
Total Investment Companies (cost $22,213,273)		22,213,273
Total Investments (total cost $493,469,303) – 103.6%		536,948,429
Liabilities, net of Cash, Receivables and Other Assets – (3.6)%		(18,523,519)
Net Assets – 100%		$518,424,910

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$536,228,765	99.9%
Italy	719,664	0.1

Total	$536,948,429	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

INTECH U.S. Managed Volatility Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Index	Measures the performance of the large-cap segment of the U.S. equity universe.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

#	Loaned security; a portion of the security is on loan at December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Collateral Fund LLC	17,472,940	106,593,075	(103,777,638)	20,288,377	$—	$45,406(1)	$20,288,377
Janus Cash Liquidity Fund LLC	12,141,471	88,164,425	(98,381,000)	1,924,896	—	15,182	1,924,896

Total					$—	$60,588	$22,213,273
(1)	Net of income paid to the securities lending agent and rebates paid to the borrowing counterparties.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$514,735,156	$-	$-
Investment Companies	-	22,213,273	-
Total Assets	$514,735,156	$22,213,273	$-

16	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$493,469,303
Unaffiliated investments, at value(1)	514,735,156
Affiliated investments, at value	22,213,273
Cash	72,847
Non-interested Trustees' deferred compensation	9,648
Receivables:
Investments sold	2,109,667
Dividends	1,414,969
Fund shares sold	1,411,078
Dividends from affiliates	801
Other assets	6,346
Total Assets	541,973,785
Liabilities:
Collateral for securities loaned (Note 2)	20,288,377
Payables:	—
Fund shares repurchased	2,845,455
Advisory fees	237,045
Transfer agent fees and expenses	70,776
12b-1 Distribution and shareholder servicing fees	31,443
Professional fees	19,643
Non-interested Trustees' deferred compensation fees	9,648
Fund administration fees	4,504
Non-interested Trustees' fees and expenses	3,958
Custodian fees	315
Accrued expenses and other payables	37,711
Total Liabilities	23,548,875
Net Assets	$518,424,910

See Notes to Financial Statements.

Janus Investment Fund	17

INTECH U.S. Managed Volatility Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$534,742,494
Undistributed net investment income/(loss)	1,453,044
Undistributed net realized gain/(loss) from investments	(61,250,244)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	43,479,616
Total Net Assets	$518,424,910
Net Assets - Class A Shares	$39,757,081
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,110,477
Net Asset Value Per Share(2)	$9.67
Maximum Offering Price Per Share(3)	$10.26
Net Assets - Class C Shares	$24,336,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,577,632
Net Asset Value Per Share(2)	$9.44
Net Assets - Class D Shares	$19,710,395
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,062,508
Net Asset Value Per Share	$9.56
Net Assets - Class I Shares	$200,981,408
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	20,796,715
Net Asset Value Per Share	$9.66
Net Assets - Class N Shares	$69,849,856
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,253,395
Net Asset Value Per Share	$9.63
Net Assets - Class S Shares	$3,454,679
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	357,667
Net Asset Value Per Share	$9.66
Net Assets - Class T Shares	$160,335,313
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,779,729
Net Asset Value Per Share	$9.56

(1) Includes $19,842,659 of securities on loan. See Note 2 in Notes to Financial Statements.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$6,497,650
Affiliated securities lending income, net	45,406
Dividends from affiliates	15,182
Other income	142
Foreign tax withheld	(1,842)
Total Investment Income	6,556,538
Expenses:
Advisory fees	1,307,602
12b-1Distribution and shareholder servicing fees:
Class A Shares	46,700
Class C Shares	111,072
Class S Shares	4,437
Transfer agent administrative fees and expenses:
Class D Shares	12,398
Class S Shares	4,437
Class T Shares	209,484
Transfer agent networking and omnibus fees:
Class A Shares	15,531
Class C Shares	12,953
Class I Shares	76,925
Other transfer agent fees and expenses:
Class A Shares	1,856
Class C Shares	1,337
Class D Shares	3,192
Class I Shares	4,418
Class N Shares	1,095
Class S Shares	12
Class T Shares	933
Registration fees	99,596
Fund administration fees	24,844
Professional fees	20,409
Shareholder reports expense	18,227
Non-interested Trustees’ fees and expenses	9,498
Custodian fees	3,083
Other expenses	12,173
Total Expenses	2,002,212
Less: Excess Expense Reimbursement	(1,982)
Net Expenses	2,000,230
Net Investment Income/(Loss)	4,556,308
Net Realized Gain/(Loss) on Investments:
Investments	8,005,158
Total Net Realized Gain/(Loss) on Investments	8,005,158
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(16,381,336)
Total Change in Unrealized Net Appreciation/Depreciation	(16,381,336)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,819,870)

See Notes to Financial Statements.

Janus Investment Fund	19

INTECH U.S. Managed Volatility Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$4,556,308	$4,248,019
Net realized gain/(loss) on investments	8,005,158	(2,263,117)
Change in unrealized net appreciation/depreciation	(16,381,336)	36,113,333
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,819,870)	38,098,235
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(504,735)	(47,144)
Class C Shares	(177,214)	(13,428)
Class D Shares	(271,368)	(19,296)
Class I Shares	(2,968,251)	(312,277)
Class N Shares	(1,064,592)	(327,842)
Class S Shares	(35,815)	(19,003)
Class T Shares	(2,166,066)	(345,943)
Net Decrease from Dividends and Distributions to Shareholders	(7,188,041)	(1,084,933)
Capital Share Transactions:
Class A Shares	9,775,306	19,483,451
Class C Shares	6,641,068	12,536,104
Class D Shares	5,314,730	10,563,795
Class I Shares	33,428,846	55,642,917
Class N Shares	(3,674,073)	(6,239,964)
Class S Shares	28,501	(9,729,745)
Class T Shares	20,915,772	50,147,523
Net Increase/(Decrease) from Capital Share Transactions	72,430,150	132,404,081
Net Increase/(Decrease) in Net Assets	61,422,239	169,417,383
Net Assets:
Beginning of period	457,002,671	287,585,288
End of period	$518,424,910	$457,002,671

Undistributed Net Investment Income/(Loss)	$1,453,044	$4,084,777

See Notes to Financial Statements.

20	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.87	$9.04	$13.16		$12.45	$10.15	$10.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.11(1)	0.12(1)		0.12(1)	0.16	0.15
Net realized and unrealized gain/(loss)	(0.16)	0.75	0.38		2.78	2.33	0.11
Total from Investment Operations	(0.08)	0.86	0.50		2.90	2.49	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.03)	(0.14)		(0.11)	(0.19)	(0.14)
Distributions (from capital gains)	—	—	(4.48)		(2.08)	—	—
Total Dividends and Distributions	(0.12)	(0.03)	(4.62)		(2.19)	(0.19)	(0.14)
Net Asset Value, End of Period	$9.67	$9.87	$9.04		$13.16	$12.45	$10.15
Total Return*	(0.77)%	9.54%	4.04%		24.98%	24.86%	2.71%
Net Assets, End of Period (in thousands)	$39,757	$30,628	$8,845		$1,424	$7,348	$5,494
Average Net Assets for the Period (in thousands)	$36,625	$16,493	$2,962		$8,530	$6,373	$5,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	0.93%	1.03%		1.03%	0.97%	0.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.93%	1.03%		1.01%	0.97%	0.92%
Ratio of Net Investment Income/(Loss)	1.61%	1.22%	1.17%		0.91%	1.37%	1.54%
Portfolio Turnover Rate	47%	72%	107%		150%	100%	100%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.62	$8.85	$13.09	$12.43	$10.14	$9.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.05(1)	0.04(1)	0.04(1)	(0.08)	0.18
Net realized and unrealized gain/(loss)	(0.15)	0.73	0.37	2.77	2.49	0.02
Total from Investment Operations	(0.11)	0.78	0.41	2.81	2.41	0.20
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.01)	(0.17)	(0.07)	(0.12)	—
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—	—
Total Dividends and Distributions	(0.07)	(0.01)	(4.65)	(2.15)	(0.12)	—
Net Asset Value, End of Period	$9.44	$9.62	$8.85	$13.09	$12.43	$10.14
Total Return*	(1.15)%	8.87%	3.26%	24.20%	23.97%	2.01%
Net Assets, End of Period (in thousands)	$24,336	$18,116	$4,330	$861	$380	$147
Average Net Assets for the Period (in thousands)	$22,188	$9,583	$1,567	$643	$206	$164
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.70%	1.61%	1.73%	1.67%	1.69%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.70%	1.61%	1.73%	1.67%	1.69%	1.61%
Ratio of Net Investment Income/(Loss)	0.86%	0.58%	0.41%	0.31%	0.57%	0.81%
Portfolio Turnover Rate	47%	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.75	$8.93	$10.10
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.12	0.03
Net realized and unrealized gain/(loss)	(0.15)	0.73	0.16
Total from Investment Operations	(0.06)	0.85	0.19
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.03)	—
Distributions (from capital gains)	—	—	(1.36)
Total Dividends and Distributions	(0.13)	(0.03)	(1.36)
Net Asset Value, End of Period	$9.56	$9.75	$8.93
Total Return*	(0.58)%	9.55%	1.50%
Net Assets, End of Period (in thousands)	$19,710	$14,953	$3,322
Average Net Assets for the Period (in thousands)	$20,279	$7,109	$2,101
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.83%	1.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.83%	1.11%
Ratio of Net Investment Income/(Loss)	1.78%	1.30%	0.66%
Portfolio Turnover Rate	47%	72%	107%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.86	$9.02	$13.25	$12.51	$10.19	$10.07
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.13(2)	0.16(2)	0.17(2)	0.22	0.17
Net realized and unrealized gain/(loss)	(0.15)	0.75	0.38	2.80	2.32	0.12
Total from Investment Operations	(0.06)	0.88	0.54	2.97	2.54	0.29
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.04)	(0.29)	(0.15)	(0.22)	(0.17)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.14)	(0.04)	(4.77)	(2.23)	(0.22)	(0.17)
Net Asset Value, End of Period	$9.66	$9.86	$9.02	$13.25	$12.51	$10.19
Total Return*	(0.58)%	9.78%	4.35%	25.48%	25.23%	2.96%
Net Assets, End of Period (in thousands)	$200,981	$171,556	$101,060	$104,039	$77,625	$93,800
Average Net Assets for the Period (in thousands)	$194,056	$101,772	$61,707	$86,864	$93,335	$89,976
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.65%	0.71%	0.66%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.66%	0.65%	0.71%	0.66%	0.67%	0.67%
Ratio of Net Investment Income/(Loss)	1.88%	1.42%	1.36%	1.32%	1.71%	1.78%
Portfolio Turnover Rate	47%	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 22, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.83	$8.99	$13.03
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.14	0.11
Net realized and unrealized gain/(loss)	(0.14)	0.74	0.66
Total from Investment Operations	(0.05)	0.88	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.04)	(0.33)
Distributions (from capital gains)	—	—	(4.48)
Total Dividends and Distributions	(0.15)	(0.04)	(4.81)
Net Asset Value, End of Period	$9.63	$9.83	$8.99
Total Return*	(0.53)%	9.85%	6.22%
Net Assets, End of Period (in thousands)	$69,850	$75,067	$74,862
Average Net Assets for the Period (in thousands)	$72,001	$72,242	$53,040
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.58%	0.61%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.58%	0.61%	0.72%
Ratio of Net Investment Income/(Loss)	1.93%	1.49%	1.56%
Portfolio Turnover Rate	47%	72%	107%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.83	$9.01	$13.27	$12.53	$10.15	$10.02
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.08(2)	0.11(2)	0.11(2)	0.90	0.13
Net realized and unrealized gain/(loss)	(0.14)	0.75	0.39	2.82	1.63	0.11
Total from Investment Operations	(0.07)	0.83	0.50	2.93	2.53	0.24
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.01)	(0.28)	(0.11)	(0.15)	(0.11)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—	—
Total Dividends and Distributions	(0.10)	(0.01)	(4.76)	(2.19)	(0.15)	(0.11)
Net Asset Value, End of Period	$9.66	$9.83	$9.01	$13.27	$12.53	$10.15
Total Return*	(0.71)%	9.27%	3.99%	25.01%	25.12%	2.48%
Net Assets, End of Period (in thousands)	$3,455	$3,490	$12,967	$64	$64	$221
Average Net Assets for the Period (in thousands)	$3,482	$8,378	$2,892	$63	$132	$208
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.12%	1.20%	1.23%	1.16%	1.15%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.07%	1.18%	1.08%	0.97%	1.09%
Ratio of Net Investment Income/(Loss)	1.47%	0.88%	1.20%	0.88%	1.41%	1.36%
Portfolio Turnover Rate	47%	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2014 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	23

INTECH U.S. Managed Volatility Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.75	$8.93	$13.19	$12.48	$10.18	$10.05
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.11(1)	0.13(1)	0.14(1)	0.19	0.13
Net realized and unrealized gain/(loss)	(0.14)	0.74	0.38	2.80	2.31	0.13
Total from Investment Operations	(0.06)	0.85	0.51	2.94	2.50	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.03)	(0.29)	(0.15)	(0.20)	(0.13)
Distributions (from capital gains)	—	—	(4.48)	(2.08)	—	—
Total Dividends and Distributions	(0.13)	(0.03)	(4.77)	(2.23)	(0.20)	(0.13)
Net Asset Value, End of Period	$9.56	$9.75	$8.93	$13.19	$12.48	$10.18
Total Return*	(0.64)%	9.55%	4.19%	25.27%	24.84%	2.73%
Net Assets, End of Period (in thousands)	$160,335	$143,193	$82,199	$18,659	$479	$58
Average Net Assets for the Period (in thousands)	$164,456	$102,987	$31,644	$9,758	$205	$36
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.83%	0.86%	0.95%	0.90%	0.91%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.85%	0.95%	0.90%	0.89%	0.89%
Ratio of Net Investment Income/(Loss)	1.71%	1.26%	1.27%	1.09%	1.28%	1.54%
Portfolio Turnover Rate	47%	72%	107%	150%	100%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

INTECH U.S. Managed Volatility Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks long-term growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	25

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

26	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

Janus Investment Fund	27

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

28	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Agency Securities Lending and Repurchase Agreement. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Securities on loan will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Upon receipt of cash collateral, Janus Capital intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Deutsche Bank AG	$19,842,659	$—	$(19,842,659)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

To the extent that real estate-related securities may be included in the Fund’s named benchmark index, INTECH’s mathematical investment process may select equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Securities Lending

Under procedures adopted by the Trustees, the Fund may seek to earn additional income by lending securities to qualified parties. Deutsche Bank AG acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and cash collateral, hold short-term investments, hold collateral, and perform other custodian functions. The Fund may lend portfolio securities in an amount equal to up to 1/3 of its total assets as determined at the time of the loan origination. There is the risk of delay in recovering a loaned security or the risk of loss in collateral rights if the borrower fails financially. In addition, Janus Capital makes efforts to balance the benefits and risks from granting such loans. All loans will be continuously secured by collateral which may consist of cash, U.S. Government securities, domestic and foreign short-term debt instruments, letters of credit, time deposits, repurchase agreements, money market mutual funds or other money market accounts, or such other collateral as permitted by the SEC. If the Fund is unable to recover a security on loan, the Fund may use the collateral to purchase replacement

Janus Investment Fund	29

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

securities in the market. There is a risk that the value of the collateral could decrease below the cost of the replacement security by the time the replacement investment is made, resulting in a loss to the Fund.

Upon receipt of cash collateral, Janus Capital may invest it in affiliated or non-affiliated cash management vehicles, whether registered or unregistered entities, as permitted by the 1940 Act and rules promulgated thereunder. Janus Capital currently intends to invest the cash collateral in a cash management vehicle for which Janus Capital serves as investment adviser, Janus Cash Collateral Fund LLC. An investment in Janus Cash Collateral Fund LLC is generally subject to the same risks that shareholders experience when investing in similarly structured vehicles, such as the potential for significant fluctuations in assets as a result of the purchase and redemption activity of the securities lending program, a decline in the value of the collateral, and possible liquidity issues. Such risks may delay the return of the cash collateral and cause the Fund to violate its agreement to return the cash collateral to a borrower in a timely manner. As adviser to the Fund and Janus Cash Collateral Fund LLC, Janus Capital has an inherent conflict of interest as a result of its fiduciary duties to both the Fund and Janus Cash Collateral Fund LLC. Additionally, Janus Capital receives an investment advisory fee of 0.05% for managing Janus Cash Collateral Fund LLC, but it may not receive a fee for managing certain other affiliated cash management vehicles in which the Fund may invest, and therefore may have an incentive to allocate preferred investment opportunities to investment vehicles for which it is receiving a fee.

The value of the collateral must be at least 102% of the market value of the loaned securities that are denominated in U.S. dollars and 105% of the market value of the loaned securities that are not denominated in U.S. dollars. Loaned securities and related collateral are marked-to-market each business day based upon the market value of the loaned securities at the close of business, employing the most recent available pricing information. Collateral levels are then adjusted based on this mark-to-market evaluation.

The cash collateral invested by Janus Capital is disclosed in the Schedule of Investments (if applicable). Income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the lending agent are included as “Affiliated securities lending income, net” on the Statement of Operations. As of December 31, 2016, securities lending transactions accounted for as secured borrowings with an overnight and continuous contractual maturity are $19,842,659 for equity securities. Gross amounts of recognized liabilities for securities lending (collateral received) as of December 31, 2016 is $20,288,377, resulting in the net amount due to the counterparty of $445,718.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.50% of its average daily net assets.

INTECH Investment Management LLC (“INTECH”) serves as subadviser to the Fund. As subadviser, INTECH provides day-to-day management of the investment operations of the Fund subject to the general oversight of Janus Capital. Janus Capital owns approximately 97% of INTECH.

Janus Capital pays INTECH a subadvisory fee rate equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (net of any fee waivers and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.79% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

30	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the

Janus Investment Fund	31

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $14,159.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $2,947.

32	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-*	-*
Class I Shares	-	-
Class N Shares	93	13
Class S Shares	2	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
	No Expiration
June 30, 2018	Short-Term	Long-Term	Accumulated Capital Losses
$ (65,625,412)	$(3,508,365)	$ -	$ (69,133,777)

Janus Investment Fund	33

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 493,486,658	$52,032,499	$ (8,570,728)	$ 43,461,771

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	2,172,515	$21,022,921	3,018,526	$ 27,622,020
Reinvested dividends and distributions	49,834	483,389	4,109	37,020
Shares repurchased	(1,216,597)	(11,731,004)	(895,968)	(8,175,589)
Net Increase/(Decrease)	1,005,752	$ 9,775,306	2,126,667	$ 19,483,451
Class C Shares:
Shares sold	880,907	$ 8,397,369	1,935,657	$ 17,364,828
Reinvested dividends and distributions	15,895	150,528	1,156	10,194
Shares repurchased	(203,286)	(1,906,829)	(541,892)	(4,838,918)
Net Increase/(Decrease)	693,516	$ 6,641,068	1,394,921	$ 12,536,104
Class D Shares:
Shares sold	1,296,351	$12,621,079	1,460,738	$ 13,288,703
Reinvested dividends and distributions	28,091	269,394	2,165	19,268
Shares repurchased	(795,363)	(7,575,743)	(301,352)	(2,744,176)
Net Increase/(Decrease)	529,079	$ 5,314,730	1,161,551	$ 10,563,795
Class I Shares:
Shares sold	5,993,759	$58,440,352	12,418,318	$112,907,159
Reinvested dividends and distributions	245,589	2,379,762	21,185	190,664
Shares repurchased	(2,836,158)	(27,391,268)	(6,244,669)	(57,454,906)
Net Increase/(Decrease)	3,403,190	$33,428,846	6,194,834	$ 55,642,917
Class N Shares:
Shares sold	113,368	$ 1,096,594	350,259	$ 3,168,445
Reinvested dividends and distributions	110,206	1,064,592	36,589	327,842
Shares repurchased	(606,692)	(5,835,259)	(1,073,955)	(9,736,251)
Net Increase/(Decrease)	(383,118)	$ (3,674,073)	(687,107)	$ (6,239,964)
Class S Shares:
Shares sold	30,832	$ 299,750	77,678	$ 708,075
Reinvested dividends and distributions	3,676	35,623	2,113	18,977
Shares repurchased	(31,699)	(306,872)	(1,164,877)	(10,456,797)
Net Increase/(Decrease)	2,809	$ 28,501	(1,085,086)	$ (9,729,745)
Class T Shares:
Shares sold	6,228,154	$60,358,316	11,014,761	$ 99,380,114
Reinvested dividends and distributions	225,081	2,158,527	38,718	344,588
Shares repurchased	(4,365,116)	(41,601,071)	(5,568,486)	(49,577,179)
Net Increase/(Decrease)	2,088,119	$20,915,772	5,484,993	$ 50,147,523

34	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$310,866,892	$ 237,101,851	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and INTECH in order to permit INTECH to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Janus Investment Fund	35

INTECH U.S. Managed Volatility Fund

Notes to Financial Statements (unaudited)

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

36	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	37

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

38	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	39

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

40	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	41

INTECH U.S. Managed Volatility Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

42	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

44	DECEMBER 31, 2016

INTECH U.S. Managed Volatility Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7549				125-24-93016 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Adaptive Global Allocation Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Adaptive Global Allocation Fund

Janus Adaptive Global Allocation Fund (unaudited)

FUND SNAPSHOT

This global allocation fund seeks to provide investors total return by dynamically allocating its assets across a portfolio of global equity and fixed income investments, which may involve the use of derivatives. The Fund is designed to actively adapt based on forward-looking views on extreme market movements, both positive and negative, with the goal of minimizing the risk of significant loss in a major downturn while participating in the growth potential of capital markets.

Ashwin Alankar co-portfolio manager	Enrique Chang co-portfolio manager

PERFORMANCE OVERVIEW

Janus Adaptive Global Allocation Fund Class I Shares returned 3.81% for the six-month period ended December 31, 2016. This compares with a return of 4.00% for its primary benchmark, the Adaptive Global Allocation 70-30 Index, an internally calculated index comprised of the MSCI All Country World Index (70%) and the Bloomberg Barclays Global Aggregate Bond Index (30%). The Fund’s secondary benchmark, the MSCI All Country World Index, and its tertiary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, returned 6.55% and -1.82%, respectively.

MARKET ENVIRONMENT

Global stocks registered steady gains over the period. Investors quickly regained their composure in July after the UK’s decision to leave the European Union (EU) jolted markets the prior month. Later in the period, the surprise election of Donald Trump to the U.S. presidency pushed U.S. equity benchmarks to record levels. A recovery in crude oil prices after an early-year plunge propelled energy stocks, resulting in the sector being among the period’s best performers. Other cyclical sectors also registered steady gains as investors expected that a Trump administration would champion pro-growth policies. Given the bias toward improving global growth, historically defensive sectors lagged the broader market.

Early year volatility, capped by June’s Brexit vote, bled into the period, pushing yields on the 10-year U.S. Treasury down to 1.36% in early July. They reversed course, however, as Federal Reserve (Fed) officials hinted at their intent to raise interest rates, a step that occurred in December. The sell-off in Treasurys accelerated after November’s U.S. elections, with the yield on the 10-year note finishing the period at 2.44%. The risk-on environment caused spreads to narrow on both investment-grade and high-yield corporate credit.

PERFORMANCE DISCUSSION

For the period, the underperformance against the primary benchmark was driven by our cautious, although steady, stance on equities during the third quarter , supported by our options-based signals which did not indicate increased attractiveness for U.S., European or emerging markets equities, particularly post-Brexit. During the fourth quarter and after the U.S. election, however, our signals changed, thus pointing to increased attractiveness for U.S. equities and some selected emerging markets. As a result, such change was reflected in the portfolio’s composition.

Just as important during the period, our signals indicated higher expected tail losses (ETLs), for global government debt. Clearly, our signals correctly anticipated that investors’ appetite for returns near zero (or even below zero) were rapidly diminishing. Thus, during the period, our fixed income nominal duration was reduced to reflect the limited upside potential for global sovereigns in the period ahead.

DERIVATIVES

During the period, the Fund used a series of derivative instruments including options, futures, swaps and forward exchange contracts. Since many of the derivatives we use, namely futures and certain options, are liquid, the Fund utilizes them as low-cost instruments to dynamically adjust exposures to desired targets. Other derivatives, including swaps and forward contracts, are also used to adjust portfolio exposures as conditions merit and gain access to certain markets in a timely and/or cost-effective manner. This may lead to short positions in futures when exposures need to be adjusted downward. For the period, the Fund’s derivative exposure detracted from performance. Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Janus Investment Fund	1

Janus Adaptive Global Allocation Fund (unaudited)

OUTLOOK

We believe that 2017 will continue to be a year where the “safe has become unsafe” as we return to the “old normal,” with the distortions that have kept inflation and real rates so low dissipating as the Fed tightens faster than most investors anticipate.

Unconventional times define the current investment environment. Rapidly changing circumstances challenge the use of conventional investment practices. The shapes of the distributions of forward returns could change dramatically over time, especially in this environment. Thus, our emphasis and focus on risk management. Since our investment process and technology focuses precisely on garnering forward-looking information on risk from the options market, we remain confident that our adaptive technology will allow us to navigate successfully through 2017, where unprecedented changes in risks could likely surface in greater frequency and with greater intensity.

Thank you for investing in Janus Adaptive Global Allocation Fund.

2	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
iShares Core S&P 500
Exchange-Traded Funds (ETFs)	13.4%
Vanguard FTSE Pacific
Exchange-Traded Funds (ETFs)	3.5%
iShares MSCI Mexico Capped
Exchange-Traded Funds (ETFs)	2.3%
Deutsche X-trackers Harvest CSI 300 China A-Shares
Exchange-Traded Funds (ETFs)	1.3%
Vanguard S&P 500
Exchange-Traded Funds (ETFs)	1.1%
21.6%

Asset Allocation - (% of Net Assets)
Investment Companies	57.1%
Common Stocks	29.1%
Foreign Government Bonds	1.9%
United States Treasury Notes/Bonds	0.6%
OTC Purchased Options – Puts	0.1%
Preferred Stocks	0.0%
Other	11.2%
100.0%

Emerging markets comprised 6.0% of total net assets.

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	3

Janus Adaptive Global Allocation Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016				per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.66%	5.10%	-0.93%	1.65%	1.17%
Class A Shares at MOP	-2.31%	-0.93%	-4.70%
Class C Shares at NAV	3.25%	4.35%	-1.63%	2.40%	1.92%
Class C Shares at CDSC	2.25%	3.35%	-1.63%
Class D Shares(1)	3.73%	5.28%	-0.87%	2.70%	1.19%
Class I Shares	3.81%	5.47%	-0.64%	1.39%	0.92%
Class N Shares	3.81%	5.48%	-0.63%	1.38%	0.92%
Class S Shares	3.66%	5.10%	-1.02%	1.89%	1.42%
Class T Shares	3.67%	5.33%	-0.84%	1.64%	1.17%
Adaptive Global Allocation 70/30 Index (Hedged)(2)	4.00%	6.82%	0.97%
MSCI All Country World Index	6.55%	7.86%	-0.42%
Bloomberg Barclays Global Aggregate Bond Index (Hedged)	-1.82%	3.95%	3.67%
Adaptive Global Allocation 70/30 Index (Unhedged)(3)	2.57%	6.25%	0.33%
Bloomberg Barclays Global Aggregate Bond Index (Unhedged)(3)	-6.31%	2.09%	1.47%
Morningstar Quartile - Class I Shares	-	3rd	2nd
Morningstar Ranking - based on total returns for World Allocation	-	258/496	194/482

4	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund (unaudited)

Performance

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

The expense ratios shown are estimated.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Janus Capital does not have prior experience managing an adaptive global allocation investment strategy. There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and that the proprietary options implied information model used to implement the Fund's investment strategy may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Foreign securities are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets. Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – June 23, 2015

(1) Closed to certain new investors.

See important disclosures on the next page.

Janus Investment Fund	5

Janus Adaptive Global Allocation Fund (unaudited)

Performance

(2) Effective on or about January 1, 2017, the Fund’s investment strategies and benchmark indices changed. These changes are intended to provide the Fund with more flexibility to invest across global equity investments and global fixed-income investments and at times, invest in commodity-linked investments, without having to allocate its investments across these asset classes in any fixed proportion. In addition, these changes limit the Fund’s use of derivatives. The changes to the Fund's benchmark indices are summarized below:

• The Fund’s primary benchmark changed from the Adaptive Global Allocation 70/30 Index to the MSCI All Country World Index.

• The Adaptive Global Allocation 60/40 Index was added as a secondary benchmark for the Fund.

• The Fund will continue to retain the Bloomberg Barclays Global Aggregate Bond Index as an additional secondary benchmark.

(3) The Fund’s primary and secondary benchmarks changed to reflect the hedged, rather than unhedged, version of the Bloomberg Barclays Global Aggregate Bond Index. This change was intended to provide a more appropriate comparison for the Fund.

6	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,036.60	$5.65	$1,000.00	$1,019.66	$5.60	1.10%
Class C Shares	$1,000.00	$1,032.50	$9.53	$1,000.00	$1,015.83	$9.45	1.86%
Class D Shares	$1,000.00	$1,037.30	$5.14	$1,000.00	$1,020.16	$5.09	1.00%
Class I Shares	$1,000.00	$1,038.10	$4.32	$1,000.00	$1,020.97	$4.28	0.84%
Class N Shares	$1,000.00	$1,038.10	$4.32	$1,000.00	$1,020.97	$4.28	0.84%
Class S Shares	$1,000.00	$1,036.60	$6.06	$1,000.00	$1,019.26	$6.01	1.18%
Class T Shares	$1,000.00	$1,036.70	$4.98	$1,000.00	$1,020.32	$4.94	0.97%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts			Value
Foreign Government Bonds – 1.9%
Australia Government Bond, 2.7500%, 4/21/24†	695,000	AUD	$507,238
Canadian Government Bond, 3.5000%, 12/1/45†	196,000	CAD	181,422
Spain Government Bond, 5.9000%, 7/30/26 (144A)†	246,000	EUR	364,504
Total Foreign Government Bonds (cost $1,079,204)			1,053,164
United States Treasury Notes/Bonds – 0.6%
3.1250%, 8/15/44† (cost $301,488)	$303,000		305,990
Common Stocks – 29.1%
Aerospace & Defense – 0.2%
Arconic Inc	1,061		19,671
Boeing Co	15		2,335
CAE Inc	588		8,225
L-3 Communications Holdings Inc†	48		7,301
Lockheed Martin Corp†	21		5,249
Raytheon Co†	70		9,940
Rockwell Collins Inc†	208		19,294
Singapore Technologies Engineering Ltd	2,900		6,439
Textron Inc	123		5,973
Thales SA	101		9,785
TransDigm Group Inc	20		4,979
Zodiac Aerospace	373		8,562
			107,753
Air Freight & Logistics – 0.1%
Bollore SA	655		2,307
CH Robinson Worldwide Inc	186		13,626
Expeditors International of Washington Inc	488		25,844
Royal Mail PLC	713		4,056
			45,833
Airlines – 0.2%
Alaska Air Group Inc	34		3,017
ANA Holdings Inc	7,000		18,831
Cathay Pacific Airways Ltd	27,000		35,494
Delta Air Lines Inc	156		7,674
easyJet PLC	898		11,105
Japan Airlines Co Ltd	1,000		29,185
Singapore Airlines Ltd	1,300		8,661
Southwest Airlines Co	220		10,965
United Continental Holdings Inc*	33		2,405
			127,337
Auto Components – 0.2%
Adient plc*	4		234
Aisin Seiki Co Ltd	300		12,984
Cie Generale des Etablissements Michelin	99		11,010
Continental AG	63		12,262
GKN PLC	13,045		53,132
NHK Spring Co Ltd	200		1,899
Nokian Renkaat OYJ	430		16,026
Sumitomo Rubber Industries Ltd	100		1,582
Valeo SA	33		1,896
Yokohama Rubber Co Ltd	100		1,783
			112,808
Automobiles – 0.4%
Daimler AG	106		7,866
Ford Motor Co†	11,091		134,534
General Motors Co	488		17,002
Isuzu Motors Ltd	1,100		13,888
Mazda Motor Corp	800		12,996
Peugeot SA*	3,078		50,171
			236,457
Banks – 0.9%
ABN AMRO Group NV	31		687

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Banks – (continued)
Aozora Bank Ltd	3,000	$10,613
Bank of America Corp	1,117	24,686
Bank of East Asia Ltd	1,400	5,341
Bank of Queensland Ltd	548	4,682
Barclays PLC	8,909	24,469
BOC Hong Kong Holdings Ltd	4,500	16,112
Chugoku Bank Ltd	300	4,295
Citigroup Inc	60	3,566
Citizens Financial Group Inc†	2,317	82,555
Comerica Inc	48	3,269
DBS Group Holdings Ltd	1,200	14,320
DNB ASA	430	6,399
Erste Group Bank AG*	449	13,144
Fifth Third Bancorp	276	7,444
Hachijuni Bank Ltd	400	2,313
Hang Seng Bank Ltd	1,500	27,802
Hiroshima Bank Ltd	1,000	4,655
HSBC Holdings PLC	591	4,778
Huntington Bancshares Inc/OH	994	13,141
Intesa Sanpaolo SpA	1,780	4,543
Intesa Sanpaolo SpA (RSP)	2,154	5,060
Iyo Bank Ltd	500	3,440
KeyCorp	572	10,450
Kyushu Financial Group Inc	200	1,353
Mebuki Financial Group Inc	1,100	4,065
Mizuho Financial Group Inc	1,100	1,970
Oversea-Chinese Banking Corp Ltd	2,000	12,275
People's United Financial Inc†	3,569	69,096
PNC Financial Services Group Inc	26	3,041
Regions Financial Corp	244	3,504
Resona Holdings Inc	3,900	20,075
Royal Bank of Scotland Group PLC*	3,011	8,315
Seven Bank Ltd	1,600	4,597
Sumitomo Mitsui Trust Holdings Inc	400	14,214
Suruga Bank Ltd	100	2,227
Unione di Banche Italiane SpA	1,621	4,455
United Overseas Bank Ltd	1,000	14,037
US Bancorp	272	13,973
Wells Fargo & Co	276	15,210
Yamaguchi Financial Group Inc	1,000	10,868
		501,039
Beverages – 0.5%
Asahi Group Holdings Ltd	100	3,153
Brown-Forman Corp†	1,911	85,842
Coca-Cola Amatil Ltd	1,971	14,371
Coca-Cola Co†	1,087	45,067
Coca-Cola HBC AG*	92	2,005
Constellation Brands Inc†	197	30,202
Diageo PLC	369	9,545
Dr Pepper Snapple Group Inc†	277	25,116
Heineken NV	113	8,463
Suntory Beverage & Food Ltd	200	8,275
Treasury Wine Estates Ltd	1,895	14,578
		246,617
Biotechnology – 0.3%
Actelion Ltd*	498	107,673
Biogen Inc*	60	17,015
Celgene Corp*	83	9,607
CSL Ltd	74	5,345

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Biotechnology – (continued)
Gilead Sciences Inc†	406	$29,074
Shire PLC	315	17,847
		186,561
Building Products – 0.1%
Allegion PLC	149	9,536
Asahi Glass Co Ltd	2,000	13,590
Fortune Brands Home & Security Inc	168	8,981
Johnson Controls International plc	43	1,771
LIXIL Group Corp	1,100	24,931
Masco Corp	58	1,834
		60,643
Capital Markets – 0.6%
Affiliated Managers Group Inc*	38	5,521
Ameriprise Financial Inc	52	5,769
ASX Ltd	289	10,349
Bank of New York Mellon Corp	172	8,149
BlackRock Inc	16	6,089
CI Financial Corp	1,580	33,977
CME Group Inc	245	28,261
Daiwa Securities Group Inc	2,000	12,288
E*TRADE Financial Corp*	206	7,138
Franklin Resources Inc	332	13,141
Goldman Sachs Group Inc	15	3,592
Hong Kong Exchanges & Clearing Ltd	1,600	37,653
Intercontinental Exchange Inc	130	7,335
Legg Mason Inc	191	5,713
Moody's Corp	71	6,693
Nasdaq Inc	154	10,336
Northern Trust Corp	14	1,247
Partners Group Holding AG	46	21,535
Platinum Asset Management Ltd	2,919	11,138
S&P Global Inc	53	5,700
SBI Holdings Inc/Japan	1,200	15,232
Schroders PLC	676	24,929
Singapore Exchange Ltd	2,800	13,841
Thomson Reuters Corp	457	20,002
		315,628
Chemicals – 1.2%
Agrium Inc	51	5,127
Air Water Inc	200	3,601
Akzo Nobel NV	79	4,933
Albemarle Corp	160	13,773
Arkema SA	194	18,950
Asahi Kasei Corp	1,000	8,707
CF Industries Holdings Inc	384	12,088
Covestro AG	415	28,545
Daicel Corp	100	1,098
Eastman Chemical Co	300	22,563
Ecolab Inc†	42	4,923
EMS-Chemie Holding AG	60	30,495
Evonik Industries AG	1,271	37,838
FMC Corp	413	23,359
Givaudan SA	9	16,493
Hitachi Chemical Co Ltd	100	2,496
Incitec Pivot Ltd	770	1,991
International Flavors & Fragrances Inc†	178	20,974
JSR Corp	200	3,147
K+S AG	1,805	43,141
Kansai Paint Co Ltd	200	3,678

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Chemicals – (continued)
Koninklijke DSM NV	500	$29,929
LANXESS AG	201	13,168
Linde AG	269	44,103
LyondellBasell Industries NV	70	6,005
Mitsubishi Chemical Holdings Corp	1,200	7,734
Mitsubishi Gas Chemical Co Inc	200	3,406
Mitsui Chemicals Inc	1,000	4,481
Monsanto Co†	553	58,181
Mosaic Co†	555	16,278
Orica Ltd	242	3,073
Potash Corp of Saskatchewan Inc	1,154	20,879
PPG Industries Inc†	50	4,738
Praxair Inc†	221	25,899
Sherwin-Williams Co†	6	1,612
Sika AG	7	33,634
Sumitomo Chemical Co Ltd	2,000	9,464
Symrise AG	453	27,549
Taiyo Nippon Sanso Corp	200	2,309
Teijin Ltd	100	2,022
Toray Industries Inc	1,000	8,084
Umicore SA	248	14,114
Yara International ASA	727	28,648
		673,230
Commercial Services & Supplies – 0.2%
Cintas Corp†	45	5,200
Park24 Co Ltd	100	2,710
Pitney Bowes Inc	129	1,960
Republic Services Inc†	1,042	59,446
Societe BIC SA	37	5,029
Stericycle Inc*,†	26	2,003
Toppan Printing Co Ltd	2,000	19,063
		95,411
Communications Equipment – 0.2%
F5 Networks Inc*,†	219	31,694
Juniper Networks Inc†	1,277	36,088
Motorola Solutions Inc†	134	11,107
Nokia OYJ	3,609	17,354
		96,243
Construction & Engineering – 0.3%
Bouygues SA	499	17,857
Fluor Corp	146	7,668
HOCHTIEF AG	5	699
Jacobs Engineering Group Inc*	64	3,648
JGC Corp	1,000	18,110
Kajima Corp	3,000	20,713
Obayashi Corp	3,000	28,593
Quanta Services Inc*	58	2,021
Shimizu Corp	3,000	27,394
SNC-Lavalin Group Inc	101	4,348
Taisei Corp	3,000	20,972
		152,023
Construction Materials – 0.1%
Boral Ltd	1,334	5,189
Imerys SA	226	17,122
James Hardie Industries PLC (CDI)	319	5,050
Martin Marietta Materials Inc	95	21,045
Taiheiyo Cement Corp	1,000	3,156
Vulcan Materials Co†	115	14,392
		65,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Consumer Finance – 0.1%
Acom Co Ltd*	100	$436
American Express Co†	145	10,742
Discover Financial Services	54	3,893
Navient Corp	526	8,642
Synchrony Financial	320	11,606
		35,319
Containers & Packaging – 0.3%
Amcor Ltd/Australia	203	2,186
Avery Dennison Corp†	649	45,573
Ball Corp†	150	11,260
CCL Industries Inc	300	58,950
International Paper Co†	348	18,465
Owens-Illinois Inc*	56	975
Sealed Air Corp	201	9,113
Toyo Seikan Group Holdings Ltd	200	3,725
WestRock Co†	212	10,763
		161,010
Distributors – 0%
Jardine Cycle & Carriage Ltd	100	2,831
Diversified Consumer Services – 0%
Benesse Holdings Inc	100	2,752
H&R Block Inc	886	20,369
		23,121
Diversified Financial Services – 0.2%
AMP Ltd	2,291	8,309
Berkshire Hathaway Inc*,†	17	2,771
Challenger Ltd/Australia	853	6,896
Eurazeo SA	294	17,195
EXOR NV	158	6,813
First Pacific Co Ltd/Hong Kong	10,000	6,985
Industrivarden AB	1,002	18,682
Leucadia National Corp†	1,053	24,482
Mitsubishi UFJ Lease & Finance Co Ltd	300	1,546
Onex Corp	298	20,284
ORIX Corp	600	9,297
		123,260
Diversified Telecommunication Services – 1.0%
AT&T Inc†	845	35,938
BCE Inc	261	11,282
BT Group PLC	5,038	22,810
CenturyLink Inc†	506	12,033
Deutsche Telekom AG	136	2,336
Elisa OYJ	559	18,164
Frontier Communications Corp	2,456	8,301
HKT Trust & HKT Ltd	23,000	28,150
Iliad SA	141	27,080
Koninklijke KPN NV	10,193	30,179
Level 3 Communications Inc*,†	470	26,489
Nippon Telegraph & Telephone Corp	700	29,429
Orange SA	708	10,743
PCCW Ltd	48,000	25,869
Proximus SADP	792	22,801
Singapore Telecommunications Ltd	10,300	25,855
Swisscom AG	66	29,519
Telecom Italia SpA/Milano*	1,759	1,549
Telecom Italia SpA/Milano (RSP)*	2,173	1,570
Telefonica Deutschland Holding AG	10,346	44,206
Telstra Corp Ltd	8,917	32,765
TELUS Corp	766	24,392

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Diversified Telecommunication Services – (continued)
TPG Telecom Ltd	3,367	$16,521
Verizon Communications Inc†	513	27,384
Vocus Communications Ltd	4,535	12,622
		527,987
Electric Utilities – 0.7%
AusNet Services	9,340	10,636
Cheung Kong Infrastructure Holdings Ltd	1,000	7,954
Chubu Electric Power Co Inc	600	8,371
Chugoku Electric Power Co Inc	800	9,372
CLP Holdings Ltd	1,500	13,707
Duke Energy Corp†	202	15,679
Edison International	143	10,295
Enel SpA	6,845	30,118
Eversource Energy	389	21,484
Exelon Corp	429	15,225
FirstEnergy Corp†	1,047	32,426
Fortis Inc/Canada	417	12,878
Fortum OYJ	971	14,860
HK Electric Investments & HK Electric Investments Ltd	11,000	9,070
Hokuriku Electric Power Co	500	5,596
Hydro One Ltd (144A)	2,415	42,418
Kyushu Electric Power Co Inc	800	8,654
NextEra Energy Inc†	72	8,601
PG&E Corp†	482	29,291
Pinnacle West Capital Corp†	253	19,742
Power Assets Holdings Ltd	2,000	17,621
PPL Corp†	308	10,487
Shikoku Electric Power Co Inc	600	6,067
Southern Co†	467	22,972
Tohoku Electric Power Co Inc	800	10,096
		393,620
Electrical Equipment – 0.2%
Acuity Brands Inc	23	5,310
AMETEK Inc†	748	36,353
Legrand SA	88	4,983
Mitsubishi Electric Corp	1,500	20,855
Nidec Corp	200	17,202
OSRAM Licht AG	345	18,110
Rockwell Automation Inc	56	7,526
		110,339
Electronic Equipment, Instruments & Components – 0.5%
Alps Electric Co Ltd	400	9,630
Corning Inc†	3,030	73,538
FLIR Systems Inc†	1,514	54,792
Hamamatsu Photonics KK	300	7,871
Hirose Electric Co Ltd	200	24,735
Hitachi High-Technologies Corp	200	8,051
Murata Manufacturing Co Ltd	100	13,318
Nippon Electric Glass Co Ltd	3,000	16,188
Omron Corp	100	3,828
Shimadzu Corp	1,000	15,896
TE Connectivity Ltd†	542	37,550
Yaskawa Electric Corp	200	3,103
Yokogawa Electric Corp	400	5,776
		274,276
Energy Equipment & Services – 0.4%
Baker Hughes Inc†	861	55,939
FMC Technologies Inc*	660	23,450
Halliburton Co†	366	19,797

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Energy Equipment & Services – (continued)
Helmerich & Payne Inc	303	$23,452
National Oilwell Varco Inc	232	8,686
Schlumberger Ltd†	472	39,624
Technip SA	47	3,335
Tenaris SA	718	12,797
Transocean Ltd*	1,953	28,787
		215,867
Equity Real Estate Investment Trusts (REITs) – 0.5%
American Tower Corp	36	3,804
Apartment Investment & Management Co	52	2,363
Ascendas Real Estate Investment Trust	2,900	4,532
AvalonBay Communities Inc	18	3,189
Boston Properties Inc	18	2,264
CapitaLand Mall Trust	4,300	5,576
Crown Castle International Corp	88	7,636
Daiwa House REIT Investment Corp	6	15,174
Dexus Property Group	886	6,166
Digital Realty Trust Inc	102	10,023
Equinix Inc	7	2,502
Equity Residential	48	3,089
Essex Property Trust Inc	53	12,322
Extra Space Storage Inc	71	5,484
Federal Realty Investment Trust	51	7,248
Fonciere Des Regions	24	2,093
Gecina SA	15	2,073
H&R Real Estate Investment Trust	143	2,383
ICADE	28	1,997
Iron Mountain Inc	399	12,960
Japan Prime Realty Investment Corp	3	11,820
Japan Real Estate Investment Corp	2	10,908
Japan Retail Fund Investment Corp	6	12,154
Klepierre	69	2,710
Link REIT	1,000	6,458
Macerich Co	179	12,680
Nippon Building Fund Inc	2	11,083
Nippon Prologis REIT Inc	2	4,089
Nomura Real Estate Master Fund Inc	8	12,101
Public Storage	18	4,023
Realty Income Corp	109	6,265
RioCan Real Estate Investment Trust	228	4,523
SL Green Realty Corp	79	8,496
Smart Real Estate Investment Trust	106	2,550
Stockland	1,841	6,078
Suntec Real Estate Investment Trust	5,000	5,671
UDR Inc	49	1,788
United Urban Investment Corp	2	3,044
Ventas Inc	125	7,815
Vicinity Centres	2,687	5,811
Westfield Corp	553	3,752
Weyerhaeuser Co	28	843
		257,540
Food & Staples Retailing – 0.7%
Aeon Co Ltd	400	5,661
Alimentation Couche-Tard Inc	174	7,891
Colruyt SA	443	21,911
Costco Wholesale Corp†	201	32,182
FamilyMart UNY Holdings Co Ltd	400	26,578
George Weston Ltd	172	14,553
J Sainsbury PLC	8,475	25,962

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Food & Staples Retailing – (continued)
Kroger Co	66	$2,278
Lawson Inc	300	21,063
Loblaw Cos Ltd	245	12,928
METRO AG	158	5,243
Metro Inc	726	21,718
Sundrug Co Ltd	100	6,911
Tesco PLC*	4,154	10,572
Tsuruha Holdings Inc	100	9,466
Walgreens Boots Alliance Inc†	472	39,063
Wal-Mart Stores Inc†	881	60,895
Whole Foods Market Inc†	487	14,980
Wm Morrison Supermarkets PLC	9,420	26,757
Woolworths Ltd	205	3,556
		370,168
Food Products – 0.9%
Ajinomoto Co Inc	300	6,034
Archer-Daniels-Midland Co†	458	20,908
Aryzta AG*	106	4,669
Associated British Foods PLC	161	5,440
Barry Callebaut AG*	23	28,157
Calbee Inc	200	6,258
Campbell Soup Co†	1,227	74,197
Chocoladefabriken Lindt & Spruengli AG (PC)	3	15,543
Danone SA	67	4,240
General Mills Inc†	177	10,933
Hershey Co†	796	82,330
Hormel Foods Corp	359	12,497
Kellogg Co†	1,217	89,705
Kraft Heinz Co†	30	2,620
McCormick & Co Inc/MD	141	13,160
Mead Johnson Nutrition Co†	461	32,620
MEIJI Holdings Co Ltd	100	7,846
Nisshin Seifun Group Inc	300	4,499
Nissin Foods Holdings Co Ltd	100	5,248
Orkla ASA	1,300	11,770
Saputo Inc	48	1,699
Toyo Suisan Kaisha Ltd	200	7,235
WH Group Ltd (144A)	15,000	12,078
Wilmar International Ltd	5,700	14,067
Yakult Honsha Co Ltd	100	4,630
Yamazaki Baking Co Ltd	300	5,791
		484,174
Gas Utilities – 0.1%
APA Group	1,614	9,970
Hong Kong & China Gas Co Ltd	8,600	15,203
Osaka Gas Co Ltd	3,000	11,525
Toho Gas Co Ltd	1,000	8,123
Tokyo Gas Co Ltd	3,000	13,544
		58,365
Health Care Equipment & Supplies – 0.5%
Abbott Laboratories†	432	16,593
Baxter International Inc†	242	10,730
Boston Scientific Corp*	1,155	24,983
Cochlear Ltd	101	8,914
Cooper Cos Inc	112	19,592
CR Bard Inc†	132	29,655
CYBERDYNE Inc*	200	2,822
Danaher Corp†	61	4,748
Essilor International SA	294	33,210

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Health Care Equipment & Supplies – (continued)
Hologic Inc*	79	$3,169
Hoya Corp	300	12,575
Intuitive Surgical Inc*,†	52	32,977
Olympus Corp	300	10,346
Sonova Holding AG	366	44,296
Terumo Corp	100	3,685
Varian Medical Systems Inc*,†	233	20,919
		279,214
Health Care Providers & Services – 0.4%
Alfresa Holdings Corp	200	3,298
AmerisourceBergen Corp†	106	8,288
Centene Corp*	73	4,125
Cigna Corp†	473	63,093
Fresenius Medical Care AG & Co KGaA	140	11,868
Fresenius SE & Co KGaA	104	8,123
HCA Holdings Inc*,†	88	6,514
Henry Schein Inc*,†	120	18,205
Humana Inc	113	23,055
Laboratory Corp of America Holdings*,†	171	21,953
Medipal Holdings Corp	200	3,140
Miraca Holdings Inc	100	4,479
Patterson Cos Inc†	345	14,155
Quest Diagnostics Inc	161	14,796
Ramsay Health Care Ltd	157	7,738
Sonic Healthcare Ltd	411	6,342
Suzuken Co Ltd/Aichi Japan	100	3,262
Universal Health Services Inc	104	11,064
		233,498
Health Care Technology – 0%
Cerner Corp*	229	10,848
M3 Inc	100	2,517
		13,365
Hotels, Restaurants & Leisure – 0.9%
Accor SA	39	1,454
Aristocrat Leisure Ltd	447	4,986
Carnival Corp	184	9,579
Carnival PLC	75	3,799
Chipotle Mexican Grill Inc*,†	143	53,957
Darden Restaurants Inc†	753	54,758
Domino's Pizza Enterprises Ltd	95	4,424
Galaxy Entertainment Group Ltd	1,000	4,302
InterContinental Hotels Group PLC	900	40,157
Marriott International Inc/MD	278	22,985
McDonald's Holdings Co Japan Ltd	200	5,228
Merlin Entertainments PLC	8,275	45,716
MGM China Holdings Ltd	3,600	7,432
Oriental Land Co Ltd/Japan	300	16,938
Sands China Ltd	2,000	8,602
Shangri-La Asia Ltd	6,000	6,320
SJM Holdings Ltd	4,000	3,126
Sodexo SA	38	4,366
Starbucks Corp†	807	44,805
Tabcorp Holdings Ltd	1,871	6,490
Tatts Group Ltd	2,449	7,906
Whitbread PLC	614	28,537
Wynn Resorts Ltd†	300	25,953
Yum China Holdings Inc*,†	829	21,653
Yum! Brands Inc	829	52,501
		485,974

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Household Durables – 0.3%
Barratt Developments PLC	6,979	$39,697
Casio Computer Co Ltd	700	9,868
PulteGroup Inc	571	10,495
Sekisui Chemical Co Ltd	100	1,592
Sekisui House Ltd	900	14,950
Sony Corp	100	2,779
Techtronic Industries Co Ltd	1,500	5,374
Whirlpool Corp†	319	57,985
		142,740
Household Products – 0.4%
Church & Dwight Co Inc†	1,212	53,558
Clorox Co†	232	27,845
Colgate-Palmolive Co†	324	21,203
Procter & Gamble Co†	656	55,156
Reckitt Benckiser Group PLC	230	19,440
Unicharm Corp	900	19,658
		196,860
Independent Power and Renewable Electricity Producers – 0%
Electric Power Development Co Ltd	300	6,894
Industrial Conglomerates – 0.1%
CK Hutchison Holdings Ltd	3,500	39,514
Jardine Matheson Holdings Ltd	100	5,525
Keppel Corp Ltd	1,000	3,975
NWS Holdings Ltd	2,000	3,252
		52,266
Information Technology Services – 0.7%
Alliance Data Systems Corp†	161	36,788
Atos SE	313	33,014
Capgemini SA	86	7,252
CGI Group Inc*	805	38,640
Computershare Ltd	959	8,619
Fiserv Inc*,†	479	50,908
Fujitsu Ltd	3,000	16,620
Global Payments Inc†	417	28,944
Nomura Research Institute Ltd	880	26,754
Obic Co Ltd	200	8,725
Otsuka Corp	200	9,324
PayPal Holdings Inc*	214	8,447
Teradata Corp*	847	23,013
Total System Services Inc†	658	32,262
Western Union Co	1,064	23,110
Xerox Corp	2,930	25,579
		377,999
Insurance – 1.2%
Aflac Inc	116	8,074
Ageas	238	9,417
AIA Group Ltd	2,400	13,432
Allstate Corp	27	2,001
American International Group Inc	71	4,637
Aon PLC	73	8,142
Assurant Inc	94	8,729
Baloise Holding AG	241	30,314
CNP Assurances	230	4,259
Dai-ichi Life Holdings Inc	500	8,285
Direct Line Insurance Group PLC	8,494	38,516
Gjensidige Forsikring ASA	989	15,703
Great-West Lifeco Inc	886	23,211
Hartford Financial Services Group Inc	263	12,532
Insurance Australia Group Ltd	2,945	12,689

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Insurance – (continued)
Intact Financial Corp	355	$25,412
Legal & General Group PLC	5,962	18,156
Loews Corp†	1,563	73,195
Marsh & McLennan Cos Inc	247	16,695
Medibank Pvt Ltd	4,141	8,418
MetLife Inc	197	10,616
MS&AD Insurance Group Holdings Inc	300	9,270
NN Group NV	292	9,886
Old Mutual PLC	20,902	53,016
Poste Italiane SpA (144A)	796	5,280
Power Corp of Canada	51	1,142
Power Financial Corp	618	15,449
Principal Financial Group Inc	147	8,505
Progressive Corp†	648	23,004
Sampo Oyj	413	18,466
SCOR SE	622	21,485
Sompo Holdings Inc	400	13,509
Standard Life PLC	4,825	21,995
Swiss Life Holding AG*	59	16,698
T&D Holdings Inc	400	5,268
Torchmark Corp	396	29,209
UnipolSai SpA	4,098	8,748
Unum Group	23	1,010
Willis Towers Watson PLC	63	7,704
XL Group Ltd	81	3,018
Zurich Insurance Group AG*	6	1,648
		626,743
Internet & Direct Marketing Retail – 0.3%
Amazon.com Inc*,†	75	56,240
Netflix Inc*,†	428	52,986
Priceline Group Inc*,†	33	48,380
Rakuten Inc	100	979
Start Today Co Ltd	100	1,716
TripAdvisor Inc*	393	18,223
		178,524
Internet Software & Services – 0.4%
Akamai Technologies Inc*	298	19,871
Alphabet Inc - Class A*,†	53	42,000
Alphabet Inc - Class C*,†	58	44,766
eBay Inc*	805	23,900
Facebook Inc	242	27,842
Kakaku.com Inc	600	9,921
Mixi Inc	200	7,286
United Internet AG	739	28,760
VeriSign Inc*,†	185	14,073
Yahoo Japan Corp	4,800	18,423
Yahoo! Inc*	132	5,104
		241,946
Leisure Products – 0%
Bandai Namco Holdings Inc	100	2,753
Hasbro Inc	126	9,802
Sankyo Co Ltd	100	3,222
Sega Sammy Holdings Inc	200	2,970
Yamaha Corp	100	3,048
		21,795
Life Sciences Tools & Services – 0.3%
Agilent Technologies Inc†	117	5,331
Illumina Inc*	143	18,310
Lonza Group AG*	286	49,459

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Life Sciences Tools & Services – (continued)
Mettler-Toledo International Inc*	61	$25,532
QIAGEN NV*	1,338	37,533
Waters Corp*	129	17,336
		153,501
Machinery – 0.5%
Alstom SA*	317	8,721
ANDRITZ AG	323	16,211
Caterpillar Inc	141	13,076
Cummins Inc	13	1,777
Deere & Co†	145	14,941
Flowserve Corp	152	7,304
GEA Group AG	287	11,502
Hitachi Construction Machinery Co Ltd	800	17,274
IHI Corp*	2,000	5,186
Kawasaki Heavy Industries Ltd	2,000	6,244
Kone OYJ	150	6,719
Kubota Corp	1,000	14,238
MAN SE	325	32,277
Metso OYJ	233	6,631
Minebea Co Ltd	200	1,868
Mitsubishi Heavy Industries Ltd	3,000	13,630
NSK Ltd	800	9,228
Parker-Hannifin Corp	60	8,400
Pentair PLC	45	2,523
Sembcorp Marine Ltd	1,000	951
SMC Corp/Japan	100	23,800
Snap-on Inc	76	13,017
Sumitomo Heavy Industries Ltd	2,000	12,846
Xylem Inc/NY†	135	6,685
		255,049
Media – 1.1%
Axel Springer SE	403	19,538
Charter Communications Inc*	21	6,046
Dentsu Inc	300	14,133
Discovery Communications Inc - Class A*,†	1,963	53,806
Discovery Communications Inc - Class C*,†	1,855	49,677
Eutelsat Communications SA	1,092	21,136
Hakuhodo DY Holdings Inc	100	1,229
ITV PLC	10,741	27,222
Lagardere SCA	674	18,720
Omnicom Group Inc†	420	35,746
REA Group Ltd	179	7,109
RTL Group SA	1,394	102,160
Scripps Networks Interactive Inc†	990	70,656
Shaw Communications Inc	1,228	24,642
Singapore Press Holdings Ltd	2,800	6,811
Telenet Group Holding NV*	466	25,852
Time Warner Inc†	622	60,042
Toho Co Ltd/Tokyo	100	2,826
Twenty-First Century Fox Inc	34	953
Viacom Inc	43	1,509
Walt Disney Co†	376	39,187
WPP PLC	167	3,733
		592,733
Metals & Mining – 0.4%
Agnico Eagle Mines Ltd	225	9,461
Alcoa Corp	353	9,912
ArcelorMittal*	1,014	7,475
Barrick Gold Corp	651	10,421

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Metals & Mining – (continued)
BHP Billiton PLC	620	$9,801
Eldorado Gold Corp*	2,802	9,016
Franco-Nevada Corp	398	23,800
Freeport-McMoRan Inc*	375	4,946
Glencore PLC*	5,687	19,111
Goldcorp Inc	1,284	17,483
Hitachi Metals Ltd	100	1,351
Kinross Gold Corp*	1,347	4,204
Kobe Steel Ltd*	500	4,747
Maruichi Steel Tube Ltd	200	6,495
Mitsubishi Materials Corp	300	9,159
Newcrest Mining Ltd	349	4,920
Newmont Mining Corp	643	21,907
Norsk Hydro ASA	1,263	6,033
Nucor Corp†	362	21,546
Rio Tinto Ltd	20	860
Rio Tinto PLC	33	1,256
Silver Wheaton Corp	708	13,680
South32 Ltd	1,934	3,816
Teck Resources Ltd	92	1,841
voestalpine AG	276	10,834
Yamana Gold Inc	3,218	9,037
		243,112
Multiline Retail – 0.3%
Canadian Tire Corp Ltd	55	5,706
Dollar General Corp†	787	58,293
Dollar Tree Inc*,†	232	17,906
Dollarama Inc	231	16,928
Kohl's Corp	59	2,913
Marks & Spencer Group PLC	4,716	20,302
Marui Group Co Ltd	800	11,656
Next PLC	170	10,403
Target Corp	307	22,175
		166,282
Multi-Utilities – 0.7%
AGL Energy Ltd	578	9,194
Atco Ltd/Canada	502	16,700
Canadian Utilities Ltd	862	23,237
CenterPoint Energy Inc†	1,467	36,147
Centrica PLC	12,914	37,200
CMS Energy Corp†	1,200	49,944
Consolidated Edison Inc†	176	12,968
Dominion Resources Inc/VA†	465	35,614
DTE Energy Co†	60	5,911
E.ON SE	459	3,201
National Grid PLC	1,136	13,284
NiSource Inc	481	10,649
Public Service Enterprise Group Inc†	679	29,795
RWE AG*	114	1,418
SCANA Corp†	319	23,376
Sempra Energy†	180	18,115
Suez	1,271	18,743
Veolia Environnement SA	224	3,807
WEC Energy Group Inc†	44	2,581
		351,884
Oil, Gas & Consumable Fuels – 2.2%
AltaGas Ltd	573	14,469
Anadarko Petroleum Corp†	489	34,098
Apache Corp†	661	41,954

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Oil, Gas & Consumable Fuels – (continued)
ARC Resources Ltd	400	$6,886
BP PLC	2,277	14,146
Cabot Oil & Gas Corp†	1,411	32,961
Caltex Australia Ltd	453	9,943
Cameco Corp	2,431	25,424
Chevron Corp†	14	1,648
Cimarex Energy Co†	198	26,908
Concho Resources Inc*	131	17,371
ConocoPhillips†	881	44,173
Devon Energy Corp†	55	2,512
Enbridge Inc	262	11,026
Eni SpA	661	10,715
EOG Resources Inc†	521	52,673
EQT Corp†	755	49,377
Exxon Mobil Corp†	302	27,259
Hess Corp†	1,179	73,440
Husky Energy Inc*	368	4,465
Idemitsu Kosan Co Ltd	300	7,953
Imperial Oil Ltd	68	2,366
Inpex Corp	1,100	10,983
Italgas SpA*	794	3,124
JX Holdings Inc	3,800	16,026
Keyera Corp	82	2,471
Kinder Morgan Inc/DE†	4,033	83,523
Koninklijke Vopak NV	247	11,650
Marathon Oil Corp†	92	1,593
Marathon Petroleum Corp†	750	37,762
Neste Oyj	465	17,848
Newfield Exploration Co*	550	22,275
Noble Energy Inc†	145	5,519
Occidental Petroleum Corp†	542	38,607
Oil Search Ltd	626	3,231
OMV AG	621	21,873
ONEOK Inc	434	24,916
Origin Energy Ltd	948	4,495
Pembina Pipeline Corp	607	18,972
Peyto Exploration & Development Corp	786	19,444
Phillips 66†	665	57,463
Pioneer Natural Resources Co†	188	33,853
PrairieSky Royalty Ltd	936	22,269
Range Resources Corp	756	25,976
Santos Ltd	1,387	4,006
Showa Shell Sekiyu KK	900	8,362
Snam SpA	3,970	16,328
Southwestern Energy Co*,†	1,481	16,024
Statoil ASA	342	6,236
Suncor Energy Inc	223	7,292
Tesoro Corp†	978	85,526
TonenGeneral Sekiyu KK	2,000	21,050
TOTAL SA	37	1,889
TransCanada Corp	50	2,255
Valero Energy Corp†	517	35,321
Woodside Petroleum Ltd	221	4,959
		1,204,888
Paper & Forest Products – 0.1%
Oji Holdings Corp	2,000	8,131
Stora Enso OYJ	1,532	16,409
UPM-Kymmene OYJ	1,264	30,972

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	21

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Paper & Forest Products – (continued)
West Fraser Timber Co Ltd	68	$2,432
		57,944
Personal Products – 0.1%
Beiersdorf AG	129	10,945
Coty Inc	390	7,141
Pola Orbis Holdings Inc	100	8,247
Shiseido Co Ltd	300	7,580
Unilever PLC	163	6,592
		40,505
Pharmaceuticals – 0.9%
Allergan plc	6	1,260
AstraZeneca PLC	1,056	57,261
Bayer AG	412	42,976
Bristol-Myers Squibb Co†	568	33,194
Chugai Pharmaceutical Co Ltd	300	8,593
Eisai Co Ltd	200	11,435
Eli Lilly & Co†	216	15,887
Galenica AG	15	16,894
GlaxoSmithKline PLC	2,804	53,540
Hisamitsu Pharmaceutical Co Inc	100	4,989
Johnson & Johnson†	193	22,236
Kyowa Hakko Kirin Co Ltd	200	2,751
Merck & Co Inc	73	4,298
Merck KGaA	284	29,634
Mitsubishi Tanabe Pharma Corp	400	7,836
Novartis AG	312	22,701
Ono Pharmaceutical Co Ltd	100	2,181
Otsuka Holdings Co Ltd	100	4,351
Perrigo Co PLC	170	14,149
Pfizer Inc†	530	17,214
Roche Holding AG	237	54,017
Sanofi	116	9,380
Santen Pharmaceutical Co Ltd	300	3,664
Shionogi & Co Ltd	100	4,772
Sumitomo Dainippon Pharma Co Ltd	300	5,152
Taisho Pharmaceutical Holdings Co Ltd	100	8,284
UCB SA	73	4,672
Zoetis Inc†	315	16,862
		480,183
Professional Services – 0.2%
Bureau Veritas SA	689	13,348
Dun & Bradstreet Corp	19	2,305
Intertek Group PLC	144	6,143
Nielsen Holdings PLC†	812	34,063
Randstad Holding NV	54	2,924
Recruit Holdings Co Ltd	100	4,005
RELX NV	252	4,235
Robert Half International Inc	100	4,878
Verisk Analytics Inc*	170	13,799
		85,700
Real Estate Management & Development – 0.2%
Aeon Mall Co Ltd	100	1,404
CapitaLand Ltd	2,200	4,571
CBRE Group Inc*	436	13,730
Cheung Kong Property Holdings Ltd	2,000	12,129
City Developments Ltd	700	3,988
Deutsche Wohnen AG	63	1,975
First Capital Realty Inc	250	3,849
Global Logistic Properties Ltd	3,800	5,758

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Real Estate Management & Development – (continued)
Hang Lung Properties Ltd	2,000	$4,188
Henderson Land Development Co Ltd	2,000	10,558
Hongkong Land Holdings Ltd	600	3,798
Hysan Development Co Ltd	1,000	4,123
Kerry Properties Ltd	1,500	4,042
NTT Urban Development Corp	200	1,755
Sino Land Co Ltd	2,000	2,961
Swire Pacific Ltd	1,500	14,319
Swire Properties Ltd	1,800	4,933
Swiss Prime Site AG*	55	4,502
UOL Group Ltd	1,400	5,768
Vonovia SE	113	3,680
Wharf Holdings Ltd	2,000	13,144
		125,175
Road & Rail – 0.4%
Central Japan Railway Co	100	16,427
ComfortDelGro Corp Ltd	4,000	6,796
JB Hunt Transport Services Inc	292	28,344
Kansas City Southern	98	8,315
MTR Corp Ltd	8,500	41,091
Nagoya Railroad Co Ltd	1,000	4,831
Nippon Express Co Ltd	4,000	21,488
Ryder System Inc	98	7,295
Tokyu Corp	4,000	29,350
West Japan Railway Co	500	30,644
		194,581
Semiconductor & Semiconductor Equipment – 1.3%
Applied Materials Inc†	1,467	47,340
ASM Pacific Technology Ltd	1,500	15,880
ASML Holding NV	185	20,725
First Solar Inc*	531	17,040
Infineon Technologies AG	2,024	35,075
Intel Corp	117	4,244
KLA-Tencor Corp†	411	32,337
Lam Research Corp	106	11,207
Linear Technology Corp†	4,239	264,302
Microchip Technology Inc†	25	1,604
Micron Technology Inc*	1,410	30,907
NVIDIA Corp†	372	39,707
Qorvo Inc*	187	9,861
QUALCOMM Inc†	118	7,694
Rohm Co Ltd	300	17,219
Skyworks Solutions Inc	115	8,586
Xilinx Inc†	1,854	111,926
		675,654
Software – 0.7%
Activision Blizzard Inc	500	18,055
Adobe Systems Inc*,†	105	10,810
Autodesk Inc*,†	490	36,265
Dassault Systemes SE	434	33,058
Electronic Arts Inc*	297	23,392
Gemalto NV	382	22,052
Intuit Inc	39	4,470
Konami Holdings Corp	700	28,208
Nexon Co Ltd	200	2,891
Open Text Corp	644	39,777
Oracle Corp Japan	500	25,164
Red Hat Inc*	143	9,967
salesforce.com Inc*	324	22,181

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	23

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Software – (continued)
SAP SE	186	$16,253
Symantec Corp†	2,064	49,309
Trend Micro Inc/Japan	600	21,281
		363,133
Specialty Retail – 1.0%
ABC-Mart Inc	100	5,658
AutoZone Inc*,†	49	38,700
Bed Bath & Beyond Inc†	2,185	88,798
Best Buy Co Inc	501	21,378
Dixons Carphone PLC	9,837	42,878
Foot Locker Inc	113	8,011
Gap Inc	343	7,697
Kingfisher PLC	9,251	39,832
Staples Inc†	6,946	62,861
Tiffany & Co	384	29,733
Tractor Supply Co†	2,249	170,497
Ulta Salon Cosmetics & Fragrance Inc*	94	23,964
Urban Outfitters Inc*	104	2,962
USS Co Ltd	100	1,590
Yamada Denki Co Ltd	2,900	15,600
		560,159
Technology Hardware, Storage & Peripherals – 0.6%
Apple Inc†	928	107,481
BlackBerry Ltd*	3,663	25,211
Brother Industries Ltd	200	3,597
Hewlett Packard Enterprise Co	322	7,451
HP Inc†	2,179	32,336
Konica Minolta Inc	2,700	26,750
NEC Corp	6,000	15,853
NetApp Inc†	977	34,459
Seiko Epson Corp	100	2,113
Western Digital Corp†	628	42,673
		297,924
Textiles, Apparel & Luxury Goods – 0.6%
Christian Dior SE	81	16,968
Cie Financiere Richemont SA	297	19,671
Coach Inc	27	946
Gildan Activewear Inc	471	11,960
Hanesbrands Inc	919	19,823
Li & Fung Ltd	16,000	6,996
Luxottica Group SpA	218	11,740
LVMH Moet Hennessy Louis Vuitton SE	42	8,007
Michael Kors Holdings Ltd*	255	10,960
NIKE Inc	406	20,637
Ralph Lauren Corp†	306	27,638
Swatch Group AG	60	18,661
Swatch Group AG (REG)	317	19,380
Under Armour Inc - Class A†	1,590	46,189
Under Armour Inc - Class C†	2,175	54,745
Yue Yuen Industrial Holdings Ltd	1,500	5,430
		299,751
Tobacco – 0.1%
Altria Group Inc†	305	20,624
British American Tobacco PLC	61	3,463
Imperial Brands PLC	667	29,011
Japan Tobacco Inc	100	3,286
Philip Morris International Inc†	150	13,723
		70,107

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

24	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Common Stocks – (continued)
Trading Companies & Distributors – 0.2%
Brenntag AG	137	$7,591
Bunzl PLC	786	20,336
Fastenal Co†	141	6,624
ITOCHU Corp	2,000	26,513
Marubeni Corp	4,100	23,199
Rexel SA	435	7,145
United Rentals Inc*	40	4,223
Wolseley PLC	156	9,529
WW Grainger Inc	28	6,503
		111,663
Transportation Infrastructure – 0.4%
Aena SA	212	28,919
Aeroports de Paris	50	5,356
Atlantia SpA	114	2,667
Fraport AG Frankfurt Airport Services Worldwide	192	11,339
Groupe Eurotunnel SE	68	645
Mitsubishi Logistics Corp	2,000	28,230
Sydney Airport	6,227	26,816
Transurban Group	11,631	86,601
		190,573
Water Utilities – 0.2%
American Water Works Co Inc†	530	38,351
Severn Trent PLC	732	20,024
United Utilities Group PLC	2,214	24,527
		82,902
Wireless Telecommunication Services – 0.3%
KDDI Corp	500	12,626
Millicom International Cellular SA (SDR)	230	9,828
NTT DOCOMO Inc	800	18,195
Rogers Communications Inc	1,036	39,966
SoftBank Group Corp	200	13,205
StarHub Ltd	12,400	23,989
Vodafone Group PLC	9,825	24,160
		141,969
Total Common Stocks (cost $15,181,914)		15,664,604
Preferred Stocks – 0%
Chemicals – 0%
FUCHS PETROLUB SE	247	10,370
Media – 0%
ProSiebenSat.1 Media SE	358	13,837
Total Preferred Stocks (cost $26,080)		24,207
Investment Companies – 57.1%
Closed-End Funds – 0.2%
BlackRock Limited Duration Income Trust	5,375	81,539
Exchange-Traded Funds (ETFs) – 29.7%
Consumer Staples Select Sector SPDR Fund†	7,155	369,985
Deutsche X-trackers Harvest CSI 300 China A-Shares†	30,247	709,292
Energy Select Sector SPDR Fund†	3,240	244,037
Financial Select Sector SPDR Fund†	12,126	281,929
Global X MSCI Colombia†	23,769	216,773
Global X MSCI Greece	1,872	14,583
iShares Core MSCI Emerging Markets†	10,380	440,631
iShares Core S&P 500†	32,038	7,208,230
iShares MSCI All Peru Capped†	6,290	206,312
iShares MSCI Brazil Capped†	6,509	217,010
iShares MSCI Chile Capped†	3,749	140,288
iShares MSCI EAFE†	1,770	102,182
iShares MSCI Emerging Markets	4	140
iShares MSCI Indonesia	1,471	35,495

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	25

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares/Principal/ Contract Amounts		Value
Investment Companies – (continued)
Exchange-Traded Funds (ETFs) – (continued)
iShares MSCI Mexico Capped†	28,146	$1,237,580
iShares MSCI Philippines†	622	20,165
iShares MSCI South Korea Capped†	1,678	89,303
iShares MSCI Thailand Capped†	630	45,417
iShares Russell 2000†	1,084	146,177
Lyxor UCITS FTSE MIB - EUR	2,220	43,952
Real Estate Select Sector SPDR Fund	316	9,717
Schwab US Broad Market	200	10,836
SPDR S&P Aerospace & Defense†	6,480	410,638
VanEck Vectors Russia†	22,935	486,681
Vanguard FTSE Europe†	10,000	479,400
Vanguard FTSE Pacific†	32,088	1,864,955
Vanguard S&P 500†	2,900	595,399
WisdomTree Japan Hedged Equity Fund†	8,000	396,320
		16,023,427
Money Markets – 27.2%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£	14,672,463	14,672,463
Total Investment Companies (cost $29,804,133)		30,777,429
OTC Purchased Options – Puts – 0.1%
Counterparty/Reference Asset
Goldman Sachs International:
iShares MSCI Emerging Markets (ETF),
exercise price $35.00, expires January 2017* (premiums paid $85,200)	710	45,976
Total Investments (total cost $46,478,019) – 88.8%		47,871,370
Cash, Receivables and Other Assets, net of Liabilities – 11.2%		6,044,335
Net Assets – 100%		$53,915,705

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$35,616,853	74.4%
Japan	2,306,575	4.8
Mexico	1,237,580	2.6
Canada	1,062,973	2.2
United Kingdom	1,054,505	2.2
Australia	950,748	2.0
China	730,945	1.5
Germany	725,121	1.5
Switzerland	585,959	1.2
Hong Kong	505,968	1.1
France	498,576	1.0
Russia	486,681	1.0
Spain	393,423	0.8
Brazil	217,010	0.5
Colombia	216,773	0.5
Singapore	190,712	0.4
Finland	163,449	0.3
Italy	162,646	0.3
Netherlands	152,476	0.3
Chile	140,288	0.3

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

26	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

		% of
		Investment
Country	Value	Securities
Belgium	$98,767	0.2%
South Korea	89,303	0.2
Norway	74,789	0.2
Austria	62,062	0.1
Thailand	45,417	0.1
Indonesia	35,495	0.1
Sweden	28,510	0.1
Philippines	20,165	0.1
Greece	14,583	0.0
Ireland	3,018	0.0

Total	$47,871,370	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	1/12/17	898,000	$647,742	$16,404
Brazilian Real	1/12/17	410,000	125,673	(9,229)
British Pound	1/12/17	607,000	748,132	16,672
Canadian Dollar	1/12/17	1,238,000	922,274	6,819
Chilean Peso	1/12/17	64,979,000	97,022	(914)
Colombian Peso	1/12/17	89,269,000	29,687	(807)
Danish Krone	1/12/17	170,000	24,089	232
Euro	1/12/17	2,227,000	2,345,078	25,575
Hong Kong Dollar	1/12/17	(391,000)	(50,428)	2
Indonesian Rupiah	1/12/17	606,488,000	44,990	(510)
Japanese Yen	1/12/17	150,073,500	1,284,873	28,014
Korean Won	1/12/17	163,276,000	135,214	4,332
Mexican Peso	1/12/17	(112,000)	(5,397)	28
Norwegian Krone	1/12/17	167,000	19,354	419
Philippine Peso	1/12/17	2,606,000	52,423	(30)
Polish Zloty	1/12/17	(23,000)	(5,498)	39
Russian Rouble	1/12/17	4,402,000	71,805	(3,515)
Singapore Dollar	1/12/17	249,000	171,982	2,418
South African Rand	1/12/17	(20,000)	(1,455)	46
Swedish Krona	1/12/17	1,515,000	166,471	(2,516)
Thailand Baht	1/12/17	2,438,000	68,089	162
Turkish Lira	1/12/17	(36,000)	(10,196)	(96)

			6,881,924	83,545

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	27

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Euro	1/19/17	489,500	$515,678	$4,874
Euro	1/19/17	750,000	790,109	(4,515)
Mexican Peso	1/19/17	(31,200,000)	(1,501,644)	2,863
Mexican Peso	1/19/17	(61,258,500)	(2,948,349)	(38,665)

			(3,144,206)	(35,443)
RBC Capital Markets Corp.:
Japanese Yen	2/9/17	33,016,000	283,150	112
Swiss Franc	2/9/17	271,000	266,988	(2,089)

			550,138	(1,977)
Total			$4,287,856	$46,125

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
10-Year Australian Treasury Bond	15	3/17	$3,100	$1,629
10-Year Canadian Government Bond	9	3/17	(7,488)	670
10-Year mini-Japanese Government Bond	21	3/17	268	(1,258)
10-Year US Treasury Note	17	3/17	19,369	5,844
3-Year Australian Treasury Bond	74	3/17	938	4,951
90-Day Eurodollar	239	3/17	1,283	2,988
BIST National-30 Index	57	2/17	1,458	202
Coffee	3	3/17	(9,990)	1,800
Coffee	3	5/17	26,000	1,856
Corn	9	3/17	(62,737)	1,013
Cotton	5	3/17	23,900	375
DAX Index	2	3/17	(1,609)	1,184
Euro-BTP Italian Government Bond	5	3/17	7,293	(1,526)
Euro-OAT	3	3/17	1,354	(1,421)
FTSE 100 Index	6	3/17	4,350	(185)
FTSE Bursa Malaysia KLCI Index	2	1/17	(12,361)	(100)
FTSE/JSE Top 40 Index	4	3/17	10,222	(746)
H-Shares Index	1	1/17	(9,230)	464
KOSPI 200 Index	1	3/17	(21,927)	-
Long Gilt	5	3/17	9,468	(246)
Mexican Bolsa Index	57	3/17	(16,435)	(7,345)
mini FTSE/MIB Index	27	3/17	3,226	1,023
mini MSCI Emerging Markets Index	13	3/17	(23,512)	(3,770)
MSCI Taiwan Index	10	1/17	46,169	2,200
NASDAQ 100 E-mini Index	6	3/17	4,615	(6,540)
Russel 1000 mini Index	9	3/17	15,120	(2,700)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

28	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
S&P 500 E-mini Index	18	3/17	$19,981	$(8,010)
SGX Nifty 50 Index	6	1/17	2,345	816
Silver	1	3/17	(891)	(1,145)
Soybean	3	3/17	(7,703)	(1,313)
SPI 200 Index	5	6/17	(2,780)	(3,517)
Sugar	7	3/17	9,523	157
Topix Index	5	3/17	(3,488)	1,284
US Treasury Long Bond	1	3/17	(2,125)	750
WIG 20 Index	11	3/17	(31,725)	53
WTI Crude	13	2/17	(27,732)	(650)
			(31,751)	(11,213)
Futures Sold:
5-Year US Treasury Note	(53)	3/17	$(9,275)	$(8,695)
90-Day Eurodollar	(239)	3/18	1,998	(8,963)
			(7,277)	(17,658)
Total			$(39,028)	$(28,871)

Schedule of OTC Written Options
Counterparty	Reference Asset	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value

Written Put Options:
Goldman Sachs International	iShares MSCI Emerging Markets (ETF)	710	$33.00	1/17	$31,950	$20,823	$(11,127)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	29

Janus Adaptive Global Allocation Fund

Schedule of Investments (unaudited)

December 31, 2016

Schedule of Centrally Cleared Credit Default Swaps - Sell Protection(1)
Reference Asset Type/ Reference Asset	S&P Credit Rating	Fixed Rate	Maturity Date	Notional Amount (2)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Credit Default Swap Index(3)
CDX.NA.HY.24	N/A	5%	6/20/20	264,698	USD	$ 18,019	$ 3,571	$ 219
CDX.NA.IG.24	N/A	1	6/20/20	789,000	USD	13,252	292	220
iTraxx Europe Crossover Series 23 Version 1	N/A	5	6/20/20	197,172	EUR	17,047	2,763	427
iTraxx Europe Series 23 Version 1	N/A	1	6/20/20	356,000	EUR	5,497	514	133
Total						$ 53,815	$ 7,140	$ 999

(1) If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2) If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.

(3) For those index credit default swaps entered into by the Fund to sell protection, “Variation Margin” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

30	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

Adaptive Global Allocation 60/40 Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (40%).
Adaptive Global Allocation 70/30 Index (Hedged)	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Hedged) (30%).
Adaptive Global Allocation 70/30 Index (Unhedged)	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (70%) and the Bloomberg Barclays Global Aggregate Bond Index (Unhedged) (30%).
Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

CDI	Clearing House Electronic Subregister System Depositary Interest
LLC	Limited Liability Company
OTC	Over-the-Counter
PC	Participation Certificate
PLC	Public Limited Company
REG	Registered
RSP	Italian Savings Shares
SDR	Swedish Depositary Receipt
SPDR	Standard & Poor's Depositary Receipt

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $424,280, which represents 0.8% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $22,243,856.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	1,192,000	23,559,463	(10,079,000)	14,672,463	$—	$26,383	$14,672,463

Janus Investment Fund	31

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Foreign Government Bonds	$-	$1,053,164	$-
United States Treasury Notes/Bonds	-	305,990	-
Common Stocks
Aerospace & Defense	74,742	33,011	-
Air Freight & Logistics	39,470	6,363	-
Airlines	24,061	103,276	-
Auto Components	234	112,574	-
Automobiles	151,536	84,921	-
Banks	250,622	250,417	-
Beverages	186,227	60,390	-
Biotechnology	55,696	130,865	-
Building Products	22,122	38,521	-
Capital Markets	114,684	200,944	-
Chemicals	210,393	462,837	-
Commercial Services & Supplies	68,609	26,802	-
Communications Equipment	78,889	17,354	-
Construction & Engineering	13,337	138,686	-
Construction Materials	40,487	25,467	-
Consumer Finance	34,883	436	-
Containers & Packaging	96,149	64,861	-
Distributors	-	2,831	-
Diversified Consumer Services	20,369	2,752	-
Diversified Financial Services	27,253	96,007	-
Diversified Telecommunication Services	110,145	417,842	-
Electric Utilities	186,202	207,418	-
Electrical Equipment	49,189	61,150	-
Electronic Equipment, Instruments & Components	165,880	108,396	-
Energy Equipment & Services	199,735	16,132	-
Equity Real Estate Investment Trusts (REITs)	114,794	142,746	-
Food & Staples Retailing	149,398	220,770	-
Food Products	338,970	145,204	-
Gas Utilities	-	58,365	-
Health Care Equipment & Supplies	163,366	115,848	-
Health Care Providers & Services	185,248	48,250	-
Health Care Technology	10,848	2,517	-
Hotels, Restaurants & Leisure	286,191	199,783	-
Household Durables	68,480	74,260	-
Household Products	157,762	39,098	-
Independent Power and Renewable Electricity Producers	-	6,894	-
Industrial Conglomerates	5,525	46,741	-
Information Technology Services	229,051	148,948	-
Insurance	217,071	409,672	-

32	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Schedule of Investments and Other Information (unaudited)

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs
Internet & Direct Marketing Retail	$175,829	$2,695	$-
Internet Software & Services	177,556	64,390	-
Leisure Products	9,802	11,993	-
Life Sciences Tools & Services	66,509	86,992	-
Machinery	67,723	187,326	-
Media	317,622	275,111	-
Metals & Mining	58,311	184,801	-
Multiline Retail	101,287	64,995	-
Multi-Utilities	225,100	126,784	-
Oil, Gas & Consumable Fuels	872,732	332,156	-
Paper & Forest Products	-	57,944	-
Personal Products	7,141	33,364	-
Pharmaceuticals	125,100	355,083	-
Professional Services	55,045	30,655	-
Real Estate Management & Development	17,528	107,647	-
Road & Rail	43,954	150,627	-
Semiconductor & Semiconductor Equipment	586,755	88,899	-
Software	174,449	188,684	-
Specialty Retail	454,601	105,558	-
Technology Hardware, Storage & Peripherals	224,400	73,524	-
Textiles, Apparel & Luxury Goods	180,938	118,813	-
Tobacco	34,347	35,760	-
Trading Companies & Distributors	17,350	94,313	-
Transportation Infrastructure	-	190,573	-
Water Utilities	38,351	44,551	-
Wireless Telecommunication Services	9,828	132,141	-
Preferred Stocks	-	24,207	-
Investment Companies	16,104,966	14,672,463	-
OTC Purchased Options – Puts	-	45,976	-
Total Investments in Securities	$24,294,842	$23,576,528	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	109,011	-
Variation Margin Receivable	29,259	999	-
Total Assets	$24,324,101	$23,686,538	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$62,886	$-
Options Written, at Value	-	11,127	-
Variation Margin Payable	58,130	-	-
Total Liabilities	$58,130	$74,013	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	33

Janus Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$46,478,019
Unaffiliated investments, at value	33,198,907
Affiliated investments, at value	14,672,463
Cash	21,542
Restricted cash (Note 1)	6,039,000
Forward currency contracts	109,011
Cash denominated in foreign currency(1)	1,177
Closed foreign currency contracts	21,879
Variation margin receivable	30,258
Non-interested Trustees' deferred compensation	1,001
Receivables:
Dividends	26,828
Interest	13,397
Dividends from affiliates	5,275
Investments sold	4,104
Fund shares sold	2,804
Foreign tax reclaims	2,446
Other assets	683
Total Assets	54,150,775
Liabilities:
Forward currency contracts	62,886
Options written, at value(2)	11,127
Closed foreign currency contracts	7,739
Variation margin payable	58,130
Payables:	—
Advisory fees	28,811
Professional fees	19,967
Fund shares repurchased	15,005
Custodian fees	14,339
Printing fees	5,618
Transfer agent fees and expenses	1,640
12b-1 Distribution and shareholder servicing fees	1,368
Non-interested Trustees' deferred compensation fees	1,001
Fund administration fees	465
Non-interested Trustees' fees and expenses	431
Accrued expenses and other payables	6,543
Total Liabilities	235,070
Net Assets	$53,915,705

See Notes to Financial Statements.

34	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$54,017,832
Undistributed net investment income/(loss)	(267,065)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(1,263,337)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	1,428,275
Total Net Assets	$53,915,705
Net Assets - Class A Shares	$592,414
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,734
Net Asset Value Per Share(3)	$9.75
Maximum Offering Price Per Share(4)	$10.34
Net Assets - Class C Shares	$1,083,684
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	111,363
Net Asset Value Per Share(3)	$9.73
Net Assets - Class D Shares	$1,387,018
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	142,314
Net Asset Value Per Share	$9.75
Net Assets - Class I Shares	$1,124,325
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	115,195
Net Asset Value Per Share	$9.76
Net Assets - Class N Shares	$47,446,779
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,861,842
Net Asset Value Per Share	$9.76
Net Assets - Class S Shares	$1,095,029
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	112,322
Net Asset Value Per Share	$9.75
Net Assets - Class T Shares	$1,186,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	121,678
Net Asset Value Per Share	$9.75

(1) Includes cost of $1,171.

(2) Premiums received $31,950.

(3) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(4) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	35

Janus Adaptive Global Allocation Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$345,285
Dividends from affiliates	26,383
Interest	25,297
Other income	207
Foreign tax withheld	(9,644)
Total Investment Income	387,528
Expenses:
Advisory fees	208,220
12b-1Distribution and shareholder servicing fees:
Class A Shares	741
Class C Shares	5,497
Class S Shares	1,370
Transfer agent administrative fees and expenses:
Class D Shares	826
Class S Shares	1,370
Class T Shares	1,451
Other transfer agent fees and expenses:
Class A Shares	32
Class C Shares	65
Class D Shares	316
Class I Shares	30
Class N Shares	845
Class T Shares	10
Custodian fees	43,421
Registration fees	24,921
Professional fees	21,861
Accounting systems fee	17,335
Shareholder reports expense	8,979
Fund administration fees	2,636
Non-interested Trustees’ fees and expenses	899
Other expenses	483
Total Expenses	341,308
Less: Excess Expense Reimbursement	(101,352)
Net Expenses	239,956
Net Investment Income/(Loss)	147,572
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	719,204
Futures contracts	522,502
Swap contracts	12,768
Written options contracts	12,430
Total Net Realized Gain/(Loss) on Investments	1,266,904
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	882,128
Futures contracts	(334,908)
Swap contracts	25,453
Written options contracts	26,333
Total Change in Unrealized Net Appreciation/Depreciation	599,006
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,013,482

See Notes to Financial Statements.

36	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$147,572	$390,114
Net realized gain/(loss) on investments	1,266,904	(2,596,821)
Change in unrealized net appreciation/depreciation	599,006	1,415,777
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,013,482	(790,930)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(5,289)	(1,400)
Class C Shares	(1,847)	(605)
Class D Shares	(13,394)	(2,799)
Class I Shares	(12,820)	(3,319)
Class N Shares	(544,951)	(154,765)
Class S Shares	(8,556)	(1,917)
Class T Shares	(11,892)	(2,641)
Net Decrease from Dividends and Distributions to Shareholders	(598,749)	(167,446)
Capital Share Transactions:
Class A Shares	5,289	97,999
Class C Shares	5,067	1,001,412
Class D Shares	66,336	1,160,175
Class I Shares	6,175	1,014,824
Class N Shares	(2,218,984)	(4,213,215)
Class S Shares	8,507	1,007,934
Class T Shares	72,440	1,011,209
Net Increase/(Decrease) from Capital Share Transactions	(2,055,170)	1,080,338
Net Increase/(Decrease) in Net Assets	(640,437)	121,962
Net Assets:
Beginning of period	54,556,142	54,434,180
End of period	$53,915,705	$54,556,142

Undistributed Net Investment Income/(Loss)	$(267,065)	$184,112

See Notes to Financial Statements.

Janus Investment Fund	37

Janus Adaptive Global Allocation Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.05	0.01
Net realized and unrealized gain/(loss)	0.33	(0.23)	(0.32)
Total from Investment Operations	0.35	(0.18)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.09)	(0.02)	—
Net Asset Value, End of Period	$9.75	$9.49	$9.69
Total Return*	3.66%	(1.85)%	(3.10)%
Net Assets, End of Period (in thousands)	$592	$571	$485
Average Net Assets for the Period (in thousands)	$582	$530	$496
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.45%	1.54%	13.45%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.10%	1.09%	1.07%
Ratio of Net Investment Income/(Loss)	0.32%	0.55%	5.04%
Portfolio Turnover Rate	58%	122%	10%

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.44	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	(0.02)	(0.01)	0.01
Net realized and unrealized gain/(loss)	0.33	(0.23)	(0.32)
Total from Investment Operations	0.31	(0.24)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.02)	(0.01)	—
Net Asset Value, End of Period	$9.73	$9.44	$9.69
Total Return*	3.25%	(2.52)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,084	$1,046	$24
Average Net Assets for the Period (in thousands)	$1,079	$827	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.21%	2.29%	14.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.86%	1.84%	1.82%
Ratio of Net Investment Income/(Loss)	(0.44)%	(0.06)%	4.29%
Portfolio Turnover Rate	58%	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

38	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.49	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.06	0.01
Net realized and unrealized gain/(loss)	0.33	(0.25)	(0.31)
Total from Investment Operations	0.35	(0.19)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.09)	(0.02)	—
Net Asset Value, End of Period	$9.75	$9.49	$9.70
Total Return*	3.73%	(1.93)%	(3.00)%
Net Assets, End of Period (in thousands)	$1,387	$1,285	$102
Average Net Assets for the Period (in thousands)	$1,350	$973	$64
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.89%	2.59%	20.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.10%	0.98%
Ratio of Net Investment Income/(Loss)	0.43%	0.69%	5.03%
Portfolio Turnover Rate	58%	122%	10%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.51	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.09	0.01
Net realized and unrealized gain/(loss)	0.33	(0.24)	(0.32)
Total from Investment Operations	0.36	(0.15)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.03)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.11)	(0.03)	—
Net Asset Value, End of Period	$9.76	$9.51	$9.69
Total Return*	3.81%	(1.55)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,124	$1,090	$48
Average Net Assets for the Period (in thousands)	$1,105	$854	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.28%	13.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	0.58%	0.94%	5.29%
Portfolio Turnover Rate	58%	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	39

Janus Adaptive Global Allocation Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.51	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.03	0.07	0.01
Net realized and unrealized gain/(loss)	0.33	(0.23)	(0.31)
Total from Investment Operations	0.36	(0.16)	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.03)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.11)	(0.03)	—
Net Asset Value, End of Period	$9.76	$9.51	$9.70
Total Return*	3.81%	(1.65)%	(3.00)%
Net Assets, End of Period (in thousands)	$47,447	$48,423	$53,702
Average Net Assets for the Period (in thousands)	$48,156	$49,786	$9,234
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.27%	67.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.83%	0.82%
Ratio of Net Investment Income/(Loss)	0.57%	0.73%	6.84%
Portfolio Turnover Rate	58%	122%	10%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.48	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.01	0.05	0.01
Net realized and unrealized gain/(loss)	0.34	(0.24)	(0.32)
Total from Investment Operations	0.35	(0.19)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.08)	(0.02)	—
Net Asset Value, End of Period	$9.75	$9.48	$9.69
Total Return*	3.66%	(1.99)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,095	$1,057	$24
Average Net Assets for the Period (in thousands)	$1,075	$831	$25
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.69%	1.78%	13.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.18%	1.24%	1.32%
Ratio of Net Investment Income/(Loss)	0.24%	0.53%	4.79%
Portfolio Turnover Rate	58%	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

40	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(1)
Net Asset Value, Beginning of Period	$9.50	$9.69	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.02	0.07	0.01
Net realized and unrealized gain/(loss)	0.33	(0.24)	(0.32)
Total from Investment Operations	0.35	(0.17)	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.02)	—
Distributions (from capital gains)	—	—	—
Total Dividends and Distributions	(0.10)	(0.02)	—
Net Asset Value, End of Period	$9.75	$9.50	$9.69
Total Return*	3.67%	(1.72)%	(3.10)%
Net Assets, End of Period (in thousands)	$1,186	$1,085	$48
Average Net Assets for the Period (in thousands)	$1,139	$856	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.53%	13.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	1.00%	1.07%
Ratio of Net Investment Income/(Loss)	0.47%	0.77%	5.04%
Portfolio Turnover Rate	58%	122%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from June 23, 2015 (inception date) through June 30, 2015.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	41

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Adaptive Global Allocation Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as nondiversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

42	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund recognizes transfers between the levels as of the beginning of the fiscal year. The following describes the amounts of transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period.

Financial assets of $35,676 were transferred out of Level 2 to Level 1 since certain foreign equity prices were applied a fair valuation adjustment factor at the end of the prior fiscal year and no factor was applied at the end of the current period.

Janus Investment Fund	43

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

44	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2016, the Fund has restricted cash in the amount of $6,039,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse

Janus Investment Fund	45

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

46	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

During the period ended December 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $1,139,538 and $7,474,662, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $51,760,674 and $32,300,909, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market.

Janus Investment Fund	47

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased call options on various ETFs for the purpose of increasing exposure to individual equity risk.

During the period, the Fund purchased put options on various ETFs for the purpose of decreasing exposure to individual equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased call and put options are $110 and $31,188, respectively.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote put options on various ETFs for the purpose of increasing exposure to individual equity risk and/or generating income.

During the period ended December 31, 2016, the average ending monthly market value amounts on written put options is $10,682.

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	250	$ 6,750
Options written	2,210	104,360
Options closed	(1,105)	(47,920)
Options expired	(645)	(31,240)
Options exercised	-	-
Options outstanding at December 31, 2016	710	$ 31,950

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of

48	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic

Janus Investment Fund	49

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended December 31, 2016, the average ending monthly market value amounts on credit default swaps which are long the reference asset is $50,284.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

	Commodity Contracts	Credit Contracts	Currency Contracts	Equity Contracts		Interest Rate Contracts	Total
Asset Derivatives:
Forward currency contracts	$ -	$ -	$109,011	$ -		$ -	$109,011
Unaffiliated investments, at value	-	-	-	45,976	(a)	-	45,976
Variation margin receivable	5,201	999	-	7,226		16,832	30,258

Total Asset Derivatives	$ 5,201	$ 999	$109,011	$ 53,202		$ 16,832	$185,245

Liability Derivatives:
Forward currency contracts	$ -	$ -	$ 62,886	$ -		$ -	$ 62,886
Options written, at value	-	-	-	11,127		-	11,127
Variation margin payable	3,108	-	-	32,913		22,109	58,130

Total Liability Derivatives	$ 3,108	$ -	$ 62,886	$ 44,040		$ 22,109	$132,143
(a) Amounts relate to purchased options.
(b) Amounts relate to purchased options.

50	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ 22,007	$ -	$ -		$ 230,388		$ 270,107	$ 522,502
Investments and foreign currency transactions	-	-	403,316	(a)	(36,105)	(b)	-	367,211
Swap contracts	-	12,768	-		-		-	12,768
Written options contracts	-	-	-		12,340		-	12,340

Total	$ 22,007	$ 12,768	$403,316		$ 206,623		$ 270,107	$ 914,821

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ (47,830)	$ -	$ -		$(130,347)		$ (156,731)	$(334,908)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	27,217	(a)	(28,928)	(b)	-	(1,711)
Swap contracts	-	25,453	-		-		-	25,453
Written options contracts	-	-	-		26,333		-	26,333

Total	$ (47,830)	$ 25,453	$ 27,217		$(132,942)		$ (156,731)	$(284,833)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.
(c) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

Janus Investment Fund	51

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

The Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on

52	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities (also known as “A Shares”).

Exchange-Traded and Mutual Funds

The Fund may invest in exchange-traded funds (“ETFs”) and mutual funds to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF or mutual fund, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's or mutual fund’s expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs or mutual funds and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs and mutual funds, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, emerging markets risk, fixed-income risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF or mutual fund.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Janus Investment Fund	53

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$101,162	$(17,617)	$—	$83,545
Goldman Sachs International	45,976	(11,127)	—	34,849
HSBC Securities (USA), Inc.	7,737	(7,737)	—	—
RBC Capital Markets Corp.	112	(112)	—	—

Total	$154,987	$(36,593)	$—	$118,394
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$17,617	$(17,617)	$—	$—
Goldman Sachs International	11,127	(11,127)	—	—
HSBC Securities (USA), Inc.	43,180	(7,737)	—	35,443
RBC Capital Markets Corp.	2,089	(112)	—	1,977

Total	$74,013	$(36,593)	$—	$37,420
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local

54	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $2 Billion	0.75
Next $2 Billion	0.72
Over $4 Billion	0.70

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2016, Janus Capital reimbursed the Fund $99,772 of fees and expenses that are eligible for recoupment. As of December 31, 2016, the aggregate amount of recoupment that may potentially be made to Janus Capital is $489,843. The recoupment of such reimbursements expires June 23, 2018.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement

Janus Investment Fund	55

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

56	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2016.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	83%	1%
Class C Shares	100	2
Class D Shares	81	2
Class I Shares	100	2
Class N Shares	99	87
Class S Shares	99	2
Class T Shares	94	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

Janus Investment Fund	57

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,405,922)	$ (451,096)	$ (1,857,018)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in passive foreign investment companies.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 46,649,676	$ 1,997,365	$ (775,671)	$ 1,221,694

58	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	-	$ -	18,238	$ 172,540
Reinvested dividends and distributions	540	5,289	151	1,400
Shares repurchased	-	-	(8,195)	(75,941)
Net Increase/(Decrease)	540	$ 5,289	10,194	$ 97,999
Class C Shares:
Shares sold	2,472	$ 23,700	4,711,698	$45,882,942
Reinvested dividends and distributions	189	1,847	65	605
Shares repurchased	(2,086)	(20,480)	(4,603,475)	(44,882,135)
Net Increase/(Decrease)	575	$ 5,067	108,288	$ 1,001,412
Class D Shares:
Shares sold	11,518	$ 111,153	168,896	$ 1,561,124
Reinvested dividends and distributions	1,369	13,386	301	2,789
Shares repurchased	(5,989)	(58,203)	(44,318)	(403,738)
Net Increase/(Decrease)	6,898	$ 66,336	124,879	$ 1,160,175
Class I Shares:
Shares sold	-	$ -	109,221	$ 1,011,505
Reinvested dividends and distributions	1,308	12,820	357	3,319
Shares repurchased	(691)	(6,645)	-	-
Net Increase/(Decrease)	617	$ 6,175	109,578	$ 1,014,824
Class N Shares:
Shares sold	41,924	$ 405,599	133,982	$ 1,236,460
Reinvested dividends and distributions	55,607	544,951	16,659	154,765
Shares repurchased	(327,510)	(3,169,534)	(597,912)	(5,604,440)
Net Increase/(Decrease)	(229,979)	$(2,218,984)	(447,271)	$ (4,213,215)
Class S Shares:
Shares sold	-	$ -	108,946	$ 1,007,904
Reinvested dividends and distributions	875	8,556	205	1,906
Shares repurchased	(6)	(49)	(198)	(1,876)
Net Increase/(Decrease)	869	$ 8,507	108,953	$ 1,007,934
Class T Shares:
Shares sold	7,249	$ 70,708	114,701	$ 1,062,650
Reinvested dividends and distributions	1,215	11,892	285	2,641
Shares repurchased	(1,065)	(10,160)	(5,707)	(54,082)
Net Increase/(Decrease)	7,399	$ 72,440	109,279	$ 1,011,209

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 20,770,075	$ 19,289,559	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

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Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

60	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Notes to Financial Statements (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that

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Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

62	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such

Janus Investment Fund	63

Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory

64	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

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Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

66	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	67

Janus Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

68	DECEMBER 31, 2016

Janus Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	69

Janus Adaptive Global Allocation Fund

Useful Information About Your Fund Report (unaudited)

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7550				125-24-93059 02-17

70	DECEMBER 31, 2016

SEMIANNUAL REPORT December 31, 2016

Janus Diversified Alternatives Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Diversified Alternatives Fund

Janus Diversified Alternatives Fund (unaudited)

FUND SNAPSHOT

We invest in a portfolio of traditional and nontraditional investable risk factors distilled from traditional asset classes, each a type of risk premium. We combine these independent risk premia into a liquid portfolio that seeks to deliver consistent, absolute returns with low correlation to stocks and bonds.

Ashwin Alankar co-portfolio manager	John Fujiwara co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, Janus Diversified Alternatives Fund’s Class I Shares returned 3.66%, compared with a return of -2.53% for its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and 1.80% for its secondary benchmark, LIBOR + 3%.

MARKET ENVIRONMENT

After initially sliding in the wake of June’s Brexit results, equity markets recovered and were relatively flat before getting a boost in November from the results of the U.S. election amid expectations of a more business-friendly regime. Donald Trump’s administration was expected to implement an agenda focused on less regulation, lower corporate tax rates and fiscal stimulus, all of which would be expected to provide a better environment for faster economic growth. Interest rates also increased as the Federal Reserve (Fed) responded to higher levels of employment and inflation, which was beneficial for financials stocks. Industrials, materials and energy stocks rallied on a recovery in commodity prices during the year and the decision of the Organization of the Petroleum Exporting Countries (OPEC) to cut production in 2017.

In fixed income, rates rose across the U.S. Treasury curve during the period as market participants latched on to the possibility for stronger economic growth and higher inflation. Risk assets remained in favor after the election of Mr. Trump to the U.S. presidency, while rates moved higher. Rates rose across the yield curve, with the move most pronounced in the 5- to 10-year maturities. Spreads on both investment-grade and high-yield corporate credit tightened during the period.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, and its secondary benchmark, LIBOR + 3%, during the semiannual period. Over time, the Fund seeks to provide positive absolute returns and offer true diversification with low correlation to stocks and bonds by investing in a portfolio of risk premia strategies.

The equity value strategy was the strongest-performing strategy during the period. This strategy, which aims to capture the potential return associated with holding value equities while also being short growth stocks, benefited from its exposure to the financial sector. This sector – which is a large part of the value segment – rallied sharply in the wake of the election given a steepening yield curve in the U.S. and the expectations for reduced regulation under Mr. Trump’s administration. The equity value strategy’s exposure to energy stocks also aided returns as the sector rallied after OPEC’s announcement of its intent to curb production in 2017.

Another strong contributor was the commodity roll yield strategy, which seeks to generate returns by providing liquidity to the most “crowded” section of the commodity futures curve; it is typically short the most active front-month contract and long farther-dated tenors. This strategy benefited from weakness in agriculture during the period.

The equity size strategy, which is long small-cap stocks and short large-cap stocks, also contributed to returns during the period. The strengthening of small-cap stocks, especially in the wake of Mr. Trump’s election, aided the strategy’s performance. Small-cap stocks outperformed as they are seen as bigger beneficiaries of the new administration’s policies.

While a number of the Fund’s strategies had strong returns, some underperformed. The commodity momentum strategy was the leading detractor during the period. This strategy looks to capture the persistence in the price movement of commodities. Although crude oil prices rebounded after OPEC’s announcement, energy prices were relatively range-bound over the course of the six-month period. The generally sideways movement and

Janus Investment Fund	1

Janus Diversified Alternatives Fund (unaudited)

lack of clear directionality led to the strategy’s underperformance.

The credit strategy also underperformed. This strategy, which seeks to capture the potential systematic return associated with the default and duration risks of investing in bond markets, was negatively impacted as Treasuries sold off and spreads tightened during the post-election, risk-on environment.

Another leading detractor was the currency momentum strategy, which aims to capture long-term movements in the U.S. dollar versus a basket of foreign currencies. Although the dollar strengthened during the post-election rally, it was range-bound and largely directionless for much of the period. Because the strategy is designed to capture long-term movements, the post-election bounce was not enough to overcome the lack of a clear trend before the election.

DERIVATIVES

The Fund makes extensive use of derivatives because they are generally the most efficient and liquid way to gain our desired exposures. Swaps are used to take exposures in equity, fixed income and commodity indices. Futures are used to take exposures in commodities, currencies and long-end fixed income markets. Forwards are employed to take exposures in foreign currencies, generally one week in length. In aggregate, these positions contributed to performance during the period.

Please see the Derivative Instruments section in the “Notes to Consolidated Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Moving into 2017, the Fund’s model is indicating that trend trades are volatile. Therefore, the allocations to a number of our momentum strategies – namely, currency momentum, commodity momentum and rates momentum – have been decreased. Additionally, although rates have gone higher and are expected to keep rising, the model is allocating to duration in the credit premia strategy as this strategy currently appears to have the lowest correlation to the other strategies in the portfolio.

Thank you for investing in Janus Diversified Alternatives Fund.

2	DECEMBER 31, 2016

Janus Diversified Alternatives Fund (unaudited)

Fund At A Glance

December 31, 2016

Asset Allocation
Commodity	31.6%
Equity	25.4%
Fixed Income	20.8%
Currency	17.3%
Cash & Cash Equivalents	4.9%
100.0%

The allocations shown reflect absolute notional exposures to various asset classes. The allocations are calculated net of cash segregated for future obligations.

Janus Investment Fund	3

Janus Diversified Alternatives Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016				per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.63%	8.90%	1.15%	1.66%	1.52%
Class A Shares at MOP	-2.37%	2.60%	-0.34%
Class C Shares at NAV	3.12%	8.01%	0.52%	2.40%	2.25%
Class C Shares at CDSC	2.12%	7.01%	0.52%
Class D Shares(1)	3.63%	8.99%	1.25%	1.82%	1.42%
Class I Shares	3.66%	9.11%	1.35%	1.40%	1.26%
Class N Shares	3.73%	9.18%	1.40%	1.39%	1.25%
Class S Shares	3.40%	8.68%	1.02%	1.89%	1.75%
Class T Shares	3.63%	9.00%	1.22%	1.64%	1.50%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.53%	2.65%	1.71%
London Interbank Offered Rate (LIBOR) + 3%	1.80%	3.88%	3.65%**
Morningstar Quartile - Class I Shares	-	1st	3rd
Morningstar Ranking - based on total returns for Multialternative Funds	-	13/430	142/217

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

Janus Diversified Alternatives Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

There is a risk that the Fund’s investments will correlate with stocks and bonds to a greater degree than anticipated, and the investment process may not achieve the desired results. The Fund may underperform during up markets and be negatively affected in down markets. Diversification does not assure a profit or eliminate the risk of loss.

Investments in commodities, commodity-linked notes, securities derivatives, futures, foreign securities, short sales and investments through a nonregistered subsidiary provide exposure to certain special risks, including greater volatility and loss of interest and principal, and may not be appropriate for all investors. Commodities are speculative and may fluctuate widely based on a variety of factors, including market movements, economic events and supply and demand disruptions. Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Consolidated Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Consolidated Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective July 1, 2016, Ashwin Alankar and John Fujiwara are Co-Portfolio Managers of the Fund.

* The Fund’s inception date – December 28, 2012

** The London Interbank Offered Rate (LIBOR) + 3% since inception returns are calculated from December 31, 2012.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Diversified Alternatives Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,036.30	$7.96	$1,000.00	$1,017.39	$7.88	1.55%
Class C Shares	$1,000.00	$1,031.20	$11.78	$1,000.00	$1,013.61	$11.67	2.30%
Class D Shares	$1,000.00	$1,036.30	$7.29	$1,000.00	$1,018.05	$7.22	1.42%
Class I Shares	$1,000.00	$1,036.60	$6.62	$1,000.00	$1,018.70	$6.56	1.29%
Class N Shares	$1,000.00	$1,037.30	$6.52	$1,000.00	$1,018.80	$6.46	1.27%
Class S Shares	$1,000.00	$1,034.00	$8.46	$1,000.00	$1,016.89	$8.39	1.65%
Class T Shares	$1,000.00	$1,036.30	$7.39	$1,000.00	$1,017.95	$7.32	1.44%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Consolidated Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Investment Companies – 10.8%
Money Markets – 10.8%
Janus Cash Liquidity Fund LLC, 0.4708%(a),ºº,£ (cost $6,849,397)	6,849,397	$6,849,397
U.S. Government Agency Notes – 78.9%
United States Treasury Bill:
0%, 1/12/17◊	$10,000,000	9,999,000
0%, 2/9/17†,◊	10,000,000	9,995,400
0%, 3/9/17†,◊	10,000,000	9,991,340
0%, 4/13/17◊	10,000,000	9,989,148
0%, 5/11/17◊	10,000,000	9,978,800
Total U.S. Government Agency Notes (cost $49,952,600)		49,953,688
Total Investments (total cost $56,801,997) – 89.7%		56,803,085
Cash, Receivables and Other Assets, net of Liabilities – 10.3%		6,506,712
Net Assets – 100%		$63,309,797

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
HSBC Securities (USA), Inc.:
Australian Dollar	1/6/17	(1,233,000)	$(889,554)	$4,488
British Pound	1/6/17	327,000	402,953	(2,910)
Canadian Dollar	1/6/17	1,941,000	1,445,855	(14,289)
Euro	1/6/17	1,533,000	1,613,681	(18,418)
Japanese Yen	1/6/17	292,100,000	2,499,755	(6,862)
New Zealand Dollar	1/6/17	(3,498,000)	(2,429,152)	10,254
Norwegian Krone	1/6/17	(19,490,000)	(2,258,614)	24,117
Swedish Krona	1/9/17	5,360,000	588,824	(4,839)
Swiss Franc	1/6/17	268,000	263,308	(2,738)
Total			$1,237,056	$(11,197)

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Purchased:
Copper(a)	13	5/17	$(20,648)	$5,687
Cotton No. 2(a)	24	5/17	(10,301)	1,327
Gold(a)	7	4/17	(23,063)	(4,480)
Live Cattle(a)	26	6/17	28,182	(12,850)
S&P 500 E-mini	42	3/17	(26,188)	(9,851)
Silver(a)	10	5/17	(47,482)	(11,550)
Sugar #11 (World)(a)	51	7/17	22,005	3,175
U.S. Dollar Index	118	3/17	218,280	(49,174)
			140,785	(77,716)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

Janus Investment Fund	7

Janus Diversified Alternatives Fund

Consolidated Schedule of Investments (unaudited)

December 31, 2016

Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
10-Year U.S. Treasury Note	86	3/17	$22,844	$(31,602)
Brent Crude(a)	23	3/17	(28,912)	402
Coffee 'C'(a)	26	5/17	28,046	(9,608)
Corn(a)	73	7/17	13,956	(2,919)
Soybean(a)	26	5/17	33,017	6,293
Wheat(a)	61	7/17	(2,434)	(4,698)
WTI Crude(a)	24	3/17	(23,524)	891
			42,993	(41,241)
Total			$183,778	$(118,957)

Schedule of Total Return Swaps
					Unrealized
	Return Paid	Return Received	Termination	Notional	Appreciation/
Counterparty	by the Fund	by the Fund	Date	Amount	(Depreciation)

Barclays Capital, Inc.	3 month USD LIBOR plus 20 basis points	Bloomberg Barclays U.S. Credit RBI Series-1 Index	2/1/17	$30,800,000	$(10,628)
BNP Paribas(a)	Plus 22 basis points	A long/short basket of commodity indices	1/31/17	43,300,000	14
BNP Paribas	Minus 30 basis points	A long/short basket of equity indices	2/3/17	7,800,000	7
BNP Paribas	Plus 40 basis points	A long/short basket of equity indices	2/3/17	14,400,000	(7)
Goldman Sachs International	MSCI Daily Total Return Gross World USD	1 month USD LIBOR Plus 20 basis points	2/6/17	(16,503,110)	(11)
Goldman Sachs International	1 month USD LIBOR plus 70 basis points	MSCI Daily Total Return Net Emerging Markets	2/6/17	16,499,870	(28)

Total					$(10,653)

See Notes to Consolidated Schedule of Investments and Other Information and Notes to Consolidated Financial Statements.

8	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money marker (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

LLC	Limited Liability Company

(a)	All or a portion of this security is owned by Janus Diversified Alternatives Subsidiary, Ltd. See Note 1 in Notes to Consolidated Financial Statements.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $19,986,740.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	22,843,654	18,907,024	(34,901,281)	6,849,397	$—	$31,756	$6,849,397

Janus Investment Fund	9

Janus Diversified Alternatives Fund

Notes to Consolidated Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Consolidated Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies	$-	$6,849,397	$-
U.S. Government Agency Notes	-	49,953,688	-
Total Investments in Securities	$-	$56,803,085	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	38,859	-
Outstanding Swap Contracts, at Value	-	21	-
Variation Margin Receivable	17,775	-	-
Total Assets	$17,775	$56,841,965	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$50,056	$-
Outstanding Swap Contracts, at Value	-	10,674	-
Variation Margin Payable	136,732	-	-
Total Liabilities	$136,732	$60,730	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

10	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$56,801,997
Unaffiliated investments, at value	49,953,688
Affiliated investments, at value	6,849,397
Cash	164,975
Restricted cash (Note 1)	6,230,000
Forward currency contracts	38,859
Outstanding swap contracts, at value	21
Variation margin receivable	17,775
Non-interested Trustees' deferred compensation	1,167
Receivables:
Fund shares sold	513,110
Dividends and interest on swap contracts	7,404
Dividends from affiliates	2,930
Foreign tax reclaims	2,026
Other assets	740
Total Assets	63,782,092
Liabilities:
Forward currency contracts	50,056
Outstanding swap contracts, at value	10,674
Variation margin payable	136,732
Payables:	—
Investments purchased	98,541
Fund shares repurchased	41,197
Dividends and interest on swap contracts	36,774
Advisory fees	26,696
Professional fees	25,260
Printing fees	18,652
12b-1 Distribution and shareholder servicing fees	2,716
Transfer agent fees and expenses	2,530
Custodian fees	2,247
Non-interested Trustees' deferred compensation fees	1,167
Fund administration fees	542
Non-interested Trustees' fees and expenses	485
Accrued expenses and other payables	18,026
Total Liabilities	472,295
Net Assets	$63,309,797

See Notes to Consolidated Financial Statements.

Janus Investment Fund	11

Janus Diversified Alternatives Fund

Consolidated Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$62,923,814
Undistributed net investment income/(loss)	(1,344,035)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,566,906
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	163,112
Total Net Assets	$63,309,797
Net Assets - Class A Shares	$3,120,265
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	312,176
Net Asset Value Per Share(1)	$10.00
Maximum Offering Price Per Share(2)	$10.61
Net Assets - Class C Shares	$1,881,008
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	191,791
Net Asset Value Per Share(1)	$9.81
Net Assets - Class D Shares	$4,555,896
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	454,448
Net Asset Value Per Share	$10.03
Net Assets - Class I Shares	$4,456,505
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	443,110
Net Asset Value Per Share	$10.06
Net Assets - Class N Shares	$45,531,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,519,197
Net Asset Value Per Share	$10.08
Net Assets - Class S Shares	$1,428,178
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143,828
Net Asset Value Per Share	$9.93
Net Assets - Class T Shares	$2,336,149
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	233,726
Net Asset Value Per Share	$10.00

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Consolidated Financial Statements.

12	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Consolidated Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$62,068
Dividends from affiliates	31,756
Total Investment Income	93,824
Expenses:
Advisory fees	387,919
12b-1Distribution and shareholder servicing fees:
Class A Shares	3,801
Class C Shares	9,204
Class S Shares	1,796
Transfer agent administrative fees and expenses:
Class D Shares	2,750
Class S Shares	1,796
Class T Shares	2,504
Transfer agent networking and omnibus fees:
Class A Shares	311
Class C Shares	75
Class I Shares	221
Other transfer agent fees and expenses:
Class A Shares	146
Class C Shares	99
Class D Shares	689
Class I Shares	66
Class N Shares	811
Class S Shares	11
Class T Shares	17
Registration fees	92,549
Professional fees	24,247
Shareholder reports expense	15,465
Custodian fees	6,147
Fund administration fees	3,008
Non-interested Trustees’ fees and expenses	1,023
Other expenses	17
Total Expenses	554,672
Less: Excess Expense Reimbursement	(135,409)
Net Expenses	419,263
Net Investment Income/(Loss)	(325,439)
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	430,151
Futures contracts	900,823
Swap contracts	2,427,343
Total Net Realized Gain/(Loss) on Investments	3,758,317
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(18,434)
Futures contracts	(1,219,306)
Swap contracts	16,468
Total Change in Unrealized Net Appreciation/Depreciation	(1,221,272)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,211,606

See Notes to Consolidated Financial Statements.

Janus Investment Fund	13

Janus Diversified Alternatives Fund

Consolidated Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$(325,439)	$(739,199)
Net realized gain/(loss) on investments	3,758,317	(520,479)
Change in unrealized net appreciation/depreciation	(1,221,272)	1,558,179
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,211,606	298,501
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(84,982)	—
Class C Shares	(39,641)	—
Class D Shares	(129,036)	—
Class I Shares	(105,459)	—
Class N Shares	(1,334,148)	—
Class S Shares	(41,439)	—
Class T Shares	(70,488)	—
Total Dividends from Net Investment Income	(1,805,193)	—
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	—	(27,536)
Class C Shares	—	(17,384)
Class D Shares	—	(32,440)
Class I Shares	—	(20,092)
Class N Shares	—	(480,219)
Class S Shares	—	(13,463)
Class T Shares	—	(15,000)
Total Distributions from Net Realized Gain from Investment Transactions	—	(606,134)
Net Decrease from Dividends and Distributions to Shareholders	(1,805,193)	(606,134)
Capital Share Transactions:
Class A Shares	220,208	152,790
Class C Shares	116,970	56,519
Class D Shares	(232,278)	1,681,902
Class I Shares	2,095,698	117,498
Class N Shares	(2,190,520)	(4,853,714)
Class S Shares	41,439	13,511
Class T Shares	752,997	(902,857)
Net Increase/(Decrease) from Capital Share Transactions	804,514	(3,734,351)
Net Increase/(Decrease) in Net Assets	1,210,927	(4,041,984)
Net Assets:
Beginning of period	62,098,870	66,140,854
End of period	$63,309,797	$62,098,870

Undistributed Net Investment Income/(Loss)	$(1,344,035)	$786,597

See Notes to Consolidated Financial Statements.

14	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015		2014	2013(1)
Net Asset Value, Beginning of Period	$9.92	$9.98	$9.84		$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.14)(2)	(0.15)(2)		(0.13)(2)	(0.10)
Net realized and unrealized gain/(loss)	0.42	0.18	0.37		0.15	(0.08)
Total from Investment Operations	0.36	0.04	0.22		0.02	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	—	—		—	—
Distributions (from capital gains)	—	(0.10)	(0.08)		—	—
Total Dividends and Distributions	(0.28)	(0.10)	(0.08)		—	—
Net Asset Value, End of Period	$10.00	$9.92	$9.98		$9.84	$9.82
Total Return*	3.63%	0.42%	2.22%		0.20%	(1.80)%
Net Assets, End of Period (in thousands)	$3,120	$2,882	$2,740		$4,055	$3,523
Average Net Assets for the Period (in thousands)	$2,982	$2,730	$2,048		$3,752	$3,557
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.97%	1.89%	1.84%		1.70%	3.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.53%	1.52%		1.46%	1.52%
Ratio of Net Investment Income/(Loss)	(1.25)%	(1.42)%	(1.51)%		(1.34)%	(1.36)%
Portfolio Turnover Rate	0%	0%	0%		59%	38%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$9.79	$9.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.10)(2)	(0.21)(2)	(0.23)(2)	(0.15)(2)	(0.14)
Net realized and unrealized gain/(loss)	0.40	0.19	0.36	0.16	(0.08)
Total from Investment Operations	0.30	(0.02)	0.13	0.01	(0.22)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.21)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.21)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.81	$9.72	$9.84	$9.79	$9.78
Total Return*	3.12%	(0.19)%	1.31%	0.10%	(2.20)%
Net Assets, End of Period (in thousands)	$1,881	$1,749	$1,709	$3,516	$3,566
Average Net Assets for the Period (in thousands)	$1,805	$1,685	$1,752	$3,551	$3,578
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.71%	2.63%	2.59%	1.89%	3.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	2.30%	2.27%	2.26%	1.64%	2.27%
Ratio of Net Investment Income/(Loss)	(2.00)%	(2.15)%	(2.26)%	(1.52)%	(2.11)%
Portfolio Turnover Rate	0%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	15

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.96	$10.00	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.13)(2)	(0.14)(2)	(0.13)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.42	0.19	0.37	0.16	(0.10)
Total from Investment Operations	0.36	0.06	0.23	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.29)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.03	$9.96	$10.00	$9.85	$9.82
Total Return*	3.63%	0.62%	2.32%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$4,556	$4,758	$3,060	$6,170	$6,008
Average Net Assets for the Period (in thousands)	$4,497	$3,829	$3,281	$5,964	$4,995
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	2.05%	1.96%	1.66%	3.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.42%	1.42%	1.43%	1.41%	1.39%
Ratio of Net Investment Income/(Loss)	(1.12)%	(1.30)%	(1.42)%	(1.28)%	(1.23)%
Portfolio Turnover Rate	0%	0%	0%	59%	38%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.00	$10.02	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.08)
Net realized and unrealized gain/(loss)	0.42	0.19	0.36	0.15	(0.09)
Total from Investment Operations	0.37	0.08	0.23	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.31)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.06	$10.00	$10.02	$9.87	$9.83
Total Return*	3.66%	0.82%	2.32%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$4,457	$2,383	$2,265	$5,727	$6,464
Average Net Assets for the Period (in thousands)	$2,652	$2,318	$2,586	$6,201	$5,751
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.74%	1.63%	1.59%	1.50%	2.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.29%	1.27%	1.26%	1.25%	1.27%
Ratio of Net Investment Income/(Loss)	(0.99)%	(1.16)%	(1.26)%	(1.13)%	(1.10)%
Portfolio Turnover Rate	0%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

16	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$10.01	$10.04	$9.87	$9.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.05)(2)	(0.11)(2)	(0.13)(2)	(0.11)(2)	(0.05)
Net realized and unrealized gain/(loss)	0.42	0.18	0.38	0.15	(0.12)
Total from Investment Operations	0.37	0.07	0.25	0.04	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.30)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.08	$10.01	$10.04	$9.87	$9.83
Total Return*	3.73%	0.72%	2.52%	0.41%	(1.70)%
Net Assets, End of Period (in thousands)	$45,532	$47,367	$52,478	$57,190	$57,935
Average Net Assets for the Period (in thousands)	$46,832	$48,364	$54,416	$57,130	$30,839
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.62%	1.60%	1.49%	1.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.27%	1.25%	1.25%	1.25%	1.25%
Ratio of Net Investment Income/(Loss)	(0.97)%	(1.14)%	(1.24)%	(1.13)%	(1.06)%
Portfolio Turnover Rate	0%	0%	0%	59%	38%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.89	$9.92	$9.82	$9.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.07)(2)	(0.12)(2)	(0.18)(2)	(0.14)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.41	0.19	0.36	0.15	(0.08)
Total from Investment Operations	0.34	0.07	0.18	0.01	(0.19)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.30)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.30)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$9.93	$9.89	$9.92	$9.82	$9.81
Total Return*	3.40%	0.72%	1.82%	0.10%	(1.90)%
Net Assets, End of Period (in thousands)	$1,428	$1,381	$1,371	$3,506	$3,502
Average Net Assets for the Period (in thousands)	$1,410	$1,340	$1,578	$3,492	$3,548
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.19%	2.12%	2.07%	1.95%	3.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.65%	1.33%	1.75%	1.58%	1.76%
Ratio of Net Investment Income/(Loss)	(1.35)%	(1.22)%	(1.74)%	(1.46)%	(1.60)%
Portfolio Turnover Rate	0%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

Janus Investment Fund	17

Janus Diversified Alternatives Fund

Consolidated Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013(1)
Net Asset Value, Beginning of Period	$9.95	$9.98	$9.85	$9.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.06)(2)	(0.10)(2)	(0.15)(2)	(0.13)(2)	(0.11)
Net realized and unrealized gain/(loss)	0.42	0.17	0.36	0.16	(0.07)
Total from Investment Operations	0.36	0.07	0.21	0.03	(0.18)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.31)	—	—	—	—
Distributions (from capital gains)	—	(0.10)	(0.08)	—	—
Total Dividends and Distributions	(0.31)	(0.10)	(0.08)	—	—
Net Asset Value, End of Period	$10.00	$9.95	$9.98	$9.85	$9.82
Total Return*	3.63%	0.72%	2.12%	0.31%	(1.80)%
Net Assets, End of Period (in thousands)	$2,336	$1,579	$2,517	$3,809	$3,772
Average Net Assets for the Period (in thousands)	$1,962	$1,689	$2,162	$3,773	$4,004
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.96%	1.87%	1.83%	1.75%	2.94%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.18%	1.51%	1.40%	1.51%
Ratio of Net Investment Income/(Loss)	(1.13)%	(1.08)%	(1.50)%	(1.28)%	(1.36)%
Portfolio Turnover Rate	0%	0%	0%	59%	38%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 28, 2012 (inception date) through June 30, 2013.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Consolidated Financial Statements.

18	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Diversified Alternatives Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks absolute return with low correlation to stocks and bonds. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Investment in Subsidiary

To qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”), 90% of the Fund’s income must be from certain qualified sources. Direct investment in many commodities-related investments generates income that is not from a qualifying source for purposes of meeting this 90% test. The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Janus Diversified Alternatives Subsidiary, Ltd., a wholly-owned subsidiary of the Fund (”Subsidiary”) organized under the laws of the Cayman Islands, which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary may invest without limitation in commodity index-linked swaps, commodity futures, commodity swaps, commodity-linked notes, and other commodity-linked derivative instruments. The Subsidiary may also invest in fixed-income securities and other investments which may serve as margin or collateral for the Subsidiary’s derivatives positions. The Fund may invest 25% or less of its total assets in the Subsidiary. Income or net capital gains from the Fund’s investment in the Subsidiary would be treated as ordinary income to the Fund. Janus Capital is the adviser to the Subsidiary. The Subsidiary will not be subject to U.S. laws (including securities laws) and their protections. The Subsidiary is subject to the laws of a foreign jurisdiction, which can be affected by developments in that jurisdiction.

Janus Investment Fund	19

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

By investing in the Subsidiary, the Fund will be indirectly exposed to the risks associated with the Subsidiary’s investments, which are generally similar to those that are permitted to be held by the Fund. The Subsidiary is not registered under the 1940 Act, and is not subject to all of the provisions of the 1940 Act. The IRS has previously issued a number of private letter rulings to mutual funds (but not the Fund) in which it ruled that income from a fund’s investment in a wholly-owned foreign subsidiary that invests in commodity-linked derivatives, such as the Subsidiary, constitutes qualifying income. The IRS has suspended issuance of any further private letter rulings pending a review of its position. A change in the IRS’ position or changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate and could adversely affect the Fund. In particular, unfavorable treatment of the income derived from the Fund’s investment in the Subsidiary could jeopardize the Fund’s status as a regulated investment company under the Code, which in turn may subject the Fund to higher tax rates and/or penalties. Additionally, the Commodity Futures Trading Commission (“CFTC”) adopted changes to Rule 4.5 under the Commodity Exchange Act in 2012 that required Janus Capital to register with the CFTC, and operation of the Fund and Subsidiary is subject to certain CFTC rules and regulations. Existing or new CFTC regulation may increase the costs of implementing the Fund’s strategies, which could negatively affect the Fund’s returns.

The Subsidiary was incorporated on December 28, 2012 as a wholly-owned subsidiary of Janus Diversified Alternatives Fund. As of December 31, 2016, the Fund owns 864,438 shares of the Subsidiary, with a market value of $11,486,254. This represents 18% of the Fund’s net assets. The Fund’s Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statements of Changes in Net Assets, and Consolidated Financial Highlights include the accounts of both the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation.

As of December 31, 2016, Subsidiary information included in the Consolidated Financial Statements is as follows:

Net assets	$ 11,486,254
Market value of investments	6,455,397
Net income/(loss)	13,106
Net realized gain/(loss)	1,075,732
Net change in unrealized appreciation/depreciation	755,447

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which,

20	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Information on the valuation of certain derivatives is contained in Note 2 below.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Consolidated Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Investment Fund	21

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class. Additionally, the Fund, as a shareholder in the Subsidiary, will also indirectly bear its pro rata share of the expenses incurred by the Subsidiary.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the consolidated financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the consolidated financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s consolidated financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2016, the Fund has restricted cash in the amount of $6,230,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

22	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Janus Investment Fund	23

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Commodity-Linked Investments

The Fund may invest in commodity index-linked swap agreements, commodity options and futures, and options on futures that provide exposure to the investment returns of the commodities markets. The Fund may also invest in other commodity-linked derivative instruments, such as commodity-linked notes (“structured notes”). The Fund will seek to gain exposure to the commodity markets, in whole or in part, through investments in the Subsidiary which is generally subject to the same investment policies and restrictions as the Fund. The Subsidiary invests in commodity-linked investments and other investments which may serve as margin or collateral for the Subsidiary’s derivative positions. Such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of a given commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may therefore be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry or commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Consolidated Statement of Assets and Liabilities as a receivable or payable and in the Consolidated Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Consolidated Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended December 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $6,127,013 and $7,715,392, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure

24	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Consolidated Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Consolidated Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Consolidated Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Consolidated Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold commodity futures to decrease exposure to commodity risk.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund purchased futures on currency indices to increase exposure to currency risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $35,948,847 and $17,716,027, respectively.

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the

Janus Investment Fund	25

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Consolidated Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Consolidated Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Consolidated Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A fixed-income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (e.g., U.S. investment grade bonds, high-yield bonds, or emerging market bonds).

During the period, the Fund entered into total return swaps on equity securities or indices to increase exposure to equity risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of securities or an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same securities or index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities.

During the period, the Fund entered into total return swaps on equity securities or indices to decrease exposure to equity risk. These total return swaps require the Fund to pay an amount equal to the positive price movement of securities or an index multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. The Fund will receive payments of a floating reference interest rate and an amount equal to the negative price movement of the same securities or index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on commodity indices to increase exposure to commodity risk. These total return swaps require the Fund to pay a fixed or a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period, the Fund entered into total return swaps on credit indices to increase exposure to credit risk. These total return swaps require the Fund to pay a floating reference interest rate, and an amount equal to the negative price movement of an index multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index multiplied by the notional amount of the contract.

During the period ended December 31, 2016, the average ending monthly market value amounts on total return swaps which are long and short the reference asset are $720,336 and $(245,800), respectively.

26	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Consolidated Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

	Commodity Contracts		Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts		Total
Asset Derivatives:
Forward currency contracts	$ -		$ -	$ 38,859		$ -		$ -		$ 38,859
Outstanding swap contracts, at value	14		-	-		7		-		21
Variation margin receivable	17,775		-	-		-		-		17,775

Total Asset Derivatives	$ 17,789		$ -	$ 38,859		$ 7		$ -		$ 56,655

Liability Derivatives:
Forward currency contracts	$ -		$ -	$ 50,056		$ -		$ -		$ 50,056
Outstanding swap contracts, at value	-		10,628	-		46		-		10,674
Variation margin payable	46,105	(a)	-	49,174	(a)	9,851	(a)	31,602	(a)	136,732

Total Liability Derivatives	$ 46,105		$ 10,628	$ 99,230		$ 9,897		$ 31,602		$197,462
(a) Amounts relate to variation margin for futures.
(b) Amounts relate to purchased options.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Consolidated Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Consolidated Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ 176,947	$ -	$(506,221)		$ 403,516	$ 826,581	$ 900,823
Investments and foreign currency transactions	-	-	428,441	(a)	-	-	428,441
Swap contracts	898,787	(711,887)	-		2,240,443	-	2,427,343

Total	$1,075,734	$(711,887)	$ (77,780)		$2,643,959	$ 826,581	$ 3,756,607

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts	Interest Rate Contracts	Total
Futures contracts	$ (755,462)	$ -	$ 239,823		$ (193,546)	$ (510,121)	$(1,219,306)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	(18,032)	(a)	-	-	(18,032)
Swap contracts	14	16,849	-		(395)	-	16,468

Total	$ (755,448)	$ 16,849	$ 221,791		$ (193,941)	$ (510,121)	$(1,220,870)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Consolidated Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-

Janus Investment Fund	27

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt

28	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the consolidated financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Consolidated Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Consolidated Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Consolidated Financial Statements and/or the Fund’s Consolidated Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

BNP Paribas	$21	$(7)	$3,180,000(c)	$3,180,014
HSBC Securities (USA), Inc.	38,859	(38,859)	—	—

Total	$38,880	$(38,866)	$3,180,000	$3,180,014
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$10,628	$—	$(10,628)	$—
BNP Paribas	7	(7)	—	—
Goldman Sachs International	39	—	(39)	—
HSBC Securities (USA), Inc.	50,056	(38,859)	—	11,197

Total	$60,730	$(38,866)	$(10,667)	$21,825
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Consolidated Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.
(c)	The Fund pledged $3,180,000 for certain transactions. This amount is included in “Restricted cash” on the Consolidated Statement of Assets and Liabilities.

Janus Investment Fund	29

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Consolidated Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund and the Subsidiary each pay Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s and the Subsidiary's contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	1.00
Over $1 Billion	0.95

Janus Capital has contractually agreed to waive a portion of the Fund’s management fee in an amount equal to the management fee paid to Janus Capital by the Subsidiary. The management fee waiver arrangement related to the Subsidiary may not be discontinued by Janus Capital as long as its contract with the Subsidiary is in place.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses , which include the other expenses of the Subsidiary, including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 1.25% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Consolidated Statement of Operations.

30	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the Subsidiary's transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Consolidated Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Consolidated Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Consolidated Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Consolidated Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during

Janus Investment Fund	31

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Consolidated Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Consolidated Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Consolidated Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Consolidated Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Consolidated Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Consolidated Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Consolidated Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. There were no upfront sales charges retained by Janus Distributors during the period ended December 31, 2016.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were

32	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class C Shares during the period ended December 31, 2016.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	36%	2%
Class C Shares	74	2
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	98	71
Class S Shares	100	2
Class T Shares	55	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (968,111)	$ (565,584)	$ (1,533,695)

Janus Investment Fund	33

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 57,791,568	$ 2,958	$ (991,441)	$ (988,483)

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	27,623	$ 281,820	26,339	$ 256,424
Reinvested dividends and distributions	8,507	84,982	2,902	27,536
Shares repurchased	(14,384)	(146,594)	(13,491)	(131,170)
Net Increase/(Decrease)	21,746	$ 220,208	15,750	$ 152,790
Class C Shares:
Shares sold	7,830	$ 77,629	19,883	$ 190,060
Reinvested dividends and distributions	4,041	39,641	1,863	17,384
Shares repurchased	(31)	(300)	(15,465)	(150,925)
Net Increase/(Decrease)	11,840	$ 116,970	6,281	$ 56,519
Class D Shares:
Shares sold	127,987	$ 1,313,114	376,129	$ 3,665,064
Reinvested dividends and distributions	12,801	128,390	3,381	32,185
Shares repurchased	(164,162)	(1,673,782)	(207,729)	(2,015,347)
Net Increase/(Decrease)	(23,374)	$ (232,278)	171,781	$ 1,681,902
Class I Shares:
Shares sold	203,406	$ 2,083,647	106,810	$ 1,044,128
Reinvested dividends and distributions	10,483	105,459	2,104	20,092
Shares repurchased	(9,171)	(93,408)	(96,470)	(946,722)
Net Increase/(Decrease)	204,718	$ 2,095,698	12,444	$ 117,498
Class N Shares:
Shares sold	59,727	$ 611,119	164,210	$ 1,601,677
Reinvested dividends and distributions	132,356	1,334,148	50,232	480,219
Shares repurchased	(404,150)	(4,135,787)	(711,924)	(6,935,610)
Net Increase/(Decrease)	(212,067)	$(2,190,520)	(497,482)	$(4,853,714)
Class S Shares:
Shares sold	-	$ -	-	$ 48
Reinvested dividends and distributions	4,173	41,439	1,424	13,463
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	4,173	$ 41,439	1,424	$ 13,511
Class T Shares:
Shares sold	104,414	$ 1,058,748	25,467	$ 245,031
Reinvested dividends and distributions	7,049	70,488	1,570	14,927
Shares repurchased	(36,376)	(376,239)	(120,675)	(1,162,815)
Net Increase/(Decrease)	75,087	$ 752,997	(93,638)	$ (902,857)

34	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ -	$ 2,500,000	$ -	$ -

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Janus Investment Fund	35

Janus Diversified Alternatives Fund

Notes to Consolidated Financial Statements (unaudited)

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s consolidated financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s consolidated financial statements.

36	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	37

Janus Diversified Alternatives Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

38	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	39

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

40	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	41

Janus Diversified Alternatives Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

42	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Consolidated Financial Highlights” in this report.

Consolidated Schedule of Investments

Following the performance overview section is the Fund’s Consolidated Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Consolidated Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Consolidated Schedule of Investments (if applicable).

Consolidated Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	43

Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Consolidated Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Consolidated Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Consolidated Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Consolidated Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

44	DECEMBER 31, 2016

Janus Diversified Alternatives Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7551				125-24-93018 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Flexible Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Flexible Bond Fund

Janus Flexible Bond Fund (unaudited)

FUND SNAPSHOT

This dynamic core bond fund leverages a bottom-up, fundamentally driven investment process designed to generate risk-adjusted outperformance and capital preservation. Throughout its history, the fund has utilized an active and flexible approach to manage across a variety of market and rate cycles.

Michael Keough co-portfolio manager	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

During the six-month period ended December 31, 2016, Janus Flexible Bond Fund’s Class T Shares returned -1.93% compared with -2.53% for the Fund’s benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. From there, however, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. Risk assets, including corporate credit, remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, and a projection of three additional hikes in 2017 which drove Treasury yields higher still.

Rates rose across the yield curve, with the move most pronounced in 5- to 10-year Treasury notes. Spreads on both investment-grade and high-yield corporate credit tightened.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the six-month period. Outperformance was led by our corporate credit exposure, which benefited from significant spread tightening during the period. A sustained reach for yield kept demand for U.S. corporate credit strong, and later in the period, President-elect Trump’s policy proposals renewed investor hope that economic growth could lead to improved fundamentals in the coming year. Yield curve positioning and our overweight allocation in investment grade aided relative results, as did our out-of-index allocation to high yield. Gains were concentrated in the lowest tier of investment-grade credit ratings and the highest tier of high-yield ratings.

Further supporting performance was our out-of-benchmark allocation to bank loans. The floating rate nature of the instruments aided results, as short-term interest rates ticked higher. The Fund also benefited from the generally higher yields on the instruments. In our view, loans – which benefit from a senior position in the capital structure and can offer protection in a rising-rate environment – will offer stable and attractive risk-adjusted opportunities in the coming year.

Relative credit sector contributors included technology, banking and financial other. Financial sectors, including banking, benefited from the prospect of rising rates and Mr. Trump’s proposals for a more relaxed regulatory environment. Outperformance in technology was largely due to our overweight allocation and strong security selection. Demand for personal computers and enterprise infrastructure picked up during the period and benefited the cyclical technology sector, including our position in Seagate Technology. The data storage company was the top contributing corporate issuer, on a relative basis. A position in Verisk Analytics, a data analytics and risk assessment firm, further supported performance in the sector. Deleveraging initiatives, accelerated by the sale of its health care services business earlier in 2016, were well received by investors during the period.

Food and beverage was the leading sector detractor on a relative basis. Underperformance was impacted, in part, by

Janus Investment Fund	1

Janus Flexible Bond Fund (unaudited)

our duration positioning in Anheuser-Busch InBev. We continue to like the name, believing the synergies gained from the multinational beverage and brewing company’s merger with SABMiller will be beneficial in driving earnings growth. We also appreciate management’s plans to delever and improve the balance sheet post-merger.

At the asset class level, our positioning in U.S. mortgage-backed securities (MBS) contributed to outperformance. As rates rose, our positions were less exposed to the duration extension across the asset class. Within MBS, we focus on generic agency pass-throughs with higher coupons and less negative convexity than the positions in the index. Our exposure to U.S. Treasurys was the largest detractor. Our yield curve positioning, particularly exposure to the 5- and 10-year notes, weighed on results as rates continued to sell off in December. The backup in rates was most pronounced in the belly of the curve, which was impacted by the Fed’s decision to increase the target federal funds rate, as well as by future Fed projections.

OUTLOOK

Investor sentiment has changed dramatically with the election of Mr. Trump. The pro-business initiatives his administration has proposed have already generated a more positive outlook for the U.S. economy and triggered increased growth and inflation expectations. In our view, this optimism in conjunction with a stronger dollar and relatively higher oil prices will continue to propel rates upward across the yield curve in the coming year. We anticipate a steeper curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. As a result, we will continue to actively manage duration and yield curve positioning, with the expectation of maintaining duration below that of the benchmark.

New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation in the U.S., enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. For the past two years we’ve seen accommodative monetary policy prolong the latter stages of a credit cycle, and we believe the results of the U.S. election may have just further extended the cycle. Global demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes – also contributes to our modestly improved outlook.

Market moves in the coming year will largely be determined by the success of Mr. Trump’s policy execution, in our view, and we will closely monitor the difference between rhetoric and implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. Even as we opportunistically add to credit, we intend to maintain a conservative bias, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Flexible Bond Fund.

2	DECEMBER 31, 2016

Janus Flexible Bond Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.13%	2.13%
Class A Shares MOP	2.03%	2.03%
Class C Shares**	1.44%	1.44%
Class D Shares	2.36%	2.36%
Class I Shares	2.41%	2.41%
Class N Shares	2.52%	2.52%
Class R Shares	1.77%	1.77%
Class S Shares	2.02%	2.02%
Class T Shares	2.27%	2.27%
Weighted Average Maturity		7.1 Years
Average Effective Duration***		4.5 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	0.4%
AA	44.6%
A	7.3%
BBB	38.3%
BB	5.6%
B	1.3%
Not Rated	1.3%
Other	1.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	42.4%
Mortgage-Backed Securities	24.5%
United States Treasury Notes/Bonds	12.9%
Asset-Backed/Commercial Mortgage-Backed Securities	6.5%
U.S. Government Agency Notes	5.3%
Bank Loans and Mezzanine Loans	5.1%
Inflation-Indexed Bonds	1.5%
Investment Companies	1.0%
Preferred Stocks	0.9%
Other	(0.1)%
100.0%

Janus Investment Fund	3

Janus Flexible Bond Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-1.99%	2.38%	2.86%	5.26%	6.72%	0.81%
Class A Shares at MOP	-6.65%	-2.45%	1.86%	4.75%	6.54%
Class C Shares at NAV	-2.33%	1.58%	2.10%	4.51%	6.03%	1.53%
Class C Shares at CDSC	-3.30%	0.58%	2.10%	4.51%	6.03%
Class D Shares(1)	-1.88%	2.61%	3.06%	5.41%	6.77%	0.60%
Class I Shares	-1.86%	2.65%	3.09%	5.33%	6.75%	0.56%
Class N Shares	-1.81%	2.67%	2.95%	5.33%	6.75%	0.44%
Class R Shares	-2.18%	2.00%	2.46%	4.83%	6.32%	1.20%
Class S Shares	-2.05%	2.16%	2.69%	5.09%	6.57%	0.94%
Class T Shares	-1.93%	2.42%	2.95%	5.33%	6.75%	0.69%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.53%	2.65%	2.23%	4.34%	6.45%**
Morningstar Quartile - Class T Shares	-	3rd	2nd	1st	1st
Morningstar Ranking - based on total returns for Intermediate-Term Bond Funds	-	709/1,011	327/909	65/796	25/196
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2016

Janus Flexible Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – July 7, 1987

** The Bloomberg Barclays U.S. Aggregate Bond Index’s since inception returns are calculated from June 30, 1987.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Flexible Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$980.10	$4.09	$1,000.00	$1,021.07	$4.18	0.82%
Class C Shares	$1,000.00	$976.70	$7.57	$1,000.00	$1,017.54	$7.73	1.52%
Class D Shares	$1,000.00	$981.20	$3.00	$1,000.00	$1,022.18	$3.06	0.60%
Class I Shares	$1,000.00	$981.40	$2.80	$1,000.00	$1,022.38	$2.85	0.56%
Class N Shares	$1,000.00	$981.90	$2.25	$1,000.00	$1,022.94	$2.29	0.45%
Class R Shares	$1,000.00	$978.20	$5.98	$1,000.00	$1,019.16	$6.11	1.20%
Class S Shares	$1,000.00	$979.50	$4.69	$1,000.00	$1,020.47	$4.79	0.94%
Class T Shares	$1,000.00	$980.70	$3.44	$1,000.00	$1,021.73	$3.52	0.69%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 6.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$14,947,000	$15,206,348
AmeriCredit Automobile Receivables Trust 2012-4, 3.8200%, 2/10/20 (144A)	5,788,000	5,808,243
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	10,333,000	10,448,093
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	10,100,000	10,286,841
Applebee's Funding LLC / IHOP Funding LLC, 4.2770%, 9/5/44 (144A)	36,857,000	36,427,985
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	11,081,000	11,208,477
Banc of America Commercial Mortgage Trust 2007-3, 5.5485%, 6/10/49‡	8,675,811	8,790,949
Capital Auto Receivables Asset Trust 2013-4, 3.8300%, 7/20/22 (144A)	6,783,000	6,887,730
CGBAM Commercial Mortgage Trust 2014-HD, 3.5382%, 2/15/31 (144A)‡	4,651,000	4,578,490
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	21,850,644	21,565,797
COBALT CMBS Commercial Mortgage Trust 2007-C2, 5.5680%, 4/15/47‡	3,985,536	3,989,275
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	9,919,389	10,094,742
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	5,559,150	5,681,232
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	14,590,000	14,109,623
Cosmopolitan Hotel Trust 2016-COSMO, 2.8039%, 11/15/33 (144A)‡	5,053,000	5,078,334
Cosmopolitan Hotel Trust 2016-COSMO, 4.2039%, 11/15/33 (144A)‡	6,594,000	6,631,184
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	9,735,000	9,798,832
Domino's Pizza Master Issuer LLC, 5.2160%, 1/25/42 (144A)	9,665,856	9,858,815
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	27,142,830	26,860,545
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	17,051,375	15,783,491
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	6,855,842	6,813,886
GS Mortgage Securities Corp II, 3.4350%, 12/10/27 (144A)‡	15,769,000	14,889,752
GS Mortgage Securities Corp Trust 2013-NYC5, 3.6490%, 1/10/30 (144A)‡	7,205,000	7,320,721
Hilton USA Trust 2013-HLT, 4.4534%, 11/5/30 (144A)‡	4,730,000	4,736,187
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	3,212,000	3,234,466
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	4,929,000	4,899,640
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
2.8044%, 2/16/25 (144A)	11,026,101	11,033,004
JP Morgan Chase Commercial Mortgage Securities Trust 2013-WT,
4.8447%, 2/16/25 (144A)	10,795,000	10,792,939
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.4539%, 7/15/36 (144A)‡	4,251,000	4,277,477
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.2039%, 7/15/36 (144A)‡	14,352,000	14,441,634
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	9,457,000	9,145,448
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	4,362,856	4,363,072
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	9,854,979	9,863,589
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	5,389,176	5,433,813
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2452%, 9/15/45‡	7,952,564	8,018,156
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	5,300,000	5,239,485
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	4,500,000	4,410,558
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	5,759,704	5,767,352
Santander Drive Auto Receivables Trust 2013-4, 4.6700%, 1/15/20 (144A)	16,689,000	16,977,403
Santander Drive Auto Receivables Trust 2013-A, 4.7100%, 1/15/21 (144A)	11,182,000	11,465,385
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	10,596,000	10,719,922
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	17,533,000	17,821,072
Starwood Retail Property Trust 2014-STAR, 3.2039%, 11/15/27 (144A)‡	5,056,000	4,983,073
Starwood Retail Property Trust 2014-STAR, 3.9539%, 11/15/27 (144A)‡	16,629,884	15,843,345
Starwood Retail Property Trust 2014-STAR, 4.8539%, 11/15/27 (144A)‡	8,155,000	7,705,460
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	19,820,325	19,892,174
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.3830%, 12/15/43	15,753,104	15,756,648
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	27,520,082	27,764,229
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9692%, 2/15/51‡	18,292,731	18,340,365
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9416%, 5/15/46‡	7,386,597	7,403,659
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2882%, 1/15/27 (144A)‡	4,847,000	4,727,952
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9540%, 2/15/27 (144A)‡	6,719,000	6,738,304
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.7880%, 2/15/27 (144A)‡	1,982,000	1,982,317

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	$33,026,938	$32,976,604
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $599,818,233)		594,874,117
Bank Loans and Mezzanine Loans – 5.1%
Basic Industry – 0.3%
Axalta Coating Systems US Holdings Inc, 3.4982%, 2/1/23(a),‡	26,580,187	26,829,509
Communications – 1.6%
Charter Communications Operating LLC, 3.0200%, 7/1/20‡	8,960,360	8,997,725
Charter Communications Operating LLC, 3.0200%, 1/3/21‡	11,117,594	11,160,841
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	25,970,748	26,105,750
Level 3 Financing Inc, 4.0000%, 1/15/20(a),‡	2,792,000	2,828,296
Level 3 Financing Inc, 3.5000%, 5/31/22‡	43,621,000	44,111,736
Mission Broadcasting Inc, 0%, 9/26/23(a),‡	959,645	967,140
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	10,769,355	10,853,463
Nielsen Finance LLC, 3.1542%, 10/4/23‡	23,985,423	24,235,352
T-Mobile USA Inc, 3.5200%, 11/9/22‡	18,451,218	18,662,669
		147,922,972
Consumer Cyclical – 1.8%
Aramark Services Inc, 3.3533%, 9/7/19‡	16,366,686	16,520,206
Aramark Services Inc, 3.4982%, 2/24/21‡	21,998,895	22,183,466
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	1,249,182	1,259,413
Hilton Worldwide Finance LLC, 3.2561%, 10/25/23(a),‡	51,801,390	52,358,254
KFC Holding Co, 3.4862%, 6/16/23‡	49,738,165	50,391,227
Landry's Inc, 4.0000%, 10/4/23‡	24,670,000	24,894,744
		167,607,310
Consumer Non-Cyclical – 0.6%
HCA Inc, 3.5200%, 2/15/24‡	27,655,930	27,971,485
Quintiles IMS Inc, 3.5000%, 3/17/21‡	14,047,763	14,127,975
Tumi Holdings Inc, 3.3556%, 8/1/21‡	9,291,563	9,284,308
		51,383,768
Technology – 0.8%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23(a),‡	56,591,687	57,370,142
CommScope Inc, 3.2700%, 12/29/22(a),‡	17,757,947	17,909,008
		75,279,150
Total Bank Loans and Mezzanine Loans (cost $466,886,837)		469,022,709
Corporate Bonds – 42.4%
Asset-Backed Securities – 0.2%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	21,455,000	21,435,547
Banking – 6.4%
Ally Financial Inc, 3.2500%, 11/5/18	10,809,000	10,822,511
Ally Financial Inc, 8.0000%, 12/31/18	4,153,000	4,531,961
Bank of America Corp, 5.4200%, 3/15/17	5,560,000	5,600,277
Bank of America Corp, 3.8750%, 3/22/17	4,125,000	4,148,347
Bank of America Corp, 5.7000%, 5/2/17	13,175,000	13,354,351
Bank of America Corp, 4.1830%, 11/25/27	47,415,000	47,372,753
Bank of America Corp, 6.3000%µ	8,804,000	9,200,180
Bank of America NA, 5.3000%, 3/15/17	28,155,000	28,373,004
Citigroup Inc, 2.3607%, 9/1/23‡	24,083,000	24,561,842
Citizens Financial Group Inc, 3.7500%, 7/1/24	6,682,000	6,460,391
Citizens Financial Group Inc, 4.3500%, 8/1/25	4,646,000	4,661,671
Citizens Financial Group Inc, 4.3000%, 12/3/25	25,008,000	25,369,716
Credit Suisse AG/New York NY, 1.3750%, 5/26/17	5,433,000	5,434,174
Discover Financial Services, 3.9500%, 11/6/24	18,411,000	18,224,184
Discover Financial Services, 3.7500%, 3/4/25	15,558,000	15,191,158
Goldman Sachs Capital I, 6.3450%, 2/15/34	28,349,000	33,659,476
Goldman Sachs Group Inc, 5.6250%, 1/15/17	7,686,000	7,695,385
Goldman Sachs Group Inc, 3.7500%, 2/25/26	19,520,000	19,550,549
JPMorgan Chase & Co, 2.2950%, 8/15/21	31,699,000	31,082,867
JPMorgan Chase & Co, 3.3750%, 5/1/23	34,978,000	34,816,821
Morgan Stanley, 5.5500%, 4/27/17	7,440,000	7,538,372
Morgan Stanley, 2.4500%, 2/1/19	11,606,000	11,681,497

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Banking – (continued)
Morgan Stanley, 2.8000%, 6/16/20	$17,498,000	$17,628,868
Morgan Stanley, 4.8750%, 11/1/22	7,831,000	8,383,673
Morgan Stanley, 3.9500%, 4/23/27	17,340,000	17,138,769
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	30,900,000	31,060,989
Santander UK PLC, 5.0000%, 11/7/23 (144A)	26,374,000	26,830,903
SVB Financial Group, 5.3750%, 9/15/20	16,641,000	18,017,910
Synchrony Financial, 2.6000%, 1/15/19	831,000	834,922
Synchrony Financial, 3.0000%, 8/15/19	21,494,000	21,763,126
Synchrony Financial, 4.5000%, 7/23/25	23,962,000	24,581,969
UBS AG, 4.7500%, 5/22/23‡	14,353,000	14,640,060
UBS AG/Jersey, 7.2500%, 2/22/22‡	3,087,000	3,105,266
Wells Fargo & Co, 2.1000%, 5/8/17	7,658,000	7,679,588
Wells Fargo & Co, 3.0000%, 4/22/26	7,370,000	7,022,770
Wells Fargo & Co, 5.8750%µ	12,530,000	13,155,247
		581,175,547
Basic Industry – 1.0%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	8,688,000	8,342,113
ArcelorMittal, 7.2500%, 2/25/22‡	1,580,000	1,781,450
Ashland LLC, 3.8750%, 4/15/18	11,284,000	11,580,205
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	32,024,000	32,375,303
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	17,274,000	17,449,435
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	17,032,000	17,119,255
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	2,071,000	2,063,234
		90,710,995
Brokerage – 3.4%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	10,514,000	10,599,069
Charles Schwab Corp, 3.0000%, 3/10/25	11,610,000	11,376,395
Charles Schwab Corp, 4.6250%µ	14,466,000	13,598,040
Charles Schwab Corp, 7.0000%µ	16,618,000	18,902,975
E*TRADE Financial Corp, 5.3750%, 11/15/22	21,195,000	22,424,840
E*TRADE Financial Corp, 4.6250%, 9/15/23	28,634,000	29,206,680
Intercontinental Exchange Inc, 3.7500%, 12/1/25	19,155,000	19,650,233
Lazard Group LLC, 4.2500%, 11/14/20	20,019,000	20,918,514
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	24,804,000	25,641,135
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	23,697,000	18,780,109
Raymond James Financial Inc, 5.6250%, 4/1/24	47,096,000	52,386,953
Raymond James Financial Inc, 3.6250%, 9/15/26	5,349,000	5,208,776
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	7,387,000	8,344,850
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	18,184,000	18,391,916
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	34,587,000	35,068,555
		310,499,040
Capital Goods – 1.8%
Arconic Inc, 5.1250%, 10/1/24	24,431,000	25,041,775
Ball Corp, 4.3750%, 12/15/20	11,110,000	11,609,950
CIT Group Inc, 5.0000%, 5/15/18 (144A)	5,242,000	5,307,525
CNH Industrial Capital LLC, 3.6250%, 4/15/18	12,126,000	12,277,575
General Electric Co, 5.0000%µ	21,768,000	22,588,654
L-3 Communications Corp, 3.8500%, 12/15/26	3,666,000	3,638,608
Martin Marietta Materials Inc, 4.2500%, 7/2/24	9,436,000	9,576,238
Masco Corp, 3.5000%, 4/1/21	11,390,000	11,418,475
Masco Corp, 4.3750%, 4/1/26	1,921,000	1,953,791
Owens Corning, 4.2000%, 12/1/24	10,030,000	10,261,974
Owens Corning, 3.4000%, 8/15/26	3,714,000	3,522,852
Vulcan Materials Co, 7.0000%, 6/15/18	13,081,000	13,963,967
Vulcan Materials Co, 7.5000%, 6/15/21	7,053,000	8,304,907
Vulcan Materials Co, 4.5000%, 4/1/25	19,946,000	20,843,570

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
Xylem Inc/NY, 3.2500%, 11/1/26	$5,585,000	$5,415,093
		165,724,954
Communications – 4.2%
American Tower Corp, 3.3000%, 2/15/21	21,096,000	21,319,175
American Tower Corp, 3.4500%, 9/15/21	1,835,000	1,857,027
American Tower Corp, 3.5000%, 1/31/23	3,254,000	3,260,440
American Tower Corp, 4.4000%, 2/15/26	11,535,000	11,771,364
American Tower Corp, 3.3750%, 10/15/26	25,178,000	23,800,134
BellSouth LLC, 4.4000%, 4/26/17 (144A)	89,008,000	89,920,332
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	16,151,000	16,635,530
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	32,576,000	34,290,117
Comcast Corp, 2.3500%, 1/15/27	11,068,000	10,213,108
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	23,525,000	22,431,464
Crown Castle International Corp, 4.8750%, 4/15/22	27,628,000	29,418,294
Crown Castle International Corp, 5.2500%, 1/15/23	14,508,000	15,614,235
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	11,871,000	11,883,307
Time Warner Cable LLC, 5.8500%, 5/1/17	16,071,000	16,298,694
UBM PLC, 5.7500%, 11/3/20 (144A)	18,799,000	19,748,989
Verizon Communications Inc, 1.7500%, 8/15/21	7,299,000	6,995,362
Verizon Communications Inc, 2.6250%, 8/15/26	43,852,000	40,306,522
Verizon Communications Inc, 4.1250%, 8/15/46	9,267,000	8,369,880
		384,133,974
Consumer Cyclical – 3.7%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	22,674,000	23,127,480
Brinker International Inc, 3.8750%, 5/15/23	29,696,000	28,099,840
CVS Health Corp, 2.8000%, 7/20/20	34,494,000	34,992,818
CVS Health Corp, 4.7500%, 12/1/22	8,829,000	9,577,461
CVS Health Corp, 5.0000%, 12/1/24	11,868,000	12,976,768
DR Horton Inc, 4.7500%, 5/15/17	6,951,000	7,011,821
DR Horton Inc, 3.7500%, 3/1/19	12,226,000	12,470,520
DR Horton Inc, 4.0000%, 2/15/20	2,925,000	3,005,437
Ford Motor Co, 4.3460%, 12/8/26	13,750,000	13,874,451
Ford Motor Credit Co LLC, 3.0000%, 6/12/17	3,683,000	3,704,372
General Motors Co, 4.8750%, 10/2/23	29,111,000	30,484,282
General Motors Financial Co Inc, 3.1000%, 1/15/19	18,300,000	18,487,758
General Motors Financial Co Inc, 3.7000%, 5/9/23	7,512,000	7,383,770
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	27,244,000	26,426,680
IHO Verwaltungs GmbH, 4.1250%, 9/15/21 (144A)	4,265,000	4,307,650
IHO Verwaltungs GmbH, 4.5000%, 9/15/23 (144A)	3,048,000	2,979,420
MDC Holdings Inc, 5.5000%, 1/15/24	13,625,000	14,067,812
Priceline Group Inc, 3.6000%, 6/1/26	32,263,000	31,862,197
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	5,836,000	5,952,720
Toll Brothers Finance Corp, 4.0000%, 12/31/18	5,979,000	6,135,949
Toll Brothers Finance Corp, 5.8750%, 2/15/22	4,861,000	5,274,185
Toll Brothers Finance Corp, 4.3750%, 4/15/23	3,327,000	3,318,682
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	5,649,000	5,608,564
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	3,584,000	3,556,371
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	14,583,000	14,293,921
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	2,505,000	2,536,989
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	6,154,000	6,346,312
		337,864,230
Consumer Non-Cyclical – 6.7%
AbbVie Inc, 3.2000%, 5/14/26	30,355,000	28,838,525
Actavis Funding SCS, 3.0000%, 3/12/20	27,516,000	27,883,806
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	6,152,000	6,180,225
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	35,101,000	35,686,801
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	56,491,000	57,260,916
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	20,841,000	22,377,669

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Becton Dickinson and Co, 1.8000%, 12/15/17	$13,827,000	$13,857,544
Constellation Brands Inc, 4.2500%, 5/1/23	22,497,000	23,326,914
Constellation Brands Inc, 3.7000%, 12/6/26	5,328,000	5,205,669
Danone SA, 2.0770%, 11/2/21 (144A)	25,400,000	24,641,861
Danone SA, 2.5890%, 11/2/23 (144A)	16,000,000	15,398,672
Express Scripts Holding Co, 4.5000%, 2/25/26	15,798,000	16,241,940
HCA Inc, 3.7500%, 3/15/19	8,775,000	9,016,312
HCA Inc, 5.3750%, 2/1/25	3,137,000	3,144,842
Kraft Heinz Foods Co, 2.8000%, 7/2/20	13,466,000	13,584,555
Kraft Heinz Foods Co, 3.5000%, 7/15/22	11,538,000	11,700,097
Kraft Heinz Foods Co, 3.0000%, 6/1/26	15,049,000	14,107,760
Life Technologies Corp, 6.0000%, 3/1/20	14,721,000	16,026,915
Molson Coors Brewing Co, 3.0000%, 7/15/26	30,591,000	28,874,937
Molson Coors Brewing Co, 4.2000%, 7/15/46	7,358,000	6,846,148
Newell Brands Inc, 3.1500%, 4/1/21	6,006,000	6,107,213
Newell Brands Inc, 3.8500%, 4/1/23	5,150,000	5,336,590
Newell Brands Inc, 5.0000%, 11/15/23	10,216,000	10,953,054
Newell Brands Inc, 4.2000%, 4/1/26	35,862,000	37,380,935
Perrigo Finance Unlimited Co, 3.9000%, 12/15/24	16,301,000	15,937,716
Perrigo Finance Unlimited Co, 4.3750%, 3/15/26	6,596,000	6,593,691
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	14,812,000	14,294,691
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	20,027,000	19,012,572
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	19,967,000	18,632,785
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	1,367,000	1,382,379
Sysco Corp, 2.5000%, 7/15/21	4,608,000	4,554,681
Sysco Corp, 3.3000%, 7/15/26	11,453,000	11,222,577
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	19,797,000	20,044,462
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	15,930,000	15,531,750
Wm Wrigley Jr Co, 2.4000%, 10/21/18 (144A)	24,834,000	25,051,571
Wm Wrigley Jr Co, 3.3750%, 10/21/20 (144A)	15,037,000	15,445,856
		607,684,631
Electric – 1.3%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	2,650,000	2,567,506
Dominion Resources Inc/VA, 2.8500%, 8/15/26	3,727,000	3,484,063
Duke Energy Corp, 1.8000%, 9/1/21	7,162,000	6,892,644
Duke Energy Corp, 2.6500%, 9/1/26	11,190,000	10,427,950
IPALCO Enterprises Inc, 5.0000%, 5/1/18	8,303,000	8,572,847
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	16,355,000	17,633,487
Southern Co, 2.3500%, 7/1/21	28,177,000	27,667,081
Southern Co, 2.9500%, 7/1/23	15,027,000	14,812,475
Southern Co, 3.2500%, 7/1/26	28,615,000	27,807,971
		119,866,024
Energy – 4.5%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	3,025,000	3,240,928
Anadarko Petroleum Corp, 5.5500%, 3/15/26	19,437,000	21,726,698
Antero Resources Corp, 5.3750%, 11/1/21	20,206,000	20,660,635
Buckeye Partners LP, 3.9500%, 12/1/26	4,121,000	4,014,402
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	4,109,000	4,170,064
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	7,304,000	7,602,303
Cenovus Energy Inc, 5.7000%, 10/15/19	458,000	489,716
Cimarex Energy Co, 5.8750%, 5/1/22	15,286,000	15,888,406
Cimarex Energy Co, 4.3750%, 6/1/24	5,128,000	5,326,884
ConocoPhillips Co, 4.2000%, 3/15/21	14,109,000	14,974,756
ConocoPhillips Co, 4.9500%, 3/15/26	18,545,000	20,446,456
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	3,594,000	3,727,876
Energy Transfer Partners LP, 4.1500%, 10/1/20	9,083,000	9,399,161
Energy Transfer Partners LP, 4.7500%, 1/15/26	9,519,000	9,828,291
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	33,909,000	34,994,902
Hess Corp, 4.3000%, 4/1/27	16,686,000	16,584,733

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	$10,325,000	$10,780,332
Kinder Morgan Energy Partners LP, 5.0000%, 10/1/21	8,474,000	9,014,904
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	9,790,000	10,041,016
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	978,000	1,095,669
Motiva Enterprises LLC, 5.7500%, 1/15/20 (144A)	7,815,000	8,440,106
MPLX LP, 4.5000%, 7/15/23	4,571,000	4,637,778
Oceaneering International Inc, 4.6500%, 11/15/24	21,567,000	21,247,485
Phillips 66 Partners LP, 3.6050%, 2/15/25	11,163,000	10,918,832
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	23,237,000	23,976,169
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	13,199,000	14,506,361
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	24,620,000	24,835,425
Spectra Energy Partners LP, 4.7500%, 3/15/24	22,135,000	23,474,234
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	6,335,000	6,469,619
Western Gas Partners LP, 5.3750%, 6/1/21	22,530,000	24,212,946
Williams Cos Inc, 3.7000%, 1/15/23	5,933,000	5,725,345
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	17,694,000	18,011,979
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	1,622,000	1,636,509
		412,100,920
Finance Companies – 0.8%
CIT Group Inc, 4.2500%, 8/15/17	52,809,000	53,469,112
CIT Group Inc, 5.5000%, 2/15/19 (144A)	12,367,000	13,047,185
International Lease Finance Corp, 8.7500%, 3/15/17	8,795,000	8,915,931
		75,432,228
Financial Institutions – 1.2%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	25,498,000	26,262,914
Kennedy-Wilson Inc, 5.8750%, 4/1/24	35,017,000	35,673,569
LeasePlan Corp NV, 2.5000%, 5/16/18 (144A)	43,823,000	43,880,277
		105,816,760
Industrial – 0.1%
Cintas Corp No 2, 4.3000%, 6/1/21	6,877,000	7,292,426
Insurance – 0.9%
Aetna Inc, 2.4000%, 6/15/21	12,926,000	12,855,928
Aetna Inc, 2.8000%, 6/15/23	9,351,000	9,200,477
Aetna Inc, 3.2000%, 6/15/26	42,080,000	41,567,045
Berkshire Hathaway Inc, 3.1250%, 3/15/26	3,462,000	3,434,536
CNO Financial Group Inc, 4.5000%, 5/30/20	5,157,000	5,285,925
Voya Financial Inc, 5.6500%, 5/15/53‡	13,763,000	13,556,555
		85,900,466
Real Estate Investment Trusts (REITs) – 1.4%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	5,112,000	5,097,058
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22	25,967,000	27,445,120
Alexandria Real Estate Equities Inc, 4.5000%, 7/30/29	11,703,000	11,689,226
Goodman Funding Pty Ltd, 6.3750%, 4/15/21 (144A)	23,721,000	26,760,917
Post Apartment Homes LP, 4.7500%, 10/15/17	11,448,000	11,622,903
Senior Housing Properties Trust, 6.7500%, 4/15/20	5,306,000	5,739,113
Senior Housing Properties Trust, 6.7500%, 12/15/21	6,203,000	6,936,257
SL Green Realty Corp, 5.0000%, 8/15/18	11,451,000	11,924,224
SL Green Realty Corp, 7.7500%, 3/15/20	20,371,000	22,983,499
		130,198,317
Technology – 4.2%
Cadence Design Systems Inc, 4.3750%, 10/15/24	33,934,000	33,234,009
Fidelity National Information Services Inc, 3.6250%, 10/15/20	10,591,000	10,956,432
Fidelity National Information Services Inc, 5.0000%, 3/15/22	3,586,000	3,684,866
Fidelity National Information Services Inc, 4.5000%, 10/15/22	14,187,000	15,126,307
Fidelity National Information Services Inc, 3.0000%, 8/15/26	18,526,000	17,395,692
NXP BV / NXP Funding LLC, 4.1250%, 6/15/20 (144A)	7,380,000	7,638,300
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	5,354,000	5,528,005
NXP BV / NXP Funding LLC, 3.8750%, 9/1/22 (144A)	20,579,000	20,836,237

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
NXP BV / NXP Funding LLC, 4.6250%, 6/1/23 (144A)	$12,333,000	$12,949,650
Seagate HDD Cayman, 4.7500%, 1/1/25	22,402,000	21,342,273
Seagate HDD Cayman, 4.8750%, 6/1/27	5,849,000	5,263,732
Seagate HDD Cayman, 5.7500%, 12/1/34	5,079,000	4,329,847
Total System Services Inc, 3.8000%, 4/1/21	11,204,000	11,554,696
Total System Services Inc, 4.8000%, 4/1/26	39,372,000	42,367,382
Trimble Inc, 4.7500%, 12/1/24	39,735,000	40,191,833
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	55,832,000	55,606,383
Verisk Analytics Inc, 4.8750%, 1/15/19	10,487,000	10,990,093
Verisk Analytics Inc, 5.8000%, 5/1/21	33,674,000	37,438,012
Verisk Analytics Inc, 4.1250%, 9/12/22	13,064,000	13,596,580
Verisk Analytics Inc, 5.5000%, 6/15/45	13,808,000	14,657,413
		384,687,742
Transportation – 0.6%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	22,010,000	22,392,534
Penske Truck Leasing Co Lp / PTL Finance Corp, 2.5000%, 6/15/19 (144A)	9,157,000	9,176,880
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.8750%, 7/11/22 (144A)	1,452,000	1,556,543
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	10,648,000	11,048,280
Southwest Airlines Co, 5.1250%, 3/1/17	10,814,000	10,876,754
		55,050,991
Total Corporate Bonds (cost $3,852,532,845)		3,875,574,792
Inflation-Indexed Bonds – 1.5%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ (cost $141,639,190)	146,060,818	141,218,610
Mortgage-Backed Securities – 24.5%
Fannie Mae Pool:
6.0000%, 8/1/22	4,425,973	4,733,722
5.5000%, 1/1/25	1,501,930	1,597,402
4.0000%, 3/1/29	7,383,000	7,830,069
4.0000%, 6/1/29	2,688,886	2,853,436
4.0000%, 7/1/29	7,283,206	7,689,020
4.0000%, 9/1/29	8,153,675	8,611,435
5.0000%, 9/1/29	6,419,522	6,994,640
3.5000%, 10/1/29	37,028,817	38,924,994
5.0000%, 1/1/30	2,350,767	2,559,254
3.5000%, 5/1/33	5,845,246	6,068,186
4.0000%, 4/1/34	9,155,087	9,720,733
6.0000%, 10/1/35	5,865,712	6,688,107
6.0000%, 12/1/35	4,687,616	5,359,723
6.0000%, 2/1/37	2,330,649	2,718,696
6.0000%, 9/1/37	4,724,861	5,055,667
6.0000%, 10/1/38	5,043,374	5,714,157
7.0000%, 2/1/39	2,083,628	2,507,787
5.5000%, 12/1/39	8,879,443	9,931,632
5.5000%, 3/1/40	7,134,040	8,104,852
5.5000%, 4/1/40	15,245,320	17,001,004
4.5000%, 10/1/40	1,498,436	1,617,831
5.0000%, 10/1/40	2,173,994	2,412,707
5.5000%, 2/1/41	4,057,000	4,608,525
5.0000%, 5/1/41	3,347,797	3,662,076
5.5000%, 5/1/41	4,887,837	5,455,339
5.5000%, 6/1/41	10,739,698	12,163,504
5.5000%, 6/1/41	4,286,045	4,781,954
5.5000%, 7/1/41	17,898,386	19,971,025
4.5000%, 8/1/41	8,030,701	8,671,398
5.0000%, 10/1/41	4,140,145	4,529,210
5.5000%, 12/1/41	9,240,057	10,338,771
5.5000%, 2/1/42	43,125,819	48,059,732
4.0000%, 6/1/42	12,362,312	13,105,821

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 7/1/42	$23,349,946	$24,066,465
4.0000%, 7/1/42	7,373,358	7,814,870
4.0000%, 8/1/42	5,249,979	5,565,367
4.0000%, 9/1/42	6,758,170	7,165,661
4.0000%, 9/1/42	6,313,192	6,695,432
4.0000%, 11/1/42	8,186,783	8,683,209
4.5000%, 11/1/42	5,263,368	5,702,513
4.0000%, 12/1/42	3,076,152	3,258,709
3.5000%, 1/1/43	15,484,551	15,959,880
3.5000%, 2/1/43	32,658,348	33,662,813
3.5000%, 2/1/43	5,749,681	5,926,057
4.5000%, 2/1/43	31,466,552	33,981,516
3.5000%, 3/1/43	17,038,389	17,564,916
4.5000%, 3/1/43	11,956,953	13,215,456
4.0000%, 5/1/43	17,070,626	18,100,060
4.0000%, 7/1/43	23,137,694	24,532,799
4.0000%, 8/1/43	20,740,840	21,994,262
4.0000%, 9/1/43	6,048,413	6,412,178
5.5000%, 10/1/43	8,662,690	9,843,059
3.5000%, 1/1/44	24,163,100	24,941,238
3.5000%, 1/1/44	9,474,233	9,777,970
4.0000%, 2/1/44	12,759,869	13,533,749
3.5000%, 4/1/44	11,289,025	11,634,596
4.5000%, 5/1/44	58,591,341	64,022,005
5.5000%, 5/1/44	9,212,273	10,277,164
4.0000%, 6/1/44	19,619,025	20,807,156
4.0000%, 7/1/44	34,741,865	36,903,660
5.0000%, 7/1/44	13,805,884	15,385,355
4.0000%, 8/1/44	19,467,181	20,679,310
4.0000%, 8/1/44	7,377,620	7,837,379
4.5000%, 8/1/44	26,320,097	28,723,714
4.5000%, 10/1/44	19,816,534	21,598,467
4.5000%, 10/1/44	10,769,709	11,681,360
3.5000%, 2/1/45	28,784,007	29,670,198
4.5000%, 3/1/45	18,779,502	20,369,579
4.0000%, 5/1/45	15,220,176	16,159,767
4.5000%, 5/1/45	17,815,427	19,416,944
4.5000%, 5/1/45	10,938,247	11,964,904
4.5000%, 6/1/45	9,344,592	10,210,830
4.5000%, 9/1/45	43,875,828	47,594,482
4.0000%, 10/1/45	28,885,880	30,577,916
4.5000%, 10/1/45	37,608,117	40,990,455
4.5000%, 10/1/45	19,153,759	21,117,127
3.5000%, 12/1/45	9,672,420	9,962,891
4.0000%, 12/1/45	13,410,725	14,238,564
3.5000%, 1/1/46	27,581,916	28,405,094
3.5000%, 1/1/46	23,627,862	24,333,222
4.0000%, 1/1/46	6,357,082	6,732,704
4.0000%, 1/1/46	5,365,484	5,682,911
4.5000%, 2/1/46	33,592,541	36,628,671
4.5000%, 2/1/46	12,542,627	13,624,409
4.0000%, 4/1/46	17,395,063	18,489,395
4.5000%, 4/1/46	16,612,572	18,220,210
4.0000%, 5/1/46	20,976,165	22,222,524
4.0000%, 6/1/46	6,559,604	6,959,638
4.5000%, 6/1/46	33,955,678	36,874,779
3.5000%, 7/1/46	17,767,032	18,273,149
3.5000%, 7/1/46	17,603,813	18,131,321
4.0000%, 7/1/46	6,640,982	7,047,873

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
4.5000%, 7/1/46	$11,561,818	$12,539,092
4.0000%, 10/1/46	4,469,755	4,736,718
		1,419,166,121
Freddie Mac Gold Pool:
5.0000%, 6/1/20	1,745,993	1,825,219
5.5000%, 12/1/28	3,782,964	4,190,941
3.5000%, 7/1/29	7,145,051	7,468,049
3.5000%, 9/1/29	6,309,375	6,595,176
8.0000%, 4/1/32	2,595,454	3,277,713
5.5000%, 10/1/36	4,176,868	4,738,528
5.5000%, 4/1/40	7,925,477	8,865,928
6.0000%, 4/1/40	3,990,846	4,657,715
5.5000%, 5/1/41	6,386,763	7,083,991
5.5000%, 8/1/41	12,414,215	14,253,177
5.5000%, 8/1/41	11,717,840	13,302,701
5.0000%, 3/1/42	10,190,038	11,323,872
3.5000%, 2/1/44	12,312,336	12,676,030
4.5000%, 5/1/44	9,827,208	10,672,177
5.0000%, 7/1/44	3,513,358	3,896,751
4.0000%, 8/1/44	3,174,899	3,361,342
4.5000%, 9/1/44	38,089,006	41,672,722
4.5000%, 6/1/45	19,635,519	21,486,424
4.0000%, 2/1/46	7,026,164	7,462,178
4.5000%, 2/1/46	18,388,351	20,125,733
4.5000%, 2/1/46	11,969,622	12,984,928
4.5000%, 5/1/46	9,146,631	9,971,211
4.5000%, 6/1/46	10,963,031	11,892,956
3.5000%, 7/1/46	35,531,880	36,546,545
4.0000%, 7/1/46	18,940,522	20,018,090
		300,350,097
Ginnie Mae I Pool:
4.0000%, 8/15/24	3,423,295	3,576,775
5.1000%, 1/15/32	8,733,217	9,963,492
7.5000%, 8/15/33	8,523,508	9,953,128
4.9000%, 10/15/34	10,062,815	11,474,307
5.5000%, 9/15/35	2,470,490	2,838,684
5.5000%, 3/15/36	3,403,303	3,840,742
5.5000%, 2/15/39	6,272,168	7,067,812
5.5000%, 6/15/39	15,004,598	17,053,580
5.5000%, 8/15/39	9,677,662	11,243,696
5.5000%, 8/15/39	6,400,282	7,435,103
5.0000%, 9/15/39	10,673,655	11,707,462
5.0000%, 9/15/39	4,676,721	5,128,675
5.0000%, 10/15/39	3,371,084	3,729,782
5.0000%, 11/15/39	5,923,941	6,501,141
5.0000%, 1/15/40	1,905,323	2,096,556
5.0000%, 5/15/40	7,639,982	8,457,953
5.0000%, 5/15/40	2,128,417	2,368,410
5.0000%, 5/15/40	699,373	779,101
5.0000%, 7/15/40	6,082,515	6,677,240
5.0000%, 7/15/40	2,000,507	2,199,726
4.5000%, 9/15/40	6,820,526	7,466,565
5.0000%, 2/15/41	6,112,873	6,742,941
5.0000%, 4/15/41	2,112,928	2,323,698
4.5000%, 5/15/41	13,376,648	15,096,031
4.5000%, 5/15/41	7,583,546	8,309,915
5.0000%, 5/15/41	2,241,400	2,492,163
4.5000%, 7/15/41	6,135,799	6,976,475
4.5000%, 7/15/41	1,868,091	2,070,782

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae I Pool – (continued)
4.5000%, 8/15/41	$15,933,797	$17,597,180
5.0000%, 9/15/41	3,488,668	3,902,703
5.0000%, 11/15/43	13,572,666	15,244,024
4.5000%, 5/15/44	8,021,526	8,785,301
5.0000%, 6/15/44	11,175,348	12,484,395
5.0000%, 6/15/44	7,108,941	7,929,012
5.0000%, 7/15/44	5,201,718	5,798,614
4.0000%, 1/15/45	35,982,871	38,451,373
4.0000%, 4/15/45	8,350,039	9,072,124
4.0000%, 7/15/46	27,485,383	29,778,229
4.5000%, 8/15/46	39,611,575	43,390,981
		378,005,871
Ginnie Mae II Pool:
6.0000%, 11/20/34	3,367,312	3,925,000
5.5000%, 3/20/35	14,196,001	15,935,485
5.5000%, 3/20/36	3,476,584	3,873,802
5.5000%, 11/20/37	3,726,418	4,163,924
6.0000%, 1/20/39	1,485,264	1,666,820
7.0000%, 5/20/39	741,661	872,084
5.0000%, 6/20/41	8,079,253	8,777,914
6.0000%, 12/20/41	2,757,127	3,152,772
5.5000%, 1/20/42	4,711,266	5,253,309
6.0000%, 1/20/42	1,643,379	1,870,336
6.0000%, 2/20/42	2,459,520	2,785,358
6.0000%, 3/20/42	1,565,176	1,784,531
6.0000%, 4/20/42	6,638,838	7,623,513
3.5000%, 5/20/42	4,855,422	5,086,015
5.5000%, 5/20/42	5,233,533	5,800,334
6.0000%, 5/20/42	4,409,006	5,011,475
5.5000%, 7/20/42	7,760,850	8,505,118
6.0000%, 7/20/42	1,763,506	1,975,420
6.0000%, 8/20/42	1,797,704	2,055,506
6.0000%, 9/20/42	1,986,941	2,273,924
6.0000%, 11/20/42	1,688,442	1,926,354
6.0000%, 2/20/43	2,231,039	2,548,946
4.0000%, 3/20/43	6,119,726	6,598,508
5.0000%, 12/20/44	11,819,709	13,308,771
5.0000%, 9/20/45	4,405,975	4,965,886
4.0000%, 10/20/45	16,575,825	17,866,139
		139,607,244
Total Mortgage-Backed Securities (cost $2,254,976,332)		2,237,129,333
United States Treasury Notes/Bonds – 12.9%
0.7500%, 9/30/18	45,913,000	45,594,915
1.5000%, 10/31/19	72,869,900	73,012,142
1.5000%, 11/30/19	110,057,700	110,230,711
1.3750%, 9/30/20	15,553,000	15,365,337
1.7500%, 12/31/20	160,406,000	160,224,260
1.3750%, 1/31/21	140,279,000	137,921,471
1.1250%, 2/28/21	268,461,000	260,989,193
1.2500%, 3/31/21	151,024,000	147,408,032
2.0000%, 8/15/25	31,836,000	30,794,135
3.6250%, 2/15/44	63,250,400	69,958,674
3.1250%, 8/15/44	52,953,800	53,476,401
3.0000%, 11/15/44	28,758,500	28,345,125
2.8750%, 11/15/46	47,519,000	45,765,311
Total United States Treasury Notes/Bonds (cost $1,186,607,135)		1,179,085,707
Preferred Stocks – 0.9%
Banks – 0.4%
Citigroup Capital XIII, 7.2573%	1,299,103	33,542,839

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Flexible Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Preferred Stocks – (continued)
Capital Markets – 0.3%
Morgan Stanley, 6.8750%	415,640	$11,238,906
Morgan Stanley, 7.1250%	557,544	15,683,713
		26,922,619
Consumer Finance – 0.2%
Discover Financial Services, 6.5000%	948,751	24,363,926
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	84,678	2,079,692
Total Preferred Stocks (cost $84,336,298)		86,909,076
Investment Companies – 1.0%
Money Markets – 1.0%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $87,607,247)	87,607,247	87,607,247
U.S. Government Agency Notes – 5.3%
United States Treasury Bill:
0%, 1/12/17◊	$121,799,000	121,786,820
0%, 3/16/17◊	277,882,000	277,786,184
0%, 6/22/17◊	7,351,000	7,329,498
0%, 11/9/17◊	80,872,000	80,317,137
Total U.S. Government Agency Notes (cost $487,263,704)		487,219,639
Total Investments (total cost $9,161,667,821) – 100.1%		9,158,641,230
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(10,252,810)
Net Assets – 100%		$9,148,388,420

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$8,612,650,689	94.1%
Belgium	121,505,611	1.3
Netherlands	90,832,469	1.0
United Kingdom	64,213,379	0.7
Singapore	57,370,142	0.6
Taiwan	55,606,383	0.6
France	48,382,646	0.5
Canada	35,389,563	0.4
Australia	26,760,917	0.3
Switzerland	23,179,500	0.3
Germany	19,586,102	0.2
Luxembourg	1,781,450	0.0
Hong Kong	1,382,379	0.0

Total	$9,158,641,230	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Janus Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, US dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $1,199,025,429, which represents 13.1% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	136,206,796	2,647,097,451	(2,695,697,000)	87,607,247	$—	$298,113	$87,607,247

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$15,763,122	$15,783,491	0.2%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

18	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$594,874,117	$-
Bank Loans and Mezzanine Loans	-	469,022,709	-
Corporate Bonds	-	3,875,574,792	-
Inflation-Indexed Bonds	-	141,218,610	-
Mortgage-Backed Securities	-	2,237,129,333	-
United States Treasury Notes/Bonds	-	1,179,085,707	-
Preferred Stocks	-	86,909,076	-
Investment Companies	-	87,607,247	-
U.S. Government Agency Notes	-	487,219,639	-
Total Assets	$-	$9,158,641,230	$-

Janus Investment Fund	19

Janus Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$9,161,667,821
Unaffiliated investments, at value	9,071,033,983
Affiliated investments, at value	87,607,247
Cash	2,090,412
Non-interested Trustees' deferred compensation	169,789
Receivables:
Interest	60,443,678
Investments sold	45,738,426
Fund shares sold	14,321,281
Dividends	426,876
Dividends from affiliates	52,726
Other assets	215,384
Total Assets	9,282,099,802
Liabilities:
Payables:	—
Investments purchased	89,674,439
Fund shares repurchased	36,004,204
Advisory fees	3,382,136
Dividends	2,197,274
Transfer agent fees and expenses	1,328,532
12b-1 Distribution and shareholder servicing fees	495,001
Non-interested Trustees' deferred compensation fees	169,789
Fund administration fees	79,681
Non-interested Trustees' fees and expenses	76,879
Professional fees	31,795
Custodian fees	5,657
Accrued expenses and other payables	265,995
Total Liabilities	133,711,382
Net Assets	$9,148,388,420

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Flexible Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$9,355,160,113
Undistributed net investment income/(loss)	(16,665,024)
Undistributed net realized gain/(loss) from investments	(187,105,072)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	(3,001,597)
Total Net Assets	$9,148,388,420
Net Assets - Class A Shares	$625,774,853
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	60,841,621
Net Asset Value Per Share(1)	$10.29
Maximum Offering Price Per Share(2)	$10.80
Net Assets - Class C Shares	$342,525,850
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	33,298,733
Net Asset Value Per Share(1)	$10.29
Net Assets - Class D Shares	$637,687,592
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,999,006
Net Asset Value Per Share	$10.29
Net Assets - Class I Shares	$5,412,224,336
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	526,196,474
Net Asset Value Per Share	$10.29
Net Assets - Class N Shares	$559,035,020
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	54,372,850
Net Asset Value Per Share	$10.28
Net Assets - Class R Shares	$40,876,789
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,973,863
Net Asset Value Per Share	$10.29
Net Assets - Class S Shares	$58,745,748
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,710,653
Net Asset Value Per Share	$10.29
Net Assets - Class T Shares	$1,471,518,232
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	143,096,594
Net Asset Value Per Share	$10.28

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Flexible Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$137,664,058
Dividends	2,926,390
Dividends from affiliates	298,113
Other income	1,758,910
Total Investment Income	142,647,471
Expenses:
Advisory fees	19,766,782
12b-1Distribution and shareholder servicing fees:
Class A Shares	901,069
Class C Shares	1,859,710
Class R Shares	123,086
Class S Shares	85,367
Transfer agent administrative fees and expenses:
Class D Shares	408,831
Class R Shares	61,543
Class S Shares	85,737
Class T Shares	1,998,770
Transfer agent networking and omnibus fees:
Class A Shares	424,873
Class C Shares	135,323
Class I Shares	3,052,333
Other transfer agent fees and expenses:
Class A Shares	35,785
Class C Shares	23,485
Class D Shares	70,018
Class I Shares	134,986
Class N Shares	9,681
Class R Shares	993
Class S Shares	625
Class T Shares	9,597
Fund administration fees	465,831
Shareholder reports expense	367,717
Registration fees	238,512
Non-interested Trustees’ fees and expenses	165,185
Professional fees	61,428
Custodian fees	28,630
Other expenses	475,040
Total Expenses	30,990,937
Less: Excess Expense Reimbursement	(34,202)
Net Expenses	30,956,735
Net Investment Income/(Loss)	111,690,736
Net Realized Gain/(Loss) on Investments:
Investments	(8,162,845)
Total Net Realized Gain/(Loss) on Investments	(8,162,845)
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(290,345,034)
Total Change in Unrealized Net Appreciation/Depreciation	(290,345,034)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(186,817,143)

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus Flexible Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$111,690,736	$218,078,013
Net realized gain/(loss) on investments	(8,162,845)	(69,454,405)
Change in unrealized net appreciation/depreciation	(290,345,034)	233,976,837
Net Increase/(Decrease) in Net Assets Resulting from Operations	(186,817,143)	382,600,445
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(8,747,488)	(17,998,053)
Class C Shares	(3,297,651)	(6,428,300)
Class D Shares	(9,027,665)	(17,270,564)
Class I Shares	(76,857,484)	(145,433,828)
Class N Shares	(8,421,512)	(16,828,353)
Class R Shares	(504,524)	(862,483)
Class S Shares	(790,752)	(1,680,718)
Class T Shares	(20,452,283)	(38,612,137)
Net Decrease from Dividends and Distributions to Shareholders	(128,099,359)	(245,114,436)
Capital Share Transactions:
Class A Shares	(71,560,622)	(75,568,554)
Class C Shares	(24,649,587)	24,630,783
Class D Shares	(12,333,014)	18,921,120
Class I Shares	43,955,554	(496,774,650)
Class N Shares	(36,248,592)	(33,131,137)
Class R Shares	(6,759,054)	14,500,989
Class S Shares	(11,507,432)	2,657,910
Class T Shares	(52,137,548)	142,112,682
Net Increase/(Decrease) from Capital Share Transactions	(171,240,295)	(402,650,857)
Net Increase/(Decrease) in Net Assets	(486,156,797)	(265,164,848)
Net Assets:
Beginning of period	9,634,545,217	9,899,710,065
End of period	$9,148,388,420	$9,634,545,217

Undistributed Net Investment Income/(Loss)	$(16,665,024)	$(256,401)

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Flexible Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64		$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.23(1)	0.24(1)		0.25(1)	0.30	0.35
Net realized and unrealized gain/(loss)	(0.32)	0.18	(0.13)		0.31	(0.14)	0.46
Total from Investment Operations	(0.21)	0.41	0.11		0.56	0.16	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.26)	(0.27)		(0.30)	(0.30)	(0.35)
Distributions (from capital gains)	—	—	—		(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.13)	(0.26)	(0.27)		(0.42)	(0.51)	(0.50)
Net Asset Value, End of Period	$10.29	$10.63	$10.48		$10.64	$10.50	$10.85
Total Return*	(1.99)%	3.97%	1.02%		5.47%	1.45%	7.97%
Net Assets, End of Period (in thousands)	$625,775	$720,360	$785,362		$666,272	$719,932	$697,880
Average Net Assets for the Period (in thousands)	$708,427	$728,366	$678,538		$649,984	$786,291	$539,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.81%	0.79%		0.80%	0.75%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.81%	0.79%		0.79%	0.75%	0.77%
Ratio of Net Investment Income/(Loss)	2.11%	2.18%	2.25%		2.38%	2.09%	3.06%
Portfolio Turnover Rate	41%	99%	124%		118%	118%	126%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.16(1)	0.16(1)	0.17(1)	0.21	0.27
Net realized and unrealized gain/(loss)	(0.33)	0.18	(0.13)	0.31	(0.14)	0.46
Total from Investment Operations	(0.25)	0.34	0.03	0.48	0.07	0.73
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.19)	(0.19)	(0.22)	(0.21)	(0.27)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.09)	(0.19)	(0.19)	(0.34)	(0.42)	(0.42)
Net Asset Value, End of Period	$10.29	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	(2.33)%	3.27%	0.28%	4.68%	0.65%	7.14%
Net Assets, End of Period (in thousands)	$342,526	$379,168	$349,070	$304,253	$432,713	$425,830
Average Net Assets for the Period (in thousands)	$372,252	$358,131	$332,035	$341,462	$470,325	$336,150
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.52%	1.49%	1.53%	1.58%	1.55%	1.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.52%	1.49%	1.53%	1.56%	1.55%	1.55%
Ratio of Net Investment Income/(Loss)	1.42%	1.50%	1.52%	1.60%	1.30%	2.29%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

24	DECEMBER 31, 2016

Janus Flexible Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.47	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.25(1)	0.26(1)	0.27(1)	0.32	0.37
Net realized and unrealized gain/(loss)	(0.32)	0.19	(0.14)	0.31	(0.14)	0.46
Total from Investment Operations	(0.20)	0.44	0.12	0.58	0.18	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.28)	(0.29)	(0.32)	(0.32)	(0.37)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.14)	(0.28)	(0.29)	(0.44)	(0.53)	(0.52)
Net Asset Value, End of Period	$10.29	$10.63	$10.47	$10.64	$10.50	$10.85
Total Return*	(1.88)%	4.28%	1.12%	5.67%	1.61%	8.17%
Net Assets, End of Period (in thousands)	$637,688	$671,895	$643,371	$662,074	$750,690	$802,674
Average Net Assets for the Period (in thousands)	$669,032	$644,053	$658,439	$677,831	$825,062	$747,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.60%	0.60%	0.61%	0.60%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.60%	0.60%	0.61%	0.60%	0.59%
Ratio of Net Investment Income/(Loss)	2.34%	2.39%	2.46%	2.57%	2.25%	3.28%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.25(1)	0.26(1)	0.27(1)	0.32	0.38
Net realized and unrealized gain/(loss)	(0.33)	0.18	(0.13)	0.31	(0.14)	0.46
Total from Investment Operations	(0.20)	0.43	0.13	0.58	0.18	0.84
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.28)	(0.29)	(0.32)	(0.32)	(0.38)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.14)	(0.28)	(0.29)	(0.44)	(0.53)	(0.53)
Net Asset Value, End of Period	$10.29	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	(1.86)%	4.22%	1.24%	5.69%	1.66%	8.21%
Net Assets, End of Period (in thousands)	$5,412,224	$5,552,671	$5,971,814	$3,486,670	$2,918,160	$1,691,809
Average Net Assets for the Period (in thousands)	$5,600,446	$5,344,122	$5,007,807	$3,017,072	$2,181,783	$1,567,379
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.56%	0.56%	0.57%	0.62%	0.56%	0.55%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.56%	0.57%	0.59%	0.55%	0.55%
Ratio of Net Investment Income/(Loss)	2.38%	2.43%	2.46%	2.59%	2.28%	3.29%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Flexible Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$10.62	$10.47	$10.63	$10.50	$10.85	$10.82
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(2)	0.27(2)	0.27(2)	0.29(2)	0.39	0.05
Net realized and unrealized gain/(loss)	(0.32)	0.18	(0.12)	0.30	(0.19)	0.01
Total from Investment Operations	(0.19)	0.45	0.15	0.59	0.20	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.30)	(0.31)	(0.34)	(0.34)	(0.03)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	—
Total Dividends and Distributions	(0.15)	(0.30)	(0.31)	(0.46)	(0.55)	(0.03)
Net Asset Value, End of Period	$10.28	$10.62	$10.47	$10.63	$10.50	$10.85
Total Return*	(1.81)%	4.35%	1.37%	5.74%	1.77%	0.57%
Net Assets, End of Period (in thousands)	$559,035	$613,840	$638,030	$225,650	$64,760	$253,638
Average Net Assets for the Period (in thousands)	$590,721	$592,601	$467,431	$161,478	$210,599	$196,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.45%	0.44%	0.44%	0.45%	0.44%	0.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.45%	0.44%	0.44%	0.45%	0.44%	0.46%
Ratio of Net Investment Income/(Loss)	2.49%	2.55%	2.57%	2.78%	2.45%	2.78%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

Class R Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(2)	0.19(2)	0.19(2)	0.20(2)	0.26	0.31
Net realized and unrealized gain/(loss)	(0.32)	0.18	(0.12)	0.32	(0.14)	0.46
Total from Investment Operations	(0.23)	0.37	0.07	0.52	0.12	0.77
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.22)	(0.23)	(0.26)	(0.26)	(0.31)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.11)	(0.22)	(0.23)	(0.38)	(0.47)	(0.46)
Net Asset Value, End of Period	$10.29	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	(2.18)%	3.57%	0.61%	5.05%	1.02%	7.54%
Net Assets, End of Period (in thousands)	$40,877	$49,255	$33,915	$23,049	$30,080	$26,212
Average Net Assets for the Period (in thousands)	$48,520	$41,127	$28,705	$24,473	$29,460	$13,660
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.20%	1.19%	1.20%	1.17%	1.18%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.20%	1.20%	1.19%	1.20%	1.17%	1.18%
Ratio of Net Investment Income/(Loss)	1.73%	1.81%	1.84%	1.95%	1.67%	2.63%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

26	DECEMBER 31, 2016

Janus Flexible Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.63	$10.48	$10.64	$10.50	$10.85	$10.55
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.21(1)	0.23(1)	0.23(1)	0.28	0.34
Net realized and unrealized gain/(loss)	(0.33)	0.18	(0.14)	0.32	(0.14)	0.45
Total from Investment Operations	(0.22)	0.39	0.09	0.55	0.14	0.79
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.24)	(0.25)	(0.29)	(0.28)	(0.34)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.12)	(0.24)	(0.25)	(0.41)	(0.49)	(0.49)
Net Asset Value, End of Period	$10.29	$10.63	$10.48	$10.64	$10.50	$10.85
Total Return*	(2.05)%	3.83%	0.87%	5.31%	1.26%	7.69%
Net Assets, End of Period (in thousands)	$58,746	$72,406	$68,701	$116,274	$75,202	$74,154
Average Net Assets for the Period (in thousands)	$67,514	$71,575	$92,884	$83,118	$78,304	$66,641
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.94%	0.94%	0.95%	0.95%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.94%	0.94%	0.95%	0.94%	0.94%
Ratio of Net Investment Income/(Loss)	1.99%	2.06%	2.18%	2.23%	1.91%	2.92%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.62	$10.47	$10.63	$10.49	$10.85	$10.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.24(1)	0.25(1)	0.26(1)	0.31	0.36
Net realized and unrealized gain/(loss)	(0.32)	0.18	(0.13)	0.31	(0.15)	0.46
Total from Investment Operations	(0.20)	0.42	0.12	0.57	0.16	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.27)	(0.28)	(0.31)	(0.31)	(0.36)
Distributions (from capital gains)	—	—	—	(0.12)	(0.21)	(0.15)
Total Dividends and Distributions	(0.14)	(0.27)	(0.28)	(0.43)	(0.52)	(0.51)
Net Asset Value, End of Period	$10.28	$10.62	$10.47	$10.63	$10.49	$10.85
Total Return*	(1.93)%	4.10%	1.12%	5.58%	1.42%	8.06%
Net Assets, End of Period (in thousands)	$1,471,518	$1,574,950	$1,409,448	$1,135,441	$1,165,892	$1,286,847
Average Net Assets for the Period (in thousands)	$1,570,640	$1,482,943	$1,300,050	$1,096,557	$1,333,891	$1,033,338
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.69%	0.69%	0.70%	0.70%	0.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.69%	0.69%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	2.25%	2.31%	2.35%	2.49%	2.16%	3.14%
Portfolio Turnover Rate	41%	99%	124%	118%	118%	126%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Flexible Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain maximum total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

28	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	29

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

30	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when

Janus Investment Fund	31

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due.

32	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

Janus Investment Fund	33

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.50
Over $300 Million	0.40

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.51% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may

34	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be

Janus Investment Fund	35

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $19,148.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $750 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $24,662.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $87,946,894 in purchases and $77,418,246 in sales, resulting in a net realized gain of $1,119,179. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

36	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(119,723,103)	$(47,222,360)	$ (166,945,463)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 9,165,899,163	$95,135,354	$(102,393,287)	$ (7,257,933)

Janus Investment Fund	37

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	10,192,591	$ 107,650,934	30,862,286	$ 321,927,299
Reinvested dividends and distributions	696,120	7,324,752	1,475,150	15,413,036
Shares repurchased	(17,835,201)	(186,536,308)	(39,523,827)	(412,908,889)
Net Increase/(Decrease)	(6,946,490)	$ (71,560,622)	(7,186,391)	$ (75,568,554)
Class C Shares:
Shares sold	3,224,021	$ 34,101,269	10,319,755	$ 107,717,629
Reinvested dividends and distributions	244,462	2,571,989	468,859	4,899,441
Shares repurchased	(5,846,990)	(61,322,845)	(8,432,912)	(87,986,287)
Net Increase/(Decrease)	(2,378,507)	$ (24,649,587)	2,355,702	$ 24,630,783
Class D Shares:
Shares sold	4,463,436	$ 47,121,267	9,871,691	$ 102,999,979
Reinvested dividends and distributions	804,839	8,466,388	1,549,840	16,193,555
Shares repurchased	(6,496,335)	(67,920,669)	(9,615,442)	(100,272,414)
Net Increase/(Decrease)	(1,228,060)	$ (12,333,014)	1,806,089	$ 18,921,120
Class I Shares:
Shares sold	118,629,485	$1,252,346,167	224,904,326	$2,348,690,668
Reinvested dividends and distributions	6,391,527	67,213,285	12,346,103	128,991,269
Shares repurchased	(121,340,371)	(1,275,603,898)	(284,830,994)	(2,974,456,587)
Net Increase/(Decrease)	3,680,641	$ 43,955,554	(47,580,565)	$ (496,774,650)
Class N Shares:
Shares sold	7,158,433	$ 75,591,887	18,514,273	$ 193,371,976
Reinvested dividends and distributions	759,714	7,991,481	1,527,405	15,950,232
Shares repurchased	(11,332,589)	(119,831,960)	(23,185,607)	(242,453,345)
Net Increase/(Decrease)	(3,414,442)	$ (36,248,592)	(3,143,929)	$ (33,131,137)
Class R Shares:
Shares sold	876,680	$ 9,245,605	2,925,092	$ 30,467,910
Reinvested dividends and distributions	34,116	359,057	59,565	622,526
Shares repurchased	(1,571,286)	(16,363,716)	(1,587,827)	(16,589,447)
Net Increase/(Decrease)	(660,490)	$ (6,759,054)	1,396,830	$ 14,500,989
Class S Shares:
Shares sold	736,326	$ 7,765,468	3,291,527	$ 34,360,627
Reinvested dividends and distributions	74,900	788,679	160,168	1,673,519
Shares repurchased	(1,912,974)	(20,061,579)	(3,196,886)	(33,376,236)
Net Increase/(Decrease)	(1,101,748)	$ (11,507,432)	254,809	$ 2,657,910
Class T Shares:
Shares sold	19,467,590	$ 205,368,740	52,113,391	$ 543,443,252
Reinvested dividends and distributions	1,930,191	20,300,668	3,667,575	38,309,470
Shares repurchased	(26,539,326)	(277,806,956)	(42,126,935)	(439,640,040)
Net Increase/(Decrease)	(5,141,545)	$ (52,137,548)	13,654,031	$ 142,112,682

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$2,132,283,133	$1,372,151,098	$ 1,715,259,649	$ 3,106,531,968

38	DECEMBER 31, 2016

Janus Flexible Bond Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Flexible Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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Janus Flexible Bond Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

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Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	43

Janus Flexible Bond Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

44	DECEMBER 31, 2016

Janus Flexible Bond Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	45

Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Flexible Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Flexible Bond Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7567				125-24-93019 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Global Allocation Fund - Conservative

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Conservative

Janus Global Allocation Fund - Conservative (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus' investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Conservative’s Class T Shares returned -0.79% for the six-month period ended December 31, 2016. This compares with a return of -6.31% for the Bloomberg Barclays Global Aggregate Bond Index, the Fund’s primary benchmark, and a return of -1.31% for its secondary benchmark, the Global Conservative Allocation Index, an internally calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World Index (40%).

INVESTMENT ENVIRONMENT

Global stocks registered steady gains over the period. Investors quickly regained their composure in July after the UK’s decision to leave the European Union (EU) jolted markets the prior month. Later in the period, the surprise election of Donald Trump to the U.S. presidency pushed U.S. equity benchmarks to record levels. A recovery in crude oil prices after an early-year plunge propelled energy stocks, resulting in the sector being among the period’s best performers. Other cyclical sectors also registered steady gains as investors expected that a Trump administration would champion pro-growth policies. Given the bias toward improving global growth, historically defensive sectors lagged the broader market.

Early year volatility, capped by June’s Brexit vote, pushed yields on the 10-year U.S. Treasury down to 1.36% in early July. They reversed course, however, as Federal Reserve (Fed) officials hinted at their intent to raise interest rates, a step that occurred in December. The sell-off in Treasurys accelerated after November’s U.S. elections, with the yield on the 10-year note finishing the period at 2.44%. The risk-on environment caused spreads to narrow on both investment-grade and high-yield corporate credit.

INVESTMENT PROCESS

Janus Global Allocation Fund – Conservative invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 30% to 50% equities, 50% to 65% fixed income and 0% to 20% alternative investments that are rebalanced quarterly. Janus Global Allocation Fund – Conservative is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Conservative. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund	1

Janus Global Allocation Fund - Conservative (unaudited)

PERFORMANCE DISCUSSION

The Fund outperformed both of its benchmarks during the six-month period. Absolute gains were concentrated in the Perkins Large Cap Value Fund, followed by the Perkins Small Cap Value Fund. During the period, value stocks largely outperformed growth-oriented stocks. Also contributing was the Janus Adaptive Global Allocation Fund, a strategy designed to use forward-looking views on potential extreme market movements in order to minimize the risk of significant loss in a major downturn while still participating in upside opportunities.

Losses for the period were concentrated in the Janus Global Bond Fund. Interest rates sold off materially during the latter part of the period as investors expected economic growth to pick up, thus sending investors into riskier asset classes. The U.S. dollar also strengthened as the market anticipated that the Fed would raise rates at its December meeting. The combined effects of these two developments weighed heavily on global bond markets. Also detracting, but to a much lesser degree were the INTECH International Managed Volatility Fund and the Janus Flexible Bond Fund.

OUTLOOK

Looking into 2017, we see a distinct possibility of U.S. economic growth accelerating as the new administration implements business-friendly measures and initiates a wave of fiscal stimulus. We see meaningful upside potential for equities, especially as the distribution of possible outcomes for the asset class shifted considerably after the U.S. election, inferring that economic growth should not only remain positive but also may break out of its subdued post-crisis range.

Our model is telling us that the risk to interest rates and bonds is elevated as inflationary pressures rise. We believe the market is overlooking the possibility of the Fed raising interest rates more rapidly than expected. The market does not fully acknowledge that the Fed is in a precarious position. It needs to replenish its toolkit and we are likely to see the Fed transform from a dove to a hawk in 2017 – we believe this is the hidden risk that will catch most market participants off guard.

We see these inflationary forces building despite a stronger dollar. We expect inflation to be ignited by domestic spending. The consumer, in our view, will start to spend a little more confidently, and that should lead to a pick-up in monetary velocity, thus putting this tremendous supply of money to use. The stronger dollar may also help other economies in their fight against disinflation as the U.S. becomes an exporter of upward price pressure.

Thank you for investing in Janus Global Allocation Fund – Conservative.

2	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative (unaudited)

Fund At A Glance

December 31, 2016

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	36.8%
Perkins Large Cap Value Fund - Class N Shares	8.0
Janus International Equity Fund - Class N Shares	7.7
INTECH U.S. Managed Volatility Fund - Class N Shares	7.1
Janus Short-Term Bond Fund - Class N Shares	6.8
Janus Flexible Bond Fund - Class N Shares	6.6
Janus Adaptive Global Allocation Fund - Class N Shares	5.1
Janus Diversified Alternatives Fund - Class N Shares	4.6
INTECH International Managed Volatility Fund - Class N Shares	4.0
Janus Triton Fund - Class N Shares	2.7
Janus Global Research Fund - Class I Shares	2.1
Janus Global Real Estate Fund - Class I Shares	2.0
Janus Fund - Class N Shares	1.6
Janus Overseas Fund - Class N Shares	1.5
Perkins Small Cap Value Fund - Class N Shares	1.4
Janus Global Select Fund - Class I Shares	1.1
Janus Forty Fund - Class N Shares	0.9

Asset Allocation - (% of Net Assets)
Fixed Income Funds	50.2%
Equity Funds	45.2%
Alternative Funds	4.6%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Conservative (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	-0.98%	2.14%	4.84%	4.88%	5.40%	1.15%
Class A Shares at MOP	-6.69%	-3.76%	3.60%	4.26%	4.83%
Class C Shares at NAV	-1.10%	1.73%	4.23%	4.19%	4.70%	1.88%
Class C Shares at CDSC	-2.08%	0.73%	4.23%	4.19%	4.70%
Class D Shares(1)	-0.79%	2.40%	5.07%	5.09%	5.62%	0.96%
Class I Shares	-0.79%	2.41%	5.12%	5.05%	5.58%	0.89%
Class S Shares	-1.01%	2.03%	4.70%	4.66%	5.18%	1.31%
Class T Shares	-0.79%	2.33%	5.03%	5.05%	5.58%	1.06%
Bloomberg Barclays Global Aggregate Bond Index	-6.31%	2.09%	0.21%	3.29%	3.59%
Global Conservative Allocation Index	-1.31%	4.53%	3.93%	3.70%	4.45%
Morningstar Quartile - Class T Shares	-	4th	3rd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	450/496	254/370	30/243	61/241
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Conservative (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)††
Class A Shares	$1,000.00	$990.20	$2.56	$1,000.00	$1,022.63	$2.60	0.51%
Class C Shares	$1,000.00	$989.00	$4.81	$1,000.00	$1,020.37	$4.89	0.96%
Class D Shares	$1,000.00	$992.10	$1.31	$1,000.00	$1,023.89	$1.33	0.26%
Class I Shares	$1,000.00	$992.10	$1.10	$1,000.00	$1,024.10	$1.12	0.22%
Class S Shares	$1,000.00	$989.90	$3.11	$1,000.00	$1,022.08	$3.16	0.62%
Class T Shares	$1,000.00	$992.10	$1.71	$1,000.00	$1,023.49	$1.73	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 4.6%
Janus Diversified Alternatives Fund - Class N Shares	1,086,518	$10,952,099
Equity Funds – 45.2%
INTECH International Managed Volatility Fund - Class N Shares	1,302,203	9,480,039
INTECH U.S. Managed Volatility Fund - Class N Shares	1,740,370	16,759,762
Janus Adaptive Global Allocation Fund - Class N Shares	1,235,261	12,056,148
Janus Forty Fund - Class N Shares	73,643	2,117,235
Janus Fund - Class N Shares	113,428	3,783,956
Janus Global Real Estate Fund - Class I Shares	448,922	4,583,493
Janus Global Research Fund - Class I Shares	78,319	4,961,526
Janus Global Select Fund - Class I Shares	198,668	2,578,713
Janus International Equity Fund - Class N Shares	1,661,460	17,977,000
Janus Overseas Fund - Class N Shares	138,477	3,495,151
Janus Triton Fund - Class N Shares	260,684	6,232,953
Perkins Large Cap Value Fund - Class N Shares	1,216,147	18,777,303
Perkins Small Cap Value Fund - Class N Shares	147,533	3,272,283
		106,075,562
Fixed Income Funds – 50.2%
Janus Flexible Bond Fund - Class N Shares	1,513,885	15,562,735
Janus Global Bond Fund - Class N Shares*	9,370,963	86,400,277
Janus Short-Term Bond Fund - Class N Shares	5,294,162	15,988,368
		117,951,380
Total Investments (total cost $226,681,750) – 100.0%		234,979,041
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(116,922)
Net Assets – 100%		$234,862,119

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Conservative Allocation Index	An internally-calculated, hypothetical combination of total returns from the Bloomberg Barclays Global Aggregate Bond Index (60%) and the MSCI All Country World IndexSM (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

INTECH International Managed Volatility Fund - Class I Shares
1,411,533	8,114	(1,419,647)	—	$(2,075)	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	1,352,721	(50,518)	1,302,203	(18,657)	193,458	9,480,039
INTECH U.S. Managed Volatility Fund - Class N Shares
1,896,553	37,442	(193,625)	1,740,370	(421,957)	255,993	16,759,762
Janus Adaptive Global Allocation Fund - Class N Shares
1,351,175	21,965	(137,879)	1,235,261	(7,634)	138,855	12,056,148
Janus Diversified Alternatives Fund - Class N Shares
1,167,086	38,648	(119,216)	1,086,518	27,545	321,695	10,952,099
Janus Flexible Bond Fund - Class N Shares
1,651,143	32,441	(169,699)	1,513,885	(15,669)	240,635	15,562,735
Janus Forty Fund - Class N Shares
76,776	4,737	(7,870)	73,643	(114,506)	—	2,117,235
Janus Fund - Class N Shares
118,863	6,728	(12,163)	113,428	(6,115)	17,998	3,783,956
Janus Global Bond Fund - Class N Shares
10,277,570	146,678	(1,053,285)	9,370,963	(198,262)	(1,031,422)(1)	86,400,277
Janus Global Real Estate Fund - Class I Shares
477,839	20,099	(49,016)	448,922	(9,800)	157,443	4,583,493
Janus Global Research Fund - Class I Shares
85,879	1,202	(8,762)	78,319	92,231	45,189	4,961,526
Janus Global Select Fund - Class I Shares
217,110	3,717	(22,159)	198,668	41,599	32,164	2,578,713
Janus International Equity Fund - Class N Shares
1,802,663	42,891	(184,094)	1,661,460	(109,460)	349,576	17,977,000
Janus Overseas Fund - Class N Shares
150,963	2,915	(15,401)	138,477	(230,837)	51,702	3,495,151
Janus Short-Term Bond Fund - Class N Shares
5,815,094	74,440	(595,372)	5,294,162	(23,248)	123,790	15,988,368

8	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Notes to Schedule of Investments and Other Information (unaudited)

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Triton Fund - Class N Shares
280,248	9,076	(28,640)	260,684	44,716	14,658	6,232,953
Perkins Large Cap Value Fund - Class N Shares
1,235,840	106,985	(126,678)	1,216,147	(163,183)	393,003	18,777,303
Perkins Small Cap Value Fund - Class N Shares
157,175	6,430	(16,072)	147,533	(24,543)	21,230	3,272,283

Total				$(1,139,855)	$1,325,967	$234,979,041

(1) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$10,952,099	$-	$-
Equity Funds	106,075,562	-	-
Fixed Income Funds	117,951,380	-	-
Total Assets	$234,979,041	$-	$-

Janus Investment Fund	9

Janus Global Allocation Fund - Conservative

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$226,681,750
Affiliated investments, at value	234,979,041
Non-interested Trustees' deferred compensation	4,363
Receivables:
Investments sold	237,158
Dividends from affiliates	196,544
Fund shares sold	165,571
Other assets	3,099
Total Assets	235,585,776
Liabilities:
Payables:	—
Fund shares repurchased	405,278
Investments purchased	196,544
Transfer agent fees and expenses	37,811
12b-1 Distribution and shareholder servicing fees	18,367
Professional fees	14,839
Advisory fees	10,750
Non-interested Trustees' deferred compensation fees	4,363
Non-interested Trustees' fees and expenses	2,060
Accrued expenses and other payables	33,645
Total Liabilities	723,657
Net Assets	$234,862,119
Net Assets Consist of:
Capital (par value and paid-in surplus)	$227,304,636
Undistributed net investment income/(loss)	659,247
Undistributed net realized gain/(loss) from investments	(1,400,211)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	8,298,447
Total Net Assets	$234,862,119
Net Assets - Class A Shares	$5,978,400
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	502,827
Net Asset Value Per Share(1)	$11.89
Maximum Offering Price Per Share(2)	$12.62
Net Assets - Class C Shares	$18,118,654
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,550,504
Net Asset Value Per Share(1)	$11.69
Net Assets - Class D Shares	$178,487,613
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,967,474
Net Asset Value Per Share	$11.93
Net Assets - Class I Shares	$4,067,990
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	341,199
Net Asset Value Per Share	$11.92
Net Assets - Class S Shares	$1,610,277
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	136,051
Net Asset Value Per Share	$11.84
Net Assets - Class T Shares	$26,599,185
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,234,124
Net Asset Value Per Share	$11.91

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends from affiliates	$1,325,967
Total Investment Income	1,325,967
Expenses:
Advisory fees	64,746
12b-1Distribution and shareholder servicing fees:
Class A Shares	12,004
Class C Shares	77,305
Class S Shares	2,035
Transfer agent administrative fees and expenses:
Class D Shares	116,384
Class S Shares	2,049
Class T Shares	36,355
Transfer agent networking and omnibus fees:
Class A Shares	6,724
Class C Shares	7,008
Class I Shares	2,057
Other transfer agent fees and expenses:
Class A Shares	509
Class C Shares	1,199
Class D Shares	14,505
Class I Shares	124
Class S Shares	29
Class T Shares	180
Registration fees	47,949
Shareholder reports expense	22,724
Professional fees	15,375
Non-interested Trustees’ fees and expenses	4,308
Other expenses	2,024
Total Expenses	435,593
Less: Excess Expense Reimbursement	(4,046)
Net Expenses	431,547
Net Investment Income/(Loss)	894,420
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(1,139,855)
Capital gain distributions from underlying funds	1,761,553
Total Net Realized Gain/(Loss) on Investments	621,698
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(3,485,215)
Total Change in Unrealized Net Appreciation/Depreciation	(3,485,215)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(1,969,097)

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Conservative

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$894,420	$3,706,353
Net realized gain/(loss) on investments	621,698	893,025
Change in unrealized net appreciation/depreciation	(3,485,215)	(3,787,687)
Net Increase/(Decrease) in Net Assets Resulting from Operations	(1,969,097)	811,691
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(24,694)	(109,302)
Class C Shares	(26,864)	(113,859)
Class D Shares	(1,644,779)	(2,185,046)
Class I Shares	(42,288)	(43,805)
Class S Shares	(8,836)	(12,473)
Class T Shares	(226,186)	(330,268)
Total Dividends from Net Investment Income	(1,973,647)	(2,794,753)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(21,152)	(612,056)
Class C Shares	(64,944)	(1,020,919)
Class D Shares	(622,696)	(10,124,787)
Class I Shares	(14,605)	(196,411)
Class S Shares	(5,668)	(95,143)
Class T Shares	(93,380)	(1,554,637)
Total Distributions from Net Realized Gain from Investment Transactions	(822,445)	(13,603,953)
Net Decrease from Dividends and Distributions to Shareholders	(2,796,092)	(16,398,706)
Capital Share Transactions:
Class A Shares	(5,889,435)	11,218
Class C Shares	(2,548,687)	1,207,415
Class D Shares	(11,960,643)	(11,357,453)
Class I Shares	543,992	(408,125)
Class S Shares	62,504	(810,325)
Class T Shares	(2,298,887)	(1,434,472)
Net Increase/(Decrease) from Capital Share Transactions	(22,091,156)	(12,791,742)
Net Increase/(Decrease) in Net Assets	(26,856,345)	(28,378,757)
Net Assets:
Beginning of period	261,718,464	290,097,221
End of period	$234,862,119	$261,718,464

Undistributed Net Investment Income/(Loss)	$659,247	$1,738,474

See Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$12.10	$12.83	$13.62		$12.93	$12.37	$12.38
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.15(1)	0.38(1)		0.22(1)	0.33	0.29
Net realized and unrealized gain/(loss)	(0.12)	(0.11)	(0.55)		1.55	0.57	0.05
Total from Investment Operations	(0.12)	0.04	(0.17)		1.77	0.90	0.34
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.12)	(0.40)		(0.26)	(0.34)	(0.35)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)		(0.82)	—	—
Total Dividends and Distributions	(0.09)	(0.77)	(0.62)		(1.08)	(0.34)	(0.35)
Net Asset Value, End of Period	$11.89	$12.10	$12.83		$13.62	$12.93	$12.37
Total Return*	(0.98)%	0.41%	(1.25)%		14.20%	7.36%	2.91%
Net Assets, End of Period (in thousands)	$5,978	$11,944	$12,648		$13,197	$11,399	$8,064
Average Net Assets for the Period (in thousands)	$9,553	$11,826	$12,831		$12,167	$10,187	$6,495
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.51%	0.46%	0.46%		0.48%	0.43%	0.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.51%	0.46%	0.46%		0.48%	0.43%	0.44%
Ratio of Net Investment Income/(Loss)(3)	0.05%	1.27%	2.86%		1.69%	2.51%	2.36%
Portfolio Turnover Rate	3%	5%	20%		13%	69%	10%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.88	$12.64	$13.39	$12.73	$12.19	$12.26
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	0.09(1)	0.32(1)	0.13(1)	0.25	0.22
Net realized and unrealized gain/(loss)	(0.13)	(0.13)	(0.53)	1.52	0.55	0.03
Total from Investment Operations	(0.13)	(0.04)	(0.21)	1.65	0.80	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.07)	(0.32)	(0.17)	(0.26)	(0.32)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.06)	(0.72)	(0.54)	(0.99)	(0.26)	(0.32)
Net Asset Value, End of Period	$11.69	$11.88	$12.64	$13.39	$12.73	$12.19
Total Return*	(1.10)%	(0.18)%	(1.58)%	13.37%	6.57%	2.19%
Net Assets, End of Period (in thousands)	$18,119	$20,972	$20,866	$22,215	$18,294	$13,969
Average Net Assets for the Period (in thousands)	$20,033	$20,085	$22,092	$19,860	$16,584	$11,010
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.96%	0.97%	0.86%	1.15%	1.19%	1.19%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.96%	0.97%	0.86%	1.15%	1.19%	1.19%
Ratio of Net Investment Income/(Loss)(3)	0.04%	0.72%	2.48%	1.03%	1.70%	1.65%
Portfolio Turnover Rate	3%	5%	20%	13%	69%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Conservative

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.18	$12.91	$13.70	$13.00	$12.44	$12.43
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.18(1)	0.41(1)	0.26(1)	0.35	0.31
Net realized and unrealized gain/(loss)	(0.15)	(0.12)	(0.56)	1.55	0.57	0.06
Total from Investment Operations	(0.10)	0.06	(0.15)	1.81	0.92	0.37
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.14)	(0.42)	(0.29)	(0.36)	(0.36)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.15)	(0.79)	(0.64)	(1.11)	(0.36)	(0.36)
Net Asset Value, End of Period	$11.93	$12.18	$12.91	$13.70	$13.00	$12.44
Total Return*	(0.79)%	0.61%	(1.03)%	14.41%	7.50%	3.14%
Net Assets, End of Period (in thousands)	$178,488	$194,171	$217,150	$234,052	$218,190	$197,198
Average Net Assets for the Period (in thousands)	$190,448	$199,014	$226,112	$224,649	$215,079	$184,437
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.26%	0.27%	0.26%	0.27%	0.25%	0.24%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.26%	0.27%	0.26%	0.27%	0.25%	0.24%
Ratio of Net Investment Income/(Loss)(2)	0.79%	1.45%	3.09%	1.93%	2.69%	2.59%
Portfolio Turnover Rate	3%	5%	20%	13%	69%	10%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.18	$12.91	$13.71	$13.01	$12.44	$12.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(1)	0.19(1)	0.35(1)	0.26(1)	0.35	0.33
Net realized and unrealized gain/(loss)	(0.16)	(0.13)	(0.49)	1.55	0.59	0.05
Total from Investment Operations	(0.10)	0.06	(0.14)	1.81	0.94	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.14)	(0.44)	(0.29)	(0.37)	(0.36)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.16)	(0.79)	(0.66)	(1.11)	(0.37)	(0.36)
Net Asset Value, End of Period	$11.92	$12.18	$12.91	$13.71	$13.01	$12.44
Total Return*	(0.79)%	0.64%	(1.02)%	14.46%	7.61%	3.22%
Net Assets, End of Period (in thousands)	$4,068	$3,628	$4,266	$3,855	$3,319	$2,354
Average Net Assets for the Period (in thousands)	$4,113	$3,582	$5,162	$3,465	$2,902	$2,250
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.22%	0.20%	0.19%	0.23%	0.20%	0.20%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.22%	0.20%	0.19%	0.23%	0.20%	0.20%
Ratio of Net Investment Income/(Loss)(2)	0.98%	1.54%	2.64%	1.98%	2.72%	2.65%
Portfolio Turnover Rate	3%	5%	20%	13%	69%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.07	$12.79	$13.58	$12.91	$12.35	$12.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.13(1)	0.34(1)	0.20(1)	0.31	0.26
Net realized and unrealized gain/(loss)	(0.15)	(0.12)	(0.53)	1.54	0.57	0.06
Total from Investment Operations	(0.12)	0.01	(0.19)	1.74	0.88	0.32
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.08)	(0.38)	(0.25)	(0.32)	(0.34)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.11)	(0.73)	(0.60)	(1.07)	(0.32)	(0.34)
Net Asset Value, End of Period	$11.84	$12.07	$12.79	$13.58	$12.91	$12.35
Total Return*	(1.01)%	0.24%	(1.37)%	13.96%	7.21%	2.77%
Net Assets, End of Period (in thousands)	$1,610	$1,579	$2,499	$2,043	$1,357	$1,160
Average Net Assets for the Period (in thousands)	$1,608	$2,044	$2,123	$1,713	$1,335	$967
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.62%	0.61%	0.63%	0.61%	0.59%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.61%	0.61%	0.62%	0.59%	0.59%
Ratio of Net Investment Income/(Loss)(2)	0.53%	1.04%	2.61%	1.54%	2.36%	2.28%
Portfolio Turnover Rate	3%	5%	20%	13%	69%	10%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.15	$12.89	$13.69	$13.00	$12.42	$12.42
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.18(1)	0.39(1)	0.26(1)	0.38	0.15
Net realized and unrealized gain/(loss)	(0.14)	(0.13)	(0.55)	1.54	0.55	0.21
Total from Investment Operations	(0.10)	0.05	(0.16)	1.80	0.93	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.14)	(0.42)	(0.29)	(0.35)	(0.36)
Distributions (from capital gains)	(0.04)	(0.65)	(0.22)	(0.82)	—	—
Total Dividends and Distributions	(0.14)	(0.79)	(0.64)	(1.11)	(0.35)	(0.36)
Net Asset Value, End of Period	$11.91	$12.15	$12.89	$13.69	$13.00	$12.42
Total Return*	(0.79)%	0.51%	(1.13)%	14.35%	7.60%	3.03%
Net Assets, End of Period (in thousands)	$26,599	$29,425	$32,667	$30,011	$24,223	$28,323
Average Net Assets for the Period (in thousands)	$28,559	$30,113	$30,449	$26,955	$27,679	$22,198
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.36%	0.38%	0.36%	0.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.27%	0.36%	0.29%	0.26%	0.31%
Ratio of Net Investment Income/(Loss)(2)	0.71%	1.46%	2.91%	1.92%	2.87%	2.37%
Portfolio Turnover Rate	3%	5%	20%	13%	69%	10%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Conservative (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on income with a secondary emphasis on growth of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 40% to equity investments, 55% to fixed-income securities and money market instruments, and 5% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

16	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	17

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

18	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from

Janus Investment Fund	19

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1,641.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $5,284 .

20	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 228,575,906	$16,079,785	$ (9,676,650)	$ 6,403,135

4. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	71,109	$ 868,341	146,511	$ 1,793,806
Reinvested dividends and distributions	3,565	42,284	59,466	701,106
Shares repurchased	(559,233)	(6,800,060)	(204,557)	(2,483,694)
Net Increase/(Decrease)	(484,559)	$ (5,889,435)	1,420	$ 11,218
Class C Shares:
Shares sold	74,097	$ 889,406	446,767	$ 5,205,927
Reinvested dividends and distributions	7,095	82,660	85,726	994,426
Shares repurchased	(295,665)	(3,520,753)	(418,752)	(4,992,938)
Net Increase/(Decrease)	(214,473)	$ (2,548,687)	113,741	$ 1,207,415
Class D Shares:
Shares sold	430,007	$ 5,267,852	1,043,231	$ 12,634,402
Reinvested dividends and distributions	188,644	2,242,977	1,028,438	12,186,986
Shares repurchased	(1,596,381)	(19,471,472)	(2,946,081)	(36,178,841)
Net Increase/(Decrease)	(977,730)	$(11,960,643)	(874,412)	$(11,357,453)
Class I Shares:
Shares sold	87,099	$ 1,074,523	179,928	$ 2,199,367
Reinvested dividends and distributions	4,190	49,814	18,793	222,883
Shares repurchased	(47,881)	(580,345)	(231,293)	(2,830,375)
Net Increase/(Decrease)	43,408	$ 543,992	(32,572)	$ (408,125)
Class S Shares:
Shares sold	7,718	$ 93,025	25,395	$ 305,112
Reinvested dividends and distributions	1,229	14,504	9,071	106,675
Shares repurchased	(3,744)	(45,025)	(99,112)	(1,222,112)
Net Increase/(Decrease)	5,203	$ 62,504	(64,646)	$ (810,325)
Class T Shares:
Shares sold	309,974	$ 3,794,524	541,105	$ 6,618,710
Reinvested dividends and distributions	26,329	312,520	156,424	1,850,492
Shares repurchased	(523,359)	(6,405,931)	(811,488)	(9,903,674)
Net Increase/(Decrease)	(187,056)	$ (2,298,887)	(113,959)	$ (1,434,472)

Janus Investment Fund	21

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 6,489,741	$ 26,776,008	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

22	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

24	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	25

Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

26	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	27

Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

28	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	29

Janus Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

30	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	31

Janus Global Allocation Fund - Conservative

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	DECEMBER 31, 2016

Janus Global Allocation Fund - Conservative

Notes

NotesPage1

Janus Investment Fund	33

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7568				125-24-93020 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Global Allocation Fund - Growth

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Growth

Janus Global Allocation Fund - Growth (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus' investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Growth’s Class T Shares returned 2.18% for the six-month period ended December 31, 2016. This compares with a return of 6.55% for the MSCI All Country World Index, the Fund’s primary benchmark, and a return of 3.88% for its secondary benchmark, the Global Growth Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).

INVESTMENT ENVIRONMENT

Global stocks registered steady gains over the period. Investors quickly regained their composure in July after the UK’s decision to leave the European Union (EU) jolted markets the prior month. Later in the period, the surprise election of Donald Trump to the U.S. presidency pushed U.S. equity benchmarks to record levels. A recovery in crude oil prices after an early-year plunge propelled energy stocks, resulting in the sector being among the period’s best performers. Other cyclical sectors also registered steady gains as investors expected that a Trump administration would champion pro-growth policies. Given the bias toward improving global growth, historically defensive sectors lagged the broader market.

Early year volatility, capped by June’s Brexit vote, pushed yields on the 10-year U.S. Treasury down to 1.36% in early July. They reversed course, however, as Federal Reserve (Fed) officials hinted at their intent to raise interest rates, a step that occurred in December. The sell-off in Treasurys accelerated after November’s U.S. elections, with the yield on the 10-year note finishing the period at 2.44%. The risk-on environment caused spreads to narrow on both investment-grade and high-yield corporate credit.

INVESTMENT PROCESS

Janus Global Allocation Fund – Growth invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 70% to 85% equity investments, 10% to 25% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Growth. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time. Any portfolio risk management process we’ve discussed includes an effort to monitor and manage risk and should not be confused with nor does it imply low risk or the ability to control risk.

Janus Investment Fund	1

Janus Global Allocation Fund - Growth (unaudited)

PERFORMANCE DISCUSSION

The Fund underperformed both its primary and secondary benchmarks during the six-month period. Losses for the period were somewhat concentrated in the Janus Global Bond Fund. Interest rates sold off materially during the latter part of the period as investors expected economic growth to pick up, thus sending investors into riskier asset classes. The U.S. dollar also strengthened as the market anticipated that the Fed would raise rates at its December meeting. The combined effects of these two developments weighed heavily on global bond markets. Also detracting, but to a lesser degree was the INTECH International Managed Volatility Fund.

Absolute gains were concentrated in the Perkins Large Cap Value Fund, followed by the Perkins Small Cap Value Fund. During the period, value stocks largely outperformed growth-oriented stocks. Also contributing was the Janus Contrarian Fund.

OUTLOOK

Looking into 2017, we see a distinct possibility of U.S. economic growth accelerating as the new administration implements business-friendly measures and initiates a wave of fiscal stimulus. We see meaningful upside potential for equities, especially as the distribution of possible outcomes for the asset class shifted considerably after the U.S. election, inferring that economic growth should not only remain positive but also may break out of its subdued post-crisis range.

Our model is telling us that the risk to interest rates and bonds is elevated as inflationary pressures rise. We believe the market is overlooking the possibility of the Fed raising interest rates more rapidly than expected. The market does not fully acknowledge that the Fed is in a precarious position. It needs to replenish its toolkit and we are likely to see the Fed transform from a dove to a hawk in 2017 – we believe this is the hidden risk that will catch most market participants off guard.

We see these inflationary forces building despite a stronger dollar. We expect inflation to be ignited by domestic spending. The consumer, in our view, will start to spend a little more confidently, and that should lead to a pick-up in monetary velocity, thus putting this tremendous supply of money to use. The stronger dollar may also help other economies in their fight against disinflation as the U.S. becomes an exporter of upward price pressure.

Thank you for investing in Janus Global Allocation Fund – Growth.

2	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth (unaudited)

Fund At A Glance

December 31, 2016

Holdings - (% of Net Assets)
Janus International Equity Fund - Class N Shares	13.8%
Janus Global Bond Fund - Class N Shares	12.7
Perkins Large Cap Value Fund - Class N Shares	10.6
INTECH U.S. Managed Volatility Fund - Class N Shares	10.4
INTECH International Managed Volatility Fund - Class N Shares	8.9
Janus Diversified Alternatives Fund - Class N Shares	5.3
Janus Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Global Real Estate Fund - Class I Shares	4.5
Janus Overseas Fund - Class N Shares	3.8
Janus Emerging Markets Fund - Class I Shares	3.5
Janus Forty Fund - Class N Shares	3.0
Janus Enterprise Fund - Class N Shares	2.7
Perkins Small Cap Value Fund - Class N Shares	2.6
Janus Triton Fund - Class N Shares	2.6
Janus Contrarian Fund - Class I Shares	2.3
Janus Global Research Fund - Class I Shares	2.3
Perkins Mid Cap Value Fund - Class N Shares	2.3
Janus Global Select Fund - Class I Shares	1.7
Janus Twenty Fund - Class D Shares	1.3
Janus Asia Equity Fund - Class I Shares	0.5

Asset Allocation - (% of Net Assets)
Equity Funds	82.0%
Fixed Income Funds	12.7%
Alternative Funds	5.3%
Other	(0.0)%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Growth (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	2.12%	3.34%	7.33%	4.37%	5.57%	1.21%
Class A Shares at MOP	-3.78%	-2.63%	6.06%	3.76%	5.00%
Class C Shares at NAV	1.83%	2.82%	6.60%	3.64%	4.82%	1.99%
Class C Shares at CDSC	0.83%	1.82%	6.60%	3.64%	4.82%
Class D Shares(1)	2.16%	3.53%	7.50%	4.55%	5.74%	1.05%
Class I Shares	2.23%	3.60%	7.59%	4.50%	5.70%	0.98%
Class S Shares	2.01%	3.24%	7.16%	4.18%	5.36%	1.39%
Class T Shares	2.18%	3.48%	7.45%	4.50%	5.70%	1.13%
MSCI All Country World Index	6.55%	7.86%	9.36%	3.56%	5.03%
Global Growth Allocation Index	3.88%	6.80%	7.57%	3.71%	4.94%
Morningstar Quartile - Class T Shares	-	4th	1st	2nd	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	394/496	53/370	70/243	49/241
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

A Fund's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

4	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth (unaudited)

Performance

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Growth (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)††
Class A Shares	$1,000.00	$1,021.20	$2.29	$1,000.00	$1,022.94	$2.29	0.45%
Class C Shares	$1,000.00	$1,018.30	$5.39	$1,000.00	$1,019.86	$5.40	1.06%
Class D Shares	$1,000.00	$1,021.60	$1.43	$1,000.00	$1,023.79	$1.43	0.28%
Class I Shares	$1,000.00	$1,022.30	$1.07	$1,000.00	$1,024.15	$1.07	0.21%
Class S Shares	$1,000.00	$1,020.10	$3.16	$1,000.00	$1,022.08	$3.16	0.62%
Class T Shares	$1,000.00	$1,021.80	$1.73	$1,000.00	$1,023.49	$1.73	0.34%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 5.3%
Janus Diversified Alternatives Fund - Class N Shares	1,237,039	$12,469,350
Equity Funds – 82.0%
INTECH International Managed Volatility Fund - Class N Shares	2,878,815	20,957,774
INTECH U.S. Managed Volatility Fund - Class N Shares	2,523,570	24,301,977
Janus Adaptive Global Allocation Fund - Class N Shares	1,250,608	12,205,929
Janus Asia Equity Fund - Class I Shares	136,863	1,213,971
Janus Contrarian Fund - Class I Shares	281,212	5,455,515
Janus Emerging Markets Fund - Class I Shares	1,042,308	8,317,617
Janus Enterprise Fund - Class N Shares	65,011	6,205,989
Janus Forty Fund - Class N Shares	243,913	7,012,500
Janus Global Real Estate Fund - Class I Shares	1,037,036	10,588,135
Janus Global Research Fund - Class I Shares	85,617	5,423,868
Janus Global Select Fund - Class I Shares	309,699	4,019,899
Janus International Equity Fund - Class N Shares	3,001,985	32,481,472
Janus Overseas Fund - Class N Shares	348,720	8,801,687
Janus Triton Fund - Class N Shares	255,272	6,103,548
Janus Twenty Fund - Class D Shares	53,233	2,960,804
Perkins Large Cap Value Fund - Class N Shares	1,615,566	24,944,340
Perkins Mid Cap Value Fund - Class N Shares	328,296	5,397,191
Perkins Small Cap Value Fund - Class N Shares	277,677	6,158,868
		192,551,084
Fixed Income Funds – 12.7%
Janus Global Bond Fund - Class N Shares*	3,237,725	29,851,828
Total Investments (total cost $214,770,142) – 100.0%		234,872,262
Liabilities, net of Cash, Receivables and Other Assets – (0)%		(117,159)
Net Assets – 100%		$234,755,103

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Growth Allocation Index	An internally-calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (80%) and the Bloomberg Barclays Global Aggregate Bond Index (20%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

INTECH International Managed Volatility Fund - Class I Shares
2,948,897	4,493	(2,953,390)	—	$1,183	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	2,913,083	(34,268)	2,878,815	(7,615)	426,381	20,957,774
INTECH U.S. Managed Volatility Fund - Class N Shares
2,598,670	52,419	(127,519)	2,523,570	(268,252)	370,065	24,301,977
Janus Adaptive Global Allocation Fund - Class N Shares
1,292,700	21,323	(63,415)	1,250,608	(4,013)	140,153	12,205,929
Janus Asia Equity Fund - Class I Shares
140,974	2,804	(6,915)	136,863	763	18,086	1,213,971
Janus Contrarian Fund - Class I Shares
283,163	11,981	(13,932)	281,212	(31,007)	21,095	5,455,515
Janus Diversified Alternatives Fund - Class N Shares
1,255,654	43,046	(61,661)	1,237,039	10,428	365,144	12,469,350
Janus Emerging Markets Fund - Class I Shares
1,077,518	17,665	(52,875)	1,042,308	(31,409)	93,546	8,317,617
Janus Enterprise Fund - Class N Shares
66,756	1,534	(3,279)	65,011	42,042	13,685	6,205,989
Janus Forty Fund - Class N Shares
240,270	15,481	(11,838)	243,913	(163,373)	—	7,012,500
Janus Global Bond Fund - Class N Shares
3,355,681	47,159	(165,115)	3,237,725	22,483	(341,881)(1)	29,851,828
Janus Global Real Estate Fund - Class I Shares
1,043,081	45,317	(51,362)	1,037,036	(4,058)	359,343	10,588,135
Janus Global Research Fund - Class I Shares
88,717	1,252	(4,352)	85,617	59,981	49,230	5,423,868
Janus Global Select Fund - Class I Shares
319,844	5,560	(15,705)	309,699	29,136	49,968	4,019,899
Janus International Equity Fund - Class N Shares
3,077,922	75,203	(151,140)	3,001,985	(86,712)	629,457	32,481,472

8	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Notes to Schedule of Investments and Other Information (unaudited)

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Overseas Fund - Class N Shares
359,278	7,080	(17,638)	348,720	(244,439)	129,752	8,801,687
Janus Triton Fund - Class N Shares
259,333	8,686	(12,747)	255,272	8,780	14,305	6,103,548
Janus Twenty Fund - Class D Shares
54,301	1,598	(2,666)	53,233	(8,185)	34,229	2,960,804
Perkins Large Cap Value Fund - Class N Shares
1,551,324	140,660	(76,418)	1,615,566	(106,498)	520,467	24,944,340
Perkins Mid Cap Value Fund - Class N Shares
310,455	33,149	(15,308)	328,296	(79,827)	99,069	5,397,191
Perkins Small Cap Value Fund - Class N Shares
279,529	11,881	(13,733)	277,677	(8,285)	39,835	6,158,868

Total				$(868,877)	$3,031,929	$234,872,262

(1) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$12,469,350	$-	$-
Equity Funds	192,551,084	-	-
Fixed Income Funds	29,851,828	-	-
Total Assets	$234,872,262	$-	$-

Janus Investment Fund	9

Janus Global Allocation Fund - Growth

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$214,770,142
Affiliated investments, at value	234,872,262
Non-interested Trustees' deferred compensation	4,357
Receivables:
Fund shares sold	183,184
Dividends from affiliates	46,076
Investments sold	20,604
Other assets	2,881
Total Assets	235,129,364
Liabilities:
Payables:	—
Fund shares repurchased	211,799
Investments purchased	45,747
Transfer agent fees and expenses	40,420
Professional fees	14,844
Printing fees	12,311
Advisory fees	10,659
12b-1 Distribution and shareholder servicing fees	6,100
Postage fees	6,059
Registration fees	5,395
Non-interested Trustees' deferred compensation fees	4,357
Non-interested Trustees' fees and expenses	1,902
Accrued expenses and other payables	14,668
Total Liabilities	374,261
Net Assets	$234,755,103
Net Assets Consist of:
Capital (par value and paid-in surplus)	$214,138,850
Undistributed net investment income/(loss)	642,512
Undistributed net realized gain/(loss) from investments	(129,460)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	20,103,201
Total Net Assets	$234,755,103
Net Assets - Class A Shares	$5,482,500
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	432,671
Net Asset Value Per Share(1)	$12.67
Maximum Offering Price Per Share(2)	$13.44
Net Assets - Class C Shares	$4,602,767
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	368,357
Net Asset Value Per Share(1)	$12.50
Net Assets - Class D Shares	$200,725,425
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	15,740,851
Net Asset Value Per Share	$12.75
Net Assets - Class I Shares	$4,758,330
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	373,192
Net Asset Value Per Share	$12.75
Net Assets - Class S Shares	$2,443,040
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	193,651
Net Asset Value Per Share	$12.62
Net Assets - Class T Shares	$16,743,041
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,314,345
Net Asset Value Per Share	$12.74

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends from affiliates	$3,031,929
Total Investment Income	3,031,929
Expenses:
Advisory fees	61,081
12b-1Distribution and shareholder servicing fees:
Class A Shares	7,176
Class C Shares	20,692
Class S Shares	3,092
Transfer agent administrative fees and expenses:
Class D Shares	125,217
Class S Shares	3,123
Class T Shares	22,267
Transfer agent networking and omnibus fees:
Class A Shares	1,947
Class C Shares	2,418
Class I Shares	1,949
Other transfer agent fees and expenses:
Class A Shares	316
Class C Shares	326
Class D Shares	25,953
Class I Shares	149
Class S Shares	36
Class T Shares	182
Registration fees	43,966
Shareholder reports expense	36,393
Professional fees	15,325
Non-interested Trustees’ fees and expenses	3,964
Insurance Expense	1,131
Other expenses	754
Total Expenses	377,457
Less: Excess Expense Reimbursement	(2,680)
Net Expenses	374,777
Net Investment Income/(Loss)	2,657,152
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(868,877)
Capital gain distributions from underlying funds	3,099,379
Total Net Realized Gain/(Loss) on Investments	2,230,502
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	343,741
Total Change in Unrealized Net Appreciation/Depreciation	343,741
Net Increase/(Decrease) in Net Assets Resulting from Operations	$5,231,395

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Growth

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,657,152	$3,046,514
Net realized gain/(loss) on investments	2,230,502	2,979,084
Change in unrealized net appreciation/depreciation	343,741	(14,407,745)
Net Increase/(Decrease) in Net Assets Resulting from Operations	5,231,395	(8,382,147)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(65,580)	(38,779)
Class C Shares	(23,454)	(29,453)
Class D Shares	(2,634,863)	(2,348,116)
Class I Shares	(63,497)	(73,281)
Class S Shares	(22,668)	(20,514)
Class T Shares	(212,322)	(209,078)
Total Dividends from Net Investment Income	(3,022,384)	(2,719,221)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(65,228)	(334,690)
Class C Shares	(56,213)	(463,733)
Class D Shares	(2,370,932)	(17,508,409)
Class I Shares	(54,358)	(507,558)
Class S Shares	(29,242)	(203,032)
Class T Shares	(200,219)	(1,611,090)
Total Distributions from Net Realized Gain from Investment Transactions	(2,776,192)	(20,628,512)
Net Decrease from Dividends and Distributions to Shareholders	(5,798,576)	(23,347,733)
Capital Share Transactions:
Class A Shares	79,986	1,644,957
Class C Shares	(315,381)	(30,289)
Class D Shares	(4,046,803)	1,692,164
Class I Shares	362,073	(1,257,212)
Class S Shares	92,658	543,330
Class T Shares	(724,961)	(3,070,659)
Net Increase/(Decrease) from Capital Share Transactions	(4,552,428)	(477,709)
Net Increase/(Decrease) in Net Assets	(5,119,609)	(32,207,589)
Net Assets:
Beginning of period	239,874,712	272,082,301
End of period	$234,755,103	$239,874,712

Undistributed Net Investment Income/(Loss)	$642,512	$1,007,744

See Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$12.71	$14.44	$15.28		$13.19	$11.78	$12.49
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.14(1)	0.33(1)		0.20(1)	0.23	0.16
Net realized and unrealized gain/(loss)	0.14	(0.59)	(0.42)		2.38	1.41	(0.68)
Total from Investment Operations	0.27	(0.45)	(0.09)		2.58	1.64	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.13)	(0.29)		(0.24)	(0.23)	(0.19)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)		(0.25)	—	—
Total Dividends and Distributions	(0.31)	(1.28)	(0.75)		(0.49)	(0.23)	(0.19)
Net Asset Value, End of Period	$12.67	$12.71	$14.44		$15.28	$13.19	$11.78
Total Return*	2.12%	(3.07)%	(0.48)%		19.82%	14.08%	(4.04)%
Net Assets, End of Period (in thousands)	$5,483	$5,421	$4,279		$4,437	$3,182	$2,683
Average Net Assets for the Period (in thousands)	$5,627	$4,273	$4,341		$3,583	$2,912	$2,684
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.45%	0.44%		0.46%	0.41%	0.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.45%	0.44%		0.46%	0.41%	0.48%
Ratio of Net Investment Income/(Loss)(2)	2.06%	1.05%	2.25%		1.41%	1.72%	1.34%
Portfolio Turnover Rate	3%	6%	19%		13%	45%	18%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.49	$14.19	$15.03	$13.00	$11.60	$12.37
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.10(1)	0.22(1)	0.11(1)	0.12	0.08
Net realized and unrealized gain/(loss)	0.13	(0.58)	(0.41)	2.31	1.41	(0.69)
Total from Investment Operations	0.22	(0.48)	(0.19)	2.42	1.53	(0.61)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.07)	(0.19)	(0.14)	(0.13)	(0.16)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(0.21)	(1.22)	(0.65)	(0.39)	(0.13)	(0.16)
Net Asset Value, End of Period	$12.50	$12.49	$14.19	$15.03	$13.00	$11.60
Total Return*	1.83%	(3.36)%	(1.18)%	18.79%	13.30%	(4.82)%
Net Assets, End of Period (in thousands)	$4,603	$4,907	$5,639	$5,508	$4,325	$3,791
Average Net Assets for the Period (in thousands)	$4,926	$5,296	$5,594	$4,944	$4,126	$3,325
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.06%	0.75%	1.23%	1.21%	1.21%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.06%	0.75%	1.23%	1.21%	1.21%	1.34%
Ratio of Net Investment Income/(Loss)(2)	1.37%	0.79%	1.52%	0.80%	0.93%	0.46%
Portfolio Turnover Rate	3%	6%	19%	13%	45%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Growth

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.80	$14.53	$15.36	$13.26	$11.85	$12.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(1)	0.16(1)	0.36(1)	0.25(1)	0.25	0.18
Net realized and unrealized gain/(loss)	0.12	(0.59)	(0.42)	2.36	1.42	(0.67)
Total from Investment Operations	0.27	(0.43)	(0.06)	2.61	1.67	(0.49)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.15)	(0.31)	(0.26)	(0.26)	(0.20)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(0.32)	(1.30)	(0.77)	(0.51)	(0.26)	(0.20)
Net Asset Value, End of Period	$12.75	$12.80	$14.53	$15.36	$13.26	$11.85
Total Return*	2.16%	(2.89)%	(0.24)%	19.95%	14.21%	(3.77)%
Net Assets, End of Period (in thousands)	$200,725	$205,275	$230,323	$249,215	$215,671	$205,107
Average Net Assets for the Period (in thousands)	$204,808	$211,703	$239,451	$234,801	$213,579	$207,366
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.28%	0.29%	0.28%	0.29%	0.28%	0.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.28%	0.29%	0.28%	0.29%	0.28%	0.28%
Ratio of Net Investment Income/(Loss)(2)	2.22%	1.24%	2.43%	1.72%	1.89%	1.52%
Portfolio Turnover Rate	3%	6%	19%	13%	45%	18%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.80	$14.54	$15.37	$13.27	$11.86	$12.53
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.16(1)	0.19(1)	0.36(1)	0.27(1)	0.25	0.20
Net realized and unrealized gain/(loss)	0.12	(0.61)	(0.40)	2.35	1.43	(0.67)
Total from Investment Operations	0.28	(0.42)	(0.04)	2.62	1.68	(0.47)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.18)	(0.17)	(0.33)	(0.27)	(0.27)	(0.20)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(0.33)	(1.32)	(0.79)	(0.52)	(0.27)	(0.20)
Net Asset Value, End of Period	$12.75	$12.80	$14.54	$15.37	$13.27	$11.86
Total Return*	2.23%	(2.88)%	(0.18)%	20.03%	14.32%	(3.62)%
Net Assets, End of Period (in thousands)	$4,758	$4,413	$6,527	$5,944	$4,648	$3,647
Average Net Assets for the Period (in thousands)	$4,477	$5,441	$6,226	$5,413	$4,349	$2,587
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.21%	0.22%	0.21%	0.23%	0.20%	0.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.21%	0.22%	0.21%	0.23%	0.20%	0.21%
Ratio of Net Investment Income/(Loss)(2)	2.43%	1.43%	2.42%	1.86%	1.97%	1.44%
Portfolio Turnover Rate	3%	6%	19%	13%	45%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.64	$14.37	$15.21	$13.13	$11.74	$12.45
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.09(1)	0.34(1)	0.20(1)	0.20	0.18
Net realized and unrealized gain/(loss)	0.12	(0.55)	(0.45)	2.34	1.41	(0.70)
Total from Investment Operations	0.25	(0.46)	(0.11)	2.54	1.61	(0.52)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.12)	(0.27)	(0.21)	(0.22)	(0.19)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(0.27)	(1.27)	(0.73)	(0.46)	(0.22)	(0.19)
Net Asset Value, End of Period	$12.62	$12.64	$14.37	$15.21	$13.13	$11.74
Total Return*	2.01%	(3.20)%	(0.62)%	19.60%	13.84%	(4.10)%
Net Assets, End of Period (in thousands)	$2,443	$2,355	$2,083	$1,807	$1,785	$1,613
Average Net Assets for the Period (in thousands)	$2,451	$2,736	$2,166	$1,763	$1,902	$1,268
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.62%	0.63%	0.62%	0.63%	0.58%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.62%	0.63%	0.62%	0.63%	0.58%	0.60%
Ratio of Net Investment Income/(Loss)(2)	1.93%	0.73%	2.29%	1.42%	1.51%	1.11%
Portfolio Turnover Rate	3%	6%	19%	13%	45%	18%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.78	$14.51	$15.35	$13.25	$11.84	$12.54
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.17(1)	0.34(1)	0.22(1)	0.29	0.15
Net realized and unrealized gain/(loss)	0.13	(0.60)	(0.41)	2.39	1.37	(0.65)
Total from Investment Operations	0.27	(0.43)	(0.07)	2.61	1.66	(0.50)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.16)	(0.15)	(0.31)	(0.26)	(0.25)	(0.20)
Distributions (from capital gains)	(0.15)	(1.15)	(0.46)	(0.25)	—	—
Total Dividends and Distributions	(0.31)	(1.30)	(0.77)	(0.51)	(0.25)	(0.20)
Net Asset Value, End of Period	$12.74	$12.78	$14.51	$15.35	$13.25	$11.84
Total Return*	2.18%	(2.94)%	(0.36)%	19.93%	14.18%	(3.90)%
Net Assets, End of Period (in thousands)	$16,743	$17,505	$23,231	$18,521	$11,935	$12,992
Average Net Assets for the Period (in thousands)	$17,485	$19,056	$19,670	$14,295	$13,567	$12,693
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.37%	0.37%	0.37%	0.38%	0.36%	0.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.34%	0.30%	0.37%	0.33%	0.30%	0.34%
Ratio of Net Investment Income/(Loss)(2)	2.15%	1.25%	2.29%	1.52%	1.88%	1.46%
Portfolio Turnover Rate	3%	6%	19%	13%	45%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Growth (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through a primary emphasis on growth of capital with a secondary emphasis on income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 75% to equity investments, 15% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

16	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Janus Investment Fund	17

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.14% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

18	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from

Janus Investment Fund	19

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1311.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $50.

20	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 217,012,011	$25,067,338	$ (7,207,087)	$ 17,860,251

4. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	50,896	$ 662,964	206,203	$ 2,644,659
Reinvested dividends and distributions	10,064	127,308	28,633	362,499
Shares repurchased	(54,648)	(710,286)	(104,727)	(1,362,201)
Net Increase/(Decrease)	6,312	$ 79,986	130,109	$ 1,644,957
Class C Shares:
Shares sold	30,976	$ 393,335	63,520	$ 820,846
Reinvested dividends and distributions	5,883	73,367	35,833	446,841
Shares repurchased	(61,365)	(782,083)	(103,769)	(1,297,976)
Net Increase/(Decrease)	(24,506)	$ (315,381)	(4,416)	$ (30,289)
Class D Shares:
Shares sold	342,643	$ 4,475,193	887,330	$11,523,842
Reinvested dividends and distributions	389,729	4,961,246	1,547,555	19,700,376
Shares repurchased	(1,031,211)	(13,483,242)	(2,246,103)	(29,532,054)
Net Increase/(Decrease)	(298,839)	$(4,046,803)	188,782	$ 1,692,164
Class I Shares:
Shares sold	59,389	$ 771,104	102,355	$ 1,362,561
Reinvested dividends and distributions	9,182	116,790	44,643	568,306
Shares repurchased	(40,112)	(525,821)	(251,310)	(3,188,079)
Net Increase/(Decrease)	28,459	$ 362,073	(104,312)	$ (1,257,212)
Class S Shares:
Shares sold	5,467	$ 70,441	175,015	$ 2,280,265
Reinvested dividends and distributions	4,123	51,910	17,756	223,546
Shares repurchased	(2,320)	(29,693)	(151,362)	(1,960,481)
Net Increase/(Decrease)	7,270	$ 92,658	41,409	$ 543,330
Class T Shares:
Shares sold	211,304	$ 2,763,049	616,155	$ 8,227,966
Reinvested dividends and distributions	31,361	398,594	137,747	1,752,146
Shares repurchased	(297,980)	(3,886,604)	(985,171)	(13,050,771)
Net Increase/(Decrease)	(55,315)	$ (724,961)	(231,269)	$ (3,070,659)

Janus Investment Fund	21

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 8,074,656	$ 12,025,387	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

22	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Notes to Financial Statements (unaudited)

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

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Janus Global Allocation Fund - Growth

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

24	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	25

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

26	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	27

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

28	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	29

Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

30	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	31

Janus Global Allocation Fund - Growth

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

32	DECEMBER 31, 2016

Janus Global Allocation Fund - Growth

Notes

NotesPage1

Janus Investment Fund	33

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7569				125-24-93021 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Global Allocation Fund - Moderate

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Allocation Fund - Moderate

Janus Global Allocation Fund - Moderate (unaudited)

FUND SNAPSHOT

This fund of funds offers broad global diversification for investors by utilizing the full spectrum of Janus' investment expertise and solutions, with the goal of providing higher risk-adjusted returns than the broad markets.

Enrique Chang co-portfolio manager	Ashwin Alankar co-portfolio manager

PERFORMANCE OVERVIEW

Janus Global Allocation Fund – Moderate’s Class T Shares returned 0.79% for the six-month period ended December 31, 2016. This compares with a return of 6.55% for its primary benchmark, the MSCI All Country World Index, and a 1.26% return for its secondary benchmark, the Global Moderate Allocation Index, an internally calculated, hypothetical combination of total returns from the MSCI All Country World Index (60%) and the Bloomberg Barclays Global Aggregate Bond Index (40%).

INVESTMENT ENVIRONMENT

Global stocks registered steady gains over the period. Investors quickly regained their composure in July after the UK’s decision to leave the European Union (EU) jolted markets the prior month. Later in the period, the surprise election of Donald Trump to the U.S. presidency pushed U.S. equity benchmarks to record levels. A recovery in crude oil prices after an early-year plunge propelled energy stocks, resulting in the sector being among the period’s best performers. Other cyclical sectors also registered steady gains as investors expected that a Trump administration would champion pro-growth policies. Given the bias toward improving global growth, historically defensive sectors lagged the broader market.

Early year volatility, capped by June’s Brexit vote, pushed yields on the 10-year U.S. Treasury down to 1.36% in early July. They reversed course, however, as Federal Reserve (Fed) officials hinted at their intent to raise interest rates, a step that occurred in December. The sell-off in Treasurys accelerated after November’s U.S. elections, with the yield on the 10-year note finishing the period at 2.44%. The risk-on environment caused spreads to narrow on both investment-grade and high-yield corporate credit.

INVESTMENT PROCESS

Janus Global Allocation Fund – Moderate invests across a broad set of Janus, INTECH and Perkins funds that span a wide range of global asset categories with a base allocation of 45% to 65% equity investments, 30% to 45% fixed income investments and 5% to 20% alternative investments that are rebalanced quarterly. The Fund is structured as a “fund of funds” portfolio that provides investors with broad, diversified exposure to various types of investments with an emphasis on managing investment risk. The Fund is also designed to blend the three core competencies that Janus practices as an organization: mathematically driven strategies, risk-managed strategies and fundamentally driven growth and value-oriented strategies. We believe that combining these very different approaches in a single investment can potentially produce a portfolio with a unique and powerful performance profile.

The investment process involves setting return expectations for a broad range of Janus mutual funds that we believe best represent the full opportunity set available to today’s investor. We then establish an ideal “model” portfolio based upon the specific risk/return objective of Janus Global Allocation Fund – Moderate. Finally, we select the appropriate Janus, Perkins and INTECH funds that replicate our desired exposure. The allocations assigned to each selected underlying fund are consistent with our view of current market conditions and the long-term trade-off between risk and reward potential that each of these investment types represent. However, as a result of changing market conditions, both the mix of underlying funds and the allocations to these funds will change from time to time.

PERFORMANCE DISCUSSION

The Fund underperformed both its primary and secondary benchmarks during the six-month period. Losses for the period were concentrated in the Janus Global Bond Fund. Interest rates sold off materially during the latter part of

Janus Investment Fund	1

Janus Global Allocation Fund - Moderate (unaudited)

the period as investors expected economic growth to pick up, thus sending investors into riskier asset classes. The U.S. dollar also strengthened as the market anticipated that the Fed would raise rates at its December meeting. The combined effects of these two developments weighed heavily on global bond markets. Also detracting, but to a much lesser degree was the INTECH International Managed Volatility Fund.

Absolute gains were concentrated in the Perkins Large Cap Value Fund, followed by the Perkins Small Cap Value Fund. During the period, value stocks largely outperformed growth-oriented stocks.

OUTLOOK

Looking into 2017, we see a distinct possibility of U.S. economic growth accelerating as the new administration implements business-friendly measures and initiates a wave of fiscal stimulus. We see meaningful upside potential for equities, especially as the distribution of possible outcomes for the asset class shifted considerably after the U.S. election, inferring that economic growth should not only remain positive but also may break out of its subdued post-crisis range.

Our model is telling us that the risk to interest rates and bonds is elevated as inflationary pressures rise. We believe the market is overlooking the possibility of the Fed raising interest rates more rapidly than expected. The market does not fully acknowledge that the Fed is in a precarious position. It needs to replenish its toolkit and we are likely to see the Fed transform from a dove to a hawk in 2017 – we believe this is the hidden risk that will catch most market participants off guard.

We see these inflationary forces building despite a stronger dollar. We expect inflation to be ignited by domestic spending. The consumer, in our view, will start to spend a little more confidently, and that should lead to a pick-up in monetary velocity, thus putting this tremendous supply of money to use. The stronger dollar may also help other economies in their fight against disinflation as the U.S. becomes an exporter of upward price pressure.

Thank you for investing in Janus Global Allocation Fund – Moderate.

2	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate (unaudited)

Fund At A Glance

December 31, 2016

Holdings - (% of Net Assets)
Janus Global Bond Fund - Class N Shares	24.2%
Janus International Equity Fund - Class N Shares	10.6
Perkins Large Cap Value Fund - Class N Shares	9.9
INTECH U.S. Managed Volatility Fund - Class N Shares	9.1
Janus Diversified Alternatives Fund - Class N Shares	8.0
INTECH International Managed Volatility Fund - Class N Shares	6.9
Janus Adaptive Global Allocation Fund - Class N Shares	5.2
Janus Short-Term Bond Fund - Class N Shares	4.3
Janus Global Real Estate Fund - Class I Shares	2.8
Janus Triton Fund - Class N Shares	2.8
Perkins Small Cap Value Fund - Class N Shares	2.7
Janus Overseas Fund - Class N Shares	2.7
Janus Emerging Markets Fund - Class I Shares	2.2
Janus Fund - Class N Shares	1.8
Janus Forty Fund - Class N Shares	1.7
Janus Twenty Fund - Class D Shares	1.5
Janus Global Research Fund - Class I Shares	1.3
Janus Contrarian Fund - Class I Shares	1.2
Janus Global Select Fund - Class I Shares	0.9
Janus Asia Equity Fund - Class I Shares	0.2

Asset Allocation - (% of Net Assets)
Equity Funds	63.5%
Fixed Income Funds	28.5%
Alternative Funds	8.0%
Other	0.0%
100.0%

Janus Investment Fund	3

Janus Global Allocation Fund - Moderate (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	0.80%	2.91%	6.08%	4.81%	5.61%	1.19%	1.19%
Class A Shares at MOP	-4.96%	-3.01%	4.82%	4.19%	5.05%
Class C Shares at NAV	0.37%	2.24%	5.35%	4.07%	4.86%	1.94%	1.94%
Class C Shares at CDSC	-0.63%	1.24%	5.35%	4.07%	4.86%
Class D Shares(1)	0.88%	3.06%	6.25%	4.99%	5.80%	1.02%	1.01%
Class I Shares	0.84%	3.11%	6.30%	4.94%	5.75%	0.97%	0.97%
Class S Shares	0.67%	2.71%	5.89%	4.59%	5.38%	1.36%	1.36%
Class T Shares	0.79%	2.97%	6.18%	4.94%	5.75%	1.11%	1.11%
MSCI All Country World Index	6.55%	7.86%	9.36%	3.56%	5.03%
Global Moderate Allocation Index	1.26%	5.69%	5.76%	3.76%	4.74%
Morningstar Quartile - Class T Shares	-	4th	2nd	1st	1st
Morningstar Ranking - based on total returns for World Allocation Funds	-	425/496	161/370	37/243	47/241

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate (unaudited)

Performance

A Fund's performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Performance of the Janus Global Allocation Funds depends on that of the underlying funds. They are subject to the volatility of the financial markets. Because Janus Capital is the adviser to the Fund and to the underlying affiliated funds held within the Fund, it is subject to certain potential conflicts of interest.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 30, 2005

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Allocation Fund - Moderate (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)††
Class A Shares	$1,000.00	$1,008.00	$2.28	$1,000.00	$1,022.94	$2.29	0.45%
Class C Shares	$1,000.00	$1,003.70	$5.45	$1,000.00	$1,019.76	$5.50	1.08%
Class D Shares	$1,000.00	$1,008.80	$1.32	$1,000.00	$1,023.89	$1.33	0.26%
Class I Shares	$1,000.00	$1,008.40	$0.86	$1,000.00	$1,024.35	$0.87	0.17%
Class S Shares	$1,000.00	$1,006.70	$3.09	$1,000.00	$1,022.13	$3.11	0.61%
Class T Shares	$1,000.00	$1,007.90	$1.67	$1,000.00	$1,023.54	$1.68	0.33%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

††	Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

6	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Schedule of Investments (unaudited)

December 31, 2016

Shares		Value
Investment Companies£ – 100.0%
Alternative Funds – 8.0%
Janus Diversified Alternatives Fund - Class N Shares	2,030,134	$20,463,755
Equity Funds – 63.5%
INTECH International Managed Volatility Fund - Class N Shares	2,415,934	17,587,999
INTECH U.S. Managed Volatility Fund - Class N Shares	2,415,362	23,259,933
Janus Adaptive Global Allocation Fund - Class N Shares	1,347,954	13,156,028
Janus Asia Equity Fund - Class I Shares	72,576	643,753
Janus Contrarian Fund - Class I Shares	157,923	3,063,699
Janus Emerging Markets Fund - Class I Shares	704,403	5,621,136
Janus Forty Fund - Class N Shares	148,813	4,278,381
Janus Fund - Class N Shares	138,237	4,611,580
Janus Global Real Estate Fund - Class I Shares	701,707	7,164,431
Janus Global Research Fund - Class I Shares	52,912	3,351,948
Janus Global Select Fund - Class I Shares	183,460	2,381,310
Janus International Equity Fund - Class N Shares	2,507,725	27,133,583
Janus Overseas Fund - Class N Shares	270,879	6,836,983
Janus Triton Fund - Class N Shares	293,164	7,009,550
Janus Twenty Fund - Class D Shares	67,486	3,753,593
Perkins Large Cap Value Fund - Class N Shares	1,643,557	25,376,521
Perkins Small Cap Value Fund - Class N Shares	309,453	6,863,661
		162,094,089
Fixed Income Funds – 28.5%
Janus Global Bond Fund - Class N Shares*	6,704,049	61,811,333
Janus Short-Term Bond Fund - Class N Shares	3,577,159	10,803,020
		72,614,353
Total Investments (total cost $238,507,306) – 100.0%		255,172,197
Cash, Receivables and Other Assets, net of Liabilities – 0%		5,878
Net Assets – 100%		$255,178,075

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Global Moderate Allocation Index	An internally calculated, hypothetical combination of total returns from the MSCI All Country World IndexSM (60%) and Bloomberg Barclays Global Aggregate Bond Index (40%).
MSCI All Country World IndexSM

An unmanaged, free float-adjusted market capitalization weighted index composed of stocks of companies located in countries throughout the world. It is designed to measure equity market performance in global developed and emerging markets. The index includes reinvestment of dividends, net of foreign withholding taxes.

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

INTECH International Managed Volatility Fund - Class I Shares
2,551,800	12,703	(2,564,503)	—	$(3,110)	$—	$—
INTECH International Managed Volatility Fund - Class N Shares
—	2,472,101	(56,167)	2,415,934	(25,639)	357,885	17,587,999
INTECH U.S. Managed Volatility Fund - Class N Shares
2,564,676	50,602	(199,916)	2,415,362	(447,211)	354,256	23,259,933
Janus Adaptive Global Allocation Fund - Class N Shares
1,436,715	23,218	(111,979)	1,347,954	(8,086)	151,087	13,156,028
Janus Asia Equity Fund - Class I Shares
77,093	1,503	(6,020)	72,576	831	9,592	643,753
Janus Contrarian Fund - Class I Shares
163,963	6,757	(12,797)	157,923	11,388	11,848	3,063,699
Janus Diversified Alternatives Fund - Class N Shares
2,124,883	71,002	(165,751)	2,030,134	36,414	599,351	20,463,755
Janus Emerging Markets Fund - Class I Shares
750,882	12,058	(58,537)	704,403	(34,839)	63,225	5,621,136
Janus Forty Fund - Class N Shares
151,146	9,471	(11,804)	148,813	(170,662)	—	4,278,381
Janus Fund - Class N Shares
141,153	8,107	(11,023)	138,237	(5,391)	21,861	4,611,580
Janus Global Bond Fund - Class N Shares
7,164,521	100,047	(560,519)	6,704,049	(41,101)	(731,491)(1)	61,811,333
Janus Global Real Estate Fund - Class I Shares
727,785	30,884	(56,962)	701,707	6,825	244,334	7,164,431
Janus Global Research Fund - Class I Shares
56,532	784	(4,404)	52,912	59,615	30,427	3,351,948
Janus Global Select Fund - Class I Shares
195,365	3,326	(15,231)	183,460	28,636	29,603	2,381,310
Janus International Equity Fund - Class N Shares
2,651,172	63,274	(206,721)	2,507,725	(127,135)	525,866	27,133,583

8	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Notes to Schedule of Investments and Other Information (unaudited)

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Overseas Fund - Class N Shares
287,765	5,546	(22,432)	270,879	(260,193)	100,797	6,836,983
Janus Short-Term Bond Fund - Class N Shares
3,828,531	47,829	(299,201)	3,577,159	(11,740)	81,854	10,803,020
Janus Triton Fund - Class N Shares
307,084	10,029	(23,949)	293,164	23,206	16,430	7,009,550
Janus Twenty Fund - Class D Shares
70,982	2,038	(5,534)	67,486	(14,955)	43,398	3,753,593
Perkins Large Cap Value Fund - Class N Shares
1,627,394	143,407	(127,244)	1,643,557	(172,606)	529,593	25,376,521
Perkins Small Cap Value Fund - Class N Shares
321,220	13,297	(25,064)	309,453	(8,890)	44,402	6,863,661

Total				$(1,164,643)	$2,484,318	$255,172,197

(1) During the Fund’s current reporting period, a portion of the prior year distributions it received from this underlying fund was determined to be tax return of capital distributions. The negative amount disclosed was originally recorded as income in the Fund’s prior fiscal year and has been reclassified as a tax return of capital in the current reporting period.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Investment Companies
Alternative Funds	$20,463,755	$-	$-
Equity Funds	162,094,089	-	-
Fixed Income Funds	72,614,353	-	-
Total Assets	$255,172,197	$-	$-

Janus Investment Fund	9

Janus Global Allocation Fund - Moderate

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$238,507,306
Affiliated investments, at value	255,172,197
Non-interested Trustees' deferred compensation	4,737
Receivables:
Fund shares sold	253,083
Dividends from affiliates	110,213
Investments sold	27,907
Other assets	3,240
Total Assets	255,571,377
Liabilities:
Payables:	—
Fund shares repurchased	163,895
Investments purchased	110,206
Transfer agent fees and expenses	41,063
Professional fees	14,809
Printing fees	11,365
12b-1 Distribution and shareholder servicing fees	10,638
Advisory fees	8,158
Registration fees	6,976
Postage fees	5,124
Non-interested Trustees' deferred compensation fees	4,737
Non-interested Trustees' fees and expenses	2,143
Accrued expenses and other payables	14,188
Total Liabilities	393,302
Net Assets	$255,178,075
Net Assets Consist of:
Capital (par value and paid-in surplus)	$238,535,217
Undistributed net investment income/(loss)	667,778
Undistributed net realized gain/(loss) from investments	(691,058)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	16,666,138
Total Net Assets	$255,178,075
Net Assets - Class A Shares	$11,538,737
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	953,941
Net Asset Value Per Share(1)	$12.10
Maximum Offering Price Per Share(2)	$12.84
Net Assets - Class C Shares	$8,298,675
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	694,251
Net Asset Value Per Share(1)	$11.95
Net Assets - Class D Shares	$209,640,394
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,243,171
Net Asset Value Per Share	$12.16
Net Assets - Class I Shares	$4,411,521
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	363,009
Net Asset Value Per Share	$12.15
Net Assets - Class S Shares	$2,635,003
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	219,282
Net Asset Value Per Share	$12.02
Net Assets - Class T Shares	$18,653,745
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,537,562
Net Asset Value Per Share	$12.13

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends from affiliates	$2,484,318
Total Investment Income	2,484,318
Expenses:
Advisory fees	68,203
12b-1Distribution and shareholder servicing fees:
Class A Shares	16,700
Class C Shares	39,282
Class S Shares	3,367
Transfer agent administrative fees and expenses:
Class D Shares	133,800
Class S Shares	3,390
Class T Shares	25,414
Transfer agent networking and omnibus fees:
Class A Shares	5,914
Class C Shares	3,426
Class I Shares	2,229
Other transfer agent fees and expenses:
Class A Shares	696
Class C Shares	538
Class D Shares	21,711
Class I Shares	138
Class S Shares	34
Class T Shares	212
Registration fees	42,324
Shareholder reports expense	30,920
Professional fees	15,353
Non-interested Trustees’ fees and expenses	4,458
Other expenses	978
Total Expenses	419,087
Less: Excess Expense Reimbursement	(6,936)
Net Expenses	412,151
Net Investment Income/(Loss)	2,072,167
Net Realized Gain/(Loss) on Investments:
Investments in affiliates	(1,164,643)
Capital gain distributions from underlying funds	2,629,053
Total Net Realized Gain/(Loss) on Investments	1,464,410
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(1,242,166)
Total Change in Unrealized Net Appreciation/Depreciation	(1,242,166)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,294,411

See Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Allocation Fund - Moderate

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,072,167	$3,534,456
Net realized gain/(loss) on investments	1,464,410	1,809,154
Change in unrealized net appreciation/depreciation	(1,242,166)	(10,049,369)
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,294,411	(4,705,759)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(106,594)	(134,092)
Class C Shares	(20,424)	(59,644)
Class D Shares	(2,422,165)	(2,610,930)
Class I Shares	(53,233)	(49,942)
Class S Shares	(21,123)	(22,260)
Class T Shares	(199,822)	(247,335)
Total Dividends from Net Investment Income	(2,823,361)	(3,124,203)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(78,750)	(1,010,723)
Class C Shares	(57,049)	(805,324)
Class D Shares	(1,421,009)	(16,630,201)
Class I Shares	(29,942)	(303,215)
Class S Shares	(18,221)	(205,714)
Class T Shares	(126,875)	(1,621,255)
Total Distributions from Net Realized Gain from Investment Transactions	(1,731,846)	(20,576,432)
Net Decrease from Dividends and Distributions to Shareholders	(4,555,207)	(23,700,635)
Capital Share Transactions:
Class A Shares	(2,288,061)	389,796
Class C Shares	(1,106,276)	(1,103,548)
Class D Shares	(10,700,111)	(5,918,985)
Class I Shares	727,985	(482,542)
Class S Shares	83,816	(390,534)
Class T Shares	(1,635,674)	(2,497,524)
Net Increase/(Decrease) from Capital Share Transactions	(14,918,321)	(10,003,337)
Net Increase/(Decrease) in Net Assets	(17,179,117)	(38,409,731)
Net Assets:
Beginning of period	272,357,192	310,766,923
End of period	$255,178,075	$272,357,192

Undistributed Net Investment Income/(Loss)	$667,778	$1,418,972

See Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$12.20	$13.49	$14.29		$12.58	$12.21	$12.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.14(1)	0.37(1)		0.21(1)	0.32	0.24
Net realized and unrealized gain/(loss)	0.01	(0.35)	(0.50)		1.88	0.97	(0.31)
Total from Investment Operations	0.09	(0.21)	(0.13)		2.09	1.29	(0.07)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.13)	(0.34)		(0.23)	(0.31)	(0.29)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)		(0.15)	(0.61)	—
Total Dividends and Distributions	(0.19)	(1.08)	(0.67)		(0.38)	(0.92)	(0.29)
Net Asset Value, End of Period	$12.10	$12.20	$13.49		$14.29	$12.58	$12.21
Total Return*	0.80%	(1.45)%	(0.87)%		16.79%	10.67%	(0.41)%
Net Assets, End of Period (in thousands)	$11,539	$13,911	$14,913		$11,593	$8,913	$5,720
Average Net Assets for the Period (in thousands)	$13,233	$13,573	$13,942		$9,885	$6,850	$5,484
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	0.45%	0.44%	0.44%		0.43%	0.41%	0.42%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	0.45%	0.44%	0.44%		0.43%	0.41%	0.42%
Ratio of Net Investment Income/(Loss)(2)	1.20%	1.13%	2.71%		1.53%	1.97%	1.98%
Portfolio Turnover Rate	3%	5%	21%		11%	64%	18%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.02	$13.29	$14.08	$12.40	$12.02	$12.46
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.04(1)	0.10(1)	0.24(1)	0.11(1)	0.18	0.15
Net realized and unrealized gain/(loss)	—(3)	(0.35)	(0.47)	1.85	0.99	(0.32)
Total from Investment Operations	0.04	(0.25)	(0.23)	1.96	1.17	(0.17)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.07)	(0.23)	(0.13)	(0.18)	(0.27)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(0.11)	(1.02)	(0.56)	(0.28)	(0.79)	(0.27)
Net Asset Value, End of Period	$11.95	$12.02	$13.29	$14.08	$12.40	$12.02
Total Return*	0.37%	(1.77)%	(1.58)%	15.92%	9.78%	(1.27)%
Net Assets, End of Period (in thousands)	$8,299	$9,432	$11,648	$11,120	$9,480	$8,397
Average Net Assets for the Period (in thousands)	$8,821	$10,518	$11,146	$10,017	$8,442	$7,945
Ratios to Average Net Assets**:
Ratio of Gross Expenses(2)	1.08%	0.77%	1.20%	1.14%	1.18%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(2)	1.08%	0.77%	1.20%	1.14%	1.18%	1.26%
Ratio of Net Investment Income/(Loss)(2)	0.69%	0.78%	1.76%	0.86%	1.23%	1.10%
Portfolio Turnover Rate	3%	5%	21%	11%	64%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Allocation Fund - Moderate

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.28	$13.57	$14.36	$12.63	$12.27	$12.62
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.16(1)	0.38(1)	0.24(1)	0.30	0.26
Net realized and unrealized gain/(loss)	—(2)	(0.35)	(0.49)	1.89	1.00	(0.31)
Total from Investment Operations	0.10	(0.19)	(0.11)	2.13	1.30	(0.05)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.15)	(0.35)	(0.25)	(0.33)	(0.30)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(0.22)	(1.10)	(0.68)	(0.40)	(0.94)	(0.30)
Net Asset Value, End of Period	$12.16	$12.28	$13.57	$14.36	$12.63	$12.27
Total Return*	0.88%	(1.26)%	(0.71)%	17.04%	10.71%	(0.27)%
Net Assets, End of Period (in thousands)	$209,640	$222,254	$251,092	$276,135	$247,153	$228,415
Average Net Assets for the Period (in thousands)	$218,901	$229,378	$264,375	$261,560	$241,398	$224,382
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.27%	0.27%	0.26%	0.26%	0.25%	0.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.26%	0.26%	0.26%	0.26%	0.25%	0.26%
Ratio of Net Investment Income/(Loss)(3)	1.59%	1.28%	2.75%	1.77%	2.24%	2.10%
Portfolio Turnover Rate	3%	5%	21%	11%	64%	18%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.28	$13.57	$14.36	$12.63	$12.27	$12.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.17(1)	0.40(1)	0.26(1)	0.31	0.26
Net realized and unrealized gain/(loss)	(0.02)(4)	(0.35)	(0.50)	1.87	1.00	(0.29)
Total from Investment Operations	0.10	(0.18)	(0.10)	2.13	1.31	(0.03)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.16)	(0.36)	(0.25)	(0.34)	(0.30)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(0.23)	(1.11)	(0.69)	(0.40)	(0.95)	(0.30)
Net Asset Value, End of Period	$12.15	$12.28	$13.57	$14.36	$12.63	$12.27
Total Return*	0.84%	(1.20)%	(0.65)%	17.10%	10.80%	(0.12)%
Net Assets, End of Period (in thousands)	$4,412	$3,740	$4,684	$5,384	$5,441	$5,640
Average Net Assets for the Period (in thousands)	$4,234	$4,214	$5,525	$5,595	$5,730	$5,003
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.17%	0.22%	0.20%	0.22%	0.18%	0.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.17%	0.22%	0.20%	0.22%	0.18%	0.17%
Ratio of Net Investment Income/(Loss)(3)	1.88%	1.36%	2.86%	1.89%	2.38%	2.18%
Portfolio Turnover Rate	3%	5%	21%	11%	64%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

(4) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.12	$13.40	$14.19	$12.49	$12.14	$12.52
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.11(1)	0.32(1)	0.19(1)	0.29	0.24
Net realized and unrealized gain/(loss)	—(2)	(0.34)	(0.47)	1.85	0.97	(0.34)
Total from Investment Operations	0.08	(0.23)	(0.15)	2.04	1.26	(0.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.10)	(0.31)	(0.19)	(0.30)	(0.28)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(0.18)	(1.05)	(0.64)	(0.34)	(0.91)	(0.28)
Net Asset Value, End of Period	$12.02	$12.12	$13.40	$14.19	$12.49	$12.14
Total Return*	0.67%	(1.57)%	(1.03)%	16.53%	10.44%	(0.64)%
Net Assets, End of Period (in thousands)	$2,635	$2,574	$3,234	$2,580	$3,139	$1,595
Average Net Assets for the Period (in thousands)	$2,661	$2,927	$3,017	$2,839	$2,429	$1,042
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.61%	0.61%	0.61%	0.61%	0.60%	0.60%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.61%	0.61%	0.61%	0.60%	0.60%	0.60%
Ratio of Net Investment Income/(Loss)(3)	1.32%	0.88%	2.31%	1.40%	1.88%	1.88%
Portfolio Turnover Rate	3%	5%	21%	11%	64%	18%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.25	$13.53	$14.33	$12.61	$12.25	$12.60
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.16(1)	0.37(1)	0.23(1)	0.27	0.32
Net realized and unrealized gain/(loss)	—(2)	(0.34)	(0.49)	1.88	1.03	(0.38)
Total from Investment Operations	0.09	(0.18)	(0.12)	2.11	1.30	(0.06)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.15)	(0.35)	(0.24)	(0.33)	(0.29)
Distributions (from capital gains)	(0.08)	(0.95)	(0.33)	(0.15)	(0.61)	—
Total Dividends and Distributions	(0.21)	(1.10)	(0.68)	(0.39)	(0.94)	(0.29)
Net Asset Value, End of Period	$12.13	$12.25	$13.53	$14.33	$12.61	$12.25
Total Return*	0.79%	(1.23)%	(0.80)%	16.96%	10.67%	(0.33)%
Net Assets, End of Period (in thousands)	$18,654	$20,446	$25,197	$23,236	$17,314	$15,651
Average Net Assets for the Period (in thousands)	$19,963	$22,603	$24,674	$20,305	$15,843	$19,099
Ratios to Average Net Assets**:
Ratio of Gross Expenses(3)	0.36%	0.36%	0.36%	0.36%	0.35%	0.36%
Ratio of Net Expenses (After Waivers and Expense Offsets)(3)	0.33%	0.27%	0.36%	0.30%	0.30%	0.31%
Ratio of Net Investment Income/(Loss)(3)	1.48%	1.27%	2.69%	1.72%	2.15%	2.12%
Portfolio Turnover Rate	3%	5%	21%	11%	64%	18%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Ratios do not include indirect expenses of the underlying funds and/or investment companies in which the Fund invests.

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Allocation Fund - Moderate (the “Fund”) is a series fund. The Fund operates as a “fund of funds,” meaning substantially all of the Fund’s assets will be invested in other Janus funds (the “underlying funds”). The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return through growth of capital and income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

Underlying Funds

The Fund invests in a variety of underlying funds to pursue a target allocation of equity investments, fixed-income securities, and alternative investments and may also invest in money market instruments or cash/cash equivalents. The Fund has a target allocation, which is how the Fund's investments generally will be allocated among the major asset classes over the long term, as well as normal ranges, under normal market conditions, within which the Fund's asset class allocations generally will vary over short-term periods. The Fund's long-term expected average asset allocation is as follows: 55% to equity investments, 35% to fixed-income securities and money market instruments, and 10% to alternative investments. Additional details and descriptions of the investment objectives and strategies of each of the underlying funds are available in the Fund’s and underlying funds’ prospectuses available at janus.com. The Trustees of the underlying funds may change the investment objectives or strategies of the underlying funds at any time without prior notice to the Fund’s shareholders.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

16	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

Investment Valuation

The Fund’s net asset value (“NAV”) is calculated based upon the NAV of each of the underlying funds in which the Fund invests on the day of valuation. The NAV for each class of the underlying funds is computed by dividing the total value of securities and other assets allocated to the class, less liabilities allocated to that class, by the total number of shares outstanding for the class.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

The Fund classifies each of its investments in underlying funds as Level 1, without consideration as to the classification level of the specific investments held by the underlying funds.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities held by the underlying funds will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Any distributions from the underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Additionally, the Fund, as a shareholder in the underlying funds, will also indirectly bear its pro rata share of the expenses incurred by the underlying funds. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and

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Notes to Financial Statements (unaudited)

liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The underlying funds may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the underlying funds distribute such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.05% of its average daily net assets.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any expenses of an underlying fund (acquired fund fees and expenses) the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.12% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s and the underlying funds’ transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in

18	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the

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Notes to Financial Statements (unaudited)

Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $390.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $101.

3. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 240,643,853	$23,022,190	$ (8,493,846)	$ 14,528,344

20	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

4. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	87,563	$ 1,093,940	197,029	$ 2,467,153
Reinvested dividends and distributions	12,825	154,792	81,290	977,102
Shares repurchased	(286,385)	(3,536,793)	(243,862)	(3,054,459)
Net Increase/(Decrease)	(185,997)	$ (2,288,061)	34,457	$ 389,796
Class C Shares:
Shares sold	36,966	$ 445,908	115,485	$ 1,430,044
Reinvested dividends and distributions	5,973	71,193	64,207	762,140
Shares repurchased	(133,625)	(1,623,377)	(271,438)	(3,295,732)
Net Increase/(Decrease)	(90,686)	$ (1,106,276)	(91,746)	$ (1,103,548)
Class D Shares:
Shares sold	394,071	$ 4,909,078	1,020,630	$ 12,643,738
Reinvested dividends and distributions	313,298	3,800,308	1,575,736	19,050,653
Shares repurchased	(1,560,035)	(19,409,497)	(3,004,324)	(37,613,376)
Net Increase/(Decrease)	(852,666)	$ (10,700,111)	(407,958)	$ (5,918,985)
Class I Shares:
Shares sold	109,754	$ 1,368,591	219,592	$ 2,801,706
Reinvested dividends and distributions	6,290	76,230	28,616	345,683
Shares repurchased	(57,666)	(716,836)	(288,758)	(3,629,931)
Net Increase/(Decrease)	58,378	$ 727,985	(40,550)	$ (482,542)
Class S Shares:
Shares sold	10,416	$ 128,345	66,413	$ 815,921
Reinvested dividends and distributions	3,281	39,344	19,077	227,974
Shares repurchased	(6,877)	(83,873)	(114,320)	(1,434,429)
Net Increase/(Decrease)	6,820	$ 83,816	(28,830)	$ (390,534)
Class T Shares:
Shares sold	288,036	$ 3,582,228	840,708	$ 10,413,057
Reinvested dividends and distributions	25,985	314,418	150,601	1,816,245
Shares repurchased	(445,588)	(5,532,320)	(1,184,084)	(14,726,826)
Net Increase/(Decrease)	(131,567)	$ (1,635,674)	(192,775)	$ (2,497,524)

5. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 7,945,144	$ 21,497,890	$ -	$ -

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the

Janus Investment Fund	21

Janus Global Allocation Fund - Moderate

Notes to Financial Statements (unaudited)

consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

22	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

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Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	25

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

26	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

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Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

28	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

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Janus Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

30	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

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Janus Global Allocation Fund - Moderate

Notes

NotesPage1

32	DECEMBER 31, 2016

Janus Global Allocation Fund - Moderate

Notes

NotesPage2

Janus Investment Fund	33

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7570				125-24-93022 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Global Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Bond Fund

Janus Global Bond Fund (unaudited)

FUND SNAPSHOT

We believe a fundamentally driven, corporate and sovereign investment process can generate risk-adjusted outperformance and capital preservation over time. Our comprehensive, bottom-up view complements traditional top-down decision making, seeking to provide a sustainable competitive advantage.

Ryan Myerberg co-portfolio manager	Christopher Diaz co-portfolio manager

PERFORMANCE SUMMARY

During the six-month period ended December 31, 2016, Janus Global Bond Fund’s Class I Shares returned

-5.53% compared with -6.31% for the Fund’s primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, and -2.39% for the Fund’s secondary benchmark, the Bloomberg Barclays Global Aggregate Corporate Bond Index.

INVESTMENT ENVIRONMENT

Rates, including U.S. Treasurys and German bunds, generally rallied through the first few days of the period. The yield on the U.S. 10-year note fell to all-time lows, as market participants digested the UK’s decision to exit the European Union. From there, however, a more risk-on mindset prevailed. Brexit, in the interim, was less damaging than investors had feared. U.S. economic data was ticking up, and signs of inflation emerged. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. U.S. rates climbed, while risk assets, including corporate credit, rallied over the prospect of growth.

Asset purchases by the European Central Bank (ECB) were in full swing. Although, beginning in April the ECB will lower the quantity of its monthly purchases by 20 billion euros, signaling the bank’s growing confidence in the outlook for growth and inflation in the eurozone. The Bank of England (BOE) initiated a corporate bond buying program. The Bank of Japan (BOJ) began targeting yields on government bond maturities and implemented unlimited purchases of government bonds during the period. In December, the Federal Reserve (Fed) increased the target federal funds rate and projected three additional hikes in 2017.

Overall, U.S. Treasury yields rose across the curve with the move most pronounced in 5- to 10-year Treasury notes. In both Germany and the UK, sovereign yields fell on the front end of the curve, supported by quantitative easing (QE) measures, while longer term yields rose. Rates also rose across the majority of Japan’s sovereign curve. Spreads on global investment-grade and high-yield corporate credit tightened during the period.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays Global Aggregate Bond Index, during the six-month period. One of the largest drivers of outperformance was our yield curve positioning in sovereign securities. Exposure to the sovereign debt of Colombia, in particular, aided relative performance. Rates fell across Colombia’s sovereign curve during the period. We believed the narrowing of the country’s current account deficit and a downtrend in inflation made a case for an interest rate cut by the local central bank, which ultimately occurred in December. We also appreciate the country’s commitment to maintaining its investment-grade rating. Our yield curve positioning in the government debt of New Zealand also proved beneficial, as the Reserve Bank of New Zealand cut interest rates during the period. Conversely, exposure to longer dated UK gilts and German bunds weighed on performance, as long-end sovereign yields rose in both countries.

Our currency positioning contributed to relative performance. We have been positioned for a stronger dollar, in anticipation of diverging economic growth and monetary policies between the U.S. and its major trading partners. Our view was largely expressed through underweight allocations in the euro, the pound and the yen. As the dollar strengthened against all three currencies, our positioning proved beneficial to relative results. Somewhat offsetting these gains was our exposure to the Mexican peso and Swedish krona. The peso declined on the possibility of protectionist trade policies from the incoming U.S. administration. The krona weighed down results as the currency depreciated against the strengthening U.S. dollar. We continue to like the krona from a valuation standpoint versus the euro, as well as from a reflation perspective.

Janus Investment Fund	1

Janus Global Bond Fund (unaudited)

On an asset class basis, both our non-U.S. commercial mortgage-backed securities (CMBS) and our positioning in asset-backed securities (ABS) contributed positively to performance. We opportunistically use CMBS and ABS within the portfolio when we are able to uncover individual issues that offer strong risk-adjusted potential. Our focus is on bonds with strong underlying assets, cash flow stability and favorable optionality. Some of our floating rate sterling-denominated CMBS holdings were paid off during the period. Our European ABS holdings benefited from spread tightening.

Investment-grade corporate credit was also a strong contributor to outperformance. Our bias toward short- and intermediate-dated issues proved beneficial. An out-of-index allocation to high-yield corporate credit further aided relative results. Spreads on corporate credits compressed significantly during the period, as a sustained reach for yield led to strong investor demand for corporate credit. Bond buying initiatives in Europe supported spread tightening in the region, and later in the period, President-elect Trump’s policy proposals renewed investor hope that economic growth could lead to improved U.S. fundamentals in the coming year.

As it pertains to corporate credit sectors, contributors were led by the technology and automotive sectors. Within technology, outperformance was largely due to strong security selection, including a position in Seagate Technology. The data storage company benefited from increased demand for personal computers and enterprise infrastructure in the second half of 2016. The largest corporate sector detractors were life insurance and midstream energy, due to our underweight allocations.

Our lack of exposure to government-related debt, which includes government agency debt as well as debt issued by state-owned firms, weighed on relative performance, as did our lack of exposure to U.S. mortgage-backed securities (MBS).

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

We anticipate the divergence in monetary policy that we expected in 2016 to take tangible form in the coming year, as the Fed is set to continue tightening while most other developed central banks remain accommodative. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. Rising inflation and confidence in the economy, in combination with the expectation for fiscal stimulus in the U.S., fuels our forecast for a controlled move higher in rates across the Treasury curve. We anticipate the front end moving on Fed projections and the long end rising on increased inflationary expectations.

Meanwhile, QE is set to continue in Japan, Europe and the UK. We anticipate the BOJ will successfully maintain a pegged yield curve, setting up Japanese rates to potentially outperform most rates in the developed world – particularly in a U.S. Treasurys sell-off. In Europe, the ECB faces a diminished inventory of longer maturity bonds to purchase and now plans to buy shorter dated paper, a scenario which would effectively anchor short-term rates, while pushing up long-term sovereign yields. The BOE actions will largely be determined by the manner in which Brexit unfolds. UK economic data should deteriorate in the coming year, accounting for the lag following the Brexit vote. The central bank is likely to expand QE, in our view, or – depending on the severity of the downturn – perhaps cut interest rates.

European corporate credit valuations appear relatively expensive as a result of ECB and BOE asset purchase programs in their respective markets. While we continue to seek idiosyncratic opportunities in the region, we do not believe there is sufficient compensation for the level of political risk present in the UK as Brexit is resolved and in Europe as both France and Germany will hold elections in 2017.

Our outlook for U.S. corporate credit, particularly high yield, has modestly improved. For the past two years we’ve seen accommodative monetary policy prolong the credit cycle. While we still believe we are in the later stages, the results of the U.S. election may have further extended the cycle. New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation, enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. We will closely monitor the difference between rhetoric and policy implementation, as well as the transition from policy intentions to growth.

U.S. growth should provide a tailwind for emerging economies as commodity prices benefit from inflationary

2	DECEMBER 31, 2016

Janus Global Bond Fund (unaudited)

pressures and rising demand. However, the level of uncertainty around future protectionist trade policy from Mr. Trump’s administration limits our confidence in the asset class.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with quality business models, ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. The importance of security avoidance remains a central aspect of our investment process. Even as we opportunistically add to credit, we intend to maintain a conservative bias, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for investing in Janus Global Bond Fund.

Janus Investment Fund	3

Janus Global Bond Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.83%	1.01%
Class A Shares MOP	0.79%	0.96%
Class C Shares**	0.09%	0.26%
Class D Shares	0.99%	1.20%
Class I Shares	1.04%	1.21%
Class N Shares	1.18%	1.35%
Class S Shares	0.76%	0.96%
Class T Shares	0.93%	1.10%
Weighted Average Maturity		7.1 Years
Average Effective Duration***		5.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	2.3%
AA	27.5%
A	13.1%
BBB	26.7%
BB	6.3%
B	2.2%
CCC	0.5%
D	1.1%
Not Rated	20.2%
Other	0.1%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Foreign Government Bonds	36.5%
Corporate Bonds	27.2%
United States Treasury Notes/Bonds	15.4%
Asset-Backed/Commercial Mortgage-Backed Securities	11.9%
Inflation-Indexed Bonds	7.3%
Investment Companies	0.9%
Bank Loans and Mezzanine Loans	0.7%
Other	0.1%
100.0%

4	DECEMBER 31, 2016

Janus Global Bond Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-5.54%	-0.05%	1.25%	2.10%	1.07%	0.94%
Class A Shares at MOP	-10.02%	-4.82%	0.27%	1.28%
Class C Shares at NAV	-5.89%	-0.76%	0.49%	1.36%	1.81%	1.68%
Class C Shares at CDSC	-6.83%	-1.75%	0.49%	1.36%
Class D Shares(1)	-5.45%	0.25%	1.39%	2.25%	0.93%	0.75%
Class I Shares	-5.53%	0.20%	1.50%	2.34%	0.80%	0.68%
Class N Shares	-5.38%	0.30%	1.47%	2.25%	0.71%	0.59%
Class S Shares	-5.57%	-0.08%	1.23%	2.06%	1.22%	1.10%
Class T Shares	-5.49%	0.06%	1.32%	2.16%	0.96%	0.84%
Bloomberg Barclays Global Aggregate Bond Index	-6.31%	2.09%	0.21%	1.34%
Bloomberg Barclays Global Aggregate Corporate Bond Index	-2.39%	4.27%	2.97%	3.48%
Morningstar Quartile - Class I Shares	-	4th	2nd	2nd
Morningstar Ranking - based on total returns for World Bond Funds	-	303/344	132/278	94/256

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

Janus Investment Fund	5

Janus Global Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Sovereign debt securities are subject to the additional risk that, under some political, diplomatic, social or economic circumstances, some developing countries that issue lower quality debt securities may be unable or unwilling to make principal or interest payments as they come due.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class N Shares commenced operations on October 28, 2013. Performance shown for periods prior to October 28, 2013, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class N Shares, without the effect of any fee and expense limitations or waivers.

If Class N Shares of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class N Shares reflects the fees and expenses of Class N Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectus for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return and yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 28, 2010

(1) Closed to certain new investors.

6	DECEMBER 31, 2016

Janus Global Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$944.60	$4.90	$1,000.00	$1,020.16	$5.09	1.00%
Class C Shares	$1,000.00	$941.10	$8.51	$1,000.00	$1,016.43	$8.84	1.74%
Class D Shares	$1,000.00	$945.50	$3.92	$1,000.00	$1,021.17	$4.08	0.80%
Class I Shares	$1,000.00	$944.70	$3.73	$1,000.00	$1,021.37	$3.87	0.76%
Class N Shares	$1,000.00	$946.20	$3.19	$1,000.00	$1,021.93	$3.31	0.65%
Class S Shares	$1,000.00	$944.30	$5.29	$1,000.00	$1,019.76	$5.50	1.08%
Class T Shares	$1,000.00	$945.10	$4.36	$1,000.00	$1,020.72	$4.53	0.89%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	7

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 11.9%
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	$391,000		$395,355
Aventura Mall Trust 2013-AVM, 3.7427%, 12/5/32 (144A)‡	440,000		445,062
BHMS 2014-ATLS Mortgage Trust, 3.1555%, 7/5/33 (144A)‡	1,388,000		1,361,365
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	158,000		160,793
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	201,115		205,532
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	526,000		508,681
DECO 12-UK 4 plc, 0.5949%, 1/27/20‡	1,009,459	GBP	1,241,243
DECO 12-UK 4 plc, 0.6749%, 1/27/20‡	2,385,365	GBP	2,927,660
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	893,970		884,673
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	728,237		674,088
GS Mortgage Securities Corp II, 3.4350%, 12/10/27 (144A)‡	680,000		642,085
Hilton USA Trust 2013-HLT, 4.4534%, 11/5/30 (144A)‡	200,000		200,262
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
3.4539%, 7/15/36 (144A)‡	133,000		133,828
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.2039%, 7/15/36 (144A)‡	403,000		405,517
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	310,000		299,787
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	156,000		156,136
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	150,275		151,520
Merlin Aviation Holdings DAC, 4.5000%, 12/15/32 (144A)Ç	1,283,000		1,233,668
Nemus II Arden PLC, 0.6278%, 2/15/20‡	72,748	GBP	87,943
Residential Mortgage Securities 28 Plc, 2.0231%, 6/15/46‡	1,579,000	GBP	1,902,941
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	227,454		227,756
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	433,000		438,064
SCL - Scandinavian Consumer Loans IV, 4.0100%, 1/15/37‡	16,100,000	NOK	1,867,221
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	1,438,401		1,443,680
Starwood Retail Property Trust 2014-STAR, 3.9539%, 11/15/27 (144A)‡	3,330,900		3,173,359
Starwood Retail Property Trust 2014-STAR, 4.8539%, 11/15/27 (144A)‡	439,000		414,800
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	607,478		609,680
Trinity Square 2015-1 PLC, 1.9275%, 7/17/51 (144A)‡	1,370,000	GBP	1,640,236
Ulysses European Loan Conduit No 27 PLC, 0.6313%, 7/25/17‡	1,006,000	GBP	1,228,066
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	2,555,000		2,578,472
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	1,372,625		1,370,533
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $31,848,706)			29,010,006
Bank Loans and Mezzanine Loans – 0.7%
Communications – 0.3%
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	661,675		665,102
Consumer Non-Cyclical – 0.2%
Quintiles IMS Inc, 3.5000%, 3/17/21‡	597,115		600,525
Technology – 0.2%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23‡	489,965		496,702
Total Bank Loans and Mezzanine Loans (cost $1,741,311)			1,762,329
Corporate Bonds – 27.2%
Banking – 5.3%
Ally Financial Inc, 3.6000%, 5/21/18	631,000		635,733
Bank of America Corp, 4.4500%, 3/3/26	658,000		677,166
Citigroup Inc, 2.3607%, 9/1/23‡	530,000		540,538
Citizens Financial Group Inc, 4.3000%, 12/3/25	703,000		713,168
Intesa Sanpaolo SpA, 3.8750%, 1/16/18	1,612,000		1,633,245
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	1,380,000		1,273,961
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	1,213,000		1,251,732
Morgan Stanley, 5.0000%, 9/30/21	3,365,000	AUD	2,529,645
Morgan Stanley, 4.8750%, 11/1/22	251,000		268,714
Santander UK PLC, 5.0000%, 11/7/23 (144A)	612,000		622,602
UBS AG, 4.7500%, 5/22/23‡	1,345,000		1,371,900
UBS Group Funding Jersey Ltd, 3.0000%, 4/15/21 (144A)	1,350,000		1,349,560
			12,867,964

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Basic Industry – 1.3%
Air Liquide Finance SA, 1.7500%, 9/27/21 (144A)	$232,000		$222,764
Anglo American Capital PLC, 4.4500%, 9/27/20 (144A)	1,243,000		1,274,075
ArcelorMittal, 6.1250%, 6/1/25	1,392,000		1,524,240
			3,021,079
Brokerage – 2.3%
E*TRADE Financial Corp, 5.3750%, 11/15/22	328,000		347,032
E*TRADE Financial Corp, 4.6250%, 9/15/23	1,118,000		1,140,360
Intercontinental Exchange Inc, 3.7500%, 12/1/25	571,000		585,763
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	533,000		550,989
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	577,000		457,278
Raymond James Financial Inc, 5.6250%, 4/1/24	1,677,000		1,865,401
TD Ameritrade Holding Corp, 3.6250%, 4/1/25	588,000		596,187
			5,543,010
Capital Goods – 1.9%
Arconic Inc, 5.1250%, 10/1/24	821,000		841,525
Ball Corp, 4.3750%, 12/15/23	1,293,000	EUR	1,503,120
CNH Industrial Capital LLC, 3.6250%, 4/15/18	633,000		640,913
Martin Marietta Materials Inc, 2.0982%, 6/30/17‡	639,000		640,100
Mohawk Industries Inc, 2.0000%, 1/14/22	748,000	EUR	831,214
Vulcan Materials Co, 7.0000%, 6/15/18	247,000		263,673
			4,720,545
Communications – 3.7%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	1,238,000		1,290,615
BellSouth LLC, 4.4000%, 4/26/17 (144A)	1,418,000		1,432,535
Cellnex Telecom SA, 2.3750%, 1/16/24	1,300,000	EUR	1,353,321
Charter Communications Operating LLC / Charter Communications Operating Capital, 4.9080%, 7/23/25	1,618,000		1,703,138
SFR Group SA, 6.0000%, 5/15/22 (144A)	1,262,000		1,295,128
Sirius XM Radio Inc, 5.2500%, 8/15/22 (144A)	606,000		630,240
TDF Infrastructure SAS, 2.5000%, 4/7/26	1,200,000	EUR	1,291,027
			8,996,004
Consumer Cyclical – 3.8%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	804,000		820,080
Daimler AG, 2.1250%, 6/7/22	1,043,000	GBP	1,334,941
DR Horton Inc, 4.7500%, 5/15/17	1,256,000		1,266,990
DR Horton Inc, 3.7500%, 3/1/19†	493,000		502,860
FCA Capital Ireland PLC, 1.2500%, 9/23/20	610,000	EUR	653,099
FCA Capital Ireland PLC, 1.6250%, 9/29/21	550,000	GBP	665,140
Ford Motor Credit Co LLC, 3.5880%, 6/2/20	2,882,000	AUD	2,079,421
General Motors Co, 4.8750%, 10/2/23	640,000		670,191
General Motors Financial Co Inc, 3.1000%, 1/15/19	603,000		609,187
ZF North America Capital Inc, 4.5000%, 4/29/22 (144A)	700,000		721,875
			9,323,784
Consumer Non-Cyclical – 1.2%
Actavis Funding SCS, 3.0000%, 3/12/20	925,000		937,364
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	686,000		697,449
Kraft Heinz Foods Co, 2.8000%, 7/2/20	448,000		451,944
Kraft Heinz Foods Co, 3.5000%, 7/15/22	385,000		390,409
Kraft Heinz Foods Co, 3.0000%, 6/1/26	224,000		209,990
Newell Brands Inc, 3.1500%, 4/1/21	180,000		183,033
Newell Brands Inc, 5.3750%, 4/1/36	121,000		136,173
			3,006,362
Electric – 0.1%
Dominion Resources Inc/VA, 2.0000%, 8/15/21	161,000		155,988
Energy – 1.9%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	360,000		385,697
Anadarko Petroleum Corp, 5.5500%, 3/15/26	438,000		489,597

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Energy – (continued)
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	$1,895,000		$1,955,685
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	176,000		179,740
TOTAL SA, 2.2500%†,µ	1,148,000	EUR	1,203,737
TOTAL SA, 2.6250%µ	299,000	EUR	295,815
			4,510,271
Industrial – 1.1%
Kennedy Wilson Europe Real Estate Plc, 3.9500%, 6/30/22†	973,000	GBP	1,217,341
Kennedy Wilson Europe Real Estate Plc, 3.2500%, 11/12/25	1,400,000	EUR	1,495,362
			2,712,703
Mortgage Assets – 2.1%
Nordea Hypotek AB, 1.0000%, 4/8/22	24,200,000	SEK	2,688,133
Stadshypotek AB, 4.5000%, 9/21/22	19,000,000	SEK	2,500,958
			5,189,091
Technology – 2.5%
Cadence Design Systems Inc, 4.3750%, 10/15/24	712,000		697,313
Fidelity National Information Services Inc, 4.5000%, 10/15/22	454,000		484,059
Seagate HDD Cayman, 4.7500%, 1/1/25	715,000		681,177
Seagate HDD Cayman, 4.8750%, 6/1/27	202,000		181,787
Trimble Inc, 4.7500%, 12/1/24	1,367,000		1,382,716
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	1,396,000		1,390,359
Verisk Analytics Inc, 5.8000%, 5/1/21	620,000		689,302
Verisk Analytics Inc, 5.5000%, 6/15/45	579,000		614,618
			6,121,331
Total Corporate Bonds (cost $67,595,931)			66,168,132
Foreign Government Bonds – 36.5%
Australia Government Bond, 2.7500%, 10/21/19	1,818,000	AUD	1,339,695
Australia Government Bond, 5.7500%, 5/15/21	6,007,000	AUD	4,977,619
Australia Government Bond, 4.2500%, 4/21/26	1,548,000	AUD	1,257,438
Bundesrepublik Deutschland, 0%, 8/15/26◊	2,978,000	EUR	3,076,033
Canadian Government Bond, 0.7500%, 3/1/21	3,801,000	CAD	2,794,223
Canadian Government Bond, 1.5000%, 6/1/23	3,645,000	CAD	2,732,297
Colombian TES, 7.5000%, 8/26/26	8,707,900,000	COP	2,976,643
Finland Government Bond, 0.5000%, 4/15/26 (144A)	2,418,000	EUR	2,580,316
Ireland Government Bond, 3.9000%, 3/20/23	1,234,000	EUR	1,605,868
Ireland Government Bond, 3.4000%, 3/18/24	283,000	EUR	362,142
Ireland Government Bond, 1.0000%, 5/15/26	1,230,000	EUR	1,322,557
Italy Buoni Poliennali Del Tesoro, 0.3500%, 11/1/21	2,445,000	EUR	2,541,794
Italy Buoni Poliennali Del Tesoro, 2.7000%, 3/1/47 (144A)	2,544,000	EUR	2,568,767
Japan Government Five Year Bond, 0.1000%, 9/20/21	285,100,000	JPY	2,462,921
Japan Government Ten Year Bond, 0.1000%, 9/20/26	1,133,150,000	JPY	9,743,135
Japan Government Thirty Year Bond, 0.5000%, 9/20/46	288,350,000	JPY	2,332,881
Japan Government Twenty Year Bond, 0.5000%, 9/20/36	283,100,000	JPY	2,388,544
Mexican Bonos, 4.7500%, 6/14/18	54,210,000	MXN	2,541,787
Mexican Bonos, 5.0000%, 12/11/19	55,198,000	MXN	2,526,126
Mexican Bonos, 5.7500%, 3/5/26	23,428,000	MXN	1,000,142
Mexican Bonos, 7.7500%, 11/13/42	20,695,000	MXN	987,611
New Zealand Government Bond, 5.0000%, 3/15/19	11,915,000	NZD	8,755,102
New Zealand Government Bond, 3.0000%, 4/15/20	2,512,000	NZD	1,771,582
New Zealand Government Bond, 5.5000%, 4/15/23	4,748,000	NZD	3,772,109
Portugal Obrigacoes do Tesouro OT, 4.4500%, 6/15/18 (144A)	963,000	EUR	1,077,011
Portugal Obrigacoes do Tesouro OT, 4.7500%, 6/14/19 (144A)	1,891,000	EUR	2,188,232
Spain Government Bond, 4.3000%, 10/31/19 (144A)	2,279,000	EUR	2,692,958
Spain Government Bond, 4.4000%, 10/31/23 (144A)	644,000	EUR	837,817
Spain Government Bond, 4.8000%, 1/31/24 (144A)	1,375,000	EUR	1,834,377
Sweden Government Bond, 1.5000%, 11/13/23	5,445,000	SEK	653,524
Sweden Government Bond, 1.0000%, 11/12/26	11,330,000	SEK	1,296,877
United Kingdom Gilt, 1.7500%, 7/22/19	2,087,000	GBP	2,679,597
United Kingdom Gilt, 3.7500%, 9/7/21	1,858,000	GBP	2,635,234
United Kingdom Gilt, 4.7500%, 12/7/30	1,882,000	GBP	3,256,327

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
United Kingdom Gilt, 3.2500%, 1/22/44	696,000	GBP	$1,108,303
Total Foreign Government Bonds (cost $96,224,708)			88,677,589
Inflation-Indexed Bonds – 7.3%
Italy Buoni Poliennali Del Tesoro, 3.1000%, 9/15/26	2,069,495	EUR	2,660,599
Spain Government Inflation Linked Bond, 1.8000%, 11/30/24 (144A)	3,955,471	EUR	4,731,719
Spain Government Inflation Linked Bond, 1.0000%, 11/30/30 (144A)	1,760,871	EUR	1,952,126
United States Treasury Inflation Indexed Bonds, 0.6250%, 1/15/26ÇÇ	$2,484,125		2,505,545
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ	1,919,956		1,856,305
United States Treasury Inflation Indexed Bonds, 0.7500%, 2/15/45ÇÇ	1,364,152		1,283,098
United States Treasury Inflation Indexed Bonds, 1.0000%, 2/15/46ÇÇ	2,593,120		2,603,113
Total Inflation-Indexed Bonds (cost $18,013,448)			17,592,505
United States Treasury Notes/Bonds – 15.4%
0.8750%, 4/30/17	2,969,000		2,972,394
0.6250%, 5/31/17	1,080,000		1,080,085
0.6250%, 6/30/17	2,780,000		2,779,566
0.6250%, 9/30/17	6,816,000		6,806,246
0.7500%, 12/31/17	1,434,000		1,431,572
0.7500%, 8/31/18	7,228,000		7,182,276
1.0000%, 9/15/18	223,000		222,493
0.7500%, 9/30/18	2,470,000		2,452,888
0.7500%, 10/31/18	2,733,000		2,712,844
1.3750%, 9/30/20	790,000		780,468
1.1250%, 8/31/21	964,000		930,530
2.0000%, 11/15/26	4,529,000		4,350,512
3.5000%, 2/15/39	745,000		813,217
2.5000%, 2/15/45	898,000		798,001
3.0000%, 11/15/45	528,000		519,562
2.2500%, 8/15/46	1,917,000		1,607,732
Total United States Treasury Notes/Bonds (cost $37,613,794)			37,440,386
Investment Companies – 0.9%
Money Markets – 0.9%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $2,120,957)	2,120,957		2,120,957
Total Investments (total cost $255,158,855) – 99.9%			242,771,904
Cash, Receivables and Other Assets, net of Liabilities – 0.1%			231,087
Net Assets – 100%			$243,002,991

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of Investment Securities

Country	Value
United States	$101,727,452	41.9%
United Kingdom	23,316,930	9.6
Japan	16,927,481	7.0
New Zealand	14,298,793	5.9
Spain	13,402,318	5.5
Italy	11,996,605	4.9
Sweden	9,006,713	3.7
Australia	7,574,752	3.1
Mexico	7,055,666	2.9
Canada	6,346,600	2.6
Germany	5,132,849	2.1
France	4,308,471	1.8
Ireland	3,290,567	1.4
Portugal	3,265,243	1.3
Colombia	2,976,643	1.2
Luxembourg	2,814,855	1.2
Switzerland	2,721,460	1.1
Finland	2,580,316	1.1
Cayman Islands	1,443,680	0.6
Taiwan	1,390,359	0.6
Belgium	697,449	0.3
Singapore	496,702	0.2

Total	$242,771,904	100.0%

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
Australian Dollar	1/13/17	13,681,000	$9,868,019	$197,189
British Pound	1/13/17	750,000	924,410	19,502
British Pound	1/13/17	106,000	130,650	(928)
Canadian Dollar	1/13/17	(911,000)	(678,679)	5,851
Colombian Peso	1/13/17	1,433,551,000	476,626	(25,965)
Euro	1/13/17	(2,397,000)	(2,524,248)	17,345
Japanese Yen	1/13/17	(938,176,000)	(8,032,901)	(45,626)
Mexican Peso	1/13/17	146,385,000	7,053,021	86,144
New Zealand Dollar	1/13/17	9,137,000	6,343,123	83,276
Norwegian Krone	1/13/17	(4,914,000)	(569,512)	(2,548)
Swedish Krona	1/13/17	(13,914,000)	(1,529,023)	26,026

			11,461,486	360,266

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Global Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Counterparty/ Currency	Settlement Date	Currency Units Sold/ (Purchased)	Currency Value	Unrealized Appreciation/ (Depreciation)
Barclays Capital, Inc.:
Euro	1/12/17	7,146,000	$7,524,888	$39,939
Japanese Yen	1/12/17	(331,339,000)	(2,836,801)	(123,142)
Polish Zloty	1/12/17	(10,459,000)	(2,500,305)	(31,742)

			2,187,782	(114,945)
Citibank NA:
British Pound	1/11/17	4,032,000	4,969,315	3,875
Euro	1/11/17	87,000	91,607	880
Japanese Yen	1/11/17	8,289,000	70,962	(660)
New Zealand Dollar	1/11/17	6,503,000	4,514,940	43,923
Swedish Krona	1/11/17	12,948,000	1,422,637	(44,061)

			11,069,461	3,957
HSBC Securities (USA), Inc.:
British Pound	1/10/17	5,070,000	6,248,419	(911)
Chilean Peso	1/10/17	(1,661,188,000)	(2,480,786)	(44,776)
Euro	1/10/17	(521,000)	(548,556)	4,036
Japanese Yen	1/10/17	(431,136,000)	(3,690,686)	(215,557)
New Zealand Dollar	1/10/17	5,332,000	3,702,096	33,716

			3,230,487	(223,492)
Total			$27,949,216	$25,786

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays Global Aggregate Bond Index	A broad-based measure of the global investment grade fixed-rate debt markets.
Bloomberg Barclays Global Aggregate Corporate Bond Index	Measures global investment grade, fixed-rate corporate bonds.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $49,236,688, which represents 20.3% of net assets.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $2,889,616.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	7,485,071	125,515,241	(130,879,355)	2,120,957	$—	$17,905	$2,120,957

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$673,220	$674,088	0.3%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

14	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$29,010,006	$-
Bank Loans and Mezzanine Loans	-	1,762,329	-
Corporate Bonds	-	66,168,132	-
Foreign Government Bonds	-	88,677,589	-
Inflation-Indexed Bonds	-	17,592,505	-
United States Treasury Notes/Bonds	-	37,440,386	-
Investment Companies	-	2,120,957	-
Total Investments in Securities	$-	$242,771,904	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	561,702	-
Total Assets	$-	$243,333,606	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$535,916	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	15

Janus Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$255,158,855
Unaffiliated investments, at value	240,650,947
Affiliated investments, at value	2,120,957
Cash	133,852
Forward currency contracts	561,702
Cash denominated in foreign currency(1)	7
Closed foreign currency contracts	139,925
Non-interested Trustees' deferred compensation	4,509
Receivables:
Interest	1,710,376
Fund shares sold	90,428
Dividends from affiliates	2,173
Other assets	14,919
Total Assets	245,429,795
Liabilities:
Forward currency contracts	535,916
Closed foreign currency contracts	1,217,648
Payables:	—
Fund shares repurchased	467,658
Advisory fees	93,801
Professional fees	24,736
Transfer agent fees and expenses	13,542
Dividends	8,744
Custodian fees	6,994
12b-1 Distribution and shareholder servicing fees	6,915
Non-interested Trustees' deferred compensation fees	4,509
Non-interested Trustees' fees and expenses	2,258
Fund administration fees	2,129
Accrued expenses and other payables	41,954
Total Liabilities	2,426,804
Net Assets	$243,002,991

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Global Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$273,727,495
Undistributed net investment income/(loss)	(8,597,318)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(9,778,545)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(12,348,641)
Total Net Assets	$243,002,991
Net Assets - Class A Shares	$11,264,881
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,220,287
Net Asset Value Per Share(2)	$9.23
Maximum Offering Price Per Share(3)	$9.69
Net Assets - Class C Shares	$4,560,556
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	493,623
Net Asset Value Per Share(2)	$9.24
Net Assets - Class D Shares	$10,343,372
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,121,022
Net Asset Value Per Share	$9.23
Net Assets - Class I Shares	$28,959,966
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,139,702
Net Asset Value Per Share	$9.22
Net Assets - Class N Shares	$181,383,418
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,676,494
Net Asset Value Per Share	$9.22
Net Assets - Class S Shares	$254,481
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	27,548
Net Asset Value Per Share	$9.24
Net Assets - Class T Shares	$6,236,317
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	675,573
Net Asset Value Per Share	$9.23

(1) Includes cost of $7. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Global Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$3,267,533
Dividends from affiliates	17,905
Other income	3,916
Total Investment Income	3,289,354
Expenses:
Advisory fees	843,824
12b-1Distribution and shareholder servicing fees:
Class A Shares	16,857
Class C Shares	26,667
Class S Shares	339
Transfer agent administrative fees and expenses:
Class D Shares	7,270
Class S Shares	339
Class T Shares	10,541
Transfer agent networking and omnibus fees:
Class A Shares	6,261
Class C Shares	2,252
Class I Shares	20,587
Other transfer agent fees and expenses:
Class A Shares	642
Class C Shares	307
Class D Shares	1,854
Class I Shares	810
Class N Shares	2,662
Class T Shares	78
Registration fees	71,327
Professional fees	24,230
Custodian fees	17,244
Fund administration fees	13,362
Shareholder reports expense	8,867
Non-interested Trustees’ fees and expenses	4,808
Other expenses	9,863
Total Expenses	1,090,991
Less: Excess Expense Reimbursement	(94,497)
Net Expenses	996,494
Net Investment Income/(Loss)	2,292,860
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	(5,951,502)
Total Net Realized Gain/(Loss) on Investments	(5,951,502)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(11,200,703)
Total Change in Unrealized Net Appreciation/Depreciation	(11,200,703)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(14,859,345)

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Global Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,292,860	$5,943,598
Net realized gain/(loss) on investments	(5,951,502)	(6,907,994)
Change in unrealized net appreciation/depreciation	(11,200,703)	12,981,112
Net Increase/(Decrease) in Net Assets Resulting from Operations	(14,859,345)	12,016,716
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(92,390)	(15,653)
Class C Shares	(17,070)	(3,140)
Class D Shares	(94,797)	(9,326)
Class I Shares	(308,594)	(31,303)
Class N Shares	(1,742,510)	(220,491)
Class S Shares	(1,744)	(169)
Class T Shares	(62,445)	(9,550)
Total Dividends from Net Investment Income	(2,319,550)	(289,632)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(306,512)
Class C Shares	—	(61,477)
Class D Shares	—	(182,634)
Class I Shares	—	(612,987)
Class N Shares	—	(4,317,754)
Class S Shares	—	(3,312)
Class T Shares	—	(187,019)
Total Return of Capital on Dividends from Net Investment Income	—	(5,671,695)
Net Decrease from Dividends and Distributions to Shareholders	(2,319,550)	(5,961,327)
Capital Share Transactions:
Class A Shares	(2,517,176)	(12,903,670)
Class C Shares	(384,582)	(2,152,109)
Class D Shares	(247,966)	1,017,659
Class I Shares	(7,180,812)	4,253,776
Class N Shares	(14,730,197)	(18,485,191)
Class S Shares	4,184	101,084
Class T Shares	(2,288,689)	(9,072,863)
Net Increase/(Decrease) from Capital Share Transactions	(27,345,238)	(37,241,314)
Net Increase/(Decrease) in Net Assets	(44,524,133)	(31,185,925)
Net Assets:
Beginning of period	287,527,124	318,713,049
End of period	$243,002,991	$287,527,124

Undistributed Net Investment Income/(Loss)	$(8,597,318)	$(8,570,628)

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$9.84	$9.59	$10.61		$9.85	$10.48	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.17(1)	0.16(1)		0.26(1)	0.27	0.23
Net realized and unrealized gain/(loss)	(0.61)	0.25	(0.68)		0.80	(0.35)	0.27
Total from Investment Operations	(0.54)	0.42	(0.52)		1.06	(0.08)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.01)	(0.50)		(0.30)	(0.12)	(0.29)
Distributions (from capital gains)	—	—	—		—	(0.25)	(0.08)
Return of capital	—	(0.16)	—(2)		—	(0.18)	—
Total Dividends and Distributions	(0.07)	(0.17)	(0.50)		(0.30)	(0.55)	(0.37)
Net Asset Value, End of Period	$9.23	$9.84	$9.59		$10.61	$9.85	$10.48
Total Return*	(5.54)%	4.47%	(5.03)%		10.96%	(1.04)%	4.89%
Net Assets, End of Period (in thousands)	$11,265	$14,574	$27,198		$6,247	$4,649	$5,113
Average Net Assets for the Period (in thousands)	$13,257	$18,018	$24,080		$3,737	$5,017	$3,309
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.07%	1.07%	1.04%		1.02%	1.28%	1.46%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	1.02%	1.00%		1.02%	1.01%	1.02%
Ratio of Net Investment Income/(Loss)	1.36%	1.78%	1.57%		2.53%	2.32%	2.48%
Portfolio Turnover Rate	98%	125%	191%		171%	182%	222%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.85	$9.60	$10.62	$9.86	$10.49	$10.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.10(1)	0.08(1)	0.16(1)	0.19	0.18
Net realized and unrealized gain/(loss)	(0.61)	0.25	(0.68)	0.82	(0.35)	0.24
Total from Investment Operations	(0.58)	0.35	(0.60)	0.98	(0.16)	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	—(2)	(0.42)	(0.22)	(0.08)	(0.21)
Distributions (from capital gains)	—	—	—	—	(0.25)	(0.08)
Return of capital	—	(0.10)	—(2)	—	(0.14)	—
Total Dividends and Distributions	(0.03)	(0.10)	(0.42)	(0.22)	(0.47)	(0.29)
Net Asset Value, End of Period	$9.24	$9.85	$9.60	$10.62	$9.86	$10.49
Total Return*	(5.89)%	3.71%	(5.75)%	10.09%	(1.78)%	4.10%
Net Assets, End of Period (in thousands)	$4,561	$5,288	$7,339	$1,325	$1,654	$1,884
Average Net Assets for the Period (in thousands)	$5,311	$6,037	$5,754	$963	$2,016	$1,634
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.80%	1.79%	1.81%	1.80%	2.05%	2.21%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.74%	1.74%	1.77%	1.79%	1.76%	1.76%
Ratio of Net Investment Income/(Loss)	0.62%	1.06%	0.81%	1.54%	1.58%	1.77%
Portfolio Turnover Rate	98%	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Global Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.84	$9.59	$10.61	$9.85	$10.47	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.19(1)	0.18(1)	0.27(1)	0.28	0.26
Net realized and unrealized gain/(loss)	(0.61)	0.25	(0.68)	0.80	(0.34)	0.24
Total from Investment Operations	(0.53)	0.44	(0.50)	1.07	(0.06)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	(0.52)	(0.31)	(0.12)	(0.30)
Distributions (from capital gains)	—	—	—	—	(0.25)	(0.08)
Return of capital	—	(0.18)	—(2)	—	(0.19)	—
Total Dividends and Distributions	(0.08)	(0.19)	(0.52)	(0.31)	(0.56)	(0.38)
Net Asset Value, End of Period	$9.23	$9.84	$9.59	$10.61	$9.85	$10.47
Total Return*	(5.45)%	4.67%	(4.88)%	11.07%	(0.84)%	4.90%
Net Assets, End of Period (in thousands)	$10,343	$11,390	$10,132	$13,098	$9,875	$10,240
Average Net Assets for the Period (in thousands)	$11,904	$9,684	$12,333	$8,833	$11,610	$10,566
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.93%	0.89%	0.92%	1.16%	1.31%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.83%	0.84%	0.92%	0.90%	0.91%
Ratio of Net Investment Income/(Loss)	1.56%	1.98%	1.77%	2.63%	2.43%	2.64%
Portfolio Turnover Rate	98%	125%	191%	171%	182%	222%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.84	$9.58	$10.60	$9.84	$10.47	$10.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.20(1)	0.17(1)	0.21(1)	0.31	0.29
Net realized and unrealized gain/(loss)	(0.62)	0.26	(0.66)	0.88	(0.37)	0.24
Total from Investment Operations	(0.54)	0.46	(0.49)	1.09	(0.06)	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	(0.53)	(0.33)	(0.12)	(0.32)
Distributions (from capital gains)	—	—	—	—	(0.25)	(0.08)
Return of capital	—	(0.19)	—(2)	—	(0.20)	—
Total Dividends and Distributions	(0.08)	(0.20)	(0.53)	(0.33)	(0.57)	(0.40)
Net Asset Value, End of Period	$9.22	$9.84	$9.58	$10.60	$9.84	$10.47
Total Return*	(5.53)%	4.85%	(4.81)%	11.24%	(0.79)%	5.15%
Net Assets, End of Period (in thousands)	$28,960	$38,506	$33,551	$2,990	$234,166	$14,810
Average Net Assets for the Period (in thousands)	$37,765	$31,348	$32,970	$77,450	$74,492	$12,500
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.82%	0.80%	0.80%	0.75%	0.75%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.76%	0.75%	0.75%	0.76%
Ratio of Net Investment Income/(Loss)	1.60%	2.05%	1.73%	2.13%	2.27%	2.77%
Portfolio Turnover Rate	98%	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.83	$9.58	$10.60	$10.12
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.21	0.20	0.22
Net realized and unrealized gain/(loss)	(0.61)	0.25	(0.68)	0.50
Total from Investment Operations	(0.53)	0.46	(0.48)	0.72
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.01)	(0.54)	(0.24)
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.20)	—(3)	—
Total Dividends and Distributions	(0.08)	(0.21)	(0.54)	(0.24)
Net Asset Value, End of Period	$9.22	$9.83	$9.58	$10.60
Total Return*	(5.38)%	4.84%	(4.73)%	7.22%
Net Assets, End of Period (in thousands)	$181,383	$208,508	$222,452	$249,350
Average Net Assets for the Period (in thousands)	$199,536	$210,982	$245,055	$237,653
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.71%	0.70%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.66%	0.67%	0.71%
Ratio of Net Investment Income/(Loss)	1.71%	2.14%	1.95%	3.19%
Portfolio Turnover Rate	98%	125%	191%	171%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.85	$9.60	$10.62	$9.87	$10.49	$10.36
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.19(2)	0.16(2)	0.23(2)	0.26	0.25
Net realized and unrealized gain/(loss)	(0.61)	0.26	(0.69)	0.83	(0.35)	0.23
Total from Investment Operations	(0.55)	0.45	(0.53)	1.06	(0.09)	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.06)	(0.01)	(0.49)	(0.31)	(0.11)	(0.27)
Distributions (from capital gains)	—	—	—	—	(0.25)	(0.08)
Return of capital	—	(0.19)	—(3)	—	(0.17)	—
Total Dividends and Distributions	(0.06)	(0.20)	(0.49)	(0.31)	(0.53)	(0.35)
Net Asset Value, End of Period	$9.24	$9.85	$9.60	$10.62	$9.87	$10.49
Total Return*	(5.57)%	4.72%	(5.18)%	10.90%	(1.06)%	4.69%
Net Assets, End of Period (in thousands)	$254	$267	$162	$418	$905	$915
Average Net Assets for the Period (in thousands)	$266	$173	$192	$571	$943	$895
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.22%	1.19%	1.25%	1.49%	1.62%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.08%	0.79%	1.17%	1.06%	1.13%	1.20%
Ratio of Net Investment Income/(Loss)	1.28%	2.01%	1.60%	2.29%	2.20%	2.33%
Portfolio Turnover Rate	98%	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from October 28, 2013 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus Global Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.84	$9.59	$10.61	$9.86	$10.48	$10.35
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.18(1)	0.17(1)	0.26(1)	0.27	0.31
Net realized and unrealized gain/(loss)	(0.61)	0.25	(0.68)	0.80	(0.34)	0.19
Total from Investment Operations	(0.54)	0.43	(0.51)	1.06	(0.07)	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.07)	(0.01)	(0.51)	(0.31)	(0.12)	(0.29)
Distributions (from capital gains)	—	—	—	—	(0.25)	(0.08)
Return of capital	—	(0.17)	—(2)	—	(0.18)	—
Total Dividends and Distributions	(0.07)	(0.18)	(0.51)	(0.31)	(0.55)	(0.37)
Net Asset Value, End of Period	$9.23	$9.84	$9.59	$10.61	$9.86	$10.48
Total Return*	(5.49)%	4.59%	(4.96)%	10.91%	(0.91)%	4.90%
Net Assets, End of Period (in thousands)	$6,236	$8,994	$17,880	$11,830	$6,935	$2,317
Average Net Assets for the Period (in thousands)	$8,304	$10,362	$17,663	$7,406	$4,055	$4,904
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.96%	0.96%	0.96%	0.99%	1.19%	1.38%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.90%	0.92%	0.97%	0.98%	1.00%
Ratio of Net Investment Income/(Loss)	1.47%	1.89%	1.66%	2.60%	2.29%	2.44%
Portfolio Turnover Rate	98%	125%	191%	171%	182%	222%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

24	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

Janus Investment Fund	25

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

26	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Janus Investment Fund	27

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to take a positive outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to take a negative outlook on the related currency. These forward contracts seek to increase exposure to currency risk.

During the period ended December 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $50,025,422 and $78,230,357, respectively.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$561,702

Liability Derivatives:
Forward currency contracts	$535,916

28	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ (814,202)	(a)

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(2,566,973)	(a)

(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may

Janus Investment Fund	29

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve

30	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on

Janus Investment Fund	31

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$435,333	$(75,067)	$—	$360,266
Barclays Capital, Inc.	39,939	(39,939)	—	—
Citibank NA	48,678	(44,721)	—	3,957
HSBC Securities (USA), Inc.	37,752	(37,752)	—	—

Total	$561,702	$(197,479)	$—	$364,223
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$75,067	$(75,067)	$—	$—
Barclays Capital, Inc.	154,884	(39,939)	—	114,945
Citibank NA	44,721	(44,721)	—	—
HSBC Securities (USA), Inc.	261,244	(37,752)	—	223,492

Total	$535,916	$(197,479)	$—	$338,437
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

32	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.60
Next $1 Billion	0.55
Over $2 Billion	0.50

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Janus Capital International Limited (UK) (“JCIL”), pursuant to which one or more employees of JCIL may also serve as “associated persons” of Janus Capital. In this capacity, such employees of JCIL are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and JCIL under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Investment Fund	33

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.59% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. The previous expense limit (until November 1, 2016) was 0.66% If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to

34	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Janus Investment Fund	35

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $215.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $409.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	99	74
Class S Shares	58	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

36	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(1,189,785)	$ -	$ (1,189,785)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 257,247,239	$ 1,210,996	$(15,686,331)	$ (14,475,335)

Janus Investment Fund	37

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	107,163	$ 1,035,593	514,012	$ 4,968,042
Reinvested dividends and distributions	9,392	90,899	32,844	314,212
Shares repurchased	(376,658)	(3,643,668)	(1,901,926)	(18,185,924)
Net Increase/(Decrease)	(260,103)	$ (2,517,176)	(1,355,070)	$(12,903,670)
Class C Shares:
Shares sold	85,460	$ 842,450	101,397	$ 992,409
Reinvested dividends and distributions	1,444	13,984	5,618	53,776
Shares repurchased	(129,993)	(1,241,016)	(334,687)	(3,198,294)
Net Increase/(Decrease)	(43,089)	$ (384,582)	(227,672)	$ (2,152,109)
Class D Shares:
Shares sold	369,761	$ 3,628,012	424,433	$ 4,110,771
Reinvested dividends and distributions	9,370	90,502	19,254	184,275
Shares repurchased	(415,748)	(3,966,480)	(342,765)	(3,277,387)
Net Increase/(Decrease)	(36,617)	$ (247,966)	100,922	$ 1,017,659
Class I Shares:
Shares sold	1,017,301	$ 9,983,988	2,366,885	$ 22,851,896
Reinvested dividends and distributions	24,845	239,890	45,308	433,740
Shares repurchased	(1,817,312)	(17,404,690)	(1,998,218)	(19,031,860)
Net Increase/(Decrease)	(775,166)	$ (7,180,812)	413,975	$ 4,253,776
Class N Shares:
Shares sold	160,479	$ 1,563,953	622,143	$ 6,664,321
Reinvested dividends and distributions	180,491	1,742,510	474,876	4,538,245
Shares repurchased	(1,874,992)	(18,036,660)	(3,109,643)	(29,687,757)
Net Increase/(Decrease)	(1,534,022)	$(14,730,197)	(2,012,624)	$(18,485,191)
Class S Shares:
Shares sold	417	$ 4,099	11,055	$ 108,790
Reinvested dividends and distributions	180	1,744	362	3,474
Shares repurchased	(173)	(1,659)	(1,174)	(11,180)
Net Increase/(Decrease)	424	$ 4,184	10,243	$ 101,084
Class T Shares:
Shares sold	209,498	$ 2,042,345	629,475	$ 6,102,419
Reinvested dividends and distributions	6,107	59,256	20,183	193,338
Shares repurchased	(453,748)	(4,390,290)	(1,599,869)	(15,368,620)
Net Increase/(Decrease)	(238,143)	$ (2,288,689)	(950,211)	$ (9,072,863)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$165,397,273	$ 176,210,809	$ 73,271,679	$ 67,740,459

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

38	DECEMBER 31, 2016

Janus Global Bond Fund

Notes to Financial Statements (unaudited)

owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, wil receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Global Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

40	DECEMBER 31, 2016

Janus Global Bond Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	41

Janus Global Bond Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

42	DECEMBER 31, 2016

Janus Global Bond Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	43

Janus Global Bond Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

44	DECEMBER 31, 2016

Janus Global Bond Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	45

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	DECEMBER 31, 2016

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Global Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	DECEMBER 31, 2016

Janus Global Bond Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7571				125-24-93023 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Global Unconstrained Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Global Unconstrained Bond Fund

Janus Global Unconstrained Bond Fund (unaudited)

FUND SNAPSHOT

This “unconstrained” Fund has the flexibility to invest across global fixed income markets and is not managed to be compared to any specific index. The Fund has significant latitude to act on high-conviction ideas and seeks to achieve positive absolute returns in a variety of market environments.

PERFORMANCE OVERVIEW

For the six-month period ending December 31, 2016, the Janus Global Unconstrained Bond Fund Class I Shares returned 1.95% compared with 0.35% for its primary benchmark, the 3-Month USD London Interbank Offered Rate (LIBOR).

MARKET ENVIRONMENT

The period was marked by a gradual increase in risk appetite among investors, which accelerated during the final two months in the wake of geopolitical and macroeconomic developments. Through the summer, yields on U.S. Treasurys rose as Federal Reserve (Fed) officials telegraphed their desire to take a step toward normalizing interest rates. This contrasted with other developed market central banks, which still were in full expansionary mode to support their fragile economies. The prospects for improving global growth – and risk assets – got a boost late in the year with the election of Donald Trump to the U.S. presidency. Investors anticipated that the new administration would champion a pro-growth agenda comprised of tax reform, a rollback in regulations and the potential for large-scale infrastructure spending. Yields on 10-year U.S. Treasurys, after having begun the period at 1.47%, rose to 2.44% by the end of December. In the wake of the election’s results, spreads on investment-grade corporate bonds narrowed to 123 basis points (bps) after having started the period at 156 bps. The narrowing of spreads on high-yield corporate credits was even more pronounced, falling from 594 bps to 409 bps by the end of the period. Equities rallied as well, with several U.S. benchmarks achieving record highs in December.

The prospects of diverging monetary policy and growth trajectories sent major foreign currencies reeling against the U.S. dollar. In advanced economies, the Japanese yen was particularly weak. In emerging markets, the Turkish lira and Mexican peso lost the most ground to the dollar, while the previously hard-hit Russian ruble and Brazilian real gained on the greenback due, in part, to stabilizing crude oil prices. The latter development was reinforced by OPEC’s late-year announcement to curtail production.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the 3-month USD LIBOR during the six month period. The strategy seeks to provide long-term positive returns and preserve capital through various market environments by managing portfolio duration, credit risk and volatility. The Fund seeks to limit potential downside and avoid areas of the market where we see disproportionate risk.

The core of the portfolio is comprised of shorter-duration, cash-based fixed income securities. We believe that higher-yielding corporate credits with durations under three years represent an attractive source of income that is often overlooked by the market. Given the tightening of credit spreads during the period, our positioning in corporate credit generated positive returns for the period.

Complementing the Fund’s cash-based core, we employ a series of strategies we refer to as Structural Alpha, which are designed to generate excess returns by judiciously utilizing instruments, including options, futures, swaps and other derivatives. Many of these same instruments are also employed with the aim of lowering volatility’s impact across a range of asset classes. During the period, the Fund sold interest rate volatility using options strategies, with the expectation that rates would stay within a particular range. The relative stability in rates during the earlier part of this period enabled this strategy to generate positive returns. In the wake of the post-election risk-on environment, our positioning against falling rates continued to generate positive returns. However, the Fund’s positioning against rising rates resulted in a loss, given the aggressive sell-off that occurred during the latter part of the period. Still, those losses were not sufficient to negate the returns reaped over the period as a whole.

Janus Investment Fund	1

Janus Global Unconstrained Bond Fund (unaudited)

Another method through which we seek to harvest excess returns is by capitalizing on potential merger arbitrage opportunities within equities markets. Given the wave of consolidation occurring globally, the Fund was able to generate positive returns by gaining exposure to multiple announced transactions.

Losses during the period were largely attributable to duration positioning. This was especially pronounced after the U.S. election, when interest rates sold off aggressively. Consequently, segments of the portfolio with duration exposure incurred losses.

DERIVATIVES

The Fund makes extensive use of derivatives as a component of its Structural Alpha strategy. These derivatives are utilized with the aim of generating returns in addition to those attributed to our core fixed income allocation. Management has discretion to tactically use each of these derivatives to access trades and as hedging instruments. During the period, the Fund used options, futures, options on futures, credit default swaps (CDS), other swaps and forward exchange contracts. Options and futures, in part, are utilized as part of a strategy to capture yield by selling volatility across a range of asset classes. CDS are used as a strategy to generate yield by selling default protection on an underlying asset. Forward exchange contracts are used, in part, to hedge our currency exposure and as a strategy for capitalizing on potential dislocations in the foreign currency market. For the period, the derivatives impact on performance was positive.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

Thank you for your investment in the Janus Global Unconstrained Bond Fund.

2	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.90%	0.90%
Class A Shares MOP	0.86%	0.86%
Class C Shares**	0.15%	0.15%
Class D Shares	0.93%	0.93%
Class I Shares	1.18%	1.18%
Class N Shares	1.21%	1.21%
Class R Shares	0.46%	0.46%
Class S Shares	0.72%	0.72%
Class T Shares	0.96%	0.96%
Weighted Average Maturity		1.6 Years
Average Effective Duration***		(0.1) Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	3.9%
A	12.3%
BBB	22.9%
BB	18.2%
B	5.5%
CCC	0.6%
D	1.3%
Not Rated	7.9%
Other	27.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	52.2%
Commercial Paper	22.1%
Asset-Backed/Commercial Mortgage-Backed Securities	8.3%
Foreign Government Bonds	4.2%
Common Stocks	3.0%
Investment Companies	2.3%
Inflation-Indexed Bonds	1.9%
Other	6.0%
100.0%

Emerging markets comprised 7.4% of total net assets.

Janus Investment Fund	3

Janus Global Unconstrained Bond Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016				per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.81%	4.98%	1.02%	1.02%	1.02%
Class A Shares at MOP	-2.99%	-0.04%	-0.86%
Class C Shares at NAV	1.44%	4.23%	0.29%	1.80%	1.80%
Class C Shares at CDSC	0.45%	3.23%	0.29%
Class D Shares(1)	1.85%	4.91%	1.06%	1.02%	1.00%
Class I Shares	1.95%	5.26%	1.28%	0.76%	0.76%
Class N Shares	1.97%	5.28%	1.30%	0.74%	0.74%
Class R Shares	1.58%	4.50%	0.57%	1.48%	1.48%
Class S Shares	1.73%	4.83%	0.83%	1.24%	1.24%
Class T Shares	1.85%	4.94%	1.04%	0.99%	0.99%
3-Month USD LIBOR	0.35%	0.66%	0.40%
Morningstar Quartile - Class I Shares	-	2nd	2nd
Morningstar Ranking - based on total returns for Nontraditional Bond Funds	-	140/363	130/278

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund (unaudited)

Performance

The expense ratios shown reflect estimated annualized expenses that the Janus Global Unconstrained Bond Subsidiary, Ltd. (the “Subsidiary”) expects to incur. As of December 31, 2016, the Subsidiary has not commenced operations.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details

Fixed income securities are subject to interest rate, inflation, credit and default risk. As interest rates rise, bond prices usually fall, and vice versa. High-yield bonds, or “junk” bonds, involve a greater risk of default and price volatility. Foreign securities, including sovereign debt, are subject to currency fluctuations, political and economic uncertainty, increased volatility and lower liquidity, all of which are magnified in emerging markets.

Derivatives involve risks in addition to the risks of the underlying securities, including gains or losses which, as a result of leverage, can be substantially greater than the derivatives’ original cost. Investments in commodity-linked investments through a nonregistered subsidiary involve certain special risks, including greater volatility and loss of interest and principal. Short sales are speculative transactions with potentially unlimited losses, and the use of leverage can magnify the effect of losses. No investment strategy can ensure a profit or eliminate the risk of loss.

Performance was positively impacted by investments in initial public offerings (IPOs). There is no guarantee this level of performance will be repeated. The prices of IPO securities may fluctuate more than prices of equity securities of companies with longer trading histories. Investing in IPOs entails special risks, including limited operating history of companies, limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the company, and high portfolio turnover.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class R Shares commenced operations on February 6, 2015. Performance shown for periods prior to February 6, 2015, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class R Shares, without the effect of any applicable fee and expense limitations or waivers.

If Class R Shares of the Fund had been available during periods prior to February 6, 2015, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class R Shares reflects the fees and expenses of Class R Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

Effective July 28, 2016, Bill Gross is sole Portfolio Manager of the Fund.

* The Fund’s inception date – May 27, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Global Unconstrained Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,018.10	$5.04	$1,000.00	$1,020.21	$5.04	0.99%
Class C Shares	$1,000.00	$1,014.40	$8.78	$1,000.00	$1,016.48	$8.79	1.73%
Class D Shares	$1,000.00	$1,018.50	$4.73	$1,000.00	$1,020.52	$4.74	0.93%
Class I Shares	$1,000.00	$1,019.50	$3.72	$1,000.00	$1,021.53	$3.72	0.73%
Class N Shares	$1,000.00	$1,019.70	$3.56	$1,000.00	$1,021.68	$3.57	0.70%
Class R Shares	$1,000.00	$1,015.80	$7.42	$1,000.00	$1,017.85	$7.43	1.46%
Class S Shares	$1,000.00	$1,017.30	$5.90	$1,000.00	$1,019.36	$5.90	1.16%
Class T Shares	$1,000.00	$1,018.50	$4.73	$1,000.00	$1,020.52	$4.74	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 8.3%
Alternative Loan Trust 2003-4CB, 5.7500%, 4/25/33	$14,902,577	$14,863,489
Alternative Loan Trust 2006-14CB, 6.0000%, 6/25/36	950,309	799,363
Alternative Loan Trust 2006-45T1, 5.5000%, 2/25/37	715,348	535,286
Alternative Loan Trust 2006-45T1, 6.0000%, 2/25/37	3,342,288	2,629,025
Alternative Loan Trust 2006-4CB, 5.5000%, 4/25/36	1,772,854	1,668,205
Alternative Loan Trust 2006-5T2, 6.0000%, 4/25/36	2,208,277	1,617,193
Alternative Loan Trust 2007-22, 6.3439%, 9/25/37‡,¤	6,840,898	1,732,858
Alternative Loan Trust 2007-9T1, 5.5000%, 5/25/22	523,585	376,684
Banc of America Alternative Loan Trust 2005-9, 6.0000%, 10/25/35	5,375,663	4,403,921
Banc of America Funding 2005-5 Trust, 5.5000%, 9/25/35	484,512	472,829
Banc of America Funding 2006-7 Trust, 6.0000%, 9/25/36‡	1,325,377	1,248,770
Banc of America Funding 2007-2 Trust, 4.9035%, 3/25/37‡	1,385,566	1,362,953
Banc of America Mortgage 2007-1 Trust, 5.7500%, 1/25/37	33,571	29,112
Banc of America Mortgage Trust 2004-5, 4.7500%, 6/25/19	90,039	90,485
Bear Stearns ALT-A Trust 2005-4, 3.0538%, 5/25/35‡	2,834,377	2,128,256
CHL Mortgage Pass-Through Trust 2006-13, 6.2500%, 9/25/36	2,674,717	2,273,344
Credit-Based Asset Servicing & Securitization LLC, 5.0620%, 9/25/32Ç	150,695	146,596
CSMC Mortgage-Backed Trust 2006-9, 6.0000%, 11/25/36	9,172,478	8,412,071
Equity One Mortgage Pass-Through Trust 2003-4, 4.9280%, 10/25/34Ç	260,399	233,565
Fannie Mae REMICS, 5.8439%, 6/25/38‡,¤	22,656,296	2,585,054
Fannie Mae REMICS, 4.9439%, 2/25/39‡,¤	3,309,980	430,798
Fannie Mae REMICS, 5.2439%, 3/25/39‡,¤	32,702,643	3,699,503
Fannie Mae REMICS, 5.2939%, 5/25/39‡,¤	23,897,571	2,576,995
Fannie Mae REMICS, 5.7939%, 5/25/39‡,¤	38,074,099	4,319,312
Fannie Mae REMICS, 5.3939%, 3/25/40‡,¤	13,169,565	1,683,824
Fannie Mae REMICS, 3.9939%, 5/25/40‡,¤	46,921,307	5,078,556
Fannie Mae REMICS, 5.0139%, 6/25/40‡,¤	2,276,753	341,476
Fannie Mae REMICS, 5.7939%, 7/25/42‡,¤	13,921,917	2,692,328
Fannie Mae REMICS, 5.3939%, 11/25/42‡,¤	12,070,511	2,421,033
Fannie Mae REMICS, 5.3939%, 7/25/43‡,¤	26,891,332	4,115,237
Fannie Mae REMICS, 4.8439%, 5/25/45‡,¤	36,706,955	5,712,292
First Horizon Mortgage Pass-Through Trust 2004-7, 5.5000%, 1/25/35	108,289	110,653
Freddie Mac REMICS, 5.7961%, 8/15/35‡,¤	7,641,504	1,291,501
Freddie Mac REMICS, 5.3461%, 4/15/39‡,¤	14,120,637	1,483,343
Freddie Mac REMICS, 5.3461%, 5/15/39‡,¤	12,222,568	1,395,634
Freddie Mac REMICS, 5.9461%, 11/15/40‡,¤	18,907,764	2,307,831
Freddie Mac REMICS, 5.8461%, 3/15/41‡,¤	1,597,832	220,644
Freddie Mac REMICS, 5.8461%, 5/15/42‡,¤	8,378,409	1,597,803
Freddie Mac REMICS, 5.4461%, 12/15/44‡,¤	16,088,246	3,292,698
Government National Mortgage Association, 3.5000%, 12/20/39¤	24,803,616	1,820,372
Government National Mortgage Association, 5.8610%, 12/20/39‡,¤	12,572,349	1,553,496
Government National Mortgage Association, 5.4110%, 4/20/43‡,¤	569,444	85,819
Government National Mortgage Association, 4.9110%, 10/20/45‡,¤	9,600,257	1,589,250
GSR Mortgage Loan Trust 2005-9F, 6.0000%, 1/25/36	817,764	693,182
GSR Mortgage Loan Trust 2006-7F, 6.2500%, 8/25/36	981,728	714,795
IndyMac INDA Mortgage Loan Trust 2006-AR1, 3.1413%, 8/25/36‡	1,208,967	1,147,677
JP Morgan Mortgage Trust 2005-S3, 5.5000%, 1/25/36	2,136,184	1,858,549
JP Morgan Mortgage Trust 2005-S3, 5.7500%, 1/25/36	3,809,696	3,196,284
JP Morgan Mortgage Trust 2007-S1, 6.0000%, 3/25/37	1,991,728	1,647,451
MASTR Alternative Loan Trust 2004-6, 6.0000%, 7/25/34	6,869,679	6,735,682
Morgan Stanley Mortgage Loan Trust 2006-11, 6.0000%, 8/25/36	5,382,665	4,911,008
Morgan Stanley Mortgage Loan Trust 2006-17XS, 5.5771%, 10/25/46Ç	1,674,433	816,406
Morgan Stanley Mortgage Loan Trust 2006-2, 5.2500%, 2/25/21	591,311	567,519
NACC Reperforming Loan REMIC Trust 2004-R1, 7.5000%, 3/25/34 (144A)	256,339	236,573
Ownit Mortgage Loan Trust Series 2006-2, 5.6329%, 1/25/37Ç	466,112	463,282
Reperforming Loan REMIC Trust 2004-R1, 6.5000%, 11/25/34 (144A)	163,381	163,249
Residential Asset Securitization Trust 2005-A15, 6.0000%, 2/25/36	778,329	600,535
Residential Asset Securitization Trust 2007-A1, 6.0000%, 3/25/37	5,650,207	3,760,106
RFMSI Series 2006-S10 Trust, 5.5000%, 10/25/21	2,100,775	2,072,592
Structured Asset Securities Corp Trust 2005-14, 1.0561%, 7/25/35‡	1,136,585	914,565

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
WaMu Mortgage Pass-Through Certificates Series 2006-AR6 Trust,
2.8514%, 8/25/36‡	$2,316,575	$2,061,190
WaMu Mortgage Pass-Through Certificates Series 2007-HY5 Trust,
2.3996%, 5/25/37‡	6,976,915	5,788,498
Wells Fargo Mortgage Backed Securities 2007-8 Trust, 6.0000%, 7/25/37	3,827,870	2,773,358
Wells Fargo Mortgage Loan 2010-RR2 Trust, 5.5000%, 4/27/35 (144A)	9,386,056	9,237,769
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $154,078,514)		147,789,727
Corporate Bonds – 52.2%
Banking – 17.1%
Ally Financial Inc, 5.5000%, 2/15/17†	14,690,000	14,745,087
Ally Financial Inc, 3.2500%, 2/13/18†	48,979,000	49,223,895
Ally Financial Inc, 3.6000%, 5/21/18†	47,803,000	48,161,522
Ally Financial Inc, 8.0000%, 12/31/18	5,790,000	6,318,337
American Express Bank FSB, 0.9639%, 6/12/17‡	3,947,000	3,945,650
American Express Credit Corp, 1.2117%, 6/5/17‡	11,128,000	11,136,669
Astoria Financial Corp, 5.0000%, 6/19/17	3,916,000	3,964,617
Bank of America Corp, 3.8750%, 3/22/17	5,205,000	5,234,460
Bank of America Corp, 1.4343%, 5/2/17‡	7,986,000	7,990,105
Bank of America Corp, 5.7000%, 5/2/17	1,553,000	1,574,141
Bank of America Corp, 1.5401%, 8/25/17‡	2,758,000	2,761,414
Bank of America NA, 1.3721%, 2/14/17‡	300,000	300,143
Bank of America NA, 1.3026%, 5/8/17‡	5,537,000	5,542,116
Bank of America NA, 1.2634%, 6/15/17‡	250,000	249,864
Bank of Tokyo-Mitsubishi UFJ Ltd, 1.3631%, 3/10/17 (144A)†,‡	28,586,000	28,593,318
Barclays Bank PLC, 6.0500%, 12/4/17 (144A)	8,288,000	8,561,695
Canadian Imperial Bank of Commerce, 1.0862%, 2/21/17‡	1,999,000	1,999,100
China Merchants Bank Co Ltd/Hong Kong, 2.3750%, 6/12/17	3,000,000	3,001,065
Citigroup Inc, 1.4931%, 3/10/17‡	2,560,000	2,561,590
Citigroup Inc, 1.4059%, 5/1/17‡	2,801,000	2,803,148
Cooperatieve Rabobank UA, 3.3750%, 1/19/17	322,000	322,294
Credit Suisse AG/New York NY, 1.4271%, 5/26/17‡	4,000,000	4,003,072
Deutsche Bank AG/London, 1.5121%, 2/13/17‡	6,323,000	6,321,495
Goldman Sachs Group Inc, 1.5862%, 5/22/17‡	2,127,000	2,130,599
Goldman Sachs Group Inc, 1.5667%, 6/5/17‡	788,000	789,256
HSBC Bank USA NA/New York NY, 6.0000%, 8/9/17	2,205,000	2,263,496
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	3,617,000	3,617,499
JPMorgan Chase & Co, 1.4257%, 2/15/17‡	6,373,000	6,377,015
JPMorgan Chase Bank NA, 1.4443%, 9/21/18‡	4,746,000	4,752,720
Lloyds Banking Group PLC, 3.1000%, 7/6/21	800,000	809,225
Morgan Stanley, 4.7500%, 3/22/17	1,126,000	1,134,478
Nordea Bank AB, 3.1250%, 3/20/17 (144A)	2,800,000	2,812,690
Royal Bank of Canada/New York NY, 1.3231%, 3/10/17‡	1,902,000	1,903,877
Sumitomo Mitsui Banking Corp, 1.3061%, 1/10/17‡	14,345,000	14,345,717
Sumitomo Mitsui Banking Corp, 1.5476%, 10/19/18‡	11,964,000	12,003,732
SunTrust Bank/Atlanta GA, 5.2000%, 1/17/17	1,580,000	1,581,962
SunTrust Bank/Atlanta GA, 1.3457%, 2/15/17‡	2,000,000	2,000,222
SunTrust Banks Inc, 2.3500%, 11/1/18	2,000,000	2,017,346
Synovus Financial Corp, 5.1250%, 6/15/17	1,902,000	1,914,819
Toronto-Dominion Bank/NY, 1.1667%, 2/1/17‡	1,049,000	1,049,599
Wachovia Corp, 5.7500%, 6/15/17	5,547,000	5,652,537
Wells Fargo & Co, 1.2342%, 6/2/17†,‡	13,019,000	13,024,103
Wells Fargo Bank NA, 1.4981%, 9/7/17‡	4,159,000	4,167,443
Zions Bancorporation, 4.5000%, 3/27/17	2,023,000	2,031,693
		305,694,825
Basic Industry – 0.6%
Ashland LLC, 3.8750%, 4/15/18†	8,325,000	8,543,531
BHP Billiton Finance USA Ltd, 1.6250%, 2/24/17	1,591,000	1,592,198
		10,135,729
Capital Goods – 2.3%
Caterpillar Financial Services Corp, 1.0817%, 3/3/17‡	1,732,000	1,732,248

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Capital Goods – (continued)
CIT Group Inc, 5.0000%, 5/15/18 (144A)	$17,343,000	$17,559,787
CNH Industrial Capital LLC, 3.2500%, 2/1/17	534,000	534,000
Stanley Black & Decker Inc, 2.4510%, 11/17/18†	7,846,000	7,911,655
Textron Inc, 5.6000%, 12/1/17†	12,851,000	13,304,859
		41,042,549
Communications – 2.4%
AT&T Inc, 1.6000%, 2/15/17	821,000	821,221
AT&T Inc, 1.4182%, 3/30/17‡	2,673,000	2,674,601
CenturyLink Inc, 6.0000%, 4/1/17†	14,267,000	14,409,670
CenturyLink Inc, 5.1500%, 6/15/17†	8,150,000	8,272,250
Qwest Corp, 6.5000%, 6/1/17†	11,593,000	11,803,993
Time Warner Cable LLC, 5.8500%, 5/1/17	1,698,000	1,722,057
Verizon Communications Inc, 1.3508%, 6/9/17‡	3,907,000	3,911,532
		43,615,324
Consumer Cyclical – 7.2%
AutoZone Inc, 1.3000%, 1/13/17	100,000	100,003
Dillard's Inc, 6.6250%, 1/15/18	3,578,000	3,728,383
Dillard's Inc, 7.1300%, 8/1/18	6,668,000	7,142,562
Downstream Development Authority of the Quapaw Tribe of Oklahoma,
10.5000%, 7/1/19 (144A)†	12,512,000	12,543,280
DR Horton Inc, 4.7500%, 5/15/17	1,817,000	1,832,899
Ford Motor Credit Co LLC, 1.5000%, 1/17/17	650,000	650,054
Ford Motor Credit Co LLC, 1.6600%, 1/17/17‡	2,280,000	2,280,495
Ford Motor Credit Co LLC, 4.2500%, 2/3/17†	35,758,000	35,828,407
Ford Motor Credit Co LLC, 6.6250%, 8/15/17†	16,206,000	16,698,662
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	4,600,000	4,625,001
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	1,044,000	1,055,549
General Motors Financial Co Inc, 2.6250%, 7/10/17	4,917,000	4,943,493
General Motors Financial Co Inc, 4.7500%, 8/15/17†	21,212,000	21,613,692
Lennar Corp, 12.2500%, 6/1/17	482,000	502,485
Lennar Corp, 4.7500%, 12/15/17	550,000	558,250
Lennar Corp, 4.5000%, 11/15/19	299,000	310,586
Macy's Retail Holdings Inc, 9.5000%, 4/15/21	67,725	73,083
Meritage Homes Corp, 4.5000%, 3/1/18	3,907,000	3,965,605
PACCAR Financial Corp, 1.1364%, 6/6/17‡	2,435,000	2,435,942
Volkswagen International Finance NV, 2.1250%, 11/20/18 (144A)	4,108,000	4,105,708
Wal-Mart Stores Inc, 5.5240%, 6/1/17Ç	1,048,000	1,064,614
Wyndham Worldwide Corp, 2.9500%, 3/1/17	2,650,000	2,652,653
		128,711,406
Consumer Non-Cyclical – 2.6%
Actavis Funding SCS, 1.8500%, 3/1/17†	26,490,000	26,515,722
Amgen Inc, 1.2962%, 5/22/17‡	95,000	95,100
Cargill Inc, 1.9000%, 3/1/17 (144A)	735,000	736,007
Constellation Brands Inc, 7.2500%, 5/15/17	6,166,000	6,289,320
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	1,821,000	1,868,801
McKesson Corp, 5.7000%, 3/1/17	1,157,000	1,164,978
Pernod Ricard SA, 2.9500%, 1/15/17	550,000	550,296
Safeway Inc, 6.3500%, 8/15/17	4,133,000	4,194,995
Tesco PLC, 5.5000%, 11/15/17 (144A)	4,900,000	5,027,777
		46,442,996
Electric – 1.4%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	3,896,000	3,834,868
Southern Power Co, 1.8500%, 12/1/17†	8,297,000	8,318,406
Talen Energy Supply LLC, 6.5000%, 5/1/18	4,000,000	4,130,000
TransAlta Corp, 1.9000%, 6/3/17	8,234,000	8,192,830
		24,476,104
Energy – 5.0%
Anadarko Holding Co, 7.0500%, 5/15/18	2,248,000	2,337,358
Boardwalk Pipelines LP, 5.5000%, 2/1/17	3,825,000	3,835,174

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Boardwalk Pipelines LP, 5.2000%, 6/1/18	$3,803,000	$3,936,839
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	1,691,000	1,716,130
DCP Midstream Operating LP, 2.5000%, 12/1/17	1,119,000	1,113,405
FMC Technologies Inc, 2.0000%, 10/1/17	3,888,000	3,890,586
Kinder Morgan Inc/DE, 7.0000%, 6/15/17	6,939,000	7,099,867
Lukoil International Finance BV, 6.3560%, 6/7/17 (144A)	4,000,000	4,065,000
Marathon Oil Corp, 6.0000%, 10/1/17†	7,390,000	7,610,392
Marathon Oil Corp, 5.9000%, 3/15/18	784,000	818,520
Marathon Petroleum Corp, 2.7000%, 12/14/18	4,137,000	4,191,207
Murphy Oil Corp, 3.5000%, 12/1/17†	11,571,000	11,628,855
Northwest Pipeline LLC, 5.9500%, 4/15/17	7,937,000	8,023,863
Panhandle Eastern Pipe Line Co LP, 7.0000%, 6/15/18	831,000	876,517
Pioneer Natural Resources Co, 6.6500%, 3/15/17	1,500,000	1,515,281
Plains All American Pipeline LP / PAA Finance Corp, 6.1250%, 1/15/17	463,000	463,564
Southern Natural Gas Co LLC, 5.9000%, 4/1/17 (144A)	3,362,000	3,396,955
Spectra Energy Capital LLC, 6.2000%, 4/15/18	4,100,000	4,285,644
Tennessee Gas Pipeline Co LLC, 7.5000%, 4/1/17†	15,625,000	15,826,000
Williams Partners LP / Williams Partners Finance Corp, 7.2500%, 2/1/17	1,862,000	1,869,264
		88,500,421
Finance Companies – 3.1%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.7500%, 5/15/17	635,000	635,794
Aircastle Ltd, 6.7500%, 4/15/17†	15,462,000	15,616,620
Aviation Capital Group Corp, 4.6250%, 1/31/18 (144A)†	10,074,000	10,363,627
CIT Group Inc, 4.2500%, 8/15/17†	22,706,000	22,989,825
International Lease Finance Corp, 8.7500%, 3/15/17	4,745,000	4,810,244
		54,416,110
Financial Institutions – 2.1%
Icahn Enterprises LP / Icahn Enterprises Finance Corp, 3.5000%, 3/15/17†	29,020,000	29,074,412
LeasePlan Corp NV, 2.8750%, 1/22/19 (144A)	8,120,000	8,114,576
		37,188,988
Governement Guarantee – 0.2%
Eksportfinans ASA, 5.5000%, 6/26/17	4,050,000	4,107,307
Insurance – 1.6%
Aetna Inc, 1.6008%, 12/8/17†,‡	19,436,000	19,503,015
Kemper Corp, 6.0000%, 5/15/17	6,000,000	6,088,572
Metropolitan Life Global Funding I, 1.2561%, 4/10/17 (144A)‡	3,483,000	3,485,978
Metropolitan Life Global Funding I, 1.3000%, 4/10/17 (144A)	210,000	210,116
		29,287,681
Owned No Guarantee – 0.8%
ICBCIL Finance Co Ltd, 2.6000%, 11/13/18 (144A)†	8,164,000	8,169,560
Petroleos Mexicanos, 5.5000%, 2/4/19 (144A)	5,723,000	5,928,398
		14,097,958
Technology – 5.4%
EMC Corp, 1.8750%, 6/1/18†	71,003,000	70,205,281
Fidelity National Information Services Inc, 2.8500%, 10/15/18†	16,459,000	16,742,095
Jabil Circuit Inc, 8.2500%, 3/15/18	4,492,000	4,811,246
Juniper Networks Inc, 3.1250%, 2/26/19	4,105,000	4,169,596
		95,928,218
Transportation – 0.4%
Ryder System Inc, 2.5000%, 3/1/17	2,835,000	2,837,968
Ryder System Inc, 3.5000%, 6/1/17	2,015,000	2,031,990
UAL 2009-2A Pass Through Trust, 9.7500%, 1/15/17	1,122,742	1,126,323
US Airways 2010-1 Class B Pass Through Trust, 8.5000%, 4/22/17	364,899	373,109
		6,369,390
Total Corporate Bonds (cost $927,788,867)		930,015,006
Foreign Government Bonds – 4.2%
Argentine Republic Government International Bond, 8.7500%, 6/2/17	18,189,000	18,825,615
Argentine Republic Government International Bond, 6.2500%, 4/22/19 (144A)	28,229,000	30,134,457
Argentine Republic Government International Bond, 6.8750%, 4/22/21 (144A)	9,456,000	10,070,640

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Foreign Government Bonds – (continued)
Provincia de Buenos Aires/Argentina, 5.7500%, 6/15/19 (144A)	$4,477,000		$4,668,168
Provincia de Cordoba, 12.3750%, 8/17/17	10,500,000		11,077,500
Total Foreign Government Bonds (cost $72,041,801)			74,776,380
Inflation-Indexed Bonds – 1.9%
Mexican Udibonos, 4.5000%, 12/4/25 (cost $39,057,108)	634,261,818	MXN	34,646,723
Common Stocks – 3.0%
Chemicals – 1.0%
Valspar Corp†	168,205		17,427,720
Food & Staples Retailing – 0.3%
Rite Aid Corp*	578,110		4,763,626
Food Products – 0.3%
WhiteWave Foods Co*,†	89,681		4,986,264
Health Care Equipment & Supplies – 0.4%
St Jude Medical Inc†	82,574		6,621,609
Health Care Providers & Services – 0%
Team Health Holdings Inc*	23,435		1,018,251
Household Durables – 0.1%
WCI Communities Inc*,†	57,242		1,342,325
Insurance – 0.3%
Fidelity & Guaranty Life†	234,261		5,551,986
Mortgage Real Estate Investment Trusts (REITs) – 0.5%
AGNC Investment Corp	297,274		5,389,578
Annaly Capital Management Inc	372,798		3,716,796
			9,106,374
Semiconductor & Semiconductor Equipment – 0%
Trina Solar Ltd (ADR)*	123,366		1,147,304
Specialty Retail – 0.1%
Cabela's Inc*	42,095		2,464,662
Total Common Stocks (cost $56,422,450)			54,430,121
Investment Companies – 2.3%
Closed-End Funds – 1.2%
Cohen & Steers Closed-End Opportunity Fund Inc	100,265		1,173,101
Cohen & Steers REIT and Preferred Income Fund Inc	104,107		1,989,485
Duff & Phelps Global Utility Income Fund Inc	115,414		1,786,609
Eaton Vance Limited Duration Income Fund	44,029		604,078
First Trust Intermediate Duration Preferred & Income Fund	105,342		2,390,210
Nuveen Build America Bond Fund	319,095		6,582,930
Nuveen Build America Bond Opportunity Fund	216,132		4,523,643
Nuveen Preferred Income Opportunities Fund	92,863		913,772
Nuveen Preferred Securities Income Fund	75,621		704,032
			20,667,860
Exchange-Traded Funds (ETFs) – 1.1%
iShares US Preferred Stock	526,659		19,596,981
Total Investment Companies (cost $41,984,619)			40,264,841
Commercial Paper – 22.1%
Abbey National Treasury Services PLC/Stamford CT, 0%, 4/24/17◊	$26,487,000		26,402,389
Bank of China Ltd/Hong Kong, 0%, 3/6/17◊	11,229,000		11,203,823
Becton Dickinson and Co, 0%, 2/8/17 (144A)◊	13,000,000		12,985,801
Bell Canada Inc, 0%, 1/20/17 (144A)◊	11,737,000		11,731,447
Danske Corp, 0%, 4/24/17 (144A)◊	47,310,000		47,101,442
Danske Corp, 0%, 5/2/17 (144A)◊	14,689,000		14,618,637
Dominion Resources Inc/VA, 0%, 1/9/17 (144A)◊	19,118,000		19,113,789
Dominion Resources Inc/VA, 0%, 1/23/17 (144A)◊	5,065,000		5,061,971
Enterprise Products Operating LLC, 0%, 1/10/17 (144A)◊	8,102,000		8,100,027
Export-Import Bank of Korea, 0%, 5/24/17◊	1,000,000		995,283
Ford Motor Credit Co LLC, 0%, 1/11/17 (144A)◊	10,329,000		10,326,228
Ford Motor Credit Co LLC, 0%, 1/18/17 (144A)◊	9,389,000		9,384,803
Ford Motor Credit Co LLC, 0%, 2/1/17 (144A)◊	31,780,000		31,752,616
Ford Motor Credit Co LLC, 0%, 2/2/17 (144A)◊	9,281,000		9,272,734
Ford Motor Credit Co LLC, 0%, 4/3/17 (144A)◊	41,124,000		40,990,206

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Commercial Paper – (continued)
ICBCIL Finance Co Ltd, 0%, 1/10/17 (144A)◊	$4,473,000	$4,471,428
MetLife Short Term Funding LLC, 0%, 4/24/17 (144A)◊	15,198,000	15,147,023
MetLife Short Term Funding LLC, 0%, 5/8/17 (144A)◊	7,900,000	7,868,436
Microsoft Corp, 0%, 3/30/17 (144A)◊	8,960,000	8,942,528
NiSource Finance Corp, 0%, 1/12/17 (144A)◊	8,484,000	8,481,531
Province of British Columbia Canada, 0%, 3/21/17◊	71,023,000	70,864,242
South Carolina Electric & Gas Co, 0%, 1/18/17◊	10,895,000	10,890,101
Sumitomo Mitsui Banking Corp, 0%, 1/17/17 (144A)◊	7,795,000	7,792,661
Total Commercial Paper (cost $393,484,114)		393,499,146
Total Investments (total cost $1,684,857,473) – 94.0%		1,675,421,944
Cash, Receivables and Other Assets, net of Liabilities – 6.0%		107,827,791
Net Assets – 100%		$1,783,249,735

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,318,845,328	78.7%
Canada	97,457,225	5.8
Argentina	74,776,380	4.5
Japan	62,735,428	3.8
Mexico	40,575,121	2.4
United Kingdom	14,398,697	0.9
China	12,317,929	0.7
Germany	12,296,004	0.7
Hong Kong	11,203,823	0.7
Netherlands	9,072,664	0.5
Norway	4,107,307	0.3
Russia	4,065,000	0.2
Switzerland	4,003,072	0.2
Italy	3,617,499	0.2
Sweden	2,812,690	0.2
Australia	1,592,198	0.1
South Korea	995,283	0.1
France	550,296	0.0

Total	$1,675,421,944	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Citibank NA:
Japanese Yen	1/6/17	5,900,000,000	$50,491,454	$(260,733)
JPMorgan Chase & Co.:
Japanese Yen	1/17/17	2,428,200,000	20,796,939	282,925
Mexican Peso	1/26/17	706,000,000	33,936,956	(118,930)

			54,733,895	163,995
Morgan Stanley:
Japanese Yen	1/6/17	11,800,000,000	100,982,909	(605,216)
Total			$206,208,258	$(701,954)

Schedule of Futures
Description	Number of Contracts	Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Futures Sold:
Euro-Bund	803	3/17	$(1,384,031)	$380,320

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
10-Year US Treasury Note Future	466	$125.00	1/17	$93,631	$(73,838)	$(167,469)
5-Year US Treasury Note Future	1,606	118.50	1/17	536,705	361,049	(175,656)
	2,072			630,336	287,211	(343,125)
Written Put Options:
10-Year US Treasury Note Future	448	121.00	1/17	86,345	65,345	(21,000)
10-Year US Treasury Note Future	560	122.00	1/17	86,268	25,018	(61,250)
CME E-mini S&P 500 European Future	466	2,130.00	1/17	60,529	(28,011)	(88,540)
CME E-mini S&P 500 European Future	406	2,140.00	1/17	60,043	(29,277)	(89,320)
CME E-mini S&P 500 European Future	370	2,150.00	1/17	80,272	(12,228)	(92,500)
CME E-mini S&P 500 European Future	742	2,170.00	1/17	225,021	(34,679)	(259,700)
Gold Future	551	1,060.00	1/17	150,443	106,363	(44,080)
Gold Future	442	1,070.00	1/17	142,072	93,452	(48,620)
Gold Future	494	1,080.00	1/17	140,222	66,122	(74,100)
Gold Future	494	1,090.00	1/17	113,496	9,756	(103,740)
	4,973			1,144,711	261,861	(882,850)
Total	7,045			$1,775,047	$549,072	$(1,225,975)

Schedule of Exchange-Traded Written Options with Variation Margin
Description	Number of Contracts	Exercise Price		Expiration Date	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
Written Call Options:
Euro-Bund Future	404	165.00	EUR	1/17	$(122,919)	$76,538

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Schedule of OTC Written Credit Default Swaptions
						Unrealized	Swaptions
Counterparty/		Fixed	Expiration	Notional	Premiums	Appreciation/	Written,
Reference Asset	Description	Rate	Date	Amount	Received	(Depreciation)	at Value

Written Call Swaptions - Buy Protection:
JPMorgan Chase & Co.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00%	2/15/17	$161,566,000	$258,506	$9,814	$(248,692)
Written Put Swaptions - Sell Protection:
JPMorgan Chase & Co.:
CDX NA.HY.S27	Credit Default Swap maturing 12/20/21	5.00	2/15/17	80,784,000	306,979	45,392	(261,587)

Total					$565,485	$55,206	$(510,279)

Schedule of Centrally Cleared Interest Rate Swaps
Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/ (Liability)
Pay	Mexico Interbank TIIE 28 Day	7.1400%	2/18/26	685,777,000	MXN	$750	$(1,216,240)	$22,533
Pay	Mexico Interbank TIIE 28 Day	6.8600%	6/19/26	717,865,000	MXN	750	(1,577,662)	22,209
Total						$1,500	$(2,793,902)	$44,742

Schedule of OTC Interest Rate Swaps
Outstanding
Counterparty/					Unrealized	Swap Contracts,
Pay/Receive	Floating	Fixed	Maturity	Notional	Appreciation/	at Value
Floating Rate	Rate	Rate	Date	Amount	(Depreciation)	Asset/(Liability)

Goldman Sachs International:

Receive	CPI Urban Consumers NSA	1.6625%	3/31/21	$79,162,000	$1,981,947	$1,981,947

Schedule of Centrally Cleared Credit Default Swaps - Buy Protection
Reference Asset	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Variation Margin Asset/(Liability)
CDX.NA.HY.26	5.00%	6/20/21	$(94,235,000)	$(4,724,523)	$(2,006,358)	$(78,843)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Schedule of Investments (unaudited)

December 31, 2016

Schedule of OTC Credit Default Swaps - Sell Protection(1)
							Outstanding
Counterparty/	S&P				Premiums	Unrealized	Swap Contracts,
Reference Asset Type/	Credit	Fixed	Maturity	Notional	Paid/	Appreciation/	at Value
Reference Asset	Rating	Rate	Date	Amount(2)	(Received)	(Depreciation)	Asset/(Liability)

Barclays Capital, Inc.:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00%	12/20/19	$9,278,000	$223,150	$(85,018)	$138,132
Berkshire Hathaway Inc	AA	1.00	12/20/19	4,473,000	103,511	(36,917)	66,594
Citigroup Global Markets:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	9,386,000	220,746	(81,006)	139,740
Berkshire Hathaway Inc	AA	1.00	12/20/19	8,427,000	175,255	(49,793)	125,462
Berkshire Hathaway Inc	AA	1.00	3/20/20	9,449,000	221,983	(84,226)	137,757
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	9,278,000	103,465	52,611	156,076
MCDX.NA.24(3)	N/A	1.00	6/20/20	17,362,000	40,242	271,103	311,345
Foreign Government Bonds
United Mexican States	BBB+	1.00	12/20/17	79,289,000	320,826	102,209	423,035
United Mexican States	BBB+	1.00	12/20/17	1,004,000	3,791	1,566	5,357
Goldman Sachs International:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	13,348,000	294,129	(95,403)	198,726
Berkshire Hathaway Inc	AA	1.00	3/20/20	12,970,000	264,285	(75,195)	189,090
Credit Default Swap Index
MCDX.NA.23(3)	N/A	1.00	12/20/19	10,000,000	81,754	86,467	168,221
Foreign Corporate Bonds
Kingdom of Spain	BBB+	1.00	3/20/17	34,827,000	373,699	(299,060)	74,639
Foreign Government Bonds
Republic of Italy	Not Rated	1.00	3/20/17	34,827,000	359,201	(318,021)	41,180
JPMorgan Chase & Co.:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	12/20/19	17,904,000	451,668	(185,112)	266,556
Morgan Stanley:
Corporate Bonds
Berkshire Hathaway Inc	AA	1.00	3/20/20	17,509,000	358,344	(103,080)	255,264

Total					$3,596,049	$(898,875)	$2,697,174
(1)

If a credit event occurs, the seller of protection will pay a net settlement amount equal to the notional amount of the swap less the recovery value of the reference asset from related offsetting purchase protection.

(2)		If a credit event occurs, the notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection.
(3)

For those index credit default swaps entered into by the Fund to sell protection, “Outstanding Swap Contracts, at Value” serves as an indicator of the current status of payment and performance risk and represents the likelihood of an expected gain or loss should the notional amount of the swap be closed or sold at period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference asset’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Janus Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

London Interbank Offered Rate (LIBOR)	A daily reference rate based on the interest rates at which banks offer to lend unsecured funds to other banks in the London wholesale money market (or interbank market).
S&P 500® Index	Measures broad U.S. equity performance.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
OTC	Over-the-Counter
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $451,328,636, which represents 25.3% of net assets.

*	Non-income producing security.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $562,769,662.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	89,776,613	1,102,055,005	(1,191,831,618)	—	$—	$78,345	$—

16	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$147,789,727	$-
Corporate Bonds	-	930,015,006	-
Foreign Government Bonds	-	74,776,380	-
Inflation-Indexed Bonds	-	34,646,723	-
Common Stocks	54,430,121	-	-
Investment Companies	40,264,841	-	-
Commercial Paper	-	393,499,146	-
Total Investments in Securities	$94,694,962	$1,580,726,982	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	282,925	-
Outstanding Swap Contracts, at Value	-	4,679,121	-
Variation Margin Receivable	380,320	121,280	-
Total Assets	$95,075,282	$1,585,810,308	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$984,879	$-
Options Written, at Value	-	1,225,975	-
Swaptions Written, at Value	-	510,279	-
Variation Margin Payable	-	78,843	-
Total Liabilities	$-	$2,799,976	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

Janus Investment Fund	17

Janus Global Unconstrained Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,684,857,473
Investments, at value	1,675,421,944
Restricted cash (Note 1)	9,296,000
Forward currency contracts	282,925
Cash denominated in foreign currency(1)	239,511,273
Outstanding swap contracts, at value(2)	4,679,121
Variation margin receivable	501,600
Non-interested Trustees' deferred compensation	32,810
Receivables:
Fund shares sold	16,383,320
Interest	11,117,511
Dividends	182,467
Other assets	1,068,173
Total Assets	1,958,477,144
Liabilities:
Due to custodian	160,979,860
Forward currency contracts	984,879
Options written, at value(3)	1,225,975
Swaptions written, at value(4)	510,279
Closed foreign currency contracts	489,676
Variation margin payable	78,843
Payables:	—
Fund shares repurchased	4,704,023
Dividends	3,858,840
Advisory fees	995,720
Transfer agent fees and expenses	112,008
12b-1 Distribution and shareholder servicing fees	69,530
Non-interested Trustees' deferred compensation fees	32,810
Fund administration fees	14,842
Non-interested Trustees' fees and expenses	12,151
Professional fees	2,341
Custodian fees	1,856
Accrued expenses and other payables	1,153,776
Total Liabilities	175,227,409
Net Assets	$1,783,249,735

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,810,965,968
Undistributed net investment income/(loss)	(29,352,348)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	15,355,480
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	(13,719,365)
Total Net Assets	$1,783,249,735
Net Assets - Class A Shares	$109,203,596
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,374,256
Net Asset Value Per Share(5)	$9.60
Maximum Offering Price Per Share(6)	$10.08
Net Assets - Class C Shares	$54,572,510
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,689,599
Net Asset Value Per Share(5)	$9.59
Net Assets - Class D Shares	$15,212,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,583,945
Net Asset Value Per Share	$9.60
Net Assets - Class I Shares	$1,410,521,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	146,907,827
Net Asset Value Per Share	$9.60
Net Assets - Class N Shares	$4,581,405
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	477,193
Net Asset Value Per Share	$9.60
Net Assets - Class R Shares	$302,893
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,544
Net Asset Value Per Share	$9.60
Net Assets - Class S Shares	$514,994
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	53,660
Net Asset Value Per Share	$9.60
Net Assets - Class T Shares	$188,340,752
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	19,635,168
Net Asset Value Per Share	$9.59

(1) Includes cost of $239,478,257.

(2) Premiums paid $3,596,049.

(3) Premiums received $1,775,047.

(4) Premiums received $565,485.

(5) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(6) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Global Unconstrained Bond Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$21,703,775
Dividends	5,040,671
Dividends from affiliates	78,345
Other income	48,754
Foreign tax withheld	(6,343)
Total Investment Income	26,865,202
Expenses:
Advisory fees	5,224,901
12b-1Distribution and shareholder servicing fees:
Class A Shares	116,922
Class C Shares	244,747
Class R Shares	657
Class S Shares	755
Transfer agent administrative fees and expenses:
Class D Shares	8,968
Class R Shares	328
Class S Shares	755
Class T Shares	226,814
Transfer agent networking and omnibus fees:
Class A Shares	16,209
Class C Shares	12,612
Class I Shares	171,326
Other transfer agent fees and expenses:
Class A Shares	4,344
Class C Shares	2,755
Class D Shares	2,849
Class I Shares	23,839
Class N Shares	73
Class T Shares	485
Fund administration fees	77,716
Registration fees	54,667
Shareholder reports expense	49,957
Professional fees	48,506
Custodian fees	31,858
Non-interested Trustees’ fees and expenses	27,260
Other expenses	118,571
Total Expenses	6,467,874
Less: Excess Expense Reimbursement	(17,412)
Net Expenses	6,450,462
Net Investment Income/(Loss)	20,414,740
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	21,312,494
Futures contracts	(8,990,022)
Swap contracts	(9,984,333)
Written options contracts	16,590,990
Written swaption contracts	1,625,596
Total Net Realized Gain/(Loss) on Investments	20,554,725
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(10,957,560)
Futures contracts	(1,464,177)
Swap contracts	(1,283,875)
Written options contracts	1,134,959
Written swaption contracts	1,178,606
Total Change in Unrealized Net Appreciation/Depreciation	(11,392,047)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$29,577,418

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$20,414,740	$28,047,514
Net realized gain/(loss) on investments	20,554,725	6,655,054
Change in unrealized net appreciation/depreciation	(11,392,047)	(2,430,090)
Net Increase/(Decrease) in Net Assets Resulting from Operations	29,577,418	32,272,478
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(2,658,146)	(1,121,294)
Class C Shares	(1,268,387)	(431,193)
Class D Shares	(423,584)	(181,302)
Class I Shares	(38,803,648)	(15,570,721)
Class N Shares	(136,922)	(50,610)
Class R Shares	(7,075)	(2,009)
Class S Shares	(15,463)	(6,117)
Class T Shares	(5,179,215)	(2,367,371)
Total Dividends from Net Investment Income	(48,492,440)	(19,730,617)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(1,022,775)
Class C Shares	—	(393,307)
Class D Shares	—	(165,373)
Class I Shares	—	(14,202,648)
Class N Shares	—	(46,163)
Class R Shares	—	(1,832)
Class S Shares	—	(5,580)
Class T Shares	—	(2,159,369)
Total Return of Capital on Dividends from Net Investment Income	—	(17,997,047)
Net Decrease from Dividends and Distributions to Shareholders	(48,492,440)	(37,727,664)
Capital Share Transactions:
Class A Shares	25,010,253	3,191,907
Class C Shares	9,699,224	(6,291,833)
Class D Shares	1,208,192	910,263
Class I Shares	257,296,522	67,725,659
Class N Shares	664,850	873,866
Class R Shares	94,565	156,524
Class S Shares	(20,500)	54,452
Class T Shares	26,330,258	(29,774,885)
Net Increase/(Decrease) from Capital Share Transactions	320,283,364	36,845,953
Net Increase/(Decrease) in Net Assets	301,368,342	31,390,767
Net Assets:
Beginning of period	1,481,881,393	1,450,490,626
End of period	$1,783,249,735	$1,481,881,393

Undistributed Net Investment Income/(Loss)	$(29,352,348)	$(1,274,648)

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Global Unconstrained Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015		2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.71	$10.01		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.18	0.09		—(3)
Net realized and unrealized gain/(loss)	0.07	0.06	(0.27)		0.01
Total from Investment Operations	0.18	0.24	(0.18)		0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.13)	(0.07)		—
Distributions (from capital gains)	—	—	—		—
Return of capital	—	(0.12)	(0.05)		—
Total Dividends and Distributions	(0.28)	(0.25)	(0.12)		—
Net Asset Value, End of Period	$9.60	$9.70	$9.71		$10.01
Total Return*	1.81%	2.54%	(1.86)%		0.10%
Net Assets, End of Period (in thousands)	$109,204	$85,242	$82,298		$3,934
Average Net Assets for the Period (in thousands)	$91,642	$81,615	$44,607		$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.99%	1.01%	1.07%		5.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	1.01%	1.07%		1.08%
Ratio of Net Investment Income/(Loss)	2.32%	1.90%	0.93%		(0.36)%
Portfolio Turnover Rate	72%	149%	107%		15%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.69	$9.69	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.08	0.11	0.02	(0.01)
Net realized and unrealized gain/(loss)	0.06	0.07	(0.28)	0.02
Total from Investment Operations	0.14	0.18	(0.26)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.09)	(0.03)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.09)	(0.03)	—
Total Dividends and Distributions	(0.24)	(0.18)	(0.06)	—
Net Asset Value, End of Period	$9.59	$9.69	$9.69	$10.01
Total Return*	1.44%	1.87%	(2.59)%	0.10%
Net Assets, End of Period (in thousands)	$54,573	$45,452	$51,993	$272
Average Net Assets for the Period (in thousands)	$49,957	$45,549	$26,045	$126
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.73%	1.76%	1.80%	6.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.73%	1.76%	1.80%	1.83%
Ratio of Net Investment Income/(Loss)	1.59%	1.12%	0.23%	(0.97)%
Portfolio Turnover Rate	72%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.71	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	0.06	0.06	(0.27)	0.01
Total from Investment Operations	0.18	0.24	(0.17)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.13)	(0.08)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.28)	(0.25)	(0.13)	—
Net Asset Value, End of Period	$9.60	$9.70	$9.71	$10.01
Total Return*	1.85%	2.53%	(1.68)%	0.10%
Net Assets, End of Period (in thousands)	$15,212	$14,162	$13,269	$254
Average Net Assets for the Period (in thousands)	$14,648	$13,166	$7,698	$118
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.93%	1.01%	1.14%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	1.01%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	2.40%	1.92%	0.98%	(0.25)%
Portfolio Turnover Rate	72%	149%	107%	15%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	0.06	0.07	(0.28)	0.01
Total from Investment Operations	0.19	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.29)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.60	$9.70	$9.70	$10.01
Total Return*	1.95%	2.90%	(1.56)%	0.10%
Net Assets, End of Period (in thousands)	$1,410,522	$1,168,251	$1,104,105	$3,935
Average Net Assets for the Period (in thousands)	$1,264,158	$1,035,919	$731,773	$3,934
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.73%	0.75%	0.76%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.73%	0.75%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	2.60%	2.15%	1.26%	(0.11)%
Portfolio Turnover Rate	72%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Global Unconstrained Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.13	0.21	0.12	—(3)
Net realized and unrealized gain/(loss)	0.06	0.07	(0.28)	0.01
Total from Investment Operations	0.19	0.28	(0.16)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.15)	(0.09)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.13)	(0.06)	—
Total Dividends and Distributions	(0.29)	(0.28)	(0.15)	—
Net Asset Value, End of Period	$9.60	$9.70	$9.70	$10.01
Total Return*	1.97%	2.93%	(1.58)%	0.10%
Net Assets, End of Period (in thousands)	$4,581	$3,967	$3,099	$50
Average Net Assets for the Period (in thousands)	$4,571	$3,265	$1,667	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.70%	0.73%	0.77%	5.47%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.70%	0.73%	0.77%	0.83%
Ratio of Net Investment Income/(Loss)	2.61%	2.22%	1.22%	(0.11)%
Portfolio Turnover Rate	72%	149%	107%	15%

Class R Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and the year or period ended June 30	2016	2016	2015(4)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.09	0.15	0.03
Net realized and unrealized gain/(loss)	0.06	0.06	(0.26)
Total from Investment Operations	0.15	0.21	(0.23)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.11)	(0.04)
Distributions (from capital gains)	—	—	—
Return of capital	—	(0.10)	(0.03)
Total Dividends and Distributions	(0.25)	(0.21)	(0.07)
Net Asset Value, End of Period	$9.60	$9.70	$9.70
Total Return*	1.58%	2.15%	(2.31)%
Net Assets, End of Period (in thousands)	$303	$211	$50
Average Net Assets for the Period (in thousands)	$257	$162	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.46%	1.46%	1.49%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.46%	1.46%	1.49%
Ratio of Net Investment Income/(Loss)	1.83%	1.56%	0.71%
Portfolio Turnover Rate	72%	149%	107%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) Period from February 6, 2015 (inception date) through June 30, 2015.

See Notes to Financial Statements.

24	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.70	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.11	0.17	0.07	(0.01)
Net realized and unrealized gain/(loss)	0.06	0.07	(0.28)	0.02
Total from Investment Operations	0.17	0.24	(0.21)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.13)	(0.06)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.11)	(0.04)	—
Total Dividends and Distributions	(0.27)	(0.24)	(0.10)	—
Net Asset Value, End of Period	$9.60	$9.70	$9.70	$10.01
Total Return*	1.73%	2.51%	(2.13)%	0.10%
Net Assets, End of Period (in thousands)	$515	$541	$487	$50
Average Net Assets for the Period (in thousands)	$594	$463	$288	$50
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.20%	1.23%	1.36%	5.97%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.14%	1.36%	1.33%
Ratio of Net Investment Income/(Loss)	2.16%	1.79%	0.71%	(0.61)%
Portfolio Turnover Rate	72%	149%	107%	15%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.69	$9.70	$10.01	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.12	0.18	0.10	—(3)
Net realized and unrealized gain/(loss)	0.06	0.07	(0.28)	0.01
Total from Investment Operations	0.18	0.25	(0.18)	0.01
Less Dividends and Distributions:
Dividends (from net investment income)	(0.28)	(0.14)	(0.08)	—
Distributions (from capital gains)	—	—	—	—
Return of capital	—	(0.12)	(0.05)	—
Total Dividends and Distributions	(0.28)	(0.26)	(0.13)	—
Net Asset Value, End of Period	$9.59	$9.69	$9.70	$10.01
Total Return*	1.85%	2.60%	(1.80)%	0.10%
Net Assets, End of Period (in thousands)	$188,341	$164,055	$195,190	$3,949
Average Net Assets for the Period (in thousands)	$177,751	$173,502	$118,182	$3,938
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.98%	1.01%	5.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.94%	1.01%	1.08%
Ratio of Net Investment Income/(Loss)	2.38%	1.92%	0.99%	(0.36)%
Portfolio Turnover Rate	72%	149%	107%	15%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 27, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	25

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Global Unconstrained Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to maximize total return, consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from

26	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

Janus Investment Fund	27

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If

28	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Restricted Cash

As of December 31, 2016, the Fund has restricted cash in the amount of $9,296,000. The restricted cash represents collateral pledged in relation to derivatives and/or securities with extended settlement dates. The carrying value of the restricted cash approximates fair value.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a

Janus Investment Fund	29

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to purchase foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on purchased and sold forward currency contracts are $23,085,092 and $185,131,963, respectively.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective

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Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used. Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased futures on equity indices to increase exposure to equity risk.

During the period, the Fund sold futures on equity indices to decrease exposure to equity risk.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk.

During the period, the Fund sold interest rate futures to decrease exposure to interest rate risk.

During the period, the Fund purchased commodity futures to increase exposure to commodity risk.

During the period, the Fund sold futures on currency indices to decrease exposure to currency risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased and sold futures contracts are $2,952,451 and $22,817,345, respectively.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Janus Investment Fund	31

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

The Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, the Fund will reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. The Fund may purchase call options to hedge against an increase in the price of securities that it may buy in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Options purchased are reported in the Schedule of Investments (if applicable).

During the period, the Fund purchased put options on various equity securities for the purpose of decreasing exposure to individual equity risk.

During the period ended December 31, 2016, the average ending monthly market value amounts on purchased put options is $58,856. There were no purchased put options held at December 31, 2016.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period, the Fund wrote call options on bond futures in order to reduce interest rate risk where reducing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote put options on bond futures in order to increase interest rate risk where increasing this exposure via other markets such as the cash bond market was less attractive.

During the period, the Fund wrote call options on various equity index futures for the purpose of decreasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on various equity index futures for the purpose of increasing exposure to broad equity risk and/or generating carry.

During the period, the Fund wrote put options on foreign exchange rates vs. the U.S. dollar in order to increase currency risk where increasing this exposure via the foreign exchange forward markets was less attractive.

During the period, the Fund wrote call options on commodity futures for the purpose of decreasing exposure to commodity risk and/or generating income.

During the period, the Fund wrote put options on commodity futures for the purpose of increasing exposure to commodity risk and/or generating income.

During the period ended December 31, 2016, the average ending monthly market value amounts on written call and put options are $930,474 and $475,927, respectively.

32	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	6,637	$ 2,125,698
Options written	78,548,594	18,161,409
Options closed	(4,732)	(1,802,865)
Options expired	(78,538,777)	(15,633,177)
Options exercised	(4,273)	(1,076,018)
Options outstanding at December 31, 2016	7,449	$ 1,775,047

Options on Swap Contracts (Swaptions)

The Fund may purchase or write covered and uncovered put and call options on swap contracts, commonly referred to as “swaptions”. Swaption contracts grant the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time.

Swaptions can be used for a variety of purposes, including to manage the Fund’s overall exposure to changes in interest or foreign currency exchange rates and credit quality; as an efficient means of adjusting the Fund's exposure to certain markets; in an effort to enhance income or total return or protect the value of portfolio securities; to serve as a cash management tool; and to adjust portfolio duration or credit risk. Because the use of swaptions generally does not involve the delivery of securities or other underlying assets or principal, the risk of loss with respect to swaptions generally is limited to the net amount of payments that the Fund is contractually obligated to make. There is also a risk of a default by the other party to a swaption, in which case the Fund may not receive the net amount of payments that it contractually is entitled to receive. Entering into a swaption contract involves, to varying degrees, the elements of credit, market, and interest rate risk, associated with both option contracts and swap contracts.

Interest rate written receiver swaptions, if exercised by the purchaser, allow the Fund to short interest rates by entering into a pay fixed/receive float interest rate swap. Selling the interest rate receiver option reduces the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates rise and/or implied interest rate volatility decreases. Interest rate written payer swaptions, if exercised by the purchaser, allow the Fund to take a long position on interest rates by entering into a receive fixed/pay float interest rate swap. Selling the interest rate payer option increases the exposure to interest rates and the short position becomes more valuable to the Fund as interest rates fall and/or implied interest rate volatility decreases. Credit default written receiver swaptions, if exercised by the purchaser, allow the Fund to buy credit protection through credit default swaps. Selling the credit default receiver option reduces the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) increases. Credit default written payer swaptions, if exercised by the purchaser, allow the Fund to sell credit protection through credit default swaps. Selling the credit default payer option increases the exposure to the credit risk of the individual issuers and/or indices of issuers and the short position becomes more valuable to the Fund as the likelihood of a credit event on the reference asset(s) decreases. Swaptions purchased are reported in the Schedule of Investments (if applicable). Swaptions written are reported as a liability on the Statement of Assets and Liabilities as “Swaptions written, at value” (if applicable).

During the period, the Fund sold interest rate receiver swaptions (call) in order to gain interest rate volatility exposure and to reduce interest rate exposure.

During the period, the Fund sold credit default receiver swaptions (call) in order to gain credit market volatility exposure and to reduce credit exposure.

During the period, the Fund sold credit default payer swaptions (put) in order to gain credit market volatility exposure and to gain credit exposure.

During the period ended December 31, 2016, the average ending monthly market value amounts on written call and put swaptions are $1,406,376 and $168,158, respectively.

Janus Investment Fund	33

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Written swaption activity for the period ended December 31, 2016 is indicated in the table below:

	Notional Amount	Premiums Received
Swaptions outstanding at June 30, 2016	1,085,620,000	$2,317,659
Swaptions written	866,691,000	3,408,267
Swaptions closed	(180,877,000)	(623,656)
Swaptions expired	(536,855,000)	(1,625,595)
Swaptions exercised	(992,229,000)	(2,911,190)
Swaptions outstanding at December 31, 2016	242,350,000	$565,485

Swaps

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year to exchange one set of cash flows for another. The most significant factor in the performance of swap agreements is the change in value of the specific index, security, or currency, or other factors that determine the amounts of payments due to and from the Fund. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Swap transactions may in some instances involve the delivery of securities or other underlying assets by the Fund or its counterparty to collateralize obligations under the swap. If the other party to a swap that is not collateralized defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. Swap agreements entail the risk that a party will default on its payment obligations to the Fund. If the other party to a swap defaults, the Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If the Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Swap agreements also bear the risk that the Fund will not be able to meet its obligation to the counterparty. Swap agreements are typically privately negotiated and entered into in the OTC market. However, certain swap agreements are required to be cleared through a clearinghouse and traded on an exchange or swap execution facility. Swaps that are required to be cleared are required to post initial and variation margins in accordance with the exchange requirements. Regulations enacted require the Fund to centrally clear certain interest rate and credit default index swaps through a clearinghouse or central counterparty (“CCP”). To clear a swap with a CCP, the Fund will submit the swap to, and post collateral with, a futures clearing merchant (“FCM”) that is a clearinghouse member. Alternatively, the Fund may enter into a swap with a financial institution other than the FCM (the “Executing Dealer”) and arrange for the swap to be transferred to the FCM for clearing. The Fund may also enter into a swap with the FCM itself. The CCP, the FCM, and the Executing Dealer are all subject to regulatory oversight by the CFTC. A default or failure by a CCP or an FCM, or the failure of a swap to be transferred from an Executing Dealer to the FCM for clearing, may expose the Fund to losses, increase its costs, or prevent the Fund from entering or exiting swap positions, accessing collateral, or fully implementing its investment strategies. The regulatory requirement to clear certain swaps could, either temporarily or permanently, reduce the liquidity of cleared swaps or increase the costs of entering into those swaps.

Index swaps, interest rate swaps, and credit default swaps are valued using an approved vendor supplied price. Basket swaps are valued using a broker supplied price. Equity swaps that consist of a single underlying equity are valued either at the closing price, the latest bid price, or the last sale price on the primary market or exchange it trades. The market value of swap contracts are aggregated by positive and negative values and are disclosed separately as an asset or liability on the Fund’s Statement of Assets and Liabilities (if applicable). Realized gains and losses are reported on the Fund’s Statement of Operations (if applicable). The change in unrealized net appreciation or depreciation during the period is included in the Statement of Operations (if applicable).

The Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

The Fund may enter into various types of credit default swap agreements, including OTC credit default swap agreements and index credit default swaps (“CDX”), for investment purposes and to add leverage to its portfolio. Credit default swaps are a specific kind of counterparty agreement that allow the transfer of third party credit risk from one

34	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

party to the other. One party in the swap is a lender and faces credit risk from a third party, and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments. Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. Credit default swap agreements may involve greater risks than if the Fund had invested in the reference obligation directly since, in addition to risks relating to the reference obligation, credit default swaps are subject to illiquidity risk, counterparty risk, and credit risk. The Fund will generally incur a greater degree of risk when it sells a credit default swap than when it purchases a credit default swap. As a buyer of a credit default swap, the Fund may lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

As a buyer of credit protection, the Fund is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default or other credit event by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund as buyer would pay to the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and potentially received no benefit from the contract.

If the Fund is the seller of credit protection against a particular security, the Fund would receive an up-front or periodic payment to compensate against potential credit events. As the seller in a credit default swap contract, the Fund would be required to pay the par value (the “notional value”) (or other agreed-upon value) of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would keep the stream of payments and would have no payment obligations. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional value of the swap. The maximum potential amount of future payments (undiscounted) that the Fund as a seller could be required to make in a credit default transaction would be the notional amount of the agreement.

The Fund may invest in single-name credit default swaps (“CDS”) to buy or sell credit protection to hedge its credit exposure, gain issuer exposure without owning the underlying security, or increase the Fund’s total return. Single-name CDS enable the Fund to buy or sell protection against a credit event of a specific issuer. When the Fund buys a single-name CDS, the Fund will receive a return on its investment only in the event of a credit event, such as default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). If a single-name CDS transaction is particularly large, or if the relevant market is illiquid, it may not be possible for the Fund to initiate a single-name CDS transaction or to liquidate its position at an advantageous time or price, which may result in significant losses. Moreover, the Fund bears the risk of loss of the amount expected to be received under a single-name CDS in the event of the default or bankruptcy of the counterparty. The risks associated with cleared single-name CDS may be lower than that for uncleared single-name CDS because for cleared single-name CDS, the counterparty is a clearinghouse (to the extent such a trading market is available). However, there can be no assurance that a clearinghouse or its members will satisfy their obligations to the Fund.

The Fund may invest in CDXs. A CDX is a swap on an index of credit default swaps. CDXs allow an investor to manage credit risk or take a position on a basket of credit entities (such as credit default swaps or commercial mortgage-backed securities) in a more efficient manner than transacting in a single-name CDS. If a credit event occurs in one of the underlying companies, the protection is paid out via the delivery of the defaulted bond by the buyer of protection in return for a payment of notional value of the defaulted bond by the seller of protection or it may be settled through a cash settlement between the two parties. The underlying company is then removed from the index. If the Fund holds a long position in a CDX, the Fund would indirectly bear its proportionate share of any expenses paid by a CDX. A Fund holding a long position in CDXs typically receives income from principal or interest paid on the underlying securities. By investing in CDXs, the Fund could be exposed to illiquidity risk, counterparty risk, and credit risk of the issuers of the underlying loan obligations and of the CDX markets. If there is a default by the CDX counterparty, the Fund will have contractual remedies pursuant to the agreements related to the transaction. CDXs also bear the risk that the Fund will not be able to meet its obligation to the counterparty.

Janus Investment Fund	35

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

During the period, the Fund purchased protection via the credit default swap market in order to reduce credit risk exposure to individual corporates, countries and/or credit indices where reducing this exposure via the cash bond market was less attractive.

During the period, the Fund sold protection via the credit default swap market in order to gain credit risk exposure to individual corporates, countries and/or credit indices where gaining this exposure via the cash bond market was less attractive.

During the period ended December 31, 2016, the average ending monthly market value amounts on credit default swaps which are long and short the reference asset are $2,660,833 and $(2,851,160), respectively.

The Fund’s use of interest rate swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Interest rate swaps do not involve the delivery of securities, other underlying assets, or principal. Interest rate swaps involve the exchange by two parties of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments). Interest rate swaps may result in potential losses if interest rates do not move as expected or if the counterparties are unable to satisfy their obligations. Interest rate swaps are generally entered into on a net basis. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make.

During the period, the Fund entered into interest rate swaps paying a floating interest rate and receiving a fixed interest rate in order to increase interest rate risk (duration) exposure. As interest rates fall, the Fund benefits by paying a lower future floating rate, while receiving a fixed rate that has not decreased.

During the period, the Fund entered into an inflation swap paying a fixed interest rate and receiving a floating rate linked to an inflation index; i.e. actual realized inflation, in order to increase the Fund's exposure to inflation. With higher inflation, the Fund benefits by receiving a higher floating rate, while paying a fixed rate that has not increased.

During the period ended December 31, 2016, the average ending monthly market value amounts on interest rate swaps which are which are long the reference asset is $431,351.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

	Commodity Contracts	Credit Contracts		Currency Contracts	Equity Contracts	Interest Rate Contracts		Total
Asset Derivatives:
Forward currency contracts	$ -	$ -		$282,925	$ -	$ -		$ 282,925
Outstanding swap contracts, at value	-	2,697,174		-	-	1,981,947		4,679,121
Variation margin receivable	-	-		-	-	501,600	(a)	501,600

Total Asset Derivatives	$ -	$2,697,174		$282,925	$ -	$ 2,483,547		$5,463,646

Liability Derivatives:
Forward currency contracts	$ -	$ -		$984,879	$ -	$ -		$ 984,879
Options written, at value	270,540	-		-	530,060	425,375		1,225,975
Swaptions written, at value	-	510,279		-	-	-		510,279
Variation margin payable	-	78,843	(b)	-	-	-		78,843

Total Liability Derivatives	$ 270,540	$ 589,122		$984,879	$530,060	$ 425,375		$2,799,976
(a)	Amounts relate to variation margin for futures, written options, and centrally cleared swaps.
(b)	Amounts relate to variation margin for centrally cleared swaps.
(c) Amounts relate to purchased options.

36	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$(1,091,363)	$ -	$ 38,595		$ (939,890)		$ (6,997,364)	$ (8,990,022)
Investments and foreign currency transactions	-	-	22,607,674	(a)	(258,532)	(b)	-	22,349,142
Swap contracts	-	(9,984,333)	-		-		-	(9,984,333)
Written options contracts	1,566,369	-	450,881		2,268,727		12,305,013	16,590,990
Written swaption contracts	-	1,184,952	-		-		440,644	1,625,596

Total	$ 475,006	$(8,799,381)	$23,097,150		$1,070,305		$ 5,748,293	$21,591,373

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Commodity Contracts	Credit Contracts	Currency Contracts		Equity Contracts		Interest Rate Contracts	Total
Futures contracts	$ (80,146)	$ -	$ -		$ -		$ (1,384,031)	$ (1,464,177)
Investments, foreign currency translations and non-interested Trustees' deferred compensation	-	-	(5,109,835)	(a)	-		-	(5,109,835)
Swap contracts	-	77,031	-		-		(1,360,906)	(1,283,875)
Written options contracts	899,588	-	-		34,558		200,813	1,134,959
Written swaption contracts	-	1,178,606	-		-		-	1,178,606

Total	$ 819,442	$ 1,255,637	$ (5,109,835)		$ 34,558		$ (2,544,124)	$ (5,544,322)
(a)	Amounts relate to forward currency contracts.
(b) Amounts relate to purchased options.
(c) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

Janus Investment Fund	37

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Emerging Market Investing

Within the parameters of its specific investment policies, the Fund may invest in securities of issuers or companies from or with exposure to one or more “developing countries” or “emerging market countries.” To the extent that the Fund invests a significant amount of its assets in one or more of these countries, its returns and net asset value may be affected to a large degree by events and economic conditions in such countries. The risks of foreign investing are

38	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

heightened when investing in emerging markets, which may result in the price of investments in emerging markets experiencing sudden and sharp price swings. In many developing markets, there is less government supervision and regulation of business and industry practices (including the potential lack of strict finance and accounting controls and standards), stock exchanges, brokers, and listed companies, making these investments potentially more volatile in price and less liquid than investments in developed securities markets, resulting in greater risk to investors. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, seizure, nationalization, sanctions or imposition of restrictions by various governmental entities on investment and trading, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments. In addition, the Fund’s investments may be denominated in foreign currencies and therefore, changes in the value of a country’s currency compared to the U.S. dollar may affect the value of the Fund’s investments. To the extent that the Fund invests a significant portion of its assets in the securities of issuers in or companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region, which could have a negative impact on the Fund’s performance. Additionally, foreign and emerging market risks, including, but not limited to, price controls, expropriation or confiscatory taxation, imposition or enforcement of foreign ownership limits, nationalization, and restrictions on repatriation of assets may be heightened to the extent the Fund invests in Chinese local market securities.

Exchange-Traded Funds

The Fund may invest in exchange-traded funds (“ETFs”) to gain exposure to a particular portion of the market. ETFs are typically open-end investment companies, which may be actively managed or passively managed, that generally seek to track the performance of a specific index. ETFs are traded on a national securities exchange at market prices that may vary from the net asset value of their underlying investments. Accordingly, there may be times when an ETF trades at a premium or discount. When the Fund invests in an ETF, in addition to directly bearing the expenses associated with its own operations, it will bear a pro rata portion of the ETF's expenses. As a result, the cost of investing in the Fund may be higher than the cost of investing directly in ETFs and may be higher than other mutual funds that invest directly in stocks and bonds. ETFs also involve the risk that an active trading market for an ETF's shares may not develop or be maintained. Similarly, because the value of ETF shares depends on the demand in the market, the Fund may not be able to purchase or sell an ETF at the most optimal time, which could adversely affect the Fund’s performance. In addition, ETFs that track particular indices may be unable to match the performance of such underlying indices due to the temporary unavailability of certain index securities in the secondary market or other factors, such as discrepancies with respect to the weighting of securities. Because the Fund may invest in a broad range of ETFs, such risks may include, but are not limited to, leverage risk, foreign exposure risk, interest rate risk, and commodity-linked investments risk. The Fund is also subject to substantially the same risks as those associated with direct exposure to the securities held by the ETF.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Janus Investment Fund	39

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

40	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Barclays Capital, Inc.	$204,726	$—	$—	$204,726
Citigroup Global Markets	1,298,772	—	(1,298,772)	—
Goldman Sachs International	2,653,803	—	(2,604,812)	48,991
JPMorgan Chase & Co.	549,481	(549,481)	—	—
Morgan Stanley	255,264	(255,264)	—	—

Total	$4,962,046	$(804,745)	$(3,903,584)	$253,717
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Citibank NA	$260,733	$—	$—	$260,733
JPMorgan Chase & Co.	629,209	(549,481)	(79,728)	—
Morgan Stanley	605,216	(255,264)	—	349,952

Total	$1,495,158	$(804,745)	$(79,728)	$610,685
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

The Fund may require the counterparty to pledge securities as collateral daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized gain on OTC derivative contracts with a particular counterparty. The Fund may deposit cash as collateral with the counterparty and/or custodian daily (based on the daily valuation of the financial asset) if the Fund has a net aggregate unrealized loss on OTC derivative contracts with a particular counterparty. The collateral amounts are subject to minimum exposure requirements and initial margin requirements. Collateral amounts are monitored and subsequently adjusted up or down as valuations fluctuate by at least the minimum exposure requirement. Collateral may reduce the risk of loss.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local

Janus Investment Fund	41

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.65
Next $2 Billion	0.62
Over $3 Billion	0.60

Janus Capital has entered into a personnel-sharing arrangement with its foreign (non-U.S.) affiliate, Kapstream Capital Pty Limited (Australia) ("Kapstream"), pursuant to which certain employees of Kapstream may also serve as employees or as "associated persons" of Janus Capital. In this capacity, employees of Kapstream are subject to the oversight and supervision of Janus Capital and may provide portfolio management, research, and related services to the Fund on behalf of Janus Capital. The responsibilities of both Janus Capital and Kapstream under the participating affiliate arrangement are documented in a memorandum of understanding between the two entities.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.82% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

42	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses

Janus Investment Fund	43

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $18,746.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,293.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing

44	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals, investments in partnerships and investments in foreign currency contracts.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,685,385,503	$ 7,229,799	$(17,193,358)	$ (9,963,559)

Janus Investment Fund	45

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	4,877,789	$ 47,258,104	2,660,644	$ 25,705,093
Reinvested dividends and distributions	247,219	2,390,453	199,063	1,918,979
Shares repurchased	(2,538,941)	(24,638,304)	(2,551,038)	(24,432,165)
Net Increase/(Decrease)	2,586,067	$ 25,010,253	308,669	$ 3,191,907
Class C Shares:
Shares sold	1,660,302	$ 16,121,451	1,289,132	$ 12,463,110
Reinvested dividends and distributions	99,694	962,190	65,554	632,278
Shares repurchased	(761,016)	(7,384,417)	(2,027,591)	(19,387,221)
Net Increase/(Decrease)	998,980	$ 9,699,224	(672,905)	$ (6,291,833)
Class D Shares:
Shares sold	350,070	$ 3,405,630	403,338	$ 3,890,253
Reinvested dividends and distributions	41,736	403,607	34,189	329,978
Shares repurchased	(267,489)	(2,601,045)	(344,990)	(3,309,968)
Net Increase/(Decrease)	124,317	$ 1,208,192	92,537	$ 910,263
Class I Shares:
Shares sold	31,532,020	$306,701,768	27,507,979	$266,368,321
Reinvested dividends and distributions	3,307,425	31,982,440	2,921,373	28,167,452
Shares repurchased	(8,372,067)	(81,387,686)	(23,770,018)	(226,810,114)
Net Increase/(Decrease)	26,467,378	$257,296,522	6,659,334	$ 67,725,659
Class N Shares:
Shares sold	139,311	$ 1,354,289	165,903	$ 1,600,756
Reinvested dividends and distributions	14,111	136,477	10,033	96,773
Shares repurchased	(85,230)	(825,916)	(86,273)	(823,663)
Net Increase/(Decrease)	68,192	$ 664,850	89,663	$ 873,866
Class R Shares:
Shares sold	18,624	$ 180,950	68,482	$ 650,388
Reinvested dividends and distributions	723	6,981	375	3,628
Shares repurchased	(9,584)	(93,366)	(52,204)	(497,492)
Net Increase/(Decrease)	9,763	$ 94,565	16,653	$ 156,524
Class S Shares:
Shares sold	13,908	$ 135,128	14,124	$ 136,214
Reinvested dividends and distributions	1,588	15,362	1,203	11,602
Shares repurchased	(17,597)	(170,990)	(9,739)	(93,364)
Net Increase/(Decrease)	(2,101)	$ (20,500)	5,588	$ 54,452
Class T Shares:
Shares sold	6,941,565	$ 67,442,466	6,896,785	$ 66,693,500
Reinvested dividends and distributions	524,950	5,071,023	459,300	4,422,641
Shares repurchased	(4,760,316)	(46,183,231)	(10,558,323)	(100,891,026)
Net Increase/(Decrease)	2,706,199	$ 26,330,258	(3,202,238)	$ (29,774,885)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,012,970,343	$1,123,446,948	$ -	$ -

46	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	47

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

48	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Notes to Financial Statements (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	49

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

50	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	51

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

52	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	53

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

54	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Additional Information (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	55

Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

56	DECEMBER 31, 2016

Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

NotesPage1

Janus Investment Fund	57

Janus Global Unconstrained Bond Fund

Useful Information About Your Fund Report (unaudited)

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7572				125-24-93024 02-17

58	DECEMBER 31, 2016

SEMIANNUAL REPORT December 31, 2016

Janus Government Money Market Fund

Janus Investment Fund

Janus Government Money Market Fund

Janus Government Money Market Fund (unaudited)

Performance

Eric Thorderson portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2016		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.00%
Fiscal Year-to-Date	0.00%	Without Reimbursement	0.00%
1 Year	0.00%	Class T Shares
5 Year	0.00%	With Reimbursement	0.00%
10 Year	0.64%	Without Reimbursement	-0.02%
Since Inception (February 14, 1995)	2.30%	Expense Ratios
Class T Shares		Per the October 14, 2016 prospectuses
Fiscal Year-to-Date	0.00%	Class D Shares(1)
1 Year	0.00%	Total Annual Fund Operating Expenses	0.68%
5 Year	0.00%	Class T Shares
10 Year	0.64%	Total Annual Fund Operating Expenses	0.70%
Since Inception (February 14, 1995)	2.30%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

Janus Investment Fund	1

Janus Government Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class D Shares	$1,000.00	$1,000.00	$2.57	$1,000.00	$1,022.63	$2.60	0.51%
Class T Shares	$1,000.00	$1,000.00	$2.62	$1,000.00	$1,022.58	$2.65	0.52%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

2	DECEMBER 31, 2016

Janus Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2016

Principal Amounts		Value
U.S. Government Agency Notes – 48.8%
Fannie Mae Discount Notes:
0.3666%, 3/1/17	$3,000,000	$2,998,262
Federal Home Loan Bank Discount Notes:
0.4364%, 1/6/17	3,000,000	2,999,891
0.4381%, 1/11/17	3,000,000	2,999,709
0.4009%, 1/12/17	3,000,000	2,999,700
0.4515%, 1/13/17	2,000,000	1,999,750
0.3407%, 1/17/17	3,000,000	2,999,603
0.4333%, 1/18/17	8,200,000	8,198,523
0.4717%, 1/20/17	3,500,000	3,499,222
0.4762%, 1/24/17	1,600,000	1,599,557
0.3909%, 1/25/17	8,000,000	7,998,093
0.5014%, 1/26/17	1,600,000	1,599,489
0.4261%, 1/27/17	5,500,000	5,498,441
0.4332%, 2/1/17	10,000,000	9,996,517
0.4713%, 2/3/17	5,800,000	5,797,652
0.4914%, 2/10/17	3,000,000	2,998,448
0.4915%, 2/17/17	3,000,000	2,998,162
0.4617%, 2/21/17	3,000,000	2,998,120
0.5267%, 3/6/17	3,000,000	2,997,287
0.4818%, 3/21/17	3,000,000	2,996,918
0.5021%, 5/5/17	3,000,000	2,994,912
		76,169,994
FHLMC Multifamily VRD Certificates Taxable:
0.8600%, 1/15/42‡	5,839,123	5,838,997
Freddie Mac Discount Notes:
0.3508%, 1/9/17	3,000,000	2,999,825
0.3909%, 1/30/17	4,000,000	3,998,830
0.4842%, 2/28/17	2,000,000	1,998,498
		8,997,153
Total U.S. Government Agency Notes (cost $94,004,406)		94,004,406
Variable Rate Demand Agency Notes ‡ – 35.8%
AE REALTY LLC, 0.7800%, 10/1/23	680,000	680,000
Clearwater Solutions LLC, 0.8700%, 9/1/21	790,000	790,000
Cypress Bend Real Estate Development Co LLC, 0.7800%, 4/1/33	9,000,000	9,000,000
Florida Food Products Inc, 0.7500%, 12/1/22	2,220,000	2,220,000
Greer Family LLC, 0.7500%, 8/1/31	3,000,000	3,000,000
Illinois Housing Development Authority, 0.9000%, 5/1/37	390,000	390,000
Irrevocable Trust Agreement John A Thomas & Elizabeth F Thomas,
0.7800%, 12/1/20	2,500,000	2,500,000
Johnson Capital Management LLC, 0.8200%, 6/3/47	3,160,000	3,160,000
Kenneth Rosenthal Irrevocable Life Insurance Trust, 0.7800%, 4/1/36	6,425,000	6,425,000
Koar D'Iberville Center LLC, 0.8500%, 1/1/33	5,385,000	5,385,000
Lake Nona Trust, 0.7800%, 10/1/44	3,000,000	3,000,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.7611%, 11/1/35	9,450,000	9,450,000
Mississippi Business Finance Corp, 0.8500%, 9/1/21	1,435,000	1,435,000
Mississippi Business Finance Corp, 0.8500%, 1/1/34	3,450,000	3,450,000
Mississippi Business Finance Corp, 0.8500%, 8/1/34	4,050,000	4,050,000
Mississippi Business Finance Corp, 0.8500%, 12/1/35	3,380,000	3,380,000
Phenix City Downtown Redevelopment Authority, 0.7800%, 2/1/33	3,990,000	3,990,000
Sacramento Redevelopment Agency Successor Agency, 0.9500%, 1/15/36	500,000	500,000
Thomas H Turner Family Irrevocably Trust, 0.7800%, 6/1/20	4,500,000	4,500,000
Tyler Enterprises LLC, 0.7800%, 10/3/22	1,625,000	1,625,000
Total Variable Rate Demand Agency Notes (cost $68,930,000)		68,930,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	3

Janus Government Money Market Fund

Schedule of Investments (unaudited)

December 31, 2016

Principal Amounts		Value
Repurchase Agreements (a) – 15.2%
Undivided interest of 19.5% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,006,667) with RBC Capital Markets Corp., 0.4000%, dated 12/30/16, maturing 1/3/17 to be repurchased at $29,301,302 collateralized by $147,695,836 in U.S. Government Agencies 2.0000% - 6.0000%, 8/1/26 - 12/1/46 with a value of $153,000,000 (cost $29,300,000)	$29,300,000	$29,300,000
Total Investments (total cost $192,234,406) – 99.8%		192,234,406
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		305,015
Net Assets – 100%		$192,539,421

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2016

Janus Government Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
U.S. Government Agency Notes	$-	$94,004,406	$-
Variable Rate Demand Agency Notes	-	68,930,000	-
Repurchase Agreements	-	29,300,000	-
Total Assets	$-	$192,234,406	$-

Janus Investment Fund	5

Janus Government Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost(1)	$192,234,406
Investments, at value	162,934,406
Repurchase agreements, at value	29,300,000
Cash	143,517
Non-interested Trustees' deferred compensation	3,569
Receivables:
Fund shares sold	932,082
Interest	48,272
Total Assets	193,361,846
Liabilities:
Payables:	—
Fund shares repurchased	711,644
Administration services fees	72,464
Advisory fees	17,436
Professional fees	15,745
Non-interested Trustees' deferred compensation fees	3,569
Non-interested Trustees' fees and expenses	1,422
Dividends	19
Accrued expenses and other payables	126
Total Liabilities	822,425
Net Assets	$192,539,421
Net Assets Consist of:
Capital (par value and paid-in surplus)	$192,541,760
Undistributed net investment income/(loss)	(2,977)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	638
Total Net Assets	$192,539,421
Net Assets - Class D Shares	$183,491,975
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	183,506,786
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$9,047,446
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,047,846
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $29,300,000.

See Notes to Financial Statements.

6	DECEMBER 31, 2016

Janus Government Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$476,730
Total Investment Income	476,730
Expenses:
Advisory fees	189,585
Administration services fees:
Class D Shares	417,607
Class T Shares	19,132
Professional fees	16,273
Non-interested Trustees’ fees and expenses	3,094
Total Expenses	645,691
Less: Excess Expense Reimbursement	(171,313)
Net Expenses	474,378
Net Investment Income/(Loss)	2,352
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,352

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Government Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$2,352	$17
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,352	17
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(2,302)	—
Class T Shares	(50)	—
Net Decrease from Dividends and Distributions to Shareholders	(2,352)	—
Capital Share Transactions:
Class D Shares	22,722,546	10,648,192
Class T Shares	5,433,061	523,884
Net Increase/(Decrease) from Capital Share Transactions	28,155,607	11,172,076
Net Increase/(Decrease) in Net Assets	28,155,607	11,172,093
Net Assets:
Beginning of period	164,383,814	153,211,721
End of period	$192,539,421	$164,383,814

Undistributed Net Investment Income/(Loss)	$(2,977)	$(2,977)

See Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Government Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(1)(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—		—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)		—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—	—(2)
Total Dividends and Distributions	—	—	—		—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%		0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$183,492	$160,769	$150,121		$165,245	$175,179	$182,311
Average Net Assets for the Period (in thousands)	$177,960	$155,300	$157,321		$169,002	$178,560	$190,180
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.68%	0.69%		0.68%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.51%	0.28%	0.13%		0.12%	0.18%	0.18%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)		0.00%(3)	0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—	—(2)
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.00%	0.00%	0.00%	0.00%	0.01%	0.00%
Net Assets, End of Period (in thousands)	$9,047	$3,614	$3,091	$3,406	$6,569	$5,319
Average Net Assets for the Period (in thousands)	$7,792	$3,323	$3,611	$6,393	$5,526	$5,267
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.70%	0.71%	0.70%	0.73%	0.71%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.29%	0.13%	0.12%	0.18%	0.18%
Ratio of Net Investment Income/(Loss)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Government Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares. Class D Shares are closed to certain new investors.

The Fund operates as a “government money market fund” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended. As a government money market fund, the Fund pursues its investment objectives by normally investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized fully (i.e., collateralized by cash and/or government securities).

As a government money market fund, the Fund is not required to impose a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have determined not to subject the Fund to a liquidity fee and/or a redemption gate on fund redemptions. The Trustees have reserved its ability to change this determination with respect to liquidity fees and/or redemption gates, but only after providing appropriate prior notice to shareholders.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized

10	DECEMBER 31, 2016

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Janus Investment Fund	11

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

12	DECEMBER 31, 2016

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

Janus Investment Fund	13

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

RBC Capital Markets Corp.	$29,300,000	$—	$(29,300,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of

14	DECEMBER 31, 2016

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	87,978,369	$ 87,978,369	71,845,140	$ 71,845,141
Reinvested dividends and distributions	2,201	2,201	-	-
Shares repurchased	(65,258,024)	(65,258,024)	(61,196,948)	(61,196,949)
Net Increase/(Decrease)	22,722,546	$ 22,722,546	10,648,192	$ 10,648,192
Class T Shares:
Shares sold	10,809,076	$ 10,809,076	2,186,297	$ 2,186,297
Reinvested dividends and distributions	50	50	-	-
Shares repurchased	(5,376,065)	(5,376,065)	(1,662,413)	(1,662,413)
Net Increase/(Decrease)	5,433,061	$ 5,433,061	523,884	$ 523,884

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim

Janus Investment Fund	15

Janus Government Money Market Fund

Notes to Financial Statements (unaudited)

investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

16	DECEMBER 31, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	17

Janus Government Money Market Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

18	DECEMBER 31, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	19

Janus Government Money Market Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

20	DECEMBER 31, 2016

Janus Government Money Market Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	21

Janus Government Money Market Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

22	DECEMBER 31, 2016

Janus Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

Janus Investment Fund	23

Janus Government Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

24	DECEMBER 31, 2016

Janus Government Money Market Fund

Notes

NotesPage1

Janus Investment Fund	25

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7573				125-24-93025 02-17

SEMIANNUAL REPORT December 31, 2016

Janus High-Yield Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus High-Yield Fund

Janus High-Yield Fund (unaudited)

FUND SNAPSHOT

The Fund’s core high-yield strategy seeks strong, risk-adjusted results by investing in transformational balance sheet opportunities. Driven by a fundamentally based investment process, this dynamic, risk-aware approach seeks to temper the downside risks associated with the high-yield asset class over a full market cycle.

Seth Meyer co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, Janus High-Yield Fund’s Class T Shares returned 6.63%, compared with 7.40% for its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index.

INVESTMENT ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. From there, however, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. Risk assets, including corporate credit, remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, and a projection of three additional hikes in 2017 which drove Treasury yields higher still.

During the period, rates rose across the yield curve, with the move most pronounced in 5- to 10-year Treasury notes. Spreads on both investment-grade and high-yield corporate credit tightened.

PERFORMANCE DISCUSSION

The Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High-Yield Bond Index, during the six-month period. While we captured a significant portion of the upside during the period, our more moderate beta approach to security selection lagged the broader high-yield asset class. Spread carry, a measure of excess income generated by the Fund’s high-yield corporate holdings, also weighed on relative performance. An out-of-benchmark allocation to commercial mortgage-backed securities (CMBS) further detracted from relative results. While CMBS performed well on an absolute basis, it did not keep up with corporate credit as spreads tightened during the period. With strong performance in the high-yield asset class, our cash position was another detractor from relative performance. Cash is not used as a strategy within the Fund but is a residual of our fundamental, bottom-up investment process.

Our positioning in investment-grade corporate credit contributed positively to relative results. An out-of-index allocation to bank loans further aided performance. The floating rate nature of the instruments proved beneficial, as short-term interest rates ticked higher. We expect loans – which benefit from a senior position in the capital structure and can offer protection in a rising-rate environment – to offer stable and attractive risk-adjusted opportunities in the coming year with lower volatility than the high yield market. A modest position in convertible securities was also additive on a relative basis. This was largely due to exposure to energy-related issuers, including exploration and production company Jones Energy, which benefited from strengthening crude oil prices.

At the credit sector level, relative detractors included wireless communications, media entertainment, and independent energy. Underperformance in wireless communications was due in part to our underweight allocation in Sprint, the leading individual detractor from relative results. Positive sentiment surrounded the issuer’s ability to enhance subscribership. Additionally, the liquid nature of the debt saw strong demand. While we believe Sprint made smart balance sheet choices in the latter part of the period, we continue to question the company’s

Janus Investment Fund	1

Janus High-Yield Fund (unaudited)

long-term competitive position and its ability to support a growing network with minimal capital expenditure.

Also at the individual issuer level, our exposure to Landry’s detracted from relative performance. While our position benefited from spread tightening, it lagged the broader market. We continue to like the dining, hospitality and entertainment company, for its diversified business model, strong management team and use of free cash flow to pay down debt.

Sectors contributing to relative performance included technology, banking, and railroads. Outperformance in technology was driven by strong security selection, including positions in Blackboard and Seagate Technology. Blackboard, the world market leader in education software, released its Ultra user experience in July and executed a global refinancing to extend the maturity of its existing debt later in the period. Additionally, Blackboard’s sponsor, Providence Equity Partners, conducted two acquisitions, redistributing equity to the entity and further supporting the credit. Seagate also performed well, benefiting from an uptick in demand for personal computers and enterprise infrastructure during the period.

OUTLOOK

Investor sentiment has changed dramatically with the election of Mr. Trump. The pro-business initiatives his administration has proposed have already generated a more positive outlook for the U.S. economy and triggered increased growth and inflation expectations. In our view, this optimism in conjunction with a stronger dollar and relatively higher oil prices will continue to propel rates upward across the yield curve in the coming year. We anticipate a steeper curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment.

New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation in the U.S., enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. For the past two years we’ve seen accommodative monetary policy prolong the latter stages of a credit cycle, and we believe the results of the U.S. election may have just further extended the cycle. Global demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes – also contributes to our modestly improved outlook.

Market moves in the coming year will largely be determined by the success of Mr. Trump’s policy execution, in our view, and we will closely monitor the difference between rhetoric and implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. high yield, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and transformational balance sheet stories. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. We intend to maintain a conservative bias, reflecting our commitment to deliver a less volatile client experience within the high-yield asset class.

Thank you for your investment in Janus High-Yield Fund.

2	DECEMBER 31, 2016

Janus High-Yield Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	5.30%	5.30%
Class A Shares MOP	5.05%	5.05%
Class C Shares**	4.46%	4.46%
Class D Shares	5.50%	5.50%
Class I Shares	5.60%	5.60%
Class N Shares	5.66%	5.66%
Class R Shares	4.89%	4.89%
Class S Shares	5.12%	5.12%
Class T Shares	5.40%	5.40%
Weighted Average Maturity		6.1 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
BBB	5.9%
BB	26.7%
B	42.8%
CCC	15.6%
CC	0.3%
D	0.5%
Not Rated	3.8%
Other	4.4%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	86.1%
Bank Loans and Mezzanine Loans	5.7%
Investment Companies	5.2%
Asset-Backed/Commercial Mortgage-Backed Securities	1.8%
Common Stocks	0.7%
Preferred Stocks	0.3%
Other	0.2%
100.0%

Janus Investment Fund	3

Janus High-Yield Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV	6.56%	12.67%	6.42%	6.45%	7.46%	1.00%
Class A Shares at MOP	1.47%	7.27%	5.38%	5.93%	7.21%
Class C Shares at NAV	6.20%	11.92%	5.68%	5.71%	6.70%	1.71%
Class C Shares at CDSC	5.20%	10.92%	5.68%	5.71%	6.70%
Class D Shares(1)	6.68%	12.92%	6.65%	6.64%	7.56%	0.78%
Class I Shares	6.85%	13.15%	6.73%	6.57%	7.53%	0.70%
Class N Shares	6.76%	13.10%	6.56%	6.57%	7.53%	0.63%
Class R Shares	6.35%	12.39%	6.03%	6.02%	6.99%	1.38%
Class S Shares	6.49%	12.67%	6.29%	6.30%	7.25%	1.13%
Class T Shares	6.63%	12.82%	6.56%	6.57%	7.53%	0.87%
Bloomberg Barclays U.S. Corporate High-Yield Bond Index	7.40%	17.13%	7.36%	7.45%	7.22%
Morningstar Quartile - Class T Shares	-	441/731	225/579	146/480	14/206
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	3rd	2nd	2nd	1st

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

4	DECEMBER 31, 2016

Janus High-Yield Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than investment grade bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund's Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class I Shares of the Fund commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the performance of the Fund's former Class J Shares, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund's Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date – December 29, 1995

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus High-Yield Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,065.60	$5.21	$1,000.00	$1,020.16	$5.09	1.00%
Class C Shares	$1,000.00	$1,062.00	$8.73	$1,000.00	$1,016.74	$8.54	1.68%
Class D Shares	$1,000.00	$1,066.80	$4.06	$1,000.00	$1,021.27	$3.97	0.78%
Class I Shares	$1,000.00	$1,068.50	$3.60	$1,000.00	$1,021.73	$3.52	0.69%
Class N Shares	$1,000.00	$1,067.60	$3.23	$1,000.00	$1,022.08	$3.16	0.62%
Class R Shares	$1,000.00	$1,063.50	$7.23	$1,000.00	$1,018.20	$7.07	1.39%
Class S Shares	$1,000.00	$1,064.90	$5.78	$1,000.00	$1,019.61	$5.65	1.11%
Class T Shares	$1,000.00	$1,066.30	$4.53	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.8%
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	$6,647,000	$6,690,584
Fannie Mae Connecticut Avenue Securities, 5.6561%, 11/25/24‡	3,705,673	4,024,364
Fannie Mae Connecticut Avenue Securities, 4.7561%, 5/25/25‡	7,627,000	7,955,660
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	10,038,000	9,753,262
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	3,407,000	3,202,774
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	4,281,973	4,319,961
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $35,132,098)		35,946,605
Bank Loans and Mezzanine Loans – 5.7%
Asset-Backed Securities – 0.7%
Cosmo Junior Mezz Note A4, 9.1360%, 11/9/19‡	13,610,000	13,610,000
Basic Industry – 0.6%
Arch Coal Inc, 0%, 5/16/18(a),‡	1,200,665	1,216,177
Oxbow Energy Solutions LLC, 8.0000%, 1/17/20‡	12,110,000	11,807,250
		13,023,427
Consumer Cyclical – 1.1%
Delta 2 Lux Sarl, 8.0677%, 7/29/22‡	22,032,000	22,160,447
Consumer Non-Cyclical – 1.7%
Del Monte Foods Inc, 8.4500%, 8/18/21‡	1,344,000	1,013,040
Dole Food Co Inc, 4.6388%, 11/1/18‡	12,672,624	12,739,626
Moran Foods LLC, 7.0000%, 12/5/23‡	9,959,000	9,909,205
Serta Simmons Bedding LLC, 9.0000%, 11/8/24‡	10,210,000	10,243,999
		33,905,870
Energy – 0.9%
Chesapeake Energy Corp, 8.5000%, 8/23/21‡	14,922,000	16,221,408
Chief Exploration & Development LLC, 7.7528%, 5/16/21‡	2,150,000	2,101,625
		18,323,033
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	612,195	612,195
Technology – 0.5%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23‡	10,298,382	10,439,985
Transportation – 0.2%
International Seaways Inc, 5.7500%, 8/5/19‡	4,037,796	3,916,662
Total Bank Loans and Mezzanine Loans (cost $114,969,177)		115,991,619
Corporate Bonds – 86.1%
Banking – 1.1%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	16,262,000	15,012,428
Royal Bank of Scotland Group PLC, 5.1250%, 5/28/24	6,954,000	6,925,996
		21,938,424
Basic Industry – 5.3%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	13,987,000	15,001,057
Anglo American Capital PLC, 4.1250%, 4/15/21 (144A)	3,752,000	3,817,660
ArcelorMittal, 6.1250%, 6/1/25	2,251,000	2,464,845
ArcelorMittal, 8.0000%, 10/15/39	10,655,000	11,692,158
Axalta Coating Systems LLC, 4.8750%, 8/15/24 (144A)	4,908,000	4,908,000
Cliffs Natural Resources Inc, 4.8000%, 10/1/20	1,210,000	1,131,350
Cliffs Natural Resources Inc, 4.8750%, 4/1/21	6,664,000	6,197,520
Coeur Mining Inc, 7.8750%, 2/1/21	827,000	858,013
Freeport-McMoRan Inc, 3.8750%, 3/15/23	5,553,000	5,094,878
Grinding Media Inc / MC Grinding Media Canada Inc, 7.3750%, 12/15/23 (144A)	4,710,000	4,948,326
IAMGOLD Corp, 6.7500%, 10/1/20 (144A)	6,454,000	6,292,650
Kaiser Aluminum Corp, 5.8750%, 5/15/24	6,823,000	7,061,805
Kissner Holdings LP / Kissner Milling Co Ltd / BSC Holding Inc / Kissner USA,
8.3750%, 12/1/22 (144A)	5,252,000	5,304,520
Platform Specialty Products Corp, 10.3750%, 5/1/21 (144A)	6,052,000	6,702,590
Platform Specialty Products Corp, 6.5000%, 2/1/22 (144A)	2,476,000	2,494,570
Teck Resources Ltd, 8.0000%, 6/1/21 (144A)	2,672,000	2,939,200
Teck Resources Ltd, 4.7500%, 1/15/22	5,853,000	5,867,633
Teck Resources Ltd, 3.7500%, 2/1/23	4,202,000	3,970,890
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	2,936,000	3,383,740

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Basic Industry – (continued)
Versum Materials Inc, 5.5000%, 9/30/24 (144A)	$6,954,000	$7,110,465
		107,241,870
Capital Goods – 8.2%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	37,315,000	37,804,239
Arconic Inc, 5.9500%, 2/1/37	9,728,000	9,462,912
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
7.2500%, 5/15/24 (144A)	17,033,000	17,948,524
Ball Corp, 5.2500%, 7/1/25	10,055,000	10,507,475
Bombardier Inc, 8.7500%, 12/1/21 (144A)	14,482,000	15,369,022
Eagle Materials Inc, 4.5000%, 8/1/26	3,176,000	3,168,060
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	5,912,000	6,229,770
Herc Rentals Inc, 7.7500%, 6/1/24 (144A)	6,115,000	6,428,394
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)	2,229,000	2,407,320
Ritchie Bros Auctioneers Inc, 5.3750%, 1/15/25 (144A)	6,160,000	6,283,200
Summit Materials LLC / Summit Materials Finance Corp, 8.5000%, 4/15/22	13,506,000	14,924,130
TransDigm Inc, 6.3750%, 6/15/26 (144A)	17,775,000	18,254,925
US Concrete Inc, 6.3750%, 6/1/24	4,597,000	4,861,328
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	10,638,000	11,914,560
		165,563,859
Communications – 14.5%
Altice Financing SA, 6.6250%, 2/15/23 (144A)	18,098,000	18,595,695
Altice Finco SA, 7.6250%, 2/15/25 (144A)	11,143,000	11,254,430
Altice US Finance I Corp, 5.3750%, 7/15/23 (144A)	13,100,000	13,591,250
Block Communications Inc, 7.2500%, 2/1/20 (144A)	15,344,000	15,535,800
CCO Holdings LLC / CCO Holdings Capital Corp, 5.3750%, 5/1/25 (144A)	6,105,000	6,288,150
CCO Holdings LLC / CCO Holdings Capital Corp, 5.5000%, 5/1/26 (144A)	4,786,000	4,881,720
CCO Holdings LLC / CCO Holdings Capital Corp, 5.8750%, 5/1/27 (144A)	5,303,000	5,501,863
Cengage Learning Inc, 9.5000%, 6/15/24 (144A)	6,132,000	5,442,150
CenturyLink Inc, 7.5000%, 4/1/24	9,080,000	9,534,000
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	3,507,000	3,612,210
Cequel Communications Holdings I LLC / Cequel Capital Corp,
7.7500%, 7/15/25 (144A)	9,307,000	10,237,700
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	15,112,000	15,452,020
CSC Holdings LLC, 10.1250%, 1/15/23 (144A)	2,251,000	2,599,905
CSC Holdings LLC, 6.6250%, 10/15/25 (144A)	2,251,000	2,459,218
DISH DBS Corp, 5.8750%, 7/15/22	4,952,000	5,211,980
DISH DBS Corp, 7.7500%, 7/1/26	3,602,000	4,061,255
Frontier Communications Corp, 10.5000%, 9/15/22	21,383,000	22,479,948
Level 3 Financing Inc, 5.1250%, 5/1/23	4,869,000	4,887,259
Level 3 Financing Inc, 5.2500%, 3/15/26 (144A)	4,877,000	4,828,230
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.8750%, 5/15/24 (144A)	9,893,000	9,967,197
Netflix Inc, 5.7500%, 3/1/24	2,496,000	2,670,720
Nexstar Escrow Corp, 5.6250%, 8/1/24 (144A)	14,994,000	14,881,545
RR Donnelley & Sons Co, 6.0000%, 4/1/24	5,703,000	5,375,078
SFR Group SA, 6.0000%, 5/15/22 (144A)	9,304,000	9,548,230
SFR Group SA, 7.3750%, 5/1/26 (144A)	12,081,000	12,337,721
Sirius XM Radio Inc, 5.3750%, 7/15/26 (144A)	7,804,000	7,628,410
Sprint Corp, 7.1250%, 6/15/24	12,455,000	12,828,650
T-Mobile USA Inc, 6.2500%, 4/1/21	12,006,000	12,486,240
T-Mobile USA Inc, 6.0000%, 3/1/23	5,573,000	5,886,481
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	10,313,000	9,848,915
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	4,577,000	4,805,850
Univision Communications Inc, 5.1250%, 2/15/25 (144A)	6,196,000	5,924,925
UPCB Finance IV Ltd, 5.3750%, 1/15/25 (144A)	11,255,000	11,339,412
		291,984,157
Consumer Cyclical – 18.3%
AMC Entertainment Holdings Inc, 5.8750%, 11/15/26 (144A)	5,072,000	5,186,120

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	$5,782,000	$5,565,175
Brinker International Inc, 5.0000%, 10/1/24 (144A)	5,096,000	5,083,260
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	13,782,000	14,436,645
Caesars Entertainment Resort Properties LLC, 11.0000%, 10/1/21	5,472,000	5,978,160
CCM Merger Inc, 9.1250%, 5/1/19 (144A)	4,256,000	4,426,240
Century Communities Inc, 6.8750%, 5/15/22	19,569,000	20,058,225
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	2,977,000	2,999,328
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	12,873,000	13,532,741
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)	20,585,000	21,485,594
IHS Markit Ltd, 5.0000%, 11/1/22 (144A)	13,668,000	14,180,550
International Game Technology PLC, 6.2500%, 2/15/22 (144A)	4,802,000	5,150,145
International Game Technology PLC, 6.5000%, 2/15/25 (144A)	5,177,000	5,552,333
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 6.7500%, 11/15/21 (144A)	11,255,000	11,395,687
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp, 10.2500%, 11/15/22 (144A)	20,259,000	20,613,532
JC Penney Corp Inc, 5.7500%, 2/15/18	12,356,000	12,634,010
JC Penney Corp Inc, 8.1250%, 10/1/19	7,162,000	7,734,960
JC Penney Corp Inc, 5.6500%, 6/1/20	9,811,000	9,676,099
KB Home, 7.6250%, 5/15/23	6,079,000	6,367,753
Landry's Inc, 6.7500%, 10/15/24 (144A)	19,176,000	19,463,640
Levi Strauss & Co, 5.0000%, 5/1/25	4,720,000	4,720,000
Men's Wearhouse Inc, 7.0000%, 7/1/22	10,574,000	10,362,520
Meritage Homes Corp, 7.1500%, 4/15/20	8,376,000	9,087,960
Meritage Homes Corp, 7.0000%, 4/1/22	7,466,000	8,081,945
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24 (144A)	3,780,000	3,959,550
MGM Resorts International, 6.6250%, 12/15/21	10,384,000	11,604,120
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)	11,733,000	11,967,660
MPG Holdco I Inc, 7.3750%, 10/15/22	10,841,000	11,328,845
Performance Food Group Inc, 5.5000%, 6/1/24 (144A)	5,112,000	5,150,340
PetSmart Inc, 7.1250%, 3/15/23 (144A)	15,481,000	15,790,620
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	15,978,000	15,618,495
Playa Resorts Holding BV, 8.0000%, 8/15/20 (144A)	19,260,000	20,078,550
PulteGroup Inc, 5.5000%, 3/1/26	7,504,000	7,447,720
Rite Aid Corp, 6.3750%, 4/1/23 (144A)	8,478,000	9,113,850
Station Casinos LLC, 7.5000%, 3/1/21	7,290,000	7,636,275
WCI Communities Inc, 6.8750%, 8/15/21	5,800,000	6,104,500
		369,573,147
Consumer Non-Cyclical – 14.2%
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	5,272,000	5,061,120
Albertsons Cos LLC / Safeway Inc / New Albertson's Inc / Albertson's LLC,
6.6250%, 6/15/24 (144A)	7,897,000	8,232,622
Capsugel SA, 7.0000%, 5/15/19 (144A)	5,636,000	5,685,315
CHS/Community Health Systems Inc, 8.0000%, 11/15/19	6,228,000	5,169,240
Dole Food Co Inc, 7.2500%, 5/1/19 (144A)	4,877,000	4,974,540
Endo Ltd / Endo Finance LLC / Endo Finco Inc, 6.5000%, 2/1/25 (144A)	5,624,000	4,681,980
Fresh Market Inc, 9.7500%, 5/1/23 (144A)	7,032,000	6,012,360
HCA Inc, 5.3750%, 2/1/25	35,869,000	35,958,672
HCA Inc, 5.2500%, 6/15/26	4,181,000	4,322,109
Hologic Inc, 5.2500%, 7/15/22 (144A)	5,316,000	5,595,090
Horizon Pharma Inc, 6.6250%, 5/1/23	3,602,000	3,430,905
JBS USA LUX SA / JBS USA Finance Inc, 8.2500%, 2/1/20 (144A)	9,741,000	9,984,525
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	11,933,000	12,380,487
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	5,016,000	5,204,100
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	14,068,000	14,243,850
MPH Acquisition Holdings LLC, 7.1250%, 6/1/24 (144A)	9,109,000	9,588,133
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp, 5.8750%, 1/15/24	3,120,000	3,307,200
Post Holdings Inc, 7.7500%, 3/15/24 (144A)	4,577,000	5,080,470
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	8,183,000	7,835,223
Quintiles IMS Inc, 5.0000%, 10/15/26 (144A)	5,102,000	5,114,755

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Non-Cyclical – (continued)
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)	$14,335,000	$14,765,050
Smithfield Foods Inc, 5.8750%, 8/1/21 (144A)	48,000	50,040
Smithfield Foods Inc, 6.6250%, 8/15/22	359,000	378,745
SUPERVALU Inc, 6.7500%, 6/1/21	14,534,000	14,679,340
SUPERVALU Inc, 7.7500%, 11/15/22	5,252,000	5,297,955
Tenet Healthcare Corp, 8.0000%, 8/1/20	7,738,000	7,621,930
Tenet Healthcare Corp, 7.5000%, 1/1/22 (144A)	4,588,000	4,782,990
Tenet Healthcare Corp, 8.1250%, 4/1/22	18,684,000	17,628,354
Tenet Healthcare Corp, 6.7500%, 6/15/23	8,029,000	7,065,520
TreeHouse Foods Inc, 6.0000%, 2/15/24 (144A)	9,680,000	10,139,800
Universal Hospital Services Inc, 7.6250%, 8/15/20	13,581,000	13,445,190
Valeant Pharmaceuticals International Inc, 5.3750%, 3/15/20 (144A)	5,403,000	4,565,535
Valeant Pharmaceuticals International Inc, 6.1250%, 4/15/25 (144A)	22,886,000	17,193,107
Valvoline Inc, 5.5000%, 7/15/24 (144A)	5,793,000	5,995,755
		285,472,007
Electric – 0.2%
Calpine Corp, 5.2500%, 6/1/26 (144A)	4,652,000	4,582,220
Energy – 12.9%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp,
7.8750%, 12/15/24 (144A)	4,621,000	4,782,735
Boardwalk Pipelines LP, 5.9500%, 6/1/26	5,252,000	5,697,506
Bristow Group Inc, 6.2500%, 10/15/22	12,118,000	10,300,300
Carrizo Oil & Gas Inc, 6.2500%, 4/15/23	2,145,000	2,198,625
Cheniere Corpus Christi Holdings LLC, 5.8750%, 3/31/25 (144A)	3,169,000	3,233,362
Chesapeake Energy Corp, 5.7500%, 3/15/23	10,505,000	9,874,700
Chesapeake Energy Corp, 8.0000%, 1/15/25 (144A)	4,738,000	4,832,760
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	4,560,000	4,936,200
Clayton Williams Energy Inc, 7.7500%, 4/1/19	5,478,000	5,505,390
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	16,325,000	16,978,000
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	8,867,000	9,465,522
Ensco PLC, 4.5000%, 10/1/24	2,900,000	2,486,750
Ensco PLC, 5.7500%, 10/1/44	8,704,000	6,310,400
Ferrellgas Partners LP / Ferrellgas Partners Finance Corp, 8.6250%, 6/15/20	6,032,000	5,941,520
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	10,095,000	10,498,800
Holly Energy Partners LP / Holly Energy Finance Corp, 6.5000%, 3/1/20	7,336,000	7,574,420
HollyFrontier Corp, 5.8750%, 4/1/26	9,905,000	10,109,211
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	16,089,000	15,324,772
MPLX LP, 4.5000%, 7/15/23	7,599,000	7,710,014
Murphy Oil Corp, 6.8750%, 8/15/24	4,857,000	5,172,705
Newfield Exploration Co, 5.3750%, 1/1/26	3,674,000	3,746,010
NGL Energy Partners LP / NGL Energy Finance Corp, 7.5000%, 11/1/23 (144A)	4,335,000	4,475,888
Noble Holding International Ltd, 4.6250%, 3/1/21	2,639,000	2,533,440
Noble Holding International Ltd, 7.7500%, 1/15/24	6,055,000	5,695,333
Oasis Petroleum Inc, 6.5000%, 11/1/21	2,036,000	2,074,175
PBF Holding Co LLC / PBF Finance Corp, 8.2500%, 2/15/20	5,255,000	5,386,375
QEP Resources Inc, 5.3750%, 10/1/22	4,252,000	4,262,630
QEP Resources Inc, 5.2500%, 5/1/23	7,805,000	7,824,513
Rice Energy Inc, 6.2500%, 5/1/22	6,415,000	6,591,413
Rowan Cos Inc, 4.8750%, 6/1/22	5,186,000	4,900,770
Rowan Cos Inc, 7.3750%, 6/15/25	3,004,000	3,064,080
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26 (144A)	13,055,000	14,066,762
SESI LLC, 6.3750%, 5/1/19	4,315,000	4,315,000
SESI LLC, 7.1250%, 12/15/21	3,557,000	3,619,248
Seven Generations Energy Ltd, 6.7500%, 5/1/23 (144A)	6,447,000	6,866,055
SM Energy Co, 6.5000%, 1/1/23	7,531,000	7,653,379
SM Energy Co, 5.0000%, 1/15/24	2,251,000	2,121,568
SM Energy Co, 5.6250%, 6/1/25	5,104,000	4,925,360
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	5,553,000	5,652,793

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	$10,819,000	$10,915,776
		259,624,260
Finance Companies – 0.4%
CIT Group Inc, 5.5000%, 2/15/19 (144A)	6,846,000	7,222,530
Financial Institutions – 1.0%
Kennedy-Wilson Inc, 5.8750%, 4/1/24	20,371,000	20,752,956
Industrial – 1.9%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	5,282,000	5,717,765
Howard Hughes Corp, 6.8750%, 10/1/21 (144A)	22,751,000	23,975,004
Park-Ohio Industries Inc, 8.1250%, 4/1/21	9,021,000	9,314,182
		39,006,951
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	3,558,000	3,704,768
Technology – 5.1%
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	5,993,000	6,082,895
Blackboard Inc, 9.7500%, 10/15/21 (144A)	27,099,000	27,776,475
CommScope Technologies Finance LLC, 6.0000%, 6/15/25 (144A)	4,714,000	4,996,840
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24 (144A)	9,842,000	10,014,235
First Data Corp, 7.0000%, 12/1/23 (144A)	7,564,000	8,055,660
First Data Corp, 5.0000%, 1/15/24 (144A)	10,320,000	10,374,902
Qorvo Inc, 6.7500%, 12/1/23	8,261,000	9,087,100
Seagate HDD Cayman, 4.8750%, 6/1/27	18,256,000	16,429,250
Sensata Technologies BV, 5.6250%, 11/1/24 (144A)	9,436,000	9,837,030
		102,654,387
Transportation – 2.8%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	9,605,000	7,011,650
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	21,771,000	22,532,985
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	11,504,000	11,820,360
Watco Cos LLC / Watco Finance Corp, 6.3750%, 4/1/23 (144A)	9,239,000	9,562,365
XPO Logistics Inc, 6.1250%, 9/1/23 (144A)	4,976,000	5,199,920
		56,127,280
Total Corporate Bonds (cost $1,686,163,037)		1,735,448,816
Common Stocks – 0.7%
Chemicals – 0.1%
Valvoline Inc	69,954	1,504,011
Food Products – 0.2%
Tyson Foods Inc	58,845	3,629,560
Oil, Gas & Consumable Fuels – 0.3%
Arch Coal Inc*	86,418	6,744,925
Specialty Retail – 0.1%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	132,324	2,409,819
Total Common Stocks (cost $14,100,697)		14,288,315
Preferred Stocks – 0.3%
Metals & Mining – 0.2%
Arconic Inc, 5.3750%	136,668	4,120,540
Oil, Gas & Consumable Fuels – 0.1%
Jones Energy Inc, 8.0000%	24,756	2,107,355
Total Preferred Stocks (cost $5,926,189)		6,227,895
Investment Companies – 5.2%
Money Markets – 5.2%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $104,364,566)	104,364,566	104,364,566
Total Investments (total cost $1,960,655,764) – 99.8%		2,012,267,816
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		4,340,802
Net Assets – 100%		$2,016,608,618

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus High-Yield Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$1,724,892,655	85.7%
Canada	56,276,910	2.8
Luxembourg	44,007,128	2.2
Brazil	41,812,962	2.1
United Kingdom	41,132,876	2.0
Netherlands	31,417,962	1.6
France	21,885,951	1.1
Ireland	17,948,524	0.9
Italy	15,012,428	0.7
Singapore	10,439,985	0.5
Greece	7,011,650	0.4
Hong Kong	428,785	0.0

Total	$2,012,267,816	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Corporate High-Yield Bond Index	Measures the US dollar-denominated, high yield, fixed-rate corporate bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $1,052,101,302, which represents 52.2% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	173,861,632	742,806,934	(812,304,000)	104,364,566	$—	$205,903	$104,364,566

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	3/22/11 - 8/5/14	$37,350,536	$37,804,239	1.9%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	2,536,651	2,409,819	0.1
Total		$39,887,187	$40,214,058	2.0%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

Janus Investment Fund	13

Janus High-Yield Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$35,946,605	$-
Bank Loans and Mezzanine Loans	-	115,991,619	-
Corporate Bonds	-	1,735,448,816	-
Common Stocks
Specialty Retail	-	-	2,409,819
All Other	11,878,496	-	-
Preferred Stocks	-	6,227,895	-
Investment Companies	-	104,364,566	-
Total Assets	$11,878,496	$1,997,979,501	$2,409,819

14	DECEMBER 31, 2016

Janus High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$1,960,655,764
Unaffiliated investments, at value	1,907,903,250
Affiliated investments, at value	104,364,566
Cash	377,328
Non-interested Trustees' deferred compensation	37,237
Receivables:
Interest	31,424,604
Investments sold	7,444,677
Fund shares sold	6,498,227
Dividends	91,824
Dividends from affiliates	37,296
Other assets	26,362
Total Assets	2,058,205,371
Liabilities:
Payables:	—
Investments purchased	32,731,196
Fund shares repurchased	5,730,200
Dividends	1,577,420
Advisory fees	1,007,779
Transfer agent fees and expenses	327,398
12b-1 Distribution and shareholder servicing fees	56,568
Non-interested Trustees' deferred compensation fees	37,237
Professional fees	30,306
Fund administration fees	16,939
Non-interested Trustees' fees and expenses	15,913
Custodian fees	49
Accrued expenses and other payables	65,748
Total Liabilities	41,596,753
Net Assets	$2,016,608,618

See Notes to Financial Statements.

Janus Investment Fund	15

Janus High-Yield Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,128,703,939
Undistributed net investment income/(loss)	167,588
Undistributed net realized gain/(loss) from investments	(163,885,548)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	51,622,639
Total Net Assets	$2,016,608,618
Net Assets - Class A Shares	$63,686,456
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,534,607
Net Asset Value Per Share(1)	$8.45
Maximum Offering Price Per Share(2)	$8.87
Net Assets - Class C Shares	$46,002,773
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,441,543
Net Asset Value Per Share(1)	$8.45
Net Assets - Class D Shares	$361,545,633
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	42,776,877
Net Asset Value Per Share	$8.45
Net Assets - Class I Shares	$518,298,571
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,298,140
Net Asset Value Per Share	$8.46
Net Assets - Class N Shares	$28,144,799
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,329,117
Net Asset Value Per Share	$8.45
Net Assets - Class R Shares	$1,422,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,471
Net Asset Value Per Share	$8.45
Net Assets - Class S Shares	$1,834,868
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	216,701
Net Asset Value Per Share	$8.47
Net Assets - Class T Shares	$995,672,603
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	117,779,894
Net Asset Value Per Share	$8.45

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus High-Yield Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$66,982,644
Dividends	281,366
Dividends from affiliates	205,903
Other income	2,537,540
Total Investment Income	70,007,453
Expenses:
Advisory fees	5,758,023
12b-1Distribution and shareholder servicing fees:
Class A Shares	92,458
Class C Shares	238,974
Class R Shares	3,711
Class S Shares	2,281
Transfer agent administrative fees and expenses:
Class D Shares	212,234
Class R Shares	1,855
Class S Shares	2,281
Class T Shares	1,406,893
Transfer agent networking and omnibus fees:
Class A Shares	44,021
Class C Shares	18,428
Class I Shares	121,577
Other transfer agent fees and expenses:
Class A Shares	3,181
Class C Shares	2,810
Class D Shares	35,371
Class I Shares	9,610
Class N Shares	433
Class R Shares	74
Class S Shares	46
Class T Shares	5,091
Registration fees	115,856
Fund administration fees	96,816
Shareholder reports expense	86,914
Professional fees	47,031
Non-interested Trustees’ fees and expenses	34,281
Custodian fees	8,666
Other expenses	113,605
Total Expenses	8,462,521
Less: Excess Expense Reimbursement	(25,230)
Net Expenses	8,437,291
Net Investment Income/(Loss)	61,570,162
Net Realized Gain/(Loss) on Investments:
Investments	25,637,776
Total Net Realized Gain/(Loss) on Investments	25,637,776
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	43,119,999
Total Change in Unrealized Net Appreciation/Depreciation	43,119,999
Net Increase/(Decrease) in Net Assets Resulting from Operations	$130,327,937

See Notes to Financial Statements.

Janus Investment Fund	17

Janus High-Yield Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$61,570,162	$110,409,339
Net realized gain/(loss) on investments	25,637,776	(112,624,145)
Change in unrealized net appreciation/depreciation	43,119,999	16,500,097
Net Increase/(Decrease) in Net Assets Resulting from Operations	130,327,937	14,285,291
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(2,149,119)	(8,060,621)
Class C Shares	(1,280,539)	(2,591,772)
Class D Shares	(10,799,063)	(18,685,511)
Class I Shares	(12,633,506)	(14,406,072)
Class N Shares	(814,740)	(1,018,621)
Class R Shares	(40,802)	(79,173)
Class S Shares	(52,571)	(123,481)
Class T Shares	(33,800,090)	(65,811,303)
Net Decrease from Dividends and Distributions to Shareholders	(61,570,430)	(110,776,554)
Capital Share Transactions:
Class A Shares	(92,655,923)	(26,149,234)
Class C Shares	(5,527,141)	(8,384,018)
Class D Shares	18,979,243	(5,876,389)
Class I Shares	188,318,886	49,370,941
Class N Shares	6,094,597	7,185,614
Class R Shares	(40,310)	(143,884)
Class S Shares	13,285	(901,265)
Class T Shares	(236,123,199)	30,446,834
Net Increase/(Decrease) from Capital Share Transactions	(120,940,562)	45,548,599
Net Increase/(Decrease) in Net Assets	(52,183,055)	(50,942,664)
Net Assets:
Beginning of period	2,068,791,673	2,119,734,337
End of period	$2,016,608,618	$2,068,791,673

Undistributed Net Investment Income/(Loss)	$167,588	$167,856

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus High-Yield Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$8.55	$9.41		$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.45(1)	0.51(1)		0.55(1)	0.57	0.62
Net realized and unrealized gain/(loss)	0.28	(0.38)	(0.67)		0.50	0.15	(0.13)
Total from Investment Operations	0.53	0.07	(0.16)		1.05	0.72	0.49
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.45)	(0.50)		(0.55)	(0.57)	(0.62)
Distributions (from capital gains)	—	—	(0.20)		(0.23)	(0.01)	—
Total Dividends and Distributions	(0.25)	(0.45)	(0.70)		(0.78)	(0.58)	(0.62)
Net Asset Value, End of Period	$8.45	$8.17	$8.55		$9.41	$9.14	$9.00
Total Return*	6.56%	0.94%	(1.61)%		11.93%	8.12%	5.71%
Net Assets, End of Period (in thousands)	$63,686	$152,449	$185,912		$352,140	$321,554	$265,944
Average Net Assets for the Period (in thousands)	$72,141	$147,155	$263,855		$338,923	$298,736	$212,564
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.00%	0.98%	0.98%		1.01%	0.97%	0.99%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.00%	0.98%	0.98%		1.01%	0.97%	0.99%
Ratio of Net Investment Income/(Loss)	5.94%	5.46%	5.69%		5.93%	6.10%	6.91%
Portfolio Turnover Rate	47%	66%	71%		67%	93%	61%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.22(1)	0.39(1)	0.44(1)	0.48(1)	0.50	0.55
Net realized and unrealized gain/(loss)	0.28	(0.38)	(0.65)	0.51	0.15	(0.12)
Total from Investment Operations	0.50	0.01	(0.21)	0.99	0.65	0.43
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.40)	(0.44)	(0.49)	(0.50)	(0.56)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Total Dividends and Distributions	(0.22)	(0.40)	(0.64)	(0.72)	(0.51)	(0.56)
Net Asset Value, End of Period	$8.45	$8.17	$8.56	$9.41	$9.14	$9.00
Total Return*	6.20%	0.18%	(2.20)%	11.13%	7.31%	4.93%
Net Assets, End of Period (in thousands)	$46,003	$49,861	$61,023	$76,294	$79,726	$78,392
Average Net Assets for the Period (in thousands)	$48,407	$53,472	$68,654	$77,004	$84,174	$73,801
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.68%	1.62%	1.70%	1.73%	1.72%	1.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.68%	1.62%	1.70%	1.73%	1.72%	1.72%
Ratio of Net Investment Income/(Loss)	5.25%	4.83%	4.96%	5.21%	5.36%	6.19%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus High-Yield Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.46(1)	0.52(1)	0.57(1)	0.59	0.64
Net realized and unrealized gain/(loss)	0.28	(0.39)	(0.65)	0.51	0.15	(0.13)
Total from Investment Operations	0.54	0.07	(0.13)	1.08	0.74	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.46)	(0.52)	(0.58)	(0.59)	(0.64)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.26)	(0.46)	(0.72)	(0.81)	(0.60)	(0.64)
Net Asset Value, End of Period	$8.45	$8.17	$8.56	$9.41	$9.14	$9.00
Total Return*	6.68%	1.02%	(1.29)%	12.20%	8.33%	5.94%
Net Assets, End of Period (in thousands)	$361,546	$331,067	$353,037	$405,861	$360,924	$328,700
Average Net Assets for the Period (in thousands)	$346,815	$328,551	$372,925	$373,985	$361,587	$310,872
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.78%	0.77%	0.77%	0.77%	0.76%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.78%	0.77%	0.77%	0.77%	0.76%
Ratio of Net Investment Income/(Loss)	6.18%	5.67%	5.88%	6.16%	6.30%	7.15%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.42	$9.15	$9.01	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.47(1)	0.53(1)	0.58(1)	0.60	0.64
Net realized and unrealized gain/(loss)	0.29	(0.39)	(0.66)	0.50	0.15	(0.11)
Total from Investment Operations	0.55	0.08	(0.13)	1.08	0.75	0.53
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.47)	(0.53)	(0.58)	(0.60)	(0.65)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.26)	(0.47)	(0.73)	(0.81)	(0.61)	(0.65)
Net Asset Value, End of Period	$8.46	$8.17	$8.56	$9.42	$9.15	$9.01
Total Return*	6.85%	1.10%	(1.32)%	12.25%	8.43%	6.13%
Net Assets, End of Period (in thousands)	$518,299	$317,634	$281,687	$478,576	$236,426	$241,339
Average Net Assets for the Period (in thousands)	$396,644	$249,522	$311,969	$396,882	$285,515	$226,809
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.70%	0.70%	0.72%	0.68%	0.68%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.70%	0.70%	0.72%	0.68%	0.68%
Ratio of Net Investment Income/(Loss)	6.31%	5.76%	5.96%	6.22%	6.38%	7.23%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus High-Yield Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.01	$8.92
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.27(2)	0.48(2)	0.53(2)	0.58(2)	0.60	0.06
Net realized and unrealized gain/(loss)	0.28	(0.39)	(0.64)	0.51	0.14	0.08
Total from Investment Operations	0.55	0.09	(0.11)	1.09	0.74	0.14
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.48)	(0.54)	(0.59)	(0.60)	(0.05)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Total Dividends and Distributions	(0.27)	(0.48)	(0.74)	(0.82)	(0.61)	(0.05)
Net Asset Value, End of Period	$8.45	$8.17	$8.56	$9.41	$9.14	$9.01
Total Return*	6.76%	1.18%	(1.14)%	12.37%	8.38%	1.63%
Net Assets, End of Period (in thousands)	$28,145	$21,259	$14,751	$19,353	$6,738	$4,392
Average Net Assets for the Period (in thousands)	$25,428	$17,347	$9,715	$9,055	$8,788	$3,390
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.62%	0.63%	0.61%	0.62%	0.61%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.62%	0.63%	0.61%	0.62%	0.61%	0.61%
Ratio of Net Investment Income/(Loss)	6.35%	5.85%	5.99%	6.29%	6.47%	6.86%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

Class R Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$8.55	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.23(2)	0.41(2)	0.47(2)	0.52(2)	0.53	0.59
Net realized and unrealized gain/(loss)	0.28	(0.38)	(0.66)	0.50	0.15	(0.13)
Total from Investment Operations	0.51	0.03	(0.19)	1.02	0.68	0.46
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.41)	(0.47)	(0.52)	(0.53)	(0.59)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(3)
Total Dividends and Distributions	(0.23)	(0.41)	(0.67)	(0.75)	(0.54)	(0.59)
Net Asset Value, End of Period	$8.45	$8.17	$8.55	$9.41	$9.14	$9.00
Total Return*	6.35%	0.54%	(2.00)%	11.52%	7.68%	5.38%
Net Assets, End of Period (in thousands)	$1,423	$1,413	$1,631	$1,918	$1,666	$1,082
Average Net Assets for the Period (in thousands)	$1,458	$1,555	$1,644	$1,899	$1,459	$1,081
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.38%	1.37%	1.37%	1.37%	1.29%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.39%	1.38%	1.37%	1.37%	1.37%	1.29%
Ratio of Net Investment Income/(Loss)	5.55%	5.07%	5.28%	5.58%	5.67%	6.64%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus High-Yield Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.19	$8.57	$9.43	$9.16	$9.02	$9.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.25(1)	0.44(1)	0.49(1)	0.54(1)	0.56	0.61
Net realized and unrealized gain/(loss)	0.28	(0.38)	(0.66)	0.51	0.15	(0.13)
Total from Investment Operations	0.53	0.06	(0.17)	1.05	0.71	0.48
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.44)	(0.49)	(0.55)	(0.56)	(0.61)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.25)	(0.44)	(0.69)	(0.78)	(0.57)	(0.61)
Net Asset Value, End of Period	$8.47	$8.19	$8.57	$9.43	$9.16	$9.02
Total Return*	6.49%	0.83%	(1.73)%	11.80%	7.95%	5.57%
Net Assets, End of Period (in thousands)	$1,835	$1,761	$2,785	$5,045	$6,901	$6,213
Average Net Assets for the Period (in thousands)	$1,789	$2,311	$4,219	$6,694	$6,893	$5,959
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.13%	1.12%	1.12%	1.12%	1.11%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.11%	1.11%	1.12%	1.11%	1.12%	1.11%
Ratio of Net Investment Income/(Loss)	5.83%	5.33%	5.54%	5.83%	5.96%	6.80%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$8.17	$8.56	$9.41	$9.14	$9.00	$9.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.26(1)	0.46(1)	0.51(1)	0.57(1)	0.58	0.63
Net realized and unrealized gain/(loss)	0.28	(0.39)	(0.64)	0.50	0.15	(0.13)
Total from Investment Operations	0.54	0.07	(0.13)	1.07	0.73	0.50
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.46)	(0.52)	(0.57)	(0.58)	(0.63)
Distributions (from capital gains)	—	—	(0.20)	(0.23)	(0.01)	—
Redemption fees	N/A	N/A	N/A	N/A	N/A	—(2)
Total Dividends and Distributions	(0.26)	(0.46)	(0.72)	(0.80)	(0.59)	(0.63)
Net Asset Value, End of Period	$8.45	$8.17	$8.56	$9.41	$9.14	$9.00
Total Return*	6.63%	0.94%	(1.38)%	12.09%	8.23%	5.83%
Net Assets, End of Period (in thousands)	$995,673	$1,193,347	$1,218,907	$1,466,998	$1,310,580	$1,269,091
Average Net Assets for the Period (in thousands)	$1,107,133	$1,172,930	$1,305,785	$1,378,198	$1,401,785	$1,107,108
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.87%	0.87%	0.87%	0.87%	0.87%	0.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.86%	0.87%	0.86%	0.86%	0.86%
Ratio of Net Investment Income/(Loss)	6.06%	5.59%	5.79%	6.07%	6.21%	7.05%
Portfolio Turnover Rate	47%	66%	71%	67%	93%	61%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Redemption fees aggregated less than $0.005 on a per share basis. Redemption fees were eliminated effective April 2, 2012.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus High-Yield Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks to obtain high current income. Capital appreciation is a secondary investment objective when consistent with its primary investment objective. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In

Janus Investment Fund	23

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments

24	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	25

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and

26	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest

Janus Investment Fund	27

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.65
Over $300 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.69% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors.

28	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares' average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the

Janus Investment Fund	29

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $6,450.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $30,000 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,664.

30	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $17,361,611 in purchases and $88,316,091 in sales, resulting in a net realized gain of $1,251,575. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(57,311,079)	$(131,151,388)	$ (188,462,467)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 1,962,123,724	$65,006,827	$(14,862,735)	$ 50,144,092

Janus Investment Fund	31

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	1,593,663	$ 13,377,646	8,301,380	$ 67,273,067
Reinvested dividends and distributions	230,023	1,926,502	939,352	7,655,294
Shares repurchased	(12,952,749)	(107,960,071)	(12,309,850)	(101,077,595)
Net Increase/(Decrease)	(11,129,063)	$ (92,655,923)	(3,069,118)	$ (26,149,234)
Class C Shares:
Shares sold	246,483	$ 2,065,351	817,508	$ 6,649,842
Reinvested dividends and distributions	133,828	1,122,659	279,054	2,273,537
Shares repurchased	(1,039,635)	(8,715,151)	(2,125,609)	(17,307,397)
Net Increase/(Decrease)	(659,324)	$ (5,527,141)	(1,029,047)	$ (8,384,018)
Class D Shares:
Shares sold	4,487,224	$ 37,580,130	5,784,264	$ 47,285,802
Reinvested dividends and distributions	1,094,407	9,180,034	1,942,728	15,814,452
Shares repurchased	(3,322,809)	(27,780,921)	(8,467,172)	(68,976,643)
Net Increase/(Decrease)	2,258,822	$ 18,979,243	(740,180)	$ (5,876,389)
Class I Shares:
Shares sold	31,643,598	$ 265,465,795	33,487,830	$272,393,651
Reinvested dividends and distributions	862,028	7,235,493	1,461,759	11,909,886
Shares repurchased	(10,065,655)	(84,382,402)	(29,000,937)	(234,932,596)
Net Increase/(Decrease)	22,439,971	$ 188,318,886	5,948,652	$ 49,370,941
Class N Shares:
Shares sold	946,084	$ 7,919,768	1,182,322	$ 9,657,452
Reinvested dividends and distributions	97,093	814,681	125,217	1,017,840
Shares repurchased	(315,191)	(2,639,852)	(429,913)	(3,489,678)
Net Increase/(Decrease)	727,986	$ 6,094,597	877,626	$ 7,185,614
Class R Shares:
Shares sold	31,732	$ 264,314	69,269	$ 563,903
Reinvested dividends and distributions	3,387	28,394	6,775	55,093
Shares repurchased	(39,694)	(333,018)	(93,722)	(762,880)
Net Increase/(Decrease)	(4,575)	$ (40,310)	(17,678)	$ (143,884)
Class S Shares:
Shares sold	30,304	$ 254,879	73,944	$ 602,140
Reinvested dividends and distributions	6,246	52,492	15,043	122,689
Shares repurchased	(34,962)	(294,086)	(198,799)	(1,626,094)
Net Increase/(Decrease)	1,588	$ 13,285	(109,812)	$ (901,265)
Class T Shares:
Shares sold	13,317,317	$ 111,592,340	35,854,515	$292,499,739
Reinvested dividends and distributions	3,990,054	33,466,873	8,004,055	65,136,446
Shares repurchased	(45,554,103)	(381,182,412)	(40,260,420)	(327,189,351)
Net Increase/(Decrease)	(28,246,732)	$(236,123,199)	3,598,150	$ 30,446,834

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$879,925,705	$ 977,068,265	$ -	$ -

32	DECEMBER 31, 2016

Janus High-Yield Fund

Notes to Financial Statements (unaudited)

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	33

Janus High-Yield Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

34	DECEMBER 31, 2016

Janus High-Yield Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	35

Janus High-Yield Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

36	DECEMBER 31, 2016

Janus High-Yield Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	37

Janus High-Yield Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

38	DECEMBER 31, 2016

Janus High-Yield Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	39

Janus High-Yield Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

40	DECEMBER 31, 2016

Janus High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	41

Janus High-Yield Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

42	DECEMBER 31, 2016

Janus High-Yield Fund

Notes

NotesPage1

Janus Investment Fund	43

Janus High-Yield Fund

Notes

NotesPage2

44	DECEMBER 31, 2016

Janus High-Yield Fund

Notes

NotesPage3

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7574				125-24-93026 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Money Market Fund

Janus Investment Fund

Janus Money Market Fund

Janus Money Market Fund (unaudited)

Performance

Eric Thorderson portfolio manager

Average Annual Total Return		Seven-Day Current Yield
For the periods ended December 31, 2016		Class D Shares(1)
Class D Shares(1)		With Reimbursement	0.12%
Fiscal Year-to-Date	0.01%	Without Reimbursement	0.12%
1 Year	0.01%	Class T Shares
5 Year	0.00%	With Reimbursement	0.10%
10 Year	0.69%	Without Reimbursement	0.10%
Since Inception (February 14, 1995)	2.37%	Expense Ratios
Class T Shares		Per the October 14, 2016 prospectuses
Fiscal Year-to-Date	0.01%	Class D Shares(1)
1 Year	0.01%	Total Annual Fund Operating Expenses	0.67%
5 Year	0.00%	Class T Shares
10 Year	0.69%	Total Annual Fund Operating Expenses	0.68%
Since Inception (February 14, 1995)	2.37%

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Janus Capital has voluntarily agreed to waive one-half of its investment advisory fee and such additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. Such reimbursements could be changed or terminated at any time.

Janus Investment Fund	1

Janus Money Market Fund (unaudited)

Performance

See Financial Highlights for actual expense ratios during the reporting period.

Class D Shares of the Fund commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

If Class D Shares of the Fund had been available during periods prior to February 16, 2010, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of Class D Shares reflects the fees and expenses of Class D Shares, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Returns include reinvestment of all dividends and distributions.

The yield more closely reflects the current earnings of the Fund than the total return.

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

2	DECEMBER 31, 2016

Janus Money Market Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in either share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class D Shares	$1,000.00	$1,000.10	$2.77	$1,000.00	$1,022.43	$2.80	0.55%
Class T Shares	$1,000.00	$1,000.10	$2.62	$1,000.00	$1,022.58	$2.65	0.52%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	3

Janus Money Market Fund

Schedule of Investments (unaudited)

December 31, 2016

Principal Amounts		Value
Certificates of Deposit – 22.5%
Bank of Tokyo-Mitsubishi UFJ Ltd/New York NY, 0.6200%, 1/3/17	$45,000,000	$45,000,000
Canadian Imperial Bank of Commerce/New York NY, 0.9000%, 1/3/17	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp/New York, 0.5000%, 1/3/17	25,000,000	25,000,000
Sumitomo Mitsui Banking Corp/New York, 0.7000%, 1/24/17	20,000,000	20,000,000
Svenska Handelsbanken/New York NY, 0.7750%, 1/25/17	25,000,000	25,000,367
Toronto-Dominion Bank/NY, 0.6000%, 1/3/17	20,000,000	20,000,000
Toronto-Dominion Bank/NY, 0.5500%, 1/6/17	17,000,000	17,000,000
Toronto-Dominion Bank/NY, 0.7000%, 1/17/17	7,900,000	7,900,000
Wells Fargo Bank NA, 1.0700%, 5/8/17	25,000,000	25,000,000
Total Certificates of Deposit (cost $209,900,367)		209,900,367
Commercial Paper – 31.8%
ANZ New Zealand Int'l Ltd/London, 0.8989%, 2/24/17 (Section 4(2))	20,000,000	19,974,518
ANZ New Zealand Int'l Ltd/London, 0.8674%, 3/2/17 (Section 4(2))	15,000,000	14,979,427
Atlantic Asset Securitization LLC, 0.8360%, 1/17/17 (Section 4(2))	25,000,000	24,992,018
BNP Paribas SA/New York NY, 0.6116%, 1/9/17	35,000,000	34,996,492
JP Morgan Securities LLC, 0.9415%, 1/30/17	25,000,000	24,982,677
Manhattan Asset Funding Co LLC, 0.7348%, 1/3/17 (Section 4(2))	15,000,000	15,000,000
Manhattan Asset Funding Co LLC, 0.7551%, 1/6/17 (Section 4(2))	15,000,000	14,999,073
Manhattan Asset Funding Co LLC, 0.8156%, 1/20/17 (Section 4(2))	16,000,000	15,993,948
Nieuw Amsterdam Receivables Corp, 0.8473%, 2/8/17 (Section 4(2))	20,000,000	19,983,363
Societe Generale SA, 0.4993%, 1/3/17	45,000,000	45,000,000
Swedbank AB, 0.7142%, 1/30/17	21,000,000	20,988,948
Victory Receivables Corp, 0.7140%, 1/9/17 (Section 4(2))	15,000,000	14,998,246
Victory Receivables Corp, 0.8364%, 1/17/17 (Section 4(2))	30,000,000	29,990,418
Total Commercial Paper (cost $296,879,128)		296,879,128
U.S. Government Agency Notes – 14.9%
Fannie Mae Discount Notes:
0.5016%, 3/29/17	25,000,000	24,970,485
0.4819%, 5/12/17	20,000,000	19,965,577
		44,936,062
Federal Farm Credit Discount Notes:
0.4517%, 2/14/17	7,000,000	6,996,321
Federal Home Loan Bank Discount Notes:
0.4009%, 1/27/17	50,000,000	49,986,666
0.4819%, 2/23/17	8,500,000	8,494,213
0.4717%, 3/1/17	18,800,000	18,785,998
0.5374%, 5/5/17	10,000,000	9,981,855
		87,248,732
Total U.S. Government Agency Notes (cost $139,181,115)		139,181,115
Variable Rate Demand Agency Notes ‡ – 23.4%
Breckenridge Terrace LLC, 0.8600%, 5/2/39	14,980,000	14,980,000
Breckenridge Terrace LLC, 0.8600%, 5/2/39	4,000,000	4,000,000
California Infrastructure & Economic Development Bank, 0.7400%, 7/1/33	800,000	800,000
County of Eagle CO, 0.8600%, 6/1/27	9,100,000	9,100,000
County of Eagle CO, 0.8600%, 5/2/39	8,000,000	8,000,000
Griffin-Spalding County Development Authority, 0.7800%, 8/1/28	3,750,000	3,750,000
Harry M Rubin 2014 Insurance Trust, 0.7800%, 10/1/34	6,460,000	6,460,000
Hawkes 0-Side I LLC, 0.7600%, 4/1/55	8,800,000	8,800,000
Industrial Development Board of the City of Auburn, 0.7500%, 7/1/26	4,080,000	4,080,000
J-Jay Properties LLC, 0.7700%, 7/2/35	3,255,000	3,255,000
Kaneville Road Joint Venture Inc, 0.7800%, 11/1/32	4,895,000	4,895,000
Lavonia O Frick Family Trust, 0.7800%, 8/1/28	3,950,000	3,950,000
Lush Properties LLC, 0.7800%, 11/1/33	5,395,000	5,395,000
Lynette Kerrane-Darragh Children's Trust, 0.7800%, 9/1/30	4,935,000	4,935,000
Mesivta Yeshiva Rabbi Chaim Berlin, 0.7611%, 11/1/35	4,025,000	4,025,000
Michael Dennis Sullivan Irrevocable Trust, 0.7800%, 2/1/35	6,000,000	6,000,000
Mississippi Business Finance Corp, 0.8500%, 7/1/20	2,500,000	2,500,000
Mississippi Business Finance Corp, 0.8500%, 12/1/35	5,850,000	5,850,000
Phenix City Downtown Redevelopment Authority, 0.7800%, 2/1/33	4,630,000	4,630,000
Phoenix Realty Special Account-U LP, 0.7700%, 4/1/20	1,675,000	1,675,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

4	DECEMBER 31, 2016

Janus Money Market Fund

Schedule of Investments (unaudited)

December 31, 2016

Principal Amounts		Value
Variable Rate Demand Agency Notes ‡ – (continued)
RDR Investment Co LLC, 0.8200%, 11/1/19	$475,000	$475,000
SSAB AB, 0.7800%, 4/1/34	30,000,000	30,000,000
SSAB AB, 0.7800%, 5/1/34	20,000,000	20,000,000
Steel Dust Recycling LLC, 0.7800%, 5/1/46	13,875,000	13,875,000
Sunroad Centrum Apartments 4 LP, 0.8100%, 5/3/55	31,000,000	31,000,000
Tenderfoot Seasonal Housing LLC, 0.8600%, 7/2/35	5,700,000	5,700,000
Tift County Development Authority, 0.7800%, 2/1/18	2,600,000	2,600,000
University of Illinois, 0.7000%, 4/1/44	8,015,000	8,015,000
Total Variable Rate Demand Agency Notes (cost $218,745,000)		218,745,000
Repurchase Agreements – 3.0%
Undivided interest of 28.2% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,005,778) with Goldman Sachs & Co., 0.5200%, dated 12/30/16, maturing 1/3/17 to be repurchased at $28,201,629 collateralized by $100,755,976 in U.S. Government Agencies 1.1072% - 3.0000%, 3/15/22 - 6/20/46 with a value of $102,000,001 (cost $28,200,000)	28,200,000	28,200,000
Time Deposits – 4.3%
Credit Agricole, New York, 0.5200%, 1/3/17 (cost $40,000,000)	40,000,000	40,000,000
Total Investments (total cost $932,905,610) – 99.9%		932,905,610
Cash, Receivables and Other Assets, net of Liabilities – 0.1%		1,110,200
Net Assets – 100%		$934,015,810

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	5

Janus Money Market Fund

Notes to Schedule of Investments and Other Information (unaudited)

LLC	Limited Liability Company
LP	Limited Partnership
Section 4(2)	Securities subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the Securities Act of 1933, as amended.

Money market funds may hold securities with stated maturities of greater than 397 days when those securities have features that allow a fund to “put” back the security to the issuer or to a third party within 397 days of acquisition. The maturity dates shown in the security descriptions are the stated maturity dates.

‡	The interest rate on variable rate demand agency notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Certificates of Deposit	$-	$209,900,367	$-
Commercial Paper	-	296,879,128	-
U.S. Government Agency Notes	-	139,181,115	-
Variable Rate Demand Agency Notes	-	218,745,000	-
Repurchase Agreements	-	28,200,000	-
Time Deposits	-	40,000,000	-
Total Assets	$-	$932,905,610	$-

6	DECEMBER 31, 2016

Janus Money Market Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost(1)	$932,905,610
Investments, at value	904,705,610
Repurchase agreements, at value	28,200,000
Cash	40,246,534
Non-interested Trustees' deferred compensation	17,316
Receivables:
Fund shares sold	2,670,027
Interest	463,352
Total Assets	976,302,839
Liabilities:
Payables:	—
Investments purchased	40,000,000
Fund shares repurchased	1,769,226
Administration services fees	389,039
Advisory fees	84,517
Professional fees	17,451
Non-interested Trustees' deferred compensation fees	17,316
Non-interested Trustees' fees and expenses	8,417
Dividends	709
Accrued expenses and other payables	354
Total Liabilities	42,287,029
Net Assets	$934,015,810
Net Assets Consist of:
Capital (par value and paid-in surplus)	$934,031,375
Undistributed net investment income/(loss)	(20,187)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	4,622
Total Net Assets	$934,015,810
Net Assets - Class D Shares	$919,113,917
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	919,137,593
Net Asset Value Per Share	$1.00
Net Assets - Class T Shares	$14,901,893
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	14,910,148
Net Asset Value Per Share	$1.00

(1) Includes cost of repurchase agreements of $28,200,000.

See Notes to Financial Statements.

Janus Investment Fund	7

Janus Money Market Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$2,943,695
Total Investment Income	2,943,695
Expenses:
Advisory fees	1,038,364
Administration services fees:
Class D Shares	2,162,123
Class T Shares	235,936
Professional fees	19,818
Non-interested Trustees’ fees and expenses	16,956
Total Expenses	3,473,197
Less: Excess Expense Reimbursement	(662,379)
Net Expenses	2,810,818
Net Investment Income/(Loss)	132,877
Net Increase/(Decrease) in Net Assets Resulting from Operations	$132,877

See Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Money Market Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$132,877	$(61)
Net Increase/(Decrease) in Net Assets Resulting from Operations	132,877	(61)
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class D Shares	(129,684)	—
Class T Shares	(3,193)	—
Net Decrease from Dividends and Distributions to Shareholders	(132,877)	—
Capital Share Transactions:
Class D Shares	(12,117,851)	7,842,247
Class T Shares	(170,349,690)	(42,517,162)
Net Increase/(Decrease) from Capital Share Transactions	(182,467,541)	(34,674,915)
Net Increase/(Decrease) in Net Assets	(182,467,541)	(34,674,976)
Net Assets:
Beginning of period	1,116,483,351	1,151,158,327
End of period	$934,015,810	$1,116,483,351

Undistributed Net Investment Income/(Loss)	$(20,187)	$(20,187)

See Notes to Financial Statements.

Janus Investment Fund	9

Janus Money Market Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)		—(1)(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)		—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—		—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)		—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—		—	—	—(2)
Total Dividends and Distributions	—	—	—		—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00		$1.00	$1.00	$1.00
Total Return*	0.01%	0.00%	0.00%		0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$919,114	$931,232	$923,390		$993,554	$1,077,369	$1,089,252
Average Net Assets for the Period (in thousands)	$922,442	$944,865	$956,166		$1,046,368	$1,070,220	$1,131,399
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.67%	0.67%	0.67%		0.66%	0.67%	0.67%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.55%	0.32%	0.13%		0.10%	0.17%	0.14%
Ratio of Net Investment Income/(Loss)	0.03%	0.00%(3)	0.00%(3)		0.00%(3)	0.00%(3)	0.00%(3)
				1

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(1)(2)	—(1)(2)	—(1)(2)	—(1)(2)	—(2)	—(2)
Net realized and unrealized gain/(loss)	—(2)	—(2)	—(2)	—(2)	—(2)	—(2)
Total from Investment Operations	—	—	—	—	—	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	—	—(2)	—(2)	—(2)	—(2)
Distributions (from capital gains)	—	—	—	—	—	—(2)
Total Dividends and Distributions	—	—	—	—	—	—
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total Return*	0.01%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Assets, End of Period (in thousands)	$14,902	$185,252	$227,769	$226,888	$190,249	$167,685
Average Net Assets for the Period (in thousands)	$98,244	$212,004	$216,721	$210,433	$178,310	$162,966
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.68%	0.68%	0.69%	0.68%	0.69%	0.69%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.32%	0.13%	0.10%	0.17%	0.14%
Ratio of Net Investment Income/(Loss)	0.01%	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)	0.00%(3)

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

(3) Less than 0.005%.

See Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Money Market Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Money Market Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five Funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital preservation and liquidity with current income as a secondary objective.

The Fund offers two classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer both classes of shares.

The Fund is classified as a “retail money market fund,” as such term is defined in or interpreted under the rules governing money market funds. A retail money market fund is a money market fund that has policies and procedures reasonably designed to limit all beneficial owners of the Fund to natural persons, which means that the Fund’s shares can only be held through individual investors. In order to make an initial investment in the Fund, the Fund requires that a shareholder provide certain information (e.g., Social Security number or government-issued identification) that confirms your eligibility to invest in the Fund. Accounts that are not beneficially owned by natural persons, such as business and limited liability company accounts, charitable or financial organizations, and corporate and S-Corp accounts, are not eligible to invest in the Fund, and will be involuntarily redeemed from the Fund after having been provided sufficient notice.

As a retail money market fund, the Fund may be subject to liquidity fees and/or redemption gates on fund redemptions if the Fund’s liquidity falls below required minimums because of market conditions or other factors. Liquidity fees and redemption gates are most likely to be imposed during times of extraordinary market stress. Pursuant to Rule 2a-7 under the 1940 Act, the Trustees are permitted to impose a liquidity fee on redemptions from the Fund (up to 2%) or a redemption gate to temporarily restrict redemptions from the Fund for up to 10 business days (in any 90-day period) in the event that the Fund’s weekly liquid assets fall below certain designated thresholds.

If the Fund’s weekly liquid assets fall below 30% of the Fund’s total assets, the Trustees are permitted, but not required, to (i) impose a liquidity fee of no more than 2% of the amount redeemed and/or (ii) impose a redemption gate to temporarily suspend the right of redemption. If the Fund’s weekly liquid assets fall below 10% of the Fund’s total assets, the Fund will impose, generally as of the beginning of the next business day, a liquidity fee of 1% of the amount redeemed unless the Trustees determine that such a fee would not be in the best interests of the Fund or determines that a lower or higher fee (subject to the 2% limit) would be in the best interests of the Fund. A liquidity fee or redemption gate may be imposed as early as the same day that the Fund's weekly liquid assets fall below the 30% or 10% thresholds.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Janus Investment Fund	11

Janus Money Market Fund

Notes to Financial Statements (unaudited)

Liquidity

The Fund has adopted liquidity requirements (measured at the time of purchase) as noted:

The Fund will limit its investments in illiquid securities to 5% or less of its total assets.

Daily liquidity. The Fund will invest at least 10% of its total assets in “daily liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within one business day, and/or amounts receivable and due unconditionally within one business day on pending sales of portfolio securities.

Weekly liquidity. The Fund will invest at least 30% of its assets in “weekly liquid assets,” which generally include cash (including demand deposits), direct obligations of the U.S. Government, agency discount notes with remaining maturities of 60 days or less, and securities (including repurchase agreements) that will mature or are subject to a demand feature that is exercisable and payable within five business days.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Investments held by the Fund are valued utilizing the amortized cost method of valuation permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under the amortized cost method, which does not take into account unrealized capital gains or losses, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization to maturity of any discount or premium.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE.

Periodic review and monitoring of the valuation of short-term securities is performed in an effort to ensure that amortized cost approximates market value. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

12	DECEMBER 31, 2016

Janus Money Market Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends, if any, are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S.

Janus Investment Fund	13

Janus Money Market Fund

Notes to Financial Statements (unaudited)

Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through its investments in certain securities, including, but not limited to, repurchase agreements and debt securities. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the

14	DECEMBER 31, 2016

Janus Money Market Fund

Notes to Financial Statements (unaudited)

Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Goldman Sachs & Co.	$28,200,000	$—	$(28,200,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.20% of its average daily net assets.

Janus Capital has voluntarily agreed to waive one-half of the Fund’s investment advisory fee. Janus Capital may also voluntarily waive and/or reimburse additional fees to the extent necessary to assist the Fund in attempting to maintain a yield of at least 0.00%. These waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of Janus Capital. There is no guarantee that the Fund will maintain a positive yield. If applicable, amounts waived and/or reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Class D Shares and Class T Shares of the Fund compensate Janus Capital at an annual rate of 0.46% and 0.48%, respectively, of average daily net assets for providing certain administration services including, but not limited to, recordkeeping and registration functions and also to pay for costs such as shareholder servicing and custody. These amounts are disclosed as “Administration services fees” on the Statement of Operations.

Janus Investment Fund	15

Janus Money Market Fund

Notes to Financial Statements (unaudited)

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $76,185,000 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains.

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class D Shares:
Shares sold	230,293,837	$ 230,293,837	521,897,233	$521,897,233
Reinvested dividends and distributions	126,900	126,900	-	-
Shares repurchased	(242,538,588)	(242,538,588)	(514,054,986)	(514,054,986)
Net Increase/(Decrease)	(12,117,851)	$ (12,117,851)	7,842,247	$ 7,842,247
Class T Shares:
Shares sold	22,701,434	$ 22,701,434	85,861,731	$ 85,861,731
Reinvested dividends and distributions	1,655	1,655	-	-
Shares repurchased	(193,052,779)	(193,052,779)	(128,378,893)	(128,378,893)
Net Increase/(Decrease)	(170,349,690)	$(170,349,690)	(42,517,162)	$ (42,517,162)

6. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

16	DECEMBER 31, 2016

Janus Money Market Fund

Notes to Financial Statements (unaudited)

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

7. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	17

Janus Money Market Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

18	DECEMBER 31, 2016

Janus Money Market Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	19

Janus Money Market Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

20	DECEMBER 31, 2016

Janus Money Market Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	21

Janus Money Market Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

22	DECEMBER 31, 2016

Janus Money Market Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	23

Janus Money Market Fund

Useful Information About Your Fund Report (unaudited)

Performance Overviews

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

24	DECEMBER 31, 2016

Janus Money Market Fund

Useful Information About Your Fund Report (unaudited)

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	25

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7575				125-24-93027 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Multi-Sector Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Multi-Sector Income Fund

Janus Multi-Sector Income Fund (unaudited)

FUND SNAPSHOT

This dynamic, multi-sector income fund seeks high, consistent income with lower volatility than a dedicated high yield strategy. Our approach leverages a bottom-up, fundamentally driven process that focuses on identifying the best risk-adjusted opportunities across fixed income sectors.

John Kerschner co-portfolio manager	John Lloyd co-portfolio manager	Seth Meyer co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, the Janus Multi-Sector Class I Shares returned 3.30%, compared with -2.53% for its primary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

INVESTMENT ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. From there, however, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. Risk assets, including corporate credit, remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, and a projection of three additional hikes in 2017 which drove Treasury yields higher still.

During the period, rates rose across the yield curve, with the move most pronounced in 5- to 10-year Treasury notes. Spreads on both investment-grade and high-yield corporate credit tightened.

PERFORMANCE DISCUSSION

The Fund outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, during the six-month period. Our out-of-index allocation to high-yield corporate credit was the leading contributor to relative results. Spreads on high-yield credits compressed significantly during the period. A sustained reach for yield kept investor demand for U.S. high yield strong, and later in the period, Mr. Trump’s policy proposals renewed investor hope that economic growth could lead to improved fundamentals in the coming year.

Exposure to commercial mortgage-backed securities (CMBS) was another strong contributor to performance. Spread carry – a measure of excess income generated by the Fund’s holdings – was the main driver of CMBS outperformance. The shorter dated nature of our holdings also proved beneficial. We tend to focus on CMBS opportunities that offer competitive yields with less volatility than high-yield. We see more attractive relative value in single-asset, single-borrower versus conduit (i.e., multi-loan) deals.

Further supporting performance was our out-of-benchmark allocation to bank loans. The floating rate nature of the instruments aided results, as short-term interest rates ticked higher. The Fund also benefited from the generally higher yields on the instruments. In our view, loans – which benefit from a senior position in the capital structure and can offer protection in a rising-rate environment – will offer stable and attractive risk-adjusted opportunities in the coming year with lower volatility than the high-yield market.

A modest position in convertible securities was also additive to relative results. This was largely due to exposure to energy-related issuers, including exploration and production company Jones Energy, which benefited from strengthening crude oil prices.

On a credit sector basis, contributors were led by home construction, technology and cable satellite communications. At the corporate issuer level, a position in Blackboard was additive to relative performance. The world market leader in education software released its Ultra user experience in July and later in the period,

Janus Investment Fund	1

Janus Multi-Sector Income Fund (unaudited)

executed a global refinancing to extend the maturity of its existing debt. Additionally, Blackboard’s sponsor, Providence Equity Partners, conducted two acquisitions, redistributing equity to the entity and further supporting the credit.

The sector detracting most from relative performance was banking. Our large underweight allocation weighed on results as the sector benefited from the prospect of rising rates and Mr. Trump’s proposals for a more relaxed regulatory environment. Leading individual corporate detractors was commercial lending company CIT Group.

At the asset class level, U.S. mortgage-backed securities (MBS) weighed on performance. Our MBS positioning lagged in a volatile rate environment.

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Investor sentiment has changed dramatically with the election of Mr. Trump. The pro-business initiatives his administration has proposed have already generated a more positive outlook for the U.S. economy and triggered increased growth and inflation expectations. In our view, this optimism in conjunction with a stronger dollar and relatively higher oil prices will continue to propel rates upward across the yield curve in the coming year. We anticipate a steeper curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment.

New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation in the U.S., enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. For the past two years we’ve seen accommodative monetary policy prolong the latter stages of a credit cycle, and we believe the results of the U.S. election may have just further extended the cycle. Global demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes – also contributes to our modestly improved outlook.

Market moves in the coming year will largely be determined by the success of Mr. Trump’s policy execution, in our view, and we will closely monitor the difference between rhetoric and implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. We intend to maintain a conservative bias, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Multi-Sector Income Fund.

2	DECEMBER 31, 2016

Janus Multi-Sector Income Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.93%	3.06%
Class A Shares MOP	2.78%	2.91%
Class C Shares**	2.18%	2.31%
Class D Shares	3.05%	3.22%
Class I Shares	3.18%	3.32%
Class N Shares	3.22%	3.35%
Class S Shares	2.72%	2.85%
Class T Shares	2.97%	3.11%
Weighted Average Maturity		7.3 Years
Average Effective Duration***		3.6 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	16.4%
A	5.5%
BBB	16.5%
BB	10.8%
B	20.6%
CCC	10.4%
D	1.8%
Not Rated	15.5%
Other	2.5%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	42.9%
Asset-Backed/Commercial Mortgage-Backed Securities	29.4%
Bank Loans and Mezzanine Loans	8.8%
Mortgage-Backed Securities	8.5%
United States Treasury Notes/Bonds	6.4%
Investment Companies	2.5%
Common Stocks	0.7%
Preferred Stocks	0.5%
Other	0.3%
100.0%

Janus Investment Fund	3

Janus Multi-Sector Income Fund (unaudited)

Performance

See important disclosures on the next page.

				Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016				per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	3.16%	7.54%	3.98%	1.52%	0.96%
Class A Shares at MOP	-1.70%	2.48%	2.20%
Class C Shares at NAV	2.79%	6.88%	3.24%	2.27%	1.66%
Class C Shares at CDSC	1.79%	5.88%	3.24%
Class D Shares(1)	3.24%	7.84%	4.12%	1.41%	0.79%
Class I Shares	3.30%	7.86%	4.28%	1.03%	0.65%
Class N Shares	3.31%	7.88%	4.28%	1.28%	0.64%
Class S Shares	3.12%	7.51%	3.89%	1.80%	1.14%
Class T Shares	3.20%	7.53%	4.02%	1.55%	0.89%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.53%	2.65%	2.48%
Morningstar Quartile - Class I Shares	-	141/310	23/257
Morningstar Ranking - based on total returns for Multisector Bond Funds	-	2nd	1st

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

Janus Multi-Sector Income Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Until the earlier of three years from inception or the Fund’s assets meeting the first fee breakpoint, Janus Capital may recover expenses previously waived or reimbursed if the expense ratio falls below certain limits.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – February 28, 2014

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Multi-Sector Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,031.60	$4.92	$1,000.00	$1,020.37	$4.89	0.96%
Class C Shares	$1,000.00	$1,027.90	$8.54	$1,000.00	$1,016.79	$8.49	1.67%
Class D Shares	$1,000.00	$1,032.40	$4.05	$1,000.00	$1,021.22	$4.02	0.79%
Class I Shares	$1,000.00	$1,033.00	$3.54	$1,000.00	$1,021.73	$3.52	0.69%
Class N Shares	$1,000.00	$1,033.10	$3.33	$1,000.00	$1,021.93	$3.31	0.65%
Class S Shares	$1,000.00	$1,031.20	$5.27	$1,000.00	$1,020.01	$5.24	1.03%
Class T Shares	$1,000.00	$1,032.00	$4.46	$1,000.00	$1,020.82	$4.43	0.87%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Asset-Backed/Commercial Mortgage-Backed Securities – 29.4%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$65,000		$66,128
AmeriCredit Automobile Receivables Trust 2015-3, 3.3400%, 8/8/21	200,000		202,636
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	125,000		127,312
AMSR 2016-SFR1 Trust, 4.6362%, 11/17/33 (144A)‡	500,000		499,998
Apollo Aviation Securitization Equity Trust 2016-2,
5.9260%, 11/15/41 (144A)	750,000		749,992
Banc of America Commercial Mortgage Trust 2006-6, 5.5500%, 10/10/45 (144A)	98,708		97,770
BBCCRE Trust 2015-GTP, 4.7147%, 8/10/33 (144A)‡	200,000		167,142
BHMS 2014-ATLS Mortgage Trust, 5.9141%, 7/5/33 (144A)‡	210,000		203,265
Castlelake Aircraft Securitization Trust 2016-1, 6.1500%, 8/15/41	965,956		968,371
CCRESG Commercial Mortgage Trust 2016-HEAT, 5.4883%, 4/10/29 (144A)‡	250,000		245,000
CGBAM Commercial Mortgage Trust 2014-HD, 2.1382%, 2/15/31 (144A)‡	171,706		168,221
CGBAM Commercial Mortgage Trust 2014-HD, 3.5382%, 2/15/31 (144A)‡	100,000		98,441
Colony Starwood Homes 2016-1 Trust, 4.8862%, 7/17/33 (144A)‡	300,000		305,997
COMM 2007-C9 Mortgage Trust, 5.8118%, 12/10/49‡	150,000		150,898
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	380,000		343,971
Core Industrial Trust 2015-TEXW, 3.8487%, 2/10/34 (144A)‡	251,000		242,736
Cosmopolitan Hotel Trust 2016-COSMO, 4.2039%, 11/15/33 (144A)‡	336,000		337,895
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	372,000		374,439
DECO 12-UK 4 plc, 0.5949%, 1/27/20‡	210,386	GBP	258,693
ECAF I Ltd, 4.9470%, 6/15/40 (144A)	247,793		251,355
Fannie Mae Connecticut Avenue Securities, 6.0061%, 10/25/23‡	130,762		143,945
Fannie Mae Connecticut Avenue Securities, 5.6561%, 11/25/24‡	262,117		284,659
Fannie Mae Connecticut Avenue Securities, 5.0561%, 2/25/25‡	287,068		301,920
Fannie Mae Connecticut Avenue Securities, 4.7561%, 5/25/25‡	186,000		194,015
Fannie Mae Connecticut Avenue Securities, 5.7561%, 7/25/25‡	960,000		1,034,911
Fannie Mae REMICS, 5.3939%, 12/25/42‡,¤	1,121,417		243,023
Freddie Mac Structured Agency Credit Risk Debt Notes, 5.2920%, 4/25/28‡	250,000		270,312
FREMF 2015-K720 Mortgage Trust, 3.3892%, 7/25/22 (144A)‡	260,000		223,918
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	463,000		449,867
Government National Mortgage Association, 4.8110%, 1/20/44‡,¤	1,581,195		278,911
Government National Mortgage Association, 5.4427%, 10/16/55‡,¤	2,194,160		446,453
Government National Mortgage Association, 1.0479%, 5/16/58‡,¤	7,594,539		613,707
GS Mortgage Securities Corp Trust 2016-ICE2, 6.4539%, 2/15/33 (144A)‡	550,000		568,437
JP Morgan Chase Commercial Mortgage Securities Trust 2010-C2,
0.6742%, 11/15/43 (144A)‡,¤	23,602,825		562,946
JP Morgan Chase Commercial Mortgage Securities Trust 2015-SGP,
5.2039%, 7/15/36 (144A)‡	1,120,000		1,126,995
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	778,000		731,364
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	247,000		238,863
JPMDB Commercial Mortgage Securities Trust 2016-C4, 0.8497%, 12/15/49‡,¤	3,894,518		244,369
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	27,000		27,024
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2452%, 9/15/45‡	650,000		628,265
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	470,000		466,795
Merlin Aviation Holdings DAC, 4.5000%, 12/15/32 (144A)Ç	401,000		385,581
Morgan Stanley Bank of America Merrill Lynch Trust 2016-C31,
1.4720%, 10/15/26‡,¤	7,293,628		708,022
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	162,000		164,662
Santander Drive Auto Receivables Trust 2015-5, 3.6500%, 12/15/21	237,000		242,793
Shenton Aircraft Investment I Ltd, 4.7500%, 10/15/42 (144A)	221,430		222,242
Starwood Retail Property Trust 2014-STAR, 3.9539%, 11/15/27 (144A)‡	770,000		733,582
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	126,683		127,142
Tricon American Homes 2016-SFR1 Trust, 4.8780%, 11/17/33 (144A)	700,000		691,551
Ulysses European Loan Conduit No 27 PLC, 0.5613%, 7/25/17‡	800,000	GBP	978,859
Ulysses European Loan Conduit No 27 PLC, 0.6313%, 7/25/17‡	170,000	GBP	207,526
Ulysses European Loan Conduit No 27 PLC, 0.6813%, 7/25/17‡	250,000	GBP	304,480
VB-S1 Issuer LLC, 6.9010%, 6/15/46 (144A)	500,000		516,156

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – (continued)
Wachovia Bank Commercial Mortgage Trust Series 2007-C30, 5.4130%, 12/15/43‡	$1,100,000	$1,110,105
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6523%, 4/15/47‡	275,000	267,755
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	423,752	427,511
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9416%, 5/15/46‡	32,916	32,992
Wells Fargo Commercial Mortgage Trust 2016-C36, 1.3822%, 11/15/59‡,¤	7,863,321	722,755
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	287,363	286,925
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $23,201,329)		23,071,598
Bank Loans and Mezzanine Loans – 8.8%
Asset-Backed Securities – 1.1%
Cosmo Junior Mezz Note A4, 9.1360%, 11/9/19‡	897,000	897,000
Basic Industry – 0.1%
Arch Coal Inc, 0%, 5/16/18(a),‡	58,856	59,617
Capital Goods – 0.7%
Anchor Glass Container Corp, 8.7500%, 12/7/24‡	500,000	508,125
Communications – 3.4%
Altice US Finance I Corp, 3.8818%, 1/15/25‡	720,000	727,200
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	1,344,537	1,349,111
Mission Broadcasting Inc, 0%, 9/26/23(a),‡	46,473	46,836
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	521,527	525,600
		2,648,747
Consumer Cyclical – 0.7%
Delta 2 Lux Sarl, 8.0677%, 7/29/22‡	213,000	214,242
Las Vegas Sands LLC, 3.0200%, 12/19/20‡	294,684	296,019
		510,261
Consumer Non-Cyclical – 1.4%
Moran Foods LLC, 7.0000%, 12/5/23‡	755,000	751,225
Serta Simmons Bedding LLC, 9.0000%, 11/8/24‡	380,000	381,265
		1,132,490
Energy – 0.2%
Chesapeake Energy Corp, 8.5000%, 8/23/21‡	124,000	134,798
Chief Exploration & Development LLC, 7.7528%, 5/16/21‡	10,000	9,775
		144,573
Finance Companies – 0.2%
RPI Finance Trust, 3.4982%, 10/14/22‡	176,533	178,519
Real Estate Investment Trusts (REITs) – 0%
DTZ US Borrower LLC, 9.2500%, 11/4/22‡	20,418	20,418
Technology – 1.0%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23‡	384,299	389,583
Sensata Technologies BV, 3.0214%, 10/14/21‡	394,000	381,022
		770,605
Transportation – 0%
International Seaways Inc, 5.7500%, 8/5/19‡	19,769	19,176
Total Bank Loans and Mezzanine Loans (cost $6,816,489)		6,889,531
Corporate Bonds – 42.9%
Banking – 1.0%
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	500,000	461,580
JPMorgan Chase & Co, 5.3000%µ	283,000	288,818
Morgan Stanley, 5.5500%µ	37,000	37,416
		787,814
Basic Industry – 2.2%
Aleris International Inc, 9.5000%, 4/1/21 (144A)	284,000	304,590
Anglo American Capital PLC, 9.3750%, 4/8/19 (144A)	290,000	331,325
Coeur Mining Inc, 7.8750%, 2/1/21	6,000	6,225
Grinding Media Inc / MC Grinding Media Canada Inc, 7.3750%, 12/15/23 (144A)	365,000	383,469
IAMGOLD Corp, 6.7500%, 10/1/20 (144A)	568,000	553,800
Teck Resources Ltd, 8.5000%, 6/1/24 (144A)	87,000	100,268
Versum Materials Inc, 5.5000%, 9/30/24 (144A)	69,000	70,553
		1,750,230

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts			Value
Corporate Bonds – (continued)
Brokerage – 1.7%
Charles Schwab Corp, 7.0000%µ	$105,000		$119,438
E*TRADE Financial Corp, 4.6250%, 9/15/23	383,000		390,660
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	325,000		335,969
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	48,000		38,040
Raymond James Financial Inc, 3.6250%, 9/15/26	37,000		36,030
Raymond James Financial Inc, 4.9500%, 7/15/46	256,000		243,255
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	161,000		181,876
			1,345,268
Capital Goods – 6.7%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	810,000		820,125
Arconic Inc, 5.9500%, 2/1/37	330,000		321,007
Brundage-Bone Concrete Pumping Inc, 10.3750%, 9/1/21 (144A)	100,000		108,000
CIT Group Inc, 5.0000%, 5/15/18 (144A)	750,000		759,375
General Electric Co, 6.3750%, 11/15/67‡	1,131,000		1,138,069
General Electric Co, 5.0000%µ	123,000		127,637
Herc Rentals Inc, 7.5000%, 6/1/22 (144A)	333,000		350,899
Masco Corp, 6.5000%, 8/15/32	120,000		130,793
NCI Building Systems Inc, 8.2500%, 1/15/23 (144A)†	457,000		493,560
Vulcan Materials Co, 7.5000%, 6/15/21	11,000		12,953
Vulcan Materials Co, 7.1500%, 11/30/37	521,000		622,595
Zekelman Industries Inc, 9.8750%, 6/15/23 (144A)	321,000		359,520
			5,244,533
Communications – 3.9%
Altice Finco SA, 7.6250%, 2/15/25 (144A)	400,000		404,000
Belo Corp, 7.2500%, 9/15/27	32,000		33,840
Block Communications Inc, 7.2500%, 2/1/20 (144A)	300,000		303,750
Cengage Learning Inc, 9.5000%, 6/15/24 (144A)	139,000		123,362
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	673,000		693,190
Clear Channel Worldwide Holdings Inc, 6.5000%, 11/15/22	377,000		385,482
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	130,000		123,957
Frontier Communications Corp, 10.5000%, 9/15/22	360,000		378,468
McGraw-Hill Global Education Holdings LLC / McGraw-Hill Global Education Finance, 7.8750%, 5/15/24 (144A)	57,000		57,428
Nexstar Escrow Corp, 5.6250%, 8/1/24 (144A)	311,000		308,667
Townsquare Media Inc, 6.5000%, 4/1/23 (144A)	274,000		261,670
			3,073,814
Consumer Cyclical – 9.0%
Ashton Woods USA LLC / Ashton Woods Finance Co, 6.8750%, 2/15/21 (144A)	363,000		349,387
Brinker International Inc, 3.8750%, 5/15/23	70,000		66,238
Brinker International Inc, 5.0000%, 10/1/24 (144A)	175,000		174,562
Caesars Entertainment Resort Properties LLC, 8.0000%, 10/1/20	206,000		215,785
Century Communities Inc, 6.8750%, 5/15/22	298,000		305,450
CPUK Finance Ltd, 7.0000%, 8/28/20 (144A)	200,000	GBP	260,277
Crescent Communities LLC/Crescent Ventures Inc, 8.8750%, 10/15/21 (144A)	204,000		205,530
General Motors Co, 4.8750%, 10/2/23	55,000		57,595
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	399,000		419,449
Hunt Cos Inc, 9.6250%, 3/1/21 (144A)	689,000		719,144
JC Penney Corp Inc, 5.7500%, 2/15/18	281,000		287,322
KB Home, 7.6250%, 5/15/23	298,000		312,155
Landry's Inc, 6.7500%, 10/15/24 (144A)	365,000		370,475
M/I Homes Inc, 6.7500%, 1/15/21	355,000		370,087
MDC Holdings Inc, 6.0000%, 1/15/43	65,000		54,600
Men's Wearhouse Inc, 7.0000%, 7/1/22	208,000		203,840
Meritage Homes Corp, 4.5000%, 3/1/18	275,000		279,125
Mohegan Tribal Gaming Authority, 7.8750%, 10/15/24 (144A)†	524,000		534,480
PetSmart Inc, 7.1250%, 3/15/23 (144A)	373,000		380,460

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
PF Chang's China Bistro Inc, 10.2500%, 6/30/20 (144A)	$296,000	$289,340
PulteGroup Inc, 7.8750%, 6/15/32	100,000	111,000
Rite Aid Corp, 6.3750%, 4/1/23 (144A)	348,000	374,100
WCI Communities Inc, 6.8750%, 8/15/21	658,000	692,545
		7,032,946
Consumer Non-Cyclical – 7.3%
AbbVie Inc, 2.8500%, 5/14/23	300,000	290,701
Air Medical Group Holdings Inc, 6.3750%, 5/15/23 (144A)	394,000	378,240
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	640,000	648,723
Fresh Market Inc, 9.7500%, 5/1/23 (144A)	119,000	101,745
HCA Inc, 5.3750%, 2/1/25	870,000	872,175
JBS USA LUX SA / JBS USA Finance Inc, 8.2500%, 2/1/20 (144A)	97,000	99,425
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)†	328,000	340,300
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	54,000	56,025
Mallinckrodt International Finance SA, 3.5000%, 4/15/18	296,000	295,630
Molson Coors Brewing Co, 3.0000%, 7/15/26	168,000	158,576
Newell Brands Inc, 5.0000%, 11/15/23	78,000	83,627
Newell Brands Inc, 5.5000%, 4/1/46	88,000	100,834
Simmons Foods Inc, 7.8750%, 10/1/21 (144A)†	146,000	150,380
SUPERVALU Inc, 7.7500%, 11/15/22	242,000	244,117
Tenet Healthcare Corp, 8.0000%, 8/1/20	576,000	567,360
Tenet Healthcare Corp, 7.5000%, 1/1/22 (144A)	58,000	60,465
Tenet Healthcare Corp, 6.7500%, 6/15/23	98,000	86,240
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	289,000	292,612
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	476,000	464,100
Universal Hospital Services Inc, 7.6250%, 8/15/20	385,000	381,150
		5,672,425
Energy – 5.4%
Alta Mesa Holdings LP / Alta Mesa Finance Services Corp,
7.8750%, 12/15/24 (144A)	178,000	184,230
Cheniere Corpus Christi Holdings LLC, 5.8750%, 3/31/25 (144A)	122,000	124,478
Chesapeake Energy Corp, 8.0000%, 1/15/25 (144A)	186,000	189,720
Chesapeake Energy Corp, 5.5000%, 9/15/26 (144A)	82,000	88,765
Endeavor Energy Resources LP / EER Finance Inc, 7.0000%, 8/15/21 (144A)	418,000	434,720
Endeavor Energy Resources LP / EER Finance Inc, 8.1250%, 9/15/23 (144A)	32,000	34,160
Great Western Petroleum LLC / Great Western Finance Corp,
9.0000%, 9/30/21 (144A)	442,000	459,680
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	53,000	54,697
Jones Energy Holdings LLC / Jones Energy Finance Corp, 6.7500%, 4/1/22	406,000	386,715
Kinder Morgan Inc/DE, 7.7500%, 1/15/32	81,000	99,145
MPLX LP, 4.5000%, 7/15/23	65,000	65,950
Murphy Oil Corp, 6.8750%, 8/15/24	165,000	175,725
Noble Holding International Ltd, 7.7500%, 1/15/24	233,000	219,160
Noble Holding US Corp/Noble Drilling Services 6 LLC / Noble Drilling Holding LLC,
7.5000%, 3/15/19	324,000	340,200
Rowan Cos Inc, 7.8750%, 8/1/19	159,000	174,502
Rowan Cos Inc, 7.3750%, 6/15/25	118,000	120,360
Sabine Pass Liquefaction LLC, 5.8750%, 6/30/26 (144A)†	340,000	366,350
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	145,000	146,269
SESI LLC, 6.3750%, 5/1/19	192,000	192,000
Williams Partners LP / ACMP Finance Corp, 6.1250%, 7/15/22	330,000	340,368
		4,197,194
Industrial – 0.4%
Greystar Real Estate Partners LLC, 8.2500%, 12/1/22 (144A)	59,000	63,868
Howard Hughes Corp, 6.8750%, 10/1/21 (144A)	193,000	203,383
		267,251
Insurance – 0.7%
Aetna Inc, 3.2000%, 6/15/26	580,000	572,930

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – 4.1%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	$584,000	$592,030
Alliance Data Systems Corp, 5.8750%, 11/1/21 (144A)	333,000	337,995
Blackboard Inc, 9.7500%, 10/15/21 (144A)	1,073,000	1,099,825
Donnelley Financial Solutions Inc, 8.2500%, 10/15/24 (144A)	359,000	365,282
Fidelity National Information Services Inc, 5.0000%, 3/15/22	329,000	338,071
Seagate HDD Cayman, 4.7500%, 1/1/25	88,000	83,837
Seagate HDD Cayman, 5.7500%, 12/1/34	70,000	59,675
Total System Services Inc, 4.8000%, 4/1/26	124,000	133,434
Trimble Inc, 4.7500%, 12/1/24	69,000	69,793
Western Digital Corp, 10.5000%, 4/1/24 (144A)	125,000	147,812
		3,227,754
Transportation – 0.5%
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	141,795
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	258,000	265,095
		406,890
Total Corporate Bonds (cost $33,057,841)		33,579,049
Mortgage-Backed Securities – 8.5%
Fannie Mae Pool:
6.5000%, 11/1/26	256,099	289,740
7.5000%, 7/1/28	180,658	203,352
6.5000%, 12/1/28	85,857	97,930
6.5000%, 5/1/29	108,988	123,304
6.5000%, 9/1/33	101,329	115,364
6.5000%, 3/1/35	73,596	85,667
6.5000%, 12/1/35	101,949	118,036
5.5000%, 10/1/41	99,332	112,817
4.0000%, 3/1/44	216,633	229,772
4.0000%, 7/1/44	69,902	74,251
4.0000%, 8/1/44	44,588	47,364
3.5000%, 2/1/45	60,428	62,288
4.5000%, 5/1/45	214,942	235,116
4.5000%, 10/1/45	230,691	251,439
3.5000%, 12/1/45	59,676	61,468
3.5000%, 1/1/46	1,002,306	1,032,228
4.5000%, 2/1/46	182,807	199,329
4.5000%, 2/1/46	77,392	84,067
		3,423,532
Freddie Mac Gold Pool:
5.0000%, 3/1/42	63,119	70,142
3.5000%, 2/1/44	22,679	23,349
4.0000%, 4/1/45	115,676	122,788
4.5000%, 2/1/46	753,157	824,317
		1,040,596
Ginnie Mae I Pool:
7.5000%, 6/15/32	193,567	234,744
6.0000%, 1/15/34	154,627	183,184
6.0000%, 7/15/34	618,304	716,209
4.5000%, 5/15/41	82,537	93,146
4.0000%, 8/15/45	735,181	792,970
		2,020,253
Ginnie Mae II Pool:
5.5000%, 11/20/37	70,481	78,755
5.5000%, 5/20/42	10,423	11,551
4.0000%, 10/20/45	81,856	88,228
		178,534
Total Mortgage-Backed Securities (cost $6,691,684)		6,662,915
United States Treasury Notes/Bonds – 6.4%
1.0000%, 11/30/18	1,885,000	1,878,574
1.6250%, 7/31/20	58,000	57,921

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
United States Treasury Notes/Bonds – (continued)
1.3750%, 8/31/20	$7,000	$6,922
1.1250%, 2/28/21	77,000	74,857
2.3750%, 8/15/24†	201,000	201,672
2.2500%, 11/15/24	275,000	272,950
2.0000%, 2/15/25	43,000	41,794
2.0000%, 8/15/25	254,000	245,688
2.2500%, 11/15/25	807,000	795,494
1.6250%, 2/15/26	166,000	154,868
1.5000%, 8/15/26	380,000	348,931
3.3750%, 5/15/44	6,000	6,349
3.1250%, 8/15/44†	209,000	211,063
3.0000%, 11/15/44	179,000	176,427
2.5000%, 2/15/45	34,000	30,214
3.0000%, 5/15/45	2,000	1,968
2.8750%, 8/15/45	124,000	119,047
3.0000%, 11/15/45	87,000	85,610
2.5000%, 5/15/46	354,000	313,811
Total United States Treasury Notes/Bonds (cost $5,163,388)		5,024,160
Common Stocks – 0.7%
Industrial Conglomerates – 0.3%
General Electric Co	6,284	198,574
Oil, Gas & Consumable Fuels – 0.4%
Arch Coal Inc*	4,236	330,620
Specialty Retail – 0%
Quiksilver Inc Bankruptcy Equity Certificate (144A)*,§	542	9,871
Total Common Stocks (cost $487,250)		539,065
Preferred Stocks – 0.5%
Oil, Gas & Consumable Fuels – 0.2%
Jones Energy Inc, 8.0000%	1,764	150,160
Pharmaceuticals – 0.3%
Allergan plc, 5.5000%	267	203,577
Total Preferred Stocks (cost $275,706)		353,737
Investment Companies – 2.5%
Money Markets – 2.5%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $1,976,410)	1,976,410	1,976,410
Total Investments (total cost $77,670,097) – 99.7%		78,096,465
Cash, Receivables and Other Assets, net of Liabilities – 0.3%		253,586
Net Assets – 100%		$78,350,051

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$71,794,602	91.9%
United Kingdom	2,774,562	3.6
Canada	654,068	0.9
Belgium	648,723	0.8
Brazil	495,750	0.6
Italy	461,580	0.6
Luxembourg	404,000	0.5
Singapore	389,583	0.5
Ireland	251,355	0.3
Cayman Islands	222,242	0.3

Total	$78,096,465	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Bank of America:
British Pound	1/13/17	364,000	$448,647	$1,257
Citibank NA:
British Pound	1/11/17	379,000	467,106	364
HSBC Securities (USA), Inc.:
British Pound	1/10/17	797,000	982,246	8,121
British Pound	1/10/17	97,000	119,546	(17)

			1,101,792	8,104
Total			$2,017,545	$9,725

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $30,623,383, which represents 39.1% of net assets.

*	Non-income producing security.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $1,832,675.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

¤

Interest only security. An interest only security represents the interest only portion of a pool of underlying mortgages or mortgage-backed securities which are separated and sold individually from the principal portion of the securities. Principal amount shown represents the par value on which interest payments are based.

14	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	3,825,092	34,357,318	(36,206,000)	1,976,410	$—	$6,329	$1,976,410

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
				Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	3/5/14 - 3/7/16	$818,148	$820,125	1.1%
Quiksilver Inc Bankruptcy Equity Certificate	5/27/16	10,390	9,871	0.0
Total		$828,538	$829,996	1.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

Janus Investment Fund	15

Janus Multi-Sector Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$23,071,598	$-
Bank Loans and Mezzanine Loans	-	6,889,531	-
Corporate Bonds	-	33,579,049	-
Mortgage-Backed Securities	-	6,662,915	-
United States Treasury Notes/Bonds	-	5,024,160	-
Common Stocks
Specialty Retail	-	-	9,871
All Other	529,194	-	-
Preferred Stocks	-	353,737	-
Investment Companies	-	1,976,410	-
Total Investments in Securities	$529,194	$77,557,400	$9,871
Other Financial Instruments(a):
Forward Currency Contracts	-	9,742	-
Total Assets	$529,194	$77,567,142	$9,871
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$17	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

16	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$77,670,097
Unaffiliated investments, at value	76,120,055
Affiliated investments, at value	1,976,410
Cash	399,208
Forward currency contracts	9,742
Non-interested Trustees' deferred compensation	1,445
Receivables:
Interest	755,767
Investments sold	363,953
Fund shares sold	226,013
Dividends	1,508
Dividends from affiliates	969
Other assets	918
Total Assets	79,855,988
Liabilities:
Forward currency contracts	17
Payables:	—
Investments purchased	1,215,844
Fund shares repurchased	175,642
Advisory fees	31,944
Professional fees	21,451
12b-1 Distribution and shareholder servicing fees	6,634
Transfer agent fees and expenses	6,523
Dividends	3,936
Non-interested Trustees' deferred compensation fees	1,445
Fund administration fees	658
Custodian fees	635
Non-interested Trustees' fees and expenses	536
Accrued expenses and other payables	40,672
Total Liabilities	1,505,937
Net Assets	$78,350,051

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Multi-Sector Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,871,602
Undistributed net investment income/(loss)	(289,972)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	332,329
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	436,092
Total Net Assets	$78,350,051
Net Assets - Class A Shares	$10,772,476
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,104,555
Net Asset Value Per Share(1)	$9.75
Maximum Offering Price Per Share(2)	$10.24
Net Assets - Class C Shares	$4,471,076
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	458,348
Net Asset Value Per Share(1)	$9.75
Net Assets - Class D Shares	$15,048,974
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,542,837
Net Asset Value Per Share	$9.75
Net Assets - Class I Shares	$33,402,359
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,425,753
Net Asset Value Per Share	$9.75
Net Assets - Class N Shares	$2,317,729
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	237,575
Net Asset Value Per Share	$9.76
Net Assets - Class S Shares	$1,766,695
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	181,091
Net Asset Value Per Share	$9.76
Net Assets - Class T Shares	$10,570,742
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,084,235
Net Asset Value Per Share	$9.75

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$1,792,513
Dividends	13,106
Dividends from affiliates	6,329
Other income	117,547
Total Investment Income	1,929,495
Expenses:
Advisory fees	218,537
12b-1Distribution and shareholder servicing fees:
Class A Shares	13,274
Class C Shares	19,978
Class S Shares	2,328
Transfer agent administrative fees and expenses:
Class D Shares	8,001
Class S Shares	2,328
Class T Shares	10,871
Transfer agent networking and omnibus fees:
Class A Shares	2,322
Class C Shares	621
Class I Shares	4,792
Other transfer agent fees and expenses:
Class A Shares	541
Class C Shares	234
Class D Shares	1,341
Class I Shares	801
Class N Shares	45
Class S Shares	12
Class T Shares	73
Registration fees	36,578
Professional fees	25,480
Shareholder reports expense	5,224
Fund administration fees	3,460
Custodian fees	1,918
Non-interested Trustees’ fees and expenses	1,263
Other expenses	16,781
Total Expenses	376,803
Less: Excess Expense Reimbursement	(77,945)
Net Expenses	298,858
Net Investment Income/(Loss)	1,630,637
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	892,733
Total Net Realized Gain/(Loss) on Investments	892,733
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(309,726)
Total Change in Unrealized Net Appreciation/Depreciation	(309,726)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$2,213,644

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Multi-Sector Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$1,630,637	$1,662,610
Net realized gain/(loss) on investments	892,733	(243,529)
Change in unrealized net appreciation/depreciation	(309,726)	966,480
Net Increase/(Decrease) in Net Assets Resulting from Operations	2,213,644	2,385,561
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(271,065)	(250,742)
Class C Shares	(90,562)	(105,023)
Class D Shares	(353,827)	(389,989)
Class I Shares	(859,924)	(310,863)
Class N Shares	(65,465)	(107,500)
Class S Shares	(46,597)	(79,256)
Class T Shares	(231,086)	(471,779)
Total Dividends from Net Investment Income	(1,918,526)	(1,715,152)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(3,651)
Class C Shares	—	(1,529)
Class D Shares	—	(5,679)
Class I Shares	—	(4,527)
Class N Shares	—	(1,565)
Class S Shares	—	(1,154)
Class T Shares	—	(6,872)
Total Return of Capital on Dividends from Net Investment Income	—	(24,977)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(21,888)	—
Class C Shares	(9,050)	—
Class D Shares	(30,387)	—
Class I Shares	(67,967)	—
Class N Shares	(4,701)	—
Class S Shares	(3,588)	—
Class T Shares	(21,524)	—
Total Distributions from Net Realized Gain from Investment Transactions	(159,105)	—
Net Decrease from Dividends and Distributions to Shareholders	(2,077,631)	(1,740,129)
Capital Share Transactions:
Class A Shares	495,505	7,874,068
Class C Shares	614,947	1,886,137
Class D Shares	3,631,503	6,236,528
Class I Shares	4,128,112	27,033,819
Class N Shares	(390,265)	681,619
Class S Shares	(150,547)	120,933
Class T Shares	3,909,534	2,064,912
Net Increase/(Decrease) from Capital Share Transactions	12,238,789	45,898,016
Net Increase/(Decrease) in Net Assets	12,374,802	46,543,448
Net Assets:
Beginning of period	65,975,249	19,431,801
End of period	$78,350,051	$65,975,249

Undistributed Net Investment Income/(Loss)	$(289,972)	$(2,083)

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015		2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14		$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.39	0.41		0.13
Net realized and unrealized gain/(loss)	0.09	(0.09)(3)	(0.19)		0.14
Total from Investment Operations	0.31	0.30	0.22		0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.41)	(0.48)		(0.13)
Distributions (from capital gains)	(0.02)	—	(0.04)		—
Return of capital	—	(0.01)	—		—
Total Dividends and Distributions	(0.28)	(0.42)	(0.52)		(0.13)
Net Asset Value, End of Period	$9.75	$9.72	$9.84		$10.14
Total Return*	3.16%	3.14%	2.19%		2.73%
Net Assets, End of Period (in thousands)	$10,772	$10,240	$2,222		$1,762
Average Net Assets for the Period (in thousands)	$10,420	$5,892	$1,977		$1,676
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.52%	2.29%		6.12%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.96%	1.00%	0.99%		1.00%
Ratio of Net Investment Income/(Loss)	4.38%	4.12%	4.16%		3.89%
Portfolio Turnover Rate	63%	76%	132%		74%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.18	0.33	0.34	0.11
Net realized and unrealized gain/(loss)	0.09	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.27	0.23	0.14	0.25
Less Dividends and Distributions:
Dividends (from net investment income)	(0.22)	(0.34)	(0.40)	(0.11)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.24)	(0.35)	(0.44)	(0.11)
Net Asset Value, End of Period	$9.75	$9.72	$9.84	$10.14
Total Return*	2.79%	2.46%	1.44%	2.48%
Net Assets, End of Period (in thousands)	$4,471	$3,844	$1,972	$1,798
Average Net Assets for the Period (in thousands)	$4,036	$2,921	$1,879	$1,685
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.88%	2.26%	3.04%	6.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.69%	1.74%	1.75%
Ratio of Net Investment Income/(Loss)	3.66%	3.46%	3.40%	3.14%
Portfolio Turnover Rate	63%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

See Notes to Financial Statements.

Janus Investment Fund	21

Janus Multi-Sector Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.42	0.43	0.13
Net realized and unrealized gain/(loss)	0.09	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.31	0.32	0.23	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.43)	(0.49)	(0.13)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.28)	(0.44)	(0.53)	(0.13)
Net Asset Value, End of Period	$9.75	$9.72	$9.84	$10.14
Total Return*	3.24%	3.34%	2.32%	2.72%
Net Assets, End of Period (in thousands)	$15,049	$11,396	$5,208	$2,690
Average Net Assets for the Period (in thousands)	$13,038	$8,733	$3,998	$2,204
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.02%	1.41%	2.22%	6.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.79%	0.81%	0.87%	1.03%
Ratio of Net Investment Income/(Loss)	4.57%	4.34%	4.30%	3.90%
Portfolio Turnover Rate	63%	76%	132%	74%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.41	0.44	0.14
Net realized and unrealized gain/(loss)	0.09	(0.08)(3)	(0.20)	0.14
Total from Investment Operations	0.32	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.29)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.75	$9.72	$9.84	$10.14
Total Return*	3.30%	3.48%	2.47%	2.81%
Net Assets, End of Period (in thousands)	$33,402	$29,216	$1,805	$1,763
Average Net Assets for the Period (in thousands)	$31,186	$6,816	$1,777	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.89%	1.03%	2.02%	5.86%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.69%	0.68%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.67%	4.40%	4.41%	4.15%
Portfolio Turnover Rate	63%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.23	0.43	0.44	0.14
Net realized and unrealized gain/(loss)	0.10	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.33	0.33	0.24	0.28
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.44)	(0.50)	(0.14)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.29)	(0.45)	(0.54)	(0.14)
Net Asset Value, End of Period	$9.76	$9.72	$9.84	$10.14
Total Return*	3.31%	3.49%	2.47%	2.82%
Net Assets, End of Period (in thousands)	$2,318	$2,694	$2,031	$1,763
Average Net Assets for the Period (in thousands)	$2,402	$2,336	$1,957	$1,677
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	1.28%	2.02%	5.85%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.65%	0.67%	0.72%	0.74%
Ratio of Net Investment Income/(Loss)	4.65%	4.48%	4.42%	4.15%
Portfolio Turnover Rate	63%	76%	132%	74%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.72	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.21	0.41	0.39	0.12
Net realized and unrealized gain/(loss)	0.10	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.31	0.31	0.19	0.26
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.42)	(0.45)	(0.12)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.27)	(0.43)	(0.49)	(0.12)
Net Asset Value, End of Period	$9.76	$9.72	$9.84	$10.14
Total Return*	3.12%	3.26%	1.96%	2.65%
Net Assets, End of Period (in thousands)	$1,767	$1,909	$1,809	$1,801
Average Net Assets for the Period (in thousands)	$1,831	$1,809	$1,811	$1,699
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.36%	1.80%	2.52%	6.35%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.03%	0.90%	1.22%	1.25%
Ratio of Net Investment Income/(Loss)	4.28%	4.26%	3.92%	3.65%
Portfolio Turnover Rate	63%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	23

Janus Multi-Sector Income Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014(1)
Net Asset Value, Beginning of Period	$9.71	$9.84	$10.14	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)(2)	0.22	0.40	0.42	0.13
Net realized and unrealized gain/(loss)	0.10	(0.10)(3)	(0.20)	0.14
Total from Investment Operations	0.32	0.30	0.22	0.27
Less Dividends and Distributions:
Dividends (from net investment income)	(0.26)	(0.42)	(0.48)	(0.13)
Distributions (from capital gains)	(0.02)	—	(0.04)	—
Return of capital	—	(0.01)	—	—
Total Dividends and Distributions	(0.28)	(0.43)	(0.52)	(0.13)
Net Asset Value, End of Period	$9.75	$9.71	$9.84	$10.14
Total Return*	3.20%	3.21%	2.21%	2.73%
Net Assets, End of Period (in thousands)	$10,571	$6,676	$4,384	$1,831
Average Net Assets for the Period (in thousands)	$8,493	$10,779	$2,607	$1,716
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.55%	2.26%	6.10%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.87%	0.88%	0.97%	1.00%
Ratio of Net Investment Income/(Loss)	4.58%	4.24%	4.20%	3.89%
Portfolio Turnover Rate	63%	76%	132%	74%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from February 28, 2014 (inception date) through June 30, 2014.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

24	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Multi-Sector Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks high current income with a secondary focus on capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	25

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

The Fund did not hold a significant amount of Level 3 securities as of December 31, 2016.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

26	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Janus Investment Fund	27

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

28	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $1,629,436.

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

Currency Contracts
Asset Derivatives:
Forward currency contracts	$ 9,742

Liability Derivatives:
Forward currency contracts	$ 17

Janus Investment Fund	29

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts
Investments and foreign currency transactions	$ 281,508

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(157,292)

(a) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings

30	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve

Janus Investment Fund	31

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not

32	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Bank of America	$1,257	$—	$—	$1,257
Citibank NA	364	—	—	364
HSBC Securities (USA), Inc.	8,121	(17)	—	8,104

Total	$9,742	$(17)	$—	$9,725
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

HSBC Securities (USA), Inc.	$17	$(17)	$—	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able

Janus Investment Fund	33

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $200 Million	0.60
Next $500 Million	0.57
Over $700 Million	0.55

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.64% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

For a period of three years subsequent to the Fund’s commencement of operations, or until the Fund’s assets exceed the first breakpoint in the investment advisory fee schedule, whichever occurs first, Janus Capital may recover from the Fund fees and expenses previously waived or reimbursed, if the Fund’s expense ratio, including recovered expenses, falls below the expense limit. If applicable, this amount is disclosed as “Recoupment expense” on the Statement of Operations. During the period ended December 31, 2016, Janus Capital reimbursed the Fund $75,363 of fees and expenses that are eligible for recoupment. As of December 31, 2016, the aggregate amount of recoupment that may potentially be made to Janus Capital is $713,194. The recoupment of such reimbursements expires February 28, 2017.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors.

34	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays

Janus Investment Fund	35

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1,248.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $135.

36	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	64%	9%
Class C Shares	31	2
Class D Shares	12	2
Class I Shares	20	8
Class N Shares	66	2
Class S Shares	97	2
Class T Shares	14	2

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (81,618)	$ (158,039)	$ (239,657)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 77,664,840	$ 1,410,518	$ (978,893)	$ 431,625

Janus Investment Fund	37

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	130,800	$1,281,592	893,713	$ 8,502,872
Reinvested dividends and distributions	29,732	291,421	26,442	254,312
Shares repurchased	(109,850)	(1,077,508)	(92,199)	(883,116)
Net Increase/(Decrease)	50,682	$ 495,505	827,956	$ 7,874,068
Class C Shares:
Shares sold	115,733	$1,134,494	200,146	$ 1,934,358
Reinvested dividends and distributions	10,071	98,702	11,078	106,552
Shares repurchased	(63,012)	(618,249)	(16,165)	(154,773)
Net Increase/(Decrease)	62,792	$ 614,947	195,059	$ 1,886,137
Class D Shares:
Shares sold	597,748	$5,859,811	1,050,295	$10,140,099
Reinvested dividends and distributions	38,026	372,686	39,699	381,756
Shares repurchased	(265,547)	(2,600,994)	(446,947)	(4,285,327)
Net Increase/(Decrease)	370,227	$3,631,503	643,047	$ 6,236,528
Class I Shares:
Shares sold	582,355	$5,717,556	2,805,684	$26,874,417
Reinvested dividends and distributions	94,631	927,275	32,666	315,390
Shares repurchased	(256,998)	(2,516,719)	(16,125)	(155,988)
Net Increase/(Decrease)	419,988	$4,128,112	2,822,225	$27,033,819
Class N Shares:
Shares sold	24,509	$ 239,635	62,956	$ 606,635
Reinvested dividends and distributions	7,156	70,166	11,330	109,065
Shares repurchased	(71,300)	(700,066)	(3,568)	(34,081)
Net Increase/(Decrease)	(39,635)	$ (390,265)	70,718	$ 681,619
Class S Shares:
Shares sold	-	$ -	5,298	$ 51,000
Reinvested dividends and distributions	5,119	50,185	8,345	80,410
Shares repurchased	(20,442)	(200,732)	(1,117)	(10,477)
Net Increase/(Decrease)	(15,323)	$ (150,547)	12,526	$ 120,933
Class T Shares:
Shares sold	649,754	$6,380,488	2,259,594	$21,481,234
Reinvested dividends and distributions	25,798	252,565	49,967	478,276
Shares repurchased	(278,627)	(2,723,519)	(2,068,010)	(19,894,598)
Net Increase/(Decrease)	396,925	$3,909,534	241,551	$ 2,064,912

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$53,658,806	$ 43,169,692	$ 2,859,097	$ 1,006,015

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

38	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes to Financial Statements (unaudited)

owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	39

Janus Multi-Sector Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

40	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	41

Janus Multi-Sector Income Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

42	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	43

Janus Multi-Sector Income Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

44	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	45

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

46	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	47

Janus Multi-Sector Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

48	DECEMBER 31, 2016

Janus Multi-Sector Income Fund

Notes

NotesPage1

Janus Investment Fund	49

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7577				125-24-93028 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Real Return Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Real Return Fund

Janus Real Return Fund (unaudited)

FUND SNAPSHOT

The Fund seeks inflation protection by investing across a broad range of fixed income sectors and inflation-oriented asset classes. Our bottom-up, fundamentally driven investment process is designed to protect against both inflationary and deflationary environments.

Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, Janus Real Return Fund’s Class I Shares returned 1.54% compared with 0.02% for its primary benchmark, the Bloomberg Barclays U.S. 1-5 Year TIPS Index, and 1.15% for its secondary benchmark, the Consumer Price Index (CPI) + 2%.

MARKET ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward U.S. Treasuries, pushing the yield on the 10-year note to all-time lows. From there, however, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. Risk assets, including corporate credit, remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, and a projection of three additional hikes in 2017 which drove Treasury yields higher still.

During the period, rates rose across the yield curve, with the move most pronounced in 5- to 10-year Treasury notes. Spreads on both investment-grade and high-yield corporate credit tightened.

PERFORMANCE DISCUSSION

The Fund outperformed its primary benchmark, the Bloomberg Barclays U.S. 1-5 Year TIPS Index, during the six-month period. Much of the outperformance was attributable to the Fund’s out-of-benchmark allocations to high-yield and investment-grade corporate credit. Spread carry, a measure of excess income generated by the Fund’s holdings, was additive within both segments. Additionally, corporate credit spreads compressed significantly during the period. A sustained reach for yield kept investor demand for U.S. corporate credit strong, and later in the period, President-elect Trump’s policy proposals renewed investor hope that economic growth could lead to improved fundamentals in the coming year.

Detracting from relative results was the Fund’s allocation to U.S. Treasury securities. Our positioning weighed down performance as short-term Treasury yields ticked higher on the Fed’s December rate hike and 2017 projections. Our cash position also detracted. Cash is not used as a strategy within the Fund but is a residual of our bottom-up, fundamental investment process.

On a credit sector basis, cable satellite communications, home construction and technology companies contributed most to relative performance. Individual corporate credit contributors included Netherlands-based telecom company Altice and dining, hospitality and entertainment company Landry’s. Further supporting performance was a position in Florida East Coast Railway. Positive sentiment surrounded the issuer, which runs the most direct rail line between Orlando and Miami, when its owner, Fortress Investment Group, announced plans to sell the business. Late in the period, optimism over infrastructure spending by the incoming U.S. administration also contributed to spread tightening in the name.

No single credit sector or individual issuer weighed materially on relative results.

Janus Investment Fund	1

Janus Real Return Fund (unaudited)

Please see the Derivative Instruments section in the “Notes to Financial Statements” for a discussion of derivatives used by the Fund.

OUTLOOK

Investor sentiment has changed dramatically with the election of Mr. Trump. The pro-business initiatives his administration has proposed have already generated a more positive outlook for the U.S. economy and triggered increased growth and inflation expectations. In our view, this optimism in conjunction with a stronger dollar and relatively higher oil prices will continue to propel rates upward across the yield curve in the coming year. We anticipate a steeper curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment.

New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation in the U.S., enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. For the past two years we’ve seen accommodative monetary policy prolong the latter stages of a credit cycle, and we believe the results of the U.S. election may have just further extended the cycle. Global demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes – also contributes to our modestly improved outlook.

Market moves in the coming year will largely be determined by the success of Mr. Trump’s policy execution, in our view, and we will closely monitor the difference between rhetoric and implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. We intend to maintain a conservative bias, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Real Return Fund.

2	DECEMBER 31, 2016

Janus Real Return Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	2.64%	3.12%
Class A Shares MOP	2.52%	2.97%
Class C Shares**	1.91%	2.39%
Class D Shares	2.72%	3.28%
Class I Shares	2.87%	3.35%
Class S Shares	2.44%	2.92%
Class T Shares	2.69%	3.17%
Weighted Average Maturity		4.2 Years
Average Effective Duration***		2.3 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AA	3.7%
A	1.5%
BBB	23.0%
BB	46.6%
B	15.8%
CCC	3.3%
Not Rated	1.3%
Other	4.8%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	86.7%
Investment Companies	5.1%
United States Treasury Notes/Bonds	3.6%
Asset-Backed/Commercial Mortgage-Backed Securities	1.9%
Bank Loans and Mezzanine Loans	0.5%
Preferred Stocks	0.2%
Other	2.0%
100.0%

Janus Investment Fund	3

Janus Real Return Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	1.42%	4.48%	2.78%	1.54%	1.76%	0.68%
Class A Shares at MOP	-3.35%	-0.50%	1.58%	0.48%
Class C Shares at NAV	0.93%	3.72%	2.02%	0.78%	2.49%	1.42%
Class C Shares at CDSC	-0.06%	2.72%	2.02%	0.78%
Class D Shares(1)	1.50%	4.63%	2.91%	1.64%	1.68%	0.56%
Class I Shares	1.54%	4.75%	3.04%	1.79%	1.51%	0.42%
Class S Shares	1.38%	4.43%	2.77%	1.48%	2.00%	0.91%
Class T Shares	1.49%	4.64%	2.94%	1.68%	1.75%	0.66%
Bloomberg Barclays U.S. 1-5 Year TIPS Index	0.02%	3.14%	0.49%	0.67%
Consumer Price Index (CPI) + 2%	1.15%	4.07%	3.36%	3.19%**
Morningstar Quartile - Class I Shares	-	4th	4th	4th
Morningstar Ranking - based on total returns for High Yield Bond Funds	-	715/731	566/579	546/556

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 4.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

Janus Real Return Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The Fund’s inception date — May 13, 2011

** The Consumer Price Index (CPI) + 2% since inception returns are calculated from May 31, 2011.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Real Return Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,014.20	$3.86	$1,000.00	$1,021.37	$3.87	0.76%
Class C Shares	$1,000.00	$1,009.30	$7.60	$1,000.00	$1,017.64	$7.63	1.50%
Class D Shares	$1,000.00	$1,015.00	$3.05	$1,000.00	$1,022.18	$3.06	0.60%
Class I Shares	$1,000.00	$1,015.40	$2.64	$1,000.00	$1,022.58	$2.65	0.52%
Class S Shares	$1,000.00	$1,013.80	$4.26	$1,000.00	$1,020.97	$4.28	0.84%
Class T Shares	$1,000.00	$1,014.90	$3.20	$1,000.00	$1,022.03	$3.21	0.63%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Real Return Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 1.9%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$30,000	$30,521
Mach One 2004-1A ULC, 5.4500%, 5/28/40 (144A)‡	267,600	265,775
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	93,765	94,105
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $383,621)		390,401
Bank Loans and Mezzanine Loans – 0.5%
Technology – 0.5%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23‡ (cost $106,096)	107,011	108,483
Corporate Bonds – 86.7%
Banking – 4.7%
Ally Financial Inc, 3.2500%, 2/13/18	369,000	370,845
Bank of America Corp, 4.4500%, 3/3/26	97,000	99,825
JPMorgan Chase & Co, 4.2500%, 10/1/27	97,000	99,504
Morgan Stanley, 3.9500%, 4/23/27	72,000	71,164
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	175,000	178,176
Wells Fargo & Co, 7.9800%µ	125,000	130,625
		950,139
Basic Industry – 2.2%
AK Steel Corp, 7.5000%, 7/15/23	104,000	115,440
ArcelorMittal, 7.2500%, 2/25/22‡	3,000	3,383
Ashland LLC, 3.8750%, 4/15/18	309,000	317,111
		435,934
Capital Goods – 8.3%
ADS Tactical Inc, 11.0000%, 4/1/18 (144A)§	179,000	181,237
Arconic Inc, 5.1250%, 10/1/24	207,000	212,175
Arconic Inc, 5.9500%, 2/1/37	331,000	321,980
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.6250%, 5/15/23 (144A)	200,000	197,500
Ball Corp, 4.3750%, 12/15/20	294,000	307,230
CNH Industrial Capital LLC, 3.6250%, 4/15/18	98,000	99,225
Vulcan Materials Co, 7.0000%, 6/15/18	247,000	263,672
Vulcan Materials Co, 7.5000%, 6/15/21	77,000	90,668
		1,673,687
Communications – 15.3%
Altice Financing SA, 6.5000%, 1/15/22 (144A)	415,000	432,637
American Tower Corp, 3.3000%, 2/15/21	73,000	73,772
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	271,000	279,130
CenturyLink Inc, 5.1500%, 6/15/17	148,000	150,220
Cequel Communications Holdings I LLC / Cequel Capital Corp,
6.3750%, 9/15/20 (144A)	216,000	222,480
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20	50,000	50,976
DISH DBS Corp, 4.6250%, 7/15/17	200,000	202,250
DISH DBS Corp, 7.7500%, 7/1/26	55,000	62,013
Frontier Communications Corp, 8.1250%, 10/1/18	257,000	277,560
Level 3 Financing Inc, 6.1250%, 1/15/21	202,000	209,575
Level 3 Financing Inc, 5.3750%, 8/15/22	122,000	125,965
Nielsen Co Luxembourg SARL, 5.5000%, 10/1/21 (144A)	363,000	377,520
T-Mobile USA Inc, 6.6250%, 11/15/20	87,000	88,958
T-Mobile USA Inc, 6.0000%, 3/1/23	179,000	189,069
Univision Communications Inc, 6.7500%, 9/15/22 (144A)	318,000	333,900
		3,076,025
Consumer Cyclical – 28.3%
American Axle & Manufacturing Inc, 5.1250%, 2/15/19	264,000	266,640
CalAtlantic Group Inc, 8.3750%, 5/15/18	176,000	190,960
CCM Merger Inc, 9.1250%, 5/1/19 (144A)	116,000	120,640
Dollar Tree Inc, 5.2500%, 3/1/20	236,000	243,080
DR Horton Inc, 3.6250%, 2/15/18	154,000	155,540
DR Horton Inc, 3.7500%, 3/1/19	110,000	112,200
Ford Motor Credit Co LLC, 4.2500%, 2/3/17	325,000	325,640
General Motors Co, 3.5000%, 10/2/18	234,000	238,613

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Real Return Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
General Motors Financial Co Inc, 3.1000%, 1/15/19	$72,000	$72,739
Greektown Holdings LLC/Greektown Mothership Corp, 8.8750%, 3/15/19 (144A)	224,000	235,480
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	77,000	74,690
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp,
5.6250%, 10/15/21	268,000	276,844
International Game Technology PLC, 5.6250%, 2/15/20 (144A)	200,000	211,000
JC Penney Corp Inc, 5.7500%, 2/15/18	60,000	61,350
KB Home, 4.7500%, 5/15/19	311,000	317,220
Landry's Inc, 6.7500%, 10/15/24 (144A)	200,000	203,000
Lennar Corp, 4.7500%, 12/15/17	250,000	253,750
M/I Homes Inc, 6.7500%, 1/15/21	92,000	95,910
Meritage Homes Corp, 4.5000%, 3/1/18	469,000	474,990
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer Inc,
5.6250%, 5/1/24 (144A)	40,000	41,900
MGM Resorts International, 5.2500%, 3/31/20	352,000	372,240
Michaels Stores Inc, 5.8750%, 12/15/20 (144A)	343,000	353,290
PetSmart Inc, 7.1250%, 3/15/23 (144A)	291,000	296,820
Sally Holdings LLC / Sally Capital Inc, 5.7500%, 6/1/22	234,000	243,067
Schaeffler Finance BV, 4.2500%, 5/15/21 (144A)	200,000	204,000
Toll Brothers Finance Corp, 4.0000%, 12/31/18	86,000	88,258
ZF North America Capital Inc, 4.0000%, 4/29/20 (144A)	150,000	156,000
		5,685,861
Consumer Non-Cyclical – 12.2%
Capsugel SA, 7.0000%, 5/15/19 (144A)	97,000	97,849
Fresenius Medical Care US Finance Inc, 6.8750%, 7/15/17	220,000	225,775
HCA Inc, 3.7500%, 3/15/19	288,000	295,920
HCA Inc, 5.3750%, 2/1/25	7,000	7,018
JBS USA LUX SA / JBS USA Finance Inc, 7.2500%, 6/1/21 (144A)	223,000	231,362
Newell Brands Inc, 3.1500%, 4/1/21	199,000	202,354
Owens & Minor Inc, 4.3750%, 12/15/24	144,000	141,490
Post Holdings Inc, 6.7500%, 12/1/21 (144A)	330,000	352,275
Tenet Healthcare Corp, 6.2500%, 11/1/18	414,000	436,770
TreeHouse Foods Inc, 4.8750%, 3/15/22	306,000	313,650
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	108,000	109,350
Valvoline Inc, 5.5000%, 7/15/24 (144A)	39,000	40,365
		2,454,178
Energy – 4.2%
ConocoPhillips Co, 4.2000%, 3/15/21	191,000	202,720
ConocoPhillips Co, 4.9500%, 3/15/26	88,000	97,023
Holly Energy Partners LP / Holly Energy Finance Corp, 6.5000%, 3/1/20	218,000	225,085
Marathon Oil Corp, 5.9000%, 3/15/18	99,000	103,359
Oceaneering International Inc, 4.6500%, 11/15/24	36,000	35,467
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	173,000	176,109
		839,763
Finance Companies – 3.5%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.2500%, 7/1/20	217,000	222,967
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 4.6250%, 10/30/20	204,000	212,160
CIT Group Inc, 5.2500%, 3/15/18	270,000	279,787
		714,914
Real Estate Investment Trusts (REITs) – 0.2%
Forest City Realty Trust Inc, 3.6250%, 8/15/20	40,000	41,650
Technology – 6.7%
Alliance Data Systems Corp, 5.2500%, 12/1/17 (144A)	216,000	218,970
CommScope Inc, 4.3750%, 6/15/20 (144A)	129,000	131,903
Fidelity National Information Services Inc, 3.6250%, 10/15/20	177,000	183,107
First Data Corp, 5.0000%, 1/15/24 (144A)	302,000	303,607
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	207,000	218,385
Seagate HDD Cayman, 3.7500%, 11/15/18	277,000	283,821
		1,339,793

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Real Return Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Transportation – 1.1%
Eletson Holdings Inc, 9.6250%, 1/15/22 (144A)	$34,000	$24,820
Florida East Coast Holdings Corp, 6.7500%, 5/1/19 (144A)	137,000	141,795
Florida East Coast Holdings Corp, 9.7500%, 5/1/20 (144A)	50,000	51,375
		217,990
Total Corporate Bonds (cost $17,259,314)		17,429,934
United States Treasury Notes/Bonds – 3.6%
1.3750%, 1/31/21	43,000	42,277
1.1250%, 2/28/21	293,000	284,845
1.3750%, 5/31/21	120,000	117,507
2.2500%, 11/15/25	135,000	133,075
1.6250%, 5/15/26	167,000	155,483
Total United States Treasury Notes/Bonds (cost $759,218)		733,187
Preferred Stocks – 0.2%
Banks – 0.2%
Citigroup Capital XIII, 7.2573% (cost $37,530)	1,350	34,857
Investment Companies – 5.1%
Money Markets – 5.1%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $1,017,478)	1,017,478	1,017,478
Total Investments (total cost $19,563,257) – 98.0%		19,714,340
Cash, Receivables and Other Assets, net of Liabilities – 2.0%		401,015
Net Assets – 100%		$20,115,355

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$17,517,077	88.9%
Germany	585,775	3.0
Luxembourg	436,020	2.2
Netherlands	435,127	2.2
Brazil	231,362	1.2
Ireland	197,500	1.0
United Kingdom	178,176	0.9
Singapore	108,483	0.5
Greece	24,820	0.1

Total	$19,714,340	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Real Return Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. 1-5 Year TIPS Index

The Bloomberg Barclays U.S. 1-5 Year TIPS Index (also known as Bloomberg Barclays 1-5 Year U.S. Inflation-Linked Treasury Index) measures the performance of U.S. Treasury Inflation-Protected Securities (“TIPS”) with maturity between one and five years.

Consumer Price Index (CPI)	An unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Department of Labor Statistics.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $5,924,030, which represents 29.5% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	2,168,464	6,596,407	(7,747,393)	1,017,478	$—	$1,150	$1,017,478

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
ADS Tactical Inc, 11.0000%, 4/1/18	11/19/13	$172,811	$181,237	0.9%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

10	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Schedule of Investments and Other Information (unaudited)

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$390,401	$-
Bank Loans and Mezzanine Loans	-	108,483	-
Corporate Bonds	-	17,429,934	-
United States Treasury Notes/Bonds	-	733,187	-
Preferred Stocks	-	34,857	-
Investment Companies	-	1,017,478	-
Total Assets	$-	$19,714,340	$-

Janus Investment Fund	11

Janus Real Return Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Assets:
Investments, at cost	$19,563,257
Unaffiliated investments, at value	18,696,862
Affiliated investments, at value	1,017,478
Cash	3,831
Non-interested Trustees' deferred compensation	369
Receivables:
Interest	252,410
Fund shares sold	190,271
Dividends from affiliates	356
Other assets	271
Total Assets	20,161,848
Liabilities:
Payables:	—
Professional fees	22,021
Printing fees	8,857
Fund shares repurchased	3,895
12b-1 Distribution and shareholder servicing fees	3,262
Transfer agent fees and expenses	2,891
Registration fees	1,359
Dividends	1,113
Advisory fees	698
Non-interested Trustees' deferred compensation fees	369
Non-interested Trustees' fees and expenses	182
Fund administration fees	172
Accrued expenses and other payables	1,674
Total Liabilities	46,493
Net Assets	$20,115,355

See Notes to Financial Statements.

12	DECEMBER 31, 2016

Janus Real Return Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$20,960,734
Undistributed net investment income/(loss)	(1,735)
Undistributed net realized gain/(loss) from investments	(994,813)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	151,169
Total Net Assets	$20,115,355
Net Assets - Class A Shares	$2,956,383
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	311,929
Net Asset Value Per Share(1)	$9.48
Maximum Offering Price Per Share(2)	$9.95
Net Assets - Class C Shares	$2,642,489
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	280,113
Net Asset Value Per Share(1)	$9.43
Net Assets - Class D Shares	$9,301,014
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	980,122
Net Asset Value Per Share	$9.49
Net Assets - Class I Shares	$1,851,597
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	196,440
Net Asset Value Per Share	$9.43
Net Assets - Class S Shares	$680,479
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	71,653
Net Asset Value Per Share	$9.50
Net Assets - Class T Shares	$2,683,393
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	283,777
Net Asset Value Per Share	$9.46

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/95.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Real Return Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$477,474
Dividends	1,226
Dividends from affiliates	1,150
Other income	13,107
Foreign tax withheld	(250)
Total Investment Income	492,707
Expenses:
Advisory fees	62,478
12b-1Distribution and shareholder servicing fees:
Class A Shares	5,424
Class C Shares	13,967
Class S Shares	994
Transfer agent administrative fees and expenses:
Class D Shares	5,397
Class S Shares	994
Class T Shares	3,928
Transfer agent networking and omnibus fees:
Class A Shares	848
Class C Shares	334
Class I Shares	644
Other transfer agent fees and expenses:
Class A Shares	277
Class C Shares	195
Class D Shares	1,187
Class I Shares	110
Class S Shares	17
Class T Shares	71
Registration fees	28,112
Professional fees	22,301
Accounting systems fee	8,972
Shareholder reports expense	4,616
Fund administration fees	1,079
Custodian fees	1,022
Non-interested Trustees’ fees and expenses	411
Other expenses	76
Total Expenses	163,454
Less: Excess Expense Reimbursement	(79,577)
Net Expenses	83,877
Net Investment Income/(Loss)	408,830
Net Realized Gain/(Loss) on Investments:
Investments	1,497
Futures contracts	(48,760)
Total Net Realized Gain/(Loss) on Investments	(47,263)
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	(17,377)
Total Change in Unrealized Net Appreciation/Depreciation	(17,377)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$344,190

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Real Return Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$408,830	$619,474
Net realized gain/(loss) on investments	(47,263)	(234,720)
Change in unrealized net appreciation/depreciation	(17,377)	177,298
Net Increase/(Decrease) in Net Assets Resulting from Operations	344,190	562,052
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(77,773)	(126,106)
Class C Shares	(39,784)	(59,593)
Class D Shares	(168,586)	(212,080)
Class I Shares	(50,344)	(88,505)
Class S Shares	(13,956)	(28,633)
Class T Shares	(58,384)	(103,975)
Total Dividends from Net Investment Income	(408,827)	(618,892)
Return of Capital on Dividends from Net Investment Income
Class A Shares	—	(212)
Class C Shares	—	(100)
Class D Shares	—	(357)
Class I Shares	—	(149)
Class S Shares	—	(48)
Class T Shares	—	(175)
Total Return of Capital on Dividends from Net Investment Income	—	(1,041)
Net Decrease from Dividends and Distributions to Shareholders	(408,827)	(619,933)
Capital Share Transactions:
Class A Shares	(2,237,129)	2,947,071
Class C Shares	(255,698)	892,990
Class D Shares	619,844	4,436,924
Class I Shares	(1,287,915)	899,465
Class S Shares	(186,044)	53,744
Class T Shares	(909,214)	846,801
Net Increase/(Decrease) from Capital Share Transactions	(4,256,156)	10,076,995
Net Increase/(Decrease) in Net Assets	(4,320,793)	10,019,114
Net Assets:
Beginning of period	24,436,148	14,417,034
End of period	$20,115,355	$24,436,148

Undistributed Net Investment Income/(Loss)	$(1,735)	$(1,738)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Real Return Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.52	$9.59	$9.94		$9.64	$9.55	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.31(2)	0.35(2)		0.26(2)	0.17	0.01
Net realized and unrealized gain/(loss)	(0.19)	(0.07)	(0.33)		0.29	0.07	(0.32)
Total from Investment Operations	(0.01)	0.24	0.02		0.55	0.24	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.31)	(0.37)		(0.25)	(0.09)	(0.04)
Distributions (from capital gains)	—	—	—		—	—	(0.05)
Return of capital	—	—(3)	—		—	(0.06)	—
Total Dividends and Distributions	(0.03)	(0.31)	(0.37)		(0.25)	(0.15)	(0.09)
Net Asset Value, End of Period	$9.48	$9.52	$9.59		$9.94	$9.64	$9.55
Total Return*	1.42%	2.60%	0.18%		5.81%	2.48%	(3.09)%
Net Assets, End of Period (in thousands)	$2,956	$5,199	$2,252		$2,677	$2,054	$6,759
Average Net Assets for the Period (in thousands)	$4,287	$3,811	$2,372		$2,280	$3,351	$6,973
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.76%	1.96%		2.15%	2.71%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.84%		1.01%	1.15%	1.26%
Ratio of Net Investment Income/(Loss)	3.60%	3.31%	3.65%		2.63%	0.60%	1.24%
Portfolio Turnover Rate	4%	57%	86%		91%	112%(4)	45%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.48	$9.55	$9.89	$9.59	$9.48	$9.94
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(2)	0.24(2)	0.28(2)	0.18(2)	(0.10)	(0.05)
Net realized and unrealized gain/(loss)	(0.17)	(0.07)	(0.33)	0.30	0.26	(0.33)
Total from Investment Operations	(0.03)	0.17	(0.05)	0.48	0.16	(0.38)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.24)	(0.29)	(0.18)	(0.03)	(0.03)
Distributions (from capital gains)	—	—	—	—	—	(0.05)
Return of capital	—	—(3)	—	—	(0.02)	—
Total Dividends and Distributions	(0.02)	(0.24)	(0.29)	(0.18)	(0.05)	(0.08)
Net Asset Value, End of Period	$9.43	$9.48	$9.55	$9.89	$9.59	$9.48
Total Return*	0.93%	1.87%	(0.48)%	5.04%	1.64%	(3.80)%
Net Assets, End of Period (in thousands)	$2,642	$2,905	$2,023	$2,077	$1,978	$6,400
Average Net Assets for the Period (in thousands)	$2,744	$2,308	$2,022	$2,024	$3,182	$6,492
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.17%	2.46%	2.72%	2.90%	3.52%	2.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.50%	1.46%	1.58%	1.76%	1.90%	2.01%
Ratio of Net Investment Income/(Loss)	2.88%	2.58%	2.91%	1.84%	(0.16)%	0.51%
Portfolio Turnover Rate	4%	57%	86%	91%	112%(4)	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Real Return Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.53	$9.61	$9.95	$9.65	$9.56	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.32(2)	0.36(2)	0.27(2)	0.18	0.03
Net realized and unrealized gain/(loss)	(0.19)	(0.08)	(0.32)	0.29	0.07	(0.33)
Total from Investment Operations	(0.01)	0.24	0.04	0.56	0.25	(0.30)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.32)	(0.38)	(0.26)	(0.10)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.05)
Return of capital	—	—(3)	—	—	(0.06)	—
Total Dividends and Distributions	(0.03)	(0.32)	(0.38)	(0.26)	(0.16)	(0.09)
Net Asset Value, End of Period	$9.49	$9.53	$9.61	$9.95	$9.65	$9.56
Total Return*	1.50%	2.62%	0.38%	5.91%	2.59%	(3.02)%
Net Assets, End of Period (in thousands)	$9,301	$8,725	$4,306	$6,842	$4,431	$7,632
Average Net Assets for the Period (in thousands)	$8,818	$6,180	$4,422	$5,771	$4,876	$7,558
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.31%	1.68%	1.85%	2.08%	2.98%	2.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.60%	0.62%	0.74%	0.91%	1.00%	1.14%
Ratio of Net Investment Income/(Loss)	3.79%	3.43%	3.71%	2.76%	0.97%	1.40%
Portfolio Turnover Rate	4%	57%	86%	91%	112%(4)	45%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.47	$9.54	$9.89	$9.59	$9.57	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.19(2)	0.33(2)	0.38(2)	0.28(2)	0.27	0.04
Net realized and unrealized gain/(loss)	(0.20)	(0.07)	(0.34)	0.30	—(3)	(0.33)
Total from Investment Operations	(0.01)	0.26	0.04	0.58	0.27	(0.29)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.33)	(0.39)	(0.28)	(0.16)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.05)
Return of capital	—	—(3)	—	—	(0.09)	—
Total Dividends and Distributions	(0.03)	(0.33)	(0.39)	(0.28)	(0.25)	(0.09)
Net Asset Value, End of Period	$9.43	$9.47	$9.54	$9.89	$9.59	$9.57
Total Return*	1.54%	2.85%	0.42%	6.08%	2.77%	(2.86)%
Net Assets, End of Period (in thousands)	$1,852	$3,140	$2,251	$2,302	$2,195	$6,650
Average Net Assets for the Period (in thousands)	$2,596	$2,492	$2,257	$2,241	$3,457	$6,738
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.21%	1.51%	1.71%	1.88%	2.47%	1.93%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.52%	0.49%	0.57%	0.77%	0.90%	1.01%
Ratio of Net Investment Income/(Loss)	3.85%	3.56%	3.91%	2.84%	0.89%	1.50%
Portfolio Turnover Rate	4%	57%	86%	91%	112%(4)	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Real Return Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.54	$9.61	$9.96	$9.65	$9.53	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.17(2)	0.33(2)	0.33(2)	0.24(2)	0.13	—(3)
Net realized and unrealized gain/(loss)	(0.18)	(0.07)	(0.34)	0.31	0.11	(0.33)
Total from Investment Operations	(0.01)	0.26	(0.01)	0.55	0.24	(0.33)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.33)	(0.34)	(0.24)	(0.08)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.05)
Return of capital	—	—(3)	—	—	(0.04)	—
Total Dividends and Distributions	(0.03)	(0.33)	(0.34)	(0.24)	(0.12)	(0.09)
Net Asset Value, End of Period	$9.50	$9.54	$9.61	$9.96	$9.65	$9.53
Total Return*	1.38%	2.79%	(0.05)%	5.77%	2.51%	(3.33)%
Net Assets, End of Period (in thousands)	$680	$868	$821	$2,097	$1,984	$6,412
Average Net Assets for the Period (in thousands)	$782	$824	$957	$2,042	$3,207	$6,502
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.64%	2.00%	2.15%	2.37%	2.70%	2.43%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.84%	0.56%	1.08%	1.14%	1.19%	1.45%
Ratio of Net Investment Income/(Loss)	3.54%	3.48%	3.32%	2.47%	0.56%	1.07%
Portfolio Turnover Rate	4%	57%	86%	91%	112%(4)	45%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013(1)	2012(1)
Net Asset Value, Beginning of Period	$9.50	$9.57	$9.92	$9.61	$9.55	$9.95
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.18(2)	0.33(2)	0.36(2)	0.27(2)	0.22	0.02
Net realized and unrealized gain/(loss)	(0.19)	(0.06)	(0.34)	0.30	0.04	(0.33)
Total from Investment Operations	(0.01)	0.27	0.02	0.57	0.26	(0.31)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.03)	(0.34)	(0.37)	(0.26)	(0.13)	(0.04)
Distributions (from capital gains)	—	—	—	—	—	(0.05)
Return of capital	—	—(3)	—	—	(0.07)	—
Total Dividends and Distributions	(0.03)	(0.34)	(0.37)	(0.26)	(0.20)	(0.09)
Net Asset Value, End of Period	$9.46	$9.50	$9.57	$9.92	$9.61	$9.55
Total Return*	1.49%	2.85%	0.18%	6.01%	2.76%	(3.09)%
Net Assets, End of Period (in thousands)	$2,683	$3,600	$2,765	$2,603	$2,028	$6,545
Average Net Assets for the Period (in thousands)	$3,091	$2,943	$2,638	$2,694	$3,323	$6,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.39%	1.75%	1.97%	2.16%	2.48%	2.17%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.63%	0.51%	0.82%	0.92%	0.94%	1.20%
Ratio of Net Investment Income/(Loss)	3.75%	3.54%	3.67%	2.70%	0.83%	1.31%
Portfolio Turnover Rate	4%	57%	86%	91%	112%(4)	45%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) The Fund included the accounts of both Janus Real Return Allocation Fund and Janus Real Return Subsidiary, Ltd. from May 13, 2011 (inception date) through October 15, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

(4) The increase in the portfolio turnover rate was due to a restructuring of the Fund’s portfolio as a result of a change in its principal investment strategies.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Janus Real Return Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks real return consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

Janus Investment Fund	19

Janus Real Return Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

20	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

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Janus Real Return Fund

Notes to Financial Statements (unaudited)

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below. A summary of derivative activity by the Fund is reflected in the tables at the end of this section.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

22	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Futures Contracts

A futures contract is an exchange-traded agreement to take or make delivery of an underlying asset at a specific time in the future for a specific predetermined negotiated price. The Fund may enter into futures contracts to gain exposure to the stock market or other markets pending investment of cash balances or to meet liquidity needs. The Fund is subject to interest rate risk, equity risk, and currency risk in the normal course of pursuing its investment objective through its investments in futures contracts. The Fund may also use such derivative instruments to hedge or protect from adverse movements in securities prices, currency rates or interest rates. The use of futures contracts may involve risks such as the possibility of illiquid markets or imperfect correlation between the values of the contracts and the underlying securities, or that the counterparty will fail to perform its obligations.

Futures contracts on commodities are valued at the settlement price on valuation date on the commodities exchange as reported by an approved vendor. Mini contracts, as defined in the description of the contract, shall be valued using the Actual Settlement Price or “ASET” price type as reported by an approved vendor. In the event that foreign futures trade when the foreign equity markets are closed, the last foreign futures trade price shall be used.

Futures contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities (if applicable). The change in unrealized net appreciation/depreciation is reported on the Statement of Operations (if applicable). When a contract is closed, a realized gain or loss is reported on the Statement of Operations (if applicable), equal to the difference between the opening and closing value of the contract. Securities held by the Fund that are designated as collateral for market value on futures contracts are noted on the Schedule of Investments (if applicable). Such collateral is in the possession of the Fund’s futures commission merchant.

With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the period, the Fund purchased interest rate futures to increase exposure to interest rate risk. During the period ended December 31, 2016, the average ending monthly market value amounts on purchased futures contracts is $102,804. There were no futures held at December 31, 2016.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Interest Rate Contracts
Futures contracts	$ (48,760)

Please see the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

Janus Investment Fund	23

Janus Real Return Fund

Notes to Financial Statements (unaudited)

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value.

24	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support

Janus Investment Fund	25

Janus Real Return Fund

Notes to Financial Statements (unaudited)

through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed

26	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $1 Billion	0.55
Next $4 Billion	0.53
Over $5 Billion	0.50

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.41% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. The previous expense limit (until November 1, 2016) was 0.47%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Investment Fund	27

Janus Real Return Fund

Notes to Financial Statements (unaudited)

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase

28	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 4.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $102.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $140.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	42%	6%
Class C Shares	51	7
Class D Shares	-	-
Class I Shares	83	8
Class S Shares	96	3
Class T Shares	56	8

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	29

Janus Real Return Fund

Notes to Financial Statements (unaudited)

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$ (560,312)	$ (373,817)	$ (934,129)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 19,567,515	$ 240,672	$ (93,847)	$ 146,825

30	DECEMBER 31, 2016

Janus Real Return Fund

Notes to Financial Statements (unaudited)

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	16,400	$ 155,810	429,398	$4,062,564
Reinvested dividends and distributions	8,074	77,187	13,257	125,503
Shares repurchased	(258,562)	(2,470,126)	(131,414)	(1,240,996)
Net Increase/(Decrease)	(234,088)	$(2,237,129)	311,241	$2,947,071
Class C Shares:
Shares sold	47,105	$ 447,198	91,972	$ 867,170
Reinvested dividends and distributions	4,183	39,784	6,333	59,693
Shares repurchased	(77,764)	(742,680)	(3,616)	(33,873)
Net Increase/(Decrease)	(26,476)	$ (255,698)	94,689	$ 892,990
Class D Shares:
Shares sold	258,909	$ 2,471,741	695,622	$6,599,241
Reinvested dividends and distributions	16,789	160,543	21,584	204,632
Shares repurchased	(210,799)	(2,012,440)	(250,183)	(2,366,949)
Net Increase/(Decrease)	64,899	$ 619,844	467,023	$4,436,924
Class I Shares:
Shares sold	47,216	$ 451,022	97,512	$ 916,030
Reinvested dividends and distributions	5,292	50,344	9,412	88,654
Shares repurchased	(187,640)	(1,789,281)	(11,218)	(105,219)
Net Increase/(Decrease)	(135,132)	$(1,287,915)	95,706	$ 899,465
Class S Shares:
Shares sold	-	$ -	2,620	$ 25,063
Reinvested dividends and distributions	1,458	13,956	3,022	28,681
Shares repurchased	(20,801)	(200,000)	-	-
Net Increase/(Decrease)	(19,343)	$ (186,044)	5,642	$ 53,744
Class T Shares:
Shares sold	38,724	$ 369,801	140,758	$1,324,546
Reinvested dividends and distributions	6,082	57,993	10,961	103,598
Shares repurchased	(139,970)	(1,337,008)	(61,610)	(581,343)
Net Increase/(Decrease)	(95,164)	$ (909,214)	90,109	$ 846,801

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$ 857,129	$ 4,408,934	$ -	$ 1,389,511

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the

Janus Investment Fund	31

Janus Real Return Fund

Notes to Financial Statements (unaudited)

consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

32	DECEMBER 31, 2016

Janus Real Return Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	33

Janus Real Return Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

34	DECEMBER 31, 2016

Janus Real Return Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	35

Janus Real Return Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

36	DECEMBER 31, 2016

Janus Real Return Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	37

Janus Real Return Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

38	DECEMBER 31, 2016

Janus Real Return Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	39

Janus Real Return Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

40	DECEMBER 31, 2016

Janus Real Return Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7578				125-24-93029 02-17

SEMIANNUAL REPORT December 31, 2016

Janus Short-Term Bond Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Janus Short-Term Bond Fund

Janus Short-Term Bond Fund (unaudited)

FUND SNAPSHOT This dynamic, short duration bond fund seeks risk-adjusted returns and capital preservation. Our approach leverages a bottom-up, fundamentally driven investment process.	Mayur Saigal co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE OVERVIEW

For the six-month period ended December 31, 2016, Janus Short-Term Bond Fund’s Class T Shares returned -0.38%, compared with -0.37% for its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index.

INVESTMENT ENVIRONMENT

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s decision to exit the European Union. Accommodative monetary policy abroad also drove investors toward U.S. Treasuries, pushing the yield on the 10-year note to all-time lows. From there, however, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation. The election of Donald Trump to the U.S. presidency added further optimism as pro-growth fiscal policies now seem within reach. Risk assets, including corporate credit, remained in favor, while rates moved higher. In December, the Federal Reserve (Fed) announced an increase to the target federal funds rate, and a projection of three additional hikes in 2017 which drove Treasury yields higher still.

During the period, rates rose across the yield curve, with the move most pronounced in 5- to 10-year Treasury notes. Spreads on both investment-grade and high-yield corporate credit tightened.

PERFORMANCE DISCUSSION

The Fund performed in line with its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index during the six-month period. Our corporate credit positioning was a noteworthy contributor to performance during the period, with our out-of-index allocation to high-yield corporate credit leading contributors to relative results. Investment-grade corporate credit also aided performance as spread carry, a measure of excess income generated by the Fund’s holdings, and our overweight allocation proved beneficial. Corporate credit spreads compressed significantly during the period. A sustained reach for yield kept investor demand for U.S. corporate credit strong, and later in the period, President-elect Trump’s policy proposals renewed investor hope that economic growth could lead to improved fundamentals in the coming year.

Further supporting performance was our out-of-benchmark allocation to bank loans. The floating rate nature of the instruments aided results as short-term interest rates ticked higher. The Fund also benefited from the generally higher yields on the instruments. Specifically, bank loan exposure to Hilton was a top contributor to relative performance. The company also benefited from its improving earnings profile after spinning out the time-share portion of its business. We appreciate management’s focus on pursuing an investment-grade rating.

At the credit sector level, banking, technology and wireline communications were the leading contributors to relative performance. Outperformance in banking was due to our overweight allocation. The sector benefited from a long-awaited steepening yield curve and Mr. Trump’s plans for a more relaxed regulatory environment. Additionally, we were pleased with the performance of our position in online bank and provider of auto financing Ally Financial. We like the company for its focus on obtaining investment-grade ratings through balance sheet improvement.

Our out-of-index allocation to asset-backed securities (ABS) was also additive to relative returns. Some of our

Janus Investment Fund	1

Janus Short-Term Bond Fund (unaudited)

subprime auto securities benefited from spread tightening. We view ABS as opportunistic investments, seeking those where our analysts can form a constructive fundamental view on the underlying assets.

Specific asset classes, credit sectors and individual issuers weighed minimally on performance. However, Equifax was the largest individual corporate detractor from relative results as our duration positioning in the consumer credit reporting agency was negatively impacted by rates rising in the belly of the curve.

OUTLOOK

Investor sentiment has changed dramatically with the election of Mr. Trump. The pro-business initiatives his administration has proposed have already generated a more positive outlook for the U.S. economy and triggered increased growth and inflation expectations. In our view, this optimism in conjunction with a stronger dollar and relatively higher oil prices will continue to propel rates upward across the yield curve in the coming year. We anticipate a steeper curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. As a result, we will continue to actively manage duration and yield curve positioning, with the expectation of maintaining duration below that of the benchmark.

New fiscal policies for tax reform, industry deregulation and infrastructure spending, if properly implemented, should drive increased growth and inflation in the U.S., enabling the recent earnings recession to shift toward improving corporate fundamentals in 2017. Organic growth prospects and the accompanying rise in operating earnings would allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. For the past two years we’ve seen accommodative monetary policy prolong the latter stages of a credit cycle, and we believe the results of the U.S. election may have just further extended the cycle. Global demand for U.S. corporate credit – due to its comparatively higher yields versus other global fixed income asset classes – also contributes to our modestly improved outlook.

Market moves in the coming year will largely be determined by the success of Mr. Trump’s policy execution, in our view, and we will closely monitor the difference between rhetoric and implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely watching the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. We continue to seek issuers that provide greater spread carry than the index. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. We intend to maintain a conservative bias, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in Janus Short-Term Bond Fund.

2	DECEMBER 31, 2016

Janus Short-Term Bond Fund (unaudited)

Fund At A Glance

December 31, 2016

Fund Profile
30-day Current Yield*	Without Reimbursement	With Reimbursement
Class A Shares NAV	0.95%	1.05%
Class A Shares MOP	0.93%	1.02%
Class C Shares**	0.19%	0.28%
Class D Shares	1.09%	1.20%
Class I Shares	1.18%	1.28%
Class N Shares	1.25%	1.34%
Class S Shares	0.75%	0.85%
Class T Shares	1.00%	1.10%
Weighted Average Maturity		1.7 Years
Average Effective Duration***		1.4 Years
* Yield will fluctuate.
** Does not include the 1.00% contingent deferred sales charge.
*** A theoretical measure of price volatility.

Ratings† Summary - (% of Total Investments)
AAA	3.7%
AA	28.6%
A	12.8%
BBB	40.3%
BB	9.3%
B	0.6%
Not Rated	4.5%
Other	0.2%

† Credit ratings provided by Standard & Poor's (S&P), an independent credit rating agency. Credit ratings range from AAA (highest) to D (lowest) based on S&P's measures. Further information on S&P's rating methodology may be found at www.standardandpoors.com. Other rating agencies may rate the same securities differently. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change. "Not Rated" securities are not rated by S&P, but may be rated by other rating agencies and do not necessarily indicate low quality. "Other" includes cash equivalents, equity securities, and certain derivative instruments.

Significant Areas of Investment - (% of Net Assets)

Asset Allocation - (% of Net Assets)
Corporate Bonds	65.4%
United States Treasury Notes/Bonds	17.6%
Asset-Backed/Commercial Mortgage-Backed Securities	7.0%
U.S. Government Agency Notes	6.3%
Bank Loans and Mezzanine Loans	2.8%
Investment Companies	0.4%
Other	0.5%
100.0%

Janus Investment Fund	3

Janus Short-Term Bond Fund (unaudited)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	-0.09%	1.42%	1.35%	2.88%	3.64%	0.90%	0.79%
Class A Shares at MOP	-2.65%	-1.21%	0.83%	2.38%	3.44%
Class C Shares at NAV	-0.46%	0.68%	0.60%	2.21%	2.96%	1.67%	1.55%
Class C Shares at CDSC	-1.46%	-0.32%	0.60%	2.21%	2.96%
Class D Shares(1)	-0.33%	1.58%	1.49%	3.06%	4.00%	0.76%	0.63%
Class I Shares	0.04%	1.66%	1.60%	2.98%	3.87%	0.65%	0.54%
Class N Shares	0.07%	1.72%	1.39%	2.98%	3.97%	0.59%	0.49%
Class S Shares	-0.50%	0.93%	1.20%	2.64%	3.46%	1.09%	0.99%
Class T Shares	-0.38%	1.48%	1.39%	2.98%	3.97%	0.84%	0.74%
Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	-0.37%	1.28%	0.92%	2.44%	3.99%**
Morningstar Quartile - Class T Shares	-	3rd	3rd	2nd	2nd
Morningstar Ranking - based on total returns for Short-Term Bond Funds	-	340/532	237/426	122/386	54/150

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month–end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 2.50%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

4	DECEMBER 31, 2016

Janus Short-Term Bond Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

High-yield/high-risk bonds, also known as "junk" bonds, involve a greater risk of default and price volatility than U.S. Government and other high quality bonds. High-yield/high-risk bonds can experience sudden and sharp price swings which will affect net asset value.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class for periods prior to July 6, 2009, reflects the performance of the Fund’s Class J Shares, the initial share class (renamed Class T Shares effective February 16, 2010), calculated using the fees and expenses of each respective share class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares, calculated using the fees and expenses in effect during the periods shown, net of any applicable fee and expense limitations or waivers.

Class N Shares commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the performance of the Fund’s Class T Shares, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return or yield, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – September 1, 1992

**The Bloomberg Barclays 1-3 Year U.S. Government/Credit Index’s since inception returns are calculated from August 31, 1992.

(1) Closed to certain new investors.

Janus Investment Fund	5

Janus Short-Term Bond Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$999.10	$4.03	$1,000.00	$1,021.17	$4.08	0.80%
Class C Shares	$1,000.00	$995.40	$7.80	$1,000.00	$1,017.39	$7.88	1.55%
Class D Shares	$1,000.00	$996.70	$3.22	$1,000.00	$1,021.98	$3.26	0.64%
Class I Shares	$1,000.00	$1,000.40	$2.82	$1,000.00	$1,022.38	$2.85	0.56%
Class N Shares	$1,000.00	$1,000.70	$2.52	$1,000.00	$1,022.68	$2.55	0.50%
Class S Shares	$1,000.00	$995.00	$4.88	$1,000.00	$1,020.32	$4.94	0.97%
Class T Shares	$1,000.00	$996.20	$3.72	$1,000.00	$1,021.48	$3.77	0.74%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

6	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Schedule of Investments (Unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 7.0%
AmeriCredit Automobile Receivables Trust 2012-4, 1.9300%, 8/8/18	$1,747,088	$1,747,171
Americredit Automobile Receivables Trust 2014-4, 1.8700%, 12/9/19	7,165,000	7,178,693
Capital Auto Receivables Asset Trust 2013-3, 4.5500%, 3/21/22 (144A)	9,849,000	10,064,693
Capital Auto Receivables Asset Trust 2015-1, 2.1000%, 1/21/20	8,456,000	8,469,406
Citigroup Commercial Mortgage Trust 2014-GC25, 1.4850%, 10/10/47	1,207,916	1,207,776
Citigroup Commercial Mortgage Trust 2015-GC27, 1.3530%, 2/10/48	2,534,308	2,524,196
COMM 2014-CCRE19 Mortgage Trust, 1.4150%, 8/10/47	1,829,031	1,823,925
COMM 2014-CCRE20 Mortgage Trust, 1.3240%, 11/10/47	1,417,184	1,411,662
COMM 2014-UBS4 Mortgage Trust, 1.3090%, 8/10/47	1,611,594	1,608,992
COMM 2014-UBS6 Mortgage Trust, 1.4450%, 12/10/47	1,503,153	1,500,210
COMM 2015-CCRE25 Mortgage Trust, 1.7370%, 8/10/48	2,309,471	2,308,656
COMM 2015-DC1 Mortgage Trust, 1.4880%, 2/10/48	2,447,793	2,442,380
COMM 2015-LC19 Mortgage Trust, 1.3990%, 2/10/48	2,054,149	2,045,856
Csail 2015-C2 Commercial Mortgage Trust, 1.4544%, 6/15/57	1,734,908	1,726,650
DBJPM 16-C3 Mortgage Trust, 1.5020%, 9/10/49	3,215,613	3,174,968
GS Mortgage Securities Trust 2014-GC24, 1.5090%, 9/10/47	1,350,116	1,349,222
GS Mortgage Securities Trust 2014-GC26, 1.4340%, 11/10/47	2,596,198	2,589,398
GS Mortgage Securities Trust 2015-GC28, 1.5280%, 2/10/48	1,522,069	1,517,104
JPMBB Commercial Mortgage Securities Trust 2014-C26, 1.5962%, 1/15/48	1,910,242	1,906,061
JPMBB Commercial Mortgage Securities Trust 2015-C27, 1.4137%, 2/15/48	1,601,819	1,592,597
JPMBB Commercial Mortgage Securities Trust 2015-C28, 1.4451%, 10/15/48	2,175,951	2,164,146
JPMBB Commercial Mortgage Securities Trust 2015-C30, 1.7384%, 7/15/48	1,991,142	1,987,522
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C25,
1.6150%, 10/15/48	4,097,735	4,078,081
Oscar US Funding Trust IV, 2.5300%, 7/15/20 (144A)	7,868,229	7,868,780
OSCAR US Funding Trust V, 2.3100%, 11/15/19 (144A)	1,330,000	1,330,795
Santander Drive Auto Receivables Trust 2012-5, 3.3000%, 9/17/18	12,067,923	12,126,396
Santander Drive Auto Receivables Trust 2015-1, 1.9700%, 11/15/19	16,216,000	16,249,814
Santander Drive Auto Receivables Trust 2015-2, 1.8300%, 1/15/20	14,317,000	14,341,365
Santander Drive Auto Receivables Trust 2015-4, 2.2600%, 6/15/20	13,827,000	13,905,504
Santander Drive Auto Receivables Trust 2015-5, 2.7400%, 12/15/21	7,867,000	7,927,545
Verizon Owner Trust 2016-2, 2.1500%, 5/20/21 (144A)	5,969,000	5,920,502
Wells Fargo Commercial Mortgage Trust 2014-LC18, 1.4370%, 12/15/47	1,455,926	1,450,366
Wells Fargo Commercial Mortgage Trust 2015-C27, 1.7300%, 2/15/48	1,705,386	1,704,280
Wells Fargo Commercial Mortgage Trust 2015-LC20, 1.4710%, 4/15/50	1,616,735	1,610,029
Wells Fargo Commercial Mortgage Trust 2015-LC22, 1.6390%, 9/15/58	2,177,187	2,170,832
Wells Fargo Commercial Mortgage Trust 2015-NXS3, 1.5040%, 9/15/57	3,114,272	3,100,087
Wells Fargo Commercial Mortgage Trust 2015-SG1, 1.5680%, 12/15/47	1,829,394	1,825,566
WFRBS Commercial Mortgage Trust 2014-C21, 1.4130%, 8/15/47	1,295,697	1,292,256
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $159,318,080)		159,243,482
Bank Loans and Mezzanine Loans – 2.8%
Communications – 0.5%
Charter Communications Operating LLC, 3.0200%, 7/1/20‡	2,437,059	2,447,222
Charter Communications Operating LLC, 3.0200%, 1/3/21‡	2,448,967	2,458,493
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	7,302,815	7,340,777
		12,246,492
Consumer Cyclical – 1.3%
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	1,630,359	1,643,712
Hilton Worldwide Finance LLC, 3.2561%, 10/25/23‡	22,166,620	22,404,912
Landry's Inc, 4.0000%, 10/4/23‡	6,167,000	6,223,181
		30,271,805
Energy – 0.1%
Chief Exploration & Development LLC, 7.7528%, 5/16/21‡	1,128,000	1,102,620
Finance Companies – 0.1%
RPI Finance Trust, 3.4982%, 10/14/22‡	1,925,647	1,947,311
Technology – 0.8%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23‡	17,631,320	17,873,751
Total Bank Loans and Mezzanine Loans (cost $62,701,658)		63,441,979

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	7

Janus Short-Term Bond Fund

Schedule of Investments (Unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – 65.4%
Asset-Backed Securities – 1.3%
American Tower Trust #1, 1.5510%, 3/15/18 (144A)	$29,065,000	$29,038,647
Banking – 18.8%
Ally Financial Inc, 3.2500%, 11/5/18	6,896,000	6,904,620
Ally Financial Inc, 8.0000%, 12/31/18	12,364,000	13,492,215
Ally Financial Inc, 3.5000%, 1/27/19	5,733,000	5,761,665
Bank of America Corp, 6.4000%, 8/28/17	30,247,000	31,173,526
Bank of America Corp, 2.2500%, 4/21/20	11,914,000	11,836,547
Bear Stearns Cos LLC, 6.4000%, 10/2/17	7,636,000	7,910,079
Branch Banking & Trust Co, 1.4500%, 5/10/19	16,274,000	16,086,231
Citigroup Inc, 1.8500%, 11/24/17	31,605,000	31,662,806
Citigroup Inc, 2.0500%, 6/7/19	24,809,000	24,705,001
Citizens Bank NA/Providence RI, 2.3000%, 12/3/18	16,394,000	16,474,773
Citizens Bank NA/Providence RI, 2.5000%, 3/14/19	13,577,000	13,676,614
Discover Bank/Greenwood DE, 2.6000%, 11/13/18	8,120,000	8,188,866
Discover Financial Services, 6.4500%, 6/12/17	10,223,000	10,432,367
Fifth Third Bank/Cincinnati OH, 2.3000%, 3/15/19	10,183,000	10,247,937
First Republic Bank/CA, 2.3750%, 6/17/19	1,100,000	1,097,869
Goldman Sachs Group Inc, 5.6250%, 1/15/17	12,587,000	12,602,369
Goldman Sachs Group Inc, 2.6000%, 4/23/20	3,419,000	3,420,333
Goldman Sachs Group Inc, 2.7500%, 9/15/20	6,897,000	6,921,726
Intesa Sanpaolo SpA, 2.3750%, 1/13/17	8,646,000	8,647,193
JPMorgan Chase Bank NA, 6.0000%, 10/1/17	10,830,000	11,175,813
Morgan Stanley, 1.8750%, 1/5/18	12,732,000	12,750,079
Morgan Stanley, 1.6218%, 7/23/19‡	29,269,000	29,393,949
PNC Bank NA, 1.6000%, 6/1/18	27,735,000	27,697,946
PNC Bank NA, 1.8500%, 7/20/18	10,167,000	10,183,044
Royal Bank of Scotland Group PLC, 4.7000%, 7/3/18	8,986,000	9,149,060
Synchrony Financial, 1.8750%, 8/15/17	8,353,000	8,359,524
Synchrony Financial, 2.6000%, 1/15/19	12,522,000	12,581,104
UBS AG/Stamford CT, 1.8000%, 3/26/18	17,519,000	17,528,793
Wells Fargo Bank NA, 1.6500%, 1/22/18	50,458,000	50,362,724
		430,424,773
Basic Industry – 3.9%
Air Liquide Finance SA, 1.3750%, 9/27/19 (144A)	11,995,000	11,791,469
Albemarle Corp, 3.0000%, 12/1/19	12,351,000	12,625,242
Anglo American Capital PLC, 2.6250%, 4/3/17 (144A)	20,274,000	20,274,000
Anglo American Capital PLC, 2.6250%, 9/27/17 (144A)	4,595,000	4,595,000
Ashland LLC, 3.8750%, 4/15/18	12,826,000	13,162,682
Chevron Phillips Chemical Co LLC / Chevron Phillips Chemical Co LP,
1.7000%, 5/1/18 (144A)	10,109,000	10,108,616
Ecolab Inc, 2.0000%, 1/14/19	8,760,000	8,764,827
Steel Dynamics Inc, 5.1250%, 10/1/21	7,335,000	7,649,965
		88,971,801
Capital Goods – 5.0%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
3.9634%, 12/16/19 (144A)‡	1,805,000	1,832,075
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc,
4.1557%, 5/17/21 (144A)‡	4,513,000	4,648,390
Ball Corp, 4.3750%, 12/15/20	11,728,000	12,255,760
Bemis Co Inc, 6.8000%, 8/1/19	2,039,000	2,254,310
CIT Group Inc, 5.0000%, 5/15/18 (144A)	41,174,000	41,688,675
CNH Industrial Capital LLC, 3.6250%, 4/15/18	3,159,000	3,198,488
Harris Corp, 1.9990%, 4/27/18	10,459,000	10,463,884
HD Supply Inc, 5.2500%, 12/15/21 (144A)	5,597,000	5,904,835
Martin Marietta Materials Inc, 2.0982%, 6/30/17‡	15,288,000	15,314,311
Masco Corp, 3.5000%, 4/1/21	3,327,000	3,335,317
Vulcan Materials Co, 7.0000%, 6/15/18	12,868,000	13,736,590
		114,632,635

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

8	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Schedule of Investments (Unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Communications – 3.8%
American Tower Corp, 3.4000%, 2/15/19	$12,978,000	$13,258,039
BellSouth LLC, 4.4000%, 4/26/17 (144A)	48,762,000	49,261,810
Charter Communications Operating LLC / Charter Communications Operating Capital, 3.5790%, 7/23/20	15,795,000	16,103,429
Level 3 Financing Inc, 5.3750%, 8/15/22	2,060,000	2,126,950
Time Warner Cable LLC, 5.8500%, 5/1/17	6,339,000	6,428,811
		87,179,039
Consumer Cyclical – 4.7%
CVS Health Corp, 1.9000%, 7/20/18	19,966,000	20,039,395
Ford Motor Credit Co LLC, 4.2500%, 2/3/17	6,699,000	6,712,190
Ford Motor Credit Co LLC, 2.5510%, 10/5/18	12,929,000	12,999,269
Ford Motor Credit Co LLC, 2.9430%, 1/8/19	8,130,000	8,219,934
Ford Motor Credit Co LLC, 2.0210%, 5/3/19	13,193,000	13,066,677
General Motors Co, 3.5000%, 10/2/18	24,187,000	24,663,774
GLP Capital LP / GLP Financing II Inc, 4.3750%, 11/1/18	8,615,000	8,913,854
Meritage Homes Corp, 4.5000%, 3/1/18	3,483,000	3,535,245
Walgreens Boots Alliance Inc, 1.7500%, 5/30/18	6,453,000	6,458,466
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	3,050,000	3,028,168
		107,636,972
Consumer Non-Cyclical – 11.8%
Actavis Funding SCS, 1.8500%, 3/1/17	20,668,000	20,688,069
Actavis Inc, 1.8750%, 10/1/17	29,056,000	29,110,044
Anheuser-Busch InBev Finance Inc, 1.9000%, 2/1/19	32,214,000	32,253,043
Anheuser-Busch InBev Worldwide Inc, 1.5759%, 8/1/18‡	27,077,000	27,243,280
HCA Inc, 3.7500%, 3/15/19	20,934,000	21,509,685
HCA Inc, 4.2500%, 10/15/19	673,000	699,920
Johnson & Johnson, 1.1250%, 3/1/19	12,933,000	12,824,350
Kraft Heinz Foods Co, 1.6000%, 6/30/17	16,629,000	16,641,937
Kroger Co, 2.0000%, 1/15/19	4,658,000	4,667,619
Molson Coors Brewing Co, 1.4500%, 7/15/19	3,281,000	3,231,185
Newell Brands Inc, 2.6000%, 3/29/19	6,490,000	6,559,651
Perrigo Co PLC, 2.3000%, 11/8/18	6,741,000	6,730,720
Pfizer Inc, 1.2000%, 6/1/18	12,574,000	12,539,145
Pfizer Inc, 1.4500%, 6/3/19	12,574,000	12,494,168
Shire Acquisitions Investments Ireland DAC, 1.9000%, 9/23/19	11,675,000	11,521,579
Stryker Corp, 2.0000%, 3/8/19	9,732,000	9,734,501
Sysco Corp, 1.9000%, 4/1/19	7,457,000	7,430,848
Teva Pharmaceutical Finance Netherlands III BV, 1.4000%, 7/20/18	9,527,000	9,447,735
Teva Pharmaceutical Finance Netherlands III BV, 1.7000%, 7/19/19	4,680,000	4,596,209
Zimmer Biomet Holdings Inc, 1.4500%, 4/1/17	10,135,000	10,137,351
Zimmer Biomet Holdings Inc, 2.0000%, 4/1/18	10,539,000	10,550,456
		270,611,495
Electric – 1.4%
Dominion Resources Inc/VA, 1.6000%, 8/15/19	6,211,000	6,113,543
Southern Co, 1.5500%, 7/1/18	12,840,000	12,790,206
Southern Co, 1.8500%, 7/1/19	12,620,000	12,575,502
		31,479,251
Energy – 6.4%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	1,682,000	1,802,063
Antero Resources Corp, 6.0000%, 12/1/20	5,851,000	6,026,530
Boardwalk Pipelines LP, 5.5000%, 2/1/17	3,245,000	3,253,632
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	7,260,000	7,367,891
Canadian Natural Resources Ltd, 1.7500%, 1/15/18	12,899,000	12,866,417
Cenovus Energy Inc, 5.7000%, 10/15/19	125,000	133,656
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	4,756,000	4,933,161
Enbridge Inc, 1.3842%, 6/2/17‡	6,728,000	6,728,626
Enterprise Products Operating LLC, 6.3000%, 9/15/17	10,357,000	10,681,267
Enterprise Products Operating LLC, 6.6500%, 4/15/18	2,942,000	3,119,211
Enterprise Products Operating LLC, 2.8500%, 4/15/21	8,704,000	8,762,830

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Janus Short-Term Bond Fund

Schedule of Investments (Unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Kinder Morgan Energy Partners LP, 2.6500%, 2/1/19	$10,808,000	$10,860,970
Kinder Morgan Inc/DE, 3.0500%, 12/1/19	25,389,000	25,741,120
Marathon Oil Corp, 5.9000%, 3/15/18	3,979,000	4,154,195
Sabine Pass Liquefaction LLC, 5.6250%, 2/1/21	3,449,000	3,690,430
Shell International Finance BV, 1.3750%, 5/10/19	25,545,000	25,281,503
Spectra Energy Partners LP, 2.9500%, 9/25/18	9,621,000	9,771,136
		145,174,638
Finance Companies – 1.7%
AerCap Ireland Capital Ltd / AerCap Global Aviation Trust, 2.7500%, 5/15/17	14,557,000	14,575,196
CIT Group Inc, 5.2500%, 3/15/18	11,697,000	12,121,016
International Lease Finance Corp, 8.8750%, 9/1/17	11,683,000	12,208,735
		38,904,947
Insurance – 1.3%
Aetna Inc, 1.7000%, 6/7/18	11,214,000	11,201,878
Aetna Inc, 1.9000%, 6/7/19	8,122,000	8,101,281
Berkshire Hathaway Finance Corp, 1.7000%, 3/15/19	7,835,000	7,826,209
CNO Financial Group Inc, 4.5000%, 5/30/20	2,766,000	2,835,150
		29,964,518
Technology – 4.5%
CommScope Inc, 4.3750%, 6/15/20 (144A)	10,127,000	10,354,857
Equifax Inc, 2.3000%, 6/1/21	17,964,000	17,575,403
Fidelity National Information Services Inc, 2.8500%, 10/15/18	12,534,000	12,749,585
Fidelity National Information Services Inc, 3.6250%, 10/15/20	13,023,000	13,472,346
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	14,679,000	15,486,345
Total System Services Inc, 2.3750%, 6/1/18	6,159,000	6,183,556
Total System Services Inc, 3.8000%, 4/1/21	12,464,000	12,854,136
TSMC Global Ltd, 1.6250%, 4/3/18 (144A)	14,318,000	14,260,141
		102,936,369
Transportation – 0.8%
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.2000%, 7/15/20 (144A)	17,332,000	17,512,045
Total Corporate Bonds (cost $1,493,209,671)		1,494,467,130
United States Treasury Notes/Bonds – 17.6%
1.0000%, 12/31/17	18,925,000	18,938,796
0.8750%, 1/15/18	43,334,000	43,311,206
0.7500%, 1/31/18	64,309,000	64,169,321
3.5000%, 2/15/18	2,006,000	2,062,124
0.7500%, 2/28/18	31,444,000	31,367,843
0.7500%, 3/31/18	10,250,000	10,219,516
0.7500%, 4/15/18	29,942,000	29,846,904
0.7500%, 4/30/18	24,111,000	24,029,577
0.6250%, 6/30/18	1,972,000	1,959,356
1.3750%, 6/30/18	10,070,000	10,115,949
0.8750%, 7/15/18	47,924,000	47,764,221
0.7500%, 8/31/18	11,795,000	11,720,385
1.0000%, 9/15/18	13,524,000	13,493,273
0.7500%, 9/30/18	8,433,000	8,374,576
1.3750%, 9/30/18	10,093,000	10,129,173
0.8750%, 10/15/18	20,827,000	20,722,386
1.0000%, 11/30/18	20,068,000	19,999,588
1.3750%, 12/31/18	10,113,000	10,143,501
1.1250%, 1/15/19	2,324,000	2,319,003
0.8750%, 6/15/19	8,080,000	7,992,615
0.8750%, 9/15/19	14,038,000	13,848,347
Total United States Treasury Notes/Bonds (cost $403,620,064)		402,527,660
Investment Companies – 0.4%
Money Markets – 0.4%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $8,460,000)	8,460,000	8,460,000

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Schedule of Investments (Unaudited)

December 31, 2016

Shares or Principal Amounts		Value
U.S. Government Agency Notes – 6.3%
United States Treasury Bill:
0%, 1/12/17◊	$50,745,000	$50,739,925
0%, 3/16/17◊	50,745,000	50,694,255
0%, 6/22/17◊	4,811,000	4,796,928
0%, 11/9/17◊	37,222,000	36,966,620
Total U.S. Government Agency Notes (cost $143,210,661)		143,197,728
Total Investments (total cost $2,270,520,134) – 99.5%		2,271,337,979
Cash, Receivables and Other Assets, net of Liabilities – 0.5%		11,779,776
Net Assets – 100%		$2,283,117,755

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,020,244,551	88.9%
Belgium	59,496,323	2.6
Netherlands	39,856,699	1.8
United Kingdom	34,018,060	1.5
Canada	27,096,590	1.2
Singapore	17,873,751	0.8
Switzerland	17,528,793	0.8
Taiwan	14,260,141	0.6
Israel	14,043,944	0.6
France	11,791,469	0.5
Italy	8,647,193	0.4
Ireland	6,480,465	0.3

Total	$2,271,337,979	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Janus Short-Term Bond Fund

Notes to Schedule of Investments and Other Information (Unaudited)

Bloomberg Barclays 1-3 Year U.S. Government/Credit Index	Measures Treasuries, government-related issues and corporates with maturity between 1-3 years.

LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $261,941,675, which represents 11.5% of net assets.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ºº	Rate shown is the 7-day yield as of December 31, 2016.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	46,804,245	629,965,333	(668,309,578)	8,460,000	$—	$55,429	$8,460,000

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$159,243,482	$-
Bank Loans and Mezzanine Loans	-	63,441,979	-
Corporate Bonds	-	1,494,467,130	-
United States Treasury Notes/Bonds	-	402,527,660	-
Investment Companies	-	8,460,000	-
U.S. Government Agency Notes	-	143,197,728	-
Total Assets	$-	$2,271,337,979	$-

12	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Statement of Assets and Liabilities (Unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$2,270,520,134
Unaffiliated investments, at value	2,262,877,979
Affiliated investments, at value	8,460,000
Cash	318,361
Non-interested Trustees' deferred compensation	42,338
Receivables:
Interest	13,873,937
Fund shares sold	2,648,767
Dividends from affiliates	5,446
Other assets	54,465
Total Assets	2,288,281,293
Liabilities:
Payables:	—
Fund shares repurchased	3,300,470
Advisory fees	949,213
Transfer agent fees and expenses	403,184
Dividends	243,029
12b-1 Distribution and shareholder servicing fees	76,482
Non-interested Trustees' deferred compensation fees	42,338
Professional fees	25,364
Fund administration fees	19,783
Non-interested Trustees' fees and expenses	19,014
Custodian fees	2,558
Accrued expenses and other payables	82,103
Total Liabilities	5,163,538
Net Assets	$2,283,117,755

See Notes to Financial Statements.

Janus Investment Fund	13

Janus Short-Term Bond Fund

Statement of Assets and Liabilities (Unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$2,302,444,552
Undistributed net investment income/(loss)	(480,867)
Undistributed net realized gain/(loss) from investments	(19,663,778)
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	817,848
Total Net Assets	$2,283,117,755
Net Assets - Class A Shares	$131,491,057
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	43,561,932
Net Asset Value Per Share(1)	$3.02
Maximum Offering Price Per Share(2)	$3.10
Net Assets - Class C Shares	$50,113,034
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	16,616,623
Net Asset Value Per Share(1)	$3.02
Net Assets - Class D Shares	$184,843,259
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	61,149,797
Net Asset Value Per Share	$3.02
Net Assets - Class I Shares	$498,676,553
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	165,170,260
Net Asset Value Per Share	$3.02
Net Assets - Class N Shares	$34,144,927
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,305,512
Net Asset Value Per Share	$3.02
Net Assets - Class S Shares	$2,620,185
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	869,134
Net Asset Value Per Share	$3.01
Net Assets - Class T Shares	$1,381,228,740
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	456,933,504
Net Asset Value Per Share	$3.02

(1) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (2) Maximum offering price is computed at 100/97.5 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Statement of Operations (Unaudited)

For the period ended December 31, 2016

Investment Income:
Interest	$22,420,772
Dividends from affiliates	55,429
Other income	582,278
Total Investment Income	23,058,479
Expenses:
Advisory fees	6,727,994
12b-1Distribution and shareholder servicing fees:
Class A Shares	175,625
Class C Shares	257,763
Class S Shares	3,340
Transfer agent administrative fees and expenses:
Class D Shares	116,489
Class S Shares	3,340
Class T Shares	1,861,103
Transfer agent networking and omnibus fees:
Class A Shares	31,189
Class C Shares	17,037
Class I Shares	148,802
Other transfer agent fees and expenses:
Class A Shares	6,834
Class C Shares	3,077
Class D Shares	23,957
Class I Shares	11,224
Class N Shares	560
Class S Shares	48
Class T Shares	7,045
Fund administration fees	115,675
Shareholder reports expense	93,850
Registration fees	75,965
Non-interested Trustees’ fees and expenses	39,364
Professional fees	31,146
Custodian fees	6,958
Other expenses	86,121
Total Expenses	9,844,506
Less: Excess Expense Reimbursement	(1,241,307)
Net Expenses	8,603,199
Net Investment Income/(Loss)	14,455,280
Net Realized Gain/(Loss) on Investments:
Investments	1,134,500
Total Net Realized Gain/(Loss) on Investments	1,134,500
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	(18,769,461)
Total Change in Unrealized Net Appreciation/Depreciation	(18,769,461)
Net Increase/(Decrease) in Net Assets Resulting from Operations	$(3,179,681)

See Notes to Financial Statements.

Janus Investment Fund	15

Janus Short-Term Bond Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$14,455,280	$29,140,181
Net realized gain/(loss) on investments	1,134,500	(15,178,851)
Change in unrealized net appreciation/depreciation	(18,769,461)	16,976,632
Net Increase/(Decrease) in Net Assets Resulting from Operations	(3,179,681)	30,937,962
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(790,045)	(1,587,722)
Class C Shares	(102,236)	(205,940)
Class D Shares	(1,247,356)	(2,317,870)
Class I Shares	(3,541,750)	(6,517,157)
Class N Shares	(257,891)	(504,724)
Class S Shares	(12,823)	(27,021)
Class T Shares	(8,797,748)	(18,091,682)
Net Decrease from Dividends and Distributions to Shareholders	(14,749,849)	(29,252,116)
Capital Share Transactions:
Class A Shares	(8,008,492)	(14,879,202)
Class C Shares	(3,851,587)	(192,198)
Class D Shares	(5,500,808)	3,497,639
Class I Shares	(21,674,472)	76,670,129
Class N Shares	(1,288,164)	(2,668,259)
Class S Shares	(96,097)	122,222
Class T Shares	(117,338,565)	(234,399,917)
Net Increase/(Decrease) from Capital Share Transactions	(157,758,185)	(171,849,586)
Net Increase/(Decrease) in Net Assets	(175,687,715)	(170,163,740)
Net Assets:
Beginning of period	2,458,805,470	2,628,969,210
End of period	$2,283,117,755	$2,458,805,470

Undistributed Net Investment Income/(Loss)	$(480,867)	$(186,298)

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.04	$3.07		$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.03(1)	0.04(1)		0.04(1)	0.05	0.06
Net realized and unrealized gain/(loss)	(0.04)	—(2)	(0.03)		0.03	(0.01)	0.01
Total from Investment Operations	(0.02)	0.03	0.01		0.07	0.04	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.03)	(0.04)		(0.04)	(0.05)	(0.06)
Distributions (from capital gains)	—	—	—(2)		(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	(0.03)	(0.04)		(0.05)	(0.07)	(0.07)
Net Asset Value, End of Period	$3.02	$3.04	$3.04		$3.07	$3.05	$3.08
Total Return*	(0.09)%	1.07%	0.35%		2.33%	1.24%	2.18%
Net Assets, End of Period (in thousands)	$131,491	$140,541	$155,365		$171,464	$153,132	$423,210
Average Net Assets for the Period (in thousands)	$137,955	$149,362	$169,622		$164,880	$192,733	$387,633
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.90%	0.90%		0.85%	1.07%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.80%	0.80%	0.80%		0.77%	0.81%	0.80%
Ratio of Net Investment Income/(Loss)	1.11%	1.06%	1.21%		1.41%	1.49%	1.95%
Portfolio Turnover Rate	31%	78%	84%		78%	100%	93%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.03	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(1)	0.01(1)	0.01(1)	0.02(1)	0.02	0.04
Net realized and unrealized gain/(loss)	(0.03)	0.01	(0.04)	0.03	(0.01)	0.01
Total from Investment Operations	(0.02)	0.02	(0.03)	0.05	0.01	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.01)	(0.01)	(0.02)	(0.02)	(0.04)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	(0.01)	(0.01)	(0.03)	(0.04)	(0.05)
Net Asset Value, End of Period	$3.02	$3.04	$3.03	$3.07	$3.05	$3.08
Total Return*	(0.46)%	0.71%	(0.75)%	1.52%	0.46%	1.44%
Net Assets, End of Period (in thousands)	$50,113	$54,355	$54,465	$68,852	$78,276	$75,789
Average Net Assets for the Period (in thousands)	$52,190	$54,760	$61,751	$74,487	$78,430	$74,993
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.65%	1.58%	1.67%	1.68%	1.69%	1.66%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.55%	1.48%	1.57%	1.56%	1.55%	1.53%
Ratio of Net Investment Income/(Loss)	0.36%	0.37%	0.44%	0.60%	0.74%	1.23%
Portfolio Turnover Rate	31%	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Janus Short-Term Bond Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.05	$3.04	$3.08	$3.05	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.04(1)	0.05(1)	0.05	0.06
Net realized and unrealized gain/(loss)	(0.05)	0.01	(0.04)	0.04	(0.02)	0.01
Total from Investment Operations	(0.03)	0.05	—	0.09	0.03	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.04)	(0.04)	(0.05)	(0.05)	(0.06)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	(0.04)	(0.04)	(0.06)	(0.07)	(0.07)
Net Asset Value, End of Period	$3.02	$3.05	$3.04	$3.08	$3.05	$3.09
Total Return*	(0.33)%	1.56%	0.19%	2.77%	1.01%	2.30%
Net Assets, End of Period (in thousands)	$184,843	$191,793	$188,072	$201,587	$208,522	$207,395
Average Net Assets for the Period (in thousands)	$190,623	$189,850	$194,242	$202,309	$210,423	$207,647
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.76%	0.76%	0.76%	0.75%	0.77%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.64%	0.64%	0.64%	0.66%	0.69%	0.69%
Ratio of Net Investment Income/(Loss)	1.27%	1.22%	1.37%	1.51%	1.60%	2.07%
Portfolio Turnover Rate	31%	78%	84%	78%	100%	93%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.04	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.04(1)	0.04(1)	0.05(1)	0.05	0.07
Net realized and unrealized gain/(loss)	(0.04)	—(2)	(0.03)	0.03	(0.01)	0.01
Total from Investment Operations	(0.02)	0.04	0.01	0.08	0.04	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.04)	(0.04)	(0.05)	(0.05)	(0.07)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	(0.04)	(0.04)	(0.06)	(0.07)	(0.08)
Net Asset Value, End of Period	$3.02	$3.04	$3.04	$3.07	$3.05	$3.08
Total Return*	0.04%	1.32%	0.60%	2.54%	1.48%	2.43%
Net Assets, End of Period (in thousands)	$498,677	$524,171	$446,894	$391,360	$315,482	$275,345
Average Net Assets for the Period (in thousands)	$508,789	$496,267	$450,223	$356,795	$307,611	$387,327
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.66%	0.65%	0.65%	0.66%	0.66%	0.64%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.56%	0.54%	0.55%	0.56%	0.55%	0.55%
Ratio of Net Investment Income/(Loss)	1.36%	1.31%	1.46%	1.60%	1.73%	2.22%
Portfolio Turnover Rate	31%	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$3.04	$3.04	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(2)	0.04(2)	0.05(2)	0.05(2)	0.05	—(3)
Net realized and unrealized gain/(loss)	(0.04)	—(3)	(0.03)	0.03	(0.01)	—(3)
Total from Investment Operations	(0.02)	0.04	0.02	0.08	0.04	—
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	(0.04)	(0.05)	(0.05)	(0.05)	—(3)
Distributions (from capital gains)	—	—	—(3)	(0.01)	(0.02)	—
Total Dividends and Distributions	—	(0.04)	(0.05)	(0.06)	(0.07)	—
Net Asset Value, End of Period	$3.02	$3.04	$3.04	$3.07	$3.05	$3.08
Total Return*	0.07%	1.37%	0.66%	2.59%	1.48%	0.17%
Net Assets, End of Period (in thousands)	$34,145	$35,702	$38,345	$35,680	$37,619	$34,342
Average Net Assets for the Period (in thousands)	$35,506	$36,943	$38,577	$43,206	$37,659	$26,909
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.60%	0.59%	0.59%	0.59%	0.60%	0.61%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.50%	0.49%	0.49%	0.51%	0.55%	0.56%
Ratio of Net Investment Income/(Loss)	1.42%	1.36%	1.52%	1.60%	1.74%	1.80%
Portfolio Turnover Rate	31%	78%	84%	78%	100%	93%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.04	$3.03	$3.07	$3.05	$3.08	$3.08
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.01(2)	0.03(2)	0.03(2)	0.04(2)	0.04	0.05
Net realized and unrealized gain/(loss)	(0.04)	0.01	(0.04)	0.03	(0.01)	0.01
Total from Investment Operations	(0.03)	0.04	(0.01)	0.07	0.03	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	(0.03)	(0.03)	(0.04)	(0.04)	(0.05)
Distributions (from capital gains)	—	—	—(3)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	(0.03)	(0.03)	(0.05)	(0.06)	(0.06)
Net Asset Value, End of Period	$3.01	$3.04	$3.03	$3.07	$3.05	$3.08
Total Return*	(0.50)%	1.34%	(0.17)%	2.15%	1.03%	1.98%
Net Assets, End of Period (in thousands)	$2,620	$2,736	$2,609	$3,863	$5,149	$5,127
Average Net Assets for the Period (in thousands)	$2,622	$2,708	$3,366	$4,353	$5,117	$5,547
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.08%	1.09%	1.08%	1.09%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.97%	0.86%	0.99%	0.96%	0.99%	1.00%
Ratio of Net Investment Income/(Loss)	0.95%	0.99%	1.02%	1.20%	1.29%	1.77%
Portfolio Turnover Rate	31%	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Janus Short-Term Bond Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$3.05	$3.04	$3.08	$3.05	$3.09	$3.09
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.03(1)	0.04(1)	0.04(1)	0.05	0.06
Net realized and unrealized gain/(loss)	(0.05)	0.01	(0.04)	0.04	(0.02)	0.01
Total from Investment Operations	(0.03)	0.04	—	0.08	0.03	0.07
Less Dividends and Distributions:
Dividends (from net investment income)	—(2)	(0.03)	(0.04)	(0.04)	(0.05)	(0.06)
Distributions (from capital gains)	—	—	—(2)	(0.01)	(0.02)	(0.01)
Total Dividends and Distributions	—	(0.03)	(0.04)	(0.05)	(0.07)	(0.07)
Net Asset Value, End of Period	$3.02	$3.05	$3.04	$3.08	$3.05	$3.09
Total Return*	(0.38)%	1.46%	0.08%	2.67%	0.90%	2.18%
Net Assets, End of Period (in thousands)	$1,381,229	$1,509,507	$1,743,219	$2,123,511	$2,209,497	$2,022,283
Average Net Assets for the Period (in thousands)	$1,462,892	$1,604,829	$1,940,826	$2,130,299	$2,200,413	$1,915,783
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.85%	0.84%	0.84%	0.84%	0.85%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.74%	0.73%	0.74%	0.76%	0.80%	0.80%
Ratio of Net Investment Income/(Loss)	1.17%	1.12%	1.27%	1.37%	1.49%	1.95%
Portfolio Turnover Rate	31%	78%	84%	78%	100%	93%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies

Janus Short-Term Bond Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks as high a level of current income as is consistent with preservation of capital. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	21

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

22	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

Dividends are declared daily and distributed monthly for the Fund. Realized capital gains, if any, are declared and distributed in December. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes, or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective.

Janus Investment Fund	23

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives

24	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign

Janus Investment Fund	25

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Average Daily Net Assets of the Fund	Contractual Investment Advisory Fee (%)
First $300 Million	0.64
Over $300 Million	0.54

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.49% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

26	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability,

Janus Investment Fund	27

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

“Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 2.50% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1,367.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class A Shares paid CDSCs of $4,353 to Janus Distributors.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $2,446.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	79	1
Class S Shares	-	-
Class T Shares	-	-

28	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $42,544,672 in purchases and $3,223,885 in sales, resulting in a net realized loss of $24,366. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Accumulated capital losses noted below represent net capital loss carryovers, as of June 30, 2016, that may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. The following table shows these capital loss carryovers.

Capital Loss Carryover Schedule
For the year ended June 30, 2016
No Expiration
Short-Term	Long-Term	Accumulated Capital Losses
$(10,508,753)	$(10,021,218)	$ (20,529,971)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,270,479,961	$ 6,254,286	$ (5,396,268)	$ 858,018

Janus Investment Fund	29

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	8,510,061	$ 25,814,078	25,188,699	$ 76,186,099
Reinvested dividends and distributions	226,334	686,078	456,923	1,382,725
Shares repurchased	(11,387,003)	(34,508,648)	(30,581,544)	(92,448,026)
Net Increase/(Decrease)	(2,650,608)	$ (8,008,492)	(4,935,922)	$ (14,879,202)
Class C Shares:
Shares sold	2,411,507	$ 7,299,250	6,841,939	$ 20,649,184
Reinvested dividends and distributions	26,451	80,153	53,716	162,270
Shares repurchased	(3,708,644)	(11,230,990)	(6,955,056)	(21,003,652)
Net Increase/(Decrease)	(1,270,686)	$ (3,851,587)	(59,401)	$ (192,198)
Class D Shares:
Shares sold	7,111,815	$ 21,601,266	15,547,388	$ 47,079,397
Reinvested dividends and distributions	401,498	1,218,248	747,362	2,263,954
Shares repurchased	(9,337,785)	(28,320,322)	(15,145,956)	(45,845,712)
Net Increase/(Decrease)	(1,824,472)	$ (5,500,808)	1,148,794	$ 3,497,639
Class I Shares:
Shares sold	41,587,691	$ 126,122,005	119,494,397	$ 361,670,223
Reinvested dividends and distributions	833,207	2,525,780	1,598,327	4,836,503
Shares repurchased	(49,570,602)	(150,322,257)	(95,882,775)	(289,836,597)
Net Increase/(Decrease)	(7,149,704)	$ (21,674,472)	25,209,949	$ 76,670,129
Class N Shares:
Shares sold	696,713	$ 2,117,513	1,095,531	$ 3,317,486
Reinvested dividends and distributions	85,039	257,891	166,740	504,703
Shares repurchased	(1,208,174)	(3,663,568)	(2,146,100)	(6,490,448)
Net Increase/(Decrease)	(426,422)	$ (1,288,164)	(883,829)	$ (2,668,259)
Class S Shares:
Shares sold	135,495	$ 410,073	260,549	$ 786,111
Reinvested dividends and distributions	4,235	12,812	8,941	27,004
Shares repurchased	(171,181)	(518,982)	(228,745)	(690,893)
Net Increase/(Decrease)	(31,451)	$ (96,097)	40,745	$ 122,222
Class T Shares:
Shares sold	40,150,323	$ 121,995,969	110,175,770	$ 333,472,386
Reinvested dividends and distributions	2,882,158	8,745,455	5,919,764	17,932,450
Shares repurchased	(81,733,714)	(248,079,989)	(193,529,647)	(585,804,753)
Net Increase/(Decrease)	(38,701,233)	$(117,338,565)	(77,434,113)	$(234,399,917)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$550,901,512	$ 781,412,394	$ 170,070,968	$ 265,863,724

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-

30	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes to Financial Statements (Unaudited)

owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund’s financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Janus Short-Term Bond Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

32	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	33

Janus Short-Term Bond Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

34	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	35

Janus Short-Term Bond Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

36	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	37

Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

38	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	39

Janus Short-Term Bond Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40	DECEMBER 31, 2016

Janus Short-Term Bond Fund

Notes

NotesPage1

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7579				125-24-93030 02-17

SEMIANNUAL REPORT December 31, 2016

Perkins Large Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Large Cap Value Fund

Perkins Large Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2016, Perkins Large Cap Value Fund’s Class I Shares returned 7.57%, underperforming its Russell 1000 Value Index benchmark, which returned 10.39%. Relative detractors included our overweight allocations to health care and consumer staples. Our underweight in utilities aided relative returns, as did stock selection and our underweight allocation in real estate.

MARKET ENVIRONMENT

Equity markets got a boost from the results of the U.S. election during the period. Investors expect the Trump administration to usher in a more business-friendly regime as a result of less regulation, lower corporate tax rates and fiscal stimulus, all of which would be expected to provide a better environment for faster economic growth. Interest rates also increased as the Federal Reserve responded to higher levels of employment and inflation. Higher rates were beneficial to bank stocks but weighed on telecommunication and utilities, which tend to have high dividend yields and be viewed as bond proxies, making them sensitive to rate moves. Industrials, materials and energy stocks rallied on a recovery in commodity prices during the year and the decision of the Organization of the Petroleum Exporting Countries (OPEC) to cut production in 2017.

DETRACTORS

UK-based wireless carrier Vodafone was the leading detractor during the period. The company reported lower-than-expected revenue and reduced forward guidance during the period, which weighed on the stock. The revenue miss was largely because of weakness in India and certain regions in Europe. That said, management did a good job controlling costs, and Vodafone reported a slight beat in earnings before interest, tax, depreciation and amortization (EBITDA) on cost controls. We continue to believe that the company has a dominant position in most of its end markets that should translate into better revenue trends in the future. Additionally, its valuation remains attractive with a healthy dividend yield, and we expect that management will continue to be disciplined on costs. These factors led us to maintain our position.

Swiss-based pharmaceutical manufacturer Novartis also underperformed as concerns about U.S. drug pricing have weighed on pharmaceutical valuations in general. We believe the company will eventually be able to improve the performance of the Alcon business segment focused on eye care as well as a recently launched cardiovascular drug. Overall, we continue to believe the company has the potential for stable, long-term growth while trading at an attractive valuation.

Mead Johnson, a manufacturer of infant formula, was another leading detractor. The company has approximately 75% of its sales in emerging markets, including roughly 30% in China. Amid a weaker period for consumer staples stocks in general, Mead shares were down as management lowered revenue forecasts as a result of macro issues and ongoing competition in China. However, we believe that the relaxation of the one child policy in China as well as new premium formula offerings will help fix the sales issue there. We continue to like the long-term fundamentals of the infant formula market, particularly in emerging markets, and took advantage of the stock price weakness to add to our position.

CONTRIBUTORS

Global banking giant Citigroup was the leading contributor during the period as the banking sector had a strong rally in the wake of the election and subsequent revisions to macroeconomic expectations. In addition, quarterly earnings benefited significantly from better trading results. Although Citigroup is more asset sensitive than its peers and should benefit more from higher interest rates, Citigroup underperformed the KBW Bank Index – a measure of the U.S. banking sector – largely due to

Janus Investment Fund	1

Perkins Large Cap Value Fund (unaudited)

expectations that it will not benefit as much from potential tax reform. Citigroup will potentially lose a part of its sizable deferred tax assets and earns a greater percentage of revenues outside of the U.S. However, Citigroup stands to benefit significantly from a more favorable regulatory environment and we believe the valuation discount relative to peers and the shares trading at a discount to tangible book value as unwarranted. We maintained our position in Citigroup.

Another beneficiary of the post-election rally in the banking sector was Fifth Third Bancorp, which outperformed the KBW Bank Index during the period. A reduction in expense guidance for the full year 2016 – which had previously been a source of disappointment – was also additive to the stock’s performance. Management continues to aggressively manage expenses and expects an $800 million impact from current initiatives by 2019.

Regional bank PNC also benefited from the banking sector’s rally following the election. Potential tax reform also drove speculation that PNC could explore a sale of its stake in asset manager BlackRock which is valued at multiples of where it is carried on PNC’s balance sheet. In addition, PNC stands to benefit from a gain on a related deferred tax liability under the expected lower corporate tax rate which could generate a meaningful increase in regulatory capital. We took advantage of the rally in the shares to reduce some of our holdings, but continue to hold a meaningful position.

OUTLOOK AND POSITIONING

In our view, U.S. equity markets have priced in a future in which both the corporate and individual tax structure is overhauled, regulatory burdens are greatly reduced and fiscal stimulus is increased resulting in a pro-growth backdrop that leads to faster GDP growth. This new environment has been priced into the equity markets despite much uncertainty about what the incoming Trump administration will do and whether Congress will approve its proposals. With a Shiller price-to-earnings (P/E) ratio (using 10 years of inflation adjusted earnings data) of 28x we believe stocks are not cheap. There are a number of unknowns which the market is ignoring, in our opinion, including the new administration’s plan for trade policies which could be wildly inflationary as proposed in current form, disruptive of world trade, and also devastating for some industries that rely on importing finished goods from cheaper locales. On a positive note, those companies whose production and sales activities are entirely within U.S. borders could see a significantly reduced tax bill. Given this amount of uncertainty, the exuberance that stocks have displayed since the election and the potential headwind if interest rates rise substantially, we believe that there is little margin for error in equity prices.

From a positioning standpoint, we remain overweight regional banks given the potential for improving fundamentals from higher interest rates and meaningful regulatory easing. While banks benefit from tax cuts and a better regulatory environment just as many other industries would, they are unique in that while many non-bank stocks are pricing in what could happen, for banks, some of the improvements that will help drive earnings, such as higher interest rates and a steeper yield curve, have already occurred. Moreover bank valuations have only partially recovered to their levels of the previous decade. We remain overweight health care, specifically pharmaceuticals. Although there is heightened scrutiny over drug prices, we feel that is somewhat reflected in valuations that are below the market multiple in many cases and still have healthy dividends. We view our overweight in consumer staples as a good counterbalance to the portfolio should volatility in the market increase given various factors previously mentioned. Additionally, the sector has been revalued lower given the move higher in interest rates.

While disappointed with the Fund’s underperformance, our primary focus continues to be fulfilling our client commitment by striving to minimize downside losses while participating in market gains. We believe this should position us to compound returns at a higher rate over a complete market cycle with lower volatility. Three process elements which are routine at Perkins help us in our effort to fulfill our client commitment. First, we take a careful measure of balance sheet leverage. Many companies, including those with predictable earnings streams, have increased their debt burdens in recent years to finance mergers and acquisitions (M&A), stock buybacks and dividends. That said, it remains imperative to maintain this focus because hiccups can and sometimes do occur. Second, we consider whether a company has a strong industry position and focus on those which we believe have a durable competitive advantage. A substantial competitive moat can serve the dual purpose of protecting a business during tough times and enabling it to prosper during good times. Finally, we sketch out a downside scenario. Knowing how much you could lose before buying – having a keen awareness of the negative possibilities – may be the most powerful tool when

2	DECEMBER 31, 2016

Perkins Large Cap Value Fund (unaudited)

attempting to minimize downside losses. We are certainly aware of the need to participate on the upside, but given the current valuations in the market and after a powerful rally over the past 11 months, focusing on the downside risks remains at the forefront of our thinking.

Thank you for your investment with us in the Perkins Large Cap Value Fund.

Janus Investment Fund	3

Perkins Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Citigroup Inc	0.82%	Vodafone Group PLC (ADR)	-0.34%
	Fifth Third Bancorp	0.79%	Novartis AG (ADR)	-0.27%
	PNC Financial Services Group Inc	0.73%	Mead Johnson Nutrition Co	-0.26%
	US Bancorp	0.67%	Pfizer Inc	-0.22%
	American International Group Inc	0.63%	CVS Health Corp	-0.21%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	0.60%	2.73%	6.45%
	Real Estate	0.41%	2.09%	3.19%
	Materials	0.06%	3.73%	2.86%
	Consumer Discretionary	0.02%	4.60%	4.80%
	Energy	-0.04%	10.04%	13.32%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-0.64%	25.18%	26.05%
	Other**	-0.52%	5.14%	0.00%
	Consumer Staples	-0.49%	12.16%	8.66%
	Health Care	-0.48%	14.29%	11.26%
	Information Technology	-0.46%	8.86%	9.79%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2016

Perkins Large Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Exxon Mobil Corp
Oil, Gas & Consumable Fuels	3.4%
Pfizer Inc
Pharmaceuticals	3.2%
Johnson & Johnson
Pharmaceuticals	3.0%
Wells Fargo & Co
Banks	2.9%
US Bancorp
Banks	2.9%
15.4%

Asset Allocation - (% of Net Assets)
Common Stocks	94.9%
Repurchase Agreements	5.6%
Other	(0.5)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	5

Perkins Large Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	7.38%	11.88%	11.37%	11.45%	0.96%	0.92%
Class A Shares at MOP	1.18%	5.43%	10.06%	10.63%
Class C Shares at NAV	7.07%	11.17%	10.65%	10.69%	1.75%	1.71%
Class C Shares at CDSC	6.07%	10.17%	10.65%	10.69%
Class D Shares(1)	7.59%	12.20%	11.58%	11.47%	0.81%	0.75%
Class I Shares	7.57%	12.23%	11.69%	11.77%	0.73%	0.70%
Class N Shares	7.56%	12.30%	11.69%	11.77%	0.63%	0.61%
Class S Shares	7.43%	11.97%	11.34%	11.35%	1.14%	1.11%
Class T Shares	7.50%	12.11%	11.48%	11.48%	0.89%	0.86%
Russell 1000 Value Index	10.39%	17.34%	14.80%	13.57%
Morningstar Quartile - Class I Shares	-	4th	4th	3rd
Morningstar Ranking - based on total returns for Large Value Funds	-	1,003/1,301	894/1,106	783/1,035

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	DECEMBER 31, 2016

Perkins Large Cap Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class I Shares, and Class S Shares commenced operations on July 6, 2009, after the reorganization of each class of the predecessor fund into corresponding shares of the Fund. Performance shown for each class for periods prior to July 6, 2009, reflects the historical performance of each corresponding class of the predecessor fund prior to the reorganization, calculated using the fees and expenses of the corresponding class of the predecessor fund respectively, net of any applicable fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010. Performance shown for the periods July 6, 2009 to February 16, 2010, reflects the performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers. Performance shown for the periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares prior to the reorganization of Class I Shares of the predecessor fund into Class I Shares of the Fund, calculated using the fees and expenses of Class D Shares, without the effect of any fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for periods prior to May 31, 2012, reflects the historical performance of the Fund’s Class I Shares, calculated using the fees and expenses of Class I Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares commenced operations on July 6, 2009. Performance shown for periods prior to July 6, 2009, reflects the historical performance of the predecessor fund’s Class I Shares, calculated using the fees and expenses of Class T Shares, without the effect of any fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – December 31, 2008

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins Large Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,073.80	$4.97	$1,000.00	$1,020.42	$4.84	0.95%
Class C Shares	$1,000.00	$1,070.70	$8.35	$1,000.00	$1,017.14	$8.13	1.60%
Class D Shares	$1,000.00	$1,075.90	$3.98	$1,000.00	$1,021.37	$3.87	0.76%
Class I Shares	$1,000.00	$1,075.70	$3.71	$1,000.00	$1,021.63	$3.62	0.71%
Class N Shares	$1,000.00	$1,075.60	$3.19	$1,000.00	$1,022.13	$3.11	0.61%
Class S Shares	$1,000.00	$1,074.30	$5.18	$1,000.00	$1,020.21	$5.04	0.99%
Class T Shares	$1,000.00	$1,075.00	$4.50	$1,000.00	$1,020.87	$4.38	0.86%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 94.9%
Aerospace & Defense – 1.4%
United Technologies Corp	21,380	$2,343,676
Banks – 13.7%
CIT Group Inc	67,767	2,892,296
Citigroup Inc	72,132	4,286,805
Fifth Third Bancorp	95,768	2,582,863
PNC Financial Services Group Inc	28,203	3,298,623
US Bancorp	93,051	4,780,030
Wells Fargo & Co	87,770	4,837,005
		22,677,622
Beverages – 1.4%
PepsiCo Inc	22,655	2,370,393
Capital Markets – 1.7%
Invesco Ltd	90,217	2,737,184
Chemicals – 2.7%
Potash Corp of Saskatchewan Inc	104,617	1,892,522
Westlake Chemical Corp	45,195	2,530,468
		4,422,990
Commercial Services & Supplies – 0.9%
Republic Services Inc	27,313	1,558,207
Communications Equipment – 0.9%
Cisco Systems Inc	51,833	1,566,393
Consumer Finance – 1.2%
American Express Co	26,128	1,935,562
Containers & Packaging – 1.7%
Crown Holdings Inc*	53,917	2,834,417
Diversified Financial Services – 1.7%
Berkshire Hathaway Inc*	17,281	2,816,457
Diversified Telecommunication Services – 2.6%
Verizon Communications Inc	79,299	4,232,981
Electric Utilities – 3.5%
Great Plains Energy Inc	66,670	1,823,424
PPL Corp	117,968	4,016,810
		5,840,234
Electrical Equipment – 1.3%
AMETEK Inc	43,663	2,122,022
Energy Equipment & Services – 1.4%
Schlumberger Ltd	26,918	2,259,766
Equity Real Estate Investment Trusts (REITs) – 3.2%
AvalonBay Communities Inc	7,435	1,317,110
Equity Residential	36,367	2,340,580
Weyerhaeuser Co	56,488	1,699,724
		5,357,414
Food & Staples Retailing – 1.0%
CVS Health Corp	20,331	1,604,319
Food Products – 5.3%
Conagra Brands Inc	103,482	4,092,713
General Mills Inc	23,918	1,477,415
JM Smucker Co	9,372	1,200,178
Mead Johnson Nutrition Co	28,676	2,029,114
		8,799,420
Health Care Providers & Services – 3.5%
AmerisourceBergen Corp	38,848	3,037,525
Laboratory Corp of America Holdings*	21,799	2,798,556
		5,836,081
Household Products – 2.1%
Procter & Gamble Co	40,792	3,429,791
Industrial Conglomerates – 2.4%
General Electric Co	77,372	2,444,955

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Industrial Conglomerates – (continued)
Honeywell International Inc	13,646	$1,580,889
		4,025,844
Information Technology Services – 1.0%
Total System Services Inc	34,197	1,676,679
Insurance – 5.0%
American International Group Inc	50,234	3,280,783
Chubb Ltd	11,822	1,561,923
XL Group Ltd	94,637	3,526,175
		8,368,881
Internet Software & Services – 1.8%
Alphabet Inc - Class A*	3,857	3,056,480
Media – 3.6%
Omnicom Group Inc	27,801	2,366,143
Time Warner Inc	17,512	1,690,433
Walt Disney Co	17,719	1,846,674
		5,903,250
Multiline Retail – 1.1%
Target Corp	25,630	1,851,255
Oil, Gas & Consumable Fuels – 8.5%
Exxon Mobil Corp	62,002	5,596,300
HollyFrontier Corp	69,573	2,279,211
Noble Energy Inc	81,094	3,086,438
Occidental Petroleum Corp	44,833	3,193,455
		14,155,404
Personal Products – 1.4%
Unilever PLC (ADR)	58,258	2,371,101
Pharmaceuticals – 9.2%
Johnson & Johnson	42,431	4,888,475
Merck & Co Inc	34,339	2,021,537
Novartis AG (ADR)	40,044	2,916,805
Pfizer Inc	165,256	5,367,515
		15,194,332
Road & Rail – 1.3%
CSX Corp	59,210	2,127,415
Semiconductor & Semiconductor Equipment – 0.9%
Analog Devices Inc	20,522	1,490,308
Software – 5.0%
Check Point Software Technologies Ltd*	27,244	2,301,028
Microsoft Corp	27,789	1,726,808
Oracle Corp	111,145	4,273,525
		8,301,361
Technology Hardware, Storage & Peripherals – 0.6%
Western Digital Corp	13,511	918,072
Trading Companies & Distributors – 0.6%
Fastenal Co	19,984	938,848
Wireless Telecommunication Services – 1.3%
Vodafone Group PLC (ADR)	87,531	2,138,382
Total Common Stocks (cost $129,022,189)		157,262,541
Repurchase Agreements – 5.6%
Undivided interest of 25.5% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $9,400,501 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520 (cost $9,400,000)	$9,400,000	9,400,000
Total Investments (total cost $138,422,189) – 100.5%		166,662,541
Liabilities, net of Cash, Receivables and Other Assets – (0.5)%		(899,132)
Net Assets – 100%		$165,763,409

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$151,516,528	90.9%
United Kingdom	4,509,483	2.7
Ireland	3,526,175	2.1
Switzerland	2,916,805	1.8
Israel	2,301,028	1.4
Canada	1,892,522	1.1

Total	$166,662,541	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Large Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$157,262,541	$-	$-
Repurchase Agreements	-	9,400,000	-
Total Assets	$157,262,541	$9,400,000	$-

12	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$138,422,189
Investments, at value	157,262,541
Repurchase agreements, at value	9,400,000
Cash	16,738
Non-interested Trustees' deferred compensation	2,822
Receivables:
Dividends	339,583
Investments sold	167,310
Fund shares sold	114,684
Interest	376
Other assets	1,950
Total Assets	167,306,004
Liabilities:
Payables:	—
Investments purchased	1,341,525
Advisory fees	75,339
Fund shares repurchased	69,079
Transfer agent fees and expenses	17,680
Professional fees	16,560
Non-interested Trustees' deferred compensation fees	2,822
12b-1 Distribution and shareholder servicing fees	2,730
Fund administration fees	1,416
Non-interested Trustees' fees and expenses	1,267
Custodian fees	709
Accrued expenses and other payables	13,468
Total Liabilities	1,542,595
Net Assets	$165,763,409

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Large Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$135,979,226
Undistributed net investment income/(loss)	(13,104)
Undistributed net realized gain/(loss) from investments	1,556,935
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	28,240,352
Total Net Assets	$165,763,409
Net Assets - Class A Shares	$3,934,579
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	253,780
Net Asset Value Per Share(2)	$15.50
Maximum Offering Price Per Share(3)	$16.45
Net Assets - Class C Shares	$1,958,931
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	127,785
Net Asset Value Per Share(2)	$15.33
Net Assets - Class D Shares	$46,352,758
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,008,623
Net Asset Value Per Share	$15.41
Net Assets - Class I Shares	$35,349,605
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,284,576
Net Asset Value Per Share	$15.47
Net Assets - Class N Shares	$72,684,900
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,706,264
Net Asset Value Per Share	$15.44
Net Assets - Class S Shares	$279,367
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,863
Net Asset Value Per Share	$15.64
Net Assets - Class T Shares	$5,203,269
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	338,148
Net Asset Value Per Share	$15.39

(1) Includes cost of repurchase agreements of $9,400,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$1,959,253
Interest	11,444
Other income	25
Foreign tax withheld	(3,455)
Total Investment Income	1,967,267
Expenses:
Advisory fees	409,827
12b-1Distribution and shareholder servicing fees:
Class A Shares	4,313
Class C Shares	8,996
Class S Shares	342
Transfer agent administrative fees and expenses:
Class D Shares	23,976
Class S Shares	342
Class T Shares	6,249
Transfer agent networking and omnibus fees:
Class A Shares	1,312
Class C Shares	1,005
Class I Shares	19,708
Other transfer agent fees and expenses:
Class A Shares	170
Class C Shares	117
Class D Shares	4,242
Class I Shares	833
Class N Shares	1,082
Class T Shares	57
Registration fees	48,939
Professional fees	18,943
Shareholder reports expense	7,851
Fund administration fees	7,802
Non-interested Trustees’ fees and expenses	2,693
Custodian fees	1,777
Other expenses	501
Total Expenses	571,077
Less: Excess Expense Reimbursement	(3,799)
Net Expenses	567,278
Net Investment Income/(Loss)	1,399,989
Net Realized Gain/(Loss) on Investments:
Investments	5,108,632
Total Net Realized Gain/(Loss) on Investments	5,108,632
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	5,048,512
Total Change in Unrealized Net Appreciation/Depreciation	5,048,512
Net Increase/(Decrease) in Net Assets Resulting from Operations	$11,557,133

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Large Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$1,399,989	$2,576,075
Net realized gain/(loss) on investments	5,108,632	9,995,516
Change in unrealized net appreciation/depreciation	5,048,512	(9,182,433)
Net Increase/(Decrease) in Net Assets Resulting from Operations	11,557,133	3,389,158
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(59,469)	(46,038)
Class C Shares	(12,767)	(22,466)
Class D Shares	(732,186)	(533,313)
Class I Shares	(578,814)	(573,501)
Class N Shares	(1,256,284)	(1,210,834)
Class S Shares	(3,783)	(3,400)
Class T Shares	(79,985)	(47,887)
Total Dividends from Net Investment Income	(2,723,288)	(2,437,439)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(265,966)	(131,493)
Class C Shares	(131,742)	(90,603)
Class D Shares	(2,970,343)	(1,318,194)
Class I Shares	(2,341,660)	(1,394,504)
Class N Shares	(4,764,442)	(2,720,708)
Class S Shares	(18,034)	(9,329)
Class T Shares	(344,327)	(127,544)
Total Distributions from Net Realized Gain from Investment Transactions	(10,836,514)	(5,792,375)
Net Decrease from Dividends and Distributions to Shareholders	(13,559,802)	(8,229,814)
Capital Share Transactions:
Class A Shares	179,000	33,501
Class C Shares	(120,529)	(710,581)
Class D Shares	10,796,449	(829,981)
Class I Shares	(3,446,181)	(509,538)
Class N Shares	757,579	(4,060,976)
Class S Shares	21,817	9,226
Class T Shares	(444,421)	1,934,695
Net Increase/(Decrease) from Capital Share Transactions	7,743,714	(4,133,654)
Net Increase/(Decrease) in Net Assets	5,741,045	(8,974,310)
Net Assets:
Beginning of period	160,022,364	168,996,674
End of period	$165,763,409	$160,022,364

Undistributed Net Investment Income/(Loss)	$(13,104)	$1,310,195

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$15.67	$16.16	$16.90		$15.62	$13.44	$14.21
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.22(1)	0.21(1)		0.28(1)	0.15	0.12
Net realized and unrealized gain/(loss)	1.04	0.09	0.18		2.64	2.48	(0.07)
Total from Investment Operations	1.16	0.31	0.39		2.92	2.63	0.05
Less Dividends and Distributions:
Dividends (from net investment income)	(0.24)	(0.21)	(0.24)		(0.15)	(0.18)	(0.14)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)		(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(1.33)	(0.80)	(1.13)		(1.64)	(0.45)	(0.82)
Net Asset Value, End of Period	$15.50	$15.67	$16.16		$16.90	$15.62	$13.44
Total Return*	7.38%	2.16%	2.14%		19.70%	19.96%	0.75%
Net Assets, End of Period (in thousands)	$3,935	$3,823	$3,952		$3,603	$3,390	$2,977
Average Net Assets for the Period (in thousands)	$3,379	$3,491	$3,806		$3,600	$3,182	$2,598
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.95%	0.96%	0.95%		0.90%	1.15%	1.13%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.93%	0.93%		0.81%	1.14%	1.13%
Ratio of Net Investment Income/(Loss)	1.46%	1.40%	1.25%		1.71%	1.05%	1.16%
Portfolio Turnover Rate	18%	39%	39%		34%	45%	52%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.43	$15.99	$16.67	$15.44	$13.28	$14.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.09(1)	0.15(1)	0.16(1)	0.06	0.04
Net realized and unrealized gain/(loss)	1.03	0.09	0.17	2.62	2.44	(0.08)
Total from Investment Operations	1.10	0.18	0.32	2.78	2.50	(0.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.15)	(0.11)	(0.06)	(0.07)	—(2)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(1.20)	(0.74)	(1.00)	(1.55)	(0.34)	(0.68)
Net Asset Value, End of Period	$15.33	$15.43	$15.99	$16.67	$15.44	$13.28
Total Return*	7.07%	1.33%	1.80%	18.92%	19.08%	0.01%
Net Assets, End of Period (in thousands)	$1,959	$2,089	$2,925	$3,252	$3,014	$2,629
Average Net Assets for the Period (in thousands)	$2,019	$2,395	$3,243	$3,249	$2,740	$2,157
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.60%	1.72%	1.29%	1.57%	1.80%	1.92%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.60%	1.70%	1.27%	1.55%	1.80%	1.92%
Ratio of Net Investment Income/(Loss)	0.82%	0.61%	0.89%	0.98%	0.38%	0.34%
Portfolio Turnover Rate	18%	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Large Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.58	$16.08	$16.79	$15.57	$13.39	$14.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.24(1)	0.23(1)	0.28(1)	0.18	0.17
Net realized and unrealized gain/(loss)	1.06	0.09	0.19	2.64	2.48	(0.09)
Total from Investment Operations	1.19	0.33	0.42	2.92	2.66	0.08
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.24)	(0.24)	(0.21)	(0.21)	(0.16)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(1.36)	(0.83)	(1.13)	(1.70)	(0.48)	(0.84)
Net Asset Value, End of Period	$15.41	$15.58	$16.08	$16.79	$15.57	$13.39
Total Return*	7.59%	2.32%	2.32%	19.77%	20.25%	0.96%
Net Assets, End of Period (in thousands)	$46,353	$36,422	$38,280	$41,764	$32,031	$17,997
Average Net Assets for the Period (in thousands)	$39,131	$36,265	$40,418	$36,849	$24,538	$16,727
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.78%	0.81%	0.80%	0.83%	0.84%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.76%	0.75%	0.76%	0.80%	0.84%	0.95%
Ratio of Net Investment Income/(Loss)	1.67%	1.58%	1.41%	1.74%	1.36%	1.33%
Portfolio Turnover Rate	18%	39%	39%	34%	45%	52%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.64	$16.14	$16.86	$15.62	$13.42	$14.17
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.25(1)	0.25(1)	0.31(1)	0.31	0.35
Net realized and unrealized gain/(loss)	1.05	0.08	0.18	2.65	2.37	(0.25)
Total from Investment Operations	1.19	0.33	0.43	2.96	2.68	0.10
Less Dividends and Distributions:
Dividends (from net investment income)	(0.27)	(0.24)	(0.26)	(0.23)	(0.21)	(0.17)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(1.36)	(0.83)	(1.15)	(1.72)	(0.48)	(0.85)
Net Asset Value, End of Period	$15.47	$15.64	$16.14	$16.86	$15.62	$13.42
Total Return*	7.57%	2.34%	2.42%	19.98%	20.43%	1.13%
Net Assets, End of Period (in thousands)	$35,350	$39,119	$40,779	$47,672	$40,943	$47,846
Average Net Assets for the Period (in thousands)	$38,526	$38,044	$43,597	$44,830	$43,013	$106,448
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.71%	0.73%	0.71%	0.64%	0.71%	0.77%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.71%	0.70%	0.68%	0.62%	0.71%	0.77%
Ratio of Net Investment Income/(Loss)	1.70%	1.62%	1.48%	1.91%	1.47%	1.53%
Portfolio Turnover Rate	18%	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Financial Highlights

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$15.63	$16.13	$16.85	$15.61	$13.43	$12.91
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.15(2)	0.26(2)	0.26(2)	0.31(2)	0.16	—(3)
Net realized and unrealized gain/(loss)	1.04	0.09	0.18	2.65	2.53	0.52
Total from Investment Operations	1.19	0.35	0.44	2.96	2.69	0.52
Less Dividends and Distributions:
Dividends (from net investment income)	(0.29)	(0.26)	(0.27)	(0.23)	(0.24)	—
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)	—
Total Dividends and Distributions	(1.38)	(0.85)	(1.16)	(1.72)	(0.51)	—
Net Asset Value, End of Period	$15.44	$15.63	$16.13	$16.85	$15.61	$13.43
Total Return*	7.56%	2.48%	2.46%	19.98%	20.45%	4.03%
Net Assets, End of Period (in thousands)	$72,685	$72,618	$78,999	$48,684	$49,186	$66,766
Average Net Assets for the Period (in thousands)	$72,872	$73,467	$65,449	$46,719	$69,975	$48,137
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.61%	0.63%	0.64%	0.64%	0.68%	0.72%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.61%	0.61%	0.62%	0.62%	0.68%	0.72%
Ratio of Net Investment Income/(Loss)	1.82%	1.71%	1.55%	1.88%	1.52%	0.66%
Portfolio Turnover Rate	18%	39%	39%	34%	45%	52%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.78	$16.26	$17.01	$15.62	$13.41	$14.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(2)	0.24(2)	0.18(2)	0.22(2)	0.27	0.14
Net realized and unrealized gain/(loss)	1.06	0.08	0.18	2.71	2.34	(0.10)
Total from Investment Operations	1.18	0.32	0.36	2.93	2.61	0.04
Less Dividends and Distributions:
Dividends (from net investment income)	(0.23)	(0.21)	(0.22)	(0.05)	(0.13)	(0.10)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(1.32)	(0.80)	(1.11)	(1.54)	(0.40)	(0.78)
Net Asset Value, End of Period	$15.64	$15.78	$16.26	$17.01	$15.62	$13.41
Total Return*	7.43%	2.26%	1.95%	19.68%	19.84%	0.67%
Net Assets, End of Period (in thousands)	$279	$260	$258	$249	$480	$680
Average Net Assets for the Period (in thousands)	$269	$252	$255	$327	$508	$656
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.12%	1.14%	1.13%	1.15%	1.19%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.99%	0.81%	1.11%	0.98%	1.19%	1.19%
Ratio of Net Investment Income/(Loss)	1.43%	1.51%	1.06%	1.32%	0.98%	1.08%
Portfolio Turnover Rate	18%	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from May 31, 2012 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Large Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.56	$16.05	$16.77	$15.55	$13.37	$14.13
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.23(1)	0.22(1)	0.27(1)	0.17	0.16
Net realized and unrealized gain/(loss)	1.04	0.09	0.18	2.63	2.48	(0.10)
Total from Investment Operations	1.17	0.32	0.40	2.90	2.65	0.06
Less Dividends and Distributions:
Dividends (from net investment income)	(0.25)	(0.22)	(0.23)	(0.19)	(0.20)	(0.14)
Distributions (from capital gains)	(1.09)	(0.59)	(0.89)	(1.49)	(0.27)	(0.68)
Total Dividends and Distributions	(1.34)	(0.81)	(1.12)	(1.68)	(0.47)	(0.82)
Net Asset Value, End of Period	$15.39	$15.56	$16.05	$16.77	$15.55	$13.37
Total Return*	7.50%	2.28%	2.20%	19.67%	20.21%	0.84%
Net Assets, End of Period (in thousands)	$5,203	$5,691	$3,804	$4,094	$3,055	$2,262
Average Net Assets for the Period (in thousands)	$4,902	$3,962	$4,050	$3,400	$2,531	$2,236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.86%	0.89%	0.89%	0.89%	0.94%	1.00%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.86%	0.83%	0.86%	0.86%	0.94%	1.00%
Ratio of Net Investment Income/(Loss)	1.56%	1.51%	1.31%	1.68%	1.25%	1.27%
Portfolio Turnover Rate	18%	39%	39%	34%	45%	52%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Large Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is

Janus Investment Fund	21

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of

22	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of

Janus Investment Fund	23

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

24	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$9,400,000	$—	$(9,400,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 1000® Value Index.

Janus Investment Fund	25

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.50%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.75% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class

26	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested

Janus Investment Fund	27

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $612.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $43.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class N Shares	96	42
Class S Shares	100	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

28	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 138,548,360	$29,686,372	$ (1,572,191)	$ 28,114,181

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	88,702	$ 1,448,025	70,600	$ 1,096,947
Reinvested dividends and distributions	18,787	293,821	9,491	140,562
Shares repurchased	(97,722)	(1,562,846)	(80,556)	(1,204,008)
Net Increase/(Decrease)	9,767	$ 179,000	(465)	$ 33,501
Class C Shares:
Shares sold	17,336	$ 277,736	44,458	$ 673,424
Reinvested dividends and distributions	6,759	104,500	6,250	91,503
Shares repurchased	(31,710)	(502,765)	(98,188)	(1,475,508)
Net Increase/(Decrease)	(7,615)	$ (120,529)	(47,480)	$ (710,581)
Class D Shares:
Shares sold	647,407	$10,535,314	386,763	$ 5,840,328
Reinvested dividends and distributions	229,861	3,572,046	124,658	1,834,971
Shares repurchased	(205,656)	(3,310,911)	(554,368)	(8,505,280)
Net Increase/(Decrease)	671,612	$10,796,449	(42,947)	$ (829,981)
Class I Shares:
Shares sold	69,640	$ 1,111,109	25,345	$ 387,529
Reinvested dividends and distributions	182,958	2,854,151	130,787	1,931,726
Shares repurchased	(468,545)	(7,411,441)	(182,216)	(2,828,793)
Net Increase/(Decrease)	(215,947)	$ (3,446,181)	(26,084)	$ (509,538)
Class N Shares:
Shares sold	46,277	$ 743,219	152,918	$ 2,318,536
Reinvested dividends and distributions	386,688	6,020,726	266,545	3,931,542
Shares repurchased	(373,825)	(6,006,366)	(670,784)	(10,311,054)
Net Increase/(Decrease)	59,140	$ 757,579	(251,321)	$(4,060,976)
Class S Shares:
Shares sold	-	$ -	-	$ -
Reinvested dividends and distributions	1,383	21,817	853	12,729
Shares repurchased	-	-	(250)	(3,503)
Net Increase/(Decrease)	1,383	$ 21,817	603	$ 9,226
Class T Shares:
Shares sold	61,158	$ 986,654	242,089	$ 3,673,625
Reinvested dividends and distributions	27,098	420,555	11,595	170,449
Shares repurchased	(115,882)	(1,851,630)	(124,881)	(1,909,379)
Net Increase/(Decrease)	(27,626)	$ (444,421)	128,803	$ 1,934,695

Janus Investment Fund	29

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$28,076,801	$ 31,946,608	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

30	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes to Financial Statements (unaudited)

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

Janus Investment Fund	31

Perkins Large Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

32	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

Janus Investment Fund	33

Perkins Large Cap Value Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

34	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

Janus Investment Fund	35

Perkins Large Cap Value Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

36	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

Janus Investment Fund	37

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

38	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

Janus Investment Fund	39

Perkins Large Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

40	DECEMBER 31, 2016

Perkins Large Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7580				125-24-93031 02-17

SEMIANNUAL REPORT December 31, 2016

Perkins Mid Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Mid Cap Value Fund

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Tom Perkins co-portfolio manager	Kevin Preloger co-portfolio manager	Justin Tugman co-portfolio manager

PERFORMANCE REVIEW

During the six months ended December 31, 2016, Perkins Mid Cap Value Fund’s Class T Shares returned 11.10%, outperforming the Fund’s benchmark, the Russell Midcap Value Index, which returned 10.22%.

Our underweight in utilities and real estate, along with stock selection in the latter, aided our relative outperformance. Our stock selection and weighting within financials was also beneficial as banks – which tend to benefit from higher rates, and in which the Fund is overweight – rallied during the period. Although stock selection in consumer staples and health care aided relative returns, our overweight allocations meant that the sectors were relative detractors. Stock selection in technology also weighed on relative performance.

MARKET ENVIROMENT

Equity markets got a boost from the results of the U.S. election during the period. Investors expect the Trump administration to usher in a more business-friendly regime as a result of less regulation, lower corporate tax rates and fiscal stimulus, all of which would be expected to provide a better environment for faster economic growth. Interest rates also increased as the Federal Reserve responded to higher levels of employment and inflation. Higher rates were beneficial to bank stocks but weighed on telecommunication and utilities which tend to have high dividend yields and are viewed as bond proxies. Industrials, materials and energy stocks rallied on a recovery in commodity prices during the year and the decision of the Organization of the Petroleum Exporting Countries (OPEC) to cut production in 2017.

CONTRIBUTORS

Reinsurance company Allied World was the leading contributor during the period. The stock outperformed following the announcement of the proposed acquisition of Allied World by Canadian based insurer Fairfax Financial. The deal values Allied World at $54 a share, an 18% premium to the closing price prior to news of the acquisition. However, due to the modest premium, it is possible another bidder could still emerge, driving further upside. Thus we have maintained our position.

Northeast regional bank Citizens Financial Group also outperformed in the period due to a broad-based rally of the banking sector following the U.S. election. Citizens also outperformed the KBW Bank Index – a measure of the U.S. banking sector – due to the higher asset sensitivity of the bank, which results in greater earnings growth due to higher interest rates. In addition, the bank has embarked on reducing expenses further increasing the earnings potential. Given the strong performance, we trimmed some of our holdings.

Another leading contributor was Trinity Industries, a diversified manufacturer of railcars, barges, guard rails and wind towers. The company also owns one of the largest railcar leasing portfolios in the U.S. Following the decline in commodity prices, the stock came under tremendous pressure as investors were concerned about weakness in the railcar leasing and manufacturing divisions. We purchased the stock earlier in 2016 as significant pessimism seemed priced into the stock and it reached a compelling reward-to-risk ratio level with minimal absolute downside, in our view. The stock outperformed during the period as some of the pessimism reversed thanks to better-than-expected earnings. Additionally, the company saw a respected activist investor take a stake in the company which helped highlight the valuation discount.

DETRACTORS

The leading detractor was Mead Johnson, a manufacturer of infant formula. The company has approximately 75% of its sales in emerging markets, including roughly 30% in China. Amid a weaker period for consumer staples stocks in general, Mead shares were down as management

Janus Investment Fund	1

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

lowered revenue forecasts as a result of macro issues and ongoing competition in China. However, we believe that the relaxation of the one child policy in China as well as new premium formula offerings will help resolve the top line issues. We continue to like the long-term fundamentals of the infant formula market, particularly in emerging markets, and took advantage of the stock price weakness to add to our position.

Dental and animal health supplier Patterson underperformed late in the year after reporting weak results and reducing its full-year guidance. The weakness was largely attributable to the combination of a slowdown in dental consumable sales, pharmaceutical pricing pressure within animal health, and management’s strategic decision not to extend an exclusive U.S. equipment distribution agreement. Although we believe the overall dental and animal health industry fundamentals are relatively attractive, we remain cautious as the company does not have a strong track record of executing. As a result of lowering our up and down price targets, the reward-to-risk ratio was unattractive and we materially reduced our holdings in Patterson near the end of the year.

Equity Lifestyle Properties is a real estate investment trust (REIT) that owns and operates senior-oriented manufactured housing communities and RV parks, primarily in vacation and second home destinations throughout the U.S. Rate-sensitive industries such as REITs underperformed as interest rates rose during the period. However, the company’s core business continues to strengthen as occupancy approached 93%. Secular trends and demographics also continue to be a tailwind for the stock, in our view, thus we maintained a position.

OUTLOOK AND POSITIONING

In our view, U.S. equity markets have priced in a future in which both the corporate and individual tax structure is overhauled, regulatory burdens are greatly reduced and fiscal stimulus is increased, resulting in a pro-growth backdrop that leads to faster GDP growth. This new environment has been priced into the equity markets despite much uncertainty about what the incoming administration will do and whether Congress will approve its proposals. With a Shiller price-to-earnings (P/E) ratio (using 10 years of inflation adjusted earnings data) of 28x we believe stocks are not cheap. There are a number of unknowns which the market is ignoring, in our opinion, including the new administration’s plan for trade policies which could be wildly inflationary as proposed in current form, disruptive of world trade, and also devastating for some industries that rely on importing finished goods from cheaper locales. On a positive note, those companies whose production and sales activities are entirely within U.S. borders could see a significantly reduced tax bill. The geopolitical reaction to the new Administration’s foreign policy is another important unknown. Given this amount of uncertainty, the exuberance that stocks have displayed since the election and the potential headwind if interest rates rise substantially, we believe that there is little margin for error in equity prices.

From a positioning standpoint, we remain overweight regional banks given the potential for improving fundamentals from higher interest rates and meaningful regulatory easing. While banks benefit from tax cuts and a better regulatory environment – just as many other industries would – they are unique in that some of the improvements that will help drive earnings for banks, such as higher interest rates and a steeper yield curve, have already occurred. Moreover bank valuations have only partially recovered to their levels of the previous decade. We also remain overweight high-quality industrials as we think the sector is the preferred vehicle to provide cyclical exposure given our underweight in energy. In our view, our overweight in consumer staples is a good counterbalance to the portfolio should volatility in the market increase given various factors previously mentioned. Additionally, the sector has been revalued lower given the move higher in interest rates.

Our primary focus continues to be fulfilling our client commitment by striving to minimize downside losses, while participating in market gains. We believe this should position us to compound returns at a higher rate over a complete market cycle with lower volatility. Three process elements which are routine at Perkins help us in our effort to fulfill our client commitment. First, we take a careful measure of balance sheet leverage. Many companies, including those with predictable earnings streams, have increased their debt burdens in recent years to finance mergers and acquisitions (M&A), stock buybacks and dividends. That said, it remains imperative to maintain this focus because hiccups can and sometimes do occur. Second, we consider whether a company has a strong industry position and focus on those which we believe have a durable competitive advantage. A substantial competitive moat can serve the dual purpose of protecting a business during tough times and enabling it to prosper during good times. Finally, we sketch out a downside scenario. Knowing how much you could lose before

2	DECEMBER 31, 2016

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

buying – having a keen awareness of the negative possibilities – may be the most powerful tool when attempting to minimize downside losses. We are certainly aware of the need to participate on the upside, but given the current valuations in the market and after a powerful rally over the past 12 months, focusing on the downside risks remains at the forefront of our thinking.

Thank you for your investment in Perkins Mid Cap Value Fund.

Janus Investment Fund	3

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Allied World Assurance Co Holdings AG	0.77%	Mead Johnson Nutrition Co	-0.30%
	Citizens Financial Group Inc	0.75%	Patterson Cos Inc	-0.26%
	Trinity Industries Inc	0.63%	Equity LifeStyle Properties Inc	-0.19%
	CSX Corp	0.57%	Casey's General Stores Inc	-0.17%
	HollyFrontier Corp	0.56%	HSN Inc	-0.17%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	1.14%	5.42%	11.65%
	Real Estate	1.01%	6.98%	9.58%
	Financials	0.55%	22.62%	23.52%
	Industrials	0.45%	14.96%	11.80%
	Energy	0.15%	7.80%	10.14%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell Midcap Value Index
		Contribution	(Average % of Equity)	Weighting
	Information Technology	-0.68%	8.72%	8.71%
	Other**	-0.51%	4.81%	0.00%
	Consumer Staples	-0.46%	8.07%	3.37%
	Health Care	-0.23%	8.04%	4.62%
	Consumer Discretionary	-0.14%	4.26%	9.01%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

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Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Synopsys Inc
Software	2.6%
Conagra Brands Inc
Food Products	2.6%
Compass Minerals International Inc
Metals & Mining	2.6%
Torchmark Corp
Insurance	2.5%
XL Group Ltd
Insurance	2.5%
12.8%

Asset Allocation - (% of Net Assets)
Common Stocks	96.8%
Repurchase Agreements	3.3%
Other	(0.1)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	5

Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See important disclosures on the next page.

						Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016						per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Since Inception*	Total Annual Fund Operating Expenses
Class A Shares at NAV(1)	10.99%	18.50%	11.36%	6.81%	11.54%	0.82%
Class A Shares at MOP(1)	4.61%	11.66%	10.05%	6.18%	11.19%
Class C Shares at NAV(1)	10.67%	17.91%	10.64%	6.08%	10.83%	1.52%
Class C Shares at CDSC(1)	9.67%	16.91%	10.64%	6.08%	10.83%
Class D Shares(1)	11.12%	18.82%	11.67%	7.08%	11.75%	0.53%
Class I Shares(1)	11.17%	18.86%	11.70%	7.02%	11.71%	0.51%
Class L Shares(2)	11.55%	19.34%	11.75%	7.20%	11.88%	0.63%
Class N Shares(1)	11.17%	19.03%	11.59%	7.02%	11.71%	0.38%
Class R Shares(1)	10.78%	18.13%	11.01%	6.45%	11.21%	1.12%
Class S Shares(1)	10.91%	18.43%	11.28%	6.72%	11.45%	0.87%
Class T Shares(1)	11.10%	18.75%	11.59%	7.02%	11.71%	0.62%
Russell Midcap Value Index	10.22%	20.00%	15.70%	7.59%	9.82%
Morningstar Quartile - Class T Shares	-	2nd	4th	2nd	1st
Morningstar Ranking - based on total returns for Mid-Cap Value Funds	-	187/407	321/353	129/298	8/112

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

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Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares, and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers. For periods prior to April 21, 2003, the performance shown for each class reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Investor Shares into the Fund’s former Class J Shares), calculated using the fees and expenses of the corresponding class respectively, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares). For the periods prior to April 21, 2003, the performance shown for Class D Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) from April 21, 2003 to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class I Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class L Shares commenced operations on April 21, 2003. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class L Shares (formerly named Institutional Shares), net of any applicable fee and expense limitations or waivers. The performance shown for Class L Shares for the periods from May 17, 2002 to April 17, 2003, reflects the historical performance of Berger Mid Cap Value Fund – Institutional Shares (as a result of a prior reorganization of Berger Mid Cap Value Fund – Institutional Shares into the Fund’s Class L Shares). For the periods prior to May 17, 2002, the performance shown reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For the period from April 21, 2003 to July 6, 2009, the performance shown for Class N Shares reflects the performance of Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class N Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for periods following April 21, 2003, reflects the fees and expenses of Class T Shares in effect during the periods shown, net of any applicable fee and expense limitations or waivers. For the periods prior to April 21, 2003, the performance shown for Class T Shares reflects the historical performance of Berger Mid Cap Value Fund – Investor Shares (as a result of a separate prior reorganization).

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See important disclosures on the next page.

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Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Performance

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

* The predecessor Fund’s inception date – August 12, 1998

(1) Closed to certain new investors.

(2) Closed to new investors.

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Perkins Mid Cap Value Fund (unaudited)(closed to certain new investors)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,109.90	$4.73	$1,000.00	$1,020.72	$4.53	0.89%
Class C Shares	$1,000.00	$1,106.70	$7.65	$1,000.00	$1,017.95	$7.32	1.44%
Class D Shares	$1,000.00	$1,111.20	$3.14	$1,000.00	$1,022.23	$3.01	0.59%
Class I Shares	$1,000.00	$1,111.70	$3.03	$1,000.00	$1,022.33	$2.91	0.57%
Class L Shares	$1,000.00	$1,115.50	$2.88	$1,000.00	$1,022.48	$2.75	0.54%
Class N Shares	$1,000.00	$1,111.70	$2.34	$1,000.00	$1,022.99	$2.24	0.44%
Class R Shares	$1,000.00	$1,107.80	$6.32	$1,000.00	$1,019.21	$6.06	1.19%
Class S Shares	$1,000.00	$1,109.10	$5.00	$1,000.00	$1,020.47	$4.79	0.94%
Class T Shares	$1,000.00	$1,111.00	$3.62	$1,000.00	$1,021.78	$3.47	0.68%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

Janus Investment Fund	9

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 96.8%
Aerospace & Defense – 1.8%
BWX Technologies Inc	1,861,779	$73,912,626
Banks – 8.2%
CIT Group Inc	1,364,789	58,249,195
Citizens Financial Group Inc	1,678,397	59,801,285
Fifth Third Bancorp	1,571,417	42,381,117
Investors Bancorp Inc	2,742,024	38,251,235
Umpqua Holdings Corp	4,116,716	77,311,926
Wintrust Financial Corp	796,857	57,827,913
		333,822,671
Beverages – 1.1%
Dr Pepper Snapple Group Inc	501,723	45,491,224
Building Products – 1.9%
Simpson Manufacturing Co Inc	1,723,573	75,406,319
Capital Markets – 3.1%
Affiliated Managers Group Inc*	275,534	40,035,090
Invesco Ltd	2,860,021	86,773,037
		126,808,127
Chemicals – 4.0%
Potash Corp of Saskatchewan Inc	3,286,821	59,458,592
Valvoline Inc	1,694,824	36,438,716
Westlake Chemical Corp	1,195,350	66,927,647
		162,824,955
Commercial Services & Supplies – 1.8%
Republic Services Inc	432,956	24,700,140
Waste Connections Inc	624,997	49,118,514
		73,818,654
Communications Equipment – 0.8%
F5 Networks Inc*	217,867	31,529,712
Construction & Engineering – 0.8%
Valmont Industries Inc	236,255	33,288,330
Containers & Packaging – 3.3%
Crown Holdings Inc*	1,834,076	96,417,375
Packaging Corp of America	437,957	37,147,513
		133,564,888
Electric Utilities – 5.2%
Alliant Energy Corp	2,041,200	77,341,068
Great Plains Energy Inc	1,707,498	46,700,070
Pinnacle West Capital Corp	724,591	56,539,836
PNM Resources Inc	936,824	32,133,063
		212,714,037
Electrical Equipment – 2.5%
AMETEK Inc	1,066,749	51,844,001
Generac Holdings Inc*	1,260,638	51,358,392
		103,202,393
Energy Equipment & Services – 0.5%
Baker Hughes Inc	298,021	19,362,424
Equity Real Estate Investment Trusts (REITs) – 10.2%
Alexandria Real Estate Equities Inc	453,910	50,443,018
Equity Commonwealth*	1,683,699	50,915,058
Equity LifeStyle Properties Inc	1,062,911	76,635,883
Healthcare Trust of America Inc	1,982,841	57,720,502
Host Hotels & Resorts Inc	1,376,221	25,928,004
Lamar Advertising Co	1,226,145	82,445,990
Mid-America Apartment Communities Inc	331,956	32,505,132
Weyerhaeuser Co	1,274,966	38,363,727
		414,957,314
Food & Staples Retailing – 1.3%
Casey's General Stores Inc	458,667	54,526,333

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Food Products – 5.0%
Conagra Brands Inc	2,671,704	$105,665,893
Lamb Weston Holdings Inc	925,264	35,021,242
Mead Johnson Nutrition Co	869,647	61,536,222
		202,223,357
Health Care Providers & Services – 4.3%
AmerisourceBergen Corp	941,800	73,639,342
Laboratory Corp of America Holdings*	620,295	79,633,472
Patterson Cos Inc	524,437	21,517,650
		174,790,464
Information Technology Services – 1.7%
Jack Henry & Associates Inc	229,814	20,402,887
Total System Services Inc	976,593	47,882,355
		68,285,242
Insurance – 8.6%
Allied World Assurance Co Holdings AG	1,553,680	83,448,153
RenaissanceRe Holdings Ltd	448,027	61,030,238
Torchmark Corp	1,393,709	102,799,976
XL Group Ltd	2,723,506	101,477,834
		348,756,201
Internet & Direct Marketing Retail – 0.2%
HSN Inc	187,474	6,430,358
Life Sciences Tools & Services – 2.6%
Agilent Technologies Inc	750,793	34,206,129
ICON PLC*	392,790	29,537,808
INC Research Holdings Inc*	821,557	43,213,898
		106,957,835
Machinery – 3.8%
Donaldson Co Inc	861,007	36,231,175
Lincoln Electric Holdings Inc	491,451	37,679,548
Trinity Industries Inc	2,914,925	80,918,318
		154,829,041
Media – 1.4%
Omnicom Group Inc	663,462	56,467,251
Metals & Mining – 2.6%
Compass Minerals International Inc	1,329,022	104,128,874
Multiline Retail – 1.3%
Kohl's Corp	582,887	28,782,960
Nordstrom Inc	524,837	25,155,437
		53,938,397
Oil, Gas & Consumable Fuels – 6.8%
Cimarex Energy Co	434,618	59,064,586
HollyFrontier Corp	1,927,273	63,137,463
Noble Energy Inc	2,567,840	97,731,990
Southwestern Energy Co*	3,253,733	35,205,391
Whiting Petroleum Corp*	1,914,768	23,015,511
		278,154,941
Road & Rail – 2.0%
CSX Corp	2,226,278	79,990,169
Semiconductor & Semiconductor Equipment – 1.5%
Analog Devices Inc	861,339	62,550,438
Software – 4.6%
Check Point Software Technologies Ltd*	966,099	81,596,722
Synopsys Inc*	1,824,985	107,418,617
		189,015,339
Specialty Retail – 1.5%
Sally Beauty Holdings Inc*	1,081,857	28,582,662
Williams-Sonoma Inc	700,272	33,886,162
		62,468,824

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Mid Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Technology Hardware, Storage & Peripherals – 1.1%
Western Digital Corp	652,699	$44,350,897
Textiles, Apparel & Luxury Goods – 0.5%
Hanesbrands Inc	936,690	20,204,403
Trading Companies & Distributors – 0.8%
Fastenal Co	686,868	32,269,059
Total Common Stocks (cost $3,136,413,850)		3,941,041,097
Repurchase Agreements – 3.3%
Undivided interest of 53.3% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,006,667) with RBC Capital Markets Corp., 0.4000%, dated 12/30/16, maturing 1/3/17 to be repurchased at $80,003,556 collateralized by $18,749,111 in U.S. Treasuries 0.7500% - 9.1250%, 2/15/17 - 8/15/45 with a value of $153,000,070	$80,000,000	80,000,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,005,333) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $50,002,667 collateralized by $23,449,000 in U.S. Treasuries 0.5103% - 3.3750%, 2/15/17 - 11/15/46 with a value of $102,004,572	50,000,000	50,000,000
Undivided interest of 10.3% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $3,800,203 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520	3,800,000	3,800,000
Total Repurchase Agreements (cost $133,800,000)		133,800,000
Total Investments (total cost $3,270,213,850) – 100.1%		4,074,841,097
Liabilities, net of Cash, Receivables and Other Assets – (0.1)%		(4,317,589)
Net Assets – 100%		$4,070,523,508

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$3,802,770,141	93.3%
Ireland	131,015,642	3.2
Israel	81,596,722	2.0
Canada	59,458,592	1.5

Total	$4,074,841,097	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell Midcap® Value Index	Measures the performance of those Russell Midcap® companies with lower price-to-book ratios and lower forecasted growth values.

LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks	$3,941,041,097	$-	$-
Repurchase Agreements	-	133,800,000	-
Total Assets	$3,941,041,097	$133,800,000	$-

Janus Investment Fund	13

Perkins Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$3,270,213,850
Investments, at value	3,941,041,097
Repurchase agreements, at value	133,800,000
Cash	139,155
Non-interested Trustees' deferred compensation	75,721
Receivables:
Dividends	5,378,487
Investments sold	4,825,378
Fund shares sold	2,153,724
Interest	6,425
Other assets	55,492
Total Assets	4,087,475,479
Liabilities:
Payables:	—
Fund shares repurchased	12,986,589
Advisory fees	1,606,908
Investments purchased	1,008,735
Transfer agent fees and expenses	814,566
12b-1 Distribution and shareholder servicing fees	185,081
Non-interested Trustees' deferred compensation fees	75,721
Fund administration fees	35,533
Non-interested Trustees' fees and expenses	32,212
Professional fees	27,165
Custodian fees	4,365
Accrued expenses and other payables	175,096
Total Liabilities	16,951,971
Net Assets	$4,070,523,508

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$3,204,592,000
Undistributed net investment income/(loss)	1,238,405
Undistributed net realized gain/(loss) from investments	60,032,458
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	804,660,645
Total Net Assets	$4,070,523,508
Net Assets - Class A Shares	$125,943,224
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	7,527,993
Net Asset Value Per Share(2)	$16.73
Maximum Offering Price Per Share(3)	$17.75
Net Assets - Class C Shares	$81,390,226
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,947,947
Net Asset Value Per Share(2)	$16.45
Net Assets - Class D Shares	$828,703,350
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	50,272,205
Net Asset Value Per Share	$16.48
Net Assets - Class I Shares	$937,991,682
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	56,825,299
Net Asset Value Per Share	$16.51
Net Assets - Class L Shares	$9,481,901
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	560,924
Net Asset Value Per Share	$16.90
Net Assets - Class N Shares	$95,826,368
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,827,885
Net Asset Value Per Share	$16.44
Net Assets - Class R Shares	$74,408,182
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	4,498,477
Net Asset Value Per Share	$16.54
Net Assets - Class S Shares	$197,427,272
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,825,842
Net Asset Value Per Share	$16.69
Net Assets - Class T Shares	$1,719,351,303
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	103,784,782
Net Asset Value Per Share	$16.57

(1) Includes cost of repurchase agreements of $133,800,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Mid Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$36,658,925
Interest	274,970
Other income	21
Foreign tax withheld	(109,104)
Total Investment Income	36,824,812
Expenses:
Advisory fees	8,210,208
12b-1Distribution and shareholder servicing fees:
Class A Shares	167,788
Class C Shares	365,964
Class R Shares	186,864
Class S Shares	248,371
Transfer agent administrative fees and expenses:
Class D Shares	489,830
Class L Shares	12,097
Class R Shares	94,074
Class S Shares	248,371
Class T Shares	2,197,078
Transfer agent networking and omnibus fees:
Class A Shares	133,456
Class C Shares	50,842
Class I Shares	674,358
Other transfer agent fees and expenses:
Class A Shares	7,107
Class C Shares	5,270
Class D Shares	69,742
Class I Shares	23,799
Class L Shares	154
Class N Shares	1,331
Class R Shares	1,083
Class S Shares	1,756
Class T Shares	10,237
Shareholder reports expense	243,539
Fund administration fees	197,472
Non-interested Trustees’ fees and expenses	67,311
Registration fees	57,685
Professional fees	33,661
Custodian fees	11,394
Other expenses	142,995
Total Expenses	13,953,837
Less: Excess Expense Reimbursement	(77,440)
Net Expenses	13,876,397
Net Investment Income/(Loss)	22,948,415
Net Realized Gain/(Loss) on Investments:
Investments	210,160,627
Total Net Realized Gain/(Loss) on Investments	210,160,627
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	195,314,033
Total Change in Unrealized Net Appreciation/Depreciation	195,314,033
Net Increase/(Decrease) in Net Assets Resulting from Operations	$428,423,075

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$22,948,415	$56,888,316
Net realized gain/(loss) on investments	210,160,627	542,810,988
Change in unrealized net appreciation/depreciation	195,314,033	(458,287,593)
Net Increase/(Decrease) in Net Assets Resulting from Operations	428,423,075	141,411,711
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(603,994)	(1,698,730)
Class C Shares	—	(500,525)
Class D Shares	(6,711,467)	(11,130,073)
Class I Shares	(7,573,029)	(14,495,344)
Class L Shares	(79,158)	(142,363)
Class N Shares	(896,195)	(2,041,437)
Class R Shares	(165,685)	(585,060)
Class S Shares	(988,620)	(1,699,048)
Class T Shares	(12,297,483)	(25,414,179)
Total Dividends from Net Investment Income	(29,315,631)	(57,706,759)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(11,298,358)	(29,942,225)
Class C Shares	(7,257,291)	(17,727,394)
Class D Shares	(72,416,810)	(142,347,912)
Class I Shares	(82,455,730)	(189,691,266)
Class L Shares	(816,989)	(1,986,390)
Class N Shares	(8,237,489)	(23,497,603)
Class R Shares	(6,542,707)	(14,356,777)
Class S Shares	(17,376,666)	(31,143,304)
Class T Shares	(151,088,605)	(357,021,685)
Total Distributions from Net Realized Gain from Investment Transactions	(357,490,645)	(807,714,556)
Net Decrease from Dividends and Distributions to Shareholders	(386,806,276)	(865,421,315)
Capital Share Transactions:
Class A Shares	(11,093,697)	(54,004,929)
Class C Shares	(3,578,357)	(15,988,021)
Class D Shares	48,600,047	68,715,035
Class I Shares	(84,847,188)	(229,019,440)
Class L Shares	(260,685)	(1,217,896)
Class N Shares	(12,894,541)	(148,408,302)
Class R Shares	668,504	(3,936,546)
Class S Shares	24,142,043	(1,023,453)
Class T Shares	(15,689,241)	(372,555,425)
Net Increase/(Decrease) from Capital Share Transactions	(54,953,115)	(757,438,977)
Net Increase/(Decrease) in Net Assets	(13,336,316)	(1,481,448,581)
Net Assets:
Beginning of period	4,083,859,824	5,565,308,405
End of period	$4,070,523,508	$4,083,859,824

Undistributed Net Investment Income/(Loss)	$1,238,405	$7,605,621

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Mid Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$16.56	$19.87	$25.00		$23.96	$20.93	$23.66
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.19(1)	0.18(1)		0.26(1)	0.28	0.18
Net realized and unrealized gain/(loss)	1.75	0.29	(0.07)		4.14	3.66	(1.15)
Total from Investment Operations	1.83	0.48	0.11		4.40	3.94	(0.97)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	(0.20)	(0.48)		(0.29)	(0.13)	(0.13)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)		(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.66)	(3.79)	(5.24)		(3.36)	(0.91)	(1.76)
Net Asset Value, End of Period	$16.73	$16.56	$19.87		$25.00	$23.96	$20.93
Total Return*	10.99%	4.05%	0.11%		19.72%	19.33%	(3.84)%
Net Assets, End of Period (in thousands)	$125,943	$135,181	$217,358		$476,695	$896,589	$1,157,423
Average Net Assets for the Period (in thousands)	$131,742	$163,545	$313,048		$729,640	$996,195	$1,198,373
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.90%	0.82%	0.84%		0.93%	1.00%	1.06%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.89%	0.82%	0.84%		0.93%	0.95%	1.02%
Ratio of Net Investment Income/(Loss)	0.89%	1.06%	0.79%		1.06%	0.98%	0.98%
Portfolio Turnover Rate	24%	65%	49%		51%	60%	54%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.28	$19.55	$24.66	$23.65	$20.74	$23.50
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.03(1)	0.13(1)	0.02(1)	0.08(1)	0.03	0.01
Net realized and unrealized gain/(loss)	1.72	0.29	(0.07)	4.08	3.70	(1.14)
Total from Investment Operations	1.75	0.42	(0.05)	4.16	3.73	(1.13)
Less Dividends and Distributions:
Dividends (from net investment income)	—	(0.10)	(0.30)	(0.08)	(0.04)	—(2)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.58)	(3.69)	(5.06)	(3.15)	(0.82)	(1.63)
Net Asset Value, End of Period	$16.45	$16.28	$19.55	$24.66	$23.65	$20.74
Total Return*	10.67%	3.70%	(0.62)%	18.83%	18.45%	(4.58)%
Net Assets, End of Period (in thousands)	$81,390	$83,844	$115,667	$160,595	$189,096	$210,874
Average Net Assets for the Period (in thousands)	$83,133	$94,474	$140,888	$177,414	$203,923	$217,116
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.44%	1.11%	1.54%	1.70%	1.72%	1.79%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.44%	1.11%	1.54%	1.68%	1.71%	1.77%
Ratio of Net Investment Income/(Loss)	0.35%	0.78%	0.07%	0.35%	0.24%	0.23%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.37	$19.71	$25.04	$24.03	$20.96	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.23(1)	0.22(1)	0.34(1)	0.30	0.24
Net realized and unrealized gain/(loss)	1.74	0.30	(0.05)	4.13	3.72	(1.16)
Total from Investment Operations	1.84	0.53	0.17	4.47	4.02	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.28)	(0.74)	(0.39)	(0.17)	(0.20)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.73)	(3.87)	(5.50)	(3.46)	(0.95)	(1.83)
Net Asset Value, End of Period	$16.48	$16.37	$19.71	$25.04	$24.03	$20.96
Total Return*	11.12%	4.39%	0.37%	20.00%	19.72%	(3.57)%
Net Assets, End of Period (in thousands)	$828,703	$774,433	$827,954	$939,775	$869,066	$818,836
Average Net Assets for the Period (in thousands)	$800,687	$767,190	$894,102	$905,095	$840,920	$848,059
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.59%	0.53%	0.58%	0.65%	0.68%	0.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.59%	0.53%	0.58%	0.65%	0.68%	0.74%
Ratio of Net Investment Income/(Loss)	1.21%	1.36%	1.01%	1.39%	1.27%	1.26%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.39	$19.72	$25.04	$24.02	$20.95	$23.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.24(1)	0.25(1)	0.34(1)	0.34	0.23
Net realized and unrealized gain/(loss)	1.75	0.29	(0.07)	4.15	3.68	(1.15)
Total from Investment Operations	1.85	0.53	0.18	4.49	4.02	(0.92)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.27)	(0.74)	(0.40)	(0.17)	(0.21)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.73)	(3.86)	(5.50)	(3.47)	(0.95)	(1.84)
Net Asset Value, End of Period	$16.51	$16.39	$19.72	$25.04	$24.02	$20.95
Total Return*	11.17%	4.40%	0.40%	20.07%	19.71%	(3.58)%
Net Assets, End of Period (in thousands)	$937,992	$1,009,681	$1,407,953	$2,290,695	$3,033,537	$3,412,395
Average Net Assets for the Period (in thousands)	$981,427	$1,070,715	$1,967,896	$2,674,830	$3,245,850	$3,277,486
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.57%	0.51%	0.57%	0.63%	0.63%	0.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.57%	0.51%	0.57%	0.63%	0.63%	0.73%
Ratio of Net Investment Income/(Loss)	1.21%	1.37%	1.10%	1.39%	1.32%	1.28%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Mid Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.69	$19.99	$25.31	$24.26	$21.12	$23.90
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.11(1)	0.24(1)	0.22(1)	0.34(1)	2.82	1.89
Net realized and unrealized gain/(loss)	1.83	0.31	(0.08)	4.18	1.25	(2.82)
Total from Investment Operations	1.94	0.55	0.14	4.52	4.07	(0.93)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.26)	(0.70)	(0.40)	(0.15)	(0.22)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.73)	(3.85)	(5.46)	(3.47)	(0.93)	(1.85)
Net Asset Value, End of Period	$16.90	$16.69	$19.99	$25.31	$24.26	$21.12
Total Return*	11.55%	4.41%	0.25%	20.02%	19.77%	(3.59)%
Net Assets, End of Period (in thousands)	$9,482	$9,630	$12,608	$22,872	$24,332	$33,875
Average Net Assets for the Period (in thousands)	$9,506	$10,732	$17,713	$24,042	$29,252	$54,047
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.63%	0.69%	0.75%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.54%	0.53%	0.69%	0.68%	0.60%	0.77%
Ratio of Net Investment Income/(Loss)	1.25%	1.36%	0.96%	1.36%	1.38%	1.27%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(2)
Net Asset Value, Beginning of Period	$16.35	$19.69	$25.05	$24.03	$20.95	$20.44
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.25(1)	0.26(1)	0.38(1)	0.31	(0.04)
Net realized and unrealized gain/(loss)	1.72	0.31	(0.06)	4.14	3.74	0.55
Total from Investment Operations	1.84	0.56	0.20	4.52	4.05	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.17)	(0.31)	(0.80)	(0.43)	(0.19)	—
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	—
Total Dividends and Distributions	(1.75)	(3.90)	(5.56)	(3.50)	(0.97)	—
Net Asset Value, End of Period	$16.44	$16.35	$19.69	$25.05	$24.03	$20.95
Total Return*	11.17%	4.60%	0.51%	20.25%	19.89%	2.50%
Net Assets, End of Period (in thousands)	$95,826	$109,571	$281,522	$398,115	$222,244	$21,405
Average Net Assets for the Period (in thousands)	$79,112	$142,854	$348,342	$306,197	$129,631	$8,142
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.44%	0.38%	0.43%	0.49%	0.52%	0.58%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.44%	0.38%	0.43%	0.49%	0.52%	0.57%
Ratio of Net Investment Income/(Loss)	1.36%	1.43%	1.17%	1.57%	1.44%	(3.02)%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.38	$19.68	$24.86	$23.83	$20.86	$23.59
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.13(1)	0.09(1)	0.19(1)	0.16	0.10
Net realized and unrealized gain/(loss)	1.73	0.31	(0.06)	4.11	3.69	(1.14)
Total from Investment Operations	1.78	0.44	0.03	4.30	3.85	(1.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.04)	(0.15)	(0.45)	(0.20)	(0.10)	(0.06)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.62)	(3.74)	(5.21)	(3.27)	(0.88)	(1.69)
Net Asset Value, End of Period	$16.54	$16.38	$19.68	$24.86	$23.83	$20.86
Total Return*	10.78%	3.80%	(0.26)%	19.35%	18.97%	(4.15)%
Net Assets, End of Period (in thousands)	$74,408	$72,868	$89,478	$127,464	$163,302	$161,056
Average Net Assets for the Period (in thousands)	$73,830	$76,746	$106,006	$143,754	$162,747	$157,701
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.19%	1.12%	1.19%	1.25%	1.26%	1.34%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.19%	1.12%	1.19%	1.25%	1.26%	1.34%
Ratio of Net Investment Income/(Loss)	0.60%	0.77%	0.43%	0.77%	0.69%	0.66%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.54	$19.84	$24.98	$23.91	$20.90	$23.64
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.18(1)	0.15(1)	0.25(1)	0.23	0.16
Net realized and unrealized gain/(loss)	1.74	0.31	(0.07)	4.13	3.69	(1.15)
Total from Investment Operations	1.82	0.49	0.08	4.38	3.92	(0.99)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.20)	(0.46)	(0.24)	(0.13)	(0.12)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.67)	(3.79)	(5.22)	(3.31)	(0.91)	(1.75)
Net Asset Value, End of Period	$16.69	$16.54	$19.84	$24.98	$23.91	$20.90
Total Return*	10.91%	4.07%	(0.01)%	19.65%	19.27%	(3.90)%
Net Assets, End of Period (in thousands)	$197,427	$171,632	$198,232	$387,978	$709,171	$794,421
Average Net Assets for the Period (in thousands)	$194,898	$173,783	$269,177	$536,193	$770,990	$795,213
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.87%	0.94%	0.99%	1.02%	1.09%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.94%	0.86%	0.94%	0.99%	1.01%	1.09%
Ratio of Net Investment Income/(Loss)	0.87%	1.03%	0.68%	1.00%	0.93%	0.92%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Mid Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.44	$19.76	$25.05	$24.01	$20.96	$23.70
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.22(1)	0.21(1)	0.32(1)	0.32	0.23
Net realized and unrealized gain/(loss)	1.74	0.31	(0.06)	4.14	3.67	(1.17)
Total from Investment Operations	1.84	0.53	0.15	4.46	3.99	(0.94)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.26)	(0.68)	(0.35)	(0.16)	(0.17)
Distributions (from capital gains)	(1.58)	(3.59)	(4.76)	(3.07)	(0.78)	(1.63)
Total Dividends and Distributions	(1.71)	(3.85)	(5.44)	(3.42)	(0.94)	(1.80)
Net Asset Value, End of Period	$16.57	$16.44	$19.76	$25.05	$24.01	$20.96
Total Return*	11.10%	4.33%	0.26%	19.96%	19.56%	(3.66)%
Net Assets, End of Period (in thousands)	$1,719,351	$1,717,020	$2,414,536	$3,996,592	$5,584,059	$6,202,441
Average Net Assets for the Period (in thousands)	$1,724,537	$1,917,279	$3,167,714	$4,815,160	$6,004,535	$6,737,743
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.69%	0.62%	0.69%	0.74%	0.77%	0.84%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.68%	0.59%	0.69%	0.73%	0.76%	0.83%
Ratio of Net Investment Income/(Loss)	1.11%	1.29%	0.94%	1.29%	1.19%	1.16%
Portfolio Turnover Rate	24%	65%	49%	51%	60%	54%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Mid Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. The Fund is closed to new investors in certain distribution channels. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	23

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

Janus Investment Fund	25

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

26	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$53,800,000	$—	$(53,800,000)	$—
RBC Capital Markets Corp.	80,000,000	—	(80,000,000)	—

Total	$133,800,000	$—	$(133,800,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	27

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.64%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell Midcap® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.40%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.83% of the Fund’s average daily net

28	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. The previous expense limit until November 1, 2016 was 0.89%. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer

Janus Investment Fund	29

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1,603.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

30	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $752.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $1,883,254 in sales, resulting in a net realized loss of $127,502. The net realized loss is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary difference between book and tax appreciation or depreciation of investments is wash sale loss deferrals.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 3,283,295,042	$820,178,761	$(28,632,706)	$ 791,546,055

Janus Investment Fund	31

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	500,996	$ 8,659,154	1,155,941	$ 19,255,138
Reinvested dividends and distributions	551,185	9,309,509	1,693,667	25,845,365
Shares repurchased	(1,686,364)	(29,062,360)	(5,628,723)	(99,105,432)
Net Increase/(Decrease)	(634,183)	$(11,093,697)	(2,779,115)	$ (54,004,929)
Class C Shares:
Shares sold	306,096	$ 5,223,039	526,388	$ 8,495,389
Reinvested dividends and distributions	359,554	5,968,600	963,032	14,483,996
Shares repurchased	(868,252)	(14,769,996)	(2,256,327)	(38,967,406)
Net Increase/(Decrease)	(202,602)	$ (3,578,357)	(766,907)	$ (15,988,021)
Class D Shares:
Shares sold	923,679	$ 15,910,565	1,093,938	$ 18,103,075
Reinvested dividends and distributions	4,637,765	77,172,403	9,962,485	150,035,030
Shares repurchased	(2,593,526)	(44,482,921)	(5,760,302)	(99,423,070)
Net Increase/(Decrease)	2,967,918	$ 48,600,047	5,296,121	$ 68,715,035
Class I Shares:
Shares sold	3,854,743	$ 65,975,283	12,954,866	$ 215,407,118
Reinvested dividends and distributions	5,123,118	85,351,149	12,605,121	190,085,231
Shares repurchased	(13,757,396)	(236,173,620)	(35,363,564)	(634,511,789)
Net Increase/(Decrease)	(4,779,535)	$(84,847,188)	(9,803,577)	$(229,019,440)
Class L Shares:
Shares sold	3,492	$ 98,827	2,284	$ 36,286
Reinvested dividends and distributions	51,433	877,445	134,817	2,069,447
Shares repurchased	(71,079)	(1,236,957)	(190,808)	(3,323,629)
Net Increase/(Decrease)	(16,154)	$ (260,685)	(53,707)	$ (1,217,896)
Class N Shares:
Shares sold	1,569,675	$ 27,558,572	979,760	$ 16,030,134
Reinvested dividends and distributions	549,857	9,127,634	1,688,622	25,363,097
Shares repurchased	(2,995,265)	(49,580,747)	(10,263,654)	(189,801,533)
Net Increase/(Decrease)	(875,733)	$(12,894,541)	(7,595,272)	$(148,408,302)
Class R Shares:
Shares sold	445,511	$ 7,667,140	798,905	$ 13,420,889
Reinvested dividends and distributions	366,787	6,125,337	912,425	13,786,736
Shares repurchased	(763,414)	(13,123,973)	(1,808,472)	(31,144,171)
Net Increase/(Decrease)	48,884	$ 668,504	(97,142)	$ (3,936,546)
Class S Shares:
Shares sold	3,298,363	$ 56,812,251	4,513,174	$ 75,809,318
Reinvested dividends and distributions	1,089,664	18,360,836	2,153,814	32,824,131
Shares repurchased	(2,939,363)	(51,031,044)	(6,280,343)	(109,656,902)
Net Increase/(Decrease)	1,448,664	$ 24,142,043	386,645	$ (1,023,453)
Class T Shares:
Shares sold	3,073,617	$ 52,993,252	5,029,437	$ 85,339,540
Reinvested dividends and distributions	9,642,502	161,222,632	24,955,804	377,581,309
Shares repurchased	(13,389,408)	(229,905,125)	(47,735,341)	(835,476,274)
Net Increase/(Decrease)	(673,289)	$(15,689,241)	(17,750,100)	$(372,555,425)

32	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$918,351,518	$1,221,746,324	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Janus Investment Fund	33

Perkins Mid Cap Value Fund

Notes to Financial Statements (unaudited)

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	35

Perkins Mid Cap Value Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

36	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	37

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

38	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	39

Perkins Mid Cap Value Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

40	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	41

Perkins Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

42	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	43

Perkins Mid Cap Value Fund

Notes

NotesPage1

44	DECEMBER 31, 2016

Perkins Mid Cap Value Fund

Notes

NotesPage2

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7581				125-24-93032 02-17

SEMIANNUAL REPORT December 31, 2016

Perkins Select Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Select Value Fund

Perkins Select Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the “power of compounding” and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality, undervalued stocks.

Robert Perkins co-portfolio manager	Alec Perkins co-portfolio manager

PERFORMANCE REVIEW

During the six-month period ended December 31, 2016, Perkins Select Value Fund’s Class I Shares returned 12.20%, outperforming the Fund’s primary benchmark, the Russell 3000 Value Index, which returned 11.40%.

Stock selection in industrials and energy aided relative outperformance during the period, as did our zero weighting to utilities. The health care sector was the leading relative detractor due to our overweight allocation as uncertainty regarding campaign pledges of a repeal of the Affordable Care Act and the unknown impacts on the health care market pressured the sector as a whole. However, our stock selection within the sector was positive as our stocks performed better than those within the index. In general, stock selection was the primary reason for our outperformance in the period while cash and group weighting were negatives. Stock selection in technology and materials also weighed on performance while financial stock selection was the largest positive from a stock selection standpoint.

MARKET ENVIORNMENT

Equity markets got a boost from the results of the U.S. election during the period. So far, investors seem to expect the Trump administration to usher in a more business-friendly regime as a result of less regulation, lower corporate tax rates and fiscal stimulus. All of this is expected to provide a better environment for faster economic growth if it comes to pass. Interest rates also increased as the Federal Reserve responded to higher levels of employment and inflation. Higher rates were beneficial to bank stocks which typically benefit from wider spreads, while those same higher rates also weighed on telecommunication firms and utilities, which tend to have high dividend yields and therefore are sensitive to rate moves. Industrials, materials and energy stocks rallied on both the expectation of greater infrastructure spending in the U.S., a recovery in commodity prices during the year and the decision of the Organization of the Petroleum Exporting Countries (OPEC) to cut production in 2017.

CONTRIBUTORS

Northeast regional bank Citizens Financial Group was the leading contributor during the period due to a broad-based rally of the banking sector following the U.S. election. In addition to the positive previously stated factors leading to the rally in banks, Citizens outperformed the KBW Bank Index – a measure of the U.S. banking sector – due to the higher asset sensitivity of the bank, which results in greater earnings growth with higher interest rates under the expected macroeconomic scenario. It also has incremental cost savings potential.

Delek US Holdings Inc. is a Brentwood, Tennessee-based independent refiner with refining, retail and logistics assets throughout the mid-continent and southern United States. Delek was rumored as a takeout candidate during the year, which helped boost the stock. Additionally, the stock generated very strong returns after the election as market participants speculated that a Trump administration may roll back costly regulations, including Renewable Identification Numbers (RINs), which have weighed on earnings and cash flow. Delek also announced the acquisition of Alon USA Energy, which should help give scale to Delek’s operations and prove to be accretive to earnings going forward.

OceanFirst Financial Corp. is a New Jersey based bank offering a wide variety of financial services to the communities they serve. Similar to Citizens, OceanFirst also benefited from the bank rally following the U.S. election and has done a solid job of integrating recent bank acquisitions and increasing market share. With the stock continuing to sell at relatively attractive multiples

Janus Investment Fund	1

Perkins Select Value Fund (unaudited)

both on tangible book value and on a price to earnings basis we have continued to hold OceanFirst shares.

DETRACTORS

Casey’s General Stores, a convenience store operator located predominantly in the Midwest and expanding into the Southeastern U.S., was the leading detractor. The stock has been a long-term outperformer for us, but was down early in the period as the company reported what we view as an atypical quarterly earnings decline due to lower inside-store sales. In addition, some concern on their ability to generate earnings from blending ethanol was another headwind for the stock. That said, with Casey’s focus on small-town retail locations, and ownership of most of its real estate, we believe the company remains well positioned in the convenience store space as they have continued to grow the store base by approximately 5% per year. Lower gasoline prices have increased gasoline volumes sold while keeping margins high, and allowed the consumer to have more discretionary income for purchases inside a Casey’s store. The company continues to work on generating greater returns per store, through store remodels, adding pizza delivery and having more stores open 24 hours, and is seeing early success in their expansion into the Southeastern U.S. Although we trimmed our position during the period, the stock remains one of our larger holdings.

Swiss-based pharmaceutical manufacturer Novartis also underperformed as concerns about U.S. drug pricing have weighed on pharmaceutical valuations in general. We believe the company will eventually be able to improve the performance of the Alcon business segment focused on eye care as well as a recently launched cardiovascular drug. Overall, we continue to believe the company has the potential for stable, long-term growth while trading at an attractive valuation.

Johnson & Johnson was also a leading detractor. While the stock was actually down less than 5% in the period, the stock was a relative underperformer in a strong market due to its exposure to the health care sector, which came under fire for drug pricing. However, we believe the company continues to be a safe-haven investment as it maintains substantial financial flexibility with its net cash balance sheet, stable free-cash-flow generation, and has a history of disciplined capital allocation.

OUTLOOK AND POSITIONING

The U.S. equity markets responded with great enthusiasm to the unanticipated election results in November and the subsequent speculation about stronger economic growth ahead. The prospect of lower corporate tax rates, increased infrastructure spending, repatriating foreign profits, and decreasing regulation have energized market participants and led to ever high valuations. In our view, while many of these potential changes could be beneficial to the companies we own and to the market in general, there are still a large number of unknowns which the market appears to be ignoring for now, including the Trump administration’s plan for trade policies and when and how tax cuts will be implemented. Potential geopolitical repercussions are also a significant issue. While we have spent a significant amount of time thinking through the potential impacts of new tax and trade policies and an easier regulatory environment, it strikes us as still too early to make any firm conclusions about what the longer term impact will be on the economy or who the long-term winners and losers in the next administration will be. As new policy is discussed and ultimately implemented, we expect volatility in the market to increase.

In the meantime, the valuation of the U.S. stock market remains elevated with the cyclically adjusted price-to-earnings (P/E) ratio now sitting at over 28x, a level it has exceeded only twice in the last 100 years. Obviously the market has come a long way from the market lows and to our way of thinking this puts the market on shakier footing. Of course, as long-only equity investors we are happy to participate in these significant upward moves in the market, but at Perkins we believe it is our focus on mitigating downside risk that will lead to outperformance of our benchmarks and peers over a full market cycle.

From a positioning standpoint, we have remained overweight health care despite the uncertainty presented by the potential replacement or repeal of the Affordable Care Act. We continue to think valuations in health care are extremely attractive relative to the rest of the market and we believe that the long-term secular trends for the industry are strong despite the near-term headwinds around drug pricing and overall cost containment. In addition, we have maintained a significant exposure to regional banks despite the run they have had most recently. We believe our banks are some of the clearest winners in the event of future tax cuts and a better regulatory environment. In addition, these same banks should also provide a strong ballast to the portfolio in

2	DECEMBER 31, 2016

Perkins Select Value Fund (unaudited)

terms of the benefit they could receive if interest rates increase.

As always, our primary focus continues to be fulfilling our client commitment by striving to minimize downside losses while participating in the upside market gains in order to compound returns at a higher rate over a complete market cycle. Three process elements which are routine at Perkins help us in our effort to fulfill our client commitment. First, we take a careful measure of balance sheet leverage. Many companies, including those with predictable earnings streams, have increased their debt burdens in recent years to finance mergers and acquisitions (M&A), stock buybacks and dividends. We try hard to avoid over-levered issues. Second, we consider whether a company has an enduring competitive advantage. A strong moat can serve the dual purpose of protecting a business during tough times and enabling it to prosper during good times. In our view, most stocks we own have some sort of economic moat. Finally, we sketch out a downside scenario. Knowing how much you could lose before buying – having a keen awareness of the negative possibilities – may be the most powerful tool when attempting to minimize downside losses.

Thank you for your investment with us in Perkins Select Value Fund.

Janus Investment Fund	3

Perkins Select Value Fund (unaudited)

Fund At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Citizens Financial Group Inc	1.75%	Casey's General Stores Inc	-0.33%
	OceanFirst Financial Corp	1.54%	Novartis AG (ADR)	-0.21%
	UniFirst Corp/MA	0.87%	Johnson & Johnson	-0.14%
	Delek US Holdings Inc	0.87%	Healthcare Trust of America Inc	-0.13%
	HollyFrontier Corp	0.55%	Laboratory Corp of America Holdings	-0.07%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Industrials	1.32%	18.94%	9.94%
	Utilities	1.18%	0.00%	6.48%
	Energy	0.84%	8.12%	12.69%
	Consumer Staples	0.55%	3.36%	8.22%
	Telecommunication Services	0.44%	0.00%	3.64%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 3000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Other**	-1.40%	12.04%	0.00%
	Health Care	-0.67%	20.83%	10.75%
	Information Technology	-0.43%	6.90%	9.84%
	Materials	-0.28%	3.57%	3.00%
	Real Estate	-0.15%	5.41%	3.49%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2016

Perkins Select Value Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Laboratory Corp of America Holdings
Health Care Providers & Services	3.2%
Citizens Financial Group Inc
Banks	3.2%
OceanFirst Financial Corp
Thrifts & Mortgage Finance	3.1%
Compass Minerals International Inc
Metals & Mining	3.1%
Johnson & Johnson
Pharmaceuticals	3.0%
15.6%

Asset Allocation - (% of Net Assets)
Common Stocks	88.1%
Repurchase Agreements	12.3%
Other	(0.4)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	5

Perkins Select Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	12.03%	19.06%	11.87%	12.25%	1.17%	1.00%
Class A Shares at MOP	5.63%	12.22%	10.56%	10.94%
Class C Shares at NAV	11.48%	18.16%	11.00%	11.38%	1.98%	1.82%
Class C Shares at CDSC	10.48%	17.16%	11.00%	11.38%
Class D Shares(1)	12.14%	19.36%	12.10%	12.50%	1.00%	0.77%
Class I Shares	12.20%	19.52%	12.23%	12.63%	0.88%	0.72%
Class S Shares	11.91%	19.13%	11.75%	12.13%	1.27%	1.13%
Class T Shares	12.02%	19.23%	12.03%	12.40%	1.02%	0.87%
Russell 3000 Value Index	11.40%	18.40%	14.81%	15.59%
Morningstar Quartile - Class I Shares	-	1st	3rd	4th
Morningstar Ranking - based on total returns for Mid-Cap Blend Funds	-	79/448	294/388	301/381

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	DECEMBER 31, 2016

Perkins Select Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Holding a meaningful portion of assets in cash or cash equivalents may negatively affect performance.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – December 15, 2011

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins Select Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,120.30	$5.61	$1,000.00	$1,019.91	$5.35	1.05%
Class C Shares	$1,000.00	$1,114.80	$9.75	$1,000.00	$1,015.98	$9.30	1.83%
Class D Shares	$1,000.00	$1,121.40	$4.38	$1,000.00	$1,021.07	$4.18	0.82%
Class I Shares	$1,000.00	$1,122.00	$4.17	$1,000.00	$1,021.27	$3.97	0.78%
Class S Shares	$1,000.00	$1,119.10	$5.72	$1,000.00	$1,019.81	$5.45	1.07%
Class T Shares	$1,000.00	$1,120.20	$4.92	$1,000.00	$1,020.57	$4.69	0.92%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2016

Perkins Select Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 88.1%
Auto Components – 1.1%
Standard Motor Products Inc	20,000	$1,064,400
Banks – 11.5%
Access National Corp	45,000	1,249,200
BNC Bancorp	25,000	797,500
Citizens Financial Group Inc	85,000	3,028,550
Columbia Banking System Inc	14,000	625,520
Evans Bancorp Inc	19,208	606,012
Prosperity Bancshares Inc	16,000	1,148,480
Umpqua Holdings Corp	100,000	1,878,000
Wells Fargo & Co	30,000	1,653,300
		10,986,562
Biotechnology – 0.8%
AbbVie Inc	12,000	751,440
Capital Markets – 0.7%
Cohen & Steers Inc	20,000	672,000
Chemicals – 0.9%
Valvoline Inc	40,000	860,000
Commercial Services & Supplies – 6.1%
Cintas Corp	20,000	2,311,200
UniFirst Corp/MA	16,000	2,298,400
Waste Connections Inc	16,000	1,257,440
		5,867,040
Communications Equipment – 0.5%
F5 Networks Inc*	3,000	434,160
Electrical Equipment – 3.6%
Generac Holdings Inc*	43,000	1,751,820
Thermon Group Holdings Inc*	90,000	1,718,100
		3,469,920
Energy Equipment & Services – 1.1%
Mammoth Energy Services Inc*	70,000	1,064,000
Equity Real Estate Investment Trusts (REITs) – 8.2%
Alexandria Real Estate Equities Inc	6,000	666,780
Equity Commonwealth*	63,000	1,905,120
Equity Residential	15,000	965,400
Extra Space Storage Inc	8,000	617,920
Healthcare Trust of America Inc	45,000	1,309,950
Lamar Advertising Co	12,000	806,880
Weyerhaeuser Co	53,000	1,594,770
		7,866,820
Food & Staples Retailing – 2.7%
Casey's General Stores Inc	21,500	2,555,920
Food Products – 0.7%
Cal-Maine Foods Inc	16,000	706,800
Health Care Equipment & Supplies – 2.0%
Stryker Corp	16,000	1,916,960
Health Care Providers & Services – 5.5%
AmerisourceBergen Corp	22,000	1,720,180
Laboratory Corp of America Holdings*	24,000	3,081,120
Patterson Cos Inc	12,000	492,360
		5,293,660
Health Care Technology – 0.9%
Omnicell Inc*	26,000	881,400
Hotels, Restaurants & Leisure – 2.6%
Cedar Fair LP	38,000	2,439,600
Information Technology Services – 1.3%
Jack Henry & Associates Inc	8,000	710,240
Total System Services Inc	10,000	490,300
		1,200,540

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Select Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Internet Software & Services – 1.2%
Alphabet Inc - Class A*	1,400	$1,109,430
Life Sciences Tools & Services – 2.7%
ICON PLC*	10,000	752,000
INC Research Holdings Inc*	34,000	1,788,400
		2,540,400
Machinery – 1.7%
Donaldson Co Inc	22,000	925,760
Trinity Industries Inc	24,000	666,240
		1,592,000
Marine – 1.0%
Irish Continental Group PLC	200,000	946,428
Metals & Mining – 3.1%
Compass Minerals International Inc	38,000	2,977,300
Oil, Gas & Consumable Fuels – 7.9%
Anadarko Petroleum Corp	16,000	1,115,680
Delek US Holdings Inc	60,000	1,444,200
Enterprise Products Partners LP	30,000	811,200
HollyFrontier Corp	45,000	1,474,200
Magellan Midstream Partners LP	24,000	1,815,120
Occidental Petroleum Corp	12,000	854,760
		7,515,160
Pharmaceuticals – 7.5%
Johnson & Johnson	25,000	2,880,250
Merck & Co Inc	20,000	1,177,400
Novartis AG (ADR)	14,000	1,019,760
Pfizer Inc	65,000	2,111,200
		7,188,610
Professional Services – 1.1%
Robert Half International Inc	22,000	1,073,160
Road & Rail – 2.0%
AMERCO	1,800	665,262
Union Pacific Corp	12,000	1,244,160
		1,909,422
Software – 4.2%
Check Point Software Technologies Ltd*	22,000	1,858,120
Synopsys Inc*	36,000	2,118,960
		3,977,080
Specialty Retail – 2.4%
Sally Beauty Holdings Inc*	30,000	792,600
Williams-Sonoma Inc	30,000	1,451,700
		2,244,300
Thrifts & Mortgage Finance – 3.1%
OceanFirst Financial Corp	100,000	3,003,000
Total Common Stocks (cost $67,311,008)		84,107,512
Repurchase Agreements (a) – 12.3%
Undivided interest of 31.8% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $11,700,624 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520 (cost $11,700,000)	$11,700,000	11,700,000
Total Investments (total cost $79,011,008) – 100.4%		95,807,512
Liabilities, net of Cash, Receivables and Other Assets – (0.4)%		(385,290)
Net Assets – 100%		$95,422,222

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Perkins Select Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$91,231,204	95.2%
Israel	1,858,120	1.9
Ireland	1,698,428	1.8
Switzerland	1,019,760	1.1

Total	$95,807,512	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Select Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 3000® Value Index	Measures the performance of the broad value segment of the U.S. equity universe. The index includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

(a)	The Fund may have elements of risk due to concentrated investments. Such concentrations may subject the Fund to additional risks.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Common Stocks
Marine	$-	$946,428	$-
All Other	83,161,084	-	-
Repurchase Agreements	-	11,700,000	-
Total Assets	$83,161,084	$12,646,428	$-

12	DECEMBER 31, 2016

Perkins Select Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$79,011,008
Investments, at value	84,107,512
Repurchase agreements, at value	11,700,000
Cash	49,501
Non-interested Trustees' deferred compensation	1,763
Receivables:
Fund shares sold	470,921
Dividends	72,885
Foreign tax reclaims	13,593
Interest	624
Other assets	1,363
Total Assets	96,418,162
Liabilities:
Payables:	—
Investments purchased	871,898
Fund shares repurchased	38,632
Advisory fees	32,203
Transfer agent fees and expenses	20,316
Professional fees	14,550
Non-interested Trustees' deferred compensation fees	1,763
Fund administration fees	784
Non-interested Trustees' fees and expenses	660
Custodian fees	450
12b-1 Distribution and shareholder servicing fees	305
Accrued expenses and other payables	14,379
Total Liabilities	995,940
Net Assets	$95,422,222

See Notes to Financial Statements.

Janus Investment Fund	13

Perkins Select Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$77,447,921
Undistributed net investment income/(loss)	(9,447)
Undistributed net realized gain/(loss) from investments and foreign currency transactions	1,189,416
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	16,794,332
Total Net Assets	$95,422,222
Net Assets - Class A Shares	$405,915
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	31,287
Net Asset Value Per Share(2)	$12.97
Maximum Offering Price Per Share(3)	$13.76
Net Assets - Class C Shares	$218,625
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	17,136
Net Asset Value Per Share(2)	$12.76
Net Assets - Class D Shares	$21,560,796
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,657,407
Net Asset Value Per Share	$13.01
Net Assets - Class I Shares	$68,249,223
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,239,649
Net Asset Value Per Share	$13.03
Net Assets - Class S Shares	$77,407
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	5,967
Net Asset Value Per Share	$12.97
Net Assets - Class T Shares	$4,910,256
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	377,441
Net Asset Value Per Share	$13.01

(1) Includes cost of repurchase agreements of $11,700,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Perkins Select Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$802,329
Interest	15,065
Foreign tax withheld	(911)
Total Investment Income	816,483
Expenses:
Advisory fees	256,084
12b-1Distribution and shareholder servicing fees:
Class A Shares	368
Class C Shares	864
Class S Shares	88
Transfer agent administrative fees and expenses:
Class D Shares	7,481
Class S Shares	88
Class T Shares	4,300
Transfer agent networking and omnibus fees:
Class A Shares	162
Class C Shares	116
Class I Shares	37,009
Other transfer agent fees and expenses:
Class A Shares	15
Class D Shares	1,478
Class I Shares	1,555
Class T Shares	24
Registration fees	71,405
Professional fees	19,396
Shareholder reports expense	4,625
Fund administration fees	4,129
Custodian fees	1,612
Non-interested Trustees’ fees and expenses	1,426
Other expenses	946
Total Expenses	413,171
Less: Excess Expense Reimbursement	(73,150)
Net Expenses	340,021
Net Investment Income/(Loss)	476,462
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	2,802,813
Total Net Realized Gain/(Loss) on Investments	2,802,813
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	6,191,756
Total Change in Unrealized Net Appreciation/Depreciation	6,191,756
Net Increase/(Decrease) in Net Assets Resulting from Operations	$9,471,031

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Select Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$476,462	$911,599
Net realized gain/(loss) on investments	2,802,813	2,026,653
Change in unrealized net appreciation/depreciation	6,191,756	423,143
Net Increase/(Decrease) in Net Assets Resulting from Operations	9,471,031	3,361,395
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(3,555)	(356)
Class C Shares	(1,283)	—
Class D Shares	(179,178)	(38,511)
Class I Shares	(610,340)	(435,963)
Class S Shares	(648)	(196)
Class T Shares	(40,478)	(4,607)
Total Dividends from Net Investment Income	(835,482)	(479,633)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(17,531)	(5,752)
Class C Shares	(9,113)	(1,938)
Class D Shares	(844,491)	(381,018)
Class I Shares	(2,899,095)	(4,052,601)
Class S Shares	(3,315)	(2,976)
Class T Shares	(195,120)	(81,294)
Total Distributions from Net Realized Gain from Investment Transactions	(3,968,665)	(4,525,579)
Net Decrease from Dividends and Distributions to Shareholders	(4,804,147)	(5,005,212)
Capital Share Transactions:
Class A Shares	129,604	172,323
Class C Shares	44,917	106,602
Class D Shares	12,608,557	2,064,735
Class I Shares	(6,861,727)	2,101,650
Class S Shares	19,697	3,172
Class T Shares	2,623,924	761,300
Net Increase/(Decrease) from Capital Share Transactions	8,564,972	5,209,782
Net Increase/(Decrease) in Net Assets	13,231,856	3,565,965
Net Assets:
Beginning of period	82,190,366	78,624,401
End of period	$95,422,222	$82,190,366

Undistributed Net Investment Income/(Loss)	$(9,447)	$349,573

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Perkins Select Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015		2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.20	$12.50	$12.85		$11.76	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(2)	0.11(2)	0.09(2)		0.17(2)	0.11	0.04
Net realized and unrealized gain/(loss)	1.43	0.35	0.31		1.79	1.66	0.78
Total from Investment Operations	1.48	0.46	0.40		1.96	1.77	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.04)	(0.17)		(0.11)	(0.10)	—
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)		(0.76)	(0.73)	—
Total Dividends and Distributions	(0.71)	(0.76)	(0.75)		(0.87)	(0.83)	—
Net Asset Value, End of Period	$12.97	$12.20	$12.50		$12.85	$11.76	$10.82
Total Return*	12.03%	4.22%	3.21%		17.25%	17.16%	8.20%
Net Assets, End of Period (in thousands)	$406	$265	$95		$132	$109	$89
Average Net Assets for the Period (in thousands)	$287	$118	$120		$114	$108	$48
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.22%	1.17%	1.16%		1.34%	1.35%	1.51%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.05%	1.01%	1.03%		1.23%	1.21%	1.26%
Ratio of Net Investment Income/(Loss)	0.85%	0.96%	0.73%		1.39%	1.13%	1.43%
Portfolio Turnover Rate	24%	77%	54%		76%	62%	80%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.04	$12.39	$12.72	$11.68	$10.78	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	—(2)(3)	(0.01)(2)	(0.01)(2)	0.08(2)	0.03	0.02
Net realized and unrealized gain/(loss)	1.39	0.38	0.31	1.78	1.65	0.76
Total from Investment Operations	1.39	0.37	0.30	1.86	1.68	0.78
Less Dividends and Distributions:
Dividends (from net investment income)	(0.08)	—	(0.05)	(0.06)	(0.05)	—
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.67)	(0.72)	(0.63)	(0.82)	(0.78)	—
Net Asset Value, End of Period	$12.76	$12.04	$12.39	$12.72	$11.68	$10.78
Total Return*	11.48%	3.44%	2.43%	16.38%	16.24%	7.80%
Net Assets, End of Period (in thousands)	$219	$165	$54	$183	$124	$77
Average Net Assets for the Period (in thousands)	$169	$80	$116	$157	$103	$34
Ratios to Average Net Assets**:
Ratio of Gross Expenses	2.00%	1.98%	1.96%	2.10%	2.05%	2.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.83%	1.83%	1.83%	1.95%	1.97%	1.99%
Ratio of Net Investment Income/(Loss)	0.07%	(0.05)%	(0.05)%	0.65%	0.36%	0.68%
Portfolio Turnover Rate	24%	77%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Select Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.23	$12.53	$12.88	$11.78	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.14(2)	0.12(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	1.42	0.35	0.32	1.81	1.66	0.79
Total from Investment Operations	1.49	0.49	0.44	2.00	1.79	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.07)	(0.21)	(0.14)	(0.11)	—
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.71)	(0.79)	(0.79)	(0.90)	(0.84)	—
Net Asset Value, End of Period	$13.01	$12.23	$12.53	$12.88	$11.78	$10.83
Total Return*	12.14%	4.46%	3.49%	17.56%	17.34%	8.30%
Net Assets, End of Period (in thousands)	$21,561	$8,601	$6,612	$6,830	$5,742	$3,004
Average Net Assets for the Period (in thousands)	$12,137	$6,736	$6,494	$5,827	$4,266	$1,593
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.04%	1.00%	0.99%	1.06%	1.01%	1.74%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.82%	0.77%	0.80%	0.97%	1.01%	1.19%
Ratio of Net Investment Income/(Loss)	1.13%	1.14%	0.93%	1.57%	1.43%	1.37%
Portfolio Turnover Rate	24%	77%	54%	76%	62%	80%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.24	$12.54	$12.90	$11.80	$10.83	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.14(2)	0.13(2)	0.22(2)	0.15	0.07
Net realized and unrealized gain/(loss)	1.43	0.36	0.32	1.81	1.67	0.76
Total from Investment Operations	1.50	0.50	0.45	2.03	1.82	0.83
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.08)	(0.23)	(0.17)	(0.12)	—
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.71)	(0.80)	(0.81)	(0.93)	(0.85)	—
Net Asset Value, End of Period	$13.03	$12.24	$12.54	$12.90	$11.80	$10.83
Total Return*	12.20%	4.50%	3.58%	17.76%	17.61%	8.30%
Net Assets, End of Period (in thousands)	$68,249	$70,980	$70,486	$80,260	$64,631	$58,880
Average Net Assets for the Period (in thousands)	$69,181	$68,578	$71,660	$72,827	$61,876	$58,109
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.94%	0.88%	0.84%	0.89%	0.87%	1.26%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.78%	0.72%	0.71%	0.79%	0.87%	1.02%
Ratio of Net Investment Income/(Loss)	1.11%	1.19%	1.02%	1.78%	1.46%	1.30%
Portfolio Turnover Rate	24%	77%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Perkins Select Value Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.21	$12.49	$12.87	$11.77	$10.81	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.06(2)	0.12(2)	0.07(2)	0.14(2)	0.09	0.04
Net realized and unrealized gain/(loss)	1.40	0.37	0.33	1.79	1.66	0.77
Total from Investment Operations	1.46	0.49	0.40	1.93	1.75	0.81
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.05)	(0.20)	(0.07)	(0.06)	—
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.70)	(0.77)	(0.78)	(0.83)	(0.79)	—
Net Asset Value, End of Period	$12.97	$12.21	$12.49	$12.87	$11.77	$10.81
Total Return*	11.91%	4.41%	3.18%	16.91%	16.91%	8.10%
Net Assets, End of Period (in thousands)	$77	$54	$52	$15	$13	$11
Average Net Assets for the Period (in thousands)	$69	$51	$43	$14	$12	$11
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.35%	1.27%	1.23%	1.65%	1.52%	1.70%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.89%	1.10%	1.45%	1.40%	1.47%
Ratio of Net Investment Income/(Loss)	0.89%	1.02%	0.54%	1.11%	0.94%	0.78%
Portfolio Turnover Rate	24%	77%	54%	76%	62%	80%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(1)
Net Asset Value, Beginning of Period	$12.24	$12.51	$12.87	$11.77	$10.82	$10.00
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(2)	0.12(2)	0.09(2)	0.19(2)	0.13	0.04
Net realized and unrealized gain/(loss)	1.41	0.37	0.33	1.81	1.65	0.78
Total from Investment Operations	1.48	0.49	0.42	2.00	1.78	0.82
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.04)	(0.20)	(0.14)	(0.10)	—
Distributions (from capital gains)	(0.59)	(0.72)	(0.58)	(0.76)	(0.73)	—
Total Dividends and Distributions	(0.71)	(0.76)	(0.78)	(0.90)	(0.83)	—
Net Asset Value, End of Period	$13.01	$12.24	$12.51	$12.87	$11.77	$10.82
Total Return*	12.02%	4.43%	3.39%	17.52%	17.25%	8.20%
Net Assets, End of Period (in thousands)	$4,910	$2,125	$1,326	$2,022	$1,357	$1,049
Average Net Assets for the Period (in thousands)	$3,361	$1,593	$2,906	$1,595	$1,274	$649
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.10%	1.02%	1.01%	1.16%	1.11%	1.44%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.92%	0.86%	0.89%	1.04%	1.11%	1.26%
Ratio of Net Investment Income/(Loss)	1.07%	1.05%	0.72%	1.53%	1.25%	1.32%
Portfolio Turnover Rate	24%	77%	54%	76%	62%	80%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Period from December 15, 2011 (inception date) through June 30, 2012.

(2) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Select Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

20	DECEMBER 31, 2016

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

Janus Investment Fund	21

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

22	DECEMBER 31, 2016

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

Janus Investment Fund	23

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$11,700,000	$—	$(11,700,000)	$—

(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In

24	DECEMBER 31, 2016

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.70%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 3000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.60%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund's performance relative to the Fund's benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.77% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur

Janus Investment Fund	25

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the

26	DECEMBER 31, 2016

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $274.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $100.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	-%	-%
Class C Shares	-	-
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	78	-*
Class T Shares	-	-

* Less than 0.50%

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing

Janus Investment Fund	27

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 78,848,453	$17,172,999	$ (213,940)	$ 16,959,059

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	12,054	$ 160,701	20,428	$ 243,607
Reinvested dividends and distributions	1,612	21,086	542	6,108
Shares repurchased	(4,083)	(52,183)	(6,899)	(77,392)
Net Increase/(Decrease)	9,583	$ 129,604	14,071	$ 172,323
Class C Shares:
Shares sold	7,870	$ 103,463	11,303	$ 130,235
Reinvested dividends and distributions	808	10,396	174	1,938
Shares repurchased	(5,258)	(68,942)	(2,112)	(25,571)
Net Increase/(Decrease)	3,420	$ 44,917	9,365	$ 106,602
Class D Shares:
Shares sold	1,034,461	$ 13,631,868	269,825	$ 3,204,330
Reinvested dividends and distributions	77,463	1,015,535	36,486	411,196
Shares repurchased	(157,620)	(2,038,846)	(131,013)	(1,550,791)
Net Increase/(Decrease)	954,304	$ 12,608,557	175,298	$ 2,064,735
Class I Shares:
Shares sold	66,916	$ 869,756	59,740	$ 702,560
Reinvested dividends and distributions	267,284	3,509,435	397,922	4,488,565
Shares repurchased	(891,324)	(11,240,918)	(283,367)	(3,089,475)
Net Increase/(Decrease)	(557,124)	$ (6,861,727)	174,295	$ 2,101,650
Class S Shares:
Shares sold	1,243	$ 15,734	-	$ -
Reinvested dividends and distributions	303	3,963	282	3,172
Shares repurchased	-	-	-	-
Net Increase/(Decrease)	1,546	$ 19,697	282	$ 3,172
Class T Shares:
Shares sold	268,811	$ 3,469,212	122,770	$ 1,413,225
Reinvested dividends and distributions	17,971	235,598	7,615	85,901
Shares repurchased	(83,010)	(1,080,886)	(62,736)	(737,826)
Net Increase/(Decrease)	203,772	$ 2,623,924	67,649	$ 761,300

28	DECEMBER 31, 2016

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$25,487,201	$ 17,986,893	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

Janus Investment Fund	29

Perkins Select Value Fund

Notes to Financial Statements (unaudited)

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

30	DECEMBER 31, 2016

Perkins Select Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	31

Perkins Select Value Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

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Perkins Select Value Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	33

Perkins Select Value Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

34	DECEMBER 31, 2016

Perkins Select Value Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	35

Perkins Select Value Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

36	DECEMBER 31, 2016

Perkins Select Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	37

Perkins Select Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

38	DECEMBER 31, 2016

Perkins Select Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	39

Perkins Select Value Fund

Notes

NotesPage1

40	DECEMBER 31, 2016

Perkins Select Value Fund

Notes

NotesPage2

Janus Investment Fund	41

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
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SEMIANNUAL REPORT December 31, 2016

Perkins Small Cap Value Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Small Cap Value Fund

Perkins Small Cap Value Fund (unaudited)

FUND SNAPSHOT

We believe in the timeless adage of the "power of compounding" and reflect this in our focus on mitigating losses in difficult markets. We invest in securities we believe have favorable reward-to-risk ratios by focusing first on rigorous downside analysis prior to determining upside potential. We seek to outperform both our benchmark and peers over a full market cycle by building diversified portfolios of what we believe to be high-quality undervalued stocks.

Robert Perkins co-portfolio manager	Justin Tugman co-portfolio manager	Tom Reynolds co-portfolio manager

PERFORMANCE REVIEW

During the six months ended December 31, 2016, Perkins Small Cap Value Fund’s Class T Shares returned 17.72%, versus a 24.19% return for the Fund’s benchmark, the Russell 2000 Value Index. Our holdings in financials, materials and consumer staples weighed on relative performance. Relative contributors were led by our underweight allocation to utilities, along with stock selection in consumer discretionary and energy.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

MARKET ENVIRONMENT

The equity market rallied during the period, led by small cap stocks. The surprise U.S. election results helped fuel the rally in the equity market and the U.S. dollar and lifted interest rates on the perception that a Trump administration will be more inflationary (will increase spending) and more business friendly (less regulation/lower taxes for companies). The index, which rallied sharply after the election, was led by bank stocks which benefited as interest rates rose across the curve. Small-cap stocks also sharply outperformed mid- and large-cap stocks as they are seen as bigger beneficiaries of the new administration’s efforts to lower corporate tax rates, more U.S.-centric policies toward manufacturing, and are typically less impacted by an appreciating U.S. dollar.

CONTRIBUTORS

Delek US Holdings Inc. is a Brentwood, Tennessee-based independent refiner with refining, retail and logistics assets throughout the mid-continent and southern United States. Delek was rumored as a takeout candidate during the year, which helped boost the stock. Additionally, the stock generated very strong returns after the election as market participants speculated that a Trump administration may roll back costly regulations, including Renewable Identification Numbers (RINs), which have weighed on earnings and cash flow. Delek also announced the acquisition of Alon USA Energy, which should help give scale to Delek’s operations and prove to be accretive to earnings going forward. Although we continue to have a sizable position in Delek, we trimmed our holdings near the end of the year as shares appreciated and the reward-to-risk ratio declined.

Columbia Banking System is a full-service commercial bank based in Washington with exposure to Oregon and Idaho. The stock outperformed in the period primarily due to a broad-based outperformance of the banking sector following the November election. The sector was boosted by both the reality of higher interest rates and the hopes of an easing regulatory burden and lower corporate tax rate going forward. Additionally, the market began to price in the expectation of faster gross domestic product (GDP) growth on a sustained basis, which would benefit banks. Given the strength in Columbia during the period and a diminished reward-to-risk ratio, we trimmed our position near the end of the year.

United Community Banks operates banks in Georgia, Tennessee and Alabama focused on lending to the commercial real estate market, home mortgages, and SBA (Small Business Administration) loans. The stock outperformed in the period largely due to the broad-based outperformance of the banking sector following the November elections. With a nearly 40% increase in the stock price from pre-election to the end of the period and the stock trading above our price target, we aggressively reduced our position in the name.

DETRACTORS

Life Storage, formerly Sovran Self Storage, is a real estate investment trust (REIT) that owns and operates self-storage facilities throughout the U.S. The company closed on its acquisition of Life Storage LP in July and

Janus Investment Fund	1

Perkins Small Cap Value Fund (unaudited)

subsequently rebranded their company. Life Storage’s second quarter operating results came in weaker than expected, driven primarily by growth slowing more than anticipated. As a result, management reduced full-year guidance and revised their expectations lower, driven in large part by the Houston market. This – in addition to concerns about increased new supply and unease over what many, including ourselves, viewed as a fully valued acquisition – led to the underperformance. Given the multitude of uncertainties and a less attractive reward-to-risk profile, we trimmed our position.

American Renal Associates, one of the largest independent dialysis providers, underperformed following its initial public offering as concerns emerged about third party premium payments for individuals on public insurance exchanges. Although the potential negative impact to American Renal Associates appears to be limited from a payer-mix perspective, there is uncertainty related to any potential legal liabilities. We exited our position as the issue caused the potential downside risk to the stock to increase to an absolute level beyond our comfort level.

Dental and animal health supplier Patterson underperformed after reporting weak results and reducing its full-year guidance. The weakness was largely attributable to the combination of a slowdown in dental consumable sales, pharmaceutical pricing pressure within animal health, and management’s strategic decision not to extend an exclusive U.S. equipment distribution agreement. Although we believe the overall dental and animal health industry fundamentals are relatively attractive, we remain cautious as the company does not have a strong track record of executing. As a result of lowering our up and down price targets, the reward-to-risk ratio was unattractive and we exited our position.

OUTLOOK AND POSITIONING

Multiples for small-cap equities have expanded as they are pricing in an acceleration of GDP growth, as well as the potential for both lower corporate taxes and lower regulatory burdens in the wake of a Republican sweep in Washington, D.C. The market’s base case expectation has shifted from “late cycle recovery” to “secular stagnation is over.” This dramatic shift in market tone stems from the idea that the new Republican-controlled administration will usher in a new era of economic growth. This growth will be driven by corporate tax cuts, simplification of the tax code, fewer regulatory burdens, incentives to repatriate both cash and jobs to the United States, and the releasing of “animal spirits.” These beliefs have led to higher equity prices, higher interest rates and a stronger U.S. dollar. In other words, the markets believe Goldilocks has returned. While we do not take the unleashing of these animal spirits lightly, there are a number of unknowns which the market is ignoring. These include: the new administration’s plan for trade policies; when and how changes in the tax code will be implemented; whether an infrastructure plan will be directly funded by the government or consist of tax incentives; what changes will come in foreign policy; and if Republicans will truly be comfortable flipping from a balanced-budget stance to a deficit-spending stance. As new policy is discussed and ultimately implemented, we expect volatility and uncertainty in the market to increase.

From a positioning standpoint, we remain well exposed in regional banks given the potential for improving fundamentals from higher interest rates and meaningful regulatory easing. While banks benefit from tax cuts and a better regulatory environment – just as many other industries would – they are unique in that some of the improvements that will help drive earnings for banks, such as higher interest rates and a steeper yield curve, have already occurred. On the other hand, while many non-bank stocks are pricing in what could happen. We remain overweight industrials as we believe it’s our best way to provide some cyclical exposure given our underweight in the highly cyclical materials names and in energy, where we have been reducing our underweight.

Despite the recent euphoria of the stock market, our primary focus continues to be fulfilling our client commitment by striving to minimize downside losses while participating in the upside market gains in order to compound returns at a higher rate over a complete market cycle with lower volatility. Three process elements which are routine at Perkins help us in our effort to fulfill our client commitment. First, take a careful measure of balance sheet leverage. Many companies, including those with predictable earnings streams, have increased their debt burdens in recent years to finance mergers and acquisitions (M&A), stock buybacks and dividends, but it remains imperative to maintain this focus, as hiccups can and sometimes do occur. Second, consider whether a company has an enduring competitive advantage and focus on those which we believe have a durable competitive advantage. A strong moat can serve the dual purpose of protecting a business during tough times and enabling it to prosper during good times. Finally, sketch out a downside scenario. Knowing how much you could

2	DECEMBER 31, 2016

Perkins Small Cap Value Fund (unaudited)

lose before buying – having a keen awareness of the negative possibilities – may be the most powerful tool when attempting to minimize downside losses. While certainly aware of the need to participate on the upside, given the current valuations in the market and after a powerful rally over the past 11 months, we believe it is prudent to maintain a focus on the downside risks.

Thank you for your investment in Perkins Small Cap Value Fund.

Janus Investment Fund	3

Perkins Small Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Delek US Holdings Inc	1.16%	Life Storage Inc	-0.30%
	Columbia Banking System Inc	1.02%	American Renal Associates Holdings Inc	-0.28%
	United Community Banks Inc/GA	0.95%	Patterson Cos. Inc	-0.20%
	UniFirst Corp/MA	0.81%	HSN Inc	-0.19%
	Standard Motor Products Inc	0.81%	Hain Celestial Group Inc	-0.19%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Utilities	1.18%	2.20%	6.81%
	Consumer Discretionary	0.39%	9.80%	10.51%
	Energy	0.22%	2.92%	5.21%
	Telecommunication Services	0.16%	0.00%	0.71%
	Real Estate	-0.02%	5.56%	7.03%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 2000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	-1.99%	28.47%	34.54%
	Materials	-1.18%	6.05%	4.62%
	Other**	-1.07%	4.08%	0.00%
	Consumer Staples	-1.05%	6.36%	2.92%
	Health Care	-0.82%	6.39%	4.64%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2016

Perkins Small Cap Value Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
UniFirst Corp/MA
Commercial Services & Supplies	3.4%
Banner Corp
Banks	3.1%
Cedar Fair LP
Hotels, Restaurants & Leisure	2.7%
Compass Minerals International Inc
Metals & Mining	2.4%
Hanover Insurance Group Inc
Insurance	2.3%
13.9%

Asset Allocation - (% of Net Assets)
Common Stocks	96.2%
Repurchase Agreements	4.1%
Other	(0.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	5

Perkins Small Cap Value Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Ten Year	Total Annual Fund Operating Expenses
Class A Shares at NAV	17.57%	26.04%	13.02%	8.62%	1.36%
Class A Shares at MOP	10.80%	18.78%	11.69%	7.98%
Class C Shares at NAV	17.26%	25.39%	12.30%	7.87%	2.04%
Class C Shares at CDSC	16.26%	24.39%	12.30%	7.87%
Class D Shares(1)	17.73%	26.42%	13.36%	8.92%	1.05%
Class I Shares	17.74%	26.45%	13.40%	8.85%	0.99%
Class L Shares(2)	17.82%	26.60%	13.51%	9.09%	1.10%
Class N Shares	17.84%	26.58%	13.27%	8.85%	0.89%
Class R Shares	17.37%	25.60%	12.69%	8.31%	1.64%
Class S Shares	17.54%	25.98%	12.98%	8.58%	1.39%
Class T Shares	17.72%	26.32%	13.27%	8.85%	1.14%
Russell 2000 Value Index	24.19%	31.74%	15.07%	6.26%
Morningstar Quartile - Class T Shares	-	2nd	3rd	1st
Morningstar Ranking - based on total returns for Small Value Funds	-	195/426	271/375	15/296
Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).
Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.
CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

This Fund has a performance-based management fee that may adjust up or down based on the Fund’s performance.

6	DECEMBER 31, 2016

Perkins Small Cap Value Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Real Estate Investment Trusts (REITs) may be subject to additional risks, including interest rate, management, tax, economic, environmental and concentration risks.

The Fund will normally invest at least 80% of its net assets, measured at the time of purchase, in the type of securities described by its name.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Class A Shares, Class C Shares, Class R Shares and Class S Shares commenced operations on July 6, 2009. Performance shown for each class reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of the corresponding class, without the effect of any fee and expense limitations or waivers.

Class D Shares commenced operations on February 16, 2010, as a result of the restructuring of Class J Shares, the predecessor share class. Performance shown for periods prior to February 16, 2010, reflects the performance of the Fund’s former Class J Shares (formerly named Investor Shares).

Class I Shares commenced operations on July 6, 2009. Performance shown reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares) for periods prior to July 6, 2009, calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class N Shares of the Fund commenced operations on May 31, 2012. Performance shown for Class N Shares reflects the performance of the Fund’s Class T Shares from July 6, 2009 to May 31, 2012, calculated using the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers. For periods prior to July 6, 2009, the performance shown for Class N Shares reflects the performance of the Fund’s Class J Shares (formerly named Investor Shares), calculated using the fees and expenses of Class J Shares, net of any applicable fee and expense limitations or waivers.

Class T Shares (formerly named Class J Shares) commenced operations with the Fund’s inception. Performance shown for Class T Shares reflects the fees and expenses of Class T Shares, net of any applicable fee and expense limitations or waivers.

If each share class of the Fund had been available during periods prior to its commencement, the performance shown may have been different. The performance shown for periods following the Fund’s commencement of each share class reflects the fees and expenses of each respective share class, net of any applicable fee and expense limitations or waivers. Please refer to the Fund’s prospectuses for further details concerning historical performance.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

(1) Closed to certain new investors.

(2) Closed to new investors.

Janus Investment Fund	7

Perkins Small Cap Value Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,175.70	$7.46	$1,000.00	$1,018.35	$6.92	1.36%
Class C Shares	$1,000.00	$1,172.60	$10.57	$1,000.00	$1,015.48	$9.80	1.93%
Class D Shares	$1,000.00	$1,177.30	$5.82	$1,000.00	$1,019.86	$5.40	1.06%
Class I Shares	$1,000.00	$1,177.40	$5.82	$1,000.00	$1,019.86	$5.40	1.06%
Class L Shares	$1,000.00	$1,178.20	$5.22	$1,000.00	$1,020.42	$4.84	0.95%
Class N Shares	$1,000.00	$1,178.40	$5.00	$1,000.00	$1,020.62	$4.63	0.91%
Class R Shares	$1,000.00	$1,173.70	$9.15	$1,000.00	$1,016.79	$8.49	1.67%
Class S Shares	$1,000.00	$1,175.40	$7.73	$1,000.00	$1,018.10	$7.17	1.41%
Class T Shares	$1,000.00	$1,177.20	$6.37	$1,000.00	$1,019.36	$5.90	1.16%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – 96.2%
Aerospace & Defense – 1.0%
BWX Technologies Inc	616,821	$24,487,794
Auto Components – 2.2%
Dana Inc	1,730,424	32,843,448
Standard Motor Products Inc	388,815	20,692,734
		53,536,182
Banks – 19.3%
Access National Corp£	603,754	16,760,211
Bank of Hawaii Corp	228,206	20,239,590
Banner Corp	1,379,776	77,005,299
BNC Bancorp	642,568	20,497,919
CoBiz Financial Inc	1,140,929	19,270,291
Columbia Banking System Inc	958,486	42,825,154
CU Bancorp*	148,735	5,324,713
FCB Financial Holdings Inc*	907,895	43,306,591
First Hawaiian Inc	1,284,598	44,729,702
Independent Bank Corp/Rockland MA	575,890	40,571,451
Investors Bancorp Inc	1,310,190	18,277,151
Pacific Premier Bancorp Inc*	681,760	24,100,216
Prosperity Bancshares Inc	700,664	50,293,662
S&T Bancorp Inc	436,612	17,045,332
United Community Banks Inc/GA	132,832	3,934,484
Wintrust Financial Corp	438,300	31,807,431
		475,989,197
Beverages – 1.4%
Boston Beer Co Inc*	198,977	33,796,243
Building Products – 1.7%
Simpson Manufacturing Co Inc	935,510	40,928,562
Capital Markets – 1.6%
AllianceBernstein Holding LP	621,465	14,573,354
Cohen & Steers Inc	748,849	25,161,326
		39,734,680
Chemicals – 1.1%
Valvoline Inc	1,228,333	26,409,160
Commercial Services & Supplies – 3.4%
UniFirst Corp/MA	578,879	83,155,968
Communications Equipment – 1.1%
NetScout Systems Inc*	382,923	12,062,075
Radware Ltd*	1,067,606	15,565,695
		27,627,770
Construction & Engineering – 0.7%
Valmont Industries Inc	121,409	17,106,528
Construction Materials – 1.3%
United States Lime & Minerals Inc	99,986	7,573,940
US Concrete Inc*	357,305	23,403,478
		30,977,418
Containers & Packaging – 1.6%
Sonoco Products Co	729,799	38,460,407
Electrical Equipment – 3.7%
Encore Wire Corp	802,137	34,772,639
Generac Holdings Inc*	544,376	22,177,878
Thermon Group Holdings Inc*,£	1,863,104	35,566,655
		92,517,172
Electronic Equipment, Instruments & Components – 2.2%
Tech Data Corp*	299,640	25,373,515
Vishay Intertechnology Inc	1,863,345	30,186,189
		55,559,704
Energy Equipment & Services – 1.2%
Mammoth Energy Services Inc*,£	1,947,646	29,604,219

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Equity Real Estate Investment Trusts (REITs) – 7.3%
Equity Commonwealth*	1,009,495	$30,527,129
Healthcare Trust of America Inc	892,578	25,982,946
Life Storage Inc	169,000	14,408,940
MGM Growth Properties LLC	1,786,539	45,217,302
Physicians Realty Trust	1,190,737	22,576,374
Sun Communities Inc	531,040	40,682,974
		179,395,665
Food & Staples Retailing – 1.0%
Casey's General Stores Inc	201,276	23,927,691
Food Products – 4.3%
Cal-Maine Foods Inc	936,562	41,372,626
Hostess Brands Inc*	887,553	11,538,189
J&J Snack Foods Corp	129,086	17,223,945
John B Sanfilippo & Son Inc	263,666	18,559,450
Nomad Foods Ltd*	1,799,787	17,223,962
		105,918,172
Health Care Technology – 1.2%
Omnicell Inc*	863,374	29,268,379
Hotels, Restaurants & Leisure – 2.7%
Cedar Fair LP	1,046,919	67,212,200
Household Durables – 0.6%
TopBuild Corp*	453,165	16,132,674
Independent Power and Renewable Electricity Producers – 0.7%
NextEra Energy Partners LP	656,532	16,767,827
Information Technology Services – 0.6%
Jack Henry & Associates Inc	158,929	14,109,717
Insurance – 4.0%
First American Financial Corp	596,649	21,855,253
Hanover Insurance Group Inc	610,775	55,586,633
RenaissanceRe Holdings Ltd	158,032	21,527,119
		98,969,005
Internet & Direct Marketing Retail – 0.2%
HSN Inc	146,813	5,035,686
Life Sciences Tools & Services – 1.5%
ICON PLC*	230,923	17,365,410
INC Research Holdings Inc*	365,494	19,224,984
		36,590,394
Machinery – 4.5%
CLARCOR Inc	84,770	6,990,982
ESCO Technologies Inc	428,814	24,292,313
Lincoln Electric Holdings Inc	480,961	36,875,280
RBC Bearings Inc*	167,815	15,574,910
Trinity Industries Inc	1,014,357	28,158,550
		111,892,035
Media – 0.7%
AMC Networks Inc*	335,935	17,582,838
Metals & Mining – 2.4%
Compass Minerals International Inc	744,823	58,356,882
Mortgage Real Estate Investment Trusts (REITs) – 0.7%
MFA Financial Inc	2,349,521	17,926,845
Multiline Retail – 1.6%
Dillard's Inc	615,023	38,555,792
Multi-Utilities – 1.7%
Black Hills Corp	704,421	43,209,184
Oil, Gas & Consumable Fuels – 2.9%
Delek US Holdings Inc	1,619,293	38,976,383
Gulfport Energy Corp*	790,196	17,099,841
Whiting Petroleum Corp*	1,288,574	15,488,659
		71,564,883

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Paper & Forest Products – 1.2%
Boise Cascade Co*	1,277,212	$28,737,270
Pharmaceuticals – 1.3%
Catalent Inc*	1,221,277	32,925,628
Professional Services – 1.8%
Kforce Inc	921,770	21,292,887
TrueBlue Inc*	905,841	22,328,981
		43,621,868
Road & Rail – 1.6%
Heartland Express Inc	1,927,231	39,238,423
Semiconductor & Semiconductor Equipment – 2.1%
Cabot Microelectronics Corp	452,443	28,580,824
Teradyne Inc	960,243	24,390,172
		52,970,996
Software – 1.7%
MicroStrategy Inc*	90,279	17,821,075
Nice Ltd (ADR)	337,107	23,179,477
		41,000,552
Specialty Retail – 1.8%
Sally Beauty Holdings Inc*	790,443	20,883,504
Williams-Sonoma Inc	485,315	23,484,393
		44,367,897
Textiles, Apparel & Luxury Goods – 1.5%
Movado Group Inc	543,078	15,613,493
Skechers U.S.A. Inc*	847,630	20,834,745
		36,448,238
Thrifts & Mortgage Finance – 1.1%
Washington Federal Inc	766,925	26,343,874
Total Common Stocks (cost $1,982,134,740)		2,367,961,619
Repurchase Agreements – 4.1%
Undivided interest of 33.3% in a joint repurchase agreement (principal amount $150,000,000 with a maturity value of $150,006,667) with RBC Capital Markets Corp., 0.4000%, dated 12/30/16, maturing 1/3/17 to be repurchased at $50,002,222 collateralized by $18,749,111 in U.S. Treasuries 0.7500% - 9.1250%, 2/15/17 - 8/15/45 with a value of $153,000,070	$50,000,000	50,000,000
Undivided interest of 50.0% in a joint repurchase agreement (principal amount $100,000,000 with a maturity value of $100,005,333) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $50,002,667 collateralized by $23,449,000 in U.S. Treasuries 0.5103% - 3.3750%, 2/15/17 - 11/15/46 with a value of $102,004,572	50,000,000	50,000,000
Undivided interest of 1.6% in a joint repurchase agreement (principal amount $36,800,000 with a maturity value of $36,801,963) with ING Financial Markets LLC, 0.4800%, dated 12/30/16, maturing 1/3/17 to be repurchased at $600,032 collateralized by $35,233,809 in U.S. Treasuries 0.3750% - 4.6250%, 10/31/18 - 2/15/40 with a value of $37,537,520	600,000	600,000
Total Repurchase Agreements (cost $100,600,000)		100,600,000
Total Investments (total cost $2,082,734,740) – 100.3%		2,468,561,619
Liabilities, net of Cash, Receivables and Other Assets – (0.3)%		(6,401,235)
Net Assets – 100%		$2,462,160,384

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Small Cap Value Fund

Schedule of Investments (unaudited)

December 31, 2016

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$2,395,227,075	97.0%
Israel	38,745,172	1.6
Ireland	17,365,410	0.7
United Kingdom	17,223,962	0.7

Total	$2,468,561,619	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Schedule of Investments and Other Information (unaudited)

Russell 2000® Value Index	Measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company

*	Non-income producing security.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

Share			Share
Balance			Balance	Realized	Dividend	Value
at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Access National Corp
—	603,754	—	603,754	$—	$50,909	$16,760,211
Mammoth Energy Services Inc
—	1,947,646	—	1,947,646	—	—	29,604,219
Thermon Group Holdings Inc
657,920	1,205,184	—	1,863,104	—	—	35,566,655

Total				$—	$50,909	$81,931,085

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities
Common Stocks	$2,367,961,619	$-	$-
Repurchase Agreements	-	100,600,000	-
Total Assets	$2,367,961,619	$100,600,000	$-

Janus Investment Fund	13

Perkins Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost(1)	$2,082,734,740
Unaffiliated investments, at value	2,286,030,534
Affiliated investments, at value	81,931,085
Repurchase agreements, at value	100,600,000
Non-interested Trustees' deferred compensation	45,634
Receivables:
Fund shares sold	7,449,236
Investments sold	5,883,384
Dividends	2,672,914
Interest	4,921
Other assets	24,245
Total Assets	2,484,641,953
Liabilities:
Due to custodian	1,469
Payables:	—
Investments purchased	15,895,999
Fund shares repurchased	4,249,781
Advisory fees	1,799,180
Transfer agent fees and expenses	340,413
12b-1 Distribution and shareholder servicing fees	54,385
Non-interested Trustees' deferred compensation fees	45,634
Professional fees	22,010
Fund administration fees	20,816
Non-interested Trustees' fees and expenses	14,231
Dividends	2,188
Custodian fees	1,629
Accrued expenses and other payables	33,834
Total Liabilities	22,481,569
Net Assets	$2,462,160,384

See Notes to Financial Statements.

14	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$1,972,616,188
Undistributed net investment income/(loss)	7,694,483
Undistributed net realized gain/(loss) from investments	96,015,179
Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation	385,834,534
Total Net Assets	$2,462,160,384
Net Assets - Class A Shares	$49,772,090
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,229,593
Net Asset Value Per Share(2)	$22.32
Maximum Offering Price Per Share(3)	$23.68
Net Assets - Class C Shares	$18,103,928
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	848,522
Net Asset Value Per Share(2)	$21.34
Net Assets - Class D Shares	$146,559,032
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	6,625,488
Net Asset Value Per Share	$22.12
Net Assets - Class I Shares	$903,189,922
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	40,630,669
Net Asset Value Per Share	$22.23
Net Assets - Class L Shares	$210,895,623
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	9,266,377
Net Asset Value Per Share	$22.76
Net Assets - Class N Shares	$264,872,063
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	11,942,990
Net Asset Value Per Share	$22.18
Net Assets - Class R Shares	$25,929,499
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	1,188,093
Net Asset Value Per Share	$21.82
Net Assets - Class S Shares	$71,740,307
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	3,255,575
Net Asset Value Per Share	$22.04
Net Assets - Class T Shares	$771,097,920
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	34,785,399
Net Asset Value Per Share	$22.17

(1) Includes cost of repurchase agreements of $100,600,000.

(2) Redemption price per share may be reduced for any applicable contingent deferred sales charge.

(3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

Janus Investment Fund	15

Perkins Small Cap Value Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$18,167,279
Interest	140,696
Dividends from affiliates	50,909
Foreign tax withheld	(17,449)
Total Investment Income	18,341,435
Expenses:
Advisory fees	8,437,351
12b-1Distribution and shareholder servicing fees:
Class A Shares	55,106
Class C Shares	67,481
Class R Shares	54,377
Class S Shares	82,168
Transfer agent administrative fees and expenses:
Class D Shares	62,548
Class L Shares	224,488
Class R Shares	27,188
Class S Shares	82,168
Class T Shares	827,290
Transfer agent networking and omnibus fees:
Class A Shares	44,322
Class C Shares	7,888
Class I Shares	456,761
Other transfer agent fees and expenses:
Class A Shares	2,134
Class C Shares	859
Class D Shares	8,306
Class I Shares	13,378
Class L Shares	1,188
Class N Shares	2,996
Class R Shares	247
Class S Shares	370
Class T Shares	2,830
Fund administration fees	93,404
Registration fees	85,432
Shareholder reports expense	63,235
Non-interested Trustees’ fees and expenses	32,891
Professional fees	27,750
Custodian fees	8,634
Other expenses	46,837
Total Expenses	10,819,627
Less: Excess Expense Reimbursement	(199,702)
Net Expenses	10,619,925
Net Investment Income/(Loss)	7,721,510
Net Realized Gain/(Loss) on Investments:
Investments	139,532,510
Total Net Realized Gain/(Loss) on Investments	139,532,510
Change in Unrealized Net Appreciation/Depreciation:
Investments and non-interested Trustees’ deferred compensation	178,924,317
Total Change in Unrealized Net Appreciation/Depreciation	178,924,317
Net Increase/(Decrease) in Net Assets Resulting from Operations	$326,178,337

See Notes to Financial Statements.

16	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$7,721,510	$12,139,000
Net realized gain/(loss) on investments	139,532,510	37,024,964
Change in unrealized net appreciation/depreciation	178,924,317	(33,431,857)
Net Increase/(Decrease) in Net Assets Resulting from Operations	326,178,337	15,732,107
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(96,224)	(106,819)
Class C Shares	(1,419)	—
Class D Shares	(694,015)	(592,869)
Class I Shares	(4,731,692)	(2,325,147)
Class L Shares	(1,128,442)	(1,643,291)
Class N Shares	(1,506,813)	(1,768,642)
Class R Shares	(28,935)	(10,030)
Class S Shares	(154,868)	(177,610)
Class T Shares	(3,114,344)	(3,342,798)
Total Dividends from Net Investment Income	(11,456,752)	(9,967,206)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(1,545,493)	(4,950,894)
Class C Shares	(581,907)	(1,484,773)
Class D Shares	(4,509,595)	(9,194,240)
Class I Shares	(28,595,378)	(38,353,769)
Class L Shares	(6,616,021)	(21,892,231)
Class N Shares	(8,387,339)	(22,806,119)
Class R Shares	(849,309)	(2,036,797)
Class S Shares	(2,293,538)	(6,525,807)
Class T Shares	(24,052,630)	(63,114,481)
Total Distributions from Net Realized Gain from Investment Transactions	(77,431,210)	(170,359,111)
Net Decrease from Dividends and Distributions to Shareholders	(88,887,962)	(180,326,317)
Capital Share Transactions:
Class A Shares	4,929,465	(5,122,123)
Class C Shares	3,348,546	1,497,297
Class D Shares	53,467,887	12,189,033
Class I Shares	475,635,852	(123,393,842)
Class L Shares	(10,262,535)	14,767,116
Class N Shares	63,942,295	(5,822,035)
Class R Shares	5,813,212	678,218
Class S Shares	7,049,398	3,202,812
Class T Shares	125,931,601	61,612,991
Net Increase/(Decrease) from Capital Share Transactions	729,855,721	(40,390,533)
Net Increase/(Decrease) in Net Assets	967,146,096	(204,984,743)
Net Assets:
Beginning of period	1,495,014,288	1,699,999,031
End of period	$2,462,160,384	$1,495,014,288

Undistributed Net Investment Income/(Loss)	$7,694,483	$11,429,725

See Notes to Financial Statements.

Janus Investment Fund	17

Perkins Small Cap Value Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$19.64	$22.28	$26.99		$23.62	$21.02	$24.89
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.11(1)	0.14(1)		0.11(1)	0.15	0.21
Net realized and unrealized gain/(loss)	3.41	(0.03)(2)	0.92		4.71	3.56	(1.30)
Total from Investment Operations	3.46	0.08	1.06		4.82	3.71	(1.09)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.06)	(0.02)		(0.15)	(0.21)	(0.02)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)		(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.78)	(2.72)	(5.77)		(1.45)	(1.11)	(2.78)
Net Asset Value, End of Period	$22.32	$19.64	$22.28		$26.99	$23.62	$21.02
Total Return*	17.57%	1.38%	4.61%		20.92%	18.27%	(4.08)%
Net Assets, End of Period (in thousands)	$49,772	$39,424	$49,599		$89,450	$115,675	$141,049
Average Net Assets for the Period (in thousands)	$43,193	$39,350	$57,774		$108,703	$128,765	$170,483
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.37%	1.36%	1.03%		1.05%	1.00%	1.40%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.36%	1.34%	1.03%		1.05%	1.00%	1.25%
Ratio of Net Investment Income/(Loss)	0.49%	0.57%	0.57%		0.43%	0.64%	0.96%
Portfolio Turnover Rate	49%	84%	86%		62%	60%	62%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$18.82	$21.49	$26.37	$23.13	$20.57	$24.57
Income/(Loss) from Investment Operations:
Net investment income/(loss)	(0.01)(1)	0.03(1)	(0.02)(1)	(0.07)(1)	(0.15)	0.01
Net realized and unrealized gain/(loss)	3.26	(0.04)(2)	0.89	4.61	3.61	(1.25)
Total from Investment Operations	3.25	(0.01)	0.87	4.54	3.46	(1.24)
Less Dividends and Distributions:
Dividends (from net investment income)	—(3)	—	—	—	—(3)	—
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Net Asset Value, End of Period	$21.34	$18.82	$21.49	$26.37	$23.13	$20.57
Total Return*	17.26%	0.97%	3.94%	20.06%	17.31%	(4.78)%
Net Assets, End of Period (in thousands)	$18,104	$12,975	$12,844	$16,390	$17,316	$21,434
Average Net Assets for the Period (in thousands)	$14,831	$11,777	$14,245	$16,844	$18,953	$24,453
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.93%	1.77%	1.69%	1.79%	1.85%	2.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.93%	1.77%	1.69%	1.77%	1.80%	1.99%
Ratio of Net Investment Income/(Loss)	(0.06)%	0.15%	(0.09)%	(0.29)%	(0.16)%	0.25%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund's securities for the year or period due to the timing of sales and repurchases of the Fund's shares in relation to fluctuating market values for the Fund's securities.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

18	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.50	$22.19	$27.04	$23.66	$21.10	$24.96
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.17(1)	0.21(1)	0.19(1)	0.20	0.28
Net realized and unrealized gain/(loss)	3.37	(0.03)(2)	0.92	4.72	3.57	(1.30)
Total from Investment Operations	3.46	0.14	1.13	4.91	3.77	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.11)	(0.17)	(0.23)	(0.23)	(0.31)	(0.08)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.84)	(2.83)	(5.98)	(1.53)	(1.21)	(2.84)
Net Asset Value, End of Period	$22.12	$19.50	$22.19	$27.04	$23.66	$21.10
Total Return*	17.73%	1.75%	4.93%	21.30%	18.53%	(3.75)%
Net Assets, End of Period (in thousands)	$146,559	$81,616	$77,948	$81,194	$74,980	$72,646
Average Net Assets for the Period (in thousands)	$101,813	$74,406	$77,652	$78,901	$72,194	$75,800
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	1.05%	0.71%	0.74%	0.77%	0.95%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	1.05%	0.71%	0.74%	0.77%	0.95%
Ratio of Net Investment Income/(Loss)	0.84%	0.86%	0.87%	0.73%	0.85%	1.30%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.60	$22.27	$27.09	$23.70	$21.13	$25.01
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.09(1)	0.18(1)	0.22(1)	0.19(1)	0.25	0.29
Net realized and unrealized gain/(loss)	3.39	(0.03)(2)	0.92	4.73	3.54	(1.31)
Total from Investment Operations	3.48	0.15	1.14	4.92	3.79	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.16)	(0.21)	(0.23)	(0.32)	(0.10)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.85)	(2.82)	(5.96)	(1.53)	(1.22)	(2.86)
Net Asset Value, End of Period	$22.23	$19.60	$22.27	$27.09	$23.70	$21.13
Total Return*	17.74%	1.78%	4.98%	21.31%	18.62%	(3.74)%
Net Assets, End of Period (in thousands)	$903,190	$350,777	$516,201	$617,119	$821,829	$1,195,217
Average Net Assets for the Period (in thousands)	$618,241	$363,550	$556,326	$767,593	$1,114,888	$1,214,236
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.06%	0.99%	0.67%	0.74%	0.71%	0.89%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.06%	0.99%	0.67%	0.74%	0.71%	0.89%
Ratio of Net Investment Income/(Loss)	0.89%	0.89%	0.93%	0.75%	0.94%	1.37%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

Janus Investment Fund	19

Perkins Small Cap Value Fund

Financial Highlights

Class L Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$20.04	$22.73	$27.55	$24.08	$21.45	$25.34
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.20(1)	0.25(1)	0.23(1)	0.53	0.31
Net realized and unrealized gain/(loss)	3.47	(0.03)(2)	0.94	4.80	3.34	(1.33)
Total from Investment Operations	3.57	0.17	1.19	5.03	3.87	(1.02)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.12)	(0.20)	(0.26)	(0.26)	(0.34)	(0.11)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.85)	(2.86)	(6.01)	(1.56)	(1.24)	(2.87)
Net Asset Value, End of Period	$22.76	$20.04	$22.73	$27.55	$24.08	$21.45
Total Return*	17.82%	1.85%	5.10%	21.45%	18.74%	(3.67)%
Net Assets, End of Period (in thousands)	$210,896	$195,526	$200,531	$212,533	$230,021	$280,294
Average Net Assets for the Period (in thousands)	$203,505	$186,026	$195,145	$226,789	$251,154	$287,560
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.13%	1.10%	0.77%	0.80%	0.83%	1.02%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.92%	0.59%	0.61%	0.63%	0.79%
Ratio of Net Investment Income/(Loss)	0.89%	0.99%	1.01%	0.87%	1.00%	1.45%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

Class N Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year or period ended June 30	2016	2016	2015	2014	2013	2012(3)
Net Asset Value, Beginning of Period	$19.55	$22.25	$27.09	$23.71	$21.14	$20.63
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.10(1)	0.20(1)	0.25(1)	0.24(1)	0.33	(0.03)
Net realized and unrealized gain/(loss)	3.39	(0.03)(2)	0.93	4.72	3.49	0.54
Total from Investment Operations	3.49	0.17	1.18	4.96	3.82	0.51
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.21)	(0.27)	(0.28)	(0.35)	—
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	—
Total Dividends and Distributions	(0.86)	(2.87)	(6.02)	(1.58)	(1.25)	—
Net Asset Value, End of Period	$22.18	$19.55	$22.25	$27.09	$23.71	$21.14
Total Return*	17.84%	1.88%	5.15%	21.47%	18.78%	2.47%
Net Assets, End of Period (in thousands)	$264,872	$175,258	$202,182	$200,869	$251,691	$12,300
Average Net Assets for the Period (in thousands)	$208,220	$185,180	$200,334	$279,014	$64,999	$8,788
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.91%	0.89%	0.56%	0.58%	0.60%	0.63%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.91%	0.89%	0.56%	0.58%	0.60%	0.63%
Ratio of Net Investment Income/(Loss)	0.98%	1.02%	1.03%	0.92%	0.92%	(1.65)%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(3) Period from May 31, 2012 (inception date) through June 30, 2012.

See Notes to Financial Statements.

20	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Financial Highlights

Class R Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.23	$21.88	$26.66	$23.34	$20.81	$24.71
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.02(1)	0.05(1)	0.07(1)	0.04(1)	0.04	0.15
Net realized and unrealized gain/(loss)	3.32	(0.03)(2)	0.90	4.65	3.56	(1.29)
Total from Investment Operations	3.34	0.02	0.97	4.69	3.60	(1.14)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.02)	(0.01)	—	(0.07)	(0.17)	—(3)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.75)	(2.67)	(5.75)	(1.37)	(1.07)	(2.76)
Net Asset Value, End of Period	$21.82	$19.23	$21.88	$26.66	$23.34	$20.81
Total Return*	17.37%	1.12%	4.32%	20.56%	17.87%	(4.32)%
Net Assets, End of Period (in thousands)	$25,929	$17,504	$18,692	$23,700	$30,415	$31,997
Average Net Assets for the Period (in thousands)	$21,290	$16,585	$19,708	$28,330	$31,106	$34,159
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.67%	1.64%	1.31%	1.33%	1.34%	1.53%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.67%	1.64%	1.31%	1.33%	1.34%	1.53%
Ratio of Net Investment Income/(Loss)	0.21%	0.27%	0.28%	0.16%	0.29%	0.73%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.41	$22.07	$26.88	$23.53	$20.97	$24.84
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.05(1)	0.10(1)	0.13(1)	0.10(1)	0.12	0.20
Net realized and unrealized gain/(loss)	3.36	(0.03)(2)	0.91	4.69	3.57	(1.30)
Total from Investment Operations	3.41	0.07	1.04	4.79	3.69	(1.10)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.05)	(0.07)	(0.10)	(0.14)	(0.23)	(0.01)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.78)	(2.73)	(5.85)	(1.44)	(1.13)	(2.77)
Net Asset Value, End of Period	$22.04	$19.41	$22.07	$26.88	$23.53	$20.97
Total Return*	17.54%	1.38%	4.60%	20.86%	18.19%	(4.11)%
Net Assets, End of Period (in thousands)	$71,740	$56,720	$59,685	$72,148	$80,862	$93,910
Average Net Assets for the Period (in thousands)	$64,411	$51,668	$65,570	$80,958	$86,346	$94,960
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.41%	1.39%	1.06%	1.08%	1.10%	1.28%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.41%	1.38%	1.06%	1.08%	1.10%	1.28%
Ratio of Net Investment Income/(Loss)	0.44%	0.52%	0.53%	0.40%	0.53%	0.97%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

(3) Less than $0.005 on a per share basis.

See Notes to Financial Statements.

Janus Investment Fund	21

Perkins Small Cap Value Fund

Financial Highlights

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$19.53	$22.21	$27.04	$23.65	$21.08	$24.93
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.07(1)	0.15(1)	0.19(1)	0.17(1)	0.20	0.27
Net realized and unrealized gain/(loss)	3.39	(0.03)(2)	0.92	4.72	3.55	(1.31)
Total from Investment Operations	3.46	0.12	1.11	4.89	3.75	(1.04)
Less Dividends and Distributions:
Dividends (from net investment income)	(0.09)	(0.14)	(0.19)	(0.20)	(0.28)	(0.05)
Distributions (from capital gains)	(0.73)	(2.66)	(5.75)	(1.30)	(0.90)	(2.76)
Total Dividends and Distributions	(0.82)	(2.80)	(5.94)	(1.50)	(1.18)	(2.81)
Net Asset Value, End of Period	$22.17	$19.53	$22.21	$27.04	$23.65	$21.08
Total Return*	17.72%	1.63%	4.85%	21.20%	18.44%	(3.86)%
Net Assets, End of Period (in thousands)	$771,098	$565,214	$562,317	$707,642	$846,044	$923,132
Average Net Assets for the Period (in thousands)	$648,064	$510,577	$617,628	$773,664	$880,189	$1,023,747
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.16%	1.14%	0.81%	0.83%	0.85%	1.05%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.16%	1.13%	0.81%	0.83%	0.84%	1.04%
Ratio of Net Investment Income/(Loss)	0.71%	0.78%	0.79%	0.65%	0.79%	1.20%
Portfolio Turnover Rate	49%	84%	86%	62%	60%	62%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

(2) This amount does not agree with the change in the aggregate gains and losses in the Fund’s securities for the year or period due to the timing of sales and repurchases of the Fund’s shares in relation to fluctuating market values for the Fund’s securities.

See Notes to Financial Statements.

22	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Small Cap Value Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D Shares are closed to certain new investors. Class L Shares are closed.

Shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class L Shares are designed for pension and profit-sharing plans, employee benefit trusts, endowments, foundations and corporations, as well as high net worth individuals and financial intermediaries who are willing to maintain a minimum account balance of $250,000.

Class N Shares are generally available only to financial intermediaries purchasing on behalf of 401(k) plans, 457 plans, 403(b) plans, Taft-Hartley multi-employer plans, profit-sharing and money purchase pension plans, defined benefit plans and nonqualified deferred compensation plans. Class N Shares are also available to Janus proprietary products.

Class R Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are

Janus Investment Fund	23

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

24	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Dividends and Distributions

The Fund generally declares and distributes dividends of net investment income and realized capital gains (if any) annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Janus Investment Fund	25

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

2. Other Investments and Strategies

Additional Investment Risk

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery

26	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

All repurchase agreements are transacted under legally enforceable master repurchase agreements that give the Fund, in the event of default by the counterparty, the right to liquidate securities held and to offset receivables and payables with the counterparty. For financial reporting purposes, the Fund does not offset financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities. Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest.

The following table presents gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see the Fund's Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

ING Financial Markets LLC	$50,600,000	$—	$(50,600,000)	$—
RBC Capital Markets Corp.	50,000,000	—	(50,000,000)	—
			1(
Total	$100,600,000	$—	$(100,600,000)	$—
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Repurchase Agreements

The Fund and other funds advised by Janus Capital or its affiliates may transfer daily uninvested cash balances into one or more joint trading accounts. Assets in the joint trading accounts are invested in money market instruments and the proceeds are allocated to the participating funds on a pro rata basis.

Janus Investment Fund	27

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

Repurchase agreements held by the Fund are fully collateralized, and such collateral is in the possession of the Fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements, including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

3. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s "base" fee rate prior to any performance adjustment (expressed as an annual rate) is 0.72%.

The investment advisory fee rate is determined by calculating a base fee and applying a performance adjustment. The base fee rate is the same as the contractual investment advisory fee rate. The performance adjustment either increases or decreases the base fee depending on how well the Fund has performed relative to its benchmark index. The Fund's benchmark index used in the calculation is the Russell 2000® Value Index.

The calculation of the performance adjustment applies as follows:

Investment Advisory Fee = Base Fee Rate +/- Performance Adjustment

The investment advisory fee rate paid to Janus Capital by the Fund consists of two components: (1) a base fee calculated by applying the contractual fixed rate of the advisory fee to the Fund’s average daily net assets during the previous month (“Base Fee Rate”), plus or minus (2) a performance-fee adjustment (“Performance Adjustment”) calculated by applying a variable rate of up to 0.15% (positive or negative) to the Fund’s average daily net assets during the applicable performance measurement period, which is generally the previous 36 months.

The Fund’s prospectuses and statement(s) of additional information contain additional information about performance-based fees. The amount shown as advisory fees on the Statement of Operations reflects the Base Fee Rate plus/minus any Performance Adjustment. For the period ended December 31, 2016, the performance adjusted investment advisory fee rate before any waivers and/or reimbursements of expenses is 0.87%.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the Fund’s portfolio operations subject to the general oversight of Janus Capital. Janus Capital owns 100% of Perkins.

Janus Capital pays Perkins a subadvisory fee equal to 50% of the investment advisory fee paid by the Fund to Janus Capital (calculated after any applicable performance fee adjustment, fee waivers, and expense reimbursements). The subadvisory fee paid by Janus Capital to Perkins adjusts up or down based on the Fund’s performance relative to the Fund’s benchmark index over the performance measurement period.

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding any performance adjustments to management fees, the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, Class R Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.96% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus

28	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class R Shares, Class S Shares, and Class T Shares for providing or procuring administrative services to investors in Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class R Shares, Class S Shares, and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class R Shares, Class S Shares, and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services receives an administrative fee based on the average daily net assets Class L Shares of the Fund based on the average proportion of the Fund’s total net assets sold directly and the average proportion of the Fund’s net assets sold through financial intermediaries on a monthly basis. The asset-weighted fee is calculated by applying a blended annual fee rate of 0.12% on average net assets for the proportion of assets sold directly and 0.25% on average net assets for the proportion of assets sold through financial intermediaries. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations. Janus Services has agreed to waive all or a portion of this fee. Such waiver is voluntary and could change or be terminated at any time at the discretion of Janus Services or Janus Capital without prior notification to shareholders. Removal of this fee waiver may have a significant impact on Class L Shares’ total expense ratio. If applicable, amounts waived to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, of up to 0.50% of the Class R Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder

Janus Investment Fund	29

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $10,591.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $1,078.

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance

30	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $3,146,183 in purchases.

4. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 2,081,399,337	$396,532,739	$ (9,370,457)	$ 387,162,282

Janus Investment Fund	31

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

5. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	636,873	$ 13,758,042	791,391	$ 15,590,943
Reinvested dividends and distributions	59,222	1,331,892	213,083	3,850,418
Shares repurchased	(473,459)	(10,160,469)	(1,223,958)	(24,563,484)
Net Increase/(Decrease)	222,636	$ 4,929,465	(219,484)	$ (5,122,123)
Class C Shares:
Shares sold	231,172	$ 4,789,805	206,783	$ 3,810,435
Reinvested dividends and distributions	24,297	522,133	73,570	1,277,175
Shares repurchased	(96,315)	(1,963,392)	(188,668)	(3,590,313)
Net Increase/(Decrease)	159,154	$ 3,348,546	91,685	$ 1,497,297
Class D Shares:
Shares sold	2,574,521	$ 56,060,298	618,640	$ 11,915,848
Reinvested dividends and distributions	228,280	5,086,083	533,152	9,548,749
Shares repurchased	(363,023)	(7,678,494)	(478,238)	(9,275,564)
Net Increase/(Decrease)	2,439,778	$ 53,467,887	673,554	$ 12,189,033
Class I Shares:
Shares sold	25,704,635	$538,647,782	6,238,744	$ 119,518,093
Reinvested dividends and distributions	1,353,062	30,295,065	1,805,127	32,492,284
Shares repurchased	(4,326,894)	(93,306,995)	(13,319,750)	(275,404,219)
Net Increase/(Decrease)	22,730,803	$475,635,852	(5,275,879)	$(123,393,842)
Class L Shares:
Shares sold	235,215	$ 5,076,812	1,187,715	$ 22,753,247
Reinvested dividends and distributions	321,703	7,373,433	1,226,811	22,561,049
Shares repurchased	(1,047,232)	(22,712,780)	(1,480,552)	(30,547,180)
Net Increase/(Decrease)	(490,314)	$ (10,262,535)	933,974	$ 14,767,116
Class N Shares:
Shares sold	3,325,242	$ 70,740,335	1,526,674	$ 29,889,305
Reinvested dividends and distributions	442,875	9,893,831	1,369,809	24,574,379
Shares repurchased	(790,278)	(16,691,871)	(3,019,519)	(60,285,719)
Net Increase/(Decrease)	2,977,839	$ 63,942,295	(123,036)	$ (5,822,035)
Class R Shares:
Shares sold	371,917	$ 7,769,950	248,671	$ 4,658,983
Reinvested dividends and distributions	35,949	790,513	103,076	1,826,499
Shares repurchased	(129,963)	(2,747,251)	(295,778)	(5,807,264)
Net Increase/(Decrease)	277,903	$ 5,813,212	55,969	$ 678,218
Class S Shares:
Shares sold	781,682	$ 16,312,737	943,770	$ 17,866,772
Reinvested dividends and distributions	110,281	2,448,245	375,285	6,702,587
Shares repurchased	(558,963)	(11,711,584)	(1,101,144)	(21,366,547)
Net Increase/(Decrease)	333,000	$ 7,049,398	217,911	$ 3,202,812
Class T Shares:
Shares sold	7,921,726	$168,055,843	7,896,500	$ 151,481,254
Reinvested dividends and distributions	1,206,111	26,932,454	3,663,451	65,758,942
Shares repurchased	(3,279,177)	(69,056,696)	(7,941,631)	(155,627,205)
Net Increase/(Decrease)	5,848,660	$125,931,601	3,618,320	$ 61,612,991

32	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

6. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$1,545,306,186	$ 910,873,814	$ -	$ -

7. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Janus Investment Fund	33

Perkins Small Cap Value Fund

Notes to Financial Statements (unaudited)

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

8. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

34	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	35

Perkins Small Cap Value Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

36	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	37

Perkins Small Cap Value Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

38	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	39

Perkins Small Cap Value Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

40	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	41

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

42	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	43

Perkins Small Cap Value Fund

Notes

NotesPage1

44	DECEMBER 31, 2016

Perkins Small Cap Value Fund

Notes

NotesPage1

Janus Investment Fund	45

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7583				125-24-93034 02-17

SEMIANNUAL REPORT December 31, 2016

Perkins Value Plus Income Fund

Janus Investment Fund

HIGHLIGHTS • Portfolio management perspective • Investment strategy behind your fund • Fund performance, characteristics and holdings

Perkins Value Plus Income Fund

Perkins Value Plus Income Fund (unaudited)

FUND SNAPSHOT

The Fund seeks high-quality equity and fundamental fixed income selected to drive portfolio income. The allocation has the flexibility to move between 40% to 60% in equity securities with the remainder in fixed income securities and cash equivalents. Both the Perkins equity team and the Janus fixed income team focus on minimizing downside risk using their own unique approaches to fundamental, bottom-up investing.

Ted Thome co-portfolio manager	Darrell Watters co-portfolio manager

PERFORMANCE REVIEW

For the six-month period ended December 31, 2016, Perkins Value Plus Income Fund’s Class I Shares returned 7.04%, while the Fund’s primary benchmark, the Russell 1000 Value Index, returned 10.39%. Its hypothetical internally-calculated benchmark, the Value Income Index, which combines the total returns from the Russell 1000 Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%), returned 3.83%. The Fund’s secondary benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.53% during the period.

MARKET ENVIRONMENT

Equity markets got a boost from the results of the U.S. election during the period. Investors expect the Trump administration to usher in a more business-friendly regime as a result of less regulation, lower corporate tax rates and fiscal stimulus, all of which would be expected to provide a better environment for faster economic growth. Interest rates also increased as the Federal Reserve (Fed) responded to higher levels of employment and inflation. Higher rates were beneficial to bank stocks but weighed on telecommunication firms and utilities, which tend to have high dividend yields and therefore are sensitive to rate moves. Industrials, materials and energy stocks rallied on a recovery in commodity prices during the year and the decision of the Organization of the Petroleum Exporting Countries (OPEC) to cut production in 2017.

Rates rallied through the first few days of the period as market participants digested the United Kingdom’s (UK) decision to exit the European Union (EU). Accommodative monetary policy abroad also drove investors toward U.S. Treasurys, pushing the yield on the 10-year note to all-time lows. From there, however, corporate credit spreads resumed tightening and rates generally rose as market concerns ebbed. Brexit, in the interim, was less damaging than investors had feared. Concern from central banks over the ineffective nature of ultra-accommodative monetary policy hinted at the need for fiscal stimulus to take the next shot at spurring global economic growth. U.S. economic data was ticking up, and signs of inflation emerged. Market participants latched on to the possibility for stronger economic growth and higher inflation. Risk assets, including corporate credit, remained in favor after the election of Donald Trump to the U.S. presidency, while rates moved higher. Rates rose across the yield curve, with the move most pronounced in the 5- to 10-year maturities. Spreads on both investment-grade and high-yield corporate credit tightened.

PERFORMANCE DISCUSSION

We maintained our overweight in equities during the period.

Our equity sleeve outperformed the Russell 1000 Value Index. Stock selection in financials, real estate and industrials contributed to relative performance. Relative detractors included our overweight allocation to health care and stock selection in consumer discretionary and telecommunication services.

The fixed income sleeve outperformed the Bloomberg Barclays U.S. Aggregate Bond Index. Outperformance within the fixed income sleeve was led by our corporate credit exposure, which benefited from significant spread tightening during the period.

In our joint management of the Fund, both Perkins and Janus investment teams are equally as concerned with absolute total returns as we are on relative returns, and therefore, are focused on the long term.

Please see the Derivative Instruments section in the "Notes to Financial Statements" for a discussion of derivatives used by the Fund.

EQUITY CONTRIBUTORS

Northeast regional bank Citizens was the leading contributor in the period due to a broad-based rally of the banking sector following the U.S. election. In addition to

Janus Investment Fund	1

Perkins Value Plus Income Fund (unaudited)

the positive previously stated factors leading to the rally in banks, Citizens outperformed the KBW Bank Index – a measure of the U.S. banking sector – due to the higher asset sensitivity of the bank, which results in greater earnings growth with higher interest rates under the expected macroeconomic scenario. It also has incremental cost savings potential.

Another beneficiary of the post-election rally in the banking sector was Fifth Third Bancorp, which outperformed the KBW Bank Index during the period. A reduction in expense guidance for the full year 2016 – which had previously been a source of disappointment – was also additive to the stock’s performance. Management continues to aggressively manage expenses and expects a $800 million impact from current initiatives by 2019.

EQUITY DETRACTORS

Teva Pharmaceuticals was the leading detractor as the pressure on generic pharmaceutical pricing during the period led the company to reduce its full-year outlook. Furthermore, there continues to be uncertainty related to the timing and potential impact of generic competition for its multiple sclerosis drug, Copaxone. Although we are concerned about the higher leverage after the acquisition of Allergan’s generic drug business, we continue to hold our position as we believe the valuation at less than 8x estimated 2017 earnings largely reflects the overhangs on the company and offers an attractive longer-term reward-to-risk ratio.

UK-based wireless carrier Vodafone also detracted during the period. The company reported lower-than-expected revenue and reduced forward guidance during the period, which weighed on the stock. The revenue miss was largely because of weakness in India and certain regions in Europe. That said, management did a good job controlling costs, and Vodafone reported a slight beat in earnings before interest, tax, depreciation and amortization (EBITDA) on cost controls. We continue to believe that the company has a dominant position in most of its end markets that should translate into better revenue trends in the future. Additionally, its valuation remains attractive with a healthy dividend yield, and we expect that management will continue to be disciplined on costs.

FIXED INCOME CONTRIBUTORS AND DETRACTORS

Outperformance within the fixed income sleeve was led by our corporate credit exposure, which benefited from significant spread tightening during the period. A sustained reach for yield kept demand for U.S. corporate credit strong, and later in the period, President-elect Trump’s policy proposals renewed investor hope that economic growth could lead to improved fundamentals in the coming year. Yield curve positioning and our overweight allocation in investment grade aided relative results, as did our out-of-index allocation to high yield. Gains were concentrated in the lowest tier of investment-grade credit ratings and the highest tier of high-yield ratings.

Further supporting performance was our out-of-benchmark allocation to bank loans. The floating rate nature of the instruments aided results as short-term interest rates ticked higher. The Fund also benefited from the generally higher yields on the instruments. In our view, loans – which benefit from a senior position in the capital structure and can offer protection in a rising-rate environment – will offer stable and attractive risk-adjusted opportunities in the coming year.

Relative credit sector contributors included technology, midstream energy and banking. Financial sectors, including banking, benefited from the prospect of rising rates and Mr. Trump’s proposals for a more relaxed regulatory environment. Outperformance in technology was largely due to our overweight allocation and strong security selection. Demand for personal computers and enterprise infrastructure picked up during the period and benefitted the cyclical technology sector, including our position in Seagate Technology. The data storage company was the top contributing corporate issuer, on a relative basis.

Food and beverage was the leading sector detractor on a relative basis. Underperformance was impacted, in part, by our duration positioning in Anheuser-Busch InBev. We continue to like the name, believing the synergies gained from the multinational beverage and brewing company’s merger with SABMiller will be beneficial in driving earnings growth. We also appreciate management’s plans to delever and improve the balance sheet post-merger.

At the asset class level, our positioning in U.S. mortgage-backed securities (MBS) contributed to outperformance. As rates rose, our positions were less exposed to the duration extension across the asset class. Within MBS, we focus on generic agency pass-throughs with higher coupons and less negative convexity than the positions in the index. Specific asset classes weighed minimally on performance.

2	DECEMBER 31, 2016

Perkins Value Plus Income Fund (unaudited)

OUTLOOK AND POSITIONING

In our view, U.S. equity markets have priced in a future in which both the corporate and individual tax structure is overhauled, regulatory burdens are greatly reduced and fiscal stimulus is increased resulting in a pro-growth backdrop that leads to faster GDP growth. This new environment has been priced into the equity markets despite much uncertainty about what the incoming Trump administration will do and whether Congress will approve its proposals. With a Shiller price-to-earnings (P/E) ratio (using 10 years of inflation adjusted earnings data) of 28x we believe stocks are not cheap. In our view, there are a number of unknowns which the market is ignoring, including the new administration’s plan for trade policies which could be wildly inflationary as proposed in current form, disruptive of world trade, and also devastating for some industries that rely on importing finished goods from cheaper locales. On a positive note, those companies whose production and sales activities are entirely within U.S. borders could see a significantly reduced tax bill. Given this amount of uncertainty, the exuberance that stocks have displayed since the election and the potential headwind if interest rates rise substantially, we believe that there is little margin for error in equity prices.

Our primary focus continues to be fulfilling our client commitment by striving to minimize downside losses while participating in market gains. We believe this should position us to compound returns at a higher rate over a complete market cycle with lower volatility. Three process elements which are routine at Perkins help us in our effort to fulfill our client commitment. First, we take a careful measure of balance sheet leverage. Many companies, including those with predictable earnings streams, have increased their debt burdens in recent years to finance mergers and acquisitions (M&A), stock buybacks and dividends. That said, it remains imperative to maintain this focus because hiccups can – and sometimes do – occur. Second, we consider whether a company has a strong industry position and focus on those which we believe have a durable competitive advantage. A substantial competitive moat can serve the dual purpose of protecting a business during tough times and enabling it to prosper during good times. Finally, we sketch out a downside scenario. Knowing how much you could lose before buying – having a keen awareness of the negative possibilities – may be the most powerful tool when attempting to minimize downside losses. We are certainly aware of the need to participate on the upside, but given the current valuations in the market and after a powerful rally over the past 11 months, focusing on the downside risks remains at the forefront of our thinking.

In fixed income, we anticipate a steeper yield curve, with the front end moving on Fed projections and the long end rising further on increased inflationary expectations. The Fed’s forecast for three interest rate hikes in 2017 is in line with our expectations, although we believe more hikes could be warranted in a reflationary environment. As a result, we will continue to actively manage duration and yield curve positioning in the fixed income sleeve, with the expectation of maintaining duration below that of the benchmark.

New fiscal policies, if properly implemented, should stimulate growth and the accompanying rise in operating earnings could allow companies to grow into their capital structures, reversing the recent trend of increasing leverage. We will closely monitor the difference between rhetoric and policy implementation, as well as the transition from policy intentions to growth. Our analysts are conducting in-depth, bottom-up research to identify issuers with higher quality business models and strong fundamentals, particularly in sectors that may benefit from a change in economic policy.

With growth prospects on the horizon, we are taking a selectively opportunistic approach to U.S. corporate credit, yet we remain mindful of tighter spread levels after tightening in 2016. We are also closely monitoring the ability for corporate spreads to hold near current levels in a rising-rate environment. Our focus remains on issuers with ample liquidity, strong free-cash-flow generation potential and commitment to a sound balance sheet. In this extended cycle, the importance of security avoidance remains a central aspect of our investment process. Even as we opportunistically add to credit, we intend to maintain a conservative bias in the fixed income sleeve, reflecting our commitment to deliver capital preservation and strong risk-adjusted returns for our clients.

Thank you for your investment in the Perkins Value Plus Income Fund.

Janus Investment Fund	3

Perkins Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2016

	5 Top Performers - Holdings		5 Bottom Performers - Holdings
		Contribution		Contribution
	Citizens Financial Group Inc	1.57%	Teva Pharmaceutical Industries Ltd (ADR)	-0.41%
	Fifth Third Bancorp	0.87%	Vodafone Group PLC (ADR)	-0.32%
	Allied World Assurance Co Holdings AG	0.83%	Medtronic PLC	-0.29%
	Citigroup Inc	0.82%	Patterson Cos Inc	-0.20%
	JP Morgan Chase & Co	0.73%	Engie SA	-0.20%

	5 Top Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Financials	1.52%	24.91%	26.05%
	Real Estate	0.67%	4.90%	3.19%
	Consumer Staples	0.51%	6.09%	8.66%
	Industrials	0.48%	8.55%	9.72%
	Information Technology	0.43%	10.59%	9.79%

	5 Bottom Performers - Sectors*
		Fund	Fund Weighting	Russell 1000 Value Index
		Contribution	(Average % of Equity)	Weighting
	Health Care	-0.86%	17.89%	11.26%
	Telecommunication Services	-0.29%	3.13%	3.89%
	Consumer Discretionary	-0.29%	3.75%	4.80%
	Other**	-0.26%	2.20%	0.00%
	Materials	-0.02%	2.34%	2.86%

Security contribution to performance is measured by using an algorithm that multiplies the daily performance of each security with the previous day’s ending weight in the portfolio and is gross of advisory fees. Fixed income securities and certain equity securities, such as private placements and some share classes of equity securities, are excluded.

*	Based on sector classification according to the Global Industry Classification Standard (“GICS”) codes, which are the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
**	Not a GICS classified sector.

4	DECEMBER 31, 2016

Perkins Value Plus Income Fund (unaudited)

Fund At A Glance

December 31, 2016

5 Largest Equity Holdings - (% of Net Assets)
Citizens Financial Group Inc
Banks	1.7%
Wells Fargo & Co
Banks	1.6%
Pfizer Inc
Pharmaceuticals	1.4%
Procter & Gamble Co
Household Products	1.4%
Citigroup Inc
Banks	1.3%
7.4%

Asset Allocation - (% of Net Assets)
Common Stocks	54.2%
Corporate Bonds	19.5%
Mortgage-Backed Securities	7.7%
United States Treasury Notes/Bonds	6.0%
U.S. Government Agency Notes	5.6%
Investment Companies	2.9%
Asset-Backed/Commercial Mortgage-Backed Securities	2.5%
Bank Loans and Mezzanine Loans	1.8%
Inflation-Indexed Bonds	0.6%
Preferred Stocks	0.5%
Other	(1.3)%
100.0%

Top Country Allocations - Long Positions - (% of Investment Securities)
As of December 31, 2016	As of June 30, 2016

Janus Investment Fund	5

Perkins Value Plus Income Fund (unaudited)

Performance

See important disclosures on the next page.

					Expense Ratios -
Average Annual Total Return - for the periods ended December 31, 2016					per the October 28, 2016 prospectuses
	Fiscal Year-to-Date	One Year	Five Year	Since Inception*	Total Annual Fund Operating Expenses	Net Annual Fund Operating Expenses
Class A Shares at NAV	6.95%	10.85%	8.30%	8.47%	1.38%	0.93%
Class A Shares at MOP	0.83%	4.44%	7.02%	7.47%
Class C Shares at NAV	6.41%	9.96%	7.56%	7.72%	2.15%	1.70%
Class C Shares at CDSC	5.41%	8.96%	7.56%	7.72%
Class D Shares(1)	7.02%	10.87%	8.42%	8.60%	1.31%	0.83%
Class I Shares	7.04%	11.03%	8.54%	8.70%	1.21%	0.77%
Class S Shares	6.85%	10.71%	8.22%	8.35%	1.63%	1.18%
Class T Shares	6.97%	10.88%	8.40%	8.55%	1.32%	0.93%
Russell 1000 Value Index	10.39%	17.34%	14.80%	13.71%
Bloomberg Barclays U.S. Aggregate Bond Index	-2.53%	2.65%	2.23%	2.95%
Value Income Index	3.83%	9.97%	8.52%	8.44%
Morningstar Quartile - Class I Shares	-	1st	2nd	2nd
Morningstar Ranking - based on total returns for Allocation - 50% to 70% Equity Funds	-	80/829	270/701	191/651

Returns quoted are past performance and do not guarantee future results; current performance may be lower or higher. Investment returns and principal value will vary; there may be a gain or loss when shares are sold. For the most recent month-end performance call 877.33JANUS(52687) (or 800.525.3713 if you hold shares directly with Janus Capital) or visit janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold shares directly with Janus Capital).

Maximum Offering Price (MOP) returns include the maximum sales charge of 5.75%. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

CDSC returns include a 1% contingent deferred sales charge (CDSC) on Shares redeemed within 12 months of purchase. Net Asset Value (NAV) returns exclude this charge, which would have reduced returns.

Net expense ratios reflect the expense waiver, if any, Janus Capital has contractually agreed to through November 1, 2017.

6	DECEMBER 31, 2016

Perkins Value Plus Income Fund (unaudited)

Performance

A Fund’s performance may be affected by risks that include those associated with nondiversification, non-investment grade debt securities, high-yield/high-risk securities, undervalued or overlooked companies, investments in specific industries or countries and potential conflicts of interest. Additional risks to a Fund may also include, but are not limited to, those associated with investing in foreign securities, emerging markets, initial public offerings, real estate investment trusts (REITs), derivatives, short sales, commodity-linked investments and companies with relatively small market capitalizations. Each Fund has different risks. Please see a Janus prospectus for more information about risks, Fund holdings and other details.

Foreign securities are subject to additional risks including currency fluctuations, political and economic uncertainty, increased volatility, lower liquidity and differing financial and information reporting standards, all of which are magnified in emerging markets.

Fixed income securities are subject to interest rate, inflation, credit and default risk. The bond market is volatile. As interest rates rise, bond prices usually fall, and vice versa. The return of principal is not guaranteed, and prices may decline if an issuer fails to make timely payments or its credit strength weakens.

Returns include reinvestment of all dividends and distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares. The returns do not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

See Financial Highlights for actual expense ratios during the reporting period.

Ranking is for the share class shown only; other classes may have different performance characteristics. When an expense waiver is in effect, it may have a material effect on the total return, and therefore the ranking for the period.

© 2016 Morningstar, Inc. All Rights Reserved.

There is no assurance that the investment process will consistently lead to successful investing.

See Notes to Schedule of Investments and Other Information for index definitions.

A Fund’s portfolio may differ significantly from the securities held in an index. An index is unmanaged and not available for direct investment; therefore its performance does not reflect the expenses associated with the active management of an actual portfolio.

See “Useful Information About Your Fund Report.”

*The Fund’s inception date – July 30, 2010

(1) Closed to certain new investors.

Janus Investment Fund	7

Perkins Value Plus Income Fund (unaudited)

Expense Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, such as sales charges (loads) on purchase payments (applicable to Class A Shares only); and (2) ongoing costs, including management fees; 12b-1 distribution and shareholder servicing fees; transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The example is based upon an investment of $1,000 invested at the beginning of the period and held for the six-months indicated, unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate column for your share class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based upon the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Additionally, for an analysis of the fees associated with an investment in any share class or other similar funds, please visit www.finra.org/fundanalyzer.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. These fees are fully described in the Fund’s prospectuses. Therefore, the hypothetical examples are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Beginning Account Value (7/1/16)	Ending Account Value (12/31/16)	Expenses Paid During Period (7/1/16 - 12/31/16)†	Net Annualized Expense Ratio (7/1/16 - 12/31/16)
Class A Shares	$1,000.00	$1,069.50	$4.96	$1,000.00	$1,020.42	$4.84	0.95%
Class C Shares	$1,000.00	$1,064.10	$8.95	$1,000.00	$1,016.53	$8.74	1.72%
Class D Shares	$1,000.00	$1,070.20	$4.33	$1,000.00	$1,021.02	$4.23	0.83%
Class I Shares	$1,000.00	$1,070.40	$4.02	$1,000.00	$1,021.32	$3.92	0.77%
Class S Shares	$1,000.00	$1,068.50	$5.58	$1,000.00	$1,019.81	$5.45	1.07%
Class T Shares	$1,000.00	$1,069.70	$4.85	$1,000.00	$1,020.52	$4.74	0.93%
†

Expenses Paid During Period are equal to the Net Annualized Expense Ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Expenses in the examples include the effect of applicable fee waivers and/or expense reimbursements, if any. Had such waivers and/or reimbursements not been in effect, your expenses would have been higher. Please refer to the Notes to Financial Statements or the Fund’s prospectuses for more information regarding waivers and/or reimbursements.

8	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Asset-Backed/Commercial Mortgage-Backed Securities – 2.5%
AmeriCredit Automobile Receivables 2016-1, 3.5900%, 2/8/22	$33,000	$33,573
AmeriCredit Automobile Receivables Trust 2015-2, 3.0000%, 6/8/21	26,000	26,290
AmeriCredit Automobile Receivables Trust 2016-2, 3.6500%, 5/9/22	22,000	22,407
Banc of America Commercial Mortgage Trust 2007-3, 5.5485%, 6/10/49‡	79,684	80,741
CKE Restaurant Holdings Inc, 4.4740%, 3/20/43 (144A)	144,394	142,511
COMM 2007-C9 Mortgage Trust, 5.6500%, 12/10/49‡	35,176	35,798
Commercial Mortgage Trust 2007-GG11, 5.8670%, 12/10/49‡	46,631	47,655
Cosmopolitan Hotel Trust 2016-COSMO, 2.8039%, 11/15/33 (144A)‡	10,000	10,050
Cosmopolitan Hotel Trust 2016-COSMO, 4.2039%, 11/15/33 (144A)‡	15,000	15,085
Cosmopolitan Hotel Trust 2016-COSMO, 5.3539%, 11/15/33 (144A)‡	22,000	22,144
Domino's Pizza Master Issuer LLC, 3.4840%, 10/25/45 (144A)	63,360	62,701
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20 (144A)§	71,940	66,591
GAHR Commercial Mortgage Trust 2015-NRF, 3.3822%, 12/15/34 (144A)‡	16,000	15,902
GS Mortgage Securities Corp II, 3.4350%, 12/10/27 (144A)‡	100,000	94,424
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
3.5537%, 10/5/31 (144A)	10,000	10,070
J.P. Morgan Chase Commercial Mortgage Securities Trust 2016-WIKI,
4.0090%, 10/5/31 (144A)‡	10,000	9,940
JP Morgan Chase Commercial Mortgage Securities Trust 2015-UES,
3.6210%, 9/5/32 (144A)‡	25,000	24,176
LB-UBS Commercial Mortgage Trust 2006-C1, 5.2760%, 2/15/41‡	8,542	8,542
LB-UBS Commercial Mortgage Trust 2007-C1, 5.4840%, 2/15/40	73,936	74,001
LB-UBS Commercial Mortgage Trust 2007-C2, 5.4930%, 2/15/40‡	22,585	22,772
LB-UBS Commercial Mortgage Trust 2007-C7, 6.2452%, 9/15/45‡	20,000	20,165
OSCAR US Funding Trust V, 2.7300%, 12/15/20 (144A)	10,000	9,886
OSCAR US Funding Trust V, 2.9900%, 12/15/23 (144A)	10,000	9,801
Santander Drive Auto Receivables Trust 2012-6, 2.5200%, 9/17/18	22,251	22,281
Santander Drive Auto Receivables Trust 2015-1, 3.2400%, 4/15/21	29,000	29,339
Santander Drive Auto Receivables Trust 2015-4, 3.5300%, 8/16/21	45,000	45,739
Taco Bell Funding LLC, 3.8320%, 5/25/46 (144A)	44,888	45,050
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, 5.6600%, 4/15/47‡	98,007	98,876
Wachovia Bank Commercial Mortgage Trust Series 2007-C33, 5.9692%, 2/15/51‡	91,846	92,085
Wachovia Bank Commercial Mortgage Trust Series 2007-C34, 5.9416%, 5/15/46‡	20,000	20,046
Wells Fargo Commercial Mortgage Trust 2014-TISH, 3.2882%, 1/15/27 (144A)‡	25,000	24,386
Wells Fargo Commercial Mortgage Trust 2014-TISH, 2.9540%, 2/15/27 (144A)‡	25,000	25,072
Wendys Funding LLC 2015-1, 3.3710%, 6/15/45 (144A)	90,850	90,712
Total Asset-Backed/Commercial Mortgage-Backed Securities (cost $1,372,764)		1,358,811
Bank Loans and Mezzanine Loans – 1.8%
Basic Industry – 0.1%
Axalta Coating Systems US Holdings Inc, 3.4982%, 2/1/23(a),‡	61,603	62,181
Communications – 0.5%
Charter Communications Operating LLC, 3.5000%, 1/15/24‡	58,705	58,862
Level 3 Financing Inc, 4.0000%, 1/15/20(a),‡	4,000	4,052
Level 3 Financing Inc, 3.5000%, 5/31/22‡	93,000	94,046
Mission Broadcasting Inc, 0%, 9/26/23(a),‡	1,882	1,897
Nexstar Broadcasting Inc, 0%, 9/26/23(a),‡	21,118	21,283
Nielsen Finance LLC, 3.1542%, 10/4/23‡	46,985	47,474
T-Mobile USA Inc, 3.5200%, 11/9/22‡	41,684	42,162
		269,776
Consumer Cyclical – 0.6%
Aramark Services Inc, 3.3533%, 9/7/19‡	35,415	35,748
Aramark Services Inc, 3.4982%, 2/24/21‡	45,765	46,149
Hilton Worldwide Finance LLC, 3.5000%, 10/26/20‡	2,800	2,823
Hilton Worldwide Finance LLC, 3.2561%, 10/25/23(a),‡	115,887	117,133
KFC Holding Co, 3.4862%, 6/16/23‡	107,580	108,992
Landry's Inc, 4.0000%, 10/4/23‡	52,000	52,474
		363,319
Consumer Non-Cyclical – 0.3%
HCA Inc, 3.5200%, 2/15/24‡	58,853	59,524
Quintiles IMS Inc, 3.5000%, 3/17/21‡	71,965	72,376

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	9

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Bank Loans and Mezzanine Loans – (continued)
Consumer Non-Cyclical – (continued)
Tumi Holdings Inc, 3.3556%, 8/1/21‡	$20,000	$19,983
		151,883
Technology – 0.3%
Avago Technologies Cayman Finance Ltd, 3.7039%, 2/1/23(a),‡	120,746	122,393
CommScope Inc, 3.2700%, 12/29/22(a),‡	36,929	37,236
		159,629
Total Bank Loans and Mezzanine Loans (cost $1,001,842)		1,006,788
Corporate Bonds – 19.5%
Banking – 2.3%
Ally Financial Inc, 3.2500%, 11/5/18	23,000	23,029
Ally Financial Inc, 8.0000%, 12/31/18	12,000	13,095
Bank of America Corp, 3.8750%, 3/22/17	11,000	11,062
Bank of America Corp, 4.1830%, 11/25/27	106,000	105,906
Bank of America Corp, 6.3000%µ	19,000	19,855
Citigroup Inc, 2.3607%, 9/1/23‡	35,000	35,696
Citizens Financial Group Inc, 3.7500%, 7/1/24	14,000	13,536
Citizens Financial Group Inc, 4.3500%, 8/1/25	10,000	10,034
Citizens Financial Group Inc, 4.3000%, 12/3/25	57,000	57,824
Discover Financial Services, 3.9500%, 11/6/24	45,000	44,543
Discover Financial Services, 3.7500%, 3/4/25	42,000	41,010
Goldman Sachs Capital I, 6.3450%, 2/15/34	70,000	83,113
Goldman Sachs Group Inc, 5.6250%, 1/15/17	34,000	34,042
Goldman Sachs Group Inc, 3.7500%, 2/25/26	50,000	50,078
Intesa Sanpaolo SpA, 5.0170%, 6/26/24 (144A)	200,000	184,632
JPMorgan Chase & Co, 2.2950%, 8/15/21	68,000	66,678
JPMorgan Chase & Co, 3.3750%, 5/1/23	66,000	65,696
Morgan Stanley, 2.8000%, 6/16/20	27,000	27,202
Morgan Stanley, 4.8750%, 11/1/22	18,000	19,270
Morgan Stanley, 3.9500%, 4/23/27	36,000	35,582
Murray Street Investment Trust I, 4.6470%, 3/9/17Ç	71,000	71,370
SVB Financial Group, 5.3750%, 9/15/20	56,000	60,634
Synchrony Financial, 2.6000%, 1/15/19	2,000	2,009
Synchrony Financial, 3.0000%, 8/15/19	62,000	62,776
Synchrony Financial, 4.5000%, 7/23/25	51,000	52,320
Wells Fargo & Co, 2.1000%, 5/8/17	16,000	16,045
Wells Fargo & Co, 3.0000%, 4/22/26	16,000	15,246
Wells Fargo & Co, 5.8750%µ	47,000	49,345
		1,271,628
Basic Industry – 0.7%
AK Steel Corp, 7.5000%, 7/15/23	89,000	98,790
ArcelorMittal, 7.2500%, 2/25/22‡	94,000	105,985
Georgia-Pacific LLC, 3.1630%, 11/15/21 (144A)	91,000	91,998
Georgia-Pacific LLC, 3.6000%, 3/1/25 (144A)	46,000	46,467
Reliance Steel & Aluminum Co, 4.5000%, 4/15/23	59,000	59,302
Steel Dynamics Inc, 5.0000%, 12/15/26 (144A)	5,000	4,981
		407,523
Brokerage – 2.0%
Carlyle Holdings Finance LLC, 3.8750%, 2/1/23 (144A)	39,000	39,316
Charles Schwab Corp, 3.0000%, 3/10/25	36,000	35,276
Charles Schwab Corp, 4.6250%µ	25,000	23,500
Charles Schwab Corp, 7.0000%µ	47,000	53,462
E*TRADE Financial Corp, 5.3750%, 11/15/22	60,000	63,481
E*TRADE Financial Corp, 4.6250%, 9/15/23	78,000	79,560
Intercontinental Exchange Inc, 3.7500%, 12/1/25	47,000	48,215
Lazard Group LLC, 4.2500%, 11/14/20	60,000	62,696
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
5.8750%, 3/15/22 (144A)	249,000	257,404
Neuberger Berman Group LLC / Neuberger Berman Finance Corp,
4.8750%, 4/15/45 (144A)	60,000	47,551

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

10	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Brokerage – (continued)
Raymond James Financial Inc, 5.6250%, 4/1/24	$215,000	$239,154
Raymond James Financial Inc, 3.6250%, 9/15/26	14,000	13,633
Scottrade Financial Services Inc, 6.1250%, 7/11/21 (144A)	15,000	16,945
TD Ameritrade Holding Corp, 2.9500%, 4/1/22	49,000	49,560
TD Ameritrade Holding Corp, 3.6250%, 4/1/25†	98,000	99,364
		1,129,117
Capital Goods – 1.7%
Arconic Inc, 5.9500%, 2/1/37	247,000	240,269
Ball Corp, 4.3750%, 12/15/20	142,000	148,390
CNH Industrial Capital LLC, 3.6250%, 4/15/18	53,000	53,662
General Electric Co, 6.3750%, 11/15/67‡	229,000	230,431
General Electric Co, 5.0000%µ	44,000	45,659
L-3 Communications Corp, 3.8500%, 12/15/26	8,000	7,940
Martin Marietta Materials Inc, 4.2500%, 7/2/24	43,000	43,639
Masco Corp, 3.5000%, 4/1/21	22,000	22,055
Masco Corp, 4.3750%, 4/1/26	4,000	4,068
Owens Corning, 4.2000%, 12/1/24	27,000	27,624
Owens Corning, 3.4000%, 8/15/26	8,000	7,588
Vulcan Materials Co, 7.0000%, 6/15/18	29,000	30,958
Vulcan Materials Co, 7.5000%, 6/15/21	18,000	21,195
Vulcan Materials Co, 4.5000%, 4/1/25	61,000	63,745
Xylem Inc/NY, 3.2500%, 11/1/26	11,000	10,665
		957,888
Communications – 1.3%
American Tower Corp, 3.3000%, 2/15/21	46,000	46,487
American Tower Corp, 3.4500%, 9/15/21	4,000	4,048
American Tower Corp, 3.5000%, 1/31/23	7,000	7,014
American Tower Corp, 4.4000%, 2/15/26	26,000	26,533
American Tower Corp, 3.3750%, 10/15/26	53,000	50,100
CCO Holdings LLC / CCO Holdings Capital Corp, 5.2500%, 3/15/21	36,000	37,080
Charter Communications Operating LLC / Charter Communications Operating
Capital, 4.9080%, 7/23/25	142,000	149,472
Cox Communications Inc, 3.3500%, 9/15/26 (144A)	49,000	46,722
Crown Castle International Corp, 4.8750%, 4/15/22	53,000	56,434
Crown Castle International Corp, 5.2500%, 1/15/23	32,000	34,440
SBA Tower Trust, 2.9330%, 12/11/17 (144A)	50,000	50,052
Time Warner Cable LLC, 5.8500%, 5/1/17	28,000	28,397
UBM PLC, 5.7500%, 11/3/20 (144A)	58,000	60,931
Verizon Communications Inc, 1.7500%, 8/15/21	16,000	15,334
Verizon Communications Inc, 2.6250%, 8/15/26	93,000	85,481
Verizon Communications Inc, 4.1250%, 8/15/46	20,000	18,064
		716,589
Consumer Cyclical – 1.4%
1011778 BC ULC / New Red Finance Inc, 4.6250%, 1/15/22 (144A)	59,000	60,180
Brinker International Inc, 3.8750%, 5/15/23	58,000	54,882
CVS Health Corp, 4.7500%, 12/1/22	22,000	23,865
CVS Health Corp, 5.0000%, 12/1/24	30,000	32,803
DR Horton Inc, 4.7500%, 5/15/17	31,000	31,271
DR Horton Inc, 3.7500%, 3/1/19	63,000	64,260
DR Horton Inc, 4.0000%, 2/15/20	6,000	6,165
Ford Motor Co, 4.3460%, 12/8/26	29,000	29,262
General Motors Co, 4.8750%, 10/2/23	155,000	162,312
General Motors Financial Co Inc, 3.1000%, 1/15/19	43,000	43,441
General Motors Financial Co Inc, 3.7000%, 5/9/23	16,000	15,727
Hanesbrands Inc, 4.6250%, 5/15/24 (144A)	56,000	54,320
MDC Holdings Inc, 5.5000%, 1/15/24	70,000	72,275
Toll Brothers Finance Corp, 4.0000%, 12/31/18	28,000	28,735
Toll Brothers Finance Corp, 4.3750%, 4/15/23	15,000	14,963
Walgreens Boots Alliance Inc, 2.6000%, 6/1/21	12,000	11,914

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	11

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Consumer Cyclical – (continued)
Walgreens Boots Alliance Inc, 3.1000%, 6/1/23	$8,000	$7,938
Walgreens Boots Alliance Inc, 3.4500%, 6/1/26	31,000	30,385
Walgreens Boots Alliance Inc, 4.6500%, 6/1/46	5,000	5,064
		749,762
Consumer Non-Cyclical – 2.7%
Actavis Funding SCS, 3.0000%, 3/12/20	75,000	76,003
Anheuser-Busch InBev Finance Inc, 2.6500%, 2/1/21	14,000	14,064
Anheuser-Busch InBev Finance Inc, 3.3000%, 2/1/23	76,000	77,268
Anheuser-Busch InBev Finance Inc, 3.6500%, 2/1/26	112,000	113,526
Anheuser-Busch InBev Finance Inc, 4.9000%, 2/1/46	45,000	48,318
Constellation Brands Inc, 4.2500%, 5/1/23	51,000	52,881
Constellation Brands Inc, 3.7000%, 12/6/26	12,000	11,724
Express Scripts Holding Co, 4.5000%, 2/25/26	95,000	97,670
HCA Inc, 5.0000%, 3/15/24	50,000	51,437
HCA Inc, 5.3750%, 2/1/25	8,000	8,020
JBS USA LUX SA / JBS USA Finance Inc, 5.7500%, 6/15/25 (144A)	51,000	51,637
Kraft Heinz Foods Co, 3.5000%, 7/15/22	29,000	29,407
Kraft Heinz Foods Co, 3.0000%, 6/1/26	31,000	29,061
Molson Coors Brewing Co, 3.0000%, 7/15/26	65,000	61,354
Molson Coors Brewing Co, 4.2000%, 7/15/46	15,000	13,957
Newell Brands Inc, 3.1500%, 4/1/21	13,000	13,219
Newell Brands Inc, 3.8500%, 4/1/23	11,000	11,399
Newell Brands Inc, 5.0000%, 11/15/23	25,000	26,804
Newell Brands Inc, 4.2000%, 4/1/26	74,000	77,134
Post Holdings Inc, 5.0000%, 8/15/26 (144A)	240,000	229,800
Shire Acquisitions Investments Ireland DAC, 2.4000%, 9/23/21	29,000	27,987
Shire Acquisitions Investments Ireland DAC, 2.8750%, 9/23/23	40,000	37,974
Shire Acquisitions Investments Ireland DAC, 3.2000%, 9/23/26	40,000	37,327
Smithfield Foods Inc, 5.2500%, 8/1/18 (144A)	7,000	7,079
Sysco Corp, 2.5000%, 7/15/21	10,000	9,884
Sysco Corp, 3.3000%, 7/15/26	25,000	24,497
Tenet Healthcare Corp, 4.7500%, 6/1/20	173,000	173,865
Universal Health Services Inc, 4.7500%, 8/1/22 (144A)	46,000	46,575
Universal Health Services Inc, 5.0000%, 6/1/26 (144A)	34,000	33,150
		1,493,021
Electric – 0.4%
Dominion Resources Inc/VA, 2.8500%, 8/15/26	8,000	7,479
Duke Energy Corp, 2.6500%, 9/1/26	24,000	22,366
IPALCO Enterprises Inc, 5.0000%, 5/1/18	45,000	46,463
PPL WEM Ltd / Western Power Distribution Ltd, 5.3750%, 5/1/21 (144A)	67,000	72,237
Southern Co, 2.9500%, 7/1/23	32,000	31,543
Southern Co, 3.2500%, 7/1/26	60,000	58,308
		238,396
Energy – 2.7%
Anadarko Petroleum Corp, 4.8500%, 3/15/21	152,000	162,850
Anadarko Petroleum Corp, 5.5500%, 3/15/26	41,000	45,830
Antero Resources Corp, 5.3750%, 11/1/21	63,000	64,417
Buckeye Partners LP, 3.9500%, 12/1/26	9,000	8,767
Canadian Natural Resources Ltd, 5.7000%, 5/15/17	10,000	10,149
Canadian Natural Resources Ltd, 5.9000%, 2/1/18	16,000	16,653
Cenovus Energy Inc, 5.7000%, 10/15/19	2,000	2,139
Cimarex Energy Co, 5.8750%, 5/1/22	34,000	35,340
Cimarex Energy Co, 4.3750%, 6/1/24	17,000	17,659
ConocoPhillips Co, 4.2000%, 3/15/21	31,000	32,902
ConocoPhillips Co, 4.9500%, 3/15/26	39,000	42,999
Devon Energy Corp, 4.0000%, 7/15/21	50,000	51,626
Diamond Offshore Drilling Inc, 5.8750%, 5/1/19	8,000	8,298
Energy Transfer Partners LP, 4.1500%, 10/1/20	44,000	45,532
Energy Transfer Partners LP, 4.7500%, 1/15/26	20,000	20,650

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

12	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Energy – (continued)
Ferrellgas LP / Ferrellgas Finance Corp, 6.7500%, 6/15/23	$111,000	$109,057
Helmerich & Payne International Drilling Co, 4.6500%, 3/15/25	88,000	90,818
Hess Corp, 4.3000%, 4/1/27	34,000	33,794
Hiland Partners Holdings LLC / Hiland Partners Finance Corp,
5.5000%, 5/15/22 (144A)	22,000	22,970
Kinder Morgan Energy Partners LP, 3.9500%, 9/1/22	20,000	20,513
Kinder Morgan Inc/DE, 6.5000%, 9/15/20	5,000	5,602
MPLX LP, 4.5000%, 7/15/23	106,000	107,549
Oceaneering International Inc, 4.6500%, 11/15/24	59,000	58,126
Phillips 66 Partners LP, 3.6050%, 2/15/25	26,000	25,431
Plains All American Pipeline LP / PAA Finance Corp, 4.6500%, 10/15/25	49,000	50,559
Regency Energy Partners LP / Regency Energy Finance Corp, 5.8750%, 3/1/22	28,000	30,773
Sabine Pass Liquefaction LLC, 5.0000%, 3/15/27 (144A)	50,000	50,438
Spectra Energy Partners LP, 4.7500%, 3/15/24	58,000	61,509
Tesoro Logistics LP / Tesoro Logistics Finance Corp, 5.2500%, 1/15/25	15,000	15,319
Williams Cos Inc, 3.7000%, 1/15/23	115,000	110,975
Williams Partners LP / ACMP Finance Corp, 4.8750%, 5/15/23	73,000	74,312
Williams Partners LP / ACMP Finance Corp, 4.8750%, 3/15/24	54,000	54,483
		1,488,039
Finance Companies – 0.3%
CIT Group Inc, 4.2500%, 8/15/17	97,000	98,212
CIT Group Inc, 5.5000%, 2/15/19 (144A)	29,000	30,595
International Lease Finance Corp, 8.7500%, 3/15/17	21,000	21,289
		150,096
Financial Institutions – 0.4%
Jones Lang LaSalle Inc, 4.4000%, 11/15/22	102,000	105,060
Kennedy-Wilson Inc, 5.8750%, 4/1/24	121,000	123,269
		228,329
Insurance – 0.4%
Aetna Inc, 2.4000%, 6/15/21	28,000	27,848
Aetna Inc, 2.8000%, 6/15/23	20,000	19,678
Aetna Inc, 3.2000%, 6/15/26	92,000	90,879
Berkshire Hathaway Inc, 3.1250%, 3/15/26	8,000	7,937
CNO Financial Group Inc, 4.5000%, 5/30/20	13,000	13,325
Voya Financial Inc, 5.6500%, 5/15/53‡	63,000	62,055
		221,722
Real Estate Investment Trusts (REITs) – 0.6%
Alexandria Real Estate Equities Inc, 2.7500%, 1/15/20	63,000	62,816
Alexandria Real Estate Equities Inc, 4.6000%, 4/1/22†	65,000	68,700
Post Apartment Homes LP, 4.7500%, 10/15/17	37,000	37,565
Senior Housing Properties Trust, 6.7500%, 12/15/21	27,000	30,192
SL Green Realty Corp, 5.0000%, 8/15/18	130,000	135,372
		334,645
Technology – 2.1%
Cadence Design Systems Inc, 4.3750%, 10/15/24	98,000	95,978
Fidelity National Information Services Inc, 3.6250%, 10/15/20	26,000	26,897
Fidelity National Information Services Inc, 5.0000%, 3/15/22	14,000	14,386
Fidelity National Information Services Inc, 4.5000%, 10/15/22	34,000	36,251
Fidelity National Information Services Inc, 3.0000%, 8/15/26	40,000	37,560
Iron Mountain Inc, 6.0000%, 10/1/20 (144A)	98,000	103,390
Iron Mountain Inc, 4.3750%, 6/1/21 (144A)	200,000	204,500
NXP BV / NXP Funding LLC, 4.1250%, 6/1/21 (144A)	200,000	206,500
Seagate HDD Cayman, 4.7500%, 1/1/25	45,000	42,871
Seagate HDD Cayman, 4.8750%, 6/1/27	14,000	12,599
Seagate HDD Cayman, 5.7500%, 12/1/34	18,000	15,345
Total System Services Inc, 3.8000%, 4/1/21	25,000	25,783
Total System Services Inc, 4.8000%, 4/1/26	69,000	74,249
Trimble Inc, 4.7500%, 12/1/24	107,000	108,230
Verisk Analytics Inc, 4.8750%, 1/15/19	49,000	51,351

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	13

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Corporate Bonds – (continued)
Technology – (continued)
Verisk Analytics Inc, 5.8000%, 5/1/21	$64,000	$71,154
Verisk Analytics Inc, 5.5000%, 6/15/45	38,000	40,338
		1,167,382
Transportation – 0.5%
Kansas City Southern, 3.1250%, 6/1/26	202,000	192,104
Penske Truck Leasing Co Lp / PTL Finance Corp, 3.3750%, 3/15/18 (144A)	53,000	53,921
Penske Truck Leasing Co Lp / PTL Finance Corp, 4.2500%, 1/17/23 (144A)	52,000	53,955
		299,980
Total Corporate Bonds (cost $10,774,811)		10,854,117
Inflation-Indexed Bonds – 0.6%
United States Treasury Inflation Indexed Bonds, 0.1250%, 7/15/26ÇÇ (cost $335,329)	345,874	334,408
Mortgage-Backed Securities – 7.7%
Fannie Mae Pool:
6.0000%, 8/1/22	9,126	9,760
5.5000%, 1/1/25	6,882	7,319
4.0000%, 6/1/29	8,349	8,859
4.0000%, 7/1/29	15,028	15,865
5.0000%, 9/1/29	27,322	29,770
5.0000%, 1/1/30	8,797	9,578
4.0000%, 4/1/34	21,483	22,810
6.0000%, 12/1/35	25,895	29,608
6.0000%, 2/1/37	4,282	4,995
6.0000%, 9/1/37	21,099	22,577
6.0000%, 10/1/38	21,419	24,268
7.0000%, 2/1/39	8,176	9,840
5.5000%, 12/1/39	22,025	24,635
5.5000%, 3/1/40	35,997	40,896
5.5000%, 4/1/40	89,983	100,346
4.5000%, 10/1/40	6,607	7,133
5.5000%, 2/1/41	19,928	22,637
5.0000%, 5/1/41	14,379	15,729
5.0000%, 10/1/41	18,856	20,628
5.5000%, 12/1/41	26,632	29,799
4.0000%, 6/1/42	54,341	57,609
4.0000%, 8/1/42	22,104	23,432
4.0000%, 9/1/42	28,455	30,170
4.0000%, 11/1/42	43,524	46,163
4.0000%, 12/1/42	7,672	8,127
3.5000%, 2/1/43	109,474	112,832
4.0000%, 9/1/43	23,120	24,510
3.5000%, 1/1/44	124,387	128,393
3.5000%, 1/1/44	57,826	59,680
4.0000%, 2/1/44	62,553	66,347
3.5000%, 4/1/44	60,632	62,488
4.5000%, 5/1/44	137,751	150,518
4.0000%, 6/1/44	77,320	82,003
5.0000%, 7/1/44	42,561	47,430
4.0000%, 8/1/44	28,652	30,437
4.5000%, 8/1/44	61,304	66,902
4.5000%, 10/1/44	44,597	48,608
4.5000%, 10/1/44	23,878	25,900
3.5000%, 2/1/45	86,710	89,380
4.5000%, 3/1/45	41,638	45,163
4.0000%, 5/1/45	6,627	7,036
4.5000%, 5/1/45	34,785	38,050
4.5000%, 6/1/45	20,020	21,876
4.5000%, 9/1/45	47,399	51,416
4.5000%, 10/1/45	80,115	87,321

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

14	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Fannie Mae Pool – (continued)
3.5000%, 12/1/45	$21,176	$21,812
3.5000%, 1/1/46	85,521	88,074
3.5000%, 1/1/46	84,658	87,185
4.0000%, 1/1/46	27,673	29,308
4.5000%, 2/1/46	64,951	70,821
4.5000%, 2/1/46	24,903	27,051
4.0000%, 4/1/46	32,505	34,550
4.5000%, 4/1/46	34,336	37,659
4.0000%, 5/1/46	43,234	45,803
4.0000%, 6/1/46	27,023	28,671
3.5000%, 7/1/46	77,350	79,553
3.5000%, 7/1/46	73,439	75,640
4.5000%, 7/1/46	50,133	54,370
		2,549,340
Freddie Mac Gold Pool:
5.0000%, 6/1/20	7,768	8,121
5.5000%, 12/1/28	19,982	22,137
3.5000%, 7/1/29	27,141	28,368
8.0000%, 4/1/32	5,353	6,760
5.5000%, 10/1/36	17,079	19,376
6.0000%, 4/1/40	96,643	112,792
5.0000%, 3/1/42	19,691	21,882
3.5000%, 2/1/44	33,878	34,879
4.5000%, 5/1/44	23,495	25,515
4.0000%, 8/1/44	9,139	9,676
4.5000%, 9/1/44	89,203	97,596
4.5000%, 2/1/46	191,263	209,334
4.5000%, 2/1/46	24,738	26,836
		623,272
Ginnie Mae I Pool:
5.1000%, 1/15/32	38,247	43,635
7.5000%, 8/15/33	18,914	22,086
4.9000%, 10/15/34	45,702	52,113
5.5000%, 9/15/35	5,664	6,508
5.5000%, 2/15/39	13,890	15,652
5.5000%, 8/15/39	83,838	97,405
5.0000%, 10/15/39	15,769	17,447
5.0000%, 11/15/39	25,553	28,043
5.0000%, 1/15/40	7,906	8,699
5.0000%, 5/15/40	9,563	10,641
5.0000%, 7/15/40	27,338	30,011
5.0000%, 7/15/40	3,816	4,196
5.0000%, 2/15/41	27,973	30,857
4.5000%, 5/15/41	26,562	29,976
5.0000%, 5/15/41	9,678	10,760
4.5000%, 7/15/41	32,770	37,260
4.5000%, 7/15/41	7,497	8,311
4.5000%, 8/15/41	83,181	91,865
5.0000%, 9/15/41	8,793	9,837
4.5000%, 5/15/44	18,126	19,852
5.0000%, 7/15/44	10,103	11,262
4.0000%, 7/15/46	56,859	61,602
4.5000%, 8/15/46	84,249	92,288
		740,306
Ginnie Mae II Pool:
6.0000%, 11/20/34	15,881	18,511
5.5000%, 11/20/37	15,690	17,532
6.0000%, 1/20/39	7,679	8,618
4.5000%, 10/20/41	42,373	45,259

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	15

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Mortgage-Backed Securities – (continued)
Ginnie Mae II Pool – (continued)
6.0000%, 12/20/41	$8,761	$10,019
6.0000%, 1/20/42	8,561	9,743
6.0000%, 2/20/42	8,508	9,635
6.0000%, 3/20/42	4,717	5,379
6.0000%, 4/20/42	14,675	16,852
3.5000%, 5/20/42	18,294	19,163
6.0000%, 5/20/42	10,724	12,190
5.5000%, 7/20/42	30,012	32,890
6.0000%, 7/20/42	7,146	8,005
6.0000%, 8/20/42	7,836	8,960
6.0000%, 9/20/42	8,951	10,244
6.0000%, 11/20/42	6,631	7,566
6.0000%, 2/20/43	9,546	10,907
4.0000%, 10/20/45	83,717	90,233
		341,706
Total Mortgage-Backed Securities (cost $4,268,345)		4,254,624
United States Treasury Notes/Bonds – 6.0%
0.5000%, 4/30/17	960,000	959,937
0.7500%, 9/30/18	405,000	402,194
0.7500%, 10/31/18	867,000	860,606
1.0000%, 10/15/19	404,000	399,493
1.1250%, 7/31/21	26,000	25,109
1.3750%, 9/30/23	19,000	17,971
2.7500%, 11/15/23	125,000	128,966
2.0000%, 8/15/25	121,000	117,040
1.6250%, 2/15/26	78,000	72,769
2.2500%, 8/15/46	286,000	239,860
2.8750%, 11/15/46	126,000	121,350
Total United States Treasury Notes/Bonds (cost $3,356,458)		3,345,295
Common Stocks – 54.2%
Aerospace & Defense – 0.9%
Meggitt PLC	36,200	204,392
United Technologies Corp	2,700	295,974
		500,366
Banks – 9.3%
Boston Private Financial Holdings Inc	25,100	415,405
Citigroup Inc	12,600	748,818
Citizens Financial Group Inc	26,193	933,257
Comerica Inc	5,200	354,172
Fifth Third Bancorp	20,900	563,673
First Hawaiian Inc	4,384	152,651
JPMorgan Chase & Co	7,100	612,659
Umpqua Holdings Corp	25,300	475,134
Wells Fargo & Co	16,600	914,826
		5,170,595
Beverages – 0.5%
PepsiCo Inc	2,500	261,575
Biotechnology – 1.2%
AbbVie Inc	4,200	263,004
Gilead Sciences Inc	5,300	379,533
		642,537
Capital Markets – 1.1%
Greenhill & Co Inc	9,600	265,920
Invesco Ltd	10,600	321,604
		587,524
Chemicals – 0.7%
Potash Corp of Saskatchewan Inc	12,900	233,361
Tikkurila Oyj	7,400	146,335
		379,696

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

16	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Commercial Services & Supplies – 0.7%
G4S PLC	69,800	$201,962
Republic Services Inc	2,900	165,445
		367,407
Communications Equipment – 0.4%
Cisco Systems Inc	7,900	238,738
Consumer Finance – 0.7%
American Express Co	4,900	362,992
Containers & Packaging – 0.2%
Packaging Corp of America	1,500	127,230
Diversified Telecommunication Services – 0.9%
Verizon Communications Inc	9,500	507,110
Electric Utilities – 1.5%
Great Plains Energy Inc	5,100	139,485
Pinnacle West Capital Corp	4,000	312,120
PPL Corp	11,500	391,575
		843,180
Electrical Equipment – 0.5%
Emerson Electric Co	5,400	301,050
Energy Equipment & Services – 1.0%
Schlumberger Ltd†	6,800	570,860
Equity Real Estate Investment Trusts (REITs) – 3.8%
Lamar Advertising Co	10,600	712,744
LaSalle Hotel Properties	9,600	292,512
MGM Growth Properties LLC	10,111	255,909
Mid-America Apartment Communities Inc	3,621	354,568
National Storage Affiliates Trust	11,200	247,184
Weyerhaeuser Co	8,400	252,756
		2,115,673
Food & Staples Retailing – 0.4%
Whole Foods Market Inc	7,700	236,852
Food Products – 1.2%
Mead Johnson Nutrition Co	4,600	325,496
Nestle SA	2,200	157,844
Orkla ASA	19,300	174,734
		658,074
Health Care Equipment & Supplies – 1.0%
Medtronic PLC	5,416	385,782
Meridian Bioscience Inc	10,300	182,310
		568,092
Health Care Providers & Services – 2.4%
AmerisourceBergen Corp	5,000	390,950
Owens & Minor Inc	4,200	148,218
Patterson Cos Inc	8,500	348,755
Quest Diagnostics Inc	4,800	441,120
		1,329,043
Household Durables – 0.3%
Garmin Ltd	3,900	189,111
Household Products – 1.4%
Procter & Gamble Co	9,000	756,720
Independent Power and Renewable Electricity Producers – 0.8%
NRG Yield Inc	26,700	421,860
Insurance – 2.0%
Allied World Assurance Co Holdings AG	11,800	633,778
Arthur J Gallagher & Co	2,600	135,096
XL Group Ltd	8,500	316,710
		1,085,584
Leisure Products – 0.2%
Mattel Inc	4,300	118,465

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	17

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Machinery – 0.8%
Timken Co	3,400	$134,980
Trinity Industries Inc	11,300	313,688
		448,668
Media – 0.5%
Omnicom Group Inc	3,000	255,330
Metals & Mining – 0.4%
Compass Minerals International Inc	2,800	219,380
Multiline Retail – 0.6%
Target Corp	4,300	310,589
Multi-Utilities – 0.5%
Engie SA	21,800	277,685
Oil, Gas & Consumable Fuels – 4.8%
Alon USA Energy Inc	30,600	348,228
BP PLC (ADR)	8,300	310,254
Delek US Holdings Inc	8,800	211,816
Exxon Mobil Corp	4,900	442,274
Occidental Petroleum Corp	7,300	519,979
Plains GP Holdings LP	13,313	461,695
Royal Dutch Shell PLC (ADR)	7,000	380,660
		2,674,906
Pharmaceuticals – 4.5%
Johnson & Johnson	1,200	138,252
Merck & Co Inc	7,000	412,090
Novartis AG (ADR)	5,100	371,484
Pfizer Inc	23,400	760,032
Phibro Animal Health Corp	13,200	386,760
Sanofi (ADR)	3,300	133,452
Teva Pharmaceutical Industries Ltd (ADR)	8,000	290,000
		2,492,070
Professional Services – 0.3%
Bureau Veritas SA	9,600	185,974
Real Estate Management & Development – 0.3%
LSL Property Services PLC	59,900	170,097
Road & Rail – 1.1%
CSX Corp	8,500	305,405
Union Pacific Corp	3,200	331,776
		637,181
Semiconductor & Semiconductor Equipment – 2.1%
Analog Devices Inc	5,100	370,362
NVE Corp	4,700	335,721
QUALCOMM Inc	7,300	475,960
		1,182,043
Software – 2.2%
Microsoft Corp	10,500	652,470
Oracle Corp†	15,400	592,130
		1,244,600
Specialty Retail – 0.3%
Williams-Sonoma Inc	3,100	150,009
Technology Hardware, Storage & Peripherals – 1.3%
Apple Inc	3,300	382,206
Western Digital Corp	5,400	366,930
		749,136
Textiles, Apparel & Luxury Goods – 0.2%
Coach Inc	3,000	105,060
Tobacco – 0.3%
Scandinavian Tobacco Group A/S	9,900	166,547
Transportation Infrastructure – 0.3%
BBA Aviation PLC	43,100	149,979

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

18	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Shares or Principal Amounts		Value
Common Stocks – (continued)
Wireless Telecommunication Services – 0.6%
Vodafone Group PLC (ADR)	14,100	$344,463
Total Common Stocks (cost $25,814,036)		30,104,051
Preferred Stocks – 0.5%
Banks – 0.2%
Citigroup Capital XIII, 7.2573%	4,000	103,280
Capital Markets – 0.2%
Morgan Stanley, 6.8750%	1,480	40,019
Morgan Stanley, 7.1250%	1,774	49,903
		89,922
Consumer Finance – 0.1%
Discover Financial Services, 6.5000%	2,850	73,188
Industrial Conglomerates – 0%
General Electric Co, 4.7000%	224	5,501
Total Preferred Stocks (cost $264,385)		271,891
Investment Companies – 2.9%
Money Markets – 2.9%
Janus Cash Liquidity Fund LLC, 0.4708%ºº,£ (cost $1,618,408)	1,618,408	1,618,408
U.S. Government Agency Notes – 5.6%
United States Treasury Bill:
0%, 1/12/17◊	$233,000	232,977
0%, 3/16/17◊	467,000	466,533
0%, 6/22/17◊	1,180,000	1,176,548
0%, 11/9/17◊	1,261,000	1,252,879
Total U.S. Government Agency Notes (cost $3,129,564)		3,128,937
Total Investments (total cost $51,935,942) – 101.3%		56,277,330
Liabilities, net of Cash, Receivables and Other Assets – (1.3)%		(709,828)
Net Assets – 100%		$55,567,502

Summary of Investments by Country - (Long Positions) (unaudited)

		% of
		Investment
Country	Value	Securities
United States	$50,907,706	90.4%
United Kingdom	1,894,975	3.4
France	597,111	1.1
Switzerland	529,328	0.9
Canada	322,482	0.6
Ireland	316,710	0.6
Israel	290,000	0.5
Belgium	253,176	0.4
Netherlands	206,500	0.4
Italy	184,632	0.3
Norway	174,734	0.3
Denmark	166,547	0.3
Finland	146,335	0.3
Singapore	122,393	0.2
Luxembourg	105,985	0.2
Brazil	51,637	0.1
Hong Kong	7,079	0.0

Total	$56,277,330	100.0%

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

Janus Investment Fund	19

Perkins Value Plus Income Fund

Schedule of Investments (unaudited)

December 31, 2016

Schedule of Foreign Currency Contracts, Open

Counterparty/ Currency	Settlement Date	Currency Units Sold	Currency Value	Unrealized Appreciation/ (Depreciation)
Credit Suisse International:
British Pound	2/9/17	423,000	$521,753	$(3,716)
Israeli Shekel	2/9/17	839,000	218,166	68
Norwegian Krone	2/9/17	1,099,000	127,402	(643)
Swiss Franc	2/9/17	381,200	375,556	(2,748)

			1,242,877	(7,039)
HSBC Securities (USA), Inc.:
British Pound	1/19/17	638,000	786,515	17,005
Swiss Franc	1/19/17	18,000	17,705	(124)

			804,220	16,881
RBC Capital Markets Corp.:
Canadian Dollar	2/9/17	236,100	175,957	(1,587)
Euro	2/9/17	742,600	783,194	(5,140)

			959,151	(6,727)
Total			$3,006,248	$3,115

Schedule of Exchange-Traded Written Options
Description	Number of Contracts	Exercise Price	Expiration Date	Premiums Received	Unrealized Appreciation/ (Depreciation)	Options Written, at Value
Written Call Options:
Apple Inc	5	$125.00	1/17	$103	$48	$(55)
Citigroup, Inc.	11	66.00	1/17	195	94	(101)
Compass Minerals International Inc	8	85.00	1/17	158	(3)	(161)
CSX Corp	17	40.00	1/17	199	(22)	(221)
Fifth Third Bancorp.	23	31.00	1/17	154	136	(18)
Gilead Sciences	9	79.00	1/17	294	129	(165)
JPMorgan Chase & Co	7	94.00	1/17	110	60	(50)
Mead Johnson Nutrition Co	9	80.00	1/17	42	(31)	(73)
Merck & Co., Inc.	10	64.00	1/17	167	145	(22)
Microsoft Corp	10	66.50	1/17	177	142	(35)
Omnicom Group, Inc.	7	90.00	1/17	383	213	(170)
PepsiCo, Inc.	6	110.00	1/17	118	72	(46)
Plains GP Holdings LP	19	37.00	1/17	469	(96)	(565)
QUALCOMM, Inc.	10	73.50	1/17	77	54	(23)
Target Corp	8	83.50	1/17	70	60	(10)
Union Pacific Corp	6	114.00	1/17	184	92	(92)
Western Digital Corp	9	80.00	1/17	168	87	(81)
Total	174			$3,068	$1,180	$(1,888)

See Notes to Schedule of Investments and Other Information and Notes to Financial Statements.

20	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

Bloomberg Barclays U.S. Aggregate Bond Index	A broad-based measure of the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
Russell 1000® Value Index	Measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.
Value Income Index	An internally-calculated, hypothetical combination of total returns from the Russell 1000® Value Index (50%) and the Bloomberg Barclays U.S. Aggregate Bond Index (50%).

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
ULC	Unlimited Liability Company

144A

Securities sold under Rule 144A of the Securities Act of 1933, as amended, are subject to legal and/or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Unless otherwise noted, these securities have been determined to be liquid under guidelines established by the Board of Trustees. The total value of 144A securities as of the period ended December 31, 2016 is $2,806,747, which represents 5.1% of net assets.

(a)

All or a portion of this position has not settled, or is not funded. Upon settlement or funding date, interest rates for unsettled or unfunded amounts will be determined. Interest and dividends will not be accrued until time of settlement or funding.

†

A portion of this security has been segregated to cover margin or segregation requirements on open futures contracts, forward currency contracts, options contracts, short sales, swap agreements, and/or securities with extended settlement dates, the value of which, as of December 31, 2016, is $713,414.

‡	The interest rate on floating rate notes is based on an index or market interest rates and is subject to change. Rate in the security description is as of December 31, 2016.

ÇÇ	Security is a U.S. Treasury Inflation-Protected Security (TIPS).

ºº	Rate shown is the 7-day yield as of December 31, 2016.

µ

This variable rate security is a perpetual bond. Perpetual bonds have no contractual maturity date, are not redeemable, and pay an indefinite stream of interest. The coupon rate shown represents the current interest rate.

Ç	Step bond. The coupon rate will increase or decrease periodically based upon a predetermined schedule. The rate shown reflects the current rate.

◊	Zero coupon bond.

£

The Fund may invest in certain securities that are considered affiliated companies. As defined by the Investment Company Act of 1940, as amended, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the period ended December 31, 2016. Unless otherwise indicated, all information in the table is for the period ended December 31, 2016.

	Share			Share
	Balance			Balance	Realized	Dividend	Value
	at 6/30/16	Purchases	Sales	at 12/31/16	Gain/(Loss)	Income	at 12/31/16

Janus Cash Liquidity Fund LLC	363,206	13,286,081	(12,030,879)	1,618,408	$—	$1,619	$1,618,408

Janus Investment Fund	21

Perkins Value Plus Income Fund

Notes to Schedule of Investments and Other Information (unaudited)

§				Schedule of Restricted and Illiquid Securities (as of December 31, 2016)
Value as a
	Acquisition			% of Net
	Date	Cost	Value	Assets
FREMF 2010 K-SCT Mortgage Trust, 2.0000%, 1/25/20	4/29/13	$66,501	$66,591	0.1%

The Fund has registration rights for certain restricted securities held as of December 31, 2016. The issuer incurs all registration costs.

The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of December 31, 2016. See Notes to Financial Statements for more information.

Valuation Inputs Summary

		Level 2 -	Level 3 -
	Level 1 -	Other Significant	Significant
	Quotes Prices	Observable Inputs	Unobservable Inputs

Assets
Investments in Securities:
Asset-Backed/Commercial Mortgage-Backed Securities	$-	$1,358,811	$-
Bank Loans and Mezzanine Loans	-	1,006,788	-
Corporate Bonds	-	10,854,117	-
Inflation-Indexed Bonds	-	334,408	-
Mortgage-Backed Securities	-	4,254,624	-
United States Treasury Notes/Bonds	-	3,345,295	-
Common Stocks
Aerospace & Defense	295,974	204,392	-
Chemicals	233,361	146,335	-
Commercial Services & Supplies	165,445	201,962	-
Food Products	325,496	332,578	-
Multi-Utilities	-	277,685	-
Professional Services	-	185,974	-
Real Estate Management & Development	-	170,097	-
Tobacco	-	166,547	-
Transportation Infrastructure	-	149,979	-
All Other	27,248,226	-	-
Preferred Stocks	-	271,891	-
Investment Companies	-	1,618,408	-
U.S. Government Agency Notes	-	3,128,937	-
Total Investments in Securities	$28,268,502	$28,008,828	$-
Other Financial Instruments(a):
Forward Currency Contracts	-	17,073	-
Total Assets	$28,268,502	$28,025,901	$-
Liabilities
Other Financial Instruments(a):
Forward Currency Contracts	$-	$13,958	$-
Options Written, at Value	-	1,888	-
Total Liabilities	$-	$15,846	$-

(a)

Other financial instruments include forward currency, futures, written options, written swaptions, and swap contracts. Forward currency contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date. Futures, certain written options on futures, and centrally cleared swap contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. Written options, written swaptions, and other swap contracts are reported at their market value at measurement date.

22	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

See footnotes at the end of the Statement.

Assets:
Investments, at cost	$51,935,942
Unaffiliated investments, at value	54,658,922
Affiliated investments, at value	1,618,408
Cash	4,844
Forward currency contracts	17,073
Closed foreign currency contracts	31,441
Non-interested Trustees' deferred compensation	1,026
Receivables:
Fund shares sold	372,076
Interest	159,701
Dividends	56,282
Foreign tax reclaims	3,529
Dividends from affiliates	672
Other assets	708
Total Assets	56,924,682
Liabilities:
Forward currency contracts	13,958
Options written, at value(1)	1,888
Closed foreign currency contracts	1,088
Payables:	—
Investments purchased	1,178,226
Fund shares repurchased	74,873
Advisory fees	22,266
Professional fees	22,228
Transfer agent fees and expenses	7,930
12b-1 Distribution and shareholder servicing fees	6,564
Dividends	3,581
Custodian fees	1,182
Non-interested Trustees' deferred compensation fees	1,026
Fund administration fees	452
Non-interested Trustees' fees and expenses	361
Accrued expenses and other payables	21,557
Total Liabilities	1,357,180
Net Assets	$55,567,502

See Notes to Financial Statements.

Janus Investment Fund	23

Perkins Value Plus Income Fund

Statement of Assets and Liabilities (unaudited)

December 31, 2016

Net Assets Consist of:
Capital (par value and paid-in surplus)	$51,288,719
Undistributed net investment income/(loss)	5,230
Undistributed net realized gain/(loss) from investments and foreign currency transactions	(71,792)
Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation	4,345,345
Total Net Assets	$55,567,502
Net Assets - Class A Shares	$6,580,805
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	580,397
Net Asset Value Per Share(2)	$11.34
Maximum Offering Price Per Share(3)	$12.03
Net Assets - Class C Shares	$5,262,620
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	463,093
Net Asset Value Per Share(2)	$11.36
Net Assets - Class D Shares	$31,916,559
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	2,814,171
Net Asset Value Per Share	$11.34
Net Assets - Class I Shares	$5,144,638
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	453,261
Net Asset Value Per Share	$11.35
Net Assets - Class S Shares	$1,908,813
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	168,209
Net Asset Value Per Share	$11.35
Net Assets - Class T Shares	$4,754,067
Shares Outstanding, $0.01 Par Value (unlimited shares authorized)	418,988
Net Asset Value Per Share	$11.35

(1) Premiums received $3,068. (2) Redemption price per share may be reduced for any applicable contingent deferred sales charge. (3) Maximum offering price is computed at 100/94.25 of net asset value.

See Notes to Financial Statements.

24	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Statement of Operations (unaudited)

For the period ended December 31, 2016

Investment Income:
Dividends	$451,453
Interest	323,487
Dividends from affiliates	1,619
Other income	2,925
Foreign tax withheld	(8,176)
Total Investment Income	771,308
Expenses:
Advisory fees	145,825
12b-1Distribution and shareholder servicing fees:
Class A Shares	8,015
Class C Shares	27,785
Class S Shares	2,485
Transfer agent administrative fees and expenses:
Class D Shares	17,169
Class S Shares	2,485
Class T Shares	2,647
Transfer agent networking and omnibus fees:
Class C Shares	342
Class I Shares	1,388
Other transfer agent fees and expenses:
Class A Shares	351
Class C Shares	349
Class D Shares	2,984
Class I Shares	109
Class S Shares	25
Class T Shares	45
Professional fees	22,044
Registration fees	21,028
Accounting systems fee	17,884
Shareholder reports expense	8,113
Custodian fees	4,547
Fund administration fees	2,309
Non-interested Trustees’ fees and expenses	751
Other expenses	39
Total Expenses	288,719
Less: Excess Expense Reimbursement	(58,364)
Net Expenses	230,355
Net Investment Income/(Loss)	540,953
Net Realized Gain/(Loss) on Investments:
Investments and foreign currency transactions	626,337
Written options contracts	4,867
Total Net Realized Gain/(Loss) on Investments	631,204
Change in Unrealized Net Appreciation/Depreciation:
Investments, foreign currency translations and non-interested Trustees’ deferred compensation	2,044,414
Written options contracts	1,171
Total Change in Unrealized Net Appreciation/Depreciation	2,045,585
Net Increase/(Decrease) in Net Assets Resulting from Operations	$3,217,742

See Notes to Financial Statements.

Janus Investment Fund	25

Perkins Value Plus Income Fund

Statements of Changes in Net Assets

	Period ended December 31, 2016 (unaudited)	Year ended June 30, 2016

Operations:
Net investment income/(loss)	$540,953	$1,034,871
Net realized gain/(loss) on investments	631,204	629,491
Change in unrealized net appreciation/depreciation	2,045,585	(1,332,465)
Net Increase/(Decrease) in Net Assets Resulting from Operations	3,217,742	331,897
Dividends and Distributions to Shareholders:
Dividends from Net Investment Income
Class A Shares	(79,831)	(127,760)
Class C Shares	(44,524)	(90,356)
Class D Shares	(378,820)	(596,865)
Class I Shares	(55,804)	(83,881)
Class S Shares	(22,187)	(46,811)
Class T Shares	(32,923)	(55,237)
Total Dividends from Net Investment Income	(614,089)	(1,000,910)
Distributions from Net Realized Gain from Investment Transactions
Class A Shares	(81,028)	(140,455)
Class C Shares	(63,764)	(147,738)
Class D Shares	(384,940)	(624,548)
Class I Shares	(61,382)	(87,785)
Class S Shares	(23,460)	(47,215)
Class T Shares	(45,895)	(62,493)
Total Distributions from Net Realized Gain from Investment Transactions	(660,469)	(1,110,234)
Net Decrease from Dividends and Distributions to Shareholders	(1,274,558)	(2,111,144)
Capital Share Transactions:
Class A Shares	238,750	79,335
Class C Shares	(1,274,686)	(514,131)
Class D Shares	4,572,172	(2,009,104)
Class I Shares	1,842,191	(661,431)
Class S Shares	(267,176)	94,087
Class T Shares	3,078,934	(1,877,769)
Net Increase/(Decrease) from Capital Share Transactions	8,190,185	(4,889,013)
Net Increase/(Decrease) in Net Assets	10,133,369	(6,668,260)
Net Assets:
Beginning of period	45,434,133	52,102,393
End of period	$55,567,502	$45,434,133

Undistributed Net Investment Income/(Loss)	$5,230	$78,366

See Notes to Financial Statements.

26	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Financial Highlights

Class A Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015		2014	2013	2012
Net Asset Value, Beginning of Period	$10.87	$11.26	$12.26		$11.68	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.24(1)	0.22(1)		0.23(1)	0.30	0.31
Net realized and unrealized gain/(loss)	0.62	(0.14)	0.05		1.29	1.07	0.10
Total from Investment Operations	0.75	0.10	0.27		1.52	1.37	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.23)	(0.29)		(0.30)	(0.29)	(0.33)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)		(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.28)	(0.49)	(1.27)		(0.94)	(0.55)	(0.70)
Net Asset Value, End of Period	$11.34	$10.87	$11.26		$12.26	$11.68	$10.86
Total Return*	6.95%	1.01%	2.25%		13.61%	12.82%	3.97%
Net Assets, End of Period (in thousands)	$6,581	$6,082	$6,213		$6,603	$6,200	$5,057
Average Net Assets for the Period (in thousands)	$6,288	$5,981	$6,599		$6,341	$5,545	$4,848
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.38%	1.43%		1.35%	1.36%	1.50%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.95%	0.94%	0.97%		1.01%	1.01%	1.02%
Ratio of Net Investment Income/(Loss)	2.26%	2.19%	1.84%		1.94%	2.39%	2.83%
Portfolio Turnover Rate	25%	77%	89%		95%	97%	100%
				1

Class C Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.90	$11.28	$12.29	$11.71	$10.89	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.08(1)	0.16(1)	0.13(1)	0.15(1)	0.21	0.27
Net realized and unrealized gain/(loss)	0.62	(0.13)	0.04	1.28	1.08	0.09
Total from Investment Operations	0.70	0.03	0.17	1.43	1.29	0.36
Less Dividends and Distributions:
Dividends (from net investment income)	(0.10)	(0.15)	(0.20)	(0.21)	(0.21)	(0.25)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.24)	(0.41)	(1.18)	(0.85)	(0.47)	(0.62)
Net Asset Value, End of Period	$11.36	$10.90	$11.28	$12.29	$11.71	$10.89
Total Return*	6.41%	0.38%	1.41%	12.78%	12.03%	3.55%
Net Assets, End of Period (in thousands)	$5,263	$6,283	$7,029	$6,519	$5,485	$4,815
Average Net Assets for the Period (in thousands)	$5,455	$6,419	$6,880	$6,035	$5,223	$4,453
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.95%	2.10%	2.18%	2.04%	2.13%	1.87%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.72%	1.66%	1.72%	1.72%	1.76%	1.38%
Ratio of Net Investment Income/(Loss)	1.46%	1.47%	1.09%	1.23%	1.64%	2.48%
Portfolio Turnover Rate	25%	77%	89%	95%	97%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	27

Perkins Value Plus Income Fund

Financial Highlights

Class D Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.87	$11.26	$12.26	$11.69	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.25(1)	0.23(1)	0.25(1)	0.31	0.32
Net realized and unrealized gain/(loss)	0.63	(0.14)	0.06	1.28	1.08	0.10
Total from Investment Operations	0.76	0.11	0.29	1.53	1.39	0.42
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.24)	(0.31)	(0.32)	(0.30)	(0.34)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.29)	(0.50)	(1.29)	(0.96)	(0.56)	(0.71)
Net Asset Value, End of Period	$11.34	$10.87	$11.26	$12.26	$11.69	$10.86
Total Return*	7.02%	1.12%	2.39%	13.68%	13.02%	4.08%
Net Assets, End of Period (in thousands)	$31,917	$26,205	$29,170	$33,071	$24,811	$19,581
Average Net Assets for the Period (in thousands)	$28,037	$26,758	$29,440	$27,575	$22,457	$16,050
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.08%	1.31%	1.33%	1.15%	1.24%	1.41%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.83%	0.83%	0.83%	0.85%	0.91%	0.91%
Ratio of Net Investment Income/(Loss)	2.38%	2.31%	1.97%	2.10%	2.50%	2.97%
Portfolio Turnover Rate	25%	77%	89%	95%	97%	100%

Class I Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$11.27	$12.28	$11.70	$10.87	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.14(1)	0.25(1)	0.24(1)	0.27(1)	0.33	0.33
Net realized and unrealized gain/(loss)	0.62	(0.13)	0.05	1.28	1.07	0.11
Total from Investment Operations	0.76	0.12	0.29	1.55	1.40	0.44
Less Dividends and Distributions:
Dividends (from net investment income)	(0.15)	(0.25)	(0.32)	(0.33)	(0.31)	(0.35)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.29)	(0.51)	(1.30)	(0.97)	(0.57)	(0.72)
Net Asset Value, End of Period	$11.35	$10.88	$11.27	$12.28	$11.70	$10.87
Total Return*	7.04%	1.18%	2.39%	13.92%	13.16%	4.25%
Net Assets, End of Period (in thousands)	$5,145	$3,149	$3,965	$10,794	$9,903	$9,227
Average Net Assets for the Period (in thousands)	$3,831	$3,682	$4,859	$9,694	$9,764	$8,365
Ratios to Average Net Assets**:
Ratio of Gross Expenses	0.97%	1.21%	1.22%	1.02%	1.10%	1.25%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.77%	0.77%	0.74%	0.71%	0.76%	0.77%
Ratio of Net Investment Income/(Loss)	2.46%	2.36%	2.00%	2.23%	2.63%	3.09%
Portfolio Turnover Rate	25%	77%	89%	95%	97%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

28	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Financial Highlights

Class S Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$11.26	$12.26	$11.69	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.12(1)	0.26(1)	0.19(1)	0.22(1)	0.28	0.29
Net realized and unrealized gain/(loss)	0.62	(0.13)	0.05	1.28	1.08	0.09
Total from Investment Operations	0.74	0.13	0.24	1.50	1.36	0.38
Less Dividends and Distributions:
Dividends (from net investment income)	(0.13)	(0.25)	(0.26)	(0.29)	(0.27)	(0.30)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.27)	(0.51)	(1.24)	(0.93)	(0.53)	(0.67)
Net Asset Value, End of Period	$11.35	$10.88	$11.26	$12.26	$11.69	$10.86
Total Return*	6.85%	1.28%	2.00%	13.42%	12.79%	3.74%
Net Assets, End of Period (in thousands)	$1,909	$2,088	$2,063	$5,054	$4,453	$3,950
Average Net Assets for the Period (in thousands)	$1,951	$2,023	$2,428	$4,725	$4,258	$3,784
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.42%	1.63%	1.64%	1.50%	1.59%	1.73%
Ratio of Net Expenses (After Waivers and Expense Offsets)	1.07%	0.77%	1.18%	1.09%	1.15%	1.21%
Ratio of Net Investment Income/(Loss)	2.13%	2.37%	1.57%	1.87%	2.25%	2.64%
Portfolio Turnover Rate	25%	77%	89%	95%	97%	100%

Class T Shares
For a share outstanding during the period ended December 31, 2016 (unaudited) and each year ended June 30	2016	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.88	$11.26	$12.27	$11.69	$10.86	$11.15
Income/(Loss) from Investment Operations:
Net investment income/(loss)	0.13(1)	0.26(1)	0.22(1)	0.25(1)	0.31	0.32
Net realized and unrealized gain/(loss)	0.62	(0.13)	0.04	1.28	1.08	0.09
Total from Investment Operations	0.75	0.13	0.26	1.53	1.39	0.41
Less Dividends and Distributions:
Dividends (from net investment income)	(0.14)	(0.25)	(0.29)	(0.31)	(0.30)	(0.33)
Distributions (from capital gains)	(0.14)	(0.26)	(0.98)	(0.64)	(0.26)	(0.37)
Total Dividends and Distributions	(0.28)	(0.51)	(1.27)	(0.95)	(0.56)	(0.70)
Net Asset Value, End of Period	$11.35	$10.88	$11.26	$12.27	$11.69	$10.86
Total Return*	6.97%	1.26%	2.18%	13.75%	13.01%	3.97%
Net Assets, End of Period (in thousands)	$4,754	$1,627	$3,662	$9,037	$5,810	$4,919
Average Net Assets for the Period (in thousands)	$2,050	$2,419	$4,490	$6,739	$5,470	$4,702
Ratios to Average Net Assets**:
Ratio of Gross Expenses	1.17%	1.32%	1.39%	1.25%	1.33%	1.48%
Ratio of Net Expenses (After Waivers and Expense Offsets)	0.93%	0.73%	0.93%	0.87%	0.92%	0.97%
Ratio of Net Investment Income/(Loss)	2.31%	2.39%	1.82%	2.08%	2.48%	2.87%
Portfolio Turnover Rate	25%	77%	89%	95%	97%	100%

* Total return not annualized for periods of less than one full year.

** Annualized for periods of less than one full year.

(1) Per share amounts are calculated based on average shares outstanding during the year or period.

See Notes to Financial Statements.

Janus Investment Fund	29

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Perkins Value Plus Income Fund (the “Fund”) is a series fund. The Fund is part of Janus Investment Fund (the “Trust”), which is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and therefore has applied the specialized accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946. The Trust offers forty-five funds which include multiple series of shares, with differing investment objectives and policies. The Fund seeks capital appreciation and current income. The Fund is classified as diversified, as defined in the 1940 Act.

The Fund offers multiple classes of shares in order to meet the needs of various types of investors. Each class represents an interest in the same portfolio of investments. Certain financial intermediaries may not offer all classes of shares. Class D shares are closed to certain new investors.

Class A Shares and Class C Shares are generally offered through financial intermediary platforms including, but not limited to, traditional brokerage platforms, mutual fund wrap fee programs, bank trust platforms, and retirement platforms.

Class D Shares are generally no longer being made available to new investors who do not already have a direct account with the Janus funds. Class D Shares are available only to investors who hold accounts directly with the Janus funds, to immediate family members or members of the same household of an eligible individual investor, and to existing beneficial owners of sole proprietorships or partnerships that hold accounts directly with the Janus funds.

Class I Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. Class I Shares are also available to certain direct institutional investors including, but not limited to, corporations, certain retirement plans, public plans, and foundations/endowments.

Class S Shares are offered through financial intermediary platforms including, but not limited to, retirement platforms and asset allocation, mutual fund wrap, or other discretionary or nondiscretionary fee-based investment advisory programs. In addition, Class S Shares may be available through certain financial intermediaries who have an agreement with Janus Capital Management LLC (“Janus Capital”) or its affiliates to offer Class S Shares on their supermarket platforms.

Class T Shares are available through certain financial intermediary platforms including, but not limited to, mutual fund wrap fee programs, managed account programs, asset allocation programs, bank trust platforms, as well as certain retirement platforms. In addition, Class T Shares may be available through certain financial intermediaries who have an agreement with Janus Capital or its affiliates to offer Class T Shares on their supermarket platforms.

The following accounting policies have been followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America.

Investment Valuation

Securities held by the Fund are valued in accordance with policies and procedures established by and under the supervision of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at the closing prices on the primary market or exchange on which they trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Securities that are traded on the over-the-counter (“OTC”) markets are generally valued at their closing or latest bid prices as available. Foreign securities and currencies are converted to U.S. dollars using the applicable exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Fund will determine the market value of individual securities held by it by using prices provided by one or more approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined

30	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith under the Valuation Procedures. Circumstances in which fair value pricing may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The Fund uses systematic fair valuation models provided by independent third parties to value international equity securities in order to adjust for stale pricing, which may occur between the close of certain foreign exchanges and the close of the NYSE.

Valuation Inputs Summary

FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:

Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.

Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Assets or liabilities categorized as Level 2 in the hierarchy generally include: debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.

Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal year.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of December 31, 2016 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments and Other Information.

There were no transfers between Level 1, Level 2 and Level 3 of the fair value hierarchy during the period. The Fund recognizes transfers between the levels as of the beginning of the fiscal year.

Investment Transactions and Investment Income

Investment transactions are accounted for as of the date purchased or sold (trade date). Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend, if such information is obtained subsequent to the ex-dividend date. Dividends from foreign securities may be subject to withholding taxes in foreign jurisdictions. Interest income is recorded on the accrual basis and includes amortization of premiums and accretion of discounts. Gains and losses are determined on the identified cost basis,

Janus Investment Fund	31

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

which is the same basis used for federal income tax purposes. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets.

Expenses

The Fund bears expenses incurred specifically on its behalf. Each class of shares bears a portion of general expenses, which are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of total net assets. Expenses directly attributable to a specific class of shares are charged against the operations of such class.

Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Indemnifications

In the normal course of business, the Fund may enter into contracts that contain provisions for indemnification of other parties against certain potential liabilities. The Fund’s maximum exposure under these arrangements is unknown, and would involve future claims that may be made against the Fund that have not yet occurred. Currently, the risk of material loss from such claims is considered remote.

Foreign Currency Translations

The Fund does not isolate that portion of the results of operations resulting from the effect of changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the date of the financial statements. Net unrealized appreciation or depreciation of investments and foreign currency translations arise from changes in the value of assets and liabilities, including investments in securities held at the date of the financial statements, resulting from changes in the exchange rates and changes in market prices of securities held.

Currency gains and losses are also calculated on payables and receivables that are denominated in foreign currencies. The payables and receivables are generally related to foreign security transactions and income translations.

Foreign currency-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, counterparty risk, political and economic risk, regulatory risk and equity risk. Risks may arise from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Dividends and Distributions

Dividends of net investment income are generally declared and distributed monthly, and realized capital gains (if any) are distributed annually. The Fund may treat a portion of the amount paid to redeem shares as a distribution of investment company taxable income and realized capital gains that are reflected in the net asset value. This practice, commonly referred to as “equalization,” has no effect on the redeeming shareholder or the Fund’s total return, but may reduce the amounts that would otherwise be required to be paid as taxable dividends to the remaining shareholders. It is possible that the Internal Revenue Service (IRS) could challenge the Fund's equalization methodology or calculations, and any such challenge could result in additional tax, interest, or penalties to be paid by the Fund.

The Fund may make certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations. It is quite common for these dividends to exceed the REITs’ taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. If the Fund distributes such amounts, such distributions could constitute a return of capital to shareholders for federal income tax purposes.

Federal Income Taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income in accordance with the requirements of Subchapter M of the Internal Revenue Code. Management has analyzed the Fund’s tax positions taken for all open federal income tax years, generally a three-year period, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

32	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

2. Derivative Instruments

The Fund may invest in various types of derivatives, which may at times result in significant derivative exposure. A derivative is a financial instrument whose performance is derived from the performance of another asset. The Fund may invest in derivative instruments including, but not limited to: futures contracts, put options, call options, options on future contracts, options on foreign currencies, options on recovery locks, options on security and commodity indices, swaps, forward contracts, structured investments, and other equity-linked derivatives. Each derivative instrument that was held by the Fund during the period ended December 31, 2016 is discussed in further detail below.

The Fund may use derivative instruments for hedging purposes (to offset risks associated with an investment, currency exposure, or market conditions), to adjust currency exposure relative to a benchmark index, or for speculative purposes (to earn income and seek to enhance returns). When the Fund invests in a derivative for speculative purposes, the Fund will be fully exposed to the risks of loss of that derivative, which may sometimes be greater than the derivative’s cost. The Fund may not use any derivative to gain exposure to an asset or class of assets that it would be prohibited by its investment restrictions from purchasing directly. The Fund’s ability to use derivative instruments may also be limited by tax considerations.

Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Investments in derivatives may not directly correlate with the price movements of the underlying instrument. As a result, the use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case. Derivatives can be volatile and may involve significant risks.

In pursuit of its investment objective, the Fund may seek to use derivatives to increase or decrease exposure to the following market risk factors:

• Commodity Risk – the risk related to the change in value of commodities or commodity-linked investments due to changes in the overall market movements, volatility of the underlying benchmark, changes in interest rates, or other factors affecting a particular industry of commodity such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political, and regulatory developments.

• Counterparty Risk – the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Fund.

• Credit Risk – the risk an issuer will be unable to make principal and interest payments when due, or will default on its obligations.

• Currency Risk – the risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

• Equity Risk – the risk related to the change in value of equity securities as they relate to increases or decreases in the general market.

• Index Risk – if the derivative is linked to the performance of an index, it will be subject to the risks associated with changes in that index. If the index changes, the Fund could receive lower interest payments or experience a reduction in the value of the derivative to below what the Fund paid. Certain indexed securities, including inverse securities (which move in an opposite direction to the index), may create leverage, to the extent that they increase or decrease in value at a rate that is a multiple of the changes in the applicable index.

• Interest Rate Risk – the risk that the value of fixed-income securities will generally decline as prevailing interest rates rise, which may cause the Fund’s NAV to likewise decrease.

• Leverage Risk – the risk associated with certain types of leveraged investments or trading strategies pursuant to which relatively small market movements may result in large changes in the value of an investment. The Fund creates leverage by investing in instruments, including derivatives, where the investment loss can exceed the original amount invested. Certain investments or trading strategies, such as short sales, that involve leverage can result in losses that greatly exceed the amount originally invested.

• Liquidity Risk – the risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Janus Investment Fund	33

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

Derivatives may generally be traded OTC or on an exchange. Derivatives traded OTC are agreements that are individually negotiated between parties and can be tailored to meet a purchaser’s needs. OTC derivatives are not guaranteed by a clearing agency and may be subject to increased credit risk.

In an effort to mitigate credit risk associated with derivatives traded OTC, the Fund may enter into collateral agreements with certain counterparties whereby, subject to certain minimum exposure requirements, the Fund may require the counterparty to post collateral if the Fund has a net aggregate unrealized gain on all OTC derivative contracts with a particular counterparty. There is no guarantee that counterparty exposure is reduced and these arrangements are dependent on Janus Capital’s ability to establish and maintain appropriate systems and trading.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward currency contract”) is an obligation to buy or sell a specified currency at a future date at a negotiated rate (which may be U.S. dollars or a foreign currency). The Fund may enter into forward currency contracts for hedging purposes, including, but not limited to, reducing exposure to changes in foreign currency exchange rates on foreign portfolio holdings and locking in the U.S. dollar cost of firm purchase and sale commitments for securities denominated in or exposed to foreign currencies. The Fund may also invest in forward currency contracts for nonhedging purposes such as seeking to enhance returns. The Fund is subject to currency risk and counterparty risk in the normal course of pursuing its investment objective through its investments in forward currency contracts.

Forward currency contracts are valued by converting the foreign value to U.S. dollars by using the current spot U.S. dollar exchange rate and/or forward rate for that currency. Exchange and forward rates as of the close of the NYSE shall be used to value the forward currency contracts. The unrealized appreciation/(depreciation) for forward currency contracts is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations for the change in unrealized net appreciation/depreciation (if applicable). The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a forward currency contract is reported on the Statement of Operations (if applicable).

During the period, the Fund entered into forward currency contracts with the obligation to sell foreign currencies in the future at an agreed upon rate in order to decrease exposure to currency risk associated with foreign currency denominated securities held by the Fund.

During the period ended December 31, 2016, the average ending monthly currency value amounts on sold forward currency contracts is $2,848,900.

Options Contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price on or before a specified date. The purchaser pays a premium to the seller for this right. The seller has the corresponding obligation to sell or buy a financial instrument if the purchaser (owner) "exercises" the option. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option are adjusted by the amount of premium received or paid. Upon expiration, or closing of the option transaction, a realized gain or loss is reported on the Statement of Operations (if applicable). The difference between the premium paid/received and the market value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported on the Statement of Operations (if applicable). Option contracts are typically valued using an approved vendor’s option valuation model. To the extent reliable market quotations are available, option contracts are valued using market quotations. In cases when an approved vendor cannot provide coverage for an option and there is no reliable market quotation, a broker quotation or an internal valuation using the Black-Scholes model, the Cox-Rubenstein Binomial Option Pricing Model, or other appropriate option pricing model is used. Certain options contracts are marked-to-market daily, and the daily variation margin is recorded as a receivable or payable on the Statement of Assets and Liabilities as “Variation margin receivable” or “Variation margin payable” (if applicable).

The Fund may use options contracts to hedge against changes in interest rates, the values of equities, or foreign currencies. The Fund generally invests in options to hedge against adverse movements in the value of portfolio holdings. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. A lack of correlation between the value of an instrument underlying an option and the asset being hedged, or unexpected adverse price movements, could render the Fund’s hedging strategy unsuccessful. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased or sold. The Fund may be subject to

34	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

counterparty risk, interest rate risk, liquidity risk, equity risk, commodity risk, and currency risk in the normal course of pursuing its investment objective through its investments in options contracts.

Options traded on an exchange are regulated and the terms of the options are standardized. Options traded OTC expose the Fund to counterparty risk in the event that the counterparty does not perform. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

In writing an option, the Fund bears the risk of an unfavorable change in the price of the security underlying the written option. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option. Options written are reported as a liability on the Statement of Assets and Liabilities as “Options written, at value” (if applicable). The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the security increases and the options are exercised. The risk in writing put options is that the Fund may incur a loss if the market price of the security decreases and the options are exercised. The risk in buying options is that the Fund pays a premium whether or not the options are exercised. Exercise of an option written by the Fund could result in the Fund buying or selling a security at a price different from the current market value.

During the period, the Fund wrote call options on various equity securities for the purpose of decreasing exposure to individual equity risk and/or generating income.

During the period ended December 31, 2016, the average ending monthly market value amounts on written call options is $1,036.

Written option activity for the period ended December 31, 2016 is indicated in the table below:

	Number of	Premiums
	Contracts	Received
Options outstanding at June 30, 2016	57	$ 1,690
Options written	326	6,996
Options closed	-	-
Options expired	(175)	(4,866)
Options exercised	(34)	(752)
Options outstanding at December 31, 2016	174	$ 3,068

The following table, grouped by derivative type, provides information about the fair value and location of derivatives within the Statement of Assets and Liabilities as of December 31, 2016.

Fair Value of Derivative Instruments (not accounted for as hedging instruments) as of December 31, 2016

	Currency Contracts	Equity Contracts	Total
Asset Derivatives:
Forward currency contracts	$ 17,073	$ -	$17,073

Liability Derivatives:
Forward currency contracts	$ 13,958	$ -	$13,958
Options written, at value	-	1,888	1,888

Total Liability Derivatives	$ 13,958	$ 1,888	$15,846
(a) Amounts relate to purchased options.

Janus Investment Fund	35

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended December 31, 2016.

The effect of Derivative Instruments (not accounted for as hedging instruments) on the Statement of Operations for the period ended December 31, 2016

Amount of Realized Gain/(Loss) Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments and foreign currency transactions	$ 288,756	$ -	$ 288,756
Written options contracts	-	4,867	4,867

Total	$ 288,756	$ 4,867	$ 293,623

Amount of Change in Unrealized Appreciation/Depreciation Recognized on Derivatives
Derivative	Currency Contracts	Equity Contracts	Total
Investments, foreign currency translations and non-interested Trustees' deferred compensation	$(122,655)	$ -	$(122,655)
Written options contracts	-	1,171	1,171

Total	$(122,655)	$ 1,171	$(121,484)
(a) Amounts relate to purchased options.

Please see the “Net Realized Gain/(Loss) on Investments” and “Change in Unrealized Net Appreciation/Depreciation” sections of the Fund’s Statement of Operations.

3. Other Investments and Strategies

Additional Investment Risk

The Fund may be invested in lower-rated debt securities that have a higher risk of default or loss of value since these securities may be sensitive to economic changes, political changes or adverse developments specific to the issuer.

The financial crisis in both the U.S. and global economies over the past several years has resulted, and may continue to result, in a significant decline in the value and liquidity of many securities of issuers worldwide in the equity and fixed-income/credit markets. In response to the crisis, the United States and certain foreign governments, along with the U.S. Federal Reserve and certain foreign central banks, took steps to support the financial markets. The withdrawal of this support, a failure of measures put in place to respond to the crisis, or investor perception that such efforts were not sufficient could each negatively affect financial markets generally, and the value and liquidity of specific securities. In addition, policy and legislative changes in the United States and in other countries continue to impact many aspects of financial regulation. The effect of these changes on the markets, and the practical implications for market participants, including the Fund, may not be fully known for some time. As a result, it may also be unusually difficult to identify both investment risks and opportunities, which could limit or preclude the Fund’s ability to achieve its investment objective. Therefore, it is important to understand that the value of your investment may fall, sometimes sharply, and you could lose money.

The enactment of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) provided for widespread regulation of financial institutions, consumer financial products and services, broker-dealers, OTC derivatives, investment advisers, credit rating agencies, and mortgage lending, which expanded federal oversight in the financial sector, including the investment management industry. Many provisions of the Dodd-Frank Act remain pending and will be implemented through future rulemaking. Therefore, the ultimate impact of the Dodd-Frank Act and the regulations under the Dodd-Frank Act on the Fund and the investment management industry as a whole, is not yet certain.

A number of countries in the European Union (“EU”) have experienced, and may continue to experience, severe economic and financial difficulties. In particular, many EU nations are susceptible to economic risks associated with high levels of debt, notably due to investments in sovereign debt of countries such as Greece, Italy, Spain, Portugal, and

36	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

Ireland. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts. Many other issuers have faced difficulties obtaining credit or refinancing existing obligations. Financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit. As a result, financial markets in the EU experienced extreme volatility and declines in asset values and liquidity. Responses to these financial problems by European governments, central banks, and others, including austerity measures and reforms, may not work, may result in social unrest, and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets, and asset valuations around the world. Greece, Ireland, and Portugal have already received one or more "bailouts" from other Eurozone member states, and it is unclear how much additional funding they will require or if additional Eurozone member states will require bailouts in the future. The risk of investing in securities in the European markets may also be heightened due to the referendum in which the United Kingdom voted to exit the EU (known as “Brexit”). One or more other countries may also abandon the euro and/or withdraw from the EU, placing its currency and banking system in jeopardy.

Certain areas of the world have historically been prone to and economically sensitive to environmental events such as, but not limited to, hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, tornadoes, mudslides, or other weather-related phenomena. Such disasters, and the resulting physical or economic damage, could have a severe and negative impact on the Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which the Fund invests to conduct their businesses as they would under normal conditions. Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Counterparties

Fund transactions involving a counterparty are subject to the risk that the counterparty or a third party will not fulfill its obligation to the Fund (“counterparty risk”). Counterparty risk may arise because of the counterparty’s financial condition (i.e., financial difficulties, bankruptcy, or insolvency), market activities and developments, or other reasons, whether foreseen or not. A counterparty’s inability to fulfill its obligation may result in significant financial loss to the Fund. The Fund may be unable to recover its investment from the counterparty or may obtain a limited recovery, and/or recovery may be delayed. The extent of the Fund’s exposure to counterparty risk with respect to financial assets and liabilities approximates its carrying value. See the "Offsetting Assets and Liabilities" section of this Note for further details.

The Fund may be exposed to counterparty risk through participation in various programs, including, but not limited to, lending its securities to third parties, cash sweep arrangements whereby the Fund’s cash balance is invested in one or more types of cash management vehicles, as well as investments in, but not limited to, repurchase agreements, debt securities, and derivatives, including various types of swaps, futures and options. The Fund intends to enter into financial transactions with counterparties that Janus Capital believes to be creditworthy at the time of the transaction. There is always the risk that Janus Capital’s analysis of a counterparty’s creditworthiness is incorrect or may change due to market conditions. To the extent that the Fund focuses its transactions with a limited number of counterparties, it will have greater exposure to the risks associated with one or more counterparties.

Inflation-Linked Securities

The Fund may invest in inflation-indexed bonds, including municipal inflation-indexed bonds and corporate inflation-indexed bonds, or in derivatives that are linked to these securities. Inflation-linked bonds are fixed-income securities that have a principal value that is periodically adjusted according to the rate of inflation. If an index measuring inflation falls, the principal value of inflation-indexed bonds will typically be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Because of their inflation adjustment feature, inflation-linked bonds typically have lower yields than conventional fixed-rate bonds. In addition, inflation-linked bonds also normally decline in price when real interest rates rise. In the event of deflation, when prices decline over time, the principal and income of inflation-linked bonds would likely decline, resulting in losses to the Fund.

In the case of Treasury Inflation-Protected Securities, also known as TIPS, repayment of original bond principal upon maturity (as adjusted for inflation) is guaranteed by the U.S. Treasury. For inflation-linked bonds that do not provide a similar guarantee, the adjusted principal value of the inflation-linked bond repaid at maturity may be less than the original principal. Other non-U.S. sovereign governments also issue inflation-linked securities (sometimes referred to as “linkers”) that are tied to their own local consumer price indices. In certain of these non-U.S. jurisdictions, the repayment

Janus Investment Fund	37

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Inflation-linked bonds may also be issued by, or related to, sovereign governments of other developed countries, emerging market countries, or companies or other entities not affiliated with governments.

Loans

The Fund may invest in various commercial loans, including bank loans, bridge loans, debtor-in-possession (“DIP”) loans, mezzanine loans, and other fixed and floating rate loans. These loans may be acquired through loan participations and assignments or on a when-issued basis. Commercial loans will comprise no more than 20% of the Fund’s total assets. Below are descriptions of the types of loans held by the Fund as of December 31, 2016.

• Bank Loans - Bank loans are obligations of companies or other entities entered into in connection with recapitalizations, acquisitions, and refinancings. The Fund’s investments in bank loans are generally acquired as a participation interest in, or assignment of, loans originated by a lender or other financial institution. These investments may include institutionally-traded floating and fixed-rate debt securities.

• Floating Rate Loans – Floating rate loans are debt securities that have floating interest rates, that adjust periodically, and are tied to a benchmark lending rate, such as London Interbank Offered Rate (“LIBOR”). In other cases, the lending rate could be tied to the prime rate offered by one or more major U.S. banks or the rate paid on large certificates of deposit traded in the secondary markets. If the benchmark lending rate changes, the rate payable to lenders under the loan will change at the next scheduled adjustment date specified in the loan agreement. Floating rate loans are typically issued to companies (‘‘borrowers’’) in connection with recapitalizations, acquisitions, and refinancings. Floating rate loan investments are generally below investment grade. Senior floating rate loans are secured by specific collateral of a borrower and are senior in the borrower’s capital structure. The senior position in the borrower’s capital structure generally gives holders of senior loans a claim on certain of the borrower’s assets that is senior to subordinated debt and preferred and common stock in the case of a borrower’s default. Floating rate loan investments may involve foreign borrowers, and investments may be denominated in foreign currencies. Floating rate loans often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. While the Fund generally expects to invest in fully funded term loans, certain of the loans in which the Fund may invest include revolving loans, bridge loans, and delayed draw term loans.

Purchasers of floating rate loans may pay and/or receive certain fees. The Fund may receive fees such as covenant waiver fees or prepayment penalty fees. The Fund may pay fees such as facility fees. Such fees may affect the Fund’s return.

• Mezzanine Loans - Mezzanine loans are secured by the stock of the company that owns the assets. Mezzanine loans are a hybrid of debt and equity financing that is typically used to fund the expansion of existing companies. A mezzanine loan is composed of debt capital that gives the lender the right to convert to an ownership or equity interest in the company if the loan is not paid back in time and in full. Mezzanine loans typically are the most subordinated debt obligation in an issuer’s capital structure.

Mortgage- and Asset-Backed Securities

Mortgage- and asset-backed securities represent interests in “pools” of commercial or residential mortgages or other assets, including consumer loans or receivables. The Fund may purchase fixed or variable rate commercial or residential mortgage-backed securities issued by the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), the Federal Home Loan Mortgage Corporation (“Freddie Mac”), or other governmental or government-related entities. Ginnie Mae’s guarantees are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. In September 2008, the Federal Housing Finance Agency (“FHFA”), an agency of the U.S. Government, placed Fannie Mae and Freddie Mac under conservatorship. Since that time, Fannie Mae and Freddie Mac have received capital support through U.S. Treasury preferred stock purchases, and Treasury and Federal Reserve purchases of their mortgage-backed securities. The FHFA and the U.S. Treasury have imposed strict limits on the size of these entities’ mortgage portfolios. The FHFA has the power to cancel any contract entered into by Fannie Mae and Freddie Mac prior to FHFA’s appointment as conservator or receiver, including the guarantee obligations of Fannie Mae and Freddie Mac.

38	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

The Fund may also purchase other mortgage- and asset-backed securities through single- and multi-seller conduits, collateralized debt obligations, structured investment vehicles, and other similar securities. Asset-backed securities may be backed by various consumer obligations, including automobile loans, equipment leases, credit card receivables, or other collateral. In the event the underlying loans are not paid, the securities’ issuer could be forced to sell the assets and recognize losses on such assets, which could impact your return. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Mortgage and asset-backed securities are subject to both extension risk, where borrowers pay off their debt obligations more slowly in times of rising interest rates, and prepayment risk, where borrowers pay off their debt obligations sooner than expected in times of declining interest rates. These risks may reduce the Fund’s returns. In addition, investments in mortgage- and asset backed securities, including those comprised of subprime mortgages, may be subject to a higher degree of credit risk, valuation risk, and liquidity risk than various other types of fixed-income securities. Additionally, although mortgage-backed securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that guarantors or insurers will meet their obligations.

Offsetting Assets and Liabilities

The Fund presents gross and net information about transactions that are either offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement with a designated counterparty, regardless of whether the transactions are actually offset in the Statement of Assets and Liabilities.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, in the event of a default and/or termination event, the Fund may offset with each counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. For financial reporting purposes, the Fund does not offset certain derivative financial instruments’ payables and receivables and related collateral on the Statement of Assets and Liabilities.

The following tables present gross amounts of recognized assets and/or liabilities and the net amounts after deducting collateral that has been pledged by counterparties or has been pledged to counterparties (if applicable). For corresponding information grouped by type of instrument, see either the “Fair Value of Derivative Instruments as of December 31, 2016” table located in Note 2 of these Notes to Financial Statements and/or the Fund’s Schedule of Investments.

Offsetting of Financial Assets and Derivative Assets

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Assets	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$68	$(68)	$—	$—
HSBC Securities (USA), Inc.	17,005	(124)	—	16,881

Total	$17,073	$(192)	$—	$16,881
Offsetting of Financial Liabilities and Derivative Liabilities

	Gross Amounts
	of Recognized	Offsetting Asset	Collateral
Counterparty	Liabilities	or Liability(a)	Pledged(b)	Net Amount

Credit Suisse International	$7,107	$(68)	$—	$7,039
HSBC Securities (USA), Inc.	124	(124)	—	—
RBC Capital Markets Corp.	6,727	—	—	6,727

Total	$13,958	$(192)	$—	$13,766
(a)

Represents the amount of assets or liabilities that could be offset with the same counterparty under master netting or similar agreements that management elects not to offset on the Statement of Assets and Liabilities.

(b)	Collateral pledged is limited to the net outstanding amount due to/from an individual counterparty. The actual collateral amounts pledged may exceed these amounts and may fluctuate in value.

Janus Investment Fund	39

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

The Fund does not exchange collateral on its forward currency contracts with its counterparties; however, the Fund may segregate cash or high-grade securities in an amount at all times equal to or greater than the Fund’s commitment with respect to these contracts. Such segregated assets, if with the Fund’s custodian, are denoted on the accompanying Schedule of Investments and are evaluated daily to ensure their market value equals or exceeds the current market value of the Fund’s corresponding forward currency contracts.

Real Estate Investing

The Fund may invest in equity and debt securities of real estate-related companies. Such companies may include those in the real estate industry or real estate-related industries. These securities may include common stocks, corporate bonds, preferred stocks, and other equity securities, including, but not limited to, mortgage-backed securities, real estate-backed securities, securities of REITs and similar REIT-like entities. A REIT is a trust that invests in real estate-related projects, such as properties, mortgage loans, and construction loans. REITs are generally categorized as equity, mortgage, or hybrid REITs. A REIT may be listed on an exchange or traded OTC.

Restricted Security Transactions

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933, as amended. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of the Fund to sell a security at a fair price and may substantially delay the sale of the security. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

Sovereign Debt

The Fund may invest in U.S. and foreign government debt securities (“sovereign debt”). Investments in U.S. sovereign debt are considered low risk. However, investments in non-U.S. sovereign debt can involve a high degree of risk, including the risk that the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or to pay the interest on its sovereign debt in a timely manner. A sovereign debtor’s willingness or ability to satisfy its debt obligation may be affected by various factors, including its cash flow situation, the extent of its foreign currency reserves, the availability of foreign exchange when a payment is due, the relative size of its debt position in relation to its economy as a whole, the sovereign debtor’s policy toward international lenders, and local political constraints to which the governmental entity may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies, and other entities. The failure of a sovereign debtor to implement economic reforms, achieve specified levels of economic performance, or repay principal or interest when due may result in the cancellation of third party commitments to lend funds to the sovereign debtor, which may further impair such debtor’s ability or willingness to timely service its debts. The Fund may be requested to participate in the rescheduling of such sovereign debt and to extend further loans to governmental entities, which may adversely affect the Fund’s holdings. In the event of default, there may be limited or no legal remedies for collecting sovereign debt and there may be no bankruptcy proceedings through which the Fund may collect all or part of the sovereign debt that a governmental entity has not repaid.

When-Issued and Delayed Delivery Securities

The Fund may purchase or sell securities on a when-issued or delayed delivery basis. When-issued and delayed delivery securities in which the Fund may invest include U.S. Treasury Securities, municipal bonds, bank loans, and other similar instruments. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Fund may hold liquid assets as collateral with the Fund’s custodian sufficient to cover the purchase price.

4. Investment Advisory Agreements and Other Transactions with Affiliates

The Fund pays Janus Capital an investment advisory fee which is calculated daily and paid monthly. The Fund’s contractual investment advisory fee rate (expressed as an annual rate) is 0.60% of its average daily net assets.

Perkins Investment Management LLC (“Perkins”) serves as subadviser to the Fund. Perkins (together with its predecessors), has been in the investment management business since 1984 and provides day-to-day management of the equity portion of the Fund’s investment operations subject to the general oversight of Janus Capital. Janus Capital is responsible for the day-to-day management of the fixed income portion of the Fund’s investment portfolio. Janus Capital owns 100% of Perkins.

40	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

Janus Capital pays Perkins a subadvisory fee equal to 50% of the advisory fee payable by the equity portion of the Fund to Janus Capital (net of any fee waivers, and expense reimbursements).

Janus Capital has contractually agreed to waive the advisory fee payable by the Fund or reimburse expenses in an amount equal to the amount, if any, that the Fund’s normal operating expenses including the investment advisory fee, but excluding the 12b-1 distribution and shareholder servicing fees (applicable to Class A Shares, Class C Shares, and Class S Shares), transfer agent fees and expenses payable pursuant to the Transfer Agency Agreement, brokerage commissions, interest, dividends, taxes, acquired fund fees and expenses, and extraordinary expenses, exceed the annual rate of 0.68% of the Fund’s average daily net assets. Janus Capital has agreed to continue the waiver until at least November 1, 2017. If applicable, amounts reimbursed to the Fund by Janus Capital are disclosed as “Excess Expense Reimbursement” on the Statement of Operations.

Janus Services LLC (“Janus Services”), a wholly-owned subsidiary of Janus Capital, is the Fund’s transfer agent. In addition, Janus Services provides or arranges for the provision of certain other administrative services including, but not limited to, recordkeeping, accounting, order processing, and other shareholder services for the Fund. Janus Services is not compensated for its services related to the shares, except for out-of-pocket costs. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Certain, but not all, intermediaries may charge administrative fees (such as networking and omnibus) to investors in Class A Shares, Class C Shares, and Class I Shares for administrative services provided on behalf of such investors. These administrative fees are paid by the Class A Shares, Class C Shares, and Class I Shares of the Fund to Janus Services, which uses such fees to reimburse intermediaries. Consistent with the Transfer Agency Agreement between Janus Services and the Fund, Janus Services may negotiate the level, structure, and/or terms of the administrative fees with intermediaries requiring such fees on behalf of the Fund. Janus Capital and its affiliates benefit from an increase in assets that may result from such relationships. The Funds’ Trustees have set limits on fees that the Funds may incur with respect to administrative fees paid for omnibus or networked accounts. Such limits are subject to change by the Trustees in the future. These amounts are disclosed as “Transfer agent networking and omnibus fees” on the Statement of Operations.

The Fund’s Class D Shares pay an administrative services fee at an annual rate of 0.12% of the average daily net assets of Class D Shares for shareholder services provided by Janus Services. Janus Services provides or arranges for the provision of shareholder services including, but not limited to, recordkeeping, accounting, answering inquiries regarding accounts, transaction processing, transaction confirmations, and the mailing of prospectuses and shareholder reports. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Janus Services receives an administrative services fee at an annual rate of up to 0.25% of the average daily net assets of the Fund’s Class S Shares and Class T Shares for providing or procuring administrative services to investors in Class S Shares and Class T Shares of the Fund. Janus Services expects to use all or a significant portion of this fee to compensate retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries for providing these services. Janus Services or its affiliates may also pay fees for services provided by intermediaries to the extent the fees charged by intermediaries exceed the 0.25% of net assets charged to Class S Shares and Class T Shares of the Fund. Janus Services may keep certain amounts retained for reimbursement of out-of-pocket costs incurred for servicing clients of Class S Shares and Class T Shares. These amounts are disclosed as “Transfer agent administrative fees and expenses” on the Statement of Operations.

Services provided by these financial intermediaries may include, but are not limited to, recordkeeping, subaccounting, order processing, providing order confirmations, periodic statements, forwarding prospectuses, shareholder reports, and other materials to existing customers, answering inquiries regarding accounts, and other administrative services. Order processing includes the submission of transactions through the National Securities Clearing Corporation (“NSCC”) or similar systems, or those processed on a manual basis with Janus Capital.

Janus Services is compensated for its services related to the Fund’s Class D Shares. In addition to the administrative fees discussed above, Janus Services receives reimbursement for out-of-pocket costs it incurs for serving as transfer agent and providing, or arranging for, servicing to shareholders. These amounts are disclosed as “Other transfer agent fees and expenses” on the Statement of Operations.

Janus Investment Fund	41

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

Under a distribution and shareholder servicing plan (the “Plan”) adopted in accordance with Rule 12b-1 under the 1940 Act, the Fund pays the Trust’s distributor, Janus Distributors LLC (“Janus Distributors”), a wholly-owned subsidiary of Janus Capital, a fee for the sale and distribution and/or shareholder servicing of the Shares at an annual rate of up to 0.25% of the Class A Shares’ average daily net assets, of up to 1.00% of the Class C Shares’ average daily net assets, and of up to 0.25% of the Class S Shares’ average daily net assets. Under the terms of the Plan, the Trust is authorized to make payments to Janus Distributors for remittance to retirement plan service providers, broker-dealers, bank trust departments, financial advisors, and other financial intermediaries, as compensation for distribution and/or shareholder services performed by such entities for their customers who are investors in the Fund. These amounts are disclosed as “12b-1 Distribution and shareholder servicing fees” on the Statement of Operations. Payments under the Plan are not tied exclusively to actual 12b-1 distribution and shareholder service expenses, and the payments may exceed 12b-1 distribution and shareholder service expenses actually incurred. If any of the Fund’s actual 12b-1 distribution and shareholder service expenses incurred during a calendar year are less than the payments made during a calendar year, the Fund will be refunded the difference. Refunds, if any, are included in “12b-1 Distribution fees and shareholder servicing fees” in the Statement of Operations.

Janus Capital furnishes certain administration, compliance, and accounting services for the Fund and is reimbursed by the Fund for certain of its costs in providing those services (to the extent Janus Capital seeks reimbursement and such costs are not otherwise waived). In addition, employees of Janus Capital and/or its affiliates may serve as officers of the Trust. The Fund also pays for some or all of salaries, fees, and expenses of certain Janus Capital employees and Fund officers, with respect to certain specified administration functions they perform on behalf of the Fund. The Fund pays these costs based on out-of-pocket expenses incurred by Janus Capital, and these costs are separate and apart from advisory fees and other expenses paid in connection with the investment advisory services Janus Capital (or the subadviser) provides to the Fund. These amounts are disclosed as “Fund administration fees” on the Statement of Operations. Some expenses related to compensation payable to the Fund's Chief Compliance Officer and compliance staff are shared with the Fund. Total compensation of $329,069 was paid to the Chief Compliance Officer and certain compliance staff by the Trust during the period ended December 31, 2016. The Fund's portion is reported as part of “Other expenses” on the Statement of Operations.

The Board of Trustees has adopted a deferred compensation plan (the “Deferred Plan”) for independent Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. All deferred fees are credited to an account established in the name of the Trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the Janus funds that are selected by the Trustees. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts are credited to the account. The fluctuation of the account balance is recorded by the Fund as unrealized appreciation/(depreciation) and is included as of December 31, 2016 on the Statement of Assets and Liabilities in the asset, “Non-interested Trustees’ deferred compensation,” and liability, “Non-interested Trustees’ deferred compensation fees.” Additionally, the recorded unrealized appreciation/(depreciation) is included in “Unrealized net appreciation/(depreciation) of investments, foreign currency translations and non-interested Trustees’ deferred compensation” on the Statement of Assets and Liabilities. Deferred compensation expenses for the period ended December 31, 2016 are included in “Non-interested Trustees’ fees and expenses” on the Statement of Operations. Trustees are allowed to change their designation of mutual funds from time to time. Amounts will be deferred until distributed in accordance with the Deferred Plan. Deferred fees of $181,750 were paid by the Trust to a Trustee under the Deferred Plan during the period ended December 31, 2016.

Pursuant to the provisions of the 1940 Act and related rules, the Fund may participate in an affiliated or nonaffiliated cash sweep program. In the cash sweep program, uninvested cash balances of the Fund may be used to purchase shares of affiliated or nonaffiliated money market funds or cash management pooled investment vehicles. The Fund is eligible to participate in the cash sweep program (the “Investing Funds”). As adviser, Janus Capital has an inherent conflict of interest because of its fiduciary duties to the affiliated money market funds or cash management pooled investment vehicles and the Investing Funds. Janus Cash Liquidity Fund LLC is an affiliated unregistered cash management pooled investment vehicle that invests primarily in highly-rated short-term fixed-income securities. Janus Cash Liquidity Fund LLC currently maintains a NAV of $1.00 per share and distributes income daily in a manner consistent with a registered product compliant with Rule 2a-7 under the 1940 Act. There are no restrictions on the Fund's ability to withdraw investments from Janus Cash Liquidity Fund LLC at will, and there are no unfunded capital commitments due from the Fund to Janus Cash Liquidity Fund LLC. The units of Janus Cash Liquidity Fund LLC are not charged any management fee, sales charge or service fee.

42	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

Any purchases and sales, realized gains/losses and recorded dividends from affiliated investments during the period ended December 31, 2016 can be found in a table located in the Notes to Schedule of Investments and Other Information.

Class A Shares include a 5.75% upfront sales charge of the offering price of the Fund. The sales charge is allocated between Janus Distributors and financial intermediaries. During the period ended December 31, 2016, Janus Distributors retained upfront sales charges of $1,231.

A contingent deferred sales charge (“CDSC”) of 1.00% will be deducted with respect to Class A Shares purchased without a sales load and redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class A Shares redeemed. There were no CDSCs paid by redeeming shareholders of Class A Shares to Janus Distributors during the period ended December 31, 2016.

A CDSC of 1.00% will be deducted with respect to Class C Shares redeemed within 12 months of purchase, unless waived. Any applicable CDSC will be 1.00% of the lesser of the original purchase price or the value of the redemption of the Class C Shares redeemed. During the period ended December 31, 2016, redeeming shareholders of Class C Shares paid CDSCs of $94.

As of December 31, 2016, shares of the Fund were owned by Janus Capital and/or other funds advised by Janus Capital, as indicated in the table below:

Class	% of Class Owned	% of Fund Owned
Class A Shares	85%	10%
Class C Shares	73	7
Class D Shares	-	-
Class I Shares	-	-
Class S Shares	100	3
Class T Shares	-	-

In addition, other shareholders, including other funds, individuals, accounts, as well as the Fund’s portfolio manager(s) and/or investment personnel, may from time to time own (beneficially or of record) a significant percentage of the Fund’s Shares and can be considered to “control” the Fund when that ownership exceeds 25% of the Fund’s assets (and which may differ from control as determined in accordance with accounting principles generally accepted in the United States of America).

The Fund is permitted to purchase or sell securities (“cross-trade”) between itself and other funds or accounts managed by Janus Capital Management LLC in accordance with Rule 17a-7 under the Investment Company Act of 1940 (“Rule 17a-7”), when the transaction is consistent with the investment objectives and policies of the Fund and in accordance with the Internal Cross Trade Procedures adopted by the Trust’s Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the Fund from or to another fund or account that is or could be considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7. Under these procedures, each cross-trade is effected at the current market price to save costs where allowed. During the period ended December 31, 2016, the Fund engaged in cross trades amounting to $63,751 in purchases and $335,946 in sales, resulting in a net realized gain of $192. The net realized gain is included within the “Net Realized Gain/(Loss) on Investments” section of the Fund’s Statement of Operations.

5. Federal Income Tax

Income and capital gains distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America. These differences are due to differing treatments for items such as net short-term gains, deferral of wash sale losses, foreign currency transactions, net investment losses, and capital loss carryovers.

The Fund has elected to treat gains and losses on forward foreign currency contracts as capital gains and losses, if applicable. Other foreign currency gains and losses on debt instruments are treated as ordinary income for federal income tax purposes pursuant to Section 988 of the Internal Revenue Code.

Janus Investment Fund	43

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

The aggregate cost of investments and the composition of unrealized appreciation and depreciation of investment securities for federal income tax purposes as of December 31, 2016 are noted below.

Unrealized appreciation and unrealized depreciation in the table below exclude appreciation/depreciation on foreign currency translations. The primary differences between book and tax appreciation or depreciation of investments are wash sale loss deferrals and investments in partnerships.

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Tax Appreciation/ (Depreciation)
$ 52,003,148	$ 5,253,269	$ (979,087)	$ 4,274,182

6. Capital Share Transactions

	Period ended December 31, 2016		Year ended June 30, 2016
	Shares	Amount	Shares	Amount

Class A Shares:
Shares sold	34,571	$ 390,212	17,193	$ 185,764
Reinvested dividends and distributions	13,950	157,873	24,636	262,097
Shares repurchased	(27,674)	(309,335)	(34,206)	(368,526)
Net Increase/(Decrease)	20,847	$ 238,750	7,623	$ 79,335
Class C Shares:
Shares sold	32,685	$ 369,669	27,391	$ 292,305
Reinvested dividends and distributions	9,385	106,629	22,152	235,561
Shares repurchased	(155,396)	(1,750,984)	(96,231)	(1,041,997)
Net Increase/(Decrease)	(113,326)	$(1,274,686)	(46,688)	$ (514,131)
Class D Shares:
Shares sold	534,671	$ 6,029,075	314,629	$ 3,355,051
Reinvested dividends and distributions	65,716	744,192	108,983	1,159,957
Shares repurchased	(196,729)	(2,201,095)	(603,724)	(6,524,112)
Net Increase/(Decrease)	403,658	$ 4,572,172	(180,112)	$(2,009,104)
Class I Shares:
Shares sold	212,996	$ 2,391,602	25,951	$ 273,791
Reinvested dividends and distributions	10,126	114,828	15,744	167,725
Shares repurchased	(59,296)	(664,239)	(104,138)	(1,102,947)
Net Increase/(Decrease)	163,826	$ 1,842,191	(62,443)	$ (661,431)
Class S Shares:
Shares sold	-	$ -	-	$ 61
Reinvested dividends and distributions	4,030	45,647	8,826	94,026
Shares repurchased	(27,757)	(312,823)	-	-
Net Increase/(Decrease)	(23,727)	$ (267,176)	8,826	$ 94,087
Class T Shares:
Shares sold	281,538	$ 3,214,204	41,848	$ 452,313
Reinvested dividends and distributions	6,905	78,387	10,974	117,027
Shares repurchased	(19,027)	(213,657)	(228,325)	(2,447,109)
Net Increase/(Decrease)	269,416	$ 3,078,934	(175,503)	$(1,877,769)

44	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

7. Purchases and Sales of Investment Securities

For the period ended December 31, 2016, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any short-term securities, short-term options contracts, and in-kind transactions) was as follows:

Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long- Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
$10,836,035	$ 6,164,159	$ 5,355,237	$ 5,651,254

8. Merger Related Matters

On October 3, 2016, Janus Capital Group Inc. (“JCGI”), the direct parent of Janus Capital Management LLC, the investment adviser to the Fund (“Janus Capital”), and Henderson Group plc (“Henderson”) announced that they had entered into an Agreement and Plan of Merger (“Merger Agreement”) relating to the strategic combination of Henderson and JCGI (the “Transaction”). Pursuant to the Merger Agreement, a newly formed, direct wholly-owned subsidiary of Henderson will merge with and into JCGI, with JCGI as the surviving corporation and a direct wholly-owned subsidiary of Henderson. The Transaction is currently expected to close in the second quarter of 2017, subject to requisite shareholder and regulatory approvals.

The consummation of the Transaction may be deemed to be an “assignment” (as defined in the Investment Company Act of 1940, as amended) of the current advisory agreement between Janus Capital and the Fund. In addition, the consummation of the Transaction may be deemed to be an assignment of the current sub-advisory agreements between Janus Capital and each of INTECH Investment Management LLC (“INTECH”) and Perkins Investment Management LLC (“Perkins”), the subadvisers to certain funds. As a result, the consummation of the Transaction may cause such investment advisory agreements and investment sub-advisory agreements to terminate automatically in accordance with their respective terms.

On December 8, 2016, the Board of Trustees of the Fund (the “Board of Trustees”) approved, subject to approval of shareholders, a new investment advisory agreement between the Fund and Janus Capital in order to permit Janus Capital to continue to provide advisory services to the Fund following the closing of the Transaction. The new investment advisory agreement will have substantially similar terms as the corresponding current investment advisory agreement.

On December 8, 2016, the Board of Trustees approved, subject to approval of shareholders, a new investment sub-advisory agreement between Janus Capital and Perkins in order to permit Perkins to continue to provide sub-advisory services with respect to the Fund following the closing of the Transaction. The new investment sub-advisory agreement will have substantially similar terms as the corresponding current investment sub-advisory agreement.

On December 8, 2016, the Board of Trustees also approved interim investment advisory agreements between the Fund and Janus Capital and interim sub-advisory agreements between Janus Capital and the Fund’s subadviser, as applicable. In the event shareholders of the Fund do not approve the new investment advisory agreement (and, if applicable, the new investment sub-advisory agreement) prior to the closing of the Transaction, an interim investment advisory agreement (and, if applicable, an interim investment sub-advisory agreement) will take effect with respect to the Fund upon the closing of the Transaction. Such interim agreements will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction, or when shareholders of the Fund approve the new investment advisory agreement and new investment sub-advisory agreement, if applicable. Compensation earned by Janus Capital and the Fund’s subadviser, if applicable, under their respective interim investment advisory agreement or interim investment sub-advisory agreement will be held in an interest-bearing escrow account and will be paid to Janus Capital or the subadviser, as applicable, if shareholders approve the corresponding new investment advisory agreement or new investment sub-advisory agreement prior to the end of the interim period. Except for the term and escrow provisions described above, the terms of each interim investment advisory agreement and interim investment subadvisory agreement are substantially similar to those of the corresponding current investment advisory agreement or current investment sub-advisory agreement.

In addition, the Fund’s name will change to reflect “Janus Henderson” as part of the Fund’s name.

Janus Investment Fund	45

Perkins Value Plus Income Fund

Notes to Financial Statements (unaudited)

Shareholders of record of the Fund as of December 29, 2016, will receive a proxy statement, notice of special meeting of shareholders, and proxy card, containing detailed information regarding shareholder proposals with respect to these and certain other matters. The shareholder meeting is expected to be held on or about April 6, 2017.

9. Subsequent Event

Management has evaluated whether any events or transactions occurred subsequent to December 31, 2016 and through the date of issuance of the Fund's financial statements and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s financial statements.

46	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

Proxy Voting Policies and Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge: (i) upon request, by calling 1-800-525-0020 (toll free); (ii) on the Fund’s website at janus.com/proxyvoting; and (iii) on the SEC’s website at http://www.sec.gov. Additionally, information regarding the Fund’s proxy voting record for the most recent twelve-month period ended June 30 is also available, free of charge, through janus.com/proxyvoting and from the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings

The Fund files its complete portfolio holdings (schedule of investments) with the SEC for the first and third quarters of each fiscal year on Form N-Q within 60 days of the end of such fiscal quarter. The Fund’s Form N-Q: (i) is available on the SEC’s website at http://www.sec.gov; (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the Public Reference Room may be obtained by calling 1-800-SEC-0330); and (iii) is available without charge, upon request, by calling Janus at 1-800-525-0020 (toll free).

Approval of Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

On September 15, 2016, Janus Capital Group Inc. (“Janus”) advised the Trustees of Janus Investment Fund (the “Trust”), each of whom serves as an “independent” Trustee (the “Board” or the “Trustees”), of its intent to seek a strategic combination of its advisory business with Henderson Group plc (“Henderson”). The Board met with the Chief Executive Officer of Janus, who outlined the proposed combination and the potential benefits to Janus Capital Management LLC (“Janus Capital”) and each Fund of the Trust (each, a “Fund” and collectively, the “Funds”). Subsequent to the September 15, 2016 meeting, the Trustees identified a list of basic principles, which they believed should serve as the foundation for their review of the organizational, operational and strategic issues involved with any potential change in control of Janus Capital, the investment adviser to the Funds. These basic principles were communicated to Janus Capital on September 27, 2016, and were intended to be shared with Henderson. On October 3, 2016, Janus announced that it had entered into a definitive Agreement and Plan of Merger with Henderson pursuant to which Janus and Henderson agreed to effect an all-stock merger of equals strategic combination of their respective businesses, with Janus Capital surviving the merger as a direct wholly-owned subsidiary of Henderson (the “Transaction”). The Board was advised that, subject to certain conditions, the Transaction is currently expected to close during the second quarter of 2017.

As part of its due diligence, the Board developed an initial list of questions related to the proposed transaction, which was provided to Janus Capital on October 6, 2016. At a special Board meeting held on October 19, 2016, the Board considered Janus Capital’s response to the initial information request and met with the management of Janus to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, addressing, among other matters, the personnel expected to provide such services, and the resources available to do so. After its October 19, 2016 meeting, the Board developed a supplemental request for additional information, which was provided to Janus Capital on October 26, 2016. At another special Board meeting held on November 7-8, 2016, the Board considered Janus Capital’s response to the supplemental information request and again met with the management of Janus and Henderson to discuss the impact of the Transaction on the nature, extent and quality of services Janus Capital is expected to provide to the Janus Funds following the Transaction, and also met with various officers of the Funds and of Janus Capital, including various Fund portfolio managers. After its November 7-8, 2016 meeting, the Board developed a second supplemental request for additional information, which was provided to Janus Capital on November 21, 2016. On December 7-8, 2016, the Board met to consider Janus Capital’s response to the second supplemental information request and to also consider the proposed new investment advisory agreements between the Trust, on behalf of each Fund, and Janus Capital (each, a “New Advisory Agreement” and collectively, the “New Advisory Agreements”) and the new sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH Investment Management LLC (“INTECH”), Perkins Investment Management LLC (“Perkins”), or Janus Singapore Pte. Limited (“Janus Singapore,” and together with INTECH and Perkins, the “Sub-Advisers” and each, a “Sub-Adviser”) as sub-advisers (each, a “New Sub-Advisory Agreement” and collectively, the “New Sub-Advisory Agreements”) to take effect immediately after the Transaction or shareholder approval, whichever is later. During each of these meetings, the Board sought additional and clarifying information as it deemed necessary or appropriate. In addition, the Board engaged its independent fee consultant to help evaluate certain of the proposals that the Board was being asked to consider. Throughout the process, the Board had the assistance of its independent legal counsel, who advised them on, among other things, its duties and obligations.

Janus Investment Fund	47

Perkins Value Plus Income Fund

Additional Information (unaudited)

In connection with the Board’s review, Janus Capital provided, and the Board obtained, substantial information regarding the following matters: the management, financial position and business of Henderson; the history of Henderson’s business and operations; the investment performance of the investment companies advised by Henderson; the proposed structure, operations and investment processes of the combined investment management organization after the Transaction and the strategy for operating and growing the business following the Transaction; the future plans of Janus and Henderson with respect to the Funds and any proposed changes to the operations or structure of the Funds; and the future plans of Janus and Henderson with respect to the provision of services to the Funds, and the entities providing such services, including those affiliated with Janus. The Board also received information regarding the terms of the Transaction, anticipated management of the combined organization, the resources that each of Janus and Henderson bring to the combined organization and the process being followed by Janus and Henderson to integrate their organizations. The Board also received information regarding the impact of the Transaction on each of INTECH, Perkins and Janus Singapore.

In connection with the Board’s approval of New Advisory Agreements and New Sub-Advisory Agreements at its December 8, 2016 meeting, the Board also continued its on-going annual process to determine whether to continue the existing investment advisory agreements between Janus Capital and the Trust on behalf of each Fund (each, a “Current Advisory Agreement” and collectively, the “Current Advisory Agreements”) and the existing sub-advisory agreements between Janus Capital and each of the Funds that utilize INTECH, Perkins, or Janus Singapore as sub-advisers (each, a “Current Sub-Advisory Agreement” and collectively, the “Current Sub-Advisory Agreements”). In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that as part of this annual process, the Board had considered and was in the process of considering, numerous factors, including the nature and quality of services provided by Janus Capital and each Sub-Adviser, as applicable; investment performance, on an absolute basis and relative to appropriate peer groups and one or a combination of market indices; investment management fees, expense ratios and asset sizes of the Funds and peer groups; investment management fees charged to comparable investment companies, separate accounts and non-fund clients; Janus Capital’s profitability from managing the Funds; fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital; and the potential benefits to Janus Capital, the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In determining whether to approve the New Advisory Agreement for each Fund and the New Sub-Advisory Agreement for Funds managed by INTECH, Perkins or Janus Singapore in connection with the Transaction, and whether to recommend approval to Fund shareholders, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• The terms of the New Advisory Agreements are substantially similar to the corresponding Current Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• The terms of the New Sub-Advisory Agreements are substantially similar to the corresponding Current Sub-Advisory Agreements, and the contractual fee rate will not change. In this regard, see the discussion of the Board’s considerations with respect to its most recent approval of the Current Sub-Advisory Agreements prior to December 8, 2016, as disclosed in each Fund’s most recent prior annual or semi-annual shareholder report, as applicable.

• Janus Capital’s plans for the operation of the Funds, including its plans for the continued provision of all services currently provided to the Funds by Janus Capital and its affiliates, including, among others, investment advisory services, portfolio trading services, and Fund administrative and accounting services, and the personnel and resources proposed to support the provision of such services.

• The estimated profitability to Janus Capital from managing the Funds after the Transaction, including potential economies of scale and fall-out benefits to Janus Capital from its relationship to the Funds, including revenues derived from services provided to the Funds by affiliates of Janus Capital, and the potential benefits to Janus

48	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

Capital, and the Funds of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms.

In connection with its deliberations, the Board received assurances from Janus, on behalf of itself and its affiliates (collectively, “Janus”) including the following:

• Janus has provided to the Board such information as it believes is reasonably necessary to evaluate the New Advisory Agreements and New Sub-Advisory Agreements.

• Janus is committed to the continuance, without interruption, of services to the Funds of at least the type and quality currently provided by Janus Capital and its affiliates, or superior thereto.

• The Transaction is not expected to affect negatively the nature, extent or quality of the investment advisory services provided by Janus Capital to the Funds following the Transaction, and the investment advisory services are expected to be at least comparable to the services being provided under the Current Advisory Agreements and Current Sub-Advisory Agreements. In this regard, the Board noted specific representations that Janus does not intend for the nature, extent or quality of investment advisory and other services to be provided to the Funds following the Transaction to change, and the extent of such services were expected to increase based on the combined resources of the combined investment management organization after the Transaction, and should the nature, extent or quality of such services decline, Janus would commit the resources needed to return such services to pre-Transaction levels.

• The Funds’ current operations were expected to remain largely unchanged, except for certain fund reorganizations which will be separately considered by the Board, and such other changes as were or will be presented to the Board.

• Janus does not intend to make changes to the portfolio managers providing services to the Funds, other than proposed changes in the management of certain Funds as discussed with the Board, including those related to proposals to merge certain Funds with Funds managed by Henderson Global Investors (North America) Inc., an indirect, wholly-owned subsidiary of Henderson, and subject to such changes as may arise at any time as a result of the ongoing process of portfolio manager evaluation.

• After the Transaction, the extent of distribution and marketing services provided to the Janus Funds were expected to increase based on the combined resources of Janus and Henderson. In this regard, Janus Capital advised the Board that after the Transaction, the extent of distribution and marketing services provided to the Janus Funds are expected to increase based on the combined resources of Janus and Henderson. This is due primarily to the anticipated increase of sales related resources and expanded global presence of the combined Janus Henderson organization, which is expected to enhance visibility and brand recognition of the Janus Henderson Funds.

• The intent of Janus Capital to take the necessary and appropriate steps to retain and attract its key investment advisory personnel.

• The intent of Janus to take the necessary and appropriate steps to retain and attract its key compliance, financial, fund accounting and administrative personnel supporting the management and oversight of the Funds.

• Janus is not aware of any express or implied term, condition, arrangement or understanding that would impose in its best judgement an “unfair burden” on any Fund as a result of the Transaction, as defined in Section 15(f) of the 1940 Act, and that Janus will take no action that would have the effect of imposing such an “unfair burden” on any Fund in connection with the Transaction.

Janus assured the Board that it intended to comply with Section 15(f) of the Investment Company Act of 1940, as amended (the “1940 Act”). Section 15(f) provides a non-exclusive safe harbor for an investment adviser to an investment company or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be interested persons of such investment adviser (as defined under the 1940 Act). The composition of the Board is in compliance with this provision of Section 15(f). In addition, after careful review and consideration, the Board determined that it would be in the best interests of the Funds to add to the Board an individual who currently acts as a non-interested board member of the

Janus Investment Fund	49

Perkins Value Plus Income Fund

Additional Information (unaudited)

Henderson Trust. The Board believes that this change in the Board composition will provide perspective and insight relating to experience working with the Henderson organization. The Board’s Nominating and Governance Committee considered a number of candidates and recommended that the Board nominate one proposed new trustee from those candidates who currently act as non-interested board members of the Henderson Trust. The Board approved that trustee nominee to serve on the Board, subject to election by the shareholders of the Funds and contingent on the closing of the Transaction. If the new trustee is elected and serves on the Board, the Board composition would continue to satisfy the provisions of Section 15(f).

To meet the second condition of Section 15(f), an “unfair burden” must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term “unfair burden” is defined in Section 15(f) to include any arrangement during the two-year period after the transaction, whereby the investment adviser, or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company).

Janus represented that it does not believe that an “unfair burden” will be placed on the Funds as a result of the Transaction. In furtherance thereof, Janus has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meetings of, the Funds’ shareholders (the “Meetings”), as well as other fees and expenses in connection with the Transaction, including the reasonable fees and expenses of legal counsel and consultants to the Funds and the Trustees. In addition, Janus has agreed, for a period of two years following the closing of the Transaction, (i) not to request any increases to advisory fees for the Funds, other than those proposed to and approved by the Board prior to the close of the Transaction, and (ii) to continue to use the current process by which expense caps are set annually for the Funds.

As a result of its review and consideration of the New Investment Advisory Agreements and New Sub-Advisory Agreements in connection with the Transaction, at a meeting on December 8, 2016, the Board voted unanimously to approve a New Investment Advisory Agreement for each Fund and a New Sub-Advisory Agreement for each Fund managed by INTECH, Perkins or Janus Singapore, and to recommend such agreements to the Funds’ shareholders for their approval.

Approval of Interim Advisory and Sub-Advisory Agreements with Janus and Janus Affiliates during the Period

In the event shareholders of a Fund do not approve such Fund’s New Advisory Agreement and/or New Sub-Advisory Agreement at the Meetings prior to the closing of the Transaction, Janus Capital proposed that an interim investment advisory agreement between Janus Capital and such Fund (each, an “Interim Advisory Agreement” and collectively, the “Interim Advisory Agreements”) and an interim sub-advisory agreement between Janus Capital and the applicable Sub-Adviser (each, an “Interim Sub-Advisory Agreement” and collectively, the “Interim Sub-Advisory Agreements”) take effect upon the closing of the Transaction. At the December 8, 2016 meeting, the Board, all of whom are Independent Trustees, unanimously approved an Interim Advisory Agreement for each Fund and an Interim Sub-Advisory Agreement for each applicable Fund in order to assure continuity of investment advisory services to the Funds and sub-advisory services to the sub-advised Funds after the Transaction. The terms of each Interim Advisory Agreement are substantially identical to those of the applicable Current Advisory Agreement and New Advisory Agreement, except for the term and escrow provisions described below. Similarly, the terms of each Interim Sub-Advisory Agreement are substantially identical to those of the Current Sub-Advisory Agreements and New Sub-Advisory Agreements, except for the term and escrow provisions described below. The Interim Advisory Agreement and Interim Sub-Advisory Agreement will continue in effect for a term ending on the earlier of 150 days from the closing of the Transaction (the “150-day period”) or when shareholders of the Fund approve the New Advisory Agreement and/or New Sub-Advisory Agreement. Pursuant to Rule 15a-4 under the 1940 Act, compensation earned by Janus Capital under an Interim Advisory Agreement and compensation earned by a Sub-Adviser under an Interim Sub-Advisory Agreement will be held in an interest-bearing escrow account. If shareholders of a Fund approve the New Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Advisory Agreement will be paid to Janus Capital. If shareholders of a Fund approve the New Advisory Agreement and New Sub-Advisory Agreement prior to the end of the 150-day period, the amount held in the escrow account under the Interim Sub-Advisory Agreement will be paid to the Sub-Adviser. If shareholders of a Fund do not approve the New Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it

50	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Additional Information (unaudited)

deems to be in the best interests of the Fund, and Janus Capital will be paid the lesser of its costs incurred in performing its services under the Interim Advisory Agreement or the total amount in the escrow account, plus interest earned. If shareholders of a Fund do not approve the New Advisory Agreement and/or New Sub-Advisory Agreement prior to the end of the 150-day period, the Board will take such action as it deems to be in the best interests of the Fund, and the Sub-Adviser will be paid the lesser of its costs incurred in performing its services under the Interim Sub-Advisory Agreement or the total amount in the escrow account, plus interest earned.

Approval of Sub-Advisory Agreements with Henderson Investment Management Limited during the Period

Janus Capital met with the Trustees on November 7-8, 2016, and December 7-8, 2016, to discuss the approval of a new sub-advisory agreement between Janus Capital and Henderson Investment Management Limited (“HIML”) (each, a “HIML Sub-Advisory Agreement” and collectively, the “HIML Sub-Advisory Agreements”) on behalf of each of Janus Asia Equity Fund, Janus Emerging Markets Fund, and Janus Global Real Estate Fund (each, an “HIML Fund” and together, the “HIML Funds”) to take effect immediately after the closing of the Transaction or shareholder approval, whichever is later. At the meetings, the Trustees also discussed the HIML Sub-Advisory Agreements with their independent counsel in executive session. During the course of these meetings, the Trustees requested and considered such information as they deemed relevant to their deliberations. In addition, at prior meetings and during the course of these meetings the Board also undertook a comprehensive process to evaluate the impact of the Transaction on the nature, quality and extent of services expected to be provided by Janus Capital and HIML to each HIML Fund, including after the completion of the Transaction. For a fuller discussion of the Board’s consideration of the approval of a new investment advisory agreement for the HIML Funds in connection with the Transaction, see “Approval of Advisory and Sub-Advisory Agreements with Janus and its Affiliates During the Period” above.

At a meeting of the Board of Trustees held on December 8, 2016, the Trustees considered the HIML Sub-Advisory Agreements. In determining whether to approve the HIML Sub-Advisory Agreements, and whether to recommend approval to the shareholders of each HIML Fund, the Board received information and made inquiries into all matters as it deemed appropriate. The Board reviewed and analyzed various factors it deemed relevant, including the following factors, among others, none of which by itself was considered dispositive:

• the terms of each HIML Sub-Advisory Agreement;

• the nature, quality and extent of services expected to be provided under the HIML Sub-Advisory Agreements, including the reputation, qualifications and background of HIML and its operational and compliance infrastructures;

• the investment approach, the experience and skills of senior management and investment personnel of HIML, including the portfolio managers who would be responsible for managing all or part of the portfolio of each HIML Fund, noting the resources made available to such personnel;

• the ability of HIML to attract and retain high-quality personnel and the organizational depth of HIML;

• the sub-advisory fee rate under each HIML Sub-Advisory Agreement, as well as the overall management fee structure of each HIML Fund, noting that the sub-advisory fee rate is consistent with the approach utilized in the Janus Funds complex for other sub-advisory relationships, taking into account the allocation of managed assets between Janus Capital and HIML for the Global Real Estate Fund;

• under each HIML Sub-Advisory Agreement, Janus Capital would be responsible for paying HIML out of its fees;

• the fall out benefits to HIML and its affiliates from its relationship with each HIML Fund, including the potential benefits to HIML and its affiliates and each HIML Fund of receiving research services from broker/dealer firms in connection with the allocation of portfolio transactions to such firms;

• the potential for economies of scale with respect to the overall fee structure of each HIML Fund and whether either Fund will benefit from any economies of scale; and

• the costs of seeking approval of the HIML Sub-Advisory Agreements will not be borne by the HIML Funds.

As a result of its review and consideration of each HIML Sub-Advisory Agreement and related matters, on December 8, 2016, the Board voted unanimously to approve each HIML Sub-Advisory Agreement and to recommend such agreement to each HIML Fund’s shareholders for their approval.

Janus Investment Fund	51

Perkins Value Plus Income Fund

Additional Information (unaudited)

Renewal of Investment Advisory and Sub-Advisory Agreements for INTECH U.S. Core Fund

As noted above, at its December 8, 2016 meeting, the Board continued its on-going annual process to determine whether to continue the Current Advisory Agreements and the Current Sub-Advisory Agreements. In this regard, the Board received and reviewed information provided by Janus and the respective Sub-Advisers in response to requests of the Board and its independent legal counsel. The Board also received and reviewed information and analysis provided by, and in response to requests of, its independent fee consultant. The Board noted that the Current Advisory Agreement between the Trust, on behalf of INTECH U.S. Core Fund, and Janus Capital and the Current Sub-Advisory Agreement between Janus Capital and INTECH, on behalf of the Fund, would expire on January 1, 2017, if not renewed. The Board noted that the date of termination for the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds was February 1, 2017, if not renewed. Accordingly, the Board voted unanimously to renew the Current Advisory Agreement and the Current Sub-Advisory Agreement for INTECH U.S. Core Fund through January 31, 2017 in order to (i) align the termination date of such Agreements with the termination date of the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds and (ii) allow for a more complete consideration of such Agreements, as well as the Current Advisory Agreements and the Current Sub-Advisory Agreements for the other Funds.

52	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

Management Commentary

The Management Commentary in this report includes valuable insight as well as statistical information to help you understand how your Fund’s performance and characteristics stack up against those of comparable indices.

If the Fund invests in foreign securities, this report may include information about country exposure. Country exposure is based primarily on the country of risk. A company may be allocated to a country based on other factors such as location of the company’s principal office, the location of the principal trading market for the company’s securities, or the country where a majority of the company’s revenues are derived.

Please keep in mind that the opinions expressed in the Management Commentary are just that: opinions. They are a reflection based on best judgment at the time this report was compiled, which was December 31, 2016. As the investing environment changes, so could opinions. These views are unique and are not necessarily shared by fellow employees or by Janus in general.

Performance Overviews

Performance overview graphs compare the performance of a hypothetical $10,000 investment in the Fund with one or more widely used market indices. When comparing the performance of the Fund with an index, keep in mind that market indices are not available for investment and do not reflect deduction of expenses.

Average annual total returns are quoted for a Fund with more than one year of performance history. Average annual total return is calculated by taking the growth or decline in value of an investment over a period of time, including reinvestment of dividends and distributions, then calculating the annual compounded percentage rate that would have produced the same result had the rate of growth been constant throughout the period. Average annual total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Cumulative total returns are quoted for a Fund with less than one year of performance history. Cumulative total return is the growth or decline in value of an investment over time, independent of the period of time involved. Cumulative total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Pursuant to federal securities rules, expense ratios shown in the performance chart reflect subsidized (if applicable) and unsubsidized ratios. The total annual fund operating expenses ratio is gross of any fee waivers, reflecting the Fund’s unsubsidized expense ratio. The net annual fund operating expenses ratio (if applicable) includes contractual waivers of Janus Capital and reflects the Fund’s subsidized expense ratio. Ratios may be higher or lower than those shown in the “Financial Highlights” in this report.

Schedule of Investments

Following the performance overview section is the Fund’s Schedule of Investments. This schedule reports the types of securities held in the Fund on the last day of the reporting period. Securities are usually listed by type (common stock, corporate bonds, U.S. Government obligations, etc.) and by industry classification (banking, communications, insurance, etc.). Holdings are subject to change without notice.

The value of each security is quoted as of the last day of the reporting period. The value of securities denominated in foreign currencies is converted into U.S. dollars.

If the Fund invests in foreign securities, it will also provide a summary of investments by country. This summary reports the Fund exposure to different countries by providing the percentage of securities invested in each country. The country of each security represents the country of risk. The Fund’s Schedule of Investments relies upon the industry group and country classifications published by Barclays and/or MSCI Inc.

Tables listing details of individual forward currency contracts, futures, written options, swaptions, and swaps follow the Fund’s Schedule of Investments (if applicable).

Statement of Assets and Liabilities

This statement is often referred to as the “balance sheet.” It lists the assets and liabilities of the Fund on the last day of the reporting period.

Janus Investment Fund	53

Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s assets are calculated by adding the value of the securities owned, the receivable for securities sold but not yet settled, the receivable for dividends declared but not yet received on securities owned, and the receivable for Fund shares sold to investors but not yet settled. The Fund’s liabilities include payables for securities purchased but not yet settled, Fund shares redeemed but not yet paid, and expenses owed but not yet paid. Additionally, there may be other assets and liabilities such as unrealized gain or loss on forward currency contracts.

The section entitled “Net Assets Consist of” breaks down the components of the Fund’s net assets. Because the Fund must distribute substantially all earnings, you will notice that a significant portion of net assets is shareholder capital.

The last section of this statement reports the net asset value (“NAV”) per share on the last day of the reporting period. The NAV is calculated by dividing the Fund’s net assets for each share class (assets minus liabilities) by the number of shares outstanding.

Statement of Operations

This statement details the Fund’s income, expenses, realized gains and losses on securities and currency transactions, and changes in unrealized appreciation or depreciation of Fund holdings.

The first section in this statement, entitled “Investment Income,” reports the dividends earned from securities and interest earned from interest-bearing securities in the Fund.

The next section reports the expenses incurred by the Fund, including the advisory fee paid to the investment adviser, transfer agent fees and expenses, and printing and postage for mailing statements, financial reports and prospectuses. Expense offsets and expense reimbursements, if any, are also shown.

The last section lists the amounts of realized gains or losses from investment and foreign currency transactions, and changes in unrealized appreciation or depreciation of investments and foreign currency-denominated assets and liabilities. The Fund will realize a gain (or loss) when it sells its position in a particular security. A change in unrealized gain (or loss) refers to the change in net appreciation or depreciation of the Fund during the reporting period. “Net Realized and Unrealized Gain/(Loss) on Investments” is affected both by changes in the market value of Fund holdings and by gains (or losses) realized during the reporting period.

Statements of Changes in Net Assets

These statements report the increase or decrease in the Fund’s net assets during the reporting period. Changes in the Fund’s net assets are attributable to investment operations, dividends and distributions to investors, and capital share transactions. This is important to investors because it shows exactly what caused the Fund’s net asset size to change during the period.

The first section summarizes the information from the Statement of Operations regarding changes in net assets due to the Fund’s investment operations. The Fund’s net assets may also change as a result of dividend and capital gains distributions to investors. If investors receive their dividends and/or distributions in cash, money is taken out of the Fund to pay the dividend and/or distribution. If investors reinvest their dividends and/or distributions, the Fund’s net assets will not be affected. If you compare the Fund’s “Net Decrease from Dividends and Distributions” to “Reinvested Dividends and Distributions,” you will notice that dividends and distributions have little effect on the Fund’s net assets. This is because the majority of the Fund’s investors reinvest their dividends and/or distributions.

The reinvestment of dividends and distributions is included under “Capital Share Transactions.” “Capital Shares” refers to the money investors contribute to the Fund through purchases or withdrawals via redemptions. The Fund’s net assets will increase and decrease in value as investors purchase and redeem shares from the Fund.

Financial Highlights

This schedule provides a per-share breakdown of the components that affect the Fund’s NAV for current and past reporting periods as well as total return, asset size, ratios, and portfolio turnover rate.

The first line in the table reflects the NAV per share at the beginning of the reporting period. The next line reports the net investment income/(loss) per share. Following is the per share total of net gains/(losses), realized and unrealized. Per share dividends and distributions to investors are then subtracted to arrive at the NAV per share at the end of the period. The next line reflects the total return for the period. Also included are ratios of expenses and net investment income to average net assets.

54	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Useful Information About Your Fund Report (unaudited)

The Fund’s expenses may be reduced through expense offsets and expense reimbursements. The ratios shown reflect expenses before and after any such offsets and reimbursements.

The ratio of net investment income/(loss) summarizes the income earned less expenses, divided by the average net assets of the Fund during the reporting period. Do not confuse this ratio with the Fund’s yield. The net investment income ratio is not a true measure of the Fund’s yield because it does not take into account the dividends distributed to the Fund’s investors.

The next figure is the portfolio turnover rate, which measures the buying and selling activity in the Fund. Portfolio turnover is affected by market conditions, changes in the asset size of the Fund, fluctuating volume of shareholder purchase and redemption orders, the nature of the Fund’s investments, and the investment style and/or outlook of the portfolio manager(s) and/or investment personnel. A 100% rate implies that an amount equal to the value of the entire portfolio was replaced once during the fiscal year; a 50% rate means that an amount equal to the value of half the portfolio is traded in a year; and a 200% rate means that an amount equal to the value of the entire portfolio is traded every six months.

Janus Investment Fund	55

Perkins Value Plus Income Fund

Notes

NotesPage1

56	DECEMBER 31, 2016

Perkins Value Plus Income Fund

Notes

NotesPage1

Janus Investment Fund	57

Janus provides access to a wide range of investment disciplines.

Alternative

Janus alternative funds seek to deliver strong risk-adjusted returns over a full market cycle with lower correlation to equity markets than traditional investments.

Asset Allocation

Janus’ asset allocation funds utilize our fundamental, bottom-up research to balance risk over the long term. From fund options that meet investors’ risk tolerance and objectives to a method that incorporates non-traditional investment choices to seek non-correlated sources of risk and return, Janus’ asset allocation funds aim to allocate risk more effectively.

Fixed Income

Janus fixed income funds attempt to provide less risk relative to equities while seeking to deliver a competitive total return through high current income and appreciation. Janus money market funds seek capital preservation and liquidity with current income as a secondary objective.

Global & International

Janus global and international funds seek to leverage Janus’ research capabilities by taking advantage of inefficiencies in foreign markets, where accurate information and analytical insight are often at a premium.

Growth & Core

Janus growth funds focus on companies believed to be the leaders in their respective industries, with solid management teams, expanding market share, margins and efficiencies. Janus core funds seek investments in more stable and predictable companies. Our core funds look for a strategic combination of steady growth and, for certain funds, some degree of income.

Mathematical

Our mathematical funds seek to outperform their respective indices while maintaining a risk profile equal to or lower than the index itself. Managed by INTECH® (a Janus subsidiary), these funds use a mathematical process in an attempt to build a more “efficient” portfolio than the index.

Value

Our value funds, managed by Perkins® (a Janus subsidiary), seek to identify companies with favorable reward to risk characteristics by conducting rigorous downside analysis before determining upside potential.

For more information about our funds, contact your investment professional or go to janus.com/advisor/mutual-funds (or janus.com/allfunds if you hold Shares directly with Janus).

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus or, if available, a summary prospectus containing this and other information, please call Janus at 877.33JANUS (52687) (or 800.525.3713 if you hold Shares directly with Janus); or download the file from janus.com/info (or janus.com/reports if you hold Shares directly with Janus). Read it carefully before you invest or send money.

Janus, INTECH and Perkins are registered trademarks of Janus International Holding LLC. © Janus International Holding LLC. Funds distributed by Janus Distributors LLC
Investment products offered are:	NOT FDIC-INSURED	MAY LOSE VALUE	NO BANK GUARANTEE
C-0217-7584				125-24-93035 02-17

Item 2 - Code of Ethics

Not applicable to semiannual reports.

Item 3 - Audit Committee Financial Expert

Not applicable to semiannual reports.

Item 4 - Principal Accountant Fees and Services

Not applicable to semiannual reports.

Item 5 - Audit Committee of Listed Registrants

Not applicable.

Item 6 - Investments

(a) Schedule of Investments is contained in the Reports to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant.

Item 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

Item 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date.

(b) There have been no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the Registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12 - Exhibits

(a) (1) Not applicable because the Registrant has posted its Code of Ethics (as defined in Item 2(b) of Form N-CSR) on its website pursuant to paragraph (f)(2) of Item 2 of Form N-CSR.

(a) (2) Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required under Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached as Ex99.CERT.

(a) (3) Not applicable to this Registrant.

(b) A certification for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex99.906CERT.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Janus Investment Fund

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bruce Koepfgen

Bruce Koepfgen, President and Chief Executive Officer of Janus Investment Fund

(Principal Executive Officer)

Date: March 1, 2017

By: /s/ Jesper Nergaard

Jesper Nergaard, Vice President, Chief Financial Officer, Treasurer and Principal Accounting Officer of Janus Investment Fund

(Principal Accounting Officer and Principal Financial Officer)

Date: March 1, 2017